UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-02368

Name of Registrant:	Vanguard Fixed Income Securities Funds
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:	Anne E. Robinson, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: January 31

Date of reporting period: February 1, 2023—January 31, 2024

Item 1: Reports to Shareholders

Annual Report   |   January 31, 2024
Vanguard U.S. Government Bond Funds
Vanguard Short-Term Treasury Fund
Vanguard Short-Term Federal Fund
Vanguard Intermediate-Term Treasury Fund
Vanguard Long-Term Treasury Fund
See the inside front cover for important information about your fund’s annual and semiannual shareholder reports.

Important information about shareholder reports
Beginning in July 2024, amendments adopted by the Securities and Exchange Commission will substantially impact the design, content, and transmission of shareholder reports. Shareholder reports will provide key fund information in a clear and concise format and must be mailed to each shareholder that has not elected to receive the reports electronically. Financial statements will no longer be included in the shareholder report but will be available at vanguard.com, can be mailed upon request, or can be accessed on the SEC’s website at www.sec.gov.
You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this report or by logging on to vanguard.com.
Contents
Your Fund’s Performance at a Glance	1
Advisor's Report	2
About Your Fund’s Expenses	5
Short-Term Treasury Fund	7
Short-Term Federal Fund	24
Intermediate-Term Treasury Fund	41
Long-Term Treasury Fund	58
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance
•	For the 12 months ended January 31, 2024, returns of the four funds in this report ranged from –5.59% to 3.14%. While all share classes of the Short-Term Federal Fund, Short-Term Treasury Fund, and Intermediate-Term Treasury Fund posted positive returns, Investor and Admiral Shares of the Long-Term Treasury Fund were in negative territory.
•	Both Investor and Admiral Shares of the Intermediate-Term Treasury Fund outperformed the fund’s benchmark. The returns of all share classes of the three other funds trailed their respective benchmarks.
•	With inflation continuing to ease over the period, the Federal Reserve slowed and eventually stopped hiking interest rates. Economic growth, the labor market, and consumer spending proved resilient, but the prospect of rates remaining high for an extended period spurred volatility at times. U.S. bonds rallied toward the end of 2023 as sentiment improved amid market expectations for rate cuts in 2024.
•	Our positions in mortgage-backed securities and duration generally held back performance, while our holdings in agency debentures helped results.
•	The Short-Term Federal Fund’s holdings of futures contracts helped its performance for the 12 months. The fund regularly uses derivatives to hedge portfolio risks.
Market Barometer
	Average Annual Total Returns Periods Ended January 31, 2024
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	20.23%	9.78%	13.99%
Russell 2000 Index (Small-caps)	2.40	-0.76	6.80
Russell 3000 Index (Broad U.S. market)	19.15	9.10	13.53
FTSE All-World ex US Index (International)	6.29	1.57	5.77
Bonds
Bloomberg U.S. Aggregate Float Adjusted Index (Broad taxable market)	2.23%	-3.15%	0.90%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	2.90	-0.78	2.00
FTSE Three-Month U.S. Treasury Bill Index	5.36	2.40	1.96
CPI
Consumer Price Index	3.09%	5.64%	4.15%
1

Advisor’s Report
For the 12 months ended January 31, 2024, Vanguard Short-Term Treasury Fund returned 2.97%, Vanguard Intermediate-Term Treasury Fund 1.90%, and Vanguard Long-Term Treasury Fund –5.50%, while Vanguard Short-Term Federal Fund returned 3.14%. (The returns and yields cited in this report are for Admiral Shares.) All but the Intermediate-Term Treasury Fund underperformed their respective benchmarks.
The 30-day SEC yield—a proxy for its potential annualized rate of income—remained the same for the Short-Term Treasury Fund at 4.19% but rose 32 basis points to 3.95% for the Intermediate-Term Treasury Fund and 58 basis points to 4.19% for the Long-Term Treasury Fund. The yield of the Short-Term
Federal Fund rose 6 basis points to 4.03%. (A basis point is one-hundredth of a percentage point.)
Investment environment
For much of the period, concerns about inflation—and whether policymakers’ efforts to rein it in might spur a global recession—were top of mind for many investors.
Consumer prices continued to cool early on, but that cooling broadened to the services sector, which felt the effects of tight labor markets.
Slow progress on the inflation front led central banks—including the Federal Reserve, the European Central Bank, and the Bank of England—to continue raising

Yields of U.S. Treasury Securities
Maturity	January 31, 2023	January 31, 2024
2 years	4.20%	4.21%
5 years	3.62	3.84
10 years	3.51	3.91
30 years	3.63	4.17
Source: Vanguard.
2

interest rates, but through less aggressive hikes than earlier.
Toward the end of 2023, signs of inflation moderating and a growing belief that the Fed might have come to the end of its rate-hiking cycle contributed to a strong rally in both stocks and bonds.
Bond yields experienced volatility during the 12 months ended January 31. The bellwether 10-year U.S. Treasury yield began the period at 3.51%. It surged in early March but fell later that month on stress in the banking sector. It rallied again in the fall, when the markets were anticipating rates to stay higher for longer, but fell once more toward the end of 2023 as the Fed pivoted from a tight monetary policy stance to signaling rate cuts in 2024. The yield finished the period higher than where it started—at 3.91%.
The broad U.S. investment-grade bond market returned 2.23% for the 12 months, as measured by the Bloomberg U.S. Aggregate Float Adjusted Index. With the odds of a global recession falling and resilience in both the job market and consumer spending, the average yield of corporate bonds over Treasuries narrowed, leading them to return significantly more than the broad investment-grade market.
Management of the portfolio
At the beginning of the period, we positioned the funds for an end to the Fed’s hiking cycle. But the U.S. economy proved to be more resilient, and the Fed continued its tight monetary policy. As a result, our long-duration and yield-curve positions generally detracted from performance, though the Intermediate-Term Treasury Fund benefited from its structurally short duration position compared with that of its benchmark.
Performance also was held back because of our overweight positions in mortgage-backed securities. These bonds have come under pressure recently as the Fed has been shrinking its holdings in them through its quantitative tightening program.
Our selection in Treasury securities and positions in agency debentures, which benefited from tightening spreads, added to performance.
Outlook
Although some market participants are counting on a Goldilocks scenario in which inflation moderates without a slowdown in the economy, we see that as unlikely for several reasons. Even without further rate increases, the tightening in monetary policy that has already occurred will continue working its way through the financial system. There’s a risk that wage gains could contribute to inflation remaining sticky and above target, and consumers have been spending down the savings they accumulated during the pandemic.
We therefore continue to expect a mild recession in the U.S. in late 2024 that will eventually bring inflation closer to the Fed’s 2% target. And while the Fed may start cutting interest rates later this year, the rates are likely to remain for some time well above the low levels we
3

became accustomed to since the global financial crisis.
In this environment, we believe that mortgage-backed securities are more attractively valued and well-positioned to help our funds the way they have historically. We also are gradually positioning the funds for rate cuts by the Fed.
Whatever the markets may bring, our experienced team of portfolio managers, traders, and credit analysts will continue to seek out attractive opportunities to produce competitive returns for our investors.
Brian Quigley, CFA,
Portfolio Manager
John Madziyire, CFA,
Portfolio Manager
Vanguard Fixed Income Group
February 13, 2024
4

About Your Fund’s Expenses
As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.
A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your fund’s costs in two ways:
•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.
5

Six Months Ended January 31, 2024
	Beginning Account Value 7/31/2023	Ending Account Value 1/31/2024	Expenses Paid During Period
Based on Actual Fund Return
Short-Term Treasury Fund
Investor Shares	$1,000.00	$1,030.70	$1.02
Admiral™ Shares	1,000.00	1,031.20	0.51
Short-Term Federal Fund
Investor Shares	$1,000.00	$1,033.10	$1.02
Admiral Shares	1,000.00	1,033.60	0.51
Intermediate-Term Treasury Fund
Investor Shares	$1,000.00	$1,032.20	$1.02
Admiral Shares	1,000.00	1,032.80	0.51
Long-Term Treasury Fund
Investor Shares	$1,000.00	$991.80	$1.00
Admiral Shares	1,000.00	992.30	0.50
Based on Hypothetical 5% Yearly Return
Short-Term Treasury Fund
Investor Shares	$1,000.00	$1,024.20	$1.02
Admiral Shares	1,000.00	1,024.70	0.51
Short-Term Federal Fund
Investor Shares	$1,000.00	$1,024.20	$1.02
Admiral Shares	1,000.00	1,024.70	0.51
Intermediate-Term Treasury Fund
Investor Shares	$1,000.00	$1,024.20	$1.02
Admiral Shares	1,000.00	1,024.70	0.51
Long-Term Treasury Fund
Investor Shares	$1,000.00	$1,024.20	$1.02
Admiral Shares	1,000.00	1,024.70	0.51
The calculations are based on expenses incurred in the most recent six-month period. The funds' annualized six-month expense ratios for that period are: for the Short-Term Treasury Fund, 0.20% for Investor Shares and 0.10% for Admiral Shares; for the Short-Term Federal Fund, 0.20% for Investor Shares and 0.10% for Admiral Shares; for the Intermediate-Term Treasury Fund, 0.20% for Investor Shares and 0.10% for Admiral Shares; and for the Long-Term Treasury Fund, 0.20% for Investor Shares and 0.10% for Admiral Shares. The dollar amounts shown as “Expenses Paid" are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).
6

Short-Term Treasury Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: January 31, 2014, Through January 31, 2024
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended January 31, 2024
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Short-Term Treasury Fund Investor Shares	2.87%	1.05%	0.91%	$10,950
Bloomberg U.S. 1-5 Year Treasury Bond Index	3.54	1.18	1.11	11,169
Bloomberg U.S. Aggregate Bond Index	2.10	0.83	1.63	11,758

	One Year	Five Years	Ten Years	Final Value of a $50,000 Investment
Short-Term Treasury Fund Admiral Shares	2.97%	1.15%	1.01%	$55,301
Bloomberg U.S. 1-5 Year Treasury Bond Index	3.54	1.18	1.11	55,847
Bloomberg U.S. Aggregate Bond Index	2.10	0.83	1.63	58,788
See Financial Highlights for dividend and capital gains information.
7

Short-Term Treasury Fund
Fund Allocation
As of January 31, 2024
Agency Bonds and Notes	0.4%
Asset-Backed/Commercial Mortgage-Backed Securities	9.0
Government Mortgage-Backed Securities	7.4
U.S. Government Securities	83.2
The table reflects the fund’s investments, except for short-term investments and derivatives. The agency and mortgage-backed securities may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.
8

Short-Term Treasury Fund
Financial Statements
Schedule of Investments
As of January 31, 2024
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
U.S. Government and Agency Obligations (90.0%)
U.S. Government Securities (82.3%)
	United States Treasury Note/Bond	1.750%	3/15/25	208,000	201,435
	United States Treasury Note/Bond	0.375%	4/30/25	100,000	94,953
	United States Treasury Note/Bond	2.875%	4/30/25	121,000	118,504
	United States Treasury Note/Bond	3.875%	4/30/25	119,700	118,709
	United States Treasury Note/Bond	0.250%	5/31/25	175,600	165,997
	United States Treasury Note/Bond	2.875%	5/31/25	50,000	48,945
	United States Treasury Note/Bond	4.250%	5/31/25	153,000	152,474
	United States Treasury Note/Bond	0.250%	6/30/25	17,000	16,028
[1]	United States Treasury Note/Bond	3.000%	7/15/25	10,300	10,092
	United States Treasury Note/Bond	0.250%	7/31/25	266,131	250,122
	United States Treasury Note/Bond	3.125%	8/15/25	45,500	44,633
	United States Treasury Note/Bond	0.250%	8/31/25	263,000	246,480
	United States Treasury Note/Bond	2.750%	8/31/25	165,100	160,998
	United States Treasury Note/Bond	3.500%	9/15/25	180,100	177,624
	United States Treasury Note/Bond	0.250%	9/30/25	60,000	56,091
	United States Treasury Note/Bond	5.000%	9/30/25	50,000	50,508
	United States Treasury Note/Bond	3.000%	10/31/25	3,900	3,814
	United States Treasury Note/Bond	5.000%	10/31/25	7,000	7,079
	United States Treasury Note/Bond	0.375%	11/30/25	73,000	68,027
	United States Treasury Note/Bond	2.875%	11/30/25	43,000	41,932
	United States Treasury Note/Bond	4.875%	11/30/25	32,000	32,330
	United States Treasury Note/Bond	0.375%	12/31/25	57,600	53,550
	United States Treasury Note/Bond	0.375%	1/31/26	189,200	175,394
	United States Treasury Note/Bond	4.250%	1/31/26	40,000	40,019
	United States Treasury Note/Bond	0.500%	2/28/26	259,800	240,802
	United States Treasury Note/Bond	0.750%	4/30/26	158,300	146,873
	United States Treasury Note/Bond	0.750%	5/31/26	223,000	206,414
	United States Treasury Note/Bond	0.875%	6/30/26	49,200	45,618
	United States Treasury Note/Bond	0.625%	7/31/26	21,000	19,287
	United States Treasury Note/Bond	1.500%	8/15/26	89,000	83,479
	United States Treasury Note/Bond	4.375%	8/15/26	10,000	10,069
	United States Treasury Note/Bond	1.375%	8/31/26	12,000	11,213
	United States Treasury Note/Bond	4.625%	9/15/26	100	101
	United States Treasury Note/Bond	0.875%	9/30/26	26,000	23,944
	United States Treasury Note/Bond	1.250%	11/30/26	45,000	41,681
	United States Treasury Note/Bond	1.250%	12/31/26	82,000	75,863
	United States Treasury Note/Bond	1.875%	2/28/27	120,600	113,232
9

Short-Term Treasury Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	United States Treasury Note/Bond	2.500%	3/31/27	20,000	19,128
	United States Treasury Note/Bond	0.500%	4/30/27	107,000	95,765
	United States Treasury Note/Bond	2.750%	4/30/27	111,000	106,855
	United States Treasury Note/Bond	2.375%	5/15/27	28,000	26,626
	United States Treasury Note/Bond	2.625%	5/31/27	130,000	124,556
	United States Treasury Note/Bond	0.500%	6/30/27	120,000	106,856
	United States Treasury Note/Bond	3.250%	6/30/27	78,700	76,929
	United States Treasury Note/Bond	0.375%	7/31/27	140,000	123,769
	United States Treasury Note/Bond	2.750%	7/31/27	120,000	115,275
	United States Treasury Note/Bond	0.500%	8/31/27	55,000	48,727
	United States Treasury Note/Bond	0.375%	9/30/27	82,400	72,461
	United States Treasury Note/Bond	4.125%	9/30/27	30,000	30,178
	United States Treasury Note/Bond	0.500%	10/31/27	117,000	103,106
	United States Treasury Note/Bond	0.625%	11/30/27	80,000	70,675
	United States Treasury Note/Bond	0.750%	1/31/28	30,000	26,508
	United States Treasury Note/Bond	1.250%	3/31/28	63,100	56,691
	United States Treasury Note/Bond	1.250%	4/30/28	56,000	50,208
	United States Treasury Note/Bond	1.250%	5/31/28	60,000	53,700
	United States Treasury Note/Bond	1.250%	6/30/28	25,000	22,336
	United States Treasury Note/Bond	1.000%	7/31/28	46,608	41,073
	United States Treasury Note/Bond	1.125%	8/31/28	39,400	34,863
	United States Treasury Note/Bond	1.250%	9/30/28	70,700	62,791
	United States Treasury Note/Bond	4.625%	9/30/28	21,000	21,646
	United States Treasury Note/Bond	1.375%	10/31/28	18,000	16,048
	United States Treasury Note/Bond	2.375%	3/31/29	61,500	57,157
	United States Treasury Note/Bond	2.875%	4/30/29	30,000	28,556
	United States Treasury Note/Bond	3.250%	6/30/29	30,500	29,537
	United States Treasury Note/Bond	2.625%	7/31/29	19,500	18,281
	United States Treasury Note/Bond	3.875%	9/30/29	30,000	29,944
					5,024,559
Agency Bonds and Notes (0.4%)
	Federal Home Loan Banks	1.220%	6/30/27	25,000	22,745
Conventional Mortgage-Backed Securities (7.3%)
[2,3]	UMBS Pool	2.000%	10/1/30–10/1/31	205,723	192,524
[2,3]	UMBS Pool	1.500%	11/1/30–1/1/32	277,666	255,866
					448,390
Nonconventional Mortgage-Backed Securities (0.0%)
[2]	Ginnie Mae REMICS	3.000%	9/20/51–12/20/51	37	24
[2]	Ginnie Mae REMICS	2.000%	11/20/51	12	6
					30
Total U.S. Government and Agency Obligations (Cost $5,476,407)					5,495,724
Asset-Backed/Commercial Mortgage-Backed Securities (8.9%)
[2,3]	FHLMC Multifamily Structured Pass-Through Certificates Class A2 Series K056	2.525%	5/25/26	33,500	32,066
[2,3]	FHLMC Multifamily Structured Pass-Through Certificates Class A2 Series K057	2.570%	7/25/26	48,200	46,109
[2,3]	FHLMC Multifamily Structured Pass-Through Certificates Class A2 Series K065	3.243%	4/25/27	33,900	32,714
[2,3]	FHLMC Multifamily Structured Pass-Through Certificates Class A2 Series K066	3.117%	6/25/27	75,721	72,701
[2,3]	FHLMC Multifamily Structured Pass-Through Certificates Class A2 Series K067	3.194%	7/25/27	58,750	56,444
10

Short-Term Treasury Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2,3,4]	FHLMC Multifamily Structured Pass-Through Certificates Class A2 Series K070	3.303%	11/25/27	17,200	16,546
[2,3]	FHLMC Multifamily Structured Pass-Through Certificates Class A2 Series K072	3.444%	12/25/27	6,200	5,987
[2,3,4]	FHLMC Multifamily Structured Pass-Through Certificates Class A2 Series K508	4.740%	8/25/28	24,000	24,304
[2,3]	FHLMC Multifamily Structured Pass-Through Certificates Class A2 Series K509	4.850%	9/25/28	26,500	26,958
[2,3,4]	FHLMC Multifamily Structured Pass-Through Certificates Class A2 Series K510	5.069%	10/25/28	24,000	24,638
[2,3]	FHLMC Multifamily Structured Pass-Through Certificates Class A2 Series K511	4.860%	10/25/28	50,900	51,829
[2,3]	FHLMC Multifamily Structured Pass-Through Certificates Class A2 Series K512	5.000%	11/25/28	48,700	49,861
[2,3,4]	FHLMC Multifamily Structured Pass-Through Certificates Class A2 Series K513	4.724%	12/25/28	76,700	77,576
[2,3]	FHLMC Multifamily Structured Pass-Through Certificates Class A2 Series K734	3.208%	2/25/26	6,970	6,793
[2,3]	FHLMC Multifamily Structured Pass-Through Certificates Class A2 Series K736	2.282%	7/25/26	8,000	7,604
[2,3]	FHLMC Multifamily Structured Pass-Through Certificates Class A2 Series K737	2.525%	10/25/26	9,578	9,104
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $533,062)					541,234
				Shares
Temporary Cash Investments (0.5%)
Money Market Fund (0.5%)
[5]	Vanguard Market Liquidity Fund (Cost $32,828)	5.410%		328,349	32,831
Total Investments (99.4%) (Cost $6,042,297)					6,069,789
Other Assets and Liabilities—Net (0.6%)					36,771
Net Assets (100%)					6,106,560
Cost is in $000.
•	See Note A in Notes to Financial Statements.
1	Securities with a value of $7,383,000 have been segregated as initial margin for open futures contracts.
2	The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
3	The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
4	Variable-rate security; rate shown is effective rate at period end. Certain variable-rate securities are not based on a published reference rate and spread but are determined by the issuer or agent based on current market conditions.
5	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
REMICS—Real Estate Mortgage Investment Conduits.
UMBS—Uniform Mortgage-Backed Securities.
11

Short-Term Treasury Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
2-Year U.S. Treasury Note	March 2024	1,398	287,507	(122)
10-Year U.S. Treasury Note	March 2024	551	61,893	273
Ultra 10-Year U.S. Treasury Note	March 2024	671	78,423	891
				1,042
Short Futures Contracts
5-Year U.S. Treasury Note	March 2024	(5,161)	(559,404)	(1,279)
Ultra Long U.S. Treasury Bond	March 2024	(434)	(56,081)	(1,087)
				(2,366)
				(1,324)

See accompanying Notes, which are an integral part of the Financial Statements.
12

Short-Term Treasury Fund
Statement of Assets and Liabilities
As of January 31, 2024

($000s, except shares, footnotes, and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $6,009,469)	6,036,958
Affiliated Issuers (Cost $32,828)	32,831
Total Investments in Securities	6,069,789
Investment in Vanguard	195
Cash	37
Receivables for Investment Securities Sold	408,121
Receivables for Accrued Income	24,039
Receivables for Capital Shares Issued	3,692
Other Assets	130
Total Assets	6,506,003
Liabilities
Payables for Investment Securities Purchased	375,770
Payables for Capital Shares Redeemed	19,203
Payables for Distributions	2,963
Payables to Vanguard	289
Variation Margin Payable—Futures Contracts	1,218
Total Liabilities	399,443
Net Assets	6,106,560
At January 31, 2024, net assets consisted of:

Paid-in Capital	6,693,611
Total Distributable Earnings (Loss)	(587,051)
Net Assets	6,106,560

Investor Shares—Net Assets
Applicable to 51,518,814 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	508,956
Net Asset Value Per Share—Investor Shares	$9.88

Admiral Shares—Net Assets
Applicable to 566,614,179 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	5,597,604
Net Asset Value Per Share—Admiral Shares	$9.88

See accompanying Notes, which are an integral part of the Financial Statements.
13

Short-Term Treasury Fund
Statement of Operations

Year Ended January 31, 2024
($000)
Investment Income
Income
Interest[1]	276,002
Total Income	276,002
Expenses
The Vanguard Group—Note B
Investment Advisory Services	698
Management and Administrative—Investor Shares	954
Management and Administrative—Admiral Shares	4,902
Marketing and Distribution—Investor Shares	42
Marketing and Distribution—Admiral Shares	330
Custodian Fees	31
Auditing Fees	36
Shareholders’ Reports—Investor Shares	26
Shareholders’ Reports—Admiral Shares	49
Trustees’ Fees and Expenses	4
Other Expenses	16
Total Expenses	7,088
Expenses Paid Indirectly	(33)
Net Expenses	7,055
Net Investment Income	268,947
Realized Net Gain (Loss)
Investment Securities Sold[1]	(304,758)
Futures Contracts	20,797
Realized Net Gain (Loss)	(283,961)
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	185,748
Futures Contracts	8,947
Change in Unrealized Appreciation (Depreciation)	194,695
Net Increase (Decrease) in Net Assets Resulting from Operations	179,681
1	Interest income, realized net gain (loss), capital gain distributions received, and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $3,493,000, $24,000, less than $1,000, and $1,000, respectively. Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.
14

Short-Term Treasury Fund
Statement of Changes in Net Assets

	Year Ended January 31,
	2024 ($000)	2023 ($000)

Increase (Decrease) in Net Assets
Operations
Net Investment Income	268,947	153,413
Realized Net Gain (Loss)	(283,961)	(300,398)
Change in Unrealized Appreciation (Depreciation)	194,695	(72,988)
Net Increase (Decrease) in Net Assets Resulting from Operations	179,681	(219,973)
Distributions
Investor Shares	(21,888)	(11,429)
Admiral Shares	(246,934)	(141,900)
Total Distributions	(268,822)	(153,329)
Capital Share Transactions
Investor Shares	(53,952)	15,629
Admiral Shares	(495,323)	(330,361)
Net Increase (Decrease) from Capital Share Transactions	(549,275)	(314,732)
Total Increase (Decrease)	(638,416)	(688,034)
Net Assets
Beginning of Period	6,744,976	7,433,010
End of Period	6,106,560	6,744,976

See accompanying Notes, which are an integral part of the Financial Statements.
15

Short-Term Treasury Fund
Financial Highlights
Investor Shares
For a Share Outstanding Throughout Each Period	Year Ended January 31,
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Period	$10.00	$10.54	$10.77	$10.64	$10.48
Investment Operations
Net Investment Income[1]	.397	.215	.036	.070	.245
Net Realized and Unrealized Gain (Loss) on Investments	(.120)	(.540)	(.207)	.286	.160
Total from Investment Operations	.277	(.325)	(.171)	.356	.405
Distributions
Dividends from Net Investment Income	(.397)	(.215)	(.035)	(.070)	(.245)
Distributions from Realized Capital Gains	—	—	(.024)	(.156)	—
Total Distributions	(.397)	(.215)	(.059)	(.226)	(.245)
Net Asset Value, End of Period	$9.88	$10.00	$10.54	$10.77	$10.64
Total Return[2]	2.87%	-3.08%	-1.60%	3.35%	3.91%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$509	$570	$582	$701	$655
Ratio of Total Expenses to Average Net Assets	0.20%[3]	0.20%[3]	0.20%	0.20%	0.20%
Ratio of Net Investment Income to Average Net Assets	4.04%	2.12%	0.34%	0.64%	2.30%
Portfolio Turnover Rate[4]	314%	284%	213%	357%	340%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.20%.
4	Includes 23%, 27%, 4%, 57%, and 5%, respectively, attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.
16

Short-Term Treasury Fund
Financial Highlights
Admiral Shares
For a Share Outstanding Throughout Each Period	Year Ended January 31,
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Period	$10.00	$10.54	$10.77	$10.64	$10.48
Investment Operations
Net Investment Income[1]	.407	.224	.047	.079	.254
Net Realized and Unrealized Gain (Loss) on Investments	(.120)	(.539)	(.207)	.288	.162
Total from Investment Operations	.287	(.315)	(.160)	.367	.416
Distributions
Dividends from Net Investment Income	(.407)	(.225)	(.046)	(.081)	(.256)
Distributions from Realized Capital Gains	—	—	(.024)	(.156)	—
Total Distributions	(.407)	(.225)	(.070)	(.237)	(.256)
Net Asset Value, End of Period	$9.88	$10.00	$10.54	$10.77	$10.64
Total Return[2]	2.97%	-2.99%	-1.50%	3.46%	4.01%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5,598	$6,175	$6,851	$7,818	$8,243
Ratio of Total Expenses to Average Net Assets	0.10%[3]	0.10%[3]	0.10%	0.10%	0.10%
Ratio of Net Investment Income to Average Net Assets	4.14%	2.20%	0.44%	0.73%	2.40%
Portfolio Turnover Rate[4]	314%	284%	213%	357%	340%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.10%.
4	Includes 23%, 27%, 4%, 57%, and 5%, respectively, attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.
17

Short-Term Treasury Fund
Notes to Financial Statements
Vanguard Short-Term Treasury Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and other temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral, as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees.
2. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the fund is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The fund mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The fund may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. Under an MSFTA, upon a counterparty default (including bankruptcy), the fund may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its MSFTA, and sell or retain any collateral held up to the net amount owed to the fund under the MSFTA.
3. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The fund also enters into mortgage-dollar-roll transactions in which the fund buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously
18

Short-Term Treasury Fund
agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The fund continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Assets and Liabilities.
4. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended January 31, 2024, the fund’s average investments in long and short futures contracts represented 10% and 7% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
6. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
7. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its
19

Short-Term Treasury Fund
borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended January 31, 2024, the fund did not utilize the credit facilities or the Interfund Lending Program.
8. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At January 31, 2024, the fund had contributed to Vanguard capital in the amount of $195,000, representing less than 0.01% of the fund’s net assets and 0.08% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
20

Short-Term Treasury Fund
C.	The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended January 31, 2024, custodian fee offset arrangements reduced the fund’s expenses by $33,000 (an annual rate of less than 0.01% of average net assets).
D.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund’s investments and derivatives as of January 31, 2024, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
U.S. Government and Agency Obligations	—	5,495,724	—	5,495,724
Asset-Backed/Commercial Mortgage-Backed Securities	—	541,234	—	541,234
Temporary Cash Investments	32,831	—	—	32,831
Total	32,831	6,036,958	—	6,069,789
Derivative Financial Instruments
Assets
Futures Contracts[1]	1,164	—	—	1,164
Liabilities
Futures Contracts[1]	2,488	—	—	2,488
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
E.	Permanent differences between book-basis and tax-basis components of net assets, if any, are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share.
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to capital loss carryforwards; the deferral of losses from wash sales; the deferral of losses from straddles; the recognition of unrealized gains or losses from
21

Short-Term Treasury Fund
certain derivative contracts; and the timing of payables for distributions. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	3,453
Undistributed Long-Term Gains	—
Net Unrealized Gains (Losses)	24,101
Capital Loss Carryforwards	(611,642)
Qualified Late-Year Losses	—
Other Temporary Differences	(2,963)
Total	(587,051)
The tax character of distributions paid was as follows:
	Year Ended January 31,
	2024 Amount ($000)	2023 Amount ($000)
Ordinary Income*	268,822	153,329
Long-Term Capital Gains	—	—
Total	268,822	153,329
*	Includes short-term capital gains, if any.
As of January 31, 2024, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	6,045,688
Gross Unrealized Appreciation	53,957
Gross Unrealized Depreciation	(29,856)
Net Unrealized Appreciation (Depreciation)	24,101
F.	During the year ended January 31, 2024, the fund purchased $20,281,293,000 of investment securities and sold $20,939,366,000 of investment securities, other than temporary cash investments.
22

Short-Term Treasury Fund
G.	Capital share transactions for each class of shares were:

	Year Ended January 31,
	2024		2023
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
Investor Shares
Issued	205,936	20,918	246,805	24,453
Issued in Lieu of Cash Distributions	19,534	1,986	10,550	1,046
Redeemed	(279,422)	(28,372)	(241,726)	(23,778)
Net Increase (Decrease)—Investor Shares	(53,952)	(5,468)	15,629	1,721
Admiral Shares
Issued	1,828,371	185,498	2,281,386	225,040
Issued in Lieu of Cash Distributions	206,964	21,046	120,863	11,976
Redeemed	(2,530,658)	(257,345)	(2,732,610)	(269,877)
Net Increase (Decrease)—Admiral Shares	(495,323)	(50,801)	(330,361)	(32,861)
H.	Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia’s invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund’s investments and fund performance.
To the extent the fund’s investment portfolio reflects concentration in a particular market, industry, sector, country or asset class, the fund may be adversely affected by the performance of these concentrations and may be subject to increased price volatility and other risks.
Credit risk is the risk that a counterparty to a transaction or an issuer of a financial instrument will fail to pay interest and principal when due, or that perceptions of the issuer’s ability to make such payments will cause the price of an investment to decline. Investment in debt securities will generally increase credit risk.
The use of derivatives may expose the fund to various risks. Derivatives can be highly volatile, and any initial investment is generally small relative to the notional amount so that transactions may be leveraged in terms of market exposure. A relatively small market movement may have a potentially larger impact on derivatives than on standard securities. Leveraged derivatives positions can, therefore, increase volatility. Additional information regarding the fund’s use of derivative(s) and the specific risks associated is described under significant accounting policies.
I.	Management has determined that no events or transactions occurred subsequent to January 31, 2024, that would require recognition or disclosure in these financial statements.
23

Short-Term Federal Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: January 31, 2014, Through January 31, 2024
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended January 31, 2024
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Short-Term Federal Fund Investor Shares	3.03%	1.22%	1.10%	$11,161
Bloomberg U.S. 1-5 Year Government Bond Index	3.57	1.18	1.12	11,176
Bloomberg U.S. Aggregate Bond Index	2.10	0.83	1.63	11,758

	One Year	Five Years	Ten Years	Final Value of a $50,000 Investment
Short-Term Federal Fund Admiral Shares	3.14%	1.32%	1.21%	$56,364
Bloomberg U.S. 1-5 Year Government Bond Index	3.57	1.18	1.12	55,878
Bloomberg U.S. Aggregate Bond Index	2.10	0.83	1.63	58,788
See Financial Highlights for dividend and capital gains information.
24

Short-Term Federal Fund
Fund Allocation
As of January 31, 2024
Agency Bonds and Notes	46.9%
Asset-Backed/Commercial Mortgage-Backed Securities	10.0
Government Mortgage-Backed Securities	26.1
U.S. Government Securities	17.0
The table reflects the fund’s investments, except for short-term investments and derivatives. The agency and mortgage-backed securities may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.
25

Short-Term Federal Fund
Financial Statements
Schedule of Investments
As of January 31, 2024
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
U.S. Government and Agency Obligations (90.4%)
U.S. Government Securities (16.8%)
[1]	United States Treasury Note/Bond	2.750%	5/15/25	557,000	544,641
	United States Treasury Note/Bond	4.250%	5/31/25	75,000	74,742
	United States Treasury Note/Bond	3.125%	8/15/25	30,000	29,428
[2]	United States Treasury Note/Bond	2.125%	5/31/26	167,000	159,642
	United States Treasury Note/Bond	4.125%	6/15/26	11,000	11,002
					819,455
Agency Bonds and Notes (46.6%)
[3]	Fannie Mae Interest Strip	0.000%	11/15/25	8,000	7,395
[3]	Fannie Mae Principal Strip	0.000%	11/15/30	7,000	5,240
	Federal Farm Credit Banks Funding Corp.	0.680%	3/9/26	275,000	255,009
	Federal Home Loan Banks	0.830%	2/10/27	136,475	123,771
	Federal Home Loan Banks	0.850%	2/17/27	100,000	90,699
	Federal Home Loan Banks	1.020%	2/24/27	10,570	9,630
	Federal Home Loan Banks	0.900%	2/26/27	105,695	95,921
	Federal Home Loan Banks	0.920%	2/26/27	25,900	23,520
	Federal Home Loan Banks	1.115%	2/26/27	49,145	44,899
[3]	Federal Home Loan Mortgage Corp.	4.320%	3/21/25	150,000	149,054
[3]	Federal Home Loan Mortgage Corp.	0.680%	8/6/25	73,100	69,055
[3]	Federal Home Loan Mortgage Corp.	4.160%	8/28/25	52,950	52,424
[3]	Federal Home Loan Mortgage Corp.	5.570%	8/28/25	200,000	200,394
[3]	Federal Home Loan Mortgage Corp.	0.640%	11/24/25	174,650	163,170
[3]	Federal Home Loan Mortgage Corp.	0.700%	12/30/25	194,850	181,821
[3]	Federal National Mortgage Assn.	0.650%	12/17/25	138,500	129,234
[3]	Federal National Mortgage Assn.	0.650%	12/17/25	180,495	168,419
[3]	Freddie Mac Principal Strips	0.000%	3/15/31	19,983	14,736
	Private Export Funding Corp.	4.300%	12/15/28	45,000	45,303
	Resolution Funding Corp. Principal Strip	0.000%	1/15/30	394,377	305,557
	Resolution Funding Corp. Principal Strip	0.000%	4/15/30	171,307	131,238
					2,266,489
Conventional Mortgage-Backed Securities (19.6%)
[3,4]	Freddie Mac Gold Pool	2.000%	9/1/28–6/1/30	1,718	1,548
[3,4,5]	UMBS Pool	2.000%	10/1/27–1/1/37	504,157	460,619
[3,4]	UMBS Pool	1.500%	11/1/30–2/1/36	266,664	244,495
[3,4,5]	UMBS Pool	3.000%	1/1/33–2/1/52	33,052	31,943
[3,4,5]	UMBS Pool	3.500%	1/1/33–9/1/34	44,589	43,657
[3,4]	UMBS Pool	2.500%	2/1/35–4/1/37	72,208	67,659
26

Short-Term Federal Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[3,4,5]	UMBS Pool	4.500%	2/15/39	1,500	1,488
[3,4,5]	UMBS Pool	5.000%	2/13/54	49,500	48,858
[3,4,5]	UMBS Pool	6.000%	2/13/54	53,000	53,696
					953,963
Nonconventional Mortgage-Backed Securities (7.4%)
[3,4]	Fannie Mae REMICS	5.500%	9/25/33	5,716	5,881
[3,4]	Fannie Mae REMICS	2.000%	4/25/42–5/25/45	81,600	75,414
[3,4]	Fannie Mae REMICS	3.000%	6/25/48	24,503	22,357
[3,4]	Fannie Mae REMICS	4.500%	8/25/49–10/25/49	74,541	72,846
[3,4]	Fannie Mae REMICS	2.500%	11/25/49	21,194	19,588
[3,4]	Freddie Mac REMICS	3.000%	9/15/32–11/25/48	70,289	64,615
[3,4]	Freddie Mac REMICS	4.500%	10/25/44–3/25/48	42,372	41,459
[3,4]	Freddie Mac REMICS	2.500%	9/25/48–12/25/48	19,194	16,781
[4]	Ginnie Mae REMICS	3.000%	11/20/50–12/20/51	5	4
[4]	Ginnie Mae REMICS	4.500%	5/20/51	39,154	38,651
[4]	Ginnie Mae REMICS	2.500%	9/20/51	5	4
[4]	Ginnie Mae REMICS	1.500%	12/20/51	1	1
					357,601
Total U.S. Government and Agency Obligations (Cost $4,535,099)					4,397,508
Asset-Backed/Commercial Mortgage-Backed Securities (10.0%)
[3,4]	FHLMC Multifamily Structured Pass-Through Certificates Class A2 Series K055	2.673%	3/25/26	2,000	1,924
[3,4]	FHLMC Multifamily Structured Pass-Through Certificates Class A2 Series K056	2.525%	5/25/26	16,500	15,794
[3,4]	FHLMC Multifamily Structured Pass-Through Certificates Class A2 Series K057	2.570%	7/25/26	23,800	22,767
[3,4,6]	FHLMC Multifamily Structured Pass-Through Certificates Class A2 Series K063	3.430%	1/25/27	2,690	2,615
[3,4]	FHLMC Multifamily Structured Pass-Through Certificates Class A2 Series K064	3.224%	3/25/27	4,245	4,099
[3,4]	FHLMC Multifamily Structured Pass-Through Certificates Class A2 Series K065	3.243%	4/25/27	28,088	27,105
[3,4]	FHLMC Multifamily Structured Pass-Through Certificates Class A2 Series K066	3.117%	6/25/27	73,639	70,702
[3,4]	FHLMC Multifamily Structured Pass-Through Certificates Class A2 Series K067	3.194%	7/25/27	27,013	25,953
[3,4,6]	FHLMC Multifamily Structured Pass-Through Certificates Class A2 Series K070	3.303%	11/25/27	42,021	40,424
[3,4]	FHLMC Multifamily Structured Pass-Through Certificates Class A2 Series K072	3.444%	12/25/27	4,800	4,635
[3,4,6]	FHLMC Multifamily Structured Pass-Through Certificates Class A2 Series K077	3.850%	5/25/28	1,800	1,760
[3,4,6]	FHLMC Multifamily Structured Pass-Through Certificates Class A2 Series K080	3.926%	7/25/28	3,873	3,796
[3,4,6]	FHLMC Multifamily Structured Pass-Through Certificates Class A2 Series K507	4.800%	9/25/28	30,550	31,006
[3,4,6]	FHLMC Multifamily Structured Pass-Through Certificates Class A2 Series K508	4.740%	8/25/28	33,000	33,418
[3,4]	FHLMC Multifamily Structured Pass-Through Certificates Class A2 Series K509	4.850%	9/25/28	23,000	23,398
[3,4,6]	FHLMC Multifamily Structured Pass-Through Certificates Class A2 Series K510	5.069%	10/25/28	6,000	6,159
[3,4]	FHLMC Multifamily Structured Pass-Through Certificates Class A2 Series K511	4.860%	10/25/28	31,600	32,177
27

Short-Term Federal Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[3,4]	FHLMC Multifamily Structured Pass-Through Certificates Class A2 Series K512	5.000%	11/25/28	60,500	61,942
[3,4,6]	FHLMC Multifamily Structured Pass-Through Certificates Class A2 Series K513	4.724%	12/25/28	60,700	61,393
[3,4]	FHLMC Multifamily Structured Pass-Through Certificates Class A2 Series K734	3.208%	2/25/26	4,900	4,776
[3,4]	FHLMC Multifamily Structured Pass-Through Certificates Class A2 Series K736	2.282%	7/25/26	4,000	3,802
[3,4]	FHLMC Multifamily Structured Pass-Through Certificates Class A2 Series K737	2.525%	10/25/26	5,000	4,752
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $475,913)					484,397
				Shares
Temporary Cash Investments (0.8%)
Money Market Fund (0.8%)
[7]	Vanguard Market Liquidity Fund (Cost $37,035)	5.410%		370,429	37,039
Total Investments (101.2%) (Cost $5,048,047)					4,918,944
			Maturity Date	Face Amount ($000)
Conventional Mortgage-Backed Securities—Liability for Sale Commitments (-1.1%)
[3,4,5]	UMBS Pool (Proceeds ($52,998)	5.500%	2/13/54	(53,000)	(53,157)
Other Assets and Liabilities—Net (-0.1%)					(3,649)
Net Assets (100%)					4,862,138
Cost is in $000.
•	See Note A in Notes to Financial Statements.
1	Securities with a value of $62,000 have been segregated as collateral for certain open To Be Announced (TBA) transactions.
2	Securities with a value of $12,403,000 have been segregated as initial margin for open futures contracts.
3	The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
4	The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
5	Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of January 31, 2024.
6	Variable-rate security; rate shown is effective rate at period end. Certain variable-rate securities are not based on a published reference rate and spread but are determined by the issuer or agent based on current market conditions.
7	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
REMICS—Real Estate Mortgage Investment Conduits.
UMBS—Uniform Mortgage-Backed Securities.
28

Short-Term Federal Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
2-Year U.S. Treasury Note	March 2024	3,116	640,825	426

Short Futures Contracts
5-Year U.S. Treasury Note	March 2024	(2,305)	(249,840)	(809)
10-Year U.S. Treasury Note	March 2024	(3,987)	(447,852)	(11,786)
Ultra 10-Year U.S. Treasury Note	March 2024	(185)	(21,622)	(285)
				(12,880)
				(12,454)

See accompanying Notes, which are an integral part of the Financial Statements.
29

Short-Term Federal Fund
Statement of Assets and Liabilities
As of January 31, 2024

($000s, except shares, footnotes, and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $5,011,012)	4,881,905
Affiliated Issuers (Cost $37,035)	37,039
Total Investments in Securities	4,918,944
Investment in Vanguard	154
Cash	29
Receivables for Investment Securities Sold	196,180
Receivables for Accrued Income	21,265
Receivables for Capital Shares Issued	6,424
Other Assets	111
Total Assets	5,143,107
Liabilities
Payables for Investment Securities Purchased	212,699
Payables for Capital Shares Redeemed	10,839
Payables for Distributions	1,579
Payables to Vanguard	231
Liability for Sale Commitments, at Value (Proceeds $52,998)	53,157
Variation Margin Payable—Futures Contracts	2,464
Total Liabilities	280,969
Net Assets	4,862,138
At January 31, 2024, net assets consisted of:

Paid-in Capital	5,439,327
Total Distributable Earnings (Loss)	(577,189)
Net Assets	4,862,138

Investor Shares—Net Assets
Applicable to 41,722,916 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	421,805
Net Asset Value Per Share—Investor Shares	$10.11

Admiral Shares—Net Assets
Applicable to 439,216,203 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	4,440,333
Net Asset Value Per Share—Admiral Shares	$10.11

See accompanying Notes, which are an integral part of the Financial Statements.
30

Short-Term Federal Fund
Statement of Operations

Year Ended January 31, 2024
($000)
Investment Income
Income
Interest[1]	184,906
Total Income	184,906
Expenses
The Vanguard Group—Note B
Investment Advisory Services	552
Management and Administrative—Investor Shares	778
Management and Administrative—Admiral Shares	3,747
Marketing and Distribution—Investor Shares	30
Marketing and Distribution—Admiral Shares	259
Custodian Fees	70
Auditing Fees	38
Shareholders’ Reports—Investor Shares	23
Shareholders’ Reports—Admiral Shares	78
Trustees’ Fees and Expenses	3
Other Expenses	16
Total Expenses	5,594
Expenses Paid Indirectly	(16)
Net Expenses	5,578
Net Investment Income	179,328
Realized Net Gain (Loss)
Investment Securities Sold[1]	(255,421)
Futures Contracts	35,418
Realized Net Gain (Loss)	(220,003)
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	187,932
Futures Contracts	3,794
Change in Unrealized Appreciation (Depreciation)	191,726
Net Increase (Decrease) in Net Assets Resulting from Operations	151,051
1	Interest income, realized net gain (loss), capital gain distributions received, and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $6,668,000, $58,000, less than $1,000, and ($7,000), respectively. Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.
31

Short-Term Federal Fund
Statement of Changes in Net Assets

	Year Ended January 31,
	2024 ($000)	2023 ($000)

Increase (Decrease) in Net Assets
Operations
Net Investment Income	179,328	123,862
Realized Net Gain (Loss)	(220,003)	(195,098)
Change in Unrealized Appreciation (Depreciation)	191,726	(208,194)
Net Increase (Decrease) in Net Assets Resulting from Operations	151,051	(279,430)
Distributions
Investor Shares	(14,996)	(9,215)
Admiral Shares	(163,428)	(114,891)
Total Distributions	(178,424)	(124,106)
Capital Share Transactions
Investor Shares	(55,173)	(103,279)
Admiral Shares	(587,541)	(1,830,715)
Net Increase (Decrease) from Capital Share Transactions	(642,714)	(1,933,994)
Total Increase (Decrease)	(670,087)	(2,337,530)
Net Assets
Beginning of Period	5,532,225	7,869,755
End of Period	4,862,138	5,532,225

See accompanying Notes, which are an integral part of the Financial Statements.
32

Short-Term Federal Fund
Financial Highlights
Investor Shares
For a Share Outstanding Throughout Each Period	Year Ended January 31,
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Period	$10.15	$10.70	$11.02	$10.79	$10.57
Investment Operations
Net Investment Income[1]	.340	.182	.054	.125	.246
Net Realized and Unrealized Gain (Loss) on Investments	(.041)	(.545)	(.215)	.274	.221
Total from Investment Operations	.299	(.363)	(.161)	.399	.467
Distributions
Dividends from Net Investment Income	(.339)	(.187)	(.053)	(.127)	(.247)
Distributions from Realized Capital Gains	—	—	(.106)	(.042)	—
Total Distributions	(.339)	(.187)	(.159)	(.169)	(.247)
Net Asset Value, End of Period	$10.11	$10.15	$10.70	$11.02	$10.79
Total Return[2]	3.03%	-3.39%	-1.48%	3.71%	4.46%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$422	$479	$612	$767	$623
Ratio of Total Expenses to Average Net Assets
Ratio of Total Expenses to Average Net Assets	0.20%[3]	0.20%[3]	0.20%	0.20%	0.20%
Ratio of Net Investment Income to Average Net Assets	3.40%	1.76%	0.50%	1.14%	2.30%
Portfolio Turnover Rate[4]	342%	442%	424%	663%	499%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.20%.
4	Includes 79%, 86%, 87%, 180%, and 32%, respectively, attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.
33

Short-Term Federal Fund
Financial Highlights
Admiral Shares
For a Share Outstanding Throughout Each Period	Year Ended January 31,
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Period	$10.15	$10.70	$11.02	$10.79	$10.57
Investment Operations
Net Investment Income[1]	.350	.189	.065	.130	.257
Net Realized and Unrealized Gain (Loss) on Investments	(.041)	(.542)	(.215)	.280	.220
Total from Investment Operations	.309	(.353)	(.150)	.410	.477
Distributions
Dividends from Net Investment Income	(.349)	(.197)	(.064)	(.138)	(.257)
Distributions from Realized Capital Gains	—	—	(.106)	(.042)	—
Total Distributions	(.349)	(.197)	(.170)	(.180)	(.257)
Net Asset Value, End of Period	$10.11	$10.15	$10.70	$11.02	$10.79
Total Return[2]	3.14%	-3.29%	-1.38%	3.81%	4.56%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,440	$5,053	$7,258	$7,280	$4,371
Ratio of Total Expenses to Average Net Assets	0.10%[3]	0.10%[3]	0.10%	0.10%	0.10%
Ratio of Net Investment Income to Average Net Assets	3.50%	1.84%	0.59%	1.19%	2.40%
Portfolio Turnover Rate[4]	342%	442%	424%	663%	499%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.10%.
4	Includes 79%, 86%, 87%, 180%, and 32%, respectively, attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.
34

Short-Term Federal Fund
Notes to Financial Statements
Vanguard Short-Term Federal Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and other temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral, as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees.
2. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the fund is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The fund mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The fund may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. Under an MSFTA, upon a counterparty default (including bankruptcy), the fund may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its MSFTA, and sell or retain any collateral held up to the net amount owed to the fund under the MSFTA.
At January 31, 2024, counterparties had deposited in segregated accounts securities with a value of $19,000 in connection with TBA transactions.
3. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be
35

Short-Term Federal Fund
repurchased. The fund also enters into mortgage-dollar-roll transactions in which the fund buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The fund continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Assets and Liabilities.
4. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended January 31, 2024, the fund’s average investments in long and short futures contracts represented 15% and 16% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
6. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
36

Short-Term Federal Fund
7. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended January 31, 2024, the fund did not utilize the credit facilities or the Interfund Lending Program.
8. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
37

Short-Term Federal Fund
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At January 31, 2024, the fund had contributed to Vanguard capital in the amount of $154,000, representing less than 0.01% of the fund’s net assets and 0.06% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.	The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended January 31, 2024, custodian fee offset arrangements reduced the fund’s expenses by $16,000 (an annual rate of less than 0.01% of average net assets).
D.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund’s investments and derivatives as of January 31, 2024, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
U.S. Government and Agency Obligations	—	4,397,508	—	4,397,508
Asset-Backed/Commercial Mortgage-Backed Securities	—	484,397	—	484,397
Temporary Cash Investments	37,039	—	—	37,039
Total	37,039	4,881,905	—	4,918,944
Liabilities
Conventional Mortgage-Backed Securities—Liability for Sale Commitments	—	53,157	—	53,157
Derivative Financial Instruments
Assets
Futures Contracts[1]	426	—	—	426
Liabilities
Futures Contracts[1]	12,880	—	—	12,880
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
38

Short-Term Federal Fund
E.	Permanent differences between book-basis and tax-basis components of net assets, if any, are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share.
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to capital loss carryforwards; the recognition of unrealized gains or losses from certain derivative contracts; and the timing of payables for distributions. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	3,490
Undistributed Long-Term Gains	—
Net Unrealized Gains (Losses)	(129,262)
Capital Loss Carryforwards	(449,838)
Qualified Late-Year Losses	—
Other Temporary Differences	(1,579)
Total	(577,189)
The tax character of distributions paid was as follows:
	Year Ended January 31,
	2024 Amount ($000)	2023 Amount ($000)
Ordinary Income*	178,424	124,106
Long-Term Capital Gains	—	—
Total	178,424	124,106
*	Includes short-term capital gains, if any.
As of January 31, 2024, gross unrealized appreciation and depreciation for investments, derivatives, and sale commitments based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	5,048,047
Gross Unrealized Appreciation	34,627
Gross Unrealized Depreciation	(163,889)
Net Unrealized Appreciation (Depreciation)	(129,262)
F.	During the year ended January 31, 2024, the fund purchased $18,092,350,000 of investment securities and sold $18,984,518,000 of investment securities, other than temporary cash investments.
39

Short-Term Federal Fund
G.	Capital share transactions for each class of shares were:

	Year Ended January 31,
	2024		2023
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
Investor Shares
Issued	77,246	7,717	105,918	10,330
Issued in Lieu of Cash Distributions	13,524	1,352	8,218	807
Redeemed	(145,943)	(14,584)	(217,415)	(21,103)
Net Increase (Decrease)—Investor Shares	(55,173)	(5,515)	(103,279)	(9,966)
Admiral Shares
Issued	1,266,249	126,614	2,647,414	255,182
Issued in Lieu of Cash Distributions	139,568	13,955	98,482	9,653
Redeemed	(1,993,358)	(199,332)	(4,576,611)	(444,960)
Net Increase (Decrease)—Admiral Shares	(587,541)	(58,763)	(1,830,715)	(180,125)
H.	Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia’s invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund’s investments and fund performance.
To the extent the fund’s investment portfolio reflects concentration in a particular market, industry, sector, country or asset class, the fund may be adversely affected by the performance of these concentrations and may be subject to increased price volatility and other risks.
Credit risk is the risk that a counterparty to a transaction or an issuer of a financial instrument will fail to pay interest and principal when due, or that perceptions of the issuer’s ability to make such payments will cause the price of an investment to decline. Investment in debt securities will generally increase credit risk.
The use of derivatives may expose the fund to various risks. Derivatives can be highly volatile, and any initial investment is generally small relative to the notional amount so that transactions may be leveraged in terms of market exposure. A relatively small market movement may have a potentially larger impact on derivatives than on standard securities. Leveraged derivatives positions can, therefore, increase volatility. Additional information regarding the fund’s use of derivative(s) and the specific risks associated is described under significant accounting policies.
I.	Management has determined that no events or transactions occurred subsequent to January 31, 2024, that would require recognition or disclosure in these financial statements.
40

Intermediate-Term Treasury Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: January 31, 2014, Through January 31, 2024
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended January 31, 2024
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Intermediate-Term Treasury Fund Investor Shares	1.80%	0.86%	1.27%	$11,350
Bloomberg U.S. 5-10 Year Treasury Bond Index	1.35	0.56	1.40	11,494
Bloomberg U.S. Aggregate Bond Index	2.10	0.83	1.63	11,758

	One Year	Five Years	Ten Years	Final Value of a $50,000 Investment
Intermediate-Term Treasury Fund Admiral Shares	1.90%	0.96%	1.38%	$57,317
Bloomberg U.S. 5-10 Year Treasury Bond Index	1.35	0.56	1.40	57,472
Bloomberg U.S. Aggregate Bond Index	2.10	0.83	1.63	58,788
See Financial Highlights for dividend and capital gains information.
41

Intermediate-Term Treasury Fund
Fund Allocation
As of January 31, 2024
Agency Bonds and Notes	3.6%
Asset-Backed/Commercial Mortgage-Backed Securities	6.2
Government Mortgage-Backed Securities	5.4
U.S. Government Securities	84.8
The table reflects the fund’s investments, except for short-term investments and derivatives. The agency and mortgage-backed securities may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.
42

Intermediate-Term Treasury Fund
Financial Statements
Schedule of Investments
As of January 31, 2024
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
U.S. Government and Agency Obligations (92.7%)
U.S. Government Securities (83.8%)
United States Treasury Note/Bond	1.875%	2/28/27	172,000	161,492
United States Treasury Note/Bond	0.625%	3/31/27	51,000	45,948
United States Treasury Note/Bond	2.500%	3/31/27	20,000	19,128
United States Treasury Note/Bond	0.500%	4/30/27	10,000	8,950
United States Treasury Note/Bond	2.750%	4/30/27	117,000	112,631
United States Treasury Note/Bond	0.500%	5/31/27	55,600	49,632
United States Treasury Note/Bond	2.625%	5/31/27	148,500	142,282
United States Treasury Note/Bond	0.500%	6/30/27	126,700	112,822
United States Treasury Note/Bond	3.250%	6/30/27	47,200	46,138
United States Treasury Note/Bond	0.375%	7/31/27	148,000	130,841
United States Treasury Note/Bond	2.750%	7/31/27	98,000	94,141
United States Treasury Note/Bond	0.500%	8/31/27	40,000	35,438
United States Treasury Note/Bond	0.375%	9/30/27	120,000	105,525
United States Treasury Note/Bond	4.125%	9/30/27	31,000	31,184
United States Treasury Note/Bond	0.500%	10/31/27	100,000	88,125
United States Treasury Note/Bond	0.625%	12/31/27	39,000	34,369
United States Treasury Note/Bond	1.250%	4/30/28	138,700	124,353
United States Treasury Note/Bond	1.250%	5/31/28	38,500	34,458
United States Treasury Note/Bond	1.250%	6/30/28	18,600	16,618
United States Treasury Note/Bond	1.125%	8/31/28	6,150	5,442
United States Treasury Note/Bond	1.250%	9/30/28	7,000	6,217
United States Treasury Note/Bond	1.375%	10/31/28	20,530	18,304
United States Treasury Note/Bond	3.125%	11/15/28	30,100	29,103
United States Treasury Note/Bond	5.250%	11/15/28	24,000	25,358
United States Treasury Note/Bond	1.500%	11/30/28	93,589	83,806
United States Treasury Note/Bond	1.375%	12/31/28	9,700	8,621
United States Treasury Note/Bond	1.750%	1/31/29	46,600	42,107
United States Treasury Note/Bond	4.000%	1/31/29	22,000	22,131
United States Treasury Note/Bond	2.625%	2/15/29	78,000	73,503
United States Treasury Note/Bond	1.875%	2/28/29	80,891	73,434
United States Treasury Note/Bond	2.375%	3/31/29	96,050	89,266
United States Treasury Note/Bond	2.875%	4/30/29	108,400	103,183
United States Treasury Note/Bond	2.375%	5/15/29	98,700	91,606
United States Treasury Note/Bond	2.750%	5/31/29	126,900	119,940
United States Treasury Note/Bond	3.250%	6/30/29	114,500	110,886
United States Treasury Note/Bond	2.625%	7/31/29	129,800	121,687
United States Treasury Note/Bond	3.125%	8/31/29	126,500	121,598
43

Intermediate-Term Treasury Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	United States Treasury Note/Bond	3.875%	9/30/29	99,200	99,014
	United States Treasury Note/Bond	4.000%	10/31/29	105,300	105,761
	United States Treasury Note/Bond	3.875%	11/30/29	111,500	111,291
	United States Treasury Note/Bond	3.875%	12/31/29	102,000	101,777
	United States Treasury Note/Bond	3.500%	1/31/30	85,000	83,141
	United States Treasury Note/Bond	1.500%	2/15/30	25,000	21,789
	United States Treasury Note/Bond	4.000%	2/28/30	101,800	102,245
	United States Treasury Note/Bond	3.625%	3/31/30	99,500	97,914
	United States Treasury Note/Bond	3.500%	4/30/30	68,200	66,623
	United States Treasury Note/Bond	0.625%	5/15/30	141,000	115,356
	United States Treasury Note/Bond	3.750%	5/31/30	113,000	111,923
	United States Treasury Note/Bond	3.750%	6/30/30	100,700	99,740
	United States Treasury Note/Bond	4.000%	7/31/30	48,800	49,021
[1]	United States Treasury Note/Bond	0.625%	8/15/30	137,300	111,406
	United States Treasury Note/Bond	4.125%	8/31/30	35,000	35,399
	United States Treasury Note/Bond	4.625%	9/30/30	48,000	49,950
	United States Treasury Note/Bond	4.375%	11/30/30	9,500	9,752
	United States Treasury Note/Bond	1.625%	5/15/31	73,800	63,237
	United States Treasury Note/Bond	1.250%	8/15/31	117,600	97,314
	United States Treasury Note/Bond	1.375%	11/15/31	96,000	79,695
	United States Treasury Note/Bond	1.875%	2/15/32	108,900	93,569
	United States Treasury Note/Bond	2.875%	5/15/32	107,000	98,958
	United States Treasury Note/Bond	2.750%	8/15/32	84,800	77,473
	United States Treasury Note/Bond	4.125%	11/15/32	90,300	91,499
	United States Treasury Note/Bond	3.500%	2/15/33	104,900	101,360
	United States Treasury Note/Bond	3.375%	5/15/33	95,000	90,814
	United States Treasury Note/Bond	3.875%	8/15/33	144,700	143,886
	United States Treasury Note/Bond	4.500%	11/15/33	99,500	103,915
					4,954,089
Agency Bonds and Notes (3.6%)
[2]	Fannie Mae Principal Strip	0.000%	11/15/30	6,000	4,491
	Federal Home Loan Banks	2.250%	3/4/36	33,640	26,029
[2]	Federal Home Loan Mortgage Corp.	1.500%	7/27/32	18,340	14,564
[2]	Freddie Mac Principal Strips	0.000%	3/15/31	26,475	19,524
	Private Export Funding Corp.	4.600%	2/15/34	60,000	60,591
	Resolution Funding Corp. Principal Strip	0.000%	1/15/30	15,000	11,622
	Resolution Funding Corp. Principal Strip	0.000%	4/15/30	98,000	75,077
					211,898
Conventional Mortgage-Backed Securities (0.7%)
[2,3,4]	UMBS Pool	3.000%	2/1/43–2/1/47	46,097	42,174
Nonconventional Mortgage-Backed Securities (4.6%)
[2,3]	Fannie Mae REMICS	2.500%	11/25/47	32,046	28,677
[2,3]	Fannie Mae REMICS	4.000%	5/25/49	21,808	20,849
[2,3]	Freddie Mac REMICS	2.000%	7/25/47–5/25/51	58,316	49,450
[2,3]	Freddie Mac REMICS	3.000%	7/25/48–10/25/49	44,622	40,412
[2,3]	Freddie Mac REMICS	2.500%	9/25/48–1/25/51	117,382	100,036
[3]	Ginnie Mae REMICS	2.000%	10/20/50	17,407	14,015
[3]	Ginnie Mae REMICS	1.100%	1/20/51	23,596	17,666
					271,105
Total U.S. Government and Agency Obligations (Cost $5,500,946)					5,479,266
Asset-Backed/Commercial Mortgage-Backed Securities (6.1%)
[2,3]	FHLMC Multifamily Structured Pass Through Certificates Class A2 Series K096	2.519%	7/25/29	980	892
44

Intermediate-Term Treasury Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2,3]	FHLMC Multifamily Structured Pass Through Certificates Class A2 Series K099	2.595%	9/25/29	10,000	9,111
[2,3]	FHLMC Multifamily Structured Pass Through Certificates Class A2 Series K102	2.537%	10/25/29	34,402	31,186
[2,3]	FHLMC Multifamily Structured Pass Through Certificates Class A2 Series K116	1.378%	7/25/30	2,600	2,159
[2,3]	FHLMC Multifamily Structured Pass Through Certificates Class A2 Series K120	1.500%	10/25/30	21,000	17,441
[2,3]	FHLMC Multifamily Structured Pass Through Certificates Class A2 Series K122	1.521%	11/25/30	15,000	12,440
[2,3,5]	FHLMC Multifamily Structured Pass Through Certificates Class A2 Series K754	4.940%	11/25/30	50,000	51,221
[2,3,5]	FHLMC Multifamily Structured Pass-Through Certificates Class A2 Series K080	3.926%	7/25/28	905	887
[2,3]	FHLMC Multifamily Structured Pass-Through Certificates Class A2 Series K509	4.850%	9/25/28	25,500	25,941
[2,3]	FHLMC Multifamily Structured Pass-Through Certificates Class A2 Series K511	4.860%	10/25/28	37,500	38,185
[2,3]	FHLMC Multifamily Structured Pass-Through Certificates Class A2 Series K512	5.000%	11/25/28	70,800	72,488
[2,3,5]	FHLMC Multifamily Structured Pass-Through Certificates Class A2 Series K513	4.724%	12/25/28	72,600	73,429
[2,3,6]	FHLMC Multifamily WI Certificates Class A2 Series K162	5.150%	3/25/34	26,105	27,277
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $358,056)					362,657
				Shares
Temporary Cash Investments (0.9%)
Money Market Fund (0.9%)
[7]	Vanguard Market Liquidity Fund (Cost $50,097)	5.410%		501,073	50,102
Total Investments (99.7%) (Cost $5,909,099)					5,892,025
Other Assets and Liabilities—Net (0.3%)					19,203
Net Assets (100%)					5,911,228
Cost is in $000.
•	See Note A in Notes to Financial Statements.
1	Securities with a value of $5,841,000 have been segregated as initial margin for open futures contracts.
2	The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
3	The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
4	Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of January 31, 2024.
5	Variable-rate security; rate shown is effective rate at period end. Certain variable-rate securities are not based on a published reference rate and spread but are determined by the issuer or agent based on current market conditions.
6	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2024, the aggregate value was $27,277,000, representing 0.5% of net assets.
7	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
REMICS—Real Estate Mortgage Investment Conduits.
UMBS—Uniform Mortgage-Backed Securities.
45

Intermediate-Term Treasury Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
10-Year U.S. Treasury Note	March 2024	3,598	404,157	3,994
Ultra 10-Year U.S. Treasury Note	March 2024	508	59,373	724
				4,718
Short Futures Contracts
2-Year U.S. Treasury Note	March 2024	(1,582)	(325,348)	(151)
5-Year U.S. Treasury Note	March 2024	(2,005)	(217,323)	(790)
Long U.S. Treasury Bond	March 2024	(218)	(26,671)	(1,042)
Ultra Long U.S. Treasury Bond	March 2024	(423)	(54,660)	(490)
				(2,473)
				2,245

See accompanying Notes, which are an integral part of the Financial Statements.
46

Intermediate-Term Treasury Fund
Statement of Assets and Liabilities
As of January 31, 2024

($000s, except shares, footnotes, and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $5,859,002)	5,841,923
Affiliated Issuers (Cost $50,097)	50,102
Total Investments in Securities	5,892,025
Investment in Vanguard	184
Cash	415
Receivables for Investment Securities Sold	364,755
Receivables for Accrued Income	35,438
Receivables for Capital Shares Issued	4,558
Variation Margin Receivable—Futures Contracts	556
Other Assets	67
Total Assets	6,297,998
Liabilities
Payables for Investment Securities Purchased	377,833
Payables for Capital Shares Redeemed	6,294
Payables for Distributions	2,360
Payables to Vanguard	283
Total Liabilities	386,770
Net Assets	5,911,228
At January 31, 2024, net assets consisted of:

Paid-in Capital	6,731,938
Total Distributable Earnings (Loss)	(820,710)
Net Assets	5,911,228

Investor Shares—Net Assets
Applicable to 58,670,765 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	585,352
Net Asset Value Per Share—Investor Shares	$9.98

Admiral Shares—Net Assets
Applicable to 533,821,365 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	5,325,876
Net Asset Value Per Share—Admiral Shares	$9.98

See accompanying Notes, which are an integral part of the Financial Statements.
47

Intermediate-Term Treasury Fund
Statement of Operations

Year Ended January 31, 2024
($000)
Investment Income
Income
Interest[1]	213,227
Total Income	213,227
Expenses
The Vanguard Group—Note B
Investment Advisory Services	608
Management and Administrative—Investor Shares	1,024
Management and Administrative—Admiral Shares	4,105
Marketing and Distribution—Investor Shares	35
Marketing and Distribution—Admiral Shares	281
Custodian Fees	28
Auditing Fees	38
Shareholders’ Reports—Investor Shares	27
Shareholders’ Reports—Admiral Shares	70
Trustees’ Fees and Expenses	4
Other Expenses	16
Total Expenses	6,236
Expenses Paid Indirectly	(25)
Net Expenses	6,211
Net Investment Income	207,016
Realized Net Gain (Loss)
Investment Securities Sold[1]	(267,493)
Futures Contracts	(2,448)
Realized Net Gain (Loss)	(269,941)
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	169,629
Futures Contracts	4,410
Change in Unrealized Appreciation (Depreciation)	174,039
Net Increase (Decrease) in Net Assets Resulting from Operations	111,114
1	Interest income, realized net gain (loss), capital gain distributions received, and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $3,563,000, $44,000, less than $1,000, and ($11,000), respectively. Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.
48

Intermediate-Term Treasury Fund
Statement of Changes in Net Assets

	Year Ended January 31,
	2024 ($000)	2023 ($000)

Increase (Decrease) in Net Assets
Operations
Net Investment Income	207,016	117,580
Realized Net Gain (Loss)	(269,941)	(481,878)
Change in Unrealized Appreciation (Depreciation)	174,039	(43,258)
Net Increase (Decrease) in Net Assets Resulting from Operations	111,114	(407,556)
Distributions
Investor Shares	(20,615)	(13,002)
Admiral Shares	(186,197)	(104,545)
Total Distributions	(206,812)	(117,547)
Capital Share Transactions
Investor Shares	(9,774)	(89,101)
Admiral Shares	555,434	(35,077)
Net Increase (Decrease) from Capital Share Transactions	545,660	(124,178)
Total Increase (Decrease)	449,962	(649,281)
Net Assets
Beginning of Period	5,461,266	6,110,547
End of Period	5,911,228	5,461,266

See accompanying Notes, which are an integral part of the Financial Statements.
49

Intermediate-Term Treasury Fund
Financial Highlights
Investor Shares
For a Share Outstanding Throughout Each Period	Year Ended January 31,
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Period	$10.16	$11.12	$11.65	$11.57	$10.96
Investment Operations
Net Investment Income[1]	.354	.208	.107	.129	.255
Net Realized and Unrealized Gain (Loss) on Investments	(.181)	(.959)	(.511)	.507	.611
Total from Investment Operations	.173	(.751)	(.404)	.636	.866
Distributions
Dividends from Net Investment Income	(.353)	(.209)	(.107)	(.127)	(.256)
Distributions from Realized Capital Gains	—	—	(.019)	(.429)	—
Total Distributions	(.353)	(.209)	(.126)	(.556)	(.256)
Net Asset Value, End of Period	$9.98	$10.16	$11.12	$11.65	$11.57
Total Return[2]	1.80%	-6.75%	-3.49%	5.50%	7.98%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$585	$605	$757	$953	$917
Ratio of Total Expenses to Average Net Assets	0.20%[3]	0.20%[3]	0.20%	0.20%	0.20%
Ratio of Net Investment Income to Average Net Assets	3.58%	2.00%	0.93%	1.07%	2.27%
Portfolio Turnover Rate[4]	217%	175%	181%	309%	214%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.20%.
4	Includes 21%, 12%, 3%, 37%, and 5%, respectively, attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.
50

Intermediate-Term Treasury Fund
Financial Highlights
Admiral Shares
For a Share Outstanding Throughout Each Period	Year Ended January 31,
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Period	$10.16	$11.12	$11.65	$11.57	$10.96
Investment Operations
Net Investment Income[1]	.364	.219	.118	.139	.267
Net Realized and Unrealized Gain (Loss) on Investments	(.181)	(.959)	(.511)	.509	.610
Total from Investment Operations	.183	(.740)	(.393)	.648	.877
Distributions
Dividends from Net Investment Income	(.363)	(.220)	(.118)	(.139)	(.267)
Distributions from Realized Capital Gains	—	—	(.019)	(.429)	—
Total Distributions	(.363)	(.220)	(.137)	(.568)	(.267)
Net Asset Value, End of Period	$9.98	$10.16	$11.12	$11.65	$11.57
Total Return[2]	1.90%	-6.66%	-3.39%	5.60%	8.09%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5,326	$4,856	$5,353	$6,237	$5,452
Ratio of Total Expenses to Average Net Assets	0.10%[3]	0.10%[3]	0.10%	0.10%	0.10%
Ratio of Net Investment Income to Average Net Assets	3.68%	2.12%	1.03%	1.16%	2.37%
Portfolio Turnover Rate[4]	217%	175%	181%	309%	214%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.10%.
4	Includes 21%, 12%, 3%, 37%, and 5%, respectively, attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.
51

Intermediate-Term Treasury Fund
Notes to Financial Statements
Vanguard Intermediate-Term Treasury Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and other temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral, as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees.
2. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the fund is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The fund mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The fund may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. Under an MSFTA, upon a counterparty default (including bankruptcy), the fund may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its MSFTA, and sell or retain any collateral held up to the net amount owed to the fund under the MSFTA.
3. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The fund also enters into mortgage-dollar-roll transactions in which the fund buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously
52

Intermediate-Term Treasury Fund
agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The fund continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Assets and Liabilities.
4. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended January 31, 2024, the fund’s average investments in long and short futures contracts represented 10% and 4% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
6. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
7. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its
53

Intermediate-Term Treasury Fund
borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended January 31, 2024, the fund did not utilize the credit facilities or the Interfund Lending Program.
8. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At January 31, 2024, the fund had contributed to Vanguard capital in the amount of $184,000, representing less than 0.01% of the fund’s net assets and 0.07% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
54

Intermediate-Term Treasury Fund
C.	The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended January 31, 2024, custodian fee offset arrangements reduced the fund’s expenses by $25,000 (an annual rate of less than 0.01% of average net assets).
D.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund’s investments and derivatives as of January 31, 2024, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
U.S. Government and Agency Obligations	—	5,479,266	—	5,479,266
Asset-Backed/Commercial Mortgage-Backed Securities	—	362,657	—	362,657
Temporary Cash Investments	50,102	—	—	50,102
Total	50,102	5,841,923	—	5,892,025
Derivative Financial Instruments
Assets
Futures Contracts[1]	4,718	—	—	4,718
Liabilities
Futures Contracts[1]	2,473	—	—	2,473
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
E.	Permanent differences between book-basis and tax-basis components of net assets, if any, are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share.
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to capital loss carryforwards; the deferral of losses from wash sales; the deferral of losses from straddles; the recognition of unrealized gains or losses from
55

Intermediate-Term Treasury Fund
certain derivative contracts; and the timing of payables for distributions. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	3,757
Undistributed Long-Term Gains	—
Net Unrealized Gains (Losses)	(35,322)
Capital Loss Carryforwards	(786,785)
Qualified Late-Year Losses	—
Other Temporary Differences	(2,360)
Total	(820,710)
The tax character of distributions paid was as follows:
	Year Ended January 31,
	2024 Amount ($000)	2023 Amount ($000)
Ordinary Income*	206,812	117,547
Long-Term Capital Gains	—	—
Total	206,812	117,547
*	Includes short-term capital gains, if any.
As of January 31, 2024, gross unrealized appreciation and depreciation for investments, derivatives, and sale commitments based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	5,927,347
Gross Unrealized Appreciation	66,134
Gross Unrealized Depreciation	(101,456)
Net Unrealized Appreciation (Depreciation)	(35,322)
F.	During the year ended January 31, 2024, the fund purchased $12,542,639,000 of investment securities and sold $12,114,624,000 of investment securities, other than temporary cash investments.
56

Intermediate-Term Treasury Fund
G.	Capital share transactions for each class of shares were:

	Year Ended January 31,
	2024		2023
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
Investor Shares
Issued	143,763	14,627	113,533	11,014
Issued in Lieu of Cash Distributions	18,417	1,864	11,764	1,145
Redeemed	(171,954)	(17,401)	(214,398)	(20,652)
Net Increase (Decrease)—Investor Shares	(9,774)	(910)	(89,101)	(8,493)
Admiral Shares
Issued	1,865,453	189,135	1,596,237	154,834
Issued in Lieu of Cash Distributions	162,618	16,470	89,471	8,721
Redeemed	(1,472,637)	(149,633)	(1,720,785)	(167,012)
Net Increase (Decrease)—Admiral Shares	555,434	55,972	(35,077)	(3,457)
H.	Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia’s invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund’s investments and fund performance.
To the extent the fund’s investment portfolio reflects concentration in a particular market, industry, sector, country or asset class, the fund may be adversely affected by the performance of these concentrations and may be subject to increased price volatility and other risks.
Credit risk is the risk that a counterparty to a transaction or an issuer of a financial instrument will fail to pay interest and principal when due, or that perceptions of the issuer’s ability to make such payments will cause the price of an investment to decline. Investment in debt securities will generally increase credit risk.
The use of derivatives may expose the fund to various risks. Derivatives can be highly volatile, and any initial investment is generally small relative to the notional amount so that transactions may be leveraged in terms of market exposure. A relatively small market movement may have a potentially larger impact on derivatives than on standard securities. Leveraged derivatives positions can, therefore, increase volatility. Additional information regarding the fund’s use of derivative(s) and the specific risks associated is described under significant accounting policies.
I.	Management has determined that no events or transactions occurred subsequent to January 31, 2024, that would require recognition or disclosure in these financial statements.
57

Long-Term Treasury Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: January 31, 2014, Through January 31, 2024
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended January 31, 2024
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Long-Term Treasury Fund Investor Shares	-5.59%	-1.86%	1.36%	$11,449
Bloomberg U.S. Long Treasury Bond Index	-5.28	-1.81	1.51	11,615
Bloomberg U.S. Aggregate Bond Index	2.10	0.83	1.63	11,758

	One Year	Five Years	Ten Years	Final Value of a $50,000 Investment
Long-Term Treasury Fund Admiral Shares	-5.50%	-1.76%	1.46%	$57,816
Bloomberg U.S. Long Treasury Bond Index	-5.28	-1.81	1.51	58,073
Bloomberg U.S. Aggregate Bond Index	2.10	0.83	1.63	58,788
See Financial Highlights for dividend and capital gains information.
58

Long-Term Treasury Fund
Fund Allocation
As of January 31, 2024
Agency Bonds and Notes	6.4%
Asset-Backed/Commercial Mortgage-Backed Securities	0.2
Government Mortgage-Backed Securities	1.3
U.S. Government Securities	92.1
The table reflects the fund’s investments, except for short-term investments and derivatives. The agency and mortgage-backed securities may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.
59

Long-Term Treasury Fund
Financial Statements
Schedule of Investments
As of January 31, 2024
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
U.S. Government and Agency Obligations (98.1%)
U.S. Government Securities (90.5%)
	United States Treasury Note/Bond	4.250%	5/15/39	3,700	3,758
	United States Treasury Note/Bond	4.375%	11/15/39	28,600	29,360
	United States Treasury Note/Bond	4.625%	2/15/40	7,000	7,385
	United States Treasury Note/Bond	1.125%	5/15/40	44,650	28,304
	United States Treasury Note/Bond	4.375%	5/15/40	6,500	6,649
[1]	United States Treasury Note/Bond	1.125%	8/15/40	93,800	58,874
	United States Treasury Note/Bond	3.875%	8/15/40	44,791	42,999
	United States Treasury Note/Bond	1.375%	11/15/40	81,900	53,453
	United States Treasury Note/Bond	4.250%	11/15/40	41,000	41,173
	United States Treasury Note/Bond	1.875%	2/15/41	105,800	74,854
	United States Treasury Note/Bond	4.750%	2/15/41	41,400	44,091
	United States Treasury Note/Bond	2.250%	5/15/41	103,700	77,791
	United States Treasury Note/Bond	4.375%	5/15/41	18,363	18,655
	United States Treasury Note/Bond	1.750%	8/15/41	108,390	74,315
	United States Treasury Note/Bond	3.750%	8/15/41	24,770	23,207
	United States Treasury Note/Bond	2.000%	11/15/41	113,200	80,726
	United States Treasury Note/Bond	3.125%	11/15/41	21,900	18,731
	United States Treasury Note/Bond	2.375%	2/15/42	43,500	32,883
	United States Treasury Note/Bond	3.125%	2/15/42	34,500	29,438
	United States Treasury Note/Bond	3.000%	5/15/42	18,800	15,680
	United States Treasury Note/Bond	3.250%	5/15/42	66,780	57,744
	United States Treasury Note/Bond	2.750%	8/15/42	17,000	13,592
	United States Treasury Note/Bond	3.375%	8/15/42	68,000	59,776
	United States Treasury Note/Bond	2.750%	11/15/42	5,400	4,305
	United States Treasury Note/Bond	4.000%	11/15/42	32,900	31,548
	United States Treasury Note/Bond	3.125%	2/15/43	55,111	46,474
	United States Treasury Note/Bond	3.875%	2/15/43	51,000	48,004
	United States Treasury Note/Bond	2.875%	5/15/43	60,446	48,905
	United States Treasury Note/Bond	3.875%	5/15/43	18,500	17,384
	United States Treasury Note/Bond	3.625%	8/15/43	5,000	4,530
	United States Treasury Note/Bond	4.375%	8/15/43	10,000	10,067
	United States Treasury Note/Bond	3.750%	11/15/43	36,557	33,689
	United States Treasury Note/Bond	3.625%	2/15/44	26,000	23,502
	United States Treasury Note/Bond	3.375%	5/15/44	29,500	25,637
	United States Treasury Note/Bond	3.125%	8/15/44	59,449	49,565
	United States Treasury Note/Bond	3.000%	11/15/44	64,651	52,711
	United States Treasury Note/Bond	2.500%	2/15/45	56,900	42,355
60

Long-Term Treasury Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	United States Treasury Note/Bond	3.000%	5/15/45	40,205	32,629
	United States Treasury Note/Bond	2.875%	8/15/45	57,963	45,936
	United States Treasury Note/Bond	3.000%	11/15/45	32,100	25,961
	United States Treasury Note/Bond	2.500%	2/15/46	29,295	21,559
	United States Treasury Note/Bond	2.500%	5/15/46	810	595
	United States Treasury Note/Bond	2.250%	8/15/46	45,600	31,763
	United States Treasury Note/Bond	2.875%	11/15/46	19,969	15,672
	United States Treasury Note/Bond	3.000%	2/15/47	39,998	32,048
	United States Treasury Note/Bond	3.000%	5/15/47	2,636	2,110
	United States Treasury Note/Bond	2.750%	8/15/47	25,230	19,238
	United States Treasury Note/Bond	2.750%	11/15/47	22,690	17,273
	United States Treasury Note/Bond	3.125%	5/15/48	33,000	26,885
	United States Treasury Note/Bond	3.000%	8/15/48	27,533	21,889
	United States Treasury Note/Bond	3.375%	11/15/48	3,561	3,030
	United States Treasury Note/Bond	3.000%	2/15/49	22,920	18,203
[1]	United States Treasury Note/Bond	2.875%	5/15/49	11,761	9,117
	United States Treasury Note/Bond	2.250%	8/15/49	84,800	57,585
	United States Treasury Note/Bond	2.375%	11/15/49	50,400	35,138
	United States Treasury Note/Bond	2.000%	2/15/50	87,500	55,809
	United States Treasury Note/Bond	1.250%	5/15/50	85,500	44,473
	United States Treasury Note/Bond	1.375%	8/15/50	117,797	63,316
	United States Treasury Note/Bond	1.625%	11/15/50	103,012	59,264
	United States Treasury Note/Bond	1.875%	2/15/51	136,600	83,753
	United States Treasury Note/Bond	2.375%	5/15/51	84,800	58,645
	United States Treasury Note/Bond	2.000%	8/15/51	121,000	76,381
	United States Treasury Note/Bond	1.875%	11/15/51	88,700	54,135
	United States Treasury Note/Bond	2.250%	2/15/52	113,000	75,745
	United States Treasury Note/Bond	2.875%	5/15/52	89,000	68,697
	United States Treasury Note/Bond	3.000%	8/15/52	89,500	70,929
	United States Treasury Note/Bond	4.000%	11/15/52	49,800	47,808
	United States Treasury Note/Bond	3.625%	2/15/53	85,700	76,862
	United States Treasury Note/Bond	3.625%	5/15/53	74,800	67,168
	United States Treasury Note/Bond	4.125%	8/15/53	38,500	37,832
	United States Treasury Note/Bond	4.750%	11/15/53	75,000	81,844
					2,771,406
Agency Bonds and Notes (6.3%)
[2]	Fannie Mae Principal Strip	0.000%	8/6/38	36,000	18,557
	Federal Farm Credit Banks Funding Corp.	3.820%	6/15/37	25,000	23,381
	Federal Farm Credit Banks Funding Corp.	4.000%	9/8/37	25,000	23,791
[2]	Federal Home Loan Mortgage Corp.	0.000%	12/14/29	20,000	15,659
[2]	Federal Home Loan Mortgage Corp.	0.000%	11/15/38	14,465	7,363
[2]	Federal National Mortgage Assn.	0.000%	11/15/30	49,591	37,120
[2]	Freddie Mac Principal Strips	0.000%	3/15/31	68,687	50,652
	Resolution Funding Corp. Principal Strip	0.000%	1/15/30	20,000	15,496
					192,019
Nonconventional Mortgage-Backed Securities (1.3%)
[2,3]	Fannie Mae REMICS	2.000%	8/25/50	42,860	30,823
[3]	Ginnie Mae REMICS	1.100%	1/20/51	12,706	9,513
					40,336
Total U.S. Government and Agency Obligations (Cost $3,533,170)					3,003,761
61

Long-Term Treasury Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Asset-Backed/Commercial Mortgage-Backed Securities (0.2%)
[2,3]	FHLMC Multifamily Structured Pass Through Certificates Class A2 Series K-1515 (Cost $5,873)	1.940%	2/25/35	7,595	5,896
				Shares
Temporary Cash Investments (0.8%)
Money Market Fund (0.8%)
[4]	Vanguard Market Liquidity Fund (Cost $23,050)	5.410%		230,526	23,050
Total Investments (99.1%) (Cost $3,562,093)					3,032,707
Other Assets and Liabilities—Net (0.9%)					27,584
Net Assets (100%)					3,060,291
Cost is in $000.
•	See Note A in Notes to Financial Statements.
1	Securities with a value of $8,433,000 have been segregated as initial margin for open futures contracts.
2	The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
3	The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
4	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
REMICS—Real Estate Mortgage Investment Conduits.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
Ultra 10-Year U.S. Treasury Note	March 2024	290	33,894	66
Ultra Long U.S. Treasury Bond	March 2024	1,007	130,123	1,551
				1,617
Short Futures Contracts
2-Year U.S. Treasury Note	March 2024	(831)	(170,900)	6
5-Year U.S. Treasury Note	March 2024	(43)	(4,661)	(9)
10-Year U.S. Treasury Note	March 2024	(547)	(61,443)	(1,282)
Long U.S. Treasury Bond	March 2024	(493)	(60,315)	129
				(1,156)
				461

See accompanying Notes, which are an integral part of the Financial Statements.
62

Long-Term Treasury Fund
Statement of Assets and Liabilities
As of January 31, 2024

($000s, except shares, footnotes, and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $3,539,043)	3,009,657
Affiliated Issuers (Cost $23,050)	23,050
Total Investments in Securities	3,032,707
Investment in Vanguard	99
Cash	1,491
Receivables for Investment Securities Sold	77,399
Receivables for Accrued Income	33,748
Receivables for Capital Shares Issued	7,110
Variation Margin Receivable—Futures Contracts	937
Other Assets	39
Total Assets	3,153,530
Liabilities
Payables for Investment Securities Purchased	90,134
Payables for Capital Shares Redeemed	1,849
Payables for Distributions	1,098
Payables to Vanguard	158
Total Liabilities	93,239
Net Assets	3,060,291
At January 31, 2024, net assets consisted of:

Paid-in Capital	4,255,189
Total Distributable Earnings (Loss)	(1,194,898)
Net Assets	3,060,291

Investor Shares—Net Assets
Applicable to 74,592,676 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	637,344
Net Asset Value Per Share—Investor Shares	$8.54

Admiral Shares—Net Assets
Applicable to 283,574,257 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	2,422,947
Net Asset Value Per Share—Admiral Shares	$8.54

See accompanying Notes, which are an integral part of the Financial Statements.
63

Long-Term Treasury Fund
Statement of Operations

Year Ended January 31, 2024
($000)
Investment Income
Income
Interest[1]	107,414
Total Income	107,414
Expenses
The Vanguard Group—Note B
Investment Advisory Services	321
Management and Administrative—Investor Shares	965
Management and Administrative—Admiral Shares	1,942
Marketing and Distribution—Investor Shares	38
Marketing and Distribution—Admiral Shares	132
Custodian Fees	14
Auditing Fees	35
Shareholders’ Reports—Investor Shares	53
Shareholders’ Reports—Admiral Shares	33
Trustees’ Fees and Expenses	2
Other Expenses	16
Total Expenses	3,551
Expenses Paid Indirectly	(15)
Net Expenses	3,536
Net Investment Income	103,878
Realized Net Gain (Loss)
Investment Securities Sold[1]	(227,502)
Futures Contracts	(20,945)
Realized Net Gain (Loss)	(248,447)
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	(19,719)
Futures Contracts	(741)
Change in Unrealized Appreciation (Depreciation)	(20,460)
Net Increase (Decrease) in Net Assets Resulting from Operations	(165,029)
1	Interest income, realized net gain (loss), capital gain distributions received, and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $1,439,000, ($1,000), less than $1,000, and ($1,000), respectively. Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.
64

Long-Term Treasury Fund
Statement of Changes in Net Assets

	Year Ended January 31,
	2024 ($000)	2023 ($000)

Increase (Decrease) in Net Assets
Operations
Net Investment Income	103,878	81,317
Realized Net Gain (Loss)	(248,447)	(286,651)
Change in Unrealized Appreciation (Depreciation)	(20,460)	(579,884)
Net Increase (Decrease) in Net Assets Resulting from Operations	(165,029)	(785,218)
Distributions
Investor Shares	(19,243)	(15,599)
Admiral Shares	(84,529)	(65,502)
Total Distributions	(103,772)	(81,101)
Capital Share Transactions
Investor Shares	106,984	897
Admiral Shares	184,479	198,905
Net Increase (Decrease) from Capital Share Transactions	291,463	199,802
Total Increase (Decrease)	22,662	(666,517)
Net Assets
Beginning of Period	3,037,629	3,704,146
End of Period	3,060,291	3,037,629

See accompanying Notes, which are an integral part of the Financial Statements.
65

Long-Term Treasury Fund
Financial Highlights
Investor Shares
For a Share Outstanding Throughout Each Period	Year Ended January 31,
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Period	$9.36	$12.29	$13.55	$14.05	$11.86
Investment Operations
Net Investment Income[1]	.294	.261	.239	.273	.331
Net Realized and Unrealized Gain (Loss) on Investments	(.821)	(2.931)	(.923)	.677	2.226
Total from Investment Operations	(.527)	(2.670)	(.684)	.950	2.557
Distributions
Dividends from Net Investment Income	(.293)	(.260)	(.239)	(.273)	(.331)
Distributions from Realized Capital Gains	—	—	(.337)	(1.177)	(.036)
Total Distributions	(.293)	(.260)	(.576)	(1.450)	(.367)
Net Asset Value, End of Period	$8.54	$9.36	$12.29	$13.55	$14.05
Total Return[2]	-5.59%	-21.78%	-4.92%	6.41%	21.84%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$637	$574	$750	$931	$971
Ratio of Total Expenses to Average Net Assets	0.20%[3]	0.20%[3]	0.20%	0.20%	0.20%
Ratio of Net Investment Income to Average Net Assets	3.42%	2.62%	1.90%	1.79%	2.55%
Portfolio Turnover Rate[4]	136%	107%	106%	172%	96%[5]
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.20%.
4	Includes 23%, 17%, 2%, 26%, and 4%, respectively, attributable to mortgage-dollar-roll activity.
5	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.
66

Long-Term Treasury Fund
Financial Highlights
Admiral Shares
For a Share Outstanding Throughout Each Period	Year Ended January 31,
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Period	$9.36	$12.29	$13.55	$14.05	$11.86
Investment Operations
Net Investment Income[1]	.302	.271	.252	.288	.344
Net Realized and Unrealized Gain (Loss) on Investments	(.820)	(2.931)	(.923)	.677	2.226
Total from Investment Operations	(.518)	(2.660)	(.671)	.965	2.570
Distributions
Dividends from Net Investment Income	(.302)	(.270)	(.252)	(.288)	(.344)
Distributions from Realized Capital Gains	—	—	(.337)	(1.177)	(.036)
Total Distributions	(.302)	(.270)	(.589)	(1.465)	(.380)
Net Asset Value, End of Period	$8.54	$9.36	$12.29	$13.55	$14.05
Total Return[2]	-5.50%	-21.70%	-4.82%	6.51%	21.96%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,423	$2,464	$2,954	$3,292	$3,071
Ratio of Total Expenses to Average Net Assets	0.10%[3]	0.10%[3]	0.10%	0.10%	0.10%
Ratio of Net Investment Income to Average Net Assets	3.51%	2.73%	2.00%	1.89%	2.65%
Portfolio Turnover Rate[4]	136%	107%	106%	172%	96%[5]
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.10%.
4	Includes 23%, 17%, 2%, 26%, and 4%, respectively, attributable to mortgage-dollar-roll activity.
5	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.
67

Long-Term Treasury Fund
Notes to Financial Statements
Vanguard Long-Term Treasury Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and other temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral, as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees.
2. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the fund is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The fund mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The fund may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. Under an MSFTA, upon a counterparty default (including bankruptcy), the fund may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its MSFTA, and sell or retain any collateral held up to the net amount owed to the fund under the MSFTA.
3. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The fund also enters into mortgage-dollar-roll transactions in which the fund buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously
68

Long-Term Treasury Fund
agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The fund continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Assets and Liabilities.
4. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended January 31, 2024, the fund’s average investments in long and short futures contracts represented 9% and 7% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
6. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
7. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its
69

Long-Term Treasury Fund
borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended January 31, 2024, the fund did not utilize the credit facilities or the Interfund Lending Program.
8. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Inflation adjustments to the face amount of inflation-indexed securities are included in interest income. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At January 31, 2024, the fund had contributed to Vanguard capital in the amount of $99,000, representing less than 0.01% of the fund’s net assets and 0.04% of Vanguard’s capital
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Long-Term Treasury Fund
received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.	The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended January 31, 2024, custodian fee offset arrangements reduced the fund’s expenses by $15,000 (an annual rate of less than 0.01% of average net assets).
D.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund’s investments and derivatives as of January 31, 2024, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
U.S. Government and Agency Obligations	—	3,003,761	—	3,003,761
Asset-Backed/Commercial Mortgage-Backed Securities	—	5,896	—	5,896
Temporary Cash Investments	23,050	—	—	23,050
Total	23,050	3,009,657	—	3,032,707
Derivative Financial Instruments
Assets
Futures Contracts[1]	1,752	—	—	1,752
Liabilities
Futures Contracts[1]	1,291	—	—	1,291
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
E.	Permanent differences between book-basis and tax-basis components of net assets, if any, are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share.
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to capital loss carryforwards; the deferral of losses from wash
71

Long-Term Treasury Fund
sales; the recognition of unrealized gains or losses from certain derivative contracts; and the timing of payables for distributions. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	1,274
Undistributed Long-Term Gains	—
Net Unrealized Gains (Losses)	(580,922)
Capital Loss Carryforwards	(614,152)
Qualified Late-Year Losses	—
Other Temporary Differences	(1,098)
Total	(1,194,898)
The tax character of distributions paid was as follows:
	Year Ended January 31,
	2024 Amount ($000)	2023 Amount ($000)
Ordinary Income*	103,772	81,101
Long-Term Capital Gains	—	—
Total	103,772	81,101
*	Includes short-term capital gains, if any.
As of January 31, 2024, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	3,613,629
Gross Unrealized Appreciation	44,978
Gross Unrealized Depreciation	(625,900)
Net Unrealized Appreciation (Depreciation)	(580,922)
F.	During the year ended January 31, 2024, the fund purchased $4,200,070,000 of investment securities and sold $4,078,138,000 of investment securities, other than temporary cash investments.
72

Long-Term Treasury Fund
G.	Capital share transactions for each class of shares were:

	Year Ended January 31,
	2024		2023
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
Investor Shares
Issued	261,970	31,238	158,597	16,242
Issued in Lieu of Cash Distributions	17,795	2,079	14,592	1,500
Redeemed	(172,781)	(20,045)	(172,292)	(17,446)
Net Increase (Decrease)—Investor Shares	106,984	13,272	897	296
Admiral Shares
Issued	906,892	106,012	762,171	79,384
Issued in Lieu of Cash Distributions	73,195	8,544	57,321	5,902
Redeemed	(795,608)	(94,140)	(620,587)	(62,587)
Net Increase (Decrease)—Admiral Shares	184,479	20,416	198,905	22,699
H.	Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia’s invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund’s investments and fund performance.
To the extent the fund’s investment portfolio reflects concentration in a particular market, industry, sector, country or asset class, the fund may be adversely affected by the performance of these concentrations and may be subject to increased price volatility and other risks.
Credit risk is the risk that a counterparty to a transaction or an issuer of a financial instrument will fail to pay interest and principal when due, or that perceptions of the issuer’s ability to make such payments will cause the price of an investment to decline. Investment in debt securities will generally increase credit risk.
The use of derivatives may expose the fund to various risks. Derivatives can be highly volatile, and any initial investment is generally small relative to the notional amount so that transactions may be leveraged in terms of market exposure. A relatively small market movement may have a potentially larger impact on derivatives than on standard securities. Leveraged derivatives positions can, therefore, increase volatility. Additional information regarding the fund’s use of derivative(s) and the specific risks associated is described under significant accounting policies.
I.	Management has determined that no events or transactions occurred subsequent to January 31, 2024, that would require recognition or disclosure in these financial statements.
73

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Vanguard Fixed Income Securities Funds and Shareholders of Vanguard Short-Term Treasury Fund, Vanguard Short-Term Federal Fund, Vanguard Intermediate-Term Treasury Fund and Vanguard Long-Term Treasury Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Vanguard Short-Term Treasury Fund, Vanguard Short-Term Federal Fund, Vanguard Intermediate-Term Treasury Fund and Vanguard Long-Term Treasury Fund (four of the funds constituting Vanguard Fixed Income Securities Funds, hereafter collectively referred to as the "Funds") as of January 31, 2024, the related statements of operations for the year ended January 31, 2024, the statements of changes in net assets for each of the two years in the period ended January 31, 2024, including the related notes, and the financial highlights for each of the five years in the period ended January 31, 2024 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of January 31, 2024, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended January 31, 2024 and each of the financial highlights for each of the five years in the period ended January 31, 2024 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of January 31, 2024 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
March 20, 2024
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
74

Tax information (unaudited)
The following amounts, or if subsequently determined to be different, the maximum amounts allowable by law, are hereby designated as interest earned from obligations of the U.S. government which is generally exempt from state income tax.
Fund	($000)
Short-Term Treasury Fund	245,341
Short-Term Federal Fund	82,934
Intermediate-Term Treasury Fund	191,918
Long-Term Treasury Fund	97,083
The following percentages, or if subsequently determined to be different, the maximum percentages allowable by law, are hereby designated as ordinary income dividends eligible to be treated as interest income for purposes of section 163(j) and the regulations thereunder for the fiscal year.
Fund	Percentage
Short-Term Treasury Fund	100.0%
Short-Term Federal Fund	100.0
Intermediate-Term Treasury Fund	100.0
Long-Term Treasury Fund	100.0
The following percentages, or if subsequently determined to be different, the maximum percentages allowable by law, are hereby designated as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident alien shareholders.
Fund	Percentage
Short-Term Treasury Fund	99.7%
Short-Term Federal Fund	99.5
Intermediate-Term Treasury Fund	99.6
Long-Term Treasury Fund	99.7
75

"Bloomberg®," Bloomberg U.S. 1–5 Year Treasury Bond Index, Bloomberg U.S. 1–5 Year Government Bond Index, Bloomberg U.S. 5–10 Year Treasury Bond Index, and Bloomberg U.S. Long Treasury Bond Index are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (BISL), the administrator of the index (collectively, Bloomberg), and have been licensed for use for certain purposes by The Vanguard Group, Inc. (Vanguard).
The U.S. Government Bond Funds are not sponsored, endorsed, sold or promoted by Bloomberg. Bloomberg does not make any representation or warranty, express or implied, to the owners of or counterparties to the U.S. Government Bond Funds or any member of the public regarding the advisability of investing in securities generally or in the U.S. Government Bond Funds particularly. The only relationship of Bloomberg to Vanguard is the licensing of certain trademarks, trade names and service marks and of the Bloomberg U.S. 1–5 Year Treasury Bond Index, Bloomberg U.S. 1–5 Year Government Bond Index, Bloomberg U.S. 5–10 Year Treasury Bond Index, and Bloomberg U.S. Long Treasury Bond Index (the Indices), which are determined, composed and calculated by BISL without regard to Vanguard or the U.S. Government Bond Funds. Bloomberg has no obligation to take the needs of Vanguard or the owners of the U.S. Government Bond Funds into consideration in determining, composing or calculating the Indices. Bloomberg is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the U.S. Government Bond Funds to be issued. Bloomberg shall not have any obligation or liability, including, without limitation, to U.S. Government Bond Funds customers, in connection with the administration, marketing or trading of the U.S. Government Bond Funds.
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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 210 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Member of the board of governors of the Investment Company Institute and the board of governors of FINRA.
Independent Trustees
Tara Bunch
Born in 1962. Trustee since November 2021. Principal occupation(s) during the past five years and other experience: head of global operations at Airbnb (2020–present). Vice president of AppleCare (2012–2020). Member of the advisory board of the University of California, Berkeley School of Engineering and the advisory board of Santa Clara University’s Leavey School of Business.
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Member of the board of directors of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, Roberts Wesleyan College, and the Rochester Philharmonic Orchestra. Trustee of the University of Rochester.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Director of the V Foundation. Member of the advisory council for the College of Arts and Letters at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial

1  Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: co-founder and managing partner (2022–present) of Grafton Street Partners (investment advisory firm). Chief investment officer (retired 2020) and vice president (retired 2020) of the University of Notre Dame. Chair of the board of Catholic Investment Services, Inc. (investment advisors). Member of the board of superintendence of the Institute for the Works of Religion, the Notre Dame 403(b) Investment Committee, and the board of directors of Paxos Trust Company (finance).
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer of Purposeful (advisory firm for CEOs and C-level executives; 2021–present). Board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Director of DuPont. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, and the NewYork-Presbyterian Hospital.
Lubos Pastor
Born in 1974. Trustee since January 2024. Principal occupation(s) during the past five years and other experience: Charles P. McQuaid Distinguished Service Professor of Finance (2023–present) at the University of Chicago Booth School of Business; Charles P. McQuaid Professor of Finance (2009–2023) at the University of Chicago Booth School of Business. Vice president (2024–present) and director (2021–2023) of the Executive Committee of the European Finance Association. Member of the board of the Fama-Miller Center for Research in Finance. Member of the Academic Advisory Board of the Center for Research in Security Prices (CRSP) and of the CRSP Index Advisory Council. Research associate at the National Bureau of Economic Research. Research fellow at the Centre for Economic Policy Research.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and partner of HighVista Strategies (private investment firm). Member of the board of RIT Capital Partners (investment firm).
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Colin W. Brown Distinguished Professor of the Practice of Law, Duke Law School (2021–present); Rubenstein Fellow, Duke University (2017–2020); Distinguished Fellow of the Global Financial Markets Center, Duke Law School (2020–2022); and Senior Fellow, Duke Center on Risk (2020–present). Partner of Kaya Partners (climate policy advisory services). Member of the board of directors of Arcadia (energy solution technology).
Grant Reid
Born in 1959. Trustee since July 2023. Principal occupation(s) during the past five years and other experience: senior operating partner (2023–present) of CVC Capital (alternative investment manager). Chief executive officer and president (2014–2022) and member of the board of directors (2015–2022) of Mars, Incorporated (multinational manufacturer). Member of the board of directors of Marriott International, Inc. Member of the board of the Sustainable Markets Initiative (environmental services). Chair of the Sustainable Markets Initiative’s Agribusiness Task Force.
David Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company. Trustee of Common Fund.
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth

College (2001–2013). Member of the BMW Group Mobility Council.
Executive Officers
Jacqueline Angell
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (November 2022–present) of Vanguard and of each of the investment companies served by Vanguard. Chief compliance officer (2018–2022) and deputy chief compliance officer (2017–2019) of State Street.
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–2022) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Special assistant to the President of the United States (2015).
Ashley Grim
Born in 1984. Principal occupation(s) during the past five years and other experience: treasurer (February 2022–present) of each of the investment companies served by Vanguard. Fund transfer agent controller (2019–2022) and director of Audit Services (2017–2019) at Vanguard. Senior manager (2015–2017) at PriceWaterhouseCoopers (audit and assurance, consulting, and tax services).
Jodi Miller
Born in 1980. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2022–present) of each of the investment companies served by Vanguard. Head of Enterprise Investment Services (2020–present), head of Retail Client Services and Operations (2020–2022), and head of Retail Strategic Support (2018–2020) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express. Nonexecutive director (2022–present) of the board of National Grid (energy).
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Amma Boateng	Karin A. Risi
Joseph Brennan	Anne E. Robinson
Mortimer J. Buckley	Michael Rollings
Gregory Davis	Nitin Tandon
John James	Lauren Valente
Chris D. Mclsaac

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This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
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© 2024 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q320 032024

Annual Report   |   January 31, 2024
Vanguard Corporate Bond Funds
Vanguard Short-Term Investment-Grade Fund
Vanguard Intermediate-Term Investment-Grade Fund
Vanguard Long-Term Investment-Grade Fund
See the inside front cover for important information about your fund’s annual and semiannual shareholder reports.

Important information about shareholder reports
Beginning in July 2024, amendments adopted by the Securities and Exchange Commission will substantially impact the design, content, and transmission of shareholder reports. Shareholder reports will provide key fund information in a clear and concise format and must be mailed to each shareholder that has not elected to receive the reports electronically. Financial statements will no longer be included in the shareholder report but will be available at vanguard.com, can be mailed upon request, or can be accessed on the SEC’s website at www.sec.gov.
You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this report or by logging on to vanguard.com.
Contents
Your Fund’s Performance at a Glance	1
Advisors' Report	2
About Your Fund’s Expenses	5
Short-Term Investment-Grade Fund	7
Intermediate-Term Investment-Grade Fund	48
Long-Term Investment-Grade Fund	84
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance
•	For the 12 months ended January 31, 2024, the returns of the funds in this report ranged from 1.21% for Investor Shares of Vanguard Long-Term Investment-Grade Fund to 4.93% for Institutional Shares of Vanguard Short-Term Investment-Grade Fund. Fund results compared to those of their benchmarks were mixed.
•	With inflation continuing to ease, the Federal Reserve slowed and eventually stopped hiking interest rates. Economic growth, the labor market, and consumer spending proved resilient, but the prospect of rates remaining high for an extended period spurred volatility at times. U.S. bonds rallied toward the end of 2023 as sentiment improved amid market expectations for rate cuts in 2024.
•	With yields rising and prices falling, investment-grade U.S. bonds overall returned 2.23%, as measured by the Bloomberg U.S. Aggregate Float-Adjusted Index.
•	For the Short-Term Fund and Vanguard Intermediate-Term Investment-Grade Fund, security selection, notably within the banking sector, helped relative performance. Treasury holdings detracted.
•	In the Long-Term Fund, security selection benefited relative results, while sector positioning detracted.
Market Barometer
Average Annual Total Returns Periods Ended January 31, 2024
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	20.23%	9.78%	13.99%
Russell 2000 Index (Small-caps)	2.40	-0.76	6.80
Russell 3000 Index (Broad U.S. market)	19.15	9.10	13.53
FTSE All-World ex US Index (International)	6.29	1.57	5.77
Bonds
Bloomberg U.S. Aggregate Float Adjusted Index (Broad taxable market)	2.23%	-3.15%	0.90%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	2.90	-0.78	2.00
FTSE Three-Month U.S. Treasury Bill Index	5.36	2.40	1.96
CPI
Consumer Price Index	3.09%	5.64%	4.15%

Advisors’ Report
Vanguard Fixed Income Group
For the Short-, Intermediate-, and Long-Term Investment-Grade Funds
For the 12 months ended January 31, 2024, Vanguard Short-Term Investment-Grade Fund returned 4.90% and Vanguard Intermediate-Term Investment-Grade Fund returned 4.54%. (All returns and yields cited are for the funds’ Admiral Shares.) The Short-Term Investment-Grade Fund finished ahead of its benchmark index, which returned 4.78%, and the Intermediate-Term Investment-Grade Fund finished very close to its benchmark index, which returned 4.50%.
We were also managing roughly 15% of the assets of Vanguard Long-Term Investment-Grade Fund as of the end of the period. That fund returned 1.31%; its benchmark index returned 1.35%.
Each fund’s 30-day SEC yield rose over the 12 months. It climbed 0.22 percentage points to 4.89% for the Short-Term Fund, 0.19 percentage points to 5.00% for the Intermediate-Term Fund, and 0.35 percentage points to 5.08% for the Long-Term Fund.
Investment environment
For much of the period, concerns about inflation and whether policymakers’ efforts to rein it in might spur a global recession were top of mind for many investors.
Early on, the pace of consumer price increases continued to cool; the increases, however, broadened out beyond goods to include services, which felt the effects of tight labor markets. Slow progress on the inflation front led central banks, including the Federal Reserve, the European Central Bank, and the Bank of England, to continue raising interest rates, albeit through less-aggressive hikes than at times in 2022.
Toward the end of 2023, signs of inflation moderating and a growing belief that the Fed may have come to the end of its rate-hiking cycle contributed to a strong rally in both stocks and bonds.
Bond yields experienced volatility during the 12 months. The bellwether 10-year U.S. Treasury yield began the period at around 3.5%. It surged in early March and again in the fall when the markets were anticipating rates to stay higher for longer; it fell in the later part of March on stress in the banking sector, and again toward the end of 2023 as the Fed pivoted from a tight monetary policy stance to signaling rate cuts in 2024. It finished the period at around 3.9%.
The broad U.S. investment-grade bond market returned 2.23% for the 12-month period, according to the Bloomberg U.S. Aggregate Float Adjusted Index. With the odds of a global recession falling and resilience seen in both the job market and consumer spending, the average yield of corporate bonds over Treasuries narrowed during the period, leading them to return significantly more than that.
Corporate issuance was strong at the short end of the market as companies hoped to avoid locking in high interest rates for the long term. While that part of the market cheapened up, demand from insurance companies and pension funds supported the long end.
Management of the funds
The funds were conservatively positioned before the turmoil in the banking sector in March that included the shuttering of some regional banks. Thus, when spreads widened and the market cheapened up, we added bank debt to the portfolios, especially debt of regional banks that we believed had very sound fundamentals. This approach helped relative performance of the Short-Term Investment-Grade Fund in particular.
Another positive: taking on attractively valued, high-quality credit risk midyear, when we believed the Fed was probably at or near the end of its rate-hiking cycle. That move paid off as credit spreads then tightened significantly near the end of 2023.
For the Short-Term Investment-Grade Fund and the Intermediate-Term Investment-Grade Fund, an allocation to nominal Treasuries for liquidity purposes detracted slightly as those securities underperformed credit.
For our portion of the Long-Term Investment-Grade Fund, our overall allocation to credit and selection within investment grade securities added value, while selection within emerging market bonds and duration positioning detracted.
Outlook
Although some market participants are counting on a Goldilocks scenario in which inflation moderates without a slowdown in the economy, we see that as unlikely for several reasons. Even without further interest rate increases, the tightening in monetary policy that has already occurred will continue working its way through the financial system. There’s a risk that wage gains could contribute to inflation remaining sticky and above target, and
Yields of U.S. Treasury Securities
Maturity	January 31, 2023	January 31, 2024
2 years	4.20%	4.21%
5 years	3.62	3.84
10 years	3.51	3.91
30 years	3.63	4.71
Source: Vanguard.

consumers have been spending down the savings they accumulated during the pandemic.
We therefore continue to expect a mild recession in the U.S. in late 2024, which will eventually bring inflation closer to the Fed’s 2% target. And while the Fed may start cutting interest rates later this year, rates are likely to remain, for some time, well above the low levels we have become accustomed to since the global financial crisis.
If the shallow recession we are expecting materializes, it will likely bring greater dispersion between issuers in the credit sector and therefore more opportunities for us to add value through bottom-up security selection.
Whatever the markets may bring, our experienced global team of portfolio managers, traders, and credit analysts will continue to seek out attractive opportunities to produce competitive returns for our investors.
Portfolio Managers:
Daniel Shaykevich, Principal
Arvind Narayanan, CFA, Principal
February 13, 2024
Wellington Management Company llp
For the Long-Term Investment-Grade Fund
Vanguard Long-Term Investment Grade Fund returned 1.21% for Investor Shares and 1.31% for Admiral Shares for the 12 months ended January 31, 2024. It underperformed the 1.35% return of its benchmark, the Bloomberg U.S. Long Credit A or Better Bond Index.
The portion of the Long-Term Investment-Grade Fund that we manage (the “portfolio”) invests primarily in corporate bonds with 10 to 30 years until maturity. The portfolio’s returns are influenced by the direction of interest rates and by economic conditions that affect the creditworthiness of corporate bond issuers.
Investment environment
During the fiscal year, fixed income markets generated positive total returns despite elevated interest rate volatility over most of the period. Corporate bonds outperformed government bonds, benefiting from their coupon advantage and spread tightening, particularly later in the period. Despite turmoil in the banking sector earlier in the period and fears that fiscal tightening would lead to a deep recession, market concerns eventually abated.
Economic data remained resilient during much of the period, though it increasingly diverged across regions. Inflation decelerated, but still remained at levels above central bank targets. Wages stayed elevated; U.S. labor market strength persisted; and consumer spending remained robust. During the first half of the fiscal year, the U.S. Federal Reserve continued along its rate hiking path; then, as evidence mounted of moderating inflation pressures, the Fed shifted to a more accommodative policy stance.
The portfolio’s successes
In aggregate, security selection benefited relative results, most notably in the communications and electric utility sectors. An underweight to the consumer noncyclical sector and an overweight to banking also helped relative performance.
The portfolio’s shortfalls
Overall, sector positioning detracted from relative results, most notably from an underweight to the insurance sector and a modest exposure to commercial mortgage-backed securities. Security selection within the banking sector also hurt relative performance.
Outlook
We expect robust demand for investment-grade credit to persist, given attractive all-in yields and strong corporate balance sheets. We maintain a slightly-above-average risk profile overall compared with the benchmark, and we are finding attractive, idiosyncratic opportunities in BBB-rated bonds.
We believe that U.S. economic growth will slow, driven by lower consumer and government spending while manufacturing and housing find a bottom. Consumers are drawing down excess savings—although this factor is currently being mitigated by still-low unemployment and wage growth. We expect consumer spending to be less sensitive to higher interest rates than in the past, given that most homeowners have locked in low-rate mortgages. Although we are cognizant that there will still be a lagged effect, we are also aware that this effect could be delayed this cycle if strong employment numbers persist.
Corporate fundamentals are expected to deteriorate at the margin, albeit from a strong starting point, with margins coming under pressure as recent strength in pricing power subsides. We do not anticipate a heightened risk of material downgrades, although weaker credits will likely experience reduced access to financing, which could make that cohort more susceptible to them. Companies should be able to moderately deleverage through earnings growth in this higher-yield environment, which, we believe, will provide structural support for credit markets.
Spreads at the intermediate segment of the yield curve versus the long end are wider than they have been historically. We expect a supportive technical backdrop due to expected light supply, buoyed further by attractive all-in yields. With pension funded ratios hovering around 100%, we expect to see an increasing number of corporate defined-benefit plans de-risk from return-seeking allocations into liability-hedging allocations. We expect bouts of market volatility will generate greater idiosyncratic dispersion and we remain focused on identifying inefficiencies in the pricing of risk.
Scott I. St. John, CFA,
Senior Managing Director
and Fixed Income Portfolio Manager
February 10, 2024

About Your Fund’s Expenses
As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.
A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your fund’s costs in two ways:
•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.
Six Months Ended January 31, 2024
	Beginning Account Value 7/31/2023	Ending Account Value 1/31/2024	Expenses Paid During Period
Based on Actual Fund Return
Short-Term Investment-Grade Fund
Investor Shares	$1,000.00	$1,039.90	$1.03
Admiral™ Shares	1,000.00	1,040.40	0.51
Institutional Shares	1,000.00	1,040.60	0.36
Intermediate-Term Investment-Grade Fund
Investor Shares	$1,000.00	$1,046.80	$1.03
Admiral Shares	1,000.00	1,047.30	0.52
Long-Term Investment-Grade Fund
Investor Shares	$1,000.00	$1,037.80	$1.08
Admiral Shares	1,000.00	1,038.30	0.57

Six Months Ended January 31, 2024
	Beginning Account Value 7/31/2023	Ending Account Value 1/31/2024	Expenses Paid During Period
Based on Hypothetical 5% Yearly Return
Short-Term Investment-Grade Fund
Investor Shares	$1,000.00	$1,024.20	$1.02
Admiral Shares	1,000.00	1,024.70	0.51
Institutional Shares	1,000.00	1,024.85	0.36
Intermediate-Term Investment-Grade Fund
Investor Shares	$1,000.00	$1,024.20	$1.02
Admiral Shares	1,000.00	1,024.70	0.51
Long-Term Investment-Grade Fund
Investor Shares	$1,000.00	$1,024.15	$1.07
Admiral Shares	1,000.00	1,024.65	0.56
The calculations are based on expenses incurred in the most recent six-month period. The funds' annualized six-month expense ratios for that period are: for the Short-Term Investment-Grade Fund, 0.20% for Investor Shares, 0.10% for Admiral Shares and 0.07% for Institutional Shares; for the Intermediate-Term Investment-Grade Fund, 0.20% for Investor Shares and 0.10% for Admiral Shares; and for the Long-Term Investment-Grade Fund, 0.21% for Investor Shares and 0.11% for Admiral Shares. The dollar amounts shown as “Expenses Paid" are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

Short-Term Investment-Grade Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: January 31, 2014, Through January 31, 2024
Initial Investment of $10,000
		Average Annual Total Returns Periods Ended January 31, 2024
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Short-Term Investment-Grade Fund Investor Shares	4.79%	1.94%	1.84%	$11,996
Bloomberg U.S. 1-5 Year Credit Bond Index	4.78	2.08	1.99	12,174
Bloomberg U.S. Aggregate Bond Index	2.10	0.83	1.63	11,758

	One Year	Five Years	Ten Years	Final Value of a $50,000 Investment
Short-Term Investment-Grade Fund Admiral Shares	4.90%	2.04%	1.94%	$60,579
Bloomberg U.S. 1-5 Year Credit Bond Index	4.78	2.08	1.99	60,868
Bloomberg U.S. Aggregate Bond Index	2.10	0.83	1.63	58,788

	One Year	Five Years	Ten Years	Final Value of a $5,000,000 Investment
Short-Term Investment-Grade Fund Institutional Shares	4.93%	2.07%	1.97%	$6,076,034
Bloomberg U.S. 1-5 Year Credit Bond Index	4.78	2.08	1.99	6,086,769
Bloomberg U.S. Aggregate Bond Index	2.10	0.83	1.63	5,878,799
See Financial Highlights for dividend and capital gains information.

Short-Term Investment-Grade Fund
Fund Allocation
As of January 31, 2024
Asset-Backed/Commercial Mortgage-Backed Securities	3.1%
Corporate Bonds - Communications	7.3
Corporate Bonds - Consumer Discretionary	6.3
Corporate Bonds - Consumer Staples	4.7
Corporate Bonds - Energy	6.7
Corporate Bonds - Financials	29.7
Corporate Bonds - Health Care	8.3
Corporate Bonds - Industrials	7.0
Corporate Bonds - Materials	2.6
Corporate Bonds - Real Estate	4.3
Corporate Bonds - Technology	5.1
Corporate Bonds - Utilities	6.5
Floating Rate Loan Interests	0.3
Sovereign Bonds	1.8
Taxable Municipal Bonds	0.1
U.S. Government and Agency Obligations	6.2
The table reflects the fund’s investments, except for short-term investments and derivatives. The agency and mortgage-backed securities may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Short-Term Investment-Grade Fund
Financial Statements
Schedule of Investments
As of January 31, 2024
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
U.S. Government and Agency Obligations (6.1%)
U.S. Government Securities (6.1%)
	United States Treasury Note/Bond	0.250%	6/30/25	85,956	81,040
	United States Treasury Note/Bond	4.750%	7/31/25	128,610	129,213
	United States Treasury Note/Bond	0.250%	10/31/25	59,401	55,373
[1,2]	United States Treasury Note/Bond	0.375%	11/30/25	76,018	70,839
	United States Treasury Note/Bond	4.000%	12/15/25	100,000	99,516
	United States Treasury Note/Bond	0.375%	1/31/26	216,269	200,488
	United States Treasury Note/Bond	0.500%	2/28/26	372,425	345,192
	United States Treasury Note/Bond	0.750%	3/31/26	203,000	188,854
	United States Treasury Note/Bond	3.750%	4/15/26	244,646	242,505
	United States Treasury Note/Bond	3.625%	5/15/26	126,578	125,173
	United States Treasury Note/Bond	2.125%	5/31/26	160,000	152,950
	United States Treasury Note/Bond	4.375%	8/15/26	63,798	64,237
	United States Treasury Note/Bond	4.000%	1/15/27	215,000	214,933
	United States Treasury Note/Bond	1.875%	2/28/27	93,643	87,922
	United States Treasury Note/Bond	2.625%	5/31/27	275,000	263,484
	United States Treasury Note/Bond	3.250%	6/30/27	40,000	39,100
[1]	United States Treasury Note/Bond	2.750%	7/31/27	170,130	163,431
	United States Treasury Note/Bond	3.875%	11/30/27	14,616	14,580
	United States Treasury Note/Bond	3.875%	12/31/27	205	205
	United States Treasury Note/Bond	0.750%	1/31/28	50,286	44,432
	United States Treasury Note/Bond	1.250%	3/31/28	93,938	84,397
	United States Treasury Note/Bond	2.875%	5/15/28	70,000	67,156
	United States Treasury Note/Bond	1.250%	5/31/28	32,898	29,444
	United States Treasury Note/Bond	1.250%	6/30/28	135,819	121,346
	United States Treasury Note/Bond	1.000%	7/31/28	78,784	69,428
	United States Treasury Note/Bond	1.125%	8/31/28	44,865	39,699
	United States Treasury Note/Bond	1.250%	9/30/28	90,942	80,768
	United States Treasury Note/Bond	1.500%	11/30/28	120,000	107,456
	United States Treasury Note/Bond	1.375%	12/31/28	88,564	78,711
Total U.S. Government and Agency Obligations (Cost $3,311,240)					3,261,872
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Asset-Backed/Commercial Mortgage-Backed Securities (3.1%)
[3,4]	Ally Auto Receivables Trust Class B Series 2023-1	5.760%	1/15/29	6,240	6,359
[3,4]	Ally Auto Receivables Trust Class C Series 2023-1	5.960%	3/15/29	5,013	5,074
[3,4]	Ally Auto Receivables Trust Class D Series 2023-1	6.740%	4/15/34	3,260	3,281
[3,4]	Ally Auto Receivables Trust Class D Series 2023-A	7.330%	1/17/34	3,460	3,530
[3,4]	American Homes 4 Rent Trust Class A Series 2014-SFR2	3.786%	10/17/36	11,229	11,073
[3,4]	American Homes 4 Rent Trust Class A Series 2015-SFR2	3.732%	10/17/52	3,074	2,996
[3,4]	American Homes 4 Rent Trust Class B Series 2014-SFR2	4.290%	10/17/36	3,360	3,319
[3,4]	American Homes 4 Rent Trust Class B Series 2015-SFR2	4.295%	10/17/52	2,830	2,773
[4]	Americredit Automobile Receivables Trust Class C Series 2023-2	6.000%	7/18/29	10,250	10,487
[3,4]	Avis Budget Rental Car Funding AESOP LLC Class A Series 2021-2A	1.660%	2/20/28	2,660	2,412
[3,4]	Avis Budget Rental Car Funding AESOP LLC Class A Series 2023-5A	5.780%	4/20/28	7,030	7,156
[3,4]	Avis Budget Rental Car Funding AESOP LLC Class A Series 2023-7A	5.900%	8/21/28	2,580	2,635
[3,4]	Avis Budget Rental Car Funding AESOP LLC Class A Series 2023-8A	6.020%	2/20/30	12,710	13,223
[3,4]	Avis Budget Rental Car Funding AESOP LLC Class A Series 2024-1A	5.360%	6/20/30	24,490	24,768
[3,4]	Avis Budget Rental Car Funding AESOP LLC Class B Series 2024-1A	5.850%	6/20/30	5,960	6,019
[3,4]	Avis Budget Rental Car Funding AESOP LLC Class C Series 2022-5A	9.270%	4/20/27	3,070	3,174
[3,4]	Avis Budget Rental Car Funding AESOP LLC Class C Series 2023-1A	8.700%	4/20/29	5,100	5,112
[3,4]	Avis Budget Rental Car Funding AESOP LLC Class C Series 2023-2A	8.550%	10/20/27	1,480	1,482
[3,4]	Avis Budget Rental Car Funding AESOP LLC Class C Series 2024-1A	6.480%	6/20/30	4,490	4,529
[4]	BA Credit Card Trust Class A2 Series 2023-A2	4.980%	11/15/28	81,270	82,188
[4,5]	Banc of America Commercial Mortgage Trust Class C Series 2015-UBS7	4.343%	9/15/48	1,600	1,242

Short-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[4,5]	Banc of America Funding Trust Class 2A2 Series 2006-H	4.653%	9/20/46	2,671	2,135
[4]	BANK Class A4 Series 2017-BNK4	3.625%	5/15/50	3,890	3,667
[4]	BANK Class A4 Series 2017-BNK7	3.175%	9/15/60	830	774
[4]	BANK Class A4 Series 2017-BNK8	3.488%	11/15/50	5,500	5,041
[4]	BANK Class A5 Series 2017-BNK7	3.435%	9/15/60	3,120	2,957
[3,4]	Bank of America Auto Trust Class A4 Series 2023-1A	5.390%	7/16/29	3,450	3,495
[4]	Bank of America Merrill Lynch Commercial Mortgage Trust Class A4 Series 2017-BNK3	3.574%	2/15/50	4,760	4,551
[4]	BBCMS Mortgage Trust Class A1 Series 2022-C16	4.021%	6/15/55	6,376	6,197
[4,5]	BBCMS Mortgage Trust Class A3 Series 2023-5C23	6.675%	12/15/56	1,030	1,106
[4,5]	Bear Stearns ARM Trust Class 1A1 Series 2007-3	3.877%	5/25/47	3,823	3,373
[4,5]	Bear Stearns ARM Trust Class 2A1 Series 2006-4	4.419%	10/25/36	4,229	3,690
[4]	Benchmark Mortgage Trust Class A4 Series 2018-B8	3.963%	1/15/52	2,620	2,474
[4,5]	Benchmark Mortgage Trust Class A5 Series 2018-B1	3.666%	1/15/51	6,333	5,939
[4,6]	BMO Mortgage Trust Class A3 Series 2024-5C3	5.739%	2/15/57	17,260	17,883
[3,4,5]	BPR Trust Class A Series 2023-BRK2	6.899%	11/5/28	4,500	4,749
[4]	Capital One Prime Auto Receivables Trust Class A4 Series 2022-2	3.690%	12/15/27	13,160	12,780
[4]	Capital One Prime Auto Receivables Trust Class A4 Series 2023-1	4.760%	8/15/28	5,010	4,989
[4]	CarMax Auto Owner Trust Class A4 Series 2023-1	4.650%	1/16/29	6,400	6,350
[4]	CarMax Auto Owner Trust Class C Series 2020-4	1.300%	8/17/26	6,190	5,969
[4]	Carvana Auto Receivables Trust Class A4 Series 2021-P3	1.030%	6/10/27	9,760	9,014
[3,4]	CCG Receivables Trust Class A2 Series 2023-2	6.280%	4/14/32	3,110	3,163
[4]	CD Mortgage Trust Class A3 Series 2018-CD7	4.013%	8/15/51	6,365	6,051
[4]	CD Mortgage Trust Class A4 Series 2016-CD1	2.724%	8/10/49	3,650	3,353
[4]	CD Mortgage Trust Class A4 Series 2017-CD3	3.631%	2/10/50	5,355	4,917
[4,5]	CD Mortgage Trust Class A4 Series 2017-CD4	3.514%	5/10/50	7,020	6,573
[4,5]	CD Mortgage Trust Class AM Series 2017-CD6	3.709%	11/13/50	2,840	2,543
[4,5]	CD Mortgage Trust Class AS Series 2017-CD5	3.684%	8/15/50	2,092	1,920
[4,5]	CD Mortgage Trust Class C Series 2016-CD1	3.631%	8/10/49	3,319	2,191
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[4,5]	CD Mortgage Trust Class C Series 2018-CD7	4.843%	8/15/51	2,830	2,233
[4]	CFCRE Commercial Mortgage Trust Class A4 Series 2016-C4	3.283%	5/10/58	5,064	4,734
[4]	Chase Issuance Trust Class A Series 2024-A2	4.630%	1/15/31	40,980	41,330
[4,5]	CHL Mortgage Class 1A1 Series 2006-HYB1 Pass-Through Trust	4.271%	3/20/36	2,624	2,332
[4,5]	CHL Mortgage Class 3A1 Series 2007-HYB2 Pass-Through Trust	4.159%	2/25/47	3,010	2,530
[4]	Citibank Credit Card Issuance Trust Class A1 Series 2023-A1	5.230%	12/8/27	17,460	17,616
[4]	Citigroup Commercial Mortgage Trust Class A3 Series 2017-P8	3.203%	9/15/50	2,641	2,487
[4]	Citigroup Commercial Mortgage Trust Class A4 Series 2015-GC31	3.762%	6/10/48	6,298	6,096
[4]	Citigroup Commercial Mortgage Trust Class A4 Series 2016-GC36	3.349%	2/10/49	5,412	5,196
[4]	Citigroup Commercial Mortgage Trust Class A4 Series 2017-C4	3.471%	10/12/50	4,800	4,539
[4,5]	Citigroup Commercial Mortgage Trust Class A4 Series 2018-C5	4.228%	6/10/51	4,260	4,085
[4]	Citigroup Commercial Mortgage Trust Class B Series 2017-P8	4.192%	9/15/50	3,800	3,230
[4,5]	Citigroup Commercial Mortgage Trust Class C Series 2015-GC33	4.574%	9/10/58	4,000	3,109
[4,5]	Citigroup Commercial Mortgage Trust Class C Series 2017-P8	4.257%	9/15/50	2,160	1,663
[4,5]	Citigroup Mortgage Loan Trust Class 2A1A Series 2007-AR8	4.504%	7/25/37	191	161
[3,4]	Citizens Auto Receivables Trust Class A4 Series 2024-1	5.030%	10/15/30	3,630	3,637
[4]	CNH Equipment Trust Class A3 Series 2022-B	3.890%	8/16/27	8,260	8,124
[4]	CNH Equipment Trust Class A4 Series 2022-B	3.910%	3/15/28	4,270	4,153
[3,4]	COMM Mortgage Trust Class B Series 2013-CR6	3.397%	3/10/46	1,106	1,057
[4]	CSAIL Commercial Mortgage Trust Class A5 Series 2016-C7	3.502%	11/15/49	5,173	4,888
[4,5]	CSAIL Commercial Mortgage Trust Class C Series 2015-C3	4.351%	8/15/48	4,400	3,403
[4]	DBJPM Mortgage Trust Class A5 Series 2017-C6	3.328%	6/10/50	3,540	3,309
[3,4]	DLLAA LLC Class A4 Series 2023-1A	5.730%	10/20/31	2,730	2,783
[3,4]	DLLAD LLC Class A3 Series 2023-1A	5.640%	2/22/28	4,820	4,911
[3,4]	DLLST LLC Class A4 Series 2024-1A	4.930%	4/22/30	1,120	1,119
[3,4,5]	Edsouth Indenture No. 9 LLC Class A Series 2015-1, SOFR30A + 0.914%	6.252%	10/25/56	6,170	6,158

Short-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[3,4]	EDvestinU Private Education Loan Issue No. 1 LLC Class A Series 2019-A	3.580%	11/25/38	2,598	2,514
[3,4]	Enterprise Fleet Financing LLC Class A3 Series 2023-3	6.410%	6/20/30	2,500	2,578
[3,4,5,7]	Fannie Mae Connecticut Avenue Securities Trust Class 1M1 Series 2023-R06, SOFR30A + 1.700%	7.037%	7/25/43	2,553	2,580
[3,4,5,7]	Fannie Mae Connecticut Avenue Securities Trust Class 1M1 Series 2023-R08, SOFR30A + 1.500%	6.845%	10/25/43	4,231	4,251
[3,4,5,7]	Fannie Mae Connecticut Avenue Securities Trust Class 1M1 Series 2024-R01, SOFR30A + 1.050%	6.395%	1/25/44	31,020	31,052
[3,4,5,7]	Fannie Mae Connecticut Avenue Securities Trust Class 2M1 Series 2023-R07, SOFR30A + 1.950%	7.287%	9/25/43	9,405	9,507
[4,5]	First Horizon Mortgage Pass-Through Trust Class 1A1 Series 2006-AR3	4.022%	11/25/36	1,559	1,007
[4,5]	First Horizon Mortgage Pass-Through Trust Class 1A1 Series 2006-AR4	4.682%	1/25/37	2,993	1,608
[4]	First National Master Note Trust Class A Series 2023-2	5.770%	9/15/29	3,900	3,989
[4,5]	Five Mortgage Trust Class A3 Series 2023-V1	5.668%	2/10/56	850	871
[4]	Ford Credit Auto Lease Trust Class B Series 2023-B	6.200%	2/15/27	7,390	7,475
[4]	Ford Credit Auto Lease Trust Class B Series 2024-A	5.290%	6/15/27	4,100	4,107
[4]	Ford Credit Auto Lease Trust Class C Series 2023-B	6.430%	4/15/27	10,240	10,436
[3,4]	Ford Credit Auto Owner Trust Class A Series 2023-1	4.850%	8/15/35	32,740	32,933
[4]	Ford Credit Auto Owner Trust Class A4 Series 2022-D	5.300%	3/15/28	6,810	6,870
[3,4]	Ford Credit Auto Owner Trust Class B Series 2020-2	1.490%	4/15/33	6,100	5,700
[4]	Ford Credit Auto Owner Trust Class B Series 2023-C	5.930%	8/15/29	11,230	11,612
[3,4]	Ford Credit Auto Owner Trust Class C Series 2020-1	2.540%	8/15/31	7,484	7,267
[4]	Ford Credit Auto Owner Trust Class C Series 2020-C	1.040%	5/15/28	4,930	4,733
[3,4]	Ford Credit Auto Owner Trust Class C Series 2021-1	1.910%	10/17/33	6,400	5,849
[4]	Ford Credit Auto Owner Trust Class C Series 2023-C	6.370%	5/15/31	12,460	12,938
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[3,4]	Ford Credit Floorplan Master Owner Trust Class A1 Series 2023-1	4.920%	5/15/28	15,430	15,466
[3,4,5,7]	Freddie Mac STACR REMICS Trust Class A1 Series 2023-HQA3, SOFR30A + 1.850%	7.187%	11/25/43	4,311	4,381
[3,4,5,7]	Freddie Mac STACR REMICS Trust Class M1 Series 2023-HQA3, SOFR30A + 1.850%	7.195%	11/25/43	3,095	3,125
[3,4,5,7]	Freddie Mac STACR REMICS Trust Class M1A Series 2022-HQA1, SOFR30A + 2.100%	7.437%	3/25/42	2,784	2,816
[4]	GM Financial Automobile Leasing Trust Class B Series 2023-3	5.880%	8/20/27	4,600	4,636
[4]	GM Financial Consumer Automobile Receivables Trust Class A3 Series 2023-1	4.660%	2/16/28	13,150	13,096
[4]	GM Financial Consumer Automobile Receivables Trust Class A4 Series 2021-4	0.990%	10/18/27	11,410	10,633
[4]	GM Financial Consumer Automobile Receivables Trust Class A4 Series 2022-3	3.710%	12/16/27	15,490	15,099
[4]	GM Financial Consumer Automobile Receivables Trust Class A4 Series 2022-4	4.880%	8/16/28	6,220	6,213
[4]	GM Financial Consumer Automobile Receivables Trust Class A4 Series 2023-1	4.590%	7/17/28	860	854
[4]	GM Financial Consumer Automobile Receivables Trust Class B Series 2021-1	0.750%	5/17/27	3,250	3,115
[4]	GM Financial Consumer Automobile Receivables Trust Class B Series 2021-2	1.090%	12/16/26	7,270	6,896
[4]	GM Financial Consumer Automobile Receivables Trust Class B Series 2024-1	5.160%	8/16/29	2,320	2,333
[4]	GM Financial Consumer Automobile Receivables Trust Class C Series 2023-1	5.320%	10/16/28	3,540	3,551
[3,4]	GM Financial Revolving Receivables Trust Class A Series 2023-1	5.120%	4/11/35	9,005	9,106
[3,4]	GM Financial Revolving Receivables Trust Class A Series 2023-2	5.770%	8/11/36	9,980	10,444
[3,4]	GM Financial Revolving Receivables Trust Class B Series 2021-1	1.490%	6/12/34	1,870	1,710
[3,4]	GM Financial Revolving Receivables Trust Class B Series 2023-2	6.210%	8/11/36	3,940	4,102
[3,4]	GM Financial Revolving Receivables Trust Class C Series 2021-1	1.670%	6/12/34	3,380	3,083
[4,5]	GMACM Mortgage Loan Trust Class 3A1 Series 2005-AR6	4.264%	11/19/35	412	349

Short-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[3,4]	GMF Floorplan Owner Revolving Trust Class A Series 2023-2	5.340%	6/15/30	7,830	7,993
[3,4]	Golden Credit Card Trust Class A Series 2021-1A	1.140%	8/15/28	31,290	28,503
[3,4]	GreatAmerica Leasing Receivables Clas A4, Series 2024-1	5.080%	12/16/30	5,005	5,031
[4]	GS Mortgage Securities Trust Class A3 Series 2017-GS6	3.433%	5/10/50	2,501	2,321
[4]	GS Mortgage Securities Trust Class A4 Series 2015-GC32	3.764%	7/10/48	9,121	8,877
[4,5]	GS Mortgage Securities Trust Class A4 Series 2018-GS9	3.992%	3/10/51	4,990	4,642
[4,5]	GS Mortgage Securities Trust Class A5 Series 2018-GS10	4.155%	7/10/51	3,865	3,633
[4]	GS Mortgage Securities Trust Class AS Series 2014-GC20	4.258%	4/10/47	1,410	1,401
[4,5]	GS Mortgage Securities Trust Class C Series 2014-GC24	4.518%	9/10/47	17,556	13,960
[4,5]	GS Mortgage Securities Trust Class C Series 2015-GC34	4.637%	10/10/48	3,980	2,903
[3,4]	Hertz Vehicle Financing III LLC Class A Series 2022-1A	1.990%	6/25/26	11,420	10,986
[3,4]	Hertz Vehicle Financing III LLC Class A Series 2023-3A	5.940%	2/25/28	6,300	6,417
[3,4]	Hertz Vehicle Financing III LLC Class C Series 2022-1A	2.630%	6/25/26	4,980	4,747
[3,4]	Hertz Vehicle Financing III LLC Class C Series 2022-3A	4.350%	3/25/25	1,120	1,118
[3,4]	Hertz Vehicle Financing LLC Class A Series 2022-2A	2.330%	6/26/28	6,630	6,052
[4]	Honda Auto Receivables Owner Trust Class A4 Series 2022-2	3.760%	12/18/28	4,760	4,660
[4]	Honda Auto Receivables Owner Trust Class A4 Series 2023-1	4.970%	6/21/29	7,510	7,541
[3,4]	HPEFS Equipment Trust Class C Series 2024-1	5.330%	5/20/31	6,030	6,044
[3,4]	HPEFS Equipment Trust Class D Series 2024-1	5.820%	11/20/31	7,510	7,541
[3,4]	Hyundai Auto Lease Securitization Trust Class B Series 2024-A	5.350%	5/15/28	13,360	13,403
[4]	Hyundai Auto Receivables Trust Class A4 Series 2021-C	1.030%	12/15/27	13,120	12,352
[4]	Hyundai Auto Receivables Trust Class A4 Series 2022-B	3.800%	8/15/28	15,460	15,117
[4]	Hyundai Auto Receivables Trust Class B Series 2020-C	0.810%	11/16/26	8,220	7,881
[4]	Hyundai Auto Receivables Trust Class B Series 2021-A	1.090%	5/17/27	8,510	8,064
[4]	Hyundai Auto Receivables Trust Class B Series 2021-B	0.910%	2/16/27	7,900	7,360
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[4]	Hyundai Auto Receivables Trust Class B Series 2023-C	6.010%	12/17/29	13,890	14,325
[4]	Hyundai Auto Receivables Trust Class C Series 2020-C	1.080%	12/15/27	7,250	6,908
[4]	John Deere Owner Trust Class A4 Series 2023-A	5.010%	12/17/29	12,389	12,481
[3,4,5]	JP Morgan Chase Commercial Mortgage Securities Trust Class D Series 2010-C2	5.583%	11/15/43	641	587
[4]	JPMBB Commercial Mortgage Securities Trust Class A4 Series 2014-C21	3.493%	8/15/47	1,325	1,319
[4]	JPMBB Commercial Mortgage Securities Trust Class A5 Series 2015-C32	3.598%	11/15/48	7,642	7,283
[4]	JPMCC Commercial Mortgage Securities Trust Class A4 Series 2017-JP6	3.224%	7/15/50	6,030	5,618
[4]	JPMCC Commercial Mortgage Securities Trust Class A5 Series 2017-JP5	3.723%	3/15/50	5,970	5,673
[4]	JPMDB Commercial Mortgage Securities Trust Class A4 Series 2018-C8	4.211%	6/15/51	4,000	3,769
[4]	JPMDB Commercial Mortgage Securities Trust Class A5 Series 2017-C7	3.409%	10/15/50	5,693	5,252
[3,4]	Kubota Credit Owner Trust Class A4 Series 2023-1A	5.070%	2/15/29	3,730	3,753
[3,4]	Laurel Road Prime Student Loan Trust Class A2B Series 2017-C	2.810%	11/25/42	110	110
[3,4]	Laurel Road Prime Student Loan Trust Class A2FX Series 2018-B	3.540%	5/26/43	442	439
[3,4]	Master Credit Card Trust II Class A Series 2023-1A	4.700%	6/21/27	8,560	8,535
[4,5]	MASTR Adjustable Rate Mortgages Trust Class 5A1 Series 2004-3	5.091%	4/25/34	24	23
[4]	Mercedes-Benz Auto Receivables Trust Class A4 Series 2022-1	5.250%	2/15/29	5,930	5,988
[4]	Mercedes-Benz Auto Receivables Trust Class A4 Series 2023-1	4.310%	4/16/29	4,620	4,561
[4,5]	Merrill Lynch Mortgage Investors Trust MLMI Class 2A Series 2003-A4	6.243%	7/25/33	137	127
[4,5]	Merrill Lynch Mortgage Investors Trust MLMI Class 2A2 Series 2003-A2, TSFR6M + 1.928%	7.299%	2/25/33	194	181
[4]	Morgan Stanley Bank of America Merrill Lynch Trust Class A4 Series 2017-C34	3.536%	11/15/52	2,475	2,289
[4]	Morgan Stanley Bank of America Merrill Lynch Trust Class A5 Series 2015-C25	3.635%	10/15/48	5,857	5,679

Short-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[4,5]	Morgan Stanley Bank of America Merrill Lynch Trust Class C Series 2013-C10	3.997%	7/15/46	3,372	2,707
[4,5]	Morgan Stanley Bank of America Merrill Lynch Trust Class C Series 2014-C15	5.011%	4/15/47	36	36
[4]	Morgan Stanley Capital I Class ASB Series 2017-HR2	3.509%	12/15/50	4,272	4,126
[3,4]	Morgan Stanley Capital I Trust Class A Series 2014-150E	3.912%	9/9/32	7,955	6,638
[4,5]	Morgan Stanley Mortgage Loan Trust Class 5A1 Series 2006-8AR	7.035%	6/25/36	1,609	1,554
[3,4]	MSBAM Commercial Mortgage Securities Trust Class A2 Series 2012-CKSV	3.277%	10/15/30	13,916	12,021
[3,4]	Navient Private Education Loan Trust Class A2A Series 2017-A	2.880%	12/16/58	48	48
[3,4]	Navient Private Education Loan Trust Class A2A Series 2018-BA	3.610%	12/15/59	3,339	3,271
[3,4,5]	Navient Student Loan Trust Class A1B Series 2023-BA, SOFR30A + 1.700%	7.046%	3/15/72	1,403	1,418
[3,4]	Navistar Financial Dealer Note Master Owner Trust II Class A Series 2023-1	6.180%	8/25/28	3,840	3,867
[4]	Nissan Auto Receivables Owner Trust Class A4 Series 2023-A	4.850%	6/17/30	4,580	4,583
[3,4]	Palisades Center Trust Class A Series 2016-PLSD	2.713%	4/13/33	8,240	4,711
[3,4]	PFS Financing Corp. Class A Series 2023-B	5.270%	5/15/28	9,240	9,265
[3,4]	PFS Financing Corp. Class A Series 2023-C	5.520%	10/15/28	4,200	4,238
[3,4]	Progress Residential Trust Class A Series 2022-SFR3	3.200%	4/17/39	3,644	3,436
[3,4]	Progress Residential Trust Class A Series 2022-SFR5	4.451%	6/17/39	3,029	2,965
[3,4,6]	Progress Residential Trust Class A Series 2024-SFR1	3.350%	2/17/41	8,110	7,501
[3,4]	Progress Residential Trust Class B Series 2022-SFR3	3.600%	4/17/39	1,590	1,502
[3,4]	Progress Residential Trust Class B Series 2022-SFR5	4.896%	6/17/39	2,850	2,794
[4,5]	RFMSI Series Trust Class 2A1 Series 2006-SA2	5.363%	8/25/36	5,354	3,726
[4,5]	RFMSI Series Trust Class 2A1 Series 2006-SA3	5.721%	9/25/36	2,080	1,162
[3,4]	Santander Bank Auto Credit-Linked Notes Class B Series 2023-B	5.640%	12/15/33	1,190	1,194
[3,4]	Santander Bank Auto Credit-Linked Notes Class C Series 2023-B	5.933%	12/15/33	2,560	2,569
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[3,4]	Santander Bank Auto Credit-Linked Notes Class D Series 2023-B	6.663%	12/15/33	2,788	2,800
[4]	Santander Drive Auto Receivables Trust Class B Series 2023-6	5.980%	4/16/29	8,380	8,568
[4]	Santander Drive Auto Receivables Trust Class B Series 2024 -1	5.230%	12/15/28	5,830	5,848
[3,4]	Santander Drive Auto Receivables Trust Class B Series 2024-1A	5.380%	1/21/31	3,850	3,797
[4]	Santander Drive Auto Receivables Trust Class C Series 2023-1	5.090%	5/15/30	2,000	1,982
[4]	Santander Drive Auto Receivables Trust Class C Series 2023-6	6.400%	3/17/31	6,660	6,806
[4]	Santander Drive Auto Receivables Trust Class C Series 2024 -1	5.450%	3/15/30	4,405	4,407
[3,4]	Santander Drive Auto Receivables Trust Class C Series 2024-1A	5.510%	1/20/32	5,410	5,421
[3,4]	Santander Retail Auto Lease Trust Class B Series 2022-B	3.850%	3/22/27	6,030	5,922
[3,4]	Santander Retail Auto Lease Trust Class D Series 2021-B	1.410%	11/20/25	14,530	14,318
[3,4]	SBNA Auto Lease Trust Class A4 Series 2023-A	6.520%	4/20/28	5,010	5,167
[3,4]	SCCU Auto Receivables Trust Class A4 Series 2023-1A	5.700%	8/15/29	1,190	1,203
[3,4]	SCOTT Trust Class A Series 2023-SFS	5.910%	3/15/40	2,230	2,251
[3,4]	SMB Private Education Loan Trust Class A2A Series 2016-A	2.700%	5/15/31	927	915
[3,4]	SMB Private Education Loan Trust Class A2A Series 2017-B	2.820%	10/15/35	4,369	4,248
[3,4]	SMB Private Education Loan Trust Class A2A Series 2018-B	3.600%	1/15/37	6,712	6,542
[3,4]	SMB Private Education Loan Trust Class A2A Series 2018-C	3.630%	11/15/35	8,289	8,075
[3,4]	SoFi Professional Loan Program LLC Class A2FX Series 2017-D	2.650%	9/25/40	1,463	1,410
[3,4]	SoFi Professional Loan Program LLC Class A2FX Series 2017-F	2.840%	1/25/41	1,526	1,487
[4]	Synchrony Card Funding LLC Class A Series 2023-A1	5.540%	7/15/29	9,870	10,047
[4]	Synchrony Card Funding LLC Class A Series 2023-A2	5.740%	10/15/29	49,170	50,401
[3,4]	Tesla Auto Lease Trust Class A4 Series 2023-A	5.940%	7/20/27	3,430	3,440
[3,4]	Tesla Auto Lease Trust Class A4 Series 2023-B	6.220%	3/22/27	3,210	3,252
[3,4]	Tesla Auto Lease Trust Class C Series 2021-B	1.120%	9/22/25	7,770	7,600
[3,4]	Tesla Electric Vehicle Trust Class A4 Series 2023-1	5.380%	2/20/29	4,810	4,877

Short-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[3,4]	Tesla Electric Vehicle Trust Class B Series 2023-1	5.820%	5/20/31	4,790	4,877
[3,4]	TMSQ Mortgage Trust Class A Series 2014-1500	3.680%	10/10/36	21,960	20,275
[4]	Toyota Auto Receivables Owner Trust Class A4 Series 2021-D	1.020%	3/15/27	11,100	10,380
[4]	Toyota Auto Receivables Owner Trust Class A4 Series 2022-C	3.770%	2/15/28	10,080	9,819
[4]	Toyota Auto Receivables Owner Trust Class A4 Series 2022-D	5.430%	4/17/28	10,710	10,904
[4]	Toyota Auto Receivables Owner Trust Class A4 Series 2023-A	4.420%	8/15/28	7,865	7,796
[4]	UBS Commercial Mortgage Trust Class A4 Series 2017-C7	3.679%	12/15/50	5,515	5,096
[3,4]	UBS-BAMLL Trust Class A Series 2012-WRM	3.663%	6/10/30	794	723
[3,4]	US Bank NA Class B Series 2023-1	6.789%	8/25/32	4,139	4,166
[4]	Verizon Master Trust Class A Series 2023-1	4.490%	1/22/29	17,220	17,150
[3,4]	Verizon Master Trust Class A Series 2023-6	5.350%	9/22/31	7,490	7,689
[3,4]	Verizon Master Trust Class A Series 2024-2	4.830%	12/22/31	46,940	47,395
[3,4]	Verizon Master Trust Class B Series 2024-2	5.080%	12/22/31	9,440	9,495
[3,4]	Verizon Master Trust Class C Series 2024-2	5.320%	12/22/31	11,700	11,765
[4,5]	WaMu Mortgage Pass-Through Certificates Class 1A7 Series 2003-AR9 Trust	5.662%	9/25/33	279	256
[4,5]	WaMu Mortgage Pass-Through Certificates Class A Series 2002-AR18 Trust	6.157%	1/25/33	43	41
[4,5]	WaMu Mortgage Pass-Through Certificates Class A7 Series 2003-AR7 Trust	5.582%	8/25/33	188	172
[4]	Wells Fargo Commercial Mortgage Trust Class A3 Series 2017-C40	3.317%	10/15/50	6,950	6,535
[4]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2015-C30	3.664%	9/15/58	5,260	5,095
[4]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2017-C39	3.157%	9/15/50	5,750	5,338
[4]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2017-C40	3.581%	10/15/50	2,495	2,367
[4]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2017-RC1	3.631%	1/15/60	2,479	2,372
[4]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2018-C46	4.152%	8/15/51	3,435	3,285
[4]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2018-C47	4.442%	9/15/61	3,040	2,975
[4]	Wells Fargo Commercial Mortgage Trust Class AS Series 2014-LC16	4.020%	8/15/50	7,100	6,977
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[4]	Wells Fargo Commercial Mortgage Trust Class B Series 2014-LC16	4.322%	8/15/50	6,550	5,216
[4]	Wells Fargo Commercial Mortgage Trust Class C Series 2014-LC16	4.458%	8/15/50	6,830	2,530
[4,5]	Wells Fargo Commercial Mortgage Trust Class C Series 2015-LC22	4.545%	9/15/58	4,885	4,253
[4,5]	Wells Fargo Commercial Mortgage Trust Class C Series 2018-C43	4.514%	3/15/51	3,490	2,723
[4,5]	Wells Fargo Mortgage Backed Securities Trust Class 2A1 Series 2006-AR14	6.376%	10/25/36	1,876	1,640
[3,4,5]	WFLD Mortgage Trust Class A Series 2014-MONT	3.755%	8/10/31	35,485	30,939
[4]	WFRBS Commercial Mortgage Trust Class A4 Series 2014-C21	3.410%	8/15/47	1,852	1,838
[4]	WFRBS Commercial Mortgage Trust Class AS Series 2014-C21	3.891%	8/15/47	7,130	6,829
[4]	WFRBS Commercial Mortgage Trust Class B Series 2014-C20	4.378%	5/15/47	11,110	8,724
[4,5]	WFRBS Commercial Mortgage Trust Class C Series 2014-C20	4.513%	5/15/47	4,500	2,399
[4]	World Omni Auto Receivables Trust Class A4 Series 2021-D	1.100%	11/15/27	13,110	12,245
[4]	World Omni Auto Receivables Trust Class A4 Series 2022-C	3.680%	9/15/28	10,970	10,653
[4]	World Omni Auto Receivables Trust Class A4 Series 2022-D	5.700%	2/15/29	6,510	6,673
[4]	World Omni Auto Receivables Trust Class A4 Series 2023-A	4.660%	5/15/29	7,050	7,011
[4]	World Omni Auto Receivables Trust Class B Series 2021-B	1.040%	6/15/27	4,360	4,110
[4]	World Omni Auto Receivables Trust Class B Series 2021-C	0.840%	9/15/27	5,360	4,980
[4]	World Omni Auto Receivables Trust Class C Series 2021-B	1.290%	12/15/27	4,270	4,023
[4]	World Omni Auto Receivables Trust Class C Series 2021-D	1.720%	6/15/28	4,640	4,340
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $1,713,549)					1,650,076
Corporate Bonds (87.3%)
Communications (7.2%)
	AT&T Inc.	3.875%	1/15/26	10,870	10,668
	AT&T Inc.	1.700%	3/25/26	215,590	201,930
	AT&T Inc.	2.300%	6/1/27	59,437	55,106
	AT&T Inc.	1.650%	2/1/28	53,362	47,565
	AT&T Inc.	4.100%	2/15/28	28,492	27,873
[8]	AT&T Inc.	1.600%	5/19/28	22,700	22,957
	Booking Holdings Inc.	3.600%	6/1/26	16,000	15,631
	British Telecommunications plc	5.125%	12/4/28	22,032	22,343
[3]	CCO Holdings LLC / CCO Holdings Capital Corp.	5.375%	6/1/29	1,322	1,230

Short-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[3]	CCO Holdings LLC / CCO Holdings Capital Corp.	6.375%	9/1/29	3,875	3,771
	Charter Communications Operating LLC / Charter Communications Operating Capital	4.908%	7/23/25	234,157	232,079
	Charter Communications Operating LLC / Charter Communications Operating Capital	6.150%	11/10/26	47,630	48,650
	Charter Communications Operating LLC / Charter Communications Operating Capital	3.750%	2/15/28	27,070	25,544
	Charter Communications Operating LLC / Charter Communications Operating Capital	4.200%	3/15/28	26,804	25,762
[9]	CK Hutchison Group Telecom Finance SA	2.000%	10/17/27	30,110	33,987
	Comcast Corp.	3.375%	8/15/25	65,109	63,834
	Comcast Corp.	3.950%	10/15/25	46,925	46,342
	Comcast Corp.	3.150%	3/1/26	29,510	28,704
[8]	Comcast Corp.	0.000%	9/14/26	24,105	24,076
	Comcast Corp.	2.350%	1/15/27	51,431	48,421
	Comcast Corp.	5.350%	11/15/27	17,950	18,474
	Comcast Corp.	3.150%	2/15/28	21,995	20,896
	Comcast Corp.	3.550%	5/1/28	29,295	28,204
[3]	CSC Holdings LLC	11.750%	1/31/29	625	635
[3]	CSC Holdings LLC	4.125%	12/1/30	1,930	1,398
[3]	CSC Holdings LLC	4.500%	11/15/31	2,415	1,733
[8]	Deutsche Telekom International Finance BV	1.500%	4/3/28	3,000	3,066
[3]	Directv Financing LLC / Directv Financing Co-Obligor Inc.	5.875%	8/15/27	2,546	2,419
	Discovery Communications LLC	3.450%	3/15/25	5,993	5,852
	Discovery Communications LLC	3.950%	6/15/25	6,790	6,659
	Discovery Communications LLC	4.900%	3/11/26	77,970	77,691
	Discovery Communications LLC	3.950%	3/20/28	17,026	16,270
[3]	DISH Network Corp.	11.750%	11/15/27	6,310	6,584
	Expedia Group Inc.	4.625%	8/1/27	75,510	74,925
	Fox Corp.	3.050%	4/7/25	56,576	55,182
	Fox Corp.	4.709%	1/25/29	19,269	19,109
[3]	Frontier Communications Holdings LLC	5.000%	5/1/28	3,378	3,118
[3]	Level 3 Financing Inc.	4.625%	9/15/27	1,640	863
[3]	Level 3 Financing Inc.	4.250%	7/1/28	1,490	499
[3]	Level 3 Financing Inc.	3.625%	1/15/29	1,415	423
	Meta Platforms Inc.	3.500%	8/15/27	188,211	182,701
	Meta Platforms Inc.	4.600%	5/15/28	76,600	77,366
	Netflix Inc.	5.875%	2/15/25	50,833	51,196
[3]	Netflix Inc.	3.625%	6/15/25	12,468	12,240
	Netflix Inc.	4.375%	11/15/26	52,595	52,204
	Netflix Inc.	4.875%	4/15/28	79,258	79,897
	Netflix Inc.	5.875%	11/15/28	173,549	182,880
[8]	Netflix Inc.	3.875%	11/15/29	9,900	10,999
[3]	Nexstar Media Inc.	5.625%	7/15/27	3,875	3,769
[3]	NTT Finance Corp.	1.162%	4/3/26	87,855	81,373
	Omnicom Group Inc. / Omnicom Capital Inc.	3.600%	4/15/26	21,539	21,020
[3]	Outfront Media Capital LLC / Outfront Media Capital Corp.	7.375%	2/15/31	2,415	2,529
	Paramount Global	2.900%	1/15/27	10,815	10,053
	Paramount Global	3.375%	2/15/28	2,890	2,655
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Paramount Global	3.700%	6/1/28	6,596	6,115
	Paramount Global	4.200%	6/1/29	9,750	9,105
	Paramount Global	6.375%	3/30/62	1,920	1,714
	Rogers Communications Inc.	3.200%	3/15/27	38,720	37,033
[8]	Sky Ltd.	2.500%	9/15/26	11,015	11,716
	Sprint Capital Corp.	6.875%	11/15/28	124,740	134,869
	Sprint LLC	7.625%	3/1/26	29,590	30,887
	Take-Two Interactive Software Inc.	3.550%	4/14/25	24,260	23,796
	Take-Two Interactive Software Inc.	3.700%	4/14/27	29,000	28,179
	Take-Two Interactive Software Inc.	4.950%	3/28/28	24,100	24,274
	TCI Communications Inc.	7.125%	2/15/28	920	999
	Telefonica Emisiones SA	4.103%	3/8/27	69,063	67,570
	T-Mobile USA Inc.	3.500%	4/15/25	216,601	212,331
	T-Mobile USA Inc.	1.500%	2/15/26	53,049	49,654
	T-Mobile USA Inc.	2.250%	2/15/26	40,115	38,066
	T-Mobile USA Inc.	2.625%	4/15/26	6,695	6,379
	T-Mobile USA Inc.	3.750%	4/15/27	126,754	122,912
	T-Mobile USA Inc.	5.375%	4/15/27	6,553	6,589
	T-Mobile USA Inc.	4.750%	2/1/28	19,250	19,165
	T-Mobile USA Inc.	2.050%	2/15/28	7,260	6,545
	T-Mobile USA Inc.	4.950%	3/15/28	58,608	59,050
	T-Mobile USA Inc.	4.800%	7/15/28	24,100	24,157
	T-Mobile USA Inc.	4.850%	1/15/29	52,680	52,752
[3]	Univision Communications Inc.	8.000%	8/15/28	3,660	3,722
[3]	UPC Holding BV	5.500%	1/15/28	1,940	1,855
	Verizon Communications Inc.	1.450%	3/20/26	85,215	79,477
	Verizon Communications Inc.	2.625%	8/15/26	44,140	42,032
	Verizon Communications Inc.	4.125%	3/16/27	43,382	42,683
	Verizon Communications Inc.	3.000%	3/22/27	49,871	47,400
	Verizon Communications Inc.	2.100%	3/22/28	111,679	100,977
	Verizon Communications Inc.	4.329%	9/21/28	54,362	53,566
[3]	Virgin Media Finance plc	5.000%	7/15/30	1,840	1,636
	Vodafone Group plc	4.125%	5/30/25	22,338	22,094
	Walt Disney Co.	1.750%	1/13/26	18,328	17,353
	Walt Disney Co.	3.375%	11/15/26	43,428	42,228
	Walt Disney Co.	2.200%	1/13/28	4,818	4,454
	Warnermedia Holdings Inc.	3.638%	3/15/25	102,841	100,844
	Warnermedia Holdings Inc.	3.755%	3/15/27	222,413	213,630
	Warnermedia Holdings Inc.	4.054%	3/15/29	27,174	25,723
					3,874,886
Consumer Discretionary (6.2%)
	Amazon.com Inc.	3.150%	8/22/27	19,500	18,743
	Amazon.com Inc.	4.550%	12/1/27	91,190	91,958
	American Honda Finance Corp.	1.200%	7/8/25	18,296	17,370
	American Honda Finance Corp.	5.800%	10/3/25	50,585	51,432
	American Honda Finance Corp.	4.950%	1/9/26	52,915	53,169
	American Honda Finance Corp.	4.750%	1/12/26	13,090	13,118
	American Honda Finance Corp.	5.250%	7/7/26	5,905	6,009
[8]	American Honda Finance Corp.	3.750%	10/25/27	25,400	28,022

Short-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Asbury Automotive Group Inc.	4.500%	3/1/28	479	451
	AutoZone Inc.	3.625%	4/15/25	50,197	49,351
	AutoZone Inc.	3.750%	6/1/27	15,500	15,030
	AutoZone Inc.	4.500%	2/1/28	42,025	41,639
	AutoZone Inc.	6.250%	11/1/28	20,420	21,675
[8]	BMW Finance NV	1.000%	5/22/28	1,200	1,195
[3]	BMW US Capital LLC	1.250%	8/12/26	22,850	21,034
[3]	BMW US Capital LLC	3.450%	4/1/27	9,875	9,543
[3]	Boyne USA Inc.	4.750%	5/15/29	3,520	3,225
[3]	Caesars Entertainment Inc.	6.250%	7/1/25	2,420	2,432
[3]	Carnival Corp.	9.875%	8/1/27	1,250	1,312
[3]	Churchill Downs Inc.	5.500%	4/1/27	2,489	2,460
[3]	Churchill Downs Inc.	4.750%	1/15/28	2,831	2,698
[3]	Clarios Global LP	6.750%	5/15/25	2,269	2,269
	eBay Inc.	5.900%	11/22/25	17,260	17,526
	eBay Inc.	1.400%	5/10/26	28,500	26,409
	eBay Inc.	5.950%	11/22/27	26,329	27,399
[3]	ERAC USA Finance LLC	3.800%	11/1/25	18,585	18,180
[3]	ERAC USA Finance LLC	3.300%	12/1/26	2,965	2,844
[3]	ERAC USA Finance LLC	4.600%	5/1/28	20,520	20,414
	Ford Motor Co.	6.625%	10/1/28	17,974	18,928
	Ford Motor Credit Co. LLC	4.134%	8/4/25	52,685	51,470
	Ford Motor Credit Co. LLC	3.375%	11/13/25	25,854	24,815
	Ford Motor Credit Co. LLC	6.950%	3/6/26	35,610	36,411
	Ford Motor Credit Co. LLC	6.950%	6/10/26	6,740	6,915
	Ford Motor Credit Co. LLC	2.700%	8/10/26	9,395	8,733
	Ford Motor Credit Co. LLC	4.271%	1/9/27	4,800	4,619
	Ford Motor Credit Co. LLC	5.800%	3/5/27	62,465	62,838
	Ford Motor Credit Co. LLC	4.950%	5/28/27	34,032	33,309
	Ford Motor Credit Co. LLC	4.125%	8/17/27	17,141	16,282
	Ford Motor Credit Co. LLC	3.815%	11/2/27	993	931
	Ford Motor Credit Co. LLC	7.350%	11/4/27	16,360	17,201
	Ford Motor Credit Co. LLC	2.900%	2/16/28	5,680	5,111
	Ford Motor Credit Co. LLC	6.800%	5/12/28	25,975	26,965
	Ford Motor Credit Co. LLC	6.798%	11/7/28	53,050	55,390
	General Motors Co.	6.125%	10/1/25	107,602	109,191
	General Motors Financial Co. Inc.	2.900%	2/26/25	42,345	41,288
	General Motors Financial Co. Inc.	3.800%	4/7/25	10,544	10,368
	General Motors Financial Co. Inc.	4.350%	4/9/25	25,075	24,817
	General Motors Financial Co. Inc.	2.750%	6/20/25	34,453	33,359
	General Motors Financial Co. Inc.	6.050%	10/10/25	72,603	73,639
	General Motors Financial Co. Inc.	1.250%	1/8/26	153,293	142,600
	General Motors Financial Co. Inc.	5.250%	3/1/26	45,289	45,439
	General Motors Financial Co. Inc.	5.400%	4/6/26	53,040	53,392
	General Motors Financial Co. Inc.	1.500%	6/10/26	10,377	9,563
	General Motors Financial Co. Inc.	4.000%	10/6/26	22,140	21,597
	General Motors Financial Co. Inc.	4.350%	1/17/27	22,693	22,365
	General Motors Financial Co. Inc.	2.350%	2/26/27	38,865	35,951
	General Motors Financial Co. Inc.	5.000%	4/9/27	58,979	58,936
	General Motors Financial Co. Inc.	2.700%	8/20/27	31,583	29,257
	General Motors Financial Co. Inc.	6.000%	1/9/28	18,139	18,726
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	General Motors Financial Co. Inc.	2.400%	4/10/28	23,344	20,978
	General Motors Financial Co. Inc.	5.800%	1/7/29	48,100	49,384
	Goodyear Tire & Rubber Co.	5.000%	7/15/29	1,025	962
[3]	Harley-Davidson Financial Services Inc.	3.350%	6/8/25	14,500	14,026
[3]	Harley-Davidson Financial Services Inc.	3.050%	2/14/27	103,662	96,559
	Harley-Davidson Inc.	3.500%	7/28/25	16,500	16,025
[3]	Hilton Domestic Operating Co. Inc.	5.375%	5/1/25	7,959	7,954
	Home Depot Inc.	2.800%	9/14/27	8,635	8,197
	Home Depot Inc.	3.900%	12/6/28	14,460	14,190
	Honda Motor Co. Ltd.	2.534%	3/10/27	38,590	36,377
	Lennar Corp.	4.750%	5/30/25	22,084	21,968
	Lennar Corp.	5.250%	6/1/26	52,497	52,699
[3]	Lithia Motors Inc.	4.625%	12/15/27	2,405	2,305
[3]	Lithia Motors Inc.	3.875%	6/1/29	2,415	2,169
[3]	Live Nation Entertainment Inc.	4.875%	11/1/24	2,380	2,367
[3]	Live Nation Entertainment Inc.	6.500%	5/15/27	10,115	10,225
	Lowe's Cos. Inc.	4.400%	9/8/25	17,185	17,071
	Lowe's Cos. Inc.	4.800%	4/1/26	75,610	75,698
	Lowe's Cos. Inc.	3.350%	4/1/27	32,480	31,346
	Lowe's Cos. Inc.	1.300%	4/15/28	19,005	16,683
	Lowe's Cos. Inc.	1.700%	9/15/28	9,645	8,520
[8]	LVMH Moet Hennessy Louis Vuitton SE	3.375%	10/21/25	8,000	8,669
	Marriott International Inc.	3.750%	10/1/25	15,325	15,000
	Marriott International Inc.	3.125%	6/15/26	6,390	6,141
	Marriott International Inc.	5.000%	10/15/27	14,150	14,279
	McDonald's Corp.	1.450%	9/1/25	24,300	23,078
	McDonald's Corp.	3.500%	7/1/27	21,500	20,857
[3]	Mercedes-Benz Finance North America LLC	1.450%	3/2/26	17,440	16,308
[3]	Mercedes-Benz Finance North America LLC	4.800%	3/30/26	47,645	47,671
[3]	Mercedes-Benz Finance North America LLC	5.200%	8/3/26	24,770	25,070
[3]	Mercedes-Benz Finance North America LLC	4.800%	3/30/28	54,000	54,289
[3]	Mercedes-Benz Finance North America LLC	5.100%	8/3/28	62,585	63,706
[8]	Mercedes-Benz Group AG	1.000%	11/15/27	3,000	3,015
[3]	Merlin Entertainments Group US Holdings Inc.	7.375%	2/15/31	465	466
	Mohawk Industries Inc.	5.850%	9/18/28	11,550	11,962
[3]	NCL Corp. Ltd.	5.875%	2/15/27	1,298	1,279
	Newell Brands Inc.	5.200%	4/1/26	1,052	1,023
	Newell Brands Inc.	6.375%	9/15/27	6,802	6,695
[3]	Nissan Motor Acceptance Co. LLC	1.050%	3/8/24	50,400	50,140
[3]	Nissan Motor Acceptance Co. LLC	1.125%	9/16/24	23,960	23,231
	O'Reilly Automotive Inc.	5.750%	11/20/26	24,050	24,655
[3]	Penn Entertainment Inc.	5.625%	1/15/27	1,225	1,184
[8]	RCI Banque SA	4.625%	10/2/26	15,300	16,866
[8]	RCI Banque SA	4.875%	6/14/28	1,000	1,130
	Ross Stores Inc.	0.875%	4/15/26	20,065	18,447
[3]	Royal Caribbean Cruises Ltd.	8.250%	1/15/29	15,369	16,305
[3]	Royal Caribbean Cruises Ltd.	9.250%	1/15/29	405	435
	Starbucks Corp.	4.750%	2/15/26	28,825	28,901
	Starbucks Corp.	2.000%	3/12/27	3,813	3,527
	Tapestry Inc.	7.000%	11/27/26	19,245	19,851

Short-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[8]	Tapestry Inc.	5.375%	11/27/27	1,000	1,125
	Tapestry Inc.	7.350%	11/27/28	12,700	13,318
	Toyota Motor Credit Corp.	5.400%	11/10/25	6,762	6,850
	Toyota Motor Credit Corp.	4.800%	1/5/26	39,920	40,094
	Toyota Motor Credit Corp.	4.450%	5/18/26	42,200	42,126
	Toyota Motor Credit Corp.	1.900%	1/13/27	67,445	62,683
	Toyota Motor Credit Corp.	3.050%	3/22/27	110,905	106,311
	Toyota Motor Credit Corp.	4.550%	9/20/27	66,140	66,405
[8]	Toyota Motor Credit Corp.	0.125%	11/5/27	6,159	5,956
	Toyota Motor Credit Corp.	4.625%	1/12/28	29,051	29,282
	Toyota Motor Credit Corp.	1.900%	4/6/28	23,933	21,681
	Toyota Motor Credit Corp.	4.650%	1/5/29	28,830	28,949
[3]	Volkswagen Group of America Finance LLC	3.350%	5/13/25	4,500	4,394
[3]	Volkswagen Group of America Finance LLC	5.800%	9/12/25	48,130	48,596
[3]	Volkswagen Group of America Finance LLC	5.700%	9/12/26	38,505	39,120
[3]	Volkswagen Group of America Finance LLC	3.200%	9/26/26	5,000	4,774
[3]	Volkswagen Group of America Finance LLC	6.000%	11/16/26	19,500	19,992
[3]	Volkswagen Group of America Finance LLC	5.650%	9/12/28	28,875	29,631
[8]	Volkswagen International Finance NV	4.125%	11/15/25	5,000	5,449
[8]	Volkswagen International Finance NV	3.875%	3/29/26	8,300	9,023
[8]	Volkswagen Leasing GmbH	0.375%	7/20/26	51,800	52,009
[3]	Wyndham Hotels & Resorts Inc.	4.375%	8/15/28	1,101	1,028
					3,335,992
Consumer Staples (4.7%)
[3]	7-Eleven Inc.	0.950%	2/10/26	67,700	62,643
	Altria Group Inc.	2.350%	5/6/25	51,609	49,908
	Altria Group Inc.	4.400%	2/14/26	16,727	16,560
	Altria Group Inc.	2.625%	9/16/26	25,076	23,828
	Altria Group Inc.	6.200%	11/1/28	9,620	10,140
	Altria Group Inc.	4.800%	2/14/29	7,692	7,712
	Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide Inc.	3.650%	2/1/26	17,852	17,525
	Anheuser-Busch InBev Worldwide Inc.	4.000%	4/13/28	35,572	34,962
[9]	BAT Capital Corp.	2.125%	8/15/25	1,750	2,107
	BAT Capital Corp.	3.215%	9/6/26	86,263	82,549
	BAT Capital Corp.	4.700%	4/2/27	82,543	81,800
	BAT Capital Corp.	3.557%	8/15/27	8,126	7,766
	BAT Capital Corp.	2.259%	3/25/28	28,895	25,932
	BAT International Finance plc	1.668%	3/25/26	136,697	127,422
	BAT International Finance plc	4.448%	3/16/28	55,366	54,101
	BAT International Finance plc	5.931%	2/2/29	186,490	193,490
[8]	BAT International Finance plc	3.125%	3/6/29	8,000	8,438
	Campbell Soup Co.	3.950%	3/15/25	20,050	19,755
	Campbell Soup Co.	4.150%	3/15/28	28,158	27,546
[3]	Cargill Inc.	4.500%	6/24/26	12,055	12,027
[8]	CK Hutchison Europe Finance 18 Ltd.	1.250%	4/13/25	15,010	15,681
[8]	CK Hutchison Finance 16 Ltd.	2.000%	4/6/28	10,300	10,525
	Conagra Brands Inc.	5.300%	10/1/26	32,880	33,214
	Conagra Brands Inc.	1.375%	11/1/27	1,240	1,089
	Constellation Brands Inc.	4.400%	11/15/25	23,350	23,109
	Constellation Brands Inc.	4.750%	12/1/25	4,000	3,983
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Constellation Brands Inc.	3.700%	12/6/26	8,315	8,094
	Constellation Brands Inc.	3.500%	5/9/27	15,790	15,205
	Constellation Brands Inc.	4.350%	5/9/27	53,230	52,708
	Costco Wholesale Corp.	1.375%	6/20/27	11,901	10,804
[3]	Coty Inc.	5.000%	4/15/26	609	598
	Diageo Capital plc	5.200%	10/24/25	30,885	31,175
	Diageo Capital plc	5.300%	10/24/27	38,960	39,911
[8]	Diageo Finance plc	3.500%	6/26/25	5,000	5,406
	Dollar General Corp.	4.625%	11/1/27	18,750	18,619
[3]	Energizer Holdings Inc.	4.750%	6/15/28	2,905	2,703
[3]	Fiesta Purchaser Inc.	7.875%	3/1/31	275	275
	General Mills Inc.	4.700%	1/30/27	13,790	13,809
	General Mills Inc.	4.200%	4/17/28	15,925	15,693
	Haleon UK Capital plc	3.125%	3/24/25	142,486	139,381
	Haleon US Capital LLC	3.375%	3/24/27	18,794	18,077
	J M Smucker Co.	3.500%	3/15/25	9,370	9,209
	J M Smucker Co.	5.900%	11/15/28	19,245	20,126
	JBS USA LUX SA/JBS USA Food Co. / JBS USA Finance Inc.	5.125%	2/1/28	12,287	12,176
[3,6]	KeHE Distributors LLC/KeHE Finance Corp. / NextWave Distribution Inc.	9.000%	2/15/29	1,840	1,858
	Kenvue Inc.	5.350%	3/22/26	19,285	19,580
	Kenvue Inc.	5.050%	3/22/28	17,725	18,138
	Keurig Dr Pepper Inc.	4.417%	5/25/25	30,055	29,790
	Keurig Dr Pepper Inc.	4.597%	5/25/28	57,443	57,396
	Kimberly-Clark de Mexico SAB de CV	3.250%	3/12/25	9,650	9,420
	Kraft Heinz Foods Co.	3.000%	6/1/26	20,400	19,593
	Kraft Heinz Foods Co.	3.875%	5/15/27	69,087	67,531
	Kroger Co.	3.500%	2/1/26	26,000	25,351
	Kroger Co.	2.650%	10/15/26	620	586
[3]	Lamb Weston Holdings Inc.	4.875%	5/15/28	2,315	2,253
[3]	Mars Inc.	4.550%	4/20/28	43,075	43,126
	McCormick & Co. Inc.	3.400%	8/15/27	19,385	18,503
	Mead Johnson Nutrition Co.	4.125%	11/15/25	4,900	4,832
	Molson Coors Beverage Co.	3.000%	7/15/26	24,500	23,484
[3]	Mondelez International Holdings Netherlands BV	1.250%	9/24/26	48,010	43,874
	Mondelez International Inc.	1.500%	5/4/25	61,425	58,850
	Mondelez International Inc.	2.625%	3/17/27	29,030	27,414
[8]	Nestle Holdings Inc.	0.875%	7/18/25	5,000	5,231
	Pepsico Inc.	3.600%	2/18/28	4,421	4,311
[3]	Performance Food Group Inc.	6.875%	5/1/25	997	1,000
[3]	Performance Food Group Inc.	5.500%	10/15/27	2,690	2,629
	Philip Morris International Inc.	1.500%	5/1/25	25,645	24,623
	Philip Morris International Inc.	5.000%	11/17/25	57,630	57,873
	Philip Morris International Inc.	4.875%	2/13/26	103,645	103,967
	Philip Morris International Inc.	2.750%	2/25/26	15,557	14,945
	Philip Morris International Inc.	0.875%	5/1/26	33,850	31,109
	Philip Morris International Inc.	5.125%	11/17/27	91,345	92,779
	Philip Morris International Inc.	4.875%	2/15/28	89,950	90,589

Short-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Philip Morris International Inc.	3.125%	3/2/28	21,106	19,897
	Philip Morris International Inc.	5.250%	9/7/28	53,020	54,315
[3]	Reckitt Benckiser Treasury Services plc	3.000%	6/26/27	11,951	11,398
	Reynolds American Inc.	4.450%	6/12/25	89,434	88,506
[8]	Swedish Match AB	0.875%	2/26/27	4,659	4,636
	Sysco Corp.	3.250%	7/15/27	28,860	27,555
	Tyson Foods Inc.	4.000%	3/1/26	31,486	30,909
[3]	United Natural Foods Inc.	6.750%	10/15/28	645	542
[3]	US Foods Inc.	6.875%	9/15/28	2,410	2,473
					2,508,647
Energy (6.6%)
[3]	Antero Midstream Partners LP / Antero Midstream Finance Corp.	6.625%	2/1/32	1,445	1,439
	Baker Hughes Holdings LLC / Baker Hughes Co-Obligor Inc.	2.061%	12/15/26	14,200	13,233
	Baker Hughes Holdings LLC / Baker Hughes Co-Obligor Inc.	3.337%	12/15/27	51,533	49,054
	BP Capital Markets America Inc.	3.410%	2/11/26	15,058	14,698
	BP Capital Markets America Inc.	3.119%	5/4/26	63,745	61,670
	BP Capital Markets America Inc.	3.017%	1/16/27	28,626	27,461
	BP Capital Markets America Inc.	3.937%	9/21/28	32,384	31,594
	BP Capital Markets America Inc.	4.234%	11/6/28	12,588	12,450
[8]	BP Capital Markets BV	3.773%	5/12/30	6,000	6,649
	BP Capital Markets plc	3.279%	9/19/27	47,594	45,608
	BP Capital Markets plc	3.723%	11/28/28	11,893	11,483
	Canadian Natural Resources Ltd.	3.900%	2/1/25	12,950	12,760
	Canadian Natural Resources Ltd.	2.050%	7/15/25	18,312	17,522
	Canadian Natural Resources Ltd.	3.850%	6/1/27	81,987	79,324
	Cenovus Energy Inc.	4.250%	4/15/27	800	781
	Cheniere Corpus Christi Holdings LLC	5.875%	3/31/25	126,164	126,499
	Cheniere Corpus Christi Holdings LLC	5.125%	6/30/27	52,787	53,048
	Cheniere Energy Inc.	4.625%	10/15/28	55,607	53,859
[3]	Civitas Resources Inc.	8.375%	7/1/28	1,925	2,024
[3]	Civitas Resources Inc.	8.750%	7/1/31	360	384
[3]	CNX Resources Corp.	7.250%	3/14/27	446	448
[3]	Continental Resources Inc.	2.268%	11/15/26	26,650	24,602
	Coterra Energy Inc.	3.900%	5/15/27	16,269	15,833
[3]	CrownRock LP / CrownRock Finance Inc.	5.625%	10/15/25	2,280	2,272
	DCP Midstream Operating LP	5.625%	7/15/27	1,801	1,839
	Devon Energy Corp.	5.850%	12/15/25	13,303	13,440
	Diamondback Energy Inc.	3.250%	12/1/26	76,025	73,501
[3]	DT Midstream Inc.	4.125%	6/15/29	3,795	3,487
	Empresa Nacional del Petroleo	3.750%	8/5/26	33,289	31,618
	Empresa Nacional del Petroleo	5.250%	11/6/29	5,318	5,153
	Enbridge Energy Partners LP	5.875%	10/15/25	24,941	25,204
	Enbridge Inc.	2.500%	2/14/25	9,714	9,452
	Enbridge Inc.	1.600%	10/4/26	29,100	26,815
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Enbridge Inc.	5.900%	11/15/26	47,590	48,892
	Enbridge Inc.	4.250%	12/1/26	4,461	4,405
	Enbridge Inc.	3.700%	7/15/27	33,084	31,968
	Enbridge Inc.	6.000%	11/15/28	47,035	49,339
	Energy Transfer LP	4.050%	3/15/25	53,734	53,001
	Energy Transfer LP	2.900%	5/15/25	16,772	16,275
	Energy Transfer LP	5.950%	12/1/25	10,655	10,765
	Energy Transfer LP	4.750%	1/15/26	3,155	3,135
	Energy Transfer LP	3.900%	7/15/26	13,256	12,900
	Energy Transfer LP	6.050%	12/1/26	52,930	54,364
	Energy Transfer LP	4.400%	3/15/27	115,279	113,161
	Energy Transfer LP	5.500%	6/1/27	62,135	62,972
	Energy Transfer LP	4.000%	10/1/27	13,000	12,549
	Energy Transfer LP	5.550%	2/15/28	45,295	46,155
	Energy Transfer LP	4.950%	5/15/28	42,434	42,282
	Energy Transfer LP	4.950%	6/15/28	10,336	10,311
	Energy Transfer LP	6.100%	12/1/28	32,004	33,595
	EnLink Midstream Partners LP	4.850%	7/15/26	2,915	2,861
	Enterprise Products Operating LLC	5.050%	1/10/26	33,775	34,023
[3]	EQM Midstream Partners LP	7.500%	6/1/27	3,429	3,526
	EQT Corp.	6.125%	2/1/25	10,047	10,082
[3]	EQT Corp.	3.125%	5/15/26	2,748	2,613
	EQT Corp.	3.900%	10/1/27	45,957	44,025
	EQT Corp.	5.000%	1/15/29	6,290	6,217
	Harvest Operations Corp.	1.000%	4/26/24	19,240	19,041
	Kinder Morgan Inc.	4.300%	6/1/25	25,844	25,544
	Kinder Morgan Inc.	1.750%	11/15/26	29,100	26,796
	Kinder Morgan Inc.	4.300%	3/1/28	11,565	11,327
	Kinder Morgan Inc.	5.000%	2/1/29	38,425	38,539
[3]	Kinetik Holdings LP	6.625%	12/15/28	2,063	2,093
	Marathon Oil Corp.	4.400%	7/15/27	1,855	1,817
	Marathon Petroleum Corp.	4.700%	5/1/25	103,522	102,827
	Marathon Petroleum Corp.	5.125%	12/15/26	59,506	59,947
	Marathon Petroleum Corp.	3.800%	4/1/28	15,594	15,000
	MPLX LP	4.875%	6/1/25	20,170	20,075
	MPLX LP	1.750%	3/1/26	85,686	80,248
	MPLX LP	4.000%	3/15/28	13,710	13,276
[3]	NGL Energy Operating LLC / NGL Energy Finance Corp.	8.375%	2/15/32	775	781
	Occidental Petroleum Corp.	5.875%	9/1/25	4,445	4,478
	Occidental Petroleum Corp.	5.500%	12/1/25	18,886	18,978
	Occidental Petroleum Corp.	6.375%	9/1/28	71,579	75,221
	ONEOK Inc.	2.200%	9/15/25	23,012	21,978
	ONEOK Inc.	5.850%	1/15/26	69,178	70,172
	ONEOK Inc.	5.550%	11/1/26	24,575	24,990
	ONEOK Inc.	4.000%	7/13/27	7,369	7,163
	ONEOK Inc.	4.550%	7/15/28	21,835	21,568
	ONEOK Inc.	5.650%	11/1/28	24,595	25,361
	ONEOK Inc.	4.350%	3/15/29	22,156	21,569
	ONEOK Partners LP	4.900%	3/15/25	9,680	9,635
	Ovintiv Inc.	5.650%	5/15/25	20,890	20,987
	Ovintiv Inc.	5.375%	1/1/26	32,854	32,874
	Ovintiv Inc.	5.650%	5/15/28	38,555	39,235
[3]	Permian Resources Operating LLC	5.375%	1/15/26	1,935	1,906
[3]	Permian Resources Operating LLC	8.000%	4/15/27	2,910	3,014
[3]	Permian Resources Operating LLC	7.000%	1/15/32	1,235	1,275
	Pertamina Persero PT	1.400%	2/9/26	19,433	18,050
	Phillips 66	3.850%	4/9/25	18,475	18,204

Short-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Phillips 66	1.300%	2/15/26	31,103	28,938
	Phillips 66	3.900%	3/15/28	9,640	9,390
	Phillips 66 Co.	3.605%	2/15/25	21,326	20,992
	Phillips 66 Co.	4.950%	12/1/27	48,220	48,593
	Pioneer Natural Resources Co.	1.125%	1/15/26	31,105	28,997
	Pioneer Natural Resources Co.	5.100%	3/29/26	81,975	82,553
	Plains All American Pipeline LP / PAA Finance Corp.	4.650%	10/15/25	60,277	59,811
	Plains All American Pipeline LP / PAA Finance Corp.	4.500%	12/15/26	29,582	29,305
	QazaqGaz NC JSC	4.375%	9/26/27	2,699	2,576
	Range Resources Corp.	8.250%	1/15/29	3,300	3,429
	Sabine Pass Liquefaction LLC	5.625%	3/1/25	109,015	109,197
	Sabine Pass Liquefaction LLC	5.875%	6/30/26	88,460	89,959
	Sabine Pass Liquefaction LLC	5.000%	3/15/27	60,353	60,538
	Sabine Pass Liquefaction LLC	4.200%	3/15/28	20,923	20,466
	Saudi Arabian Oil Co.	3.500%	4/16/29	36,812	34,440
	Schlumberger Investment SA	4.500%	5/15/28	31,570	31,619
[10]	Southern Gas Corridor CJSC	6.875%	3/24/26	24,005	24,329
	Spectra Energy Partners LP	3.500%	3/15/25	11,985	11,750
	Spectra Energy Partners LP	3.375%	10/15/26	20,242	19,507
[3]	Sunoco LP / Sunoco Finance Corp.	7.000%	9/15/28	2,778	2,844
[3]	Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp.	7.375%	2/15/29	3,445	3,436
	Targa Resources Corp.	5.200%	7/1/27	36,635	36,815
	Targa Resources Partners LP / Targa Resources Partners Finance Corp.	6.500%	7/15/27	4,121	4,192
	Targa Resources Partners LP / Targa Resources Partners Finance Corp.	6.875%	1/15/29	3,937	4,059
[8]	TotalEnergies SE	2.000%	Perpetual	1,400	1,409
	TransCanada PipeLines Ltd.	4.875%	1/15/26	28,389	28,331
	TransCanada PipeLines Ltd.	4.250%	5/15/28	27,026	26,363
	Transcontinental Gas Pipe Line Co. LLC	4.000%	3/15/28	28,270	27,484
[3]	Valaris Ltd.	8.375%	4/30/30	4,835	4,951
[3]	Venture Global Calcasieu Pass LLC	3.875%	8/15/29	1,650	1,474
[3]	Venture Global LNG Inc.	8.125%	6/1/28	4,325	4,376
[3]	Venture Global LNG Inc.	9.500%	2/1/29	10,925	11,606
	Western Midstream Operating LP	3.950%	6/1/25	22,439	21,979
	Western Midstream Operating LP	4.650%	7/1/26	3,620	3,565
	Western Midstream Operating LP	4.500%	3/1/28	9,635	9,364
	Williams Cos. Inc.	4.000%	9/15/25	9,899	9,739
	Williams Cos. Inc.	5.400%	3/2/26	24,115	24,364
	Williams Cos. Inc.	3.750%	6/15/27	23,300	22,485
	Williams Cos. Inc.	5.300%	8/15/28	59,155	60,311
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Williams Cos. Inc.	4.900%	3/15/29	85,890	85,957
					3,530,082
Financials (29.3%)
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	4.450%	10/1/25	18,100	17,808
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	1.750%	1/30/26	67,076	62,465
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	2.450%	10/29/26	77,240	71,641
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	6.100%	1/15/27	50,650	51,759
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	3.650%	7/21/27	22,393	21,288
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	4.625%	10/15/27	36,881	36,140
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	5.750%	6/6/28	63,750	64,999
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	3.000%	10/29/28	19,300	17,480
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	5.100%	1/19/29	24,020	23,860
	Affiliated Managers Group Inc.	3.500%	8/1/25	9,700	9,455
	Aflac Inc.	1.125%	3/15/26	43,772	40,464
	Air Lease Corp.	3.375%	7/1/25	17,583	17,072
	Air Lease Corp.	2.875%	1/15/26	53,365	50,973
	Air Lease Corp.	3.750%	6/1/26	4,000	3,873
	Air Lease Corp.	2.200%	1/15/27	29,100	26,710
	Air Lease Corp.	5.300%	2/1/28	25,500	25,682
	Air Lease Corp.	4.625%	10/1/28	14,616	14,327
	Air Lease Corp.	5.100%	3/1/29	48,050	47,705
	Allstate Corp.	0.750%	12/15/25	9,670	8,967
	Ally Financial Inc.	4.750%	6/9/27	29,000	28,223
	Ally Financial Inc.	6.992%	6/13/29	41,330	42,743
	American Express Co.	2.550%	3/4/27	62,526	58,608
	American International Group Inc.	3.900%	4/1/26	7,411	7,251
	American International Group Inc.	4.200%	4/1/28	4,810	4,716
	American International Group Inc.	5.750%	4/1/48	7,059	7,009
	Ameriprise Financial Inc.	3.000%	4/2/25	20,610	20,141
	Ameriprise Financial Inc.	2.875%	9/15/26	11,645	11,147
	Ameriprise Financial Inc.	5.700%	12/15/28	43,300	45,340
[3]	Antares Holdings LP	2.750%	1/15/27	33,939	30,402
[3]	Antares Holdings LP	7.950%	8/11/28	19,250	20,097
	Aon Corp. / Aon Global Holdings plc	2.850%	5/28/27	26,800	25,316
	Aon Global Ltd.	3.875%	12/15/25	10,782	10,583
	Ares Capital Corp.	2.150%	7/15/26	31,073	28,372
	Ares Capital Corp.	7.000%	1/15/27	38,640	39,644
	Ares Capital Corp.	2.875%	6/15/28	17,600	15,616
	Ares Capital Corp.	5.875%	3/1/29	26,220	25,976
[8]	Argenta Spaarbank NV	1.000%	10/13/26	17,600	17,936
	Athene Holding Ltd.	4.125%	1/12/28	31,391	30,265
[8]	Australia & New Zealand Banking Group Ltd.	0.669%	5/5/31	2,000	1,993
[9]	Aviva plc	6.125%	11/14/36	7,200	9,279
	Banco Santander SA	5.147%	8/18/25	8,550	8,514
	Banco Santander SA	5.179%	11/19/25	5,225	5,194

Short-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Banco Santander SA	1.849%	3/25/26	28,290	26,359
	Banco Santander SA	5.294%	8/18/27	23,240	23,269
	Banco Santander SA	1.722%	9/14/27	17,840	16,179
[8]	Banco Santander SA	2.125%	2/8/28	1,000	1,018
	Banco Santander SA	6.607%	11/7/28	24,060	25,554
	Bank of America Corp.	3.950%	4/21/25	45,470	44,756
	Bank of America Corp.	2.015%	2/13/26	32,644	31,482
	Bank of America Corp.	4.450%	3/3/26	53,863	53,378
	Bank of America Corp.	3.384%	4/2/26	92,240	90,177
	Bank of America Corp.	1.319%	6/19/26	65,000	61,506
	Bank of America Corp.	4.827%	7/22/26	53,104	52,827
	Bank of America Corp.	4.250%	10/22/26	27,110	26,729
	Bank of America Corp.	1.197%	10/24/26	42,600	39,729
	Bank of America Corp.	5.080%	1/20/27	25,800	25,792
	Bank of America Corp.	1.658%	3/11/27	48,515	45,152
	Bank of America Corp.	3.559%	4/23/27	28,110	27,155
	Bank of America Corp.	1.734%	7/22/27	137,745	126,964
	Bank of America Corp.	5.933%	9/15/27	54,420	55,572
	Bank of America Corp.	3.824%	1/20/28	73,909	71,657
	Bank of America Corp.	2.551%	2/4/28	83,171	77,397
	Bank of America Corp.	3.705%	4/24/28	45,747	43,962
	Bank of America Corp.	4.376%	4/27/28	71,450	70,027
	Bank of America Corp.	4.948%	7/22/28	71,115	71,207
	Bank of America Corp.	6.204%	11/10/28	40,360	42,154
	Bank of America Corp.	3.419%	12/20/28	87,302	82,534
	Bank of America Corp.	3.970%	3/5/29	14,167	13,617
	Bank of America Corp.	5.202%	4/25/29	101,809	102,557
	Bank of America Corp.	2.087%	6/14/29	18,643	16,511
	Bank of America Corp.	4.271%	7/23/29	13,195	12,782
	Bank of America Corp.	5.819%	9/15/29	48,100	49,725
	Bank of America NA	5.526%	8/18/26	24,150	24,602
	Bank of Montreal	5.300%	6/5/26	20,323	20,536
	Bank of Montreal	1.250%	9/15/26	17,001	15,544
	Bank of Montreal	5.266%	12/11/26	38,480	38,971
	Bank of Montreal	5.203%	2/1/28	6,910	7,019
	Bank of Montreal	5.717%	9/25/28	9,625	9,988
	Bank of New York Mellon Corp.	4.947%	4/26/27	90,000	90,156
	Bank of New York Mellon Corp.	3.400%	1/29/28	25,829	24,711
	Bank of New York Mellon Corp.	3.442%	2/7/28	49,964	48,178
	Bank of New York Mellon Corp.	5.802%	10/25/28	37,675	39,008
	Bank of New York Mellon Corp.	4.543%	2/1/29	39,500	39,287
	Bank of New York Mellon Corp.	6.317%	10/25/29	19,250	20,433
	Bank of Nova Scotia	4.500%	12/16/25	47,180	46,525
	Bank of Nova Scotia	4.750%	2/2/26	16,869	16,845
	Bank of Nova Scotia	1.050%	3/2/26	40,210	37,195
	Bank of Nova Scotia	2.700%	8/3/26	23,248	22,096
	Bank of Nova Scotia	1.950%	2/2/27	27,540	25,480
	Bank of Nova Scotia	5.250%	6/12/28	30,490	31,055
[8]	Banque Federative du Credit Mutuel SA	1.625%	11/15/27	2,000	2,005
[8]	Banque Federative du Credit Mutuel SA	2.500%	5/25/28	12,400	12,770
	Barclays plc	4.375%	1/12/26	51,772	51,064
	Barclays plc	2.852%	5/7/26	18,726	18,124
	Barclays plc	5.200%	5/12/26	27,955	27,801
	Barclays plc	5.304%	8/9/26	54,190	54,132
	Barclays plc	5.829%	5/9/27	57,800	58,283
	Barclays plc	6.496%	9/13/27	9,620	9,891
	Barclays plc	2.279%	11/24/27	9,930	9,135
	Barclays plc	4.836%	5/9/28	5,930	5,766
	Barclays plc	5.501%	8/9/28	25,200	25,314
	Barclays plc	7.385%	11/2/28	48,160	51,411
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Barclays plc	4.972%	5/16/29	35,000	34,405
	Barclays plc	6.490%	9/13/29	47,666	49,774
[9]	Barclays plc	8.407%	11/14/32	700	944
	Blue Owl Capital Corp.	3.750%	7/22/25	9,580	9,257
	Blue Owl Capital Corp.	4.250%	1/15/26	1,940	1,873
	Blue Owl Capital Corp.	3.400%	7/15/26	19,355	18,101
	Blue Owl Capital Corp.	5.950%	3/15/29	24,220	24,034
[3]	BPCE SA	5.716%	1/18/30	19,220	19,342
	Canadian Imperial Bank of Commerce	1.250%	6/22/26	28,855	26,571
	Canadian Imperial Bank of Commerce	5.001%	4/28/28	53,100	53,471
	Canadian Imperial Bank of Commerce	5.986%	10/3/28	38,510	40,300
	Capital One Financial Corp.	4.200%	10/29/25	23,563	23,164
	Capital One Financial Corp.	2.636%	3/3/26	72,400	70,041
	Capital One Financial Corp.	3.750%	3/9/27	43,898	42,155
	Capital One Financial Corp.	7.149%	10/29/27	43,760	45,599
	Capital One Financial Corp.	1.878%	11/2/27	47,290	42,990
	Capital One Financial Corp.	4.927%	5/10/28	38,600	38,059
	Capital One Financial Corp.	5.468%	2/1/29	58,615	58,694
	Capital One Financial Corp.	6.312%	6/8/29	131,490	135,510
	Capital One Financial Corp.	5.700%	2/1/30	53,020	53,505
	Charles Schwab Corp.	3.625%	4/1/25	44,839	44,053
	Charles Schwab Corp.	3.850%	5/21/25	49,262	48,495
	Charles Schwab Corp.	0.900%	3/11/26	26,115	24,041
	Charles Schwab Corp.	1.150%	5/13/26	29,150	26,813
	Charles Schwab Corp.	2.450%	3/3/27	42,975	40,130
	Charles Schwab Corp.	3.300%	4/1/27	20,174	19,338
	Charles Schwab Corp.	2.000%	3/20/28	1,145	1,024
	Charles Schwab Corp.	5.643%	5/19/29	64,370	65,851
	Charles Schwab Corp.	6.196%	11/17/29	80,402	84,040
	Chubb INA Holdings Inc.	3.350%	5/3/26	85,281	82,852
	Citibank NA	5.488%	12/4/26	28,720	29,274
	Citibank NA	5.803%	9/29/28	48,000	50,010
	Citigroup Inc.	4.600%	3/9/26	54,240	53,817
	Citigroup Inc.	3.290%	3/17/26	24,200	23,642
	Citigroup Inc.	3.400%	5/1/26	28,800	27,887
	Citigroup Inc.	3.200%	10/21/26	84,303	80,650
	Citigroup Inc.	4.300%	11/20/26	26,104	25,667
	Citigroup Inc.	1.122%	1/28/27	23,523	21,728
	Citigroup Inc.	1.462%	6/9/27	42,850	39,358
	Citigroup Inc.	4.450%	9/29/27	33,114	32,438
	Citigroup Inc.	3.887%	1/10/28	38,540	37,431
	Citigroup Inc.	3.070%	2/24/28	48,150	45,540
	Citigroup Inc.	3.668%	7/24/28	68,196	65,260
	Citigroup Inc.	4.125%	7/25/28	4,700	4,538
	Citigroup Inc.	3.520%	10/27/28	16,040	15,229
	Citigroup Inc.	4.075%	4/23/29	8,580	8,277
[9]	Close Brothers Finance plc	2.750%	10/19/26	2,200	2,570
	CNO Financial Group Inc.	5.250%	5/30/25	22,250	22,209
	Comerica Inc.	5.982%	1/30/30	482	480
[5,11]	Commonwealth Bank of Australia, 3M Australian Bank Bill Rate + 0.700%	4.852%	1/14/27	19,300	12,638
[5,11]	Commonwealth Bank of Australia, 3M Australian Bank Bill Rate + 1.320%	5.703%	8/20/31	36,700	23,899
[5,11]	Commonwealth Bank of Australia, 3M Australian Bank Bill Rate + 1.800%	6.160%	9/10/30	7,300	4,814
	Cooperatieve Rabobank UA	4.375%	8/4/25	18,700	18,414
	Cooperatieve Rabobank UA	3.750%	7/21/26	48,131	46,349
	Cooperatieve Rabobank UA	4.800%	1/9/29	28,830	29,014
	Corebridge Financial Inc.	3.500%	4/4/25	54,043	52,873

Short-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Corebridge Financial Inc.	3.650%	4/5/27	84,327	80,965
	Credit Suisse AG	3.700%	2/21/25	32,578	32,062
	Credit Suisse AG	2.950%	4/9/25	29,340	28,536
[8]	Credit Suisse AG	0.250%	1/5/26	17,000	17,254
	Credit Suisse AG	1.250%	8/7/26	69,350	63,124
	Credit Suisse AG	5.000%	7/9/27	77,009	77,140
	Credit Suisse AG	7.500%	2/15/28	32,831	35,882
[8]	Danske Bank A/S	1.500%	9/2/30	2,000	2,062
[8]	Danske Bank A/S	1.000%	5/15/31	4,500	4,544
	Deutsche Bank AG	4.500%	4/1/25	13,780	13,562
	Deutsche Bank AG	6.119%	7/14/26	7,962	8,016
	Deutsche Bank AG	2.129%	11/24/26	69,850	65,742
[8]	Deutsche Bank AG	1.625%	1/20/27	4,000	4,078
	Deutsche Bank AG	7.146%	7/13/27	57,500	59,546
	Deutsche Bank AG	2.311%	11/16/27	44,216	40,447
	Deutsche Bank AG	2.552%	1/7/28	3,966	3,643
	Deutsche Bank AG	6.720%	1/18/29	33,670	35,043
	Deutsche Bank AG	6.819%	11/20/29	45,970	48,215
	Discover Bank	3.450%	7/27/26	34,435	32,797
	Discover Bank	5.974%	8/9/28	14,450	14,056
[12,13]	DPS Lehman Brothers Holdings	3.500%	8/19/65	9,410	1
	Eaton Vance Corp.	3.500%	4/6/27	138	132
	Equitable Holdings Inc.	4.350%	4/20/28	14,455	14,068
[3]	F&G Global Funding	1.750%	6/30/26	18,649	16,961
	Fidelity National Financial Inc.	4.500%	8/15/28	1,230	1,197
	Fifth Third Bancorp	2.550%	5/5/27	10,075	9,340
	Fifth Third Bancorp	1.707%	11/1/27	36,393	32,946
	Fifth Third Bancorp	3.950%	3/14/28	39,275	37,853
	Fifth Third Bancorp	6.361%	10/27/28	76,859	79,416
	Fifth Third Bancorp	6.339%	7/27/29	107,065	111,342
	Fifth Third Bancorp	4.772%	7/28/30	28,111	27,362
	Fifth Third Bank NA	3.950%	7/28/25	27,670	27,184
	Fifth Third Bank NA	3.850%	3/15/26	11,645	11,288
	Fifth Third Bank NA	2.250%	2/1/27	4,750	4,395
	FS KKR Capital Corp.	3.400%	1/15/26	17,880	17,012
	GATX Corp.	3.250%	3/30/25	2,109	2,055
	GATX Corp.	3.250%	9/15/26	9,710	9,319
[3]	GGAM Finance Ltd.	8.000%	2/15/27	5,090	5,244
[3]	GGAM Finance Ltd.	8.000%	6/15/28	960	1,001
[3]	Global Atlantic Fin Co.	4.400%	10/15/29	10,305	9,481
[3]	Global Atlantic Fin Co.	3.125%	6/15/31	9,600	7,872
	Goldman Sachs Group Inc.	3.500%	4/1/25	50,929	49,972
[8]	Goldman Sachs Group Inc.	1.250%	5/1/25	5,000	5,242
	Goldman Sachs Group Inc.	3.750%	5/22/25	58,690	57,684
	Goldman Sachs Group Inc.	4.250%	10/21/25	46,769	46,085
	Goldman Sachs Group Inc.	5.798%	8/10/26	35,380	35,717
	Goldman Sachs Group Inc.	3.500%	11/16/26	15,485	14,976
	Goldman Sachs Group Inc.	1.093%	12/9/26	15,861	14,726
	Goldman Sachs Group Inc.	1.431%	3/9/27	99,088	91,677
	Goldman Sachs Group Inc.	1.542%	9/10/27	33,900	30,924
	Goldman Sachs Group Inc.	1.948%	10/21/27	64,400	59,211
	Goldman Sachs Group Inc.	2.640%	2/24/28	61,082	56,894
	Goldman Sachs Group Inc.	3.615%	3/15/28	57,214	54,868
[9]	Goldman Sachs Group Inc.	7.250%	4/10/28	4,700	6,449
	Goldman Sachs Group Inc.	3.691%	6/5/28	25,357	24,321
	Goldman Sachs Group Inc.	4.482%	8/23/28	82,840	81,489
	Goldman Sachs Group Inc.	6.484%	10/24/29	38,400	40,757
	Golub Capital BDC Inc.	7.050%	12/5/28	29,920	31,035
	Hanover Insurance Group Inc.	4.500%	4/15/26	9,700	9,552
	Horace Mann Educators Corp.	7.250%	9/15/28	19,300	20,955
	HSBC Holdings plc	4.250%	8/18/25	39,693	39,096
	HSBC Holdings plc	4.300%	3/8/26	24,965	24,578
	HSBC Holdings plc	2.999%	3/10/26	41,330	40,182
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	HSBC Holdings plc	1.645%	4/18/26	65,094	62,118
	HSBC Holdings plc	3.900%	5/25/26	29,850	29,097
	HSBC Holdings plc	2.099%	6/4/26	72,592	69,420
	HSBC Holdings plc	4.292%	9/12/26	54,263	53,283
	HSBC Holdings plc	1.589%	5/24/27	78,926	72,620
[9]	HSBC Holdings plc	1.750%	7/24/27	8,200	9,529
	HSBC Holdings plc	5.887%	8/14/27	30,000	30,425
	HSBC Holdings plc	2.251%	11/22/27	31,640	29,153
	HSBC Holdings plc	4.041%	3/13/28	58,858	56,871
[8]	HSBC Holdings plc	3.125%	6/7/28	1,000	1,057
	HSBC Holdings plc	4.755%	6/9/28	44,881	44,271
	HSBC Holdings plc	5.210%	8/11/28	36,420	36,382
	HSBC Holdings plc	2.013%	9/22/28	9,650	8,620
	HSBC Holdings plc	7.390%	11/3/28	41,230	44,281
	HSBC Holdings plc	6.161%	3/9/29	41,012	42,386
	HSBC Holdings plc	4.583%	6/19/29	16,061	15,614
	HSBC Holdings plc	2.206%	8/17/29	33,710	29,481
[3]	HUB International Ltd.	7.250%	6/15/30	390	401
	Huntington Bancshares Inc.	4.443%	8/4/28	37,512	36,425
	Huntington Bancshares Inc.	6.208%	8/21/29	81,070	83,767
	Huntington National Bank	4.008%	5/16/25	16,996	16,832
	Huntington National Bank	5.699%	11/18/25	16,162	16,074
	Huntington National Bank	4.552%	5/17/28	6,160	5,986
	ING Groep NV	3.950%	3/29/27	9,600	9,316
	ING Groep NV	1.726%	4/1/27	10,720	9,954
	ING Groep NV	6.083%	9/11/27	9,627	9,824
	ING Groep NV	4.550%	10/2/28	14,424	14,223
	Intercontinental Exchange Inc.	3.750%	12/1/25	25,590	25,105
	Intercontinental Exchange Inc.	4.000%	9/15/27	52,800	51,743
	Invesco Finance plc	3.750%	1/15/26	13,760	13,424
[8]	JAB Holdings BV	1.000%	12/20/27	17,800	17,656
	Jefferies Financial Group Inc.	5.875%	7/21/28	19,260	19,916
	JPMorgan Chase & Co.	2.005%	3/13/26	14,947	14,395
	JPMorgan Chase & Co.	3.200%	6/15/26	10,994	10,633
	JPMorgan Chase & Co.	2.950%	10/1/26	4,919	4,710
	JPMorgan Chase & Co.	1.045%	11/19/26	71,335	66,327
	JPMorgan Chase & Co.	4.125%	12/15/26	19,304	19,009
	JPMorgan Chase & Co.	1.040%	2/4/27	52,069	48,081
	JPMorgan Chase & Co.	1.578%	4/22/27	69,650	64,644
	JPMorgan Chase & Co.	1.470%	9/22/27	52,510	47,922
	JPMorgan Chase & Co.	5.040%	1/23/28	26,840	26,958
	JPMorgan Chase & Co.	3.782%	2/1/28	52,032	50,348
	JPMorgan Chase & Co.	2.947%	2/24/28	4,953	4,675
	JPMorgan Chase & Co.	4.323%	4/26/28	82,806	81,375
	JPMorgan Chase & Co.	3.540%	5/1/28	16,489	15,799
	JPMorgan Chase & Co.	2.182%	6/1/28	26,100	23,961
	JPMorgan Chase & Co.	4.005%	4/23/29	48,886	47,247
	JPMorgan Chase & Co.	2.069%	6/1/29	14,430	12,859
	JPMorgan Chase & Co.	4.203%	7/23/29	35,620	34,675
	JPMorgan Chase & Co.	6.087%	10/23/29	24,090	25,274
	JPMorgan Chase & Co.	5.012%	1/23/30	35,440	35,627
	JPMorgan Chase Bank NA	5.110%	12/8/26	82,160	83,204
[8]	KBC Group NV	4.875%	4/25/33	1,000	1,100
	Kemper Corp.	4.350%	2/15/25	9,059	8,919
	KeyBank NA	4.700%	1/26/26	20,000	19,612
	KeyBank NA	5.850%	11/15/27	41,553	41,695
[3]	Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp.	5.250%	10/1/25	4,075	4,006
	Lazard Group LLC	3.750%	2/13/25	7,625	7,479
	Lloyds Banking Group plc	4.582%	12/10/25	37,563	36,956
	Lloyds Banking Group plc	4.650%	3/24/26	1,080	1,062
	Lloyds Banking Group plc	4.716%	8/11/26	27,220	26,930

Short-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Lloyds Banking Group plc	3.750%	1/11/27	33,555	32,345
	Lloyds Banking Group plc	1.627%	5/11/27	18,455	16,985
	Lloyds Banking Group plc	5.985%	8/7/27	28,950	29,391
	Lloyds Banking Group plc	5.462%	1/5/28	28,830	28,999
	Lloyds Banking Group plc	3.750%	3/18/28	9,700	9,286
	Lloyds Banking Group plc	5.871%	3/6/29	20,200	20,676
[5,11]	Lloyds Banking Group plc, 3M Australian Bank Bill Rate + 2.000%	6.363%	3/17/29	19,860	13,169
	LPL Holdings Inc.	6.750%	11/17/28	8,500	8,980
	M&T Bank Corp.	4.553%	8/16/28	99,932	96,516
	M&T Bank Corp.	7.413%	10/30/29	184,787	199,112
[5,11]	Macquarie Bank Ltd., 3M Australian Bank Bill Rate + 1.550%	5.913%	6/17/31	2,890	1,890
[5,11]	Macquarie Bank Ltd., 3M Australian Bank Bill Rate + 2.900%	7.274%	5/28/30	25,530	17,043
	Manufacturers & Traders Trust Co.	2.900%	2/6/25	4,750	4,625
	Manufacturers & Traders Trust Co.	5.400%	11/21/25	14,890	14,850
	Manufacturers & Traders Trust Co.	4.650%	1/27/26	92,570	91,348
	Manufacturers & Traders Trust Co.	4.700%	1/27/28	98,623	96,749
	Marsh & McLennan Cos. Inc.	3.500%	3/10/25	19,790	19,476
	Mitsubishi UFJ Financial Group Inc.	1.412%	7/17/25	25,085	23,786
	Mitsubishi UFJ Financial Group Inc.	2.757%	9/13/26	10,340	9,796
	Mitsubishi UFJ Financial Group Inc.	1.538%	7/20/27	63,638	58,556
	Mitsubishi UFJ Financial Group Inc.	1.640%	10/13/27	26,740	24,474
	Mitsubishi UFJ Financial Group Inc.	2.341%	1/19/28	46,740	43,485
	Mitsubishi UFJ Financial Group Inc.	5.017%	7/20/28	18,600	18,614
	Mitsubishi UFJ Financial Group Inc.	5.354%	9/13/28	3,840	3,890
	Mitsubishi UFJ Financial Group Inc.	5.422%	2/22/29	35,720	36,385
	Mitsubishi UFJ Financial Group Inc.	5.242%	4/19/29	36,450	36,991
	Mizuho Financial Group Inc.	1.234%	5/22/27	32,831	30,053
	Mizuho Financial Group Inc.	1.554%	7/9/27	39,740	36,451
	Mizuho Financial Group Inc.	5.667%	5/27/29	18,877	19,289
	Morgan Stanley	4.000%	7/23/25	10,692	10,553
	Morgan Stanley	5.000%	11/24/25	25,000	24,996
	Morgan Stanley	3.875%	1/27/26	73,795	72,475
	Morgan Stanley	3.125%	7/27/26	12,619	12,107
	Morgan Stanley	4.350%	9/8/26	41,130	40,509
	Morgan Stanley	6.138%	10/16/26	27,614	28,116
	Morgan Stanley	3.625%	1/20/27	47,257	45,977
	Morgan Stanley	3.950%	4/23/27	25,965	25,270
	Morgan Stanley	1.593%	5/4/27	54,835	50,767
	Morgan Stanley	1.512%	7/20/27	66,650	61,162
[8]	Morgan Stanley	0.406%	10/29/27	8,226	8,193
	Morgan Stanley	2.475%	1/21/28	74,740	69,673
	Morgan Stanley	4.210%	4/20/28	29,100	28,418
[5]	Morgan Stanley	3.591%	7/22/28	16,409	15,694
	Morgan Stanley	6.296%	10/18/28	80,140	83,753
	Morgan Stanley	3.772%	1/24/29	26,000	24,830
	Morgan Stanley	5.123%	2/1/29	47,700	47,838
	Morgan Stanley	5.164%	4/20/29	122,260	122,876
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Morgan Stanley	5.449%	7/20/29	29,795	30,308
	Morgan Stanley	6.407%	11/1/29	24,060	25,492
	Morgan Stanley	5.173%	1/16/30	25,700	25,907
	Morgan Stanley Bank NA	4.754%	4/21/26	34,469	34,477
	Morgan Stanley Bank NA	5.882%	10/30/26	38,500	39,584
	Morgan Stanley Bank NA	4.952%	1/14/28	37,380	37,482
	Nasdaq Inc.	5.650%	6/28/25	56,888	57,420
	Nasdaq Inc.	5.350%	6/28/28	84,700	86,802
	National Australia Bank Ltd.	4.787%	1/10/29	19,230	19,344
	National Bank of Canada	5.600%	12/18/28	28,860	29,562
[3]	Nationstar Mortgage Holdings Inc.	5.000%	2/1/26	4,830	4,706
[8]	NatWest Group plc	1.750%	3/2/26	14,500	15,291
	NatWest Group plc	5.847%	3/2/27	28,240	28,503
	NatWest Group plc	1.642%	6/14/27	21,640	19,868
	NatWest Group plc	3.073%	5/22/28	10,846	10,128
	NatWest Group plc	5.516%	9/30/28	9,700	9,776
	NatWest Group plc	4.892%	5/18/29	10,541	10,355
	NatWest Group plc	3.754%	11/1/29	30,835	30,214
	NatWest Group plc	5.076%	1/27/30	10,580	10,455
[9]	NatWest Group plc	3.622%	8/14/30	2,000	2,438
[9]	NatWest Group plc	2.105%	11/28/31	7,300	8,292
[8]	NatWest Markets plc	0.125%	11/12/25	9,700	9,889
[8]	NN Group NV	6.000%	11/3/43	2,000	2,298
	Nomura Holdings Inc.	1.851%	7/16/25	13,236	12,589
	Nomura Holdings Inc.	2.329%	1/22/27	24,300	22,383
	Nomura Holdings Inc.	5.386%	7/6/27	19,400	19,498
	Nomura Holdings Inc.	5.842%	1/18/28	16,310	16,694
	Nomura Holdings Inc.	6.070%	7/12/28	21,123	21,855
	Nomura Holdings Inc.	2.172%	7/14/28	1,311	1,154
	OneMain Finance Corp.	3.500%	1/15/27	2,438	2,238
	OneMain Finance Corp.	3.875%	9/15/28	1,330	1,166
	OneMain Finance Corp.	7.875%	3/15/30	755	767
[8]	OP Corporate Bank plc	1.625%	6/9/30	500	519
[3]	Penske Truck Leasing Co. LP / PTL Finance Corp.	1.200%	11/15/25	58,335	54,273
[3]	Penske Truck Leasing Co. LP / PTL Finance Corp.	5.750%	5/24/26	33,730	34,047
[3]	Penske Truck Leasing Co. LP / PTL Finance Corp.	5.350%	1/12/27	13,350	13,415
[3]	Penske Truck Leasing Co. LP / PTL Finance Corp.	5.875%	11/15/27	1,959	2,007
[3]	Penske Truck Leasing Co. LP / PTL Finance Corp.	6.050%	8/1/28	28,725	29,833
[9]	Phoenix Group Holdings plc	6.625%	12/18/25	23,593	30,394
	PNC Financial Services Group Inc.	5.812%	6/12/26	23,870	24,010
	PNC Financial Services Group Inc.	4.758%	1/26/27	71,067	70,616
	PNC Financial Services Group Inc.	6.615%	10/20/27	36,382	37,814
	PNC Financial Services Group Inc.	5.300%	1/21/28	33,410	33,703
	PNC Financial Services Group Inc.	5.354%	12/2/28	81,530	82,522
	PNC Financial Services Group Inc.	5.582%	6/12/29	197,095	201,213
	Principal Financial Group Inc.	3.100%	11/15/26	5,935	5,672
	Progressive Corp.	2.500%	3/15/27	34,943	32,882
[3]	Protective Life Global Funding	1.618%	4/15/26	22,570	20,947
[8]	Raiffeisen Schweiz Genossenschaft	5.230%	11/1/27	6,900	7,832
	Regions Financial Corp.	1.800%	8/12/28	6,284	5,406

Short-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[3]	Rocket Mortgage LLC / Rocket Mortgage Co-Issuer Inc.	2.875%	10/15/26	2,840	2,633
[9]	Rothesay Life plc	8.000%	10/30/25	19,730	25,765
[9]	Rothesay Life plc	3.375%	7/12/26	1,862	2,238
	Royal Bank of Canada	1.150%	7/14/26	23,045	21,161
	Royal Bank of Canada	1.400%	11/2/26	24,074	22,017
	Royal Bank of Canada	4.875%	1/19/27	19,150	19,239
	Royal Bank of Canada	3.625%	5/4/27	20,530	19,862
	Royal Bank of Canada	4.240%	8/3/27	10,600	10,450
	Royal Bank of Canada	6.000%	11/1/27	48,300	50,481
	Royal Bank of Canada	4.900%	1/12/28	35,390	35,726
	Royal Bank of Canada	5.200%	8/1/28	24,080	24,527
	Royal Bank of Canada	4.950%	2/1/29	19,250	19,400
	Santander Holdings USA Inc.	3.450%	6/2/25	36,885	35,866
	Santander Holdings USA Inc.	6.499%	3/9/29	24,430	25,198
	Santander Holdings USA Inc.	6.174%	1/9/30	28,830	28,980
	Santander UK Group Holdings plc	1.532%	8/21/26	18,395	17,238
	Santander UK Group Holdings plc	6.833%	11/21/26	48,880	49,919
	Santander UK Group Holdings plc	1.673%	6/14/27	63,415	57,953
	Santander UK Group Holdings plc	2.469%	1/11/28	23,571	21,624
	Santander UK Group Holdings plc	6.534%	1/10/29	19,270	19,983
	Sixth Street Specialty Lending Inc.	2.500%	8/1/26	9,700	8,917
	Sixth Street Specialty Lending Inc.	6.950%	8/14/28	28,628	29,503
	Sixth Street Specialty Lending Inc.	6.125%	3/1/29	24,520	24,456
[8]	Standard Chartered plc	2.500%	9/9/30	1,000	1,049
[5,11]	Standard Chartered plc, 3M Australian Bank Bill Rate + 1.850%	6.210%	6/28/25	20,500	13,482
	State Street Corp.	5.820%	11/4/28	12,460	12,910
	State Street Corp.	5.684%	11/21/29	1,677	1,732
	Sumitomo Mitsui Financial Group Inc.	0.948%	1/12/26	2,800	2,596
	Sumitomo Mitsui Financial Group Inc.	5.464%	1/13/26	7,840	7,922
	Sumitomo Mitsui Financial Group Inc.	3.784%	3/9/26	23,160	22,640
	Sumitomo Mitsui Financial Group Inc.	5.880%	7/13/26	21,540	22,008
	Sumitomo Mitsui Financial Group Inc.	2.632%	7/14/26	58,324	55,355
	Sumitomo Mitsui Financial Group Inc.	1.402%	9/17/26	47,940	43,836
	Sumitomo Mitsui Financial Group Inc.	3.446%	1/11/27	23,285	22,453
	Sumitomo Mitsui Financial Group Inc.	2.174%	1/14/27	19,400	17,998
	Sumitomo Mitsui Financial Group Inc.	3.364%	7/12/27	9,700	9,253
	Sumitomo Mitsui Financial Group Inc.	5.520%	1/13/28	33,190	33,948
	Sumitomo Mitsui Financial Group Inc.	5.800%	7/13/28	9,630	9,965
	Sumitomo Mitsui Financial Group Inc.	1.902%	9/17/28	12,670	11,136
[5,11]	Sumitomo Mitsui Financial Group Inc., 3M Australian Bank Bill Rate + 1.250%	5.402%	10/16/24	13,821	9,086
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Synchrony Bank	5.400%	8/22/25	24,600	24,414
	Synchrony Financial	4.500%	7/23/25	31,729	31,038
	Synchrony Financial	3.700%	8/4/26	23,619	22,383
	Synovus Bank	5.625%	2/15/28	21,284	20,824
	Toronto-Dominion Bank	1.200%	6/3/26	25,466	23,468
	Toronto-Dominion Bank	5.532%	7/17/26	48,720	49,581
	Toronto-Dominion Bank	1.250%	9/10/26	55,126	50,506
	Toronto-Dominion Bank	5.264%	12/11/26	4,813	4,893
	Toronto-Dominion Bank	2.800%	3/10/27	88,455	83,691
	Toronto-Dominion Bank	4.108%	6/8/27	43,250	42,404
	Toronto-Dominion Bank	5.156%	1/10/28	46,885	47,526
	Toronto-Dominion Bank	5.523%	7/17/28	48,080	49,461
	Toronto-Dominion Bank	3.625%	9/15/31	11,000	10,567
	Trinity Acquisition plc	4.400%	3/15/26	1,367	1,348
	Truist Bank	3.625%	9/16/25	20,650	20,104
	Truist Financial Corp.	6.047%	6/8/27	67,457	68,706
	Truist Financial Corp.	4.873%	1/26/29	80,020	79,013
	Truist Financial Corp.	7.161%	10/30/29	16,166	17,448
	UBS AG	5.800%	9/11/25	60,749	61,524
	UBS AG	5.650%	9/11/28	84,810	87,660
[3]	UBS Group AG	4.282%	1/9/28	52,310	50,930
[3]	UBS Group AG	5.428%	2/8/30	139,110	140,216
[3]	United Wholesale Mortgage LLC	5.500%	11/15/25	1,510	1,490
	US Bancorp	5.727%	10/21/26	33,181	33,516
	US Bancorp	4.548%	7/22/28	147,258	145,319
	US Bancorp	4.653%	2/1/29	62,230	61,213
	US Bancorp	5.775%	6/12/29	55,175	56,542
	US Bancorp	5.384%	1/23/30	42,650	43,145
	Voya Financial Inc.	3.650%	6/15/26	11,895	11,510
[12,13]	Washington Mutual Bank / Debt not acquired by JPMorgan	6.875%	6/15/11	21,983	2
	Wells Fargo & Co.	3.550%	9/29/25	78,882	77,160
	Wells Fargo & Co.	2.164%	2/11/26	50,000	48,306
	Wells Fargo & Co.	3.000%	4/22/26	59,157	56,798
	Wells Fargo & Co.	2.188%	4/30/26	77,800	74,846
	Wells Fargo & Co.	4.100%	6/3/26	91,330	89,513
	Wells Fargo & Co.	3.000%	10/23/26	63,585	60,582
[8]	Wells Fargo & Co.	1.375%	10/26/26	43,590	44,698
	Wells Fargo & Co.	3.196%	6/17/27	22,050	21,125
	Wells Fargo & Co.	4.300%	7/22/27	25,615	25,159
	Wells Fargo & Co.	3.526%	3/24/28	86,305	82,678
	Wells Fargo & Co.	3.584%	5/22/28	94,297	90,223
	Wells Fargo & Co.	2.393%	6/2/28	56,429	52,071
	Wells Fargo & Co.	4.808%	7/25/28	61,680	61,331
	Wells Fargo & Co.	5.574%	7/25/29	84,910	86,768
	Wells Fargo & Co.	6.303%	10/23/29	19,250	20,290
	Wells Fargo Bank NA	5.450%	8/7/26	34,530	35,073
	Wells Fargo Bank NA	5.254%	12/11/26	86,570	87,768
	Westpac Banking Corp.	5.535%	11/17/28	28,870	30,001
	Westpac Banking Corp.	2.894%	2/4/30	39,369	38,171
	Westpac Banking Corp.	4.322%	11/23/31	27,918	27,020
[5,11]	Westpac Banking Corp., 3M Australian Bank Bill Rate + 1.230%	5.649%	11/11/27	33,800	22,448
[5,11]	Westpac Banking Corp., 3M Australian Bank Bill Rate + 1.550%	5.892%	1/29/31	10,800	7,085
	Willis North America Inc.	4.650%	6/15/27	19,400	19,250
	Willis North America Inc.	4.500%	9/15/28	12,510	12,237
					15,707,832
Health Care (8.2%)
	AbbVie Inc.	3.800%	3/15/25	55,056	54,384
	AbbVie Inc.	3.600%	5/14/25	26,347	25,911
	AbbVie Inc.	3.200%	5/14/26	24,750	24,020
	AbbVie Inc.	2.950%	11/21/26	139,102	133,353

Short-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	AbbVie Inc.	4.250%	11/14/28	6,854	6,815
	Agilent Technologies Inc.	3.050%	9/22/26	2,000	1,916
[3]	Alcon Finance Corp.	2.750%	9/23/26	19,350	18,311
	Amgen Inc.	5.250%	3/2/25	119,440	119,729
	Amgen Inc.	3.125%	5/1/25	15,679	15,314
	Amgen Inc.	2.200%	2/21/27	39,766	37,042
	Amgen Inc.	3.200%	11/2/27	10,314	9,834
	Amgen Inc.	5.150%	3/2/28	166,208	169,313
	Astrazeneca Finance LLC	1.200%	5/28/26	76,530	70,936
	Astrazeneca Finance LLC	4.875%	3/3/28	45,765	46,517
	Astrazeneca Finance LLC	1.750%	5/28/28	9,555	8,561
	Baxalta Inc.	4.000%	6/23/25	12,304	12,133
	Baxter International Inc.	1.915%	2/1/27	158,915	145,527
	Baxter International Inc.	2.272%	12/1/28	61,195	54,535
[8]	Bayer AG	1.125%	1/6/30	1,000	917
	Becton Dickinson & Co.	3.700%	6/6/27	77,616	75,160
	Becton Dickinson & Co.	4.693%	2/13/28	20,700	20,712
	Boston Scientific Corp.	1.900%	6/1/25	43,755	42,044
	Bristol-Myers Squibb Co.	3.900%	2/20/28	8,801	8,639
	Cardinal Health Inc.	3.410%	6/15/27	981	939
	Cencora Inc.	3.450%	12/15/27	14,815	14,229
	Centene Corp.	4.250%	12/15/27	7,025	6,766
	Centene Corp.	2.450%	7/15/28	19,114	17,045
[3]	CHS/Community Health Systems Inc.	8.000%	3/15/26	2,390	2,353
[3]	CHS/Community Health Systems Inc.	5.625%	3/15/27	1,260	1,167
	Cigna Group	3.250%	4/15/25	24,000	23,474
	Cigna Group	4.125%	11/15/25	91,744	90,358
	Cigna Group	4.500%	2/25/26	9,900	9,822
	Cigna Group	1.250%	3/15/26	22,550	20,879
	Cigna Group	3.400%	3/1/27	36,217	34,845
	Cigna Group	4.375%	10/15/28	31,470	31,039
	CommonSpirit Health	1.547%	10/1/25	32,150	30,211
[3]	CSL Finance plc	3.850%	4/27/27	9,680	9,447
	CVS Health Corp.	3.875%	7/20/25	45,617	44,891
	CVS Health Corp.	5.000%	2/20/26	48,255	48,380
	CVS Health Corp.	2.875%	6/1/26	24,200	23,138
	CVS Health Corp.	3.000%	8/15/26	41,970	40,168
	CVS Health Corp.	3.625%	4/1/27	99,162	95,924
	CVS Health Corp.	1.300%	8/21/27	49,763	44,197
	CVS Health Corp.	4.300%	3/25/28	162,702	159,938
	CVS Health Corp.	5.000%	1/30/29	38,100	38,527
	Elevance Health Inc.	5.350%	10/15/25	11,600	11,663
	Elevance Health Inc.	1.500%	3/15/26	38,795	36,224
	Elevance Health Inc.	4.101%	3/1/28	36,708	35,997
	GE HealthCare Technologies Inc.	5.600%	11/15/25	123,315	124,510
	GE HealthCare Technologies Inc.	5.650%	11/15/27	116,024	119,650
	Gilead Sciences Inc.	3.650%	3/1/26	88,187	86,219
	Gilead Sciences Inc.	2.950%	3/1/27	7,064	6,739
	GlaxoSmithKline Capital Inc.	3.875%	5/15/28	52,159	51,334
	HCA Inc.	5.375%	2/1/25	43,772	43,771
	HCA Inc.	5.250%	4/15/25	47,142	47,094
	HCA Inc.	5.875%	2/15/26	9,625	9,716
	HCA Inc.	5.250%	6/15/26	44,900	45,036
	HCA Inc.	4.500%	2/15/27	33,403	32,967
	HCA Inc.	3.125%	3/15/27	28,845	27,429
[3]	Highmark Inc.	1.450%	5/10/26	50,353	46,132
	Humana Inc.	4.500%	4/1/25	29,165	28,940
	Humana Inc.	1.350%	2/3/27	9,750	8,807
	Humana Inc.	5.750%	3/1/28	16,461	16,990
[3]	LifePoint Health Inc.	11.000%	10/15/30	1,095	1,165
	McKesson Corp.	0.900%	12/3/25	33,440	31,159
	McKesson Corp.	1.300%	8/15/26	33,850	31,116
	McKesson Corp.	3.950%	2/16/28	26,350	25,867
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Merck & Co. Inc.	1.700%	6/10/27	42,980	39,522
	Merck & Co. Inc.	1.900%	12/10/28	5,815	5,215
[3]	Organon & Co. / Organon Foreign Debt Co.-Issuer BV	4.125%	4/30/28	5,905	5,395
[3]	Organon & Co. / Organon Foreign Debt Co.-Issuer BV	5.125%	4/30/31	1,925	1,655
	Pfizer Investment Enterprises Pte Ltd.	4.450%	5/19/26	372,185	370,420
	Pfizer Investment Enterprises Pte Ltd.	4.450%	5/19/28	333,245	332,404
	Providence St. Joseph Health Obligated Group	2.746%	10/1/26	12,893	12,164
	Quest Diagnostics Inc.	3.500%	3/30/25	11,655	11,444
	Quest Diagnostics Inc.	3.450%	6/1/26	6,800	6,600
[3]	Roche Holdings Inc.	2.314%	3/10/27	65,590	61,698
	Royalty Pharma plc	1.200%	9/2/25	36,950	34,653
	Royalty Pharma plc	1.750%	9/2/27	26,975	24,241
	Shire Acquisitions Investments Ireland DAC	3.200%	9/23/26	137,061	131,894
[3]	Star Parent Inc.	9.000%	10/1/30	1,398	1,469
	Stryker Corp.	1.150%	6/15/25	29,100	27,633
	Stryker Corp.	3.375%	11/1/25	2,960	2,887
	Stryker Corp.	3.650%	3/7/28	757	730
	Takeda Pharmaceutical Co. Ltd.	5.000%	11/26/28	7,645	7,752
	Tenet Healthcare Corp.	4.875%	1/1/26	8,155	8,082
	Tenet Healthcare Corp.	4.250%	6/1/29	1,184	1,098
	Teva Pharmaceutical Finance Netherlands III BV	3.150%	10/1/26	800	746
	Teva Pharmaceutical Finance Netherlands III BV	4.750%	5/9/27	780	753
	Teva Pharmaceutical Finance Netherlands III BV	5.125%	5/9/29	340	328
	Thermo Fisher Scientific Inc.	5.000%	12/5/26	28,700	29,084
	Thermo Fisher Scientific Inc.	4.800%	11/21/27	51,576	52,451
	Thermo Fisher Scientific Inc.	5.000%	1/31/29	24,955	25,526
	UnitedHealth Group Inc.	3.700%	5/15/27	13,950	13,645
	UnitedHealth Group Inc.	5.250%	2/15/28	50,721	52,343
	UnitedHealth Group Inc.	3.850%	6/15/28	14,545	14,216
	UnitedHealth Group Inc.	3.875%	12/15/28	9,545	9,296
	UnitedHealth Group Inc.	4.250%	1/15/29	56,280	55,799
	Utah Acquisition Sub Inc.	3.950%	6/15/26	84,040	81,610
	Viatris Inc.	1.650%	6/22/25	56,546	53,686
	Zimmer Biomet Holdings Inc.	3.050%	1/15/26	73,410	70,995
	Zimmer Biomet Holdings Inc.	5.350%	12/1/28	33,655	34,653
	Zoetis Inc.	4.500%	11/13/25	38,800	38,584
	Zoetis Inc.	5.400%	11/14/25	26,740	26,993
	Zoetis Inc.	3.000%	9/12/27	18,825	17,858
					4,423,407
Industrials (6.9%)
[3]	Air Canada	3.875%	8/15/26	1,660	1,579
	Amphenol Corp.	4.750%	3/30/26	11,570	11,580
	Boeing Co.	1.433%	2/4/24	52,160	52,160
	Boeing Co.	4.875%	5/1/25	202,401	201,060
	Boeing Co.	2.600%	10/30/25	9,593	9,173
	Boeing Co.	2.750%	2/1/26	124,695	118,999
	Boeing Co.	2.196%	2/4/26	402,571	379,441
	Boeing Co.	2.250%	6/15/26	8,748	8,181

Short-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Boeing Co.	2.700%	2/1/27	26,698	24,996
	Boeing Co.	5.040%	5/1/27	6,358	6,368
	Boeing Co.	3.250%	2/1/28	24,090	22,596
	Boeing Co.	3.450%	11/1/28	382	358
[11]	Brisbane Airport Corp. Pty Ltd.	3.900%	4/24/25	12,200	7,920
	Burlington Northern Santa Fe LLC	3.250%	6/15/27	13,706	13,220
	Canadian Pacific Railway Co.	2.900%	2/1/25	9,568	9,356
	Canadian Pacific Railway Co.	1.750%	12/2/26	36,800	34,016
	Canadian Pacific Railway Co.	4.000%	6/1/28	24,890	24,262
[3]	Cargo Aircraft Management Inc.	4.750%	2/1/28	1,242	1,133
	Carrier Global Corp.	2.242%	2/15/25	16,409	15,917
[3]	Carrier Global Corp.	5.800%	11/30/25	41,730	42,318
	Caterpillar Financial Services Corp.	4.800%	1/6/26	24,929	25,047
	Caterpillar Financial Services Corp.	1.150%	9/14/26	16,810	15,465
	Caterpillar Financial Services Corp.	4.500%	1/8/27	48,050	48,274
	CNH Industrial Capital LLC	1.875%	1/15/26	73,092	68,797
	CNH Industrial Capital LLC	1.450%	7/15/26	37,880	34,869
	CNH Industrial Capital LLC	4.550%	4/10/28	19,000	18,834
	CNH Industrial Capital LLC	5.500%	1/12/29	24,070	24,748
	CSX Corp.	3.800%	3/1/28	14,756	14,414
[3]	Daimler Truck Finance North America LLC	5.600%	8/8/25	33,320	33,576
[3]	Daimler Truck Finance North America LLC	5.125%	1/19/28	14,470	14,624
[3]	Daimler Truck Finance North America LLC	5.400%	9/20/28	26,670	27,278
[3,4]	Delta Air Lines Inc. / SkyMiles IP Ltd.	4.750%	10/20/28	111,824	109,986
[8]	Deutsche Lufthansa AG	2.875%	5/16/27	7,000	7,284
[8]	Deutsche Lufthansa AG	3.750%	2/11/28	1,500	1,599
	Dover Corp.	3.150%	11/15/25	6,115	5,933
	Emerson Electric Co.	1.800%	10/15/27	19,500	17,802
	FedEx Corp.	3.400%	2/15/28	14,739	14,069
	General Dynamics Corp.	3.500%	4/1/27	29,360	28,571
	General Dynamics Corp.	2.625%	11/15/27	11,880	11,106
[9]	Heathrow Funding Ltd.	6.750%	12/3/28	9,715	12,814
[8]	Honeywell International Inc.	3.500%	5/17/27	28,100	30,777
	Honeywell International Inc.	4.950%	2/15/28	60,347	61,853
	Huntington Ingalls Industries Inc.	3.844%	5/1/25	60,217	59,095
	Huntington Ingalls Industries Inc.	3.483%	12/1/27	31,306	29,642
	Huntington Ingalls Industries Inc.	2.043%	8/16/28	2,245	1,980
[3]	Husky Injection Molding Systems Ltd. / Titan Co.-Borrower LLC	9.000%	2/15/29	1,125	1,125
	Ingersoll Rand Inc.	5.400%	8/14/28	5,960	6,106
	John Deere Capital Corp.	4.800%	1/9/26	49,676	49,972
	John Deere Capital Corp.	5.050%	3/3/26	9,655	9,762
	John Deere Capital Corp.	4.750%	6/8/26	20,078	20,210
	John Deere Capital Corp.	1.300%	10/13/26	10,208	9,407
	John Deere Capital Corp.	4.500%	1/8/27	48,050	48,143
	John Deere Capital Corp.	2.350%	3/8/27	30,820	28,980
	John Deere Capital Corp.	2.800%	9/8/27	1,341	1,270
	John Deere Capital Corp.	4.150%	9/15/27	74,938	74,399
	John Deere Capital Corp.	4.750%	1/20/28	53,080	53,792
	John Deere Capital Corp.	4.500%	1/16/29	39,860	39,930
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Johnson Controls International plc	3.900%	2/14/26	2,541	2,486
	L3Harris Technologies Inc.	3.832%	4/27/25	4,620	4,546
	L3Harris Technologies Inc.	3.850%	12/15/26	26,108	25,544
	L3Harris Technologies Inc.	5.400%	1/15/27	72,292	73,727
	L3Harris Technologies Inc.	4.400%	6/15/28	554	546
	Lennox International Inc.	1.350%	8/1/25	6,770	6,398
	Lennox International Inc.	1.700%	8/1/27	6,800	6,134
	Lockheed Martin Corp.	5.100%	11/15/27	16,460	16,881
	Lockheed Martin Corp.	4.450%	5/15/28	23,520	23,537
	Lockheed Martin Corp.	4.500%	2/15/29	28,360	28,415
[11]	Lonsdale Finance Pty Ltd.	2.450%	11/20/26	32,470	19,967
[3]	Mileage Plus Holdings LLC / Mileage Plus Intellectual Property Assets Ltd.	6.500%	6/20/27	167,893	168,304
	MISC Capital Two Labuan Ltd.	3.750%	4/6/27	6,795	6,530
[3]	Mueller Water Products Inc.	4.000%	6/15/29	960	875
	Norfolk Southern Corp.	3.650%	8/1/25	7,852	7,703
	Norfolk Southern Corp.	2.900%	6/15/26	16,309	15,644
	Northrop Grumman Corp.	3.250%	1/15/28	63,139	60,171
	Northrop Grumman Corp.	4.600%	2/1/29	72,050	72,218
	Otis Worldwide Corp.	2.056%	4/5/25	106,183	102,401
	Otis Worldwide Corp.	2.293%	4/5/27	1,220	1,139
	Otis Worldwide Corp.	5.250%	8/16/28	33,685	34,449
	PACCAR Financial Corp.	1.100%	5/11/26	2,584	2,396
[11]	Pacific National Finance Pty Ltd.	5.250%	5/19/25	28,500	18,605
	Parker-Hannifin Corp.	3.250%	3/1/27	1,660	1,595
	Parker-Hannifin Corp.	4.250%	9/15/27	29,080	28,751
[11]	Qantas Airways Ltd.	4.750%	10/12/26	5,810	3,777
[11]	Qantas Airways Ltd.	3.150%	9/27/28	9,650	5,737
[3]	Regal Rexnord Corp.	6.050%	4/15/28	12,740	12,918
	Republic Services Inc.	3.200%	3/15/25	10,293	10,089
	Republic Services Inc.	0.875%	11/15/25	14,500	13,511
	Republic Services Inc.	2.900%	7/1/26	4,860	4,670
	Republic Services Inc.	3.375%	11/15/27	19,500	18,739
	Republic Services Inc.	4.875%	4/1/29	24,340	24,636
[3]	Roller Bearing Co. of America Inc.	4.375%	10/15/29	955	878
[3]	Rolls-Royce plc	3.625%	10/14/25	2,640	2,545
[3]	Rolls-Royce plc	5.750%	10/15/27	2,476	2,472
	RTX Corp.	3.950%	8/16/25	80,973	79,889
	RTX Corp.	5.000%	2/27/26	13,490	13,556
	RTX Corp.	5.750%	11/8/26	45,830	47,013
	RTX Corp.	3.500%	3/15/27	38,900	37,527
	RTX Corp.	3.125%	5/4/27	24,137	22,981
	RTX Corp.	4.125%	11/16/28	3,560	3,470
	RTX Corp.	5.750%	1/15/29	29,030	30,282
	Ryder System Inc.	1.750%	9/1/26	24,290	22,455
	Ryder System Inc.	2.850%	3/1/27	31,003	29,205
	Ryder System Inc.	5.650%	3/1/28	14,460	14,888
	Ryder System Inc.	5.250%	6/1/28	20,500	20,845
	Ryder System Inc.	6.300%	12/1/28	62,550	66,281
[3]	Sensata Technologies BV	5.000%	10/1/25	1,935	1,917
[3]	Siemens Financieringsmaatschappij NV	1.200%	3/11/26	42,600	39,668
[3]	Siemens Financieringsmaatschappij NV	1.700%	3/11/28	14,100	12,663
	Southwest Airlines Co.	5.250%	5/4/25	41,341	41,353
	Southwest Airlines Co.	3.000%	11/15/26	6,800	6,456
	Southwest Airlines Co.	5.125%	6/15/27	56,783	57,177
	Southwest Airlines Co.	3.450%	11/16/27	10,479	9,968

Short-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Stanley Black & Decker Inc.	3.400%	3/1/26	21,105	20,460
[3]	TransDigm Inc.	6.250%	3/15/26	5,965	5,933
	TransDigm Inc.	5.500%	11/15/27	760	741
[3]	TransDigm Inc.	6.750%	8/15/28	1,740	1,768
[8]	Traton Finance Luxembourg SA	4.000%	9/16/25	25,000	27,022
[3]	Triumph Group Inc.	9.000%	3/15/28	4,167	4,401
	Tyco Electronics Group SA	4.500%	2/13/26	43,330	43,180
	Tyco Electronics Group SA	3.700%	2/15/26	24,334	23,810
	Tyco Electronics Group SA	3.125%	8/15/27	23,841	22,778
	Union Pacific Corp.	2.750%	3/1/26	8,717	8,409
	Union Pacific Corp.	3.000%	4/15/27	18,214	17,413
[4]	United Airlines Class B Series 2020-1 Pass Through Trust	4.875%	7/15/27	5,393	5,266
[3]	United Airlines Inc.	4.375%	4/15/26	5,035	4,861
[4]	United Airlines Pass Through Trust Class A Series 2020-1	5.875%	4/15/29	2,077	2,088
[3]	Veralto Corp.	5.500%	9/18/26	36,810	37,300
[3]	Veralto Corp.	5.350%	9/18/28	15,311	15,612
	Waste Management Inc.	3.150%	11/15/27	19,991	19,115
	Waste Management Inc.	1.150%	3/15/28	2,900	2,542
					3,695,393
Materials (2.6%)
	Albemarle Corp.	4.650%	6/1/27	16,240	16,039
	ArcelorMittal SA	4.550%	3/11/26	8,995	8,901
	ArcelorMittal SA	6.550%	11/29/27	3,226	3,381
[3]	Ardagh Packaging Finance plc / Ardagh Holdings USA Inc.	5.250%	4/30/25	4,167	4,074
	Ball Corp.	4.875%	3/15/26	2,775	2,744
	Berry Global Inc.	0.950%	2/15/24	67,135	67,002
	Berry Global Inc.	1.570%	1/15/26	113,233	105,731
[3]	Berry Global Inc.	4.500%	2/15/26	2,355	2,292
[3]	Berry Global Inc.	4.875%	7/15/26	15,149	14,907
	Berry Global Inc.	1.650%	1/15/27	21,744	19,706
	BHP Billiton Finance USA Ltd.	4.875%	2/27/26	103,900	104,455
	BHP Billiton Finance USA Ltd.	5.250%	9/8/26	24,060	24,513
	BHP Billiton Finance USA Ltd.	4.750%	2/28/28	116,835	117,822
	BHP Billiton Finance USA Ltd.	5.100%	9/8/28	38,500	39,403
[3]	Big River Steel LLC / BRS Finance Corp.	6.625%	1/31/29	4,090	4,137
[3]	Canpack SA / Canpack US LLC	3.875%	11/15/29	2,535	2,233
	Celanese US Holdings LLC	6.350%	11/15/28	24,060	25,061
[3]	Chemours Co.	5.750%	11/15/28	3,050	2,883
[3]	Chevron Phillips Chemical Co. LLC / Chevron Phillips Chemical Co. LP	3.400%	12/1/26	35,216	33,832
	Dow Chemical Co.	4.550%	11/30/25	24,580	24,384
	DuPont de Nemours Inc.	4.493%	11/15/25	59,612	59,154
	Eastman Chemical Co.	3.800%	3/15/25	22,587	22,237
	EIDP Inc.	1.700%	7/15/25	14,540	13,869
	EIDP Inc.	4.500%	5/15/26	38,555	38,471
[3]	Element Solutions Inc.	3.875%	9/1/28	4,608	4,214
	FMC Corp.	5.150%	5/18/26	19,130	19,137
	FMC Corp.	3.200%	10/1/26	12,000	11,408
	Freeport Indonesia PT	4.763%	4/14/27	22,710	22,284
	Freeport-McMoRan Inc.	4.375%	8/1/28	17,528	16,913
[3]	Georgia-Pacific LLC	1.750%	9/30/25	66,065	62,819
[3]	Georgia-Pacific LLC	0.950%	5/15/26	71,895	65,986
[3]	Georgia-Pacific LLC	2.100%	4/30/27	49,882	46,010
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[3]	Graphic Packaging International LLC	3.500%	3/15/28	625	581
[3]	Hudbay Minerals Inc.	4.500%	4/1/26	2,454	2,378
	Indonesia Asahan Aluminium PT / Mineral Industri Indonesia Persero PT	4.750%	5/15/25	37,106	36,586
[3]	Kaiser Aluminum Corp.	4.625%	3/1/28	1,650	1,520
	LYB International Finance III LLC	1.250%	10/1/25	51,849	48,622
	Mosaic Co.	5.375%	11/15/28	14,430	14,702
[3]	NOVA Chemicals Corp.	8.500%	11/15/28	490	514
	Nucor Corp.	3.950%	5/23/25	9,700	9,565
	Nucor Corp.	2.000%	6/1/25	26,034	25,037
	Nucor Corp.	4.300%	5/23/27	9,700	9,614
	Nutrien Ltd.	3.000%	4/1/25	35,822	34,912
	Nutrien Ltd.	5.950%	11/7/25	17,260	17,545
	Nutrien Ltd.	4.900%	3/27/28	44,319	44,522
[3]	Olympus Water US Holding Corp.	9.750%	11/15/28	5,433	5,763
	PPG Industries Inc.	1.200%	3/15/26	31,210	28,960
	RPM International Inc.	3.750%	3/15/27	37,821	36,609
[3]	Sealed Air Corp.	6.125%	2/1/28	8,375	8,415
	Sherwin-Williams Co.	4.250%	8/8/25	24,040	23,793
[3]	SNF Group SACA	3.125%	3/15/27	2,170	2,007
[3]	SNF Group SACA	3.375%	3/15/30	1,234	1,058
	Steel Dynamics Inc.	2.400%	6/15/25	15,855	15,230
	Westlake Corp.	3.600%	8/15/26	1,657	1,604
[3]	WR Grace Holdings LLC	5.625%	8/15/29	710	626
[3]	WR Grace Holdings LLC	7.375%	3/1/31	230	234
	WRKCo Inc.	3.750%	3/15/25	8,107	7,967
	WRKCo Inc.	3.375%	9/15/27	3,050	2,891
					1,387,257
Real Estate (4.2%)
[8]	Akelius Residential Property AB	1.750%	2/7/25	3,000	3,147
[9]	Akelius Residential Property AB	2.375%	8/15/25	26,941	32,211
	Alexandria Real Estate Equities Inc.	3.450%	4/30/25	44,536	43,608
	Alexandria Real Estate Equities Inc.	4.300%	1/15/26	9,080	8,964
	American Tower Corp.	2.400%	3/15/25	69,903	67,754
	American Tower Corp.	4.000%	6/1/25	31,725	31,233
	American Tower Corp.	4.400%	2/15/26	2,356	2,330
	American Tower Corp.	1.600%	4/15/26	67,714	62,958
	American Tower Corp.	1.450%	9/15/26	34,406	31,459
	American Tower Corp.	3.375%	10/15/26	25,308	24,306
[8]	American Tower Corp.	0.450%	1/15/27	19,437	19,248
	American Tower Corp.	2.750%	1/15/27	28,920	27,274
[8]	American Tower Corp.	0.400%	2/15/27	8,744	8,632
	American Tower Corp.	3.550%	7/15/27	10,995	10,546
	American Tower Corp.	3.600%	1/15/28	11,760	11,227
	American Tower Corp.	5.800%	11/15/28	12,978	13,448
[8]	Aroundtown SA	0.625%	7/9/25	7,800	7,906
[8]	Aroundtown SA	3.375%	Perpetual	3,600	1,981
	AvalonBay Communities Inc.	2.950%	5/11/26	19,400	18,645
	AvalonBay Communities Inc.	2.900%	10/15/26	6,300	6,010
	AvalonBay Communities Inc.	1.900%	12/1/28	950	838
[8]	Blackstone Property Partners Europe Holdings Sarl	2.200%	7/24/25	5,850	6,115
[8]	Blackstone Property Partners Europe Holdings Sarl	1.000%	10/20/26	3,900	3,832

Short-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[8]	Blackstone Property Partners Europe Holdings Sarl	1.250%	4/26/27	4,700	4,558
[8]	Blackstone Property Partners Europe Holdings Sarl	3.625%	10/29/29	2,700	2,761
	Boston Properties LP	2.750%	10/1/26	16,974	15,808
	Boston Properties LP	6.750%	12/1/27	14,500	15,159
	Boston Properties LP	4.500%	12/1/28	4,510	4,306
	Brixmor Operating Partnership LP	3.850%	2/1/25	22,431	22,031
	Brixmor Operating Partnership LP	3.900%	3/15/27	9,690	9,304
	Brixmor Operating Partnership LP	2.250%	4/1/28	5,806	5,204
	Camden Property Trust	5.850%	11/3/26	26,940	27,724
	Corporate Office Properties LP	2.250%	3/15/26	59,075	55,462
	Corporate Office Properties LP	2.000%	1/15/29	3,387	2,844
	Crown Castle Inc.	1.350%	7/15/25	29,140	27,584
	Crown Castle Inc.	4.450%	2/15/26	41,232	40,714
	Crown Castle Inc.	3.700%	6/15/26	56,235	54,457
	Crown Castle Inc.	1.050%	7/15/26	56,719	51,469
	Crown Castle Inc.	4.000%	3/1/27	7,199	6,978
	Crown Castle Inc.	2.900%	3/15/27	19,430	18,205
	Crown Castle Inc.	3.650%	9/1/27	1,190	1,133
	Crown Castle Inc.	5.000%	1/11/28	43,891	43,715
	Crown Castle Inc.	3.800%	2/15/28	8,670	8,247
	CubeSmart LP	4.000%	11/15/25	7,260	7,102
	CubeSmart LP	3.125%	9/1/26	2,680	2,547
	CubeSmart LP	2.250%	12/15/28	16,092	14,199
	CubeSmart LP	4.375%	2/15/29	12,122	11,777
[8]	Digital Dutch Finco BV	0.625%	7/15/25	13,205	13,601
[8]	Digital Euro Finco LLC	2.625%	4/15/24	3,744	4,030
	Digital Realty Trust LP	3.700%	8/15/27	15,729	15,201
	Digital Realty Trust LP	5.550%	1/15/28	48,500	49,553
	Equinix Inc.	1.450%	5/15/26	9,710	9,000
	Equinix Inc.	2.900%	11/18/26	18,180	17,267
	Equinix Inc.	1.800%	7/15/27	14,550	13,203
	Equinix Inc.	2.000%	5/15/28	9,600	8,566
	ERP Operating LP	3.375%	6/1/25	20,200	19,759
	ERP Operating LP	2.850%	11/1/26	7,965	7,590
	ERP Operating LP	4.150%	12/1/28	2,740	2,683
	Essex Portfolio LP	3.500%	4/1/25	8,231	8,060
	Essex Portfolio LP	3.625%	5/1/27	9,640	9,199
	Essex Portfolio LP	1.700%	3/1/28	8,760	7,672
	Extra Space Storage LP	5.700%	4/1/28	35,178	35,966
	Federal Realty OP LP	1.250%	2/15/26	13,240	12,261
	Federal Realty OP LP	3.250%	7/15/27	9,677	9,100
	Healthcare Realty Holdings LP	3.875%	5/1/25	5,800	5,660
	Healthcare Realty Holdings LP	3.750%	7/1/27	19,305	18,308
	Healthpeak OP LLC	4.000%	6/1/25	10,352	10,188
	Healthpeak OP LLC	1.350%	2/1/27	24,300	21,939
[8]	Heimstaden Bostad AB	1.125%	1/21/26	17,200	16,532
	Highwoods Realty LP	3.875%	3/1/27	22,853	21,309
	Highwoods Realty LP	4.125%	3/15/28	8,923	8,334
	Host Hotels & Resorts LP	4.000%	6/15/25	12,046	11,817
	Kilroy Realty LP	4.375%	10/1/25	5,685	5,555
	Kilroy Realty LP	4.750%	12/15/28	33,847	32,581
	Kimco Realty OP LLC	3.300%	2/1/25	32,730	32,059
	Kimco Realty OP LLC	2.800%	10/1/26	7,258	6,859
	Kimco Realty OP LLC	3.800%	4/1/27	9,684	9,333
[8]	Kojamo OYJ	1.500%	6/19/24	4,850	5,171
[8]	Logicor Financing Sarl	0.750%	7/15/24	5,068	5,372
[8]	Logicor Financing Sarl	2.250%	5/13/25	4,855	5,083
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Mid-America Apartments LP	4.000%	11/15/25	11,320	11,119
	Mid-America Apartments LP	1.100%	9/15/26	25,735	23,396
	Mid-America Apartments LP	3.600%	6/1/27	2,618	2,532
	Mid-America Apartments LP	3.950%	3/15/29	27,380	26,502
	NNN REIT Inc.	4.000%	11/15/25	19,893	19,518
	NNN REIT Inc.	4.300%	10/15/28	1,491	1,452
	Omega Healthcare Investors Inc.	5.250%	1/15/26	35,244	35,120
	Omega Healthcare Investors Inc.	4.500%	4/1/27	4,250	4,131
	Omega Healthcare Investors Inc.	4.750%	1/15/28	9,757	9,464
[3]	Ontario Teachers' Cadillac Fairview Properties Trust	3.875%	3/20/27	6,000	5,696
	Physicians Realty LP	4.300%	3/15/27	12,027	11,758
[8]	Prologis International Funding II SA	3.625%	3/7/30	5,100	5,422
	Prologis LP	3.250%	6/30/26	11,070	10,712
	Prologis LP	2.125%	4/15/27	9,885	9,149
	Prologis LP	3.375%	12/15/27	10,600	10,143
	Prologis LP	4.875%	6/15/28	38,520	39,026
	Prologis LP	3.875%	9/15/28	314	305
	Prologis LP	4.375%	2/1/29	8,618	8,528
	Public Storage Operating Co.	1.500%	11/9/26	17,225	15,860
	Public Storage Operating Co.	1.850%	5/1/28	29,889	26,872
	Public Storage Operating Co.	5.125%	1/15/29	16,690	17,123
	Realty Income Corp.	3.875%	4/15/25	13,495	13,298
	Realty Income Corp.	4.625%	11/1/25	57,806	57,483
	Realty Income Corp.	0.750%	3/15/26	9,020	8,255
	Realty Income Corp.	4.875%	6/1/26	103,847	103,820
	Realty Income Corp.	4.125%	10/15/26	44,580	43,877
[9]	Realty Income Corp.	1.875%	1/14/27	6,214	7,178
	Realty Income Corp.	3.000%	1/15/27	12,520	11,913
	Realty Income Corp.	3.200%	1/15/27	5,350	5,108
[9]	Realty Income Corp.	1.125%	7/13/27	13,900	15,475
	Realty Income Corp.	2.200%	6/15/28	7,220	6,494
	Realty Income Corp.	4.750%	2/15/29	28,840	28,776
[8]	Realty Income Corp.	4.875%	7/6/30	2,658	3,035
	Regency Centers LP	3.600%	2/1/27	1,392	1,342
	Sabra Health Care LP	5.125%	8/15/26	24,249	23,916
	Simon Property Group LP	3.500%	9/1/25	48,883	47,937
	Simon Property Group LP	3.250%	11/30/26	23,542	22,725
	Simon Property Group LP	1.375%	1/15/27	24,250	22,212
	STORE Capital Corp.	4.500%	3/15/28	5,018	4,723
	Sun Communities Operating LP	2.300%	11/1/28	2,452	2,159
	Sun Communities Operating LP	5.500%	1/15/29	28,170	28,437
	UDR Inc.	2.950%	9/1/26	1,500	1,424
	Ventas Realty LP	3.500%	2/1/25	4,820	4,729
	Ventas Realty LP	3.250%	10/15/26	25,055	23,788
[3]	VICI Properties LP / VICI Note Co. Inc.	4.625%	6/15/25	7,927	7,814
	Welltower OP LLC	4.000%	6/1/25	67,934	66,892
	Welltower OP LLC	4.250%	4/1/26	6,180	6,105
	Welltower OP LLC	2.050%	1/15/29	34,210	30,050
[9]	Westfield America Management Ltd.	2.125%	3/30/25	6,499	7,890
					2,256,454

Short-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Technology (5.0%)
[3]	Black Knight InfoServ LLC	3.625%	9/1/28	10,790	10,208
	Broadcom Corp. / Broadcom Cayman Finance Ltd.	3.875%	1/15/27	71,450	69,756
	Broadcom Corp. / Broadcom Cayman Finance Ltd.	3.500%	1/15/28	8,356	7,982
	Broadcom Inc.	3.150%	11/15/25	39,911	38,706
	Broadcom Inc.	3.459%	9/15/26	31,621	30,574
[3]	Broadcom Inc.	1.950%	2/15/28	18,373	16,471
	Broadcom Inc.	4.110%	9/15/28	55,695	54,198
[3]	Cloud Software Group Inc.	6.500%	3/31/29	3,390	3,165
	Dell International LLC / EMC Corp.	5.850%	7/15/25	55,947	56,514
	Dell International LLC / EMC Corp.	6.020%	6/15/26	174,807	178,619
	Dell International LLC / EMC Corp.	4.900%	10/1/26	37,793	37,810
	Dell International LLC / EMC Corp.	6.100%	7/15/27	6,800	7,075
	Dell International LLC / EMC Corp.	5.250%	2/1/28	29,575	30,201
	DXC Technology Co.	1.800%	9/15/26	32,770	29,933
	DXC Technology Co.	2.375%	9/15/28	24,060	21,013
[3]	Entegris Escrow Corp.	4.750%	4/15/29	3,880	3,710
	Equifax Inc.	2.600%	12/1/24	16,452	16,076
	Equifax Inc.	2.600%	12/15/25	48,400	46,373
	Fidelity National Information Services Inc.	1.150%	3/1/26	19,430	18,066
[8]	Fidelity National Information Services Inc.	1.000%	12/3/28	5,400	5,259
	Fiserv Inc.	3.200%	7/1/26	50,813	48,991
	Fiserv Inc.	5.450%	3/2/28	38,045	39,030
	Fiserv Inc.	5.375%	8/21/28	28,870	29,596
	Global Payments Inc.	1.200%	3/1/26	74,837	69,130
	Global Payments Inc.	2.150%	1/15/27	79,130	73,246
[3]	GTCR W-2 Merger Sub LLC	7.500%	1/15/31	815	849
	HP Inc.	2.200%	6/17/25	81,466	78,242
	HP Inc.	1.450%	6/17/26	1,828	1,684
	HP Inc.	3.000%	6/17/27	9,830	9,290
	HP Inc.	4.750%	1/15/28	7,110	7,107
	Intel Corp.	4.875%	2/10/26	40,440	40,678
	Intel Corp.	3.750%	3/25/27	5,190	5,084
	Intel Corp.	3.150%	5/11/27	5,139	4,939
	Intel Corp.	3.750%	8/5/27	98,440	96,230
	Intel Corp.	4.875%	2/10/28	59,567	60,295
	International Business Machines Corp.	3.300%	5/15/26	114,464	111,067
	International Business Machines Corp.	4.500%	2/6/28	38,520	38,561
	Intuit Inc.	0.950%	7/15/25	1,950	1,845
	Juniper Networks Inc.	1.200%	12/10/25	13,730	12,779
	NXP BV / NXP Funding LLC	5.350%	3/1/26	17,480	17,568
	NXP BV / NXP Funding LLC	5.550%	12/1/28	780	801
	NXP BV / NXP Funding LLC / NXP USA Inc.	2.700%	5/1/25	10,346	10,007
	NXP BV / NXP Funding LLC / NXP USA Inc.	4.400%	6/1/27	23,523	23,239
	Oracle Corp.	2.500%	4/1/25	120,121	116,508
	Oracle Corp.	2.950%	5/15/25	47,433	46,166
	Oracle Corp.	5.800%	11/10/25	34,400	34,915
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Oracle Corp.	1.650%	3/25/26	130,629	122,095
	Oracle Corp.	2.650%	7/15/26	91,643	87,012
	Oracle Corp.	2.800%	4/1/27	35,092	33,094
	Oracle Corp.	3.250%	11/15/27	19,500	18,496
	Oracle Corp.	2.300%	3/25/28	14,450	13,114
	Oracle Corp.	4.500%	5/6/28	52,590	52,333
	PayPal Holdings Inc.	3.900%	6/1/27	9,420	9,232
	QUALCOMM Inc.	3.250%	5/20/27	30,971	29,889
	Roper Technologies Inc.	3.800%	12/15/26	12,272	11,990
	S&P Global Inc.	2.450%	3/1/27	60,795	57,238
	Skyworks Solutions Inc.	1.800%	6/1/26	90,504	84,239
[3]	SS&C Technologies Inc.	5.500%	9/30/27	2,564	2,517
	Teledyne Technologies Inc.	1.600%	4/1/26	64,850	60,364
	Teledyne Technologies Inc.	2.250%	4/1/28	22,816	20,630
	Texas Instruments Inc.	2.900%	11/3/27	22,960	21,804
[3]	UKG Inc.	6.875%	2/1/31	4,025	4,072
	Verisk Analytics Inc.	4.000%	6/15/25	85,224	84,042
	VMware LLC	4.500%	5/15/25	144,807	143,652
	VMware LLC	1.400%	8/15/26	78,669	71,980
	VMware LLC	4.650%	5/15/27	3,392	3,359
	VMware LLC	3.900%	8/21/27	17,921	17,312
	VMware LLC	1.800%	8/15/28	68,753	60,322
	Western Digital Corp.	2.850%	2/1/29	3,850	3,296
	Workday Inc.	3.500%	4/1/27	40,650	39,335
					2,710,973
Utilities (6.4%)
	AEP Transmission Co. LLC	3.100%	12/1/26	13,890	13,373
	AES Corp.	5.450%	6/1/28	29,050	29,427
[5,11]	AGI Finance Pty Ltd., 3M Australian Bank Bill Rate + 1.000%	5.139%	1/8/26	14,500	9,455
	Alabama Power Co.	3.750%	9/1/27	48,385	47,195
	Ameren Corp.	3.650%	2/15/26	9,007	8,768
	Ameren Corp.	5.700%	12/1/26	100,910	103,205
	Ameren Corp.	1.950%	3/15/27	26,375	24,200
	Ameren Corp.	1.750%	3/15/28	14,460	12,817
	Ameren Corp.	5.000%	1/15/29	126,010	126,717
	American Electric Power Co. Inc.	5.699%	8/15/25	29,930	30,159
	American Electric Power Co. Inc.	1.000%	11/1/25	9,675	9,010
	American Electric Power Co. Inc.	5.750%	11/1/27	17,250	17,777
	American Electric Power Co. Inc.	5.200%	1/15/29	28,680	29,109
[8]	Amprion GmbH	3.450%	9/22/27	11,100	12,067
[8]	Amprion GmbH	3.875%	9/7/28	3,400	3,761
[11]	Ausgrid Finance Pty Ltd.	1.814%	2/5/27	23,520	14,039
[5,11]	Australian Gas Networks Ltd., 3M Australian Bank Bill Rate + 0.400%	4.755%	7/1/24	9,500	6,219
	Berkshire Hathaway Energy Co.	4.050%	4/15/25	19,699	19,504
[9]	Cadent Finance plc	2.125%	9/22/28	5,400	6,076
[3]	Calpine Corp.	4.500%	2/15/28	1,935	1,841
	CenterPoint Energy Houston Electric LLC	5.200%	10/1/28	20,400	20,906
	CenterPoint Energy Inc.	1.450%	6/1/26	46,620	43,296
	CenterPoint Energy Inc.	5.250%	8/10/26	44,760	45,373
	CenterPoint Energy Resources Corp.	5.250%	3/1/28	9,640	9,862
	Consumers Energy Co.	4.650%	3/1/28	61,435	61,696
	Consumers Energy Co.	4.600%	5/30/29	31,007	31,074
[11]	DBNGP Finance Co. Pty Ltd.	4.225%	5/28/25	8,050	5,209
	Dominion Energy Inc.	3.300%	3/15/25	47,212	46,224
	Dominion Energy Inc.	1.450%	4/15/26	39,762	36,926
	Dominion Energy Inc.	2.850%	8/15/26	4,500	4,266

Short-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Dominion Energy Inc.	4.250%	6/1/28	1,568	1,534
	DTE Energy Co.	1.050%	6/1/25	35,045	33,178
	DTE Energy Co.	2.850%	10/1/26	36,880	34,948
	DTE Energy Co.	4.875%	6/1/28	20,000	20,035
	Duke Energy Carolinas LLC	6.000%	12/1/28	193	203
	Duke Energy Corp.	0.900%	9/15/25	33,565	31,487
	Duke Energy Corp.	5.000%	12/8/25	24,130	24,185
	Duke Energy Corp.	2.650%	9/1/26	21,838	20,764
	Duke Energy Corp.	4.850%	1/5/27	33,630	33,802
	Duke Energy Corp.	3.150%	8/15/27	529	500
	Duke Energy Corp.	5.000%	12/8/27	19,290	19,479
	Duke Energy Corp.	4.300%	3/15/28	24,820	24,353
[3]	East Ohio Gas Co.	1.300%	6/15/25	9,715	9,222
[3]	Electricite de France SA	5.700%	5/23/28	8,180	8,440
[3]	Electricite de France SA	4.500%	9/21/28	16,050	15,794
[8]	Elia Transmission Belgium SA	3.000%	4/7/29	5,900	6,290
[8]	Enel Finance International NV	0.000%	6/17/27	36,800	35,805
	Entergy Arkansas LLC	3.500%	4/1/26	23,522	22,952
	Entergy Corp.	0.900%	9/15/25	48,695	45,590
	Entergy Corp.	2.950%	9/1/26	90,000	85,730
	Entergy Corp.	1.900%	6/15/28	10,570	9,389
	Entergy Louisiana LLC	2.400%	10/1/26	16,976	15,926
[8]	Eurogrid GmbH	3.722%	4/27/30	500	549
	Evergy Kansas Central Inc.	2.550%	7/1/26	16,138	15,330
	Eversource Energy	0.800%	8/15/25	11,595	10,836
	Eversource Energy	4.750%	5/15/26	38,600	38,365
	Eversource Energy	1.400%	8/15/26	21,290	19,469
	Eversource Energy	2.900%	3/1/27	42,422	39,974
	Eversource Energy	4.600%	7/1/27	24,200	23,936
	Eversource Energy	5.450%	3/1/28	40,980	41,727
	Exelon Corp.	3.950%	6/15/25	30,194	29,738
	Exelon Corp.	3.400%	4/15/26	4,845	4,701
	Exelon Corp.	2.750%	3/15/27	36,944	34,749
	Exelon Corp.	5.150%	3/15/28	67,255	68,210
	FirstEnergy Corp.	2.050%	3/1/25	5,635	5,406
	FirstEnergy Corp.	1.600%	1/15/26	12,317	11,518
	FirstEnergy Corp.	4.150%	7/15/27	3,995	3,844
	Georgia Power Co.	4.650%	5/16/28	86,760	86,870
	ITC Holdings Corp.	3.250%	6/30/26	9,400	9,040
[3]	ITC Holdings Corp.	4.950%	9/22/27	14,778	14,831
	ITC Holdings Corp.	3.350%	11/15/27	24,269	23,135
[3]	Metropolitan Edison Co.	5.200%	4/1/28	14,460	14,610
[3]	Mid-Atlantic Interstate Transmission LLC	4.100%	5/15/28	9,650	9,337
	National Fuel Gas Co.	5.500%	1/15/26	9,705	9,746
	National Fuel Gas Co.	5.500%	10/1/26	19,275	19,413
[8]	National Grid Electricity Distribution East Midlands plc	3.530%	9/20/28	20,310	22,099
[9]	National Grid Electricity Distribution plc	3.500%	10/16/26	3,168	3,851
	National Grid plc	5.602%	6/12/28	27,030	27,826
	National Rural Utilities Cooperative Finance Corp.	1.875%	2/7/25	17,750	17,186
	National Rural Utilities Cooperative Finance Corp.	3.400%	2/7/28	11,203	10,746
[11]	Network Finance Co. Pty. Ltd.	2.579%	10/3/28	33,730	19,739
	NextEra Energy Capital Holdings Inc.	5.749%	9/1/25	24,130	24,369
	NextEra Energy Capital Holdings Inc.	4.950%	1/29/26	48,030	48,060
	NextEra Energy Capital Holdings Inc.	1.875%	1/15/27	20,853	19,202
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	NextEra Energy Capital Holdings Inc.	4.625%	7/15/27	29,000	28,919
[3]	NextEra Energy Operating Partners LP	4.250%	7/15/24	3,810	3,772
[3]	NextEra Energy Operating Partners LP	3.875%	10/15/26	235	223
	NiSource Inc.	5.250%	3/30/28	35,410	36,130
	NRG Energy Inc.	6.625%	1/15/27	1,514	1,518
	NSTAR Electric Co.	3.250%	11/15/25	9,710	9,420
	NSTAR Electric Co.	3.200%	5/15/27	33,850	32,644
	NTPC Ltd.	4.375%	11/26/24	4,300	4,260
	Oncor Electric Delivery Co. LLC	0.550%	10/1/25	10,212	9,531
	Oncor Electric Delivery Co. LLC	4.300%	5/15/28	43,210	42,631
	Pacific Gas and Electric Co.	3.500%	6/15/25	16,285	15,857
	Pacific Gas and Electric Co.	3.450%	7/1/25	14,525	14,161
	Pacific Gas and Electric Co.	3.150%	1/1/26	100,743	96,845
	Pacific Gas and Electric Co.	2.100%	8/1/27	13,019	11,781
	PacifiCorp	5.100%	2/15/29	24,020	24,306
[3]	Pennsylvania Electric Co.	5.150%	3/30/26	7,690	7,681
	PG&E Recovery Funding LLC	5.045%	7/15/34	22,410	22,582
	Public Service Enterprise Group Inc.	0.800%	8/15/25	45,565	42,741
	Public Service Enterprise Group Inc.	5.850%	11/15/27	59,480	61,799
	Public Service Enterprise Group Inc.	5.875%	10/15/28	33,690	35,253
	Puget Energy Inc.	3.650%	5/15/25	13,272	12,969
[3]	Rayburn Country Securitization LLC	2.307%	12/1/32	8,988	8,169
	Sempra	3.300%	4/1/25	36,889	36,092
	Southern California Edison Co.	3.700%	8/1/25	13,471	13,223
	Southern California Edison Co.	1.200%	2/1/26	6,329	5,907
	Southern California Edison Co.	4.875%	2/1/27	47,480	47,592
	Southern California Edison Co.	5.300%	3/1/28	20,960	21,486
	Southern California Edison Co.	5.650%	10/1/28	21,250	22,107
	Southern California Gas Co.	2.600%	6/15/26	16,150	15,435
	Southern California Gas Co.	2.950%	4/15/27	19,425	18,470
	Southern Co.	5.150%	10/6/25	14,885	14,935
	Southern Co.	3.250%	7/1/26	8,900	8,589
	Southern Co.	5.113%	8/1/27	49,075	49,641
	Southern Co.	1.750%	3/15/28	931	831
	Southern Co.	4.850%	6/15/28	48,190	48,465
	Southern Co. Gas Capital Corp.	3.250%	6/15/26	4,025	3,879
	Southern Power Co.	0.900%	1/15/26	9,700	8,967
	Southwestern Electric Power Co.	1.650%	3/15/26	35,070	32,785
	Southwestern Electric Power Co.	4.100%	9/15/28	16,360	15,871
	Tampa Electric Co.	4.900%	3/1/29	28,630	28,930
	Union Electric Co.	2.950%	6/15/27	12,496	11,886
[11]	United Energy Distribution Pty Ltd.	3.850%	10/23/24	9,730	6,340
[11]	Victoria Power Networks Finance Pty. Ltd.	2.132%	4/21/28	14,400	8,337

Short-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Virginia Electric and Power Co.	3.100%	5/15/25	8,585	8,385
	Virginia Electric and Power Co.	3.150%	1/15/26	12,295	11,934
	Virginia Electric and Power Co.	2.950%	11/15/26	46,542	44,600
	Virginia Electric and Power Co.	3.500%	3/15/27	19,467	18,812
	Virginia Electric and Power Co.	3.750%	5/15/27	18,494	18,037
	Virginia Electric and Power Co.	3.800%	4/1/28	14,460	14,037
[3]	Vistra Operations Co. LLC	5.500%	9/1/26	6,844	6,780
	WEC Energy Group Inc.	5.000%	9/27/25	13,350	13,357
	WEC Energy Group Inc.	4.750%	1/9/26	133,110	132,807
	WEC Energy Group Inc.	5.150%	10/1/27	24,180	24,497
	WEC Energy Group Inc.	4.750%	1/15/28	75,649	75,594
	Wisconsin Public Service Corp.	5.350%	11/10/25	19,850	20,038
	Xcel Energy Inc.	3.350%	12/1/26	20,814	20,057
	Xcel Energy Inc.	1.750%	3/15/27	31,596	28,913
	Xcel Energy Inc.	4.000%	6/15/28	28,930	28,134
					3,466,511
Total Corporate Bonds (Cost $47,878,700)					46,897,434
Floating Rate Loan Interests (0.3%)
[5]	American Airlines Inc. Term Loan, TSFR3M + 4.750%	10.329%	4/20/28	5,693	5,825
[5]	Asurion LLC Term Loan B-11, TSFR1M + 4.250%	9.683%	8/19/28	3,840	3,794
[5]	Bausch & Lomb Corp. Term Loan, TSFR1M + 3.250%	8.683%	5/10/27	5,390	5,263
[5]	Central Parent Inc. Term Loan B, TSFR3M + 4.000%	9.348%	7/6/29	2,895	2,898
[5]	Chemours Co. Term Loan B, TSFR1M + 3.500%	8.833%	8/18/28	5,402	5,380
[5]	Clarios Global LP Term Loan, TSFR1M + 3.000%	1.000%	5/6/30	2,442	2,441
[5]	Cloud Software Group Inc. Term Loan B, TSFR3M + 4.500%	9.948%	3/30/29	2,740	2,685
[5]	DaVita Inc. Term Loan B, TSFR1M +1.750%	7.197%	8/12/26	2,667	2,660
[5]	GTCR W Merger Sub LLC Term Loan B, TSFR3M + 3.000%	8.333%	9/20/30	965	963
[5]	HUB International Ltd. Term Loan B, TSFR3M + 3.250%	8.574%	6/20/30	960	960
[5]	McAfee LLC Term Loan B, TSFR1M + 3.750%	9.203%	3/1/29	1,414	1,396
[5]	Medline Borrower LP Term Loan B, TSFR1M + 3.000%	8.451%	10/23/28	1,437	1,434
[5]	Mileage Plus Holdings LLC Term Loan B, TSFR3M + 5.250%	10.770%	6/21/27	3,019	3,108
[5]	NCR Atleos LLC Term Loan B, TSFR1M + 4.750%	10.087%	3/27/29	1,310	1,308
[5]	Oracle Corp. Term Loan A-1, TSFR1M + 1.600%	6.935%	8/16/27	95,000	94,287
[5]	Setanta Aircraft Leasing DAC Term Loan B, TSFR3M + 2.000%	7.610%	11/5/28	35,555	35,555
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[5]	SkyMiles IP Ltd. Term Loan B, TSFR3M + 3.750%	9.068%	10/20/27	2,375	2,427
[5]	Star Parent Inc. Term Loan B, TSFR3M + 4.000%	9.348%	9/27/30	2,740	2,674
[5]	Wyndham Hotels & Resorts Inc. Term Loan B, TSFR1M + 2.250%	7.683%	5/24/30	1,539	1,539
Total Floating Rate Loan Interests (Cost $176,543)					176,597
Sovereign Bonds (1.8%)
[3]	Airport Authority	4.875%	1/12/26	28,945	29,109
	Banque Ouest Africaine de Developpement	5.000%	7/27/27	8,358	7,850
	Corp. Andina de Fomento	1.250%	10/26/24	67,162	65,158
	Corp. Andina de Fomento	4.750%	4/1/26	19,296	19,206
	Corp. Financiera de Desarrollo SA	4.750%	7/15/25	6,018	5,943
	Corp. Financiera de Desarrollo SA	2.400%	9/28/27	2,117	1,902
	Dominican Republic	6.875%	1/29/26	14,868	15,116
	Dominican Republic	6.000%	7/19/28	5,795	5,822
	Dominican Republic	5.500%	2/22/29	14,168	13,725
	Federative Republic of Brazil	8.750%	2/4/25	17,095	17,695
	Fondo MIVIVIENDA SA	4.625%	4/12/27	9,758	9,481
	Kingdom of Morocco	2.375%	12/15/27	14,770	13,212
[3]	Kingdom of Saudi Arabia	4.750%	1/16/30	158,230	157,613
[3]	Korea Electric Power Corp.	5.375%	7/31/26	38,520	38,950
	Korea National Oil Corp.	0.875%	10/5/25	19,400	18,124
	Magyar Export-Import Bank Zrt	6.125%	12/4/27	18,860	19,047
[8]	MFB Magyar Fejlesztesi Bank Zrt	1.375%	6/24/25	16,459	17,020
[8]	Republic of Chile	0.100%	1/26/27	18,930	18,525
[8]	Republic of Hungary	1.125%	4/28/26	30,800	31,296
[8]	Republic of Hungary	5.000%	2/22/27	2,580	2,883
	Republic of Hungary	6.125%	5/22/28	5,036	5,186
[8]	Republic of Korea	0.000%	10/15/26	8,743	8,682
	Republic of Panama	4.000%	9/22/24	6,378	6,279
	Republic of Panama	3.750%	3/16/25	37,165	36,271
	Republic of Paraguay	5.000%	4/15/26	9,900	9,870
	Republic of Paraguay	4.700%	3/27/27	1,000	985
	Republic of Peru	7.350%	7/21/25	16,458	16,981
	Republic of Peru	2.844%	6/20/30	44,394	39,284
	Republic of Peru	2.783%	1/23/31	27,083	23,470
	Republic of Uzbekistan	4.750%	2/20/24	8,540	8,529
[8]	Romania	2.750%	2/26/26	9,689	10,292
[3]	Romania	5.250%	11/25/27	19,185	19,031
	Romania	5.250%	11/25/27	10,662	10,566
	Romania	6.625%	2/17/28	6,450	6,688
[8]	Romania	6.625%	9/27/29	10,355	11,984
[8]	Romania	2.500%	2/8/30	6,632	6,297
[8]	Romania	1.750%	7/13/30	4,220	3,716
	Sharjah Sukuk Program Ltd.	3.854%	4/3/26	16,074	15,514
[8]	State of Israel	1.500%	1/16/29	14,400	13,703
	Sultanate of Oman	4.750%	6/15/26	16,065	15,828
	United Mexican States	5.400%	2/9/28	61,823	62,960
	United Mexican States	5.000%	5/7/29	96,100	95,953
	United Mexican States	2.659%	5/24/31	9,657	8,112
Total Sovereign Bonds (Cost $956,646)					943,858
Taxable Municipal Bonds (0.1%)
[14]	New Jersey Economic Development Authority Appropriations Revenue	7.425%	2/15/29	13,409	14,498

Short-Term Investment-Grade Fund
			Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	New York Transportation Development Corp. Miscellaneous Revenue		4.248%	9/1/35	3,295	3,211
	State Board of Administration Finance Corp. Miscellaneous Revenue		1.705%	7/1/27	22,350	20,316
Total Taxable Municipal Bonds (Cost $39,213)						38,025
					Shares
Temporary Cash Investments (0.7%)
Money Market Fund (0.7%)
[15]	Vanguard Market Liquidity Fund (Cost $404,969)		5.410%		4,050,479	405,007
		Counterparty	Expiration Date	Exercise Rate	Notional Amount on Underlying Swap ($000)
Options Purchased (0.0%)
Over-the-Counter Swaptions (0.0%)
Put Swaptions
	5-Year CDX-NA-IG-S41-V1, Credit Protection Purchased, Pays 1.000% Quarterly	GSI	3/20/24	0.700%	604,480	230
	5-Year CDX-NA-IG-S41-V1, Credit Protection Purchased, Pays 1.000% Quarterly	GSI	3/20/24	0.700%	604,500	230
	5-Year CDX-NA-IG-S41-V1, Credit Protection Purchased, Pays 1.000% Quarterly	GSI	4/17/24	0.600%	1,208,970	1,948
	5-Year CDX-NA-IG-S41-V1, Credit Protection Purchased, Pays 1.000% Quarterly	GSI	4/17/24	0.600%	1,204,020	1,940
	Counterparty	Expiration Date	Exercise Rate	Notional Amount on Underlying Swap ($000)	Market Value• ($000)
5-Year CDX-NA-IG-S41-V1, Credit Protection Purchased, Pays 1.000% Quarterly	BANA	5/15/24	0.575%	1,181,530	2,796
Total Options Purchased (Cost $12,037)					7,144
Total Investments (99.4%) (Cost $54,492,897)					53,380,013
Other Assets and Liabilities—Net (0.6%)					305,473
Net Assets (100%)					53,685,486
Cost is in $000.
•	See Note A in Notes to Financial Statements.
1	Securities with a value of $49,329,000 have been segregated as initial margin for open centrally cleared swap contracts.
2	Securities with a value of $32,311,000 have been segregated as initial margin for open futures contracts.
3	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2024, the aggregate value was $3,590,797,000, representing 6.7% of net assets.
4	The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
5	Variable-rate security; rate shown is effective rate at period end. Certain variable-rate securities are not based on a published reference rate and spread but are determined by the issuer or agent based on current market conditions.
6	Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of January 31, 2024.
7	The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
8	Face amount denominated in euro.
9	Face amount denominated in British pounds.
10	Guaranteed by the Republic of Azerbaijan.
11	Face amount denominated in Australian dollars.
12	Non-income-producing security—security in default.
13	Security value determined using significant unobservable inputs.
14	Scheduled principal and interest payments are guaranteed by National Public Finance Guarantee Corp.
15	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3M—3-month.
BANA—Bank of America, N.A.
DAC—Designated Activity Company.
GSI—Goldman Sachs International.
REIT—Real Estate Investment Trust.
REMICS—Real Estate Mortgage Investment Conduits.
SOFR30A—30 Day Average Secured Overnight Financing Rate.
TSFR1M—CME Term Secured Overnight Financing Rate 1-Month.
TSFR3M—CME Term Secured Overnight Financing Rate 3-Month.
TSFR6M—CME Term Secured Overnight Financing Rate 6-Month.

Short-Term Investment-Grade Fund

Derivative Financial Instruments Outstanding as of Period End

Options Written

	Counterparty	Expiration Date	Exercise Rate	Notional Amount on Underlying Swap ($000)	Market Value ($000)
Over-the-Counter Swaptions
Put Swaptions
5-Year CDX-NA-IG-S41-V1, Credit Protection Sold, Receives 1.000% Quarterly	GSI	4/17/24	0.850%	1,787,950	(648)
Total Options Written (Premiums Received $1,707)					(648)
GSI—Goldman Sachs International.

Futures Contracts
	Expiration	Number of Long (Short) Contracts	($000)
			Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
2-Year U.S. Treasury Note	March 2024	3,742	769,566	1,115
5-Year U.S. Treasury Note	March 2024	2,878	311,948	(126)
Euro-Schatz	March 2024	201	23,067	42
				1,031

Short Futures Contracts
10-Year Japanese Government Bond	March 2024	(350)	(347,788)	499
10-Year U.S. Treasury Note	March 2024	(406)	(45,605)	(404)
AUD 3-Year Treasury Bond	March 2024	(1,035)	(72,616)	(711)
Euro-Bobl	March 2024	(4,064)	(520,580)	(3,777)
Long Gilt	March 2024	(376)	(47,636)	(1,900)
Long U.S. Treasury Bond	March 2024	(38)	(4,649)	(243)
Ultra 10-Year U.S. Treasury Note	March 2024	(62)	(7,246)	(241)
				(6,777)
				(5,746)

Forward Currency Contracts
Counterparty	Contract Settlement Date	Contract Amount (000)				Unrealized Appreciation ($000)	Unrealized Depreciation ($000)
		Receive		Deliver
JPMorgan Chase Bank, N.A.	3/20/24	EUR	10,062	USD	10,901	—	(4)
UBS AG	3/20/24	USD	253,167	AUD	383,682	1,041	—
UBS AG	3/20/24	USD	522,109	EUR	479,753	2,535	—
Royal Bank of Canada	3/20/24	USD	314,912	EUR	289,285	1,616	—
State Street Bank & Trust Co.	3/20/24	USD	17,699	EUR	16,290	57	—
UBS AG	3/20/24	USD	220,043	GBP	172,993	722	—
Toronto-Dominion Bank	3/21/24	USD	1,505	JPY	220,932	—	(8)
						5,971	(12)
AUD—Australian dollar.
EUR—euro.
GBP—British pound.
JPY—Japanese yen.
USD—U.S. dollar.

Short-Term Investment-Grade Fund
Centrally Cleared Credit Default Swaps
Reference Entity	Termination Date	Notional Amount (000)		Periodic Premium Received (Paid)[1] (%)	Value ($000)	Unrealized Appreciation (Depreciation) ($000)
Credit Protection Sold
CDX-NA-HY-S41-V2	12/21/28	USD	643,500	5.000	40,890	2,976
1 Periodic premium received/paid quarterly.
USD—U.S. dollar.

Over-the-Counter Credit Default Swaps
Reference Entity	Termination Date	Counterparty	Notional Amount ($000)	Periodic Premium Received (Paid)[1] (%)	Value ($000)	Remaining Up-Front Premium Paid (Received) ($000)	Unrealized Appreciation ($000)	Unrealized Depreciation ($000)
Credit Protection Sold/Moody's Rating
Ally Financial Inc./Baa3	12/23/25	GSI	3,270	1.000	2	9	—	(7)
American Express Co./A2	12/23/25	GSI	3,270	1.000	53	41	12	—
American International Group Inc./Baa2	12/23/25	GSI	3,270	1.000	43	17	26	—
Boeing Co./Baa2	6/21/24	GSI	24,365	1.000	92	46	46	—
Boeing Co./Baa2	12/23/25	GSI	3,270	1.000	32	(7)	39	—
Chubb INA Holdings Inc./A3	12/23/25	GSI	3,270	1.000	56	46	10	—
Comcast Corp./A3	12/23/25	GSI	3,270	1.000	52	37	15	—
CVS Health Corp./Baa2	12/23/25	GSI	3,270	1.000	50	29	21	—
Dominion Energy Inc./Baa2	12/23/25	GSI	3,270	1.000	46	36	10	—
Dow Chemical Co./Baa1	12/23/25	GSI	3,270	1.000	48	23	25	—
Enbridge Inc./Baa1	12/23/25	GSI	3,270	1.000	36	21	15	—
General Electric Co./Baa1	12/23/25	GSI	3,270	1.000	51	7	44	—
General Motors Co./Baa3	12/23/25	GSI	3,270	1.000	33	(1)	34	—
International Business Machines Corp./A3	12/23/25	GSI	3,270	1.000	54	38	16	—
Kroger Co./Baa1	12/23/25	GSI	3,270	1.000	51	29	22	—
Lincoln National Corp./Baa2	12/23/25	GSI	3,270	1.000	—	16	—	(16)
Lowe's Cos. Inc./Baa1	12/23/25	GSI	3,270	1.000	53	38	15	—
Marathon Petroleum Corp./Baa2	12/23/25	GSI	3,270	1.000	48	11	37	—
Marsh & McLennan Cos. Inc./A3	12/23/25	GSI	3,270	1.000	55	44	11	—
Metlife Inc./A3	12/23/25	GSI	3,270	1.000	36	28	8	—
Mondelez International Inc./Baa1	12/23/25	GSI	3,270	1.000	52	34	18	—
People’s Republic of China/A1	6/21/24	GSI	20,715	1.000	88	37	51	—
Prudential Financial Inc./A3	12/23/25	GSI	3,270	1.000	36	28	8	—
Simon Property Group LP/A3	12/23/25	GSI	3,270	1.000	42	17	25	—

Short-Term Investment-Grade Fund
Over-the-Counter Credit Default Swaps (continued)
Reference Entity	Termination Date	Counterparty	Notional Amount ($000)	Periodic Premium Received (Paid)[1] (%)	Value ($000)	Remaining Up-Front Premium Paid (Received) ($000)	Unrealized Appreciation ($000)	Unrealized Depreciation ($000)
UnitedHealth Group Inc./A3	12/23/25	GSI	3,270	1.000	53	40	13	—
Verizon Communications Inc./Baa1	12/23/25	GSI	3,270	1.000	35	28	7	—
					1,197	692	528	(23)

Credit Protection Purchased
Boeing Co.	12/21/24	JPMC	9,690	(1.000)	(62)	146	—	(208)
					1,135	838	528	(231)
1	Periodic premium received/paid quarterly.
GSI—Goldman Sachs International.
JPMC—JPMorgan Chase Bank, N.A.
The notional amount represents the maximum potential amount the fund could be required to pay as a seller of credit protection if the reference entity was subject to a credit event.
At January 31, 2024, the counterparties had deposited in segregated accounts securities with a value of $9,470,000 in connection with open forward currency contracts and open over-the-counter swap contracts.
See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Investment-Grade Fund
Statement of Assets and Liabilities
As of January 31, 2024
($000s, except shares, footnotes, and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $54,087,928)	52,975,006
Affiliated Issuers (Cost $404,969)	405,007
Total Investments in Securities	53,380,013
Investment in Vanguard	1,698
Cash	91
Foreign Currency, at Value (Cost $9,161)	9,092
Receivables for Investment Securities Sold	44,022
Receivables for Accrued Income	504,718
Receivables for Capital Shares Issued	84,527
Swap Premiums Paid	846
Unrealized Appreciation—Forward Currency Contracts	5,971
Unrealized Appreciation—Over-the-Counter Swap Contracts	528
Other Assets	680
Total Assets	54,032,186
Liabilities
Payables for Investment Securities Purchased	248,051
Payables for Capital Shares Redeemed	64,815
Payables for Distributions	23,607
Payables to Vanguard	2,489
Options Written, at Value (Premiums Received $1,707)	648
Swap Premiums Received	8
Variation Margin Payable—Futures Contracts	5,426
Unrealized Depreciation—Forward Currency Contracts	12
Variation Margin Payable—Centrally Cleared Swap Contracts	1,413
Unrealized Depreciation—Over-the-Counter Swap Contracts	231
Total Liabilities	346,700
Net Assets	53,685,486
At January 31, 2024, net assets consisted of:

Paid-in Capital	57,859,625
Total Distributable Earnings (Loss)	(4,174,139)
Net Assets	53,685,486

Investor Shares—Net Assets
Applicable to 617,094,000 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	6,321,694
Net Asset Value Per Share—Investor Shares	$10.24

Admiral Shares—Net Assets
Applicable to 3,661,461,000 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	37,509,033
Net Asset Value Per Share—Admiral Shares	$10.24

Institutional Shares—Net Assets
Applicable to 961,975,809 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	9,854,759
Net Asset Value Per Share—Institutional Shares	$10.24
See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Investment-Grade Fund
Statement of Operations

Year Ended January 31, 2024
($000)
Investment Income
Income
Interest[1]	1,882,693
Total Income	1,882,693
Expenses
The Vanguard Group—Note B
Investment Advisory Services	6,357
Management and Administrative— Investor Shares	11,407
Management and Administrative— Admiral Shares	31,996
Management and Administrative— Institutional Shares	6,070
Marketing and Distribution— Investor Shares	335
Marketing and Distribution— Admiral Shares	2,166
Marketing and Distribution— Institutional Shares	424
Custodian Fees	440
Auditing Fees	53
Shareholders’ Reports—Investor Shares	136
Shareholders’ Reports—Admiral Shares	399
Shareholders’ Reports—Institutional Shares	14
Trustees’ Fees and Expenses	38
Other Expenses	23
Total Expenses	59,858
Expenses Paid Indirectly	(219)
Net Expenses	59,639
Net Investment Income	1,823,054
Realized Net Gain (Loss)
Investment Securities Sold[1]	(1,230,855)
Futures Contracts	(8,920)
Options Purchased	(6,236)
Swap Contracts	29,452
Forward Currency Contracts	42,549
Foreign Currencies	3,707
Realized Net Gain (Loss)	(1,170,303)
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	2,029,329
Futures Contracts	(12,232)
Options Purchased	942
Options Written	1,059
Swap Contracts	(213)
Forward Currency Contracts	1,932
Foreign Currencies	(829)
Change in Unrealized Appreciation (Depreciation)	2,019,988
Net Increase (Decrease) in Net Assets Resulting from Operations	2,672,739
1	Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $11,363,000, $98,000, and $1,000, respectively. Purchases and sales are for temporary cash investment purposes.
Statement of Changes in Net Assets

	Year Ended January 31,
	2024 ($000)	2023 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,823,054	1,341,629
Realized Net Gain (Loss)	(1,170,303)	(1,856,600)
Change in Unrealized Appreciation (Depreciation)	2,019,988	(2,056,882)
Net Increase (Decrease) in Net Assets Resulting from Operations	2,672,739	(2,571,853)
Distributions
Investor Shares	(202,974)	(138,688)
Admiral Shares	(1,295,060)	(963,438)
Institutional Shares	(372,392)	(268,221)
Total Distributions	(1,870,426)	(1,370,347)
Capital Share Transactions
Investor Shares	(304,790)	(1,451,328)
Admiral Shares	(4,883,993)	(9,570,838)
Institutional Shares	(1,839,710)	(1,824,378)
Net Increase (Decrease) from Capital Share Transactions	(7,028,493)	(12,846,544)
Total Increase (Decrease)	(6,226,180)	(16,788,744)
Net Assets
Beginning of Period	59,911,666	76,700,410
End of Period	53,685,486	59,911,666

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Investment-Grade Fund
Financial Highlights
Investor Shares
For a Share Outstanding Throughout Each Period	Year Ended January 31,
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Period	$10.09	$10.63	$11.02	$10.80	$10.50
Investment Operations
Net Investment Income[1]	.314	.194	.161	.233	.297
Net Realized and Unrealized Gain (Loss) on Investments	.159	(.534)	(.341)	.225	.304
Total from Investment Operations	.473	(.340)	(.180)	.458	.601
Distributions
Dividends from Net Investment Income	(.323)	(.200)	(.171)	(.238)	(.301)
Distributions from Realized Capital Gains	—	—	(.039)	—	—
Total Distributions	(.323)	(.200)	(.210)	(.238)	(.301)
Net Asset Value, End of Period	$10.24	$10.09	$10.63	$11.02	$10.80
Total Return[2]	4.79%	-3.18%	-1.66%	4.29%	5.79%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$6,322	$6,532	$8,400	$8,617	$8,179
Ratio of Total Expenses to Average Net Assets	0.20%[3]	0.20%[3]	0.20%	0.20%	0.20%
Ratio of Net Investment Income to Average Net Assets	3.13%	1.92%	1.47%	2.14%	2.78%
Portfolio Turnover Rate[4]	70%	77%	65%	89%	76%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.20%.
4	Includes 3%, 11%, 3%, 13%, and 1%, respectively, attributable to mortgage-dollar-roll activity.

Admiral Shares
For a Share Outstanding Throughout Each Period	Year Ended January 31,
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Period	$10.09	$10.63	$11.02	$10.80	$10.50
Investment Operations
Net Investment Income[1]	.323	.204	.171	.244	.308
Net Realized and Unrealized Gain (Loss) on Investments	.160	(.534)	(.341)	.225	.304
Total from Investment Operations	.483	(.330)	(.170)	.469	.612
Distributions
Dividends from Net Investment Income	(.333)	(.210)	(.181)	(.249)	(.312)
Distributions from Realized Capital Gains	—	—	(.039)	—	—
Total Distributions	(.333)	(.210)	(.220)	(.249)	(.312)
Net Asset Value, End of Period	$10.24	$10.09	$10.63	$11.02	$10.80
Total Return[2]	4.90%	-3.09%	-1.56%	4.39%	5.90%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$37,509	$41,848	$54,200	$51,282	$44,211
Ratio of Total Expenses to Average Net Assets	0.10%[3]	0.10%[3]	0.10%	0.10%	0.10%
Ratio of Net Investment Income to Average Net Assets	3.22%	2.01%	1.57%	2.23%	2.88%
Portfolio Turnover Rate[4]	70%	77%	65%	89%	76%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.10%.
4	Includes 3%, 11%, 3%, 13%, and 1%, respectively, attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Investment-Grade Fund
Financial Highlights
Institutional Shares
For a Share Outstanding Throughout Each Period	Year Ended January 31,
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Period	$10.09	$10.63	$11.02	$10.80	$10.50
Investment Operations
Net Investment Income[1]	.326	.207	.175	.246	.311
Net Realized and Unrealized Gain (Loss) on Investments	.160	(.534)	(.341)	.226	.304
Total from Investment Operations	.486	(.327)	(.166)	.472	.615
Distributions
Dividends from Net Investment Income	(.336)	(.213)	(.185)	(.252)	(.315)
Distributions from Realized Capital Gains	—	—	(.039)	—	—
Total Distributions	(.336)	(.213)	(.224)	(.252)	(.315)
Net Asset Value, End of Period	$10.24	$10.09	$10.63	$11.02	$10.80
Total Return	4.93%	-3.06%	-1.53%	4.42%	5.93%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$9,855	$11,531	$14,101	$14,267	$10,830
Ratio of Total Expenses to Average Net Assets	0.07%[2]	0.07%[2]	0.07%	0.07%	0.07%
Ratio of Net Investment Income to Average Net Assets	3.25%	2.05%	1.60%	2.25%	2.91%
Portfolio Turnover Rate[3]	70%	77%	65%	89%	76%
1	Calculated based on average shares outstanding.
2	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.07%.
3	Includes 3%, 11%, 3%, 13%, and 1%, respectively, attributable to mortgage-dollar-roll activity.
See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Investment-Grade Fund
Notes to Financial Statements
Vanguard Short-Term Investment-Grade Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers three classes of shares: Investor Shares, Admiral Shares, and Institutional Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and other temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral, as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value.
2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
3. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the fund is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The fund mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The fund may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. Under an MSFTA, upon a counterparty default (including bankruptcy), the fund may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its MSFTA, and sell or retain any collateral held up to the net amount owed to the fund under the MSFTA.
4. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The fund also enters into mortgage-dollar-roll transactions in which the fund buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The fund continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Assets and Liabilities.

Short-Term Investment-Grade Fund
5. Floating Rate Loan Interests: Floating rate loan interests represent interests in amounts owed by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate the fund to supply additional cash to the borrower on demand. Floating rate loan interests may be made directly with a borrower or acquired through assignment or participation. The fund’s right to enforce a borrower’s compliance with the terms of the loan agreement, or benefit directly from the collateral supporting the loan, varies when the loan is a direct borrowing, an assignment, or a participation. Floating rate loan interests involve various risks including risk of loss in case of default, insolvency, or the bankruptcy of the borrower and are generally subject to restrictions on transfer with limited opportunities to sell them in secondary markets. The fund may also invest in loan commitments, which are contractual obligations for a future funding. The fund may earn a commitment fee on any unfunded portion of these commitments which is amortized to interest income over the commitment period. Both the funded portion of a floating rate loan interest as well as its unfunded commitment, if any, is reflected on the Schedule of Investments.
6. Swaptions: The fund invests in options on swaps, which are transacted over-the-counter (OTC) and not on an exchange. The fund enters into swaptions to adjust the fund’s sensitivity to interest rates or to adjust its exposure to the underlying investments. The fund may purchase a swaption from a counterparty whereby the fund has the right to enter into a swap in which the fund will pay either a fixed percentage rate or a floating rate, which is reset periodically based on short-term interest rates, and receive a different floating rate, each applied to a notional amount. The fund may also sell a swaption to a counterparty whereby the fund grants the counterparty the right to enter into a swap in which the fund will pay a floating rate and receive a fixed rate, each applied to a notional amount. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options generally are established through negotiation with the other party to the option contract. Although this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options. Credit risk involves the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund mitigates its counterparty risk by entering into swaptions with a diverse group of prequalified counterparties and monitoring their financial strength.
The primary risk associated with purchasing swaptions is that interest rates or the value of the underlying investments move in such a way that the exercise price of the swaption exceeds the value of the underlying investment, the position is worthless at expiration, and the fund loses the premium paid. The primary risk associated with selling swaptions is that interest rates or the value of the underlying investments move in such a way that the exercise price of the swaption exceeds the value of the underlying investment, the counterparty exercises the swaption, and the resulting interest rate swap results in a negative cash flow to the fund in an amount greater than the premium received. A risk associated with all types of swaptions is the possibility that a counterparty may default on its obligations under the swaption contract.
Swaptions are valued based on market quotations received from independent pricing services or recognized dealers. The premium paid for a purchased swaption is recorded in the Statement of Assets and Liabilities as an asset and is subsequently adjusted daily based on the current market value of the swaption. The premium received for a written swaption is recorded in the Statement of Assets and Liabilities as an asset with an equal liability and is subsequently adjusted daily based on the current market value of the swaption. The notional amounts of option contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of swaptions are recorded in the Statement of Operations as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains (losses) are recognized.
During the year ended January 31, 2024, the fund’s average value of investments in swaptions purchased and swaptions written represented less than 1% of net assets, respectively, based on the average market values at each quarter-end during the period.
7. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse

Short-Term Investment-Grade Fund
imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended January 31, 2024, the fund’s average investments in long and short futures contracts represented 3% and 2% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
8. Forward Currency Contracts: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates.
Risks associated with these types of forward currency contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on forward currency contracts.
During the year ended January 31, 2024, the fund’s average investment in forward currency contracts represented 3% of net assets, based on the average of the notional amounts at each quarter-end during the period.
9. Swap Contracts: The fund invests in credit default swaps to adjust the overall credit risk of the fund or to actively overweight or underweight credit risk to a specific issuer or group of issuers. The fund may sell credit protection through credit default swaps to simulate investments in long positions that are either unavailable or considered to be less attractively priced in the bond market. The fund may purchase credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional amount. If, for example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the notional amount and take delivery of a debt instrument of the reference issuer with a par amount equal to such notional amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.
The fund enters into centrally cleared credit default swaps to achieve the same objectives specified with respect to the equivalent over-the-counter swaps but with less counterparty risk because a regulated clearinghouse is the counterparty instead of the clearing broker or executing broker. The

Short-Term Investment-Grade Fund
clearinghouse imposes initial margin requirements to secure the fund’s performance, and requires daily settlement of variation margin representing changes in the market value of each contract. To further mitigate counterparty risk, the fund trades with a diverse group of prequalified executing brokers; monitors the financial strength of its clearing brokers, executing brokers, and clearinghouse; and has entered into agreements with its clearing brokers and executing brokers.
The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the fund (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the fund) will be significantly less than the amount paid by the fund and, in a physically settled swap, the fund may receive an illiquid debt instrument. A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
The notional amounts of swap contracts are not recorded in the Statement of Assets and Liabilities. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the fund under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.
During the year ended January 31, 2024, the fund’s average amounts of investments in credit protection sold and credit protection purchased represented 2% and less than 1% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
10. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
11. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
12. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either

Short-Term Investment-Grade Fund
facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended January 31, 2024, the fund did not utilize the credit facilities or the Interfund Lending Program.
13. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At January 31, 2024, the fund had contributed to Vanguard capital in the amount of $1,698,000, representing less than 0.01% of the fund’s net assets and 0.68% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.	The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended January 31, 2024, custodian fee offset arrangements reduced the fund’s expenses by $219,000 (an annual rate of less than 0.01% of average net assets).
D.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.

Short-Term Investment-Grade Fund
The following table summarizes the market value of the fund’s investments and derivatives as of January 31, 2024, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
U.S. Government and Agency Obligations	—	3,261,872	—	3,261,872
Asset-Backed/Commercial Mortgage-Backed Securities	—	1,650,076	—	1,650,076
Corporate Bonds	—	46,897,431	3	46,897,434
Floating Rate Loan Interests	—	176,597	—	176,597
Sovereign Bonds	—	943,858	—	943,858
Taxable Municipal Bonds	—	38,025	—	38,025
Temporary Cash Investments	405,007	—	—	405,007
Options Purchased	—	7,144	—	7,144
Total	405,007	52,975,003	3	53,380,013
Derivative Financial Instruments
Assets
Futures Contracts[1]	1,656	—	—	1,656
Forward Currency Contracts	—	5,971	—	5,971
Swap Contracts	2,976[1]	528	—	3,504
Total	4,632	6,499	—	11,131
Liabilities
Options Written	—	648	—	648
Futures Contracts[1]	7,402	—	—	7,402
Forward Currency Contracts	—	12	—	12
Swap Contracts	—	231	—	231
Total	7,402	891	—	8,293
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
E.	At January 31, 2024, the fair values of derivatives were reflected in the Statement of Assets and Liabilities as follows:

Statement of Assets and Liabilities	Interest Rate Contracts ($000)	Foreign Exchange Contracts ($000)	Credit Contracts ($000)	Total ($000)
Investments in Secuties, at Value—Unaffiliated Issuers (Options Purchased)	—	—	7,144	7,144
Swap Premiums Paid	—	—	846	846
Unrealized Appreciation—Futures Contracts[1]	1,656	—	—	1,656
Unrealized Appreciation—Centrally Cleared Swap Contracts[1]	—	—	2,976	2,976
Unrealized Appreciation—Forward Currency Contracts	—	5,971	—	5,971
Unrealized Appreciation— Over-the-Counter Swap Contracts	—	—	528	528
Total Assets	1,656	5,971	11,494	19,121

Options Written, at Value	—	—	648	648
Swap Premiums Received	—	—	8	8
Unrealized Depreciation—Futures Contracts[1]	7,402	—	—	7,402
Unrealized Depreciation—Forward Currency Contracts	—	12	—	12

Short-Term Investment-Grade Fund
	Interest Rate Contracts ($000)	Foreign Exchange Contracts ($000)	Credit Contracts ($000)	Total ($000)
Unrealized Depreciation— Over-the-Counter Swap Contracts	—	—	231	231
Total Liabilities	7,402	12	887	8,301
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended January 31, 2024, were:
Realized Net Gain (Loss) on Derivatives	Interest Rate Contracts ($000)	Foreign Exchange Contracts ($000)	Credit Contracts ($000)	Total ($000)
Futures Contracts	(8,920)	—	—	(8,920)
Options Purchased	(5,668)	—	(568)	(6,236)
Swap Contracts	(675)	—	30,127	29,452
Forward Currency Contracts	—	42,549	—	42,549
Realized Net Gain (Loss) on Derivatives	(15,263)	42,549	29,559	56,845
Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	(12,232)	—	—	(12,232)
Options Purchased	5,669	—	(4,727)	942
Options Written	—	—	1,059	1,059
Swap Contracts	—	—	(213)	(213)
Forward Currency Contracts	—	1,932	—	1,932
Change in Unrealized Appreciation (Depreciation) on Derivatives	(6,563)	1,932	(3,881)	(8,512)
F.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for applicable foreign currency transactions and swap agreements were reclassified between the individual components of total distributable earnings (loss).
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to capital loss carryforwards; the deferral of losses from wash sales; the recognition of unrealized gains or losses from certain derivative contracts; the recognition of gain or loss from foreign currency hedges; the timing of payables for distributions; and the treatment of amortization adjustments from certain fixed income securities. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	37,099
Undistributed Long-Term Gains	—
Net Unrealized Gains (Losses)	(1,068,746)
Capital Loss Carryforwards	(3,118,885)
Qualified Late-Year Losses	—
Other Temporary Differences	(23,607)
Total	(4,174,139)

Short-Term Investment-Grade Fund
The tax character of distributions paid was as follows:
	Year Ended January 31,
	2024 Amount ($000)	2023 Amount ($000)
Ordinary Income*	1,870,426	1,370,347
Long-Term Capital Gains	—	—
Total	1,870,426	1,370,347
*	Includes short-term capital gains, if any.
As of January 31, 2024, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	54,448,242
Gross Unrealized Appreciation	455,174
Gross Unrealized Depreciation	(1,523,920)
Net Unrealized Appreciation (Depreciation)	(1,068,746)
G.	During the year ended January 31, 2024, the fund purchased $23,250,949,000 of investment securities and sold $25,993,832,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $15,964,302,000 and $21,214,447,000, respectively.
H.	Capital share transactions for each class of shares were:

	Year Ended January 31,
	2024		2023
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
Investor Shares
Issued	730,553	72,791	664,217	65,470
Issued in Lieu of Cash Distributions	190,872	18,998	129,822	12,868
Redeemed	(1,226,215)	(122,371)	(2,245,367)	(221,029)
Net Increase (Decrease)—Investor Shares	(304,790)	(30,582)	(1,451,328)	(142,691)
Admiral Shares
Issued	6,859,776	683,238	10,354,155	1,021,772
Issued in Lieu of Cash Distributions	1,050,829	104,606	766,035	75,924
Redeemed	(12,794,598)	(1,275,713)	(20,691,028)	(2,048,397)
Net Increase (Decrease)—Admiral Shares	(4,883,993)	(487,869)	(9,570,838)	(950,701)
Institutional Shares
Issued	2,516,904	250,688	2,932,351	288,413
Issued in Lieu of Cash Distributions	336,484	33,509	248,275	24,614
Redeemed	(4,693,098)	(465,582)	(5,005,004)	(496,496)
Net Increase (Decrease)—Institutional Shares	(1,839,710)	(181,385)	(1,824,378)	(183,469)
I.	Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia’s invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund’s investments and fund performance.
To the extent the fund’s investment portfolio reflects concentration in a particular market, industry, sector, country or asset class, the fund may be adversely affected by the performance of these concentrations and may be subject to increased price volatility and other risks.
Credit risk is the risk that a counterparty to a transaction or an issuer of a financial instrument will fail to pay interest and principal when due, or that perceptions of the issuer’s ability to make such payments will cause the price of an investment to decline. Investment in debt securities will generally increase credit risk.

Short-Term Investment-Grade Fund
The use of derivatives may expose the fund to various risks. Derivatives can be highly volatile, and any initial investment is generally small relative to the notional amount so that transactions may be leveraged in terms of market exposure. A relatively small market movement may have a potentially larger impact on derivatives than on standard securities. Leveraged derivatives positions can, therefore, increase volatility. Additional information regarding the fund’s use of derivative(s) and the specific risks associated is described under significant accounting policies.
J.	Management has determined that no events or transactions occurred subsequent to January 31, 2024, that would require recognition or disclosure in these financial statements.

Intermediate-Term Investment-Grade Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: January 31, 2014, Through January 31, 2024
Initial Investment of $10,000
		Average Annual Total Returns Periods Ended January 31, 2024
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Intermediate-Term Investment-Grade Fund Investor Shares	4.44%	2.03%	2.47%	$12,761
Bloomberg U.S. 5-10 Year Credit Bond Index	4.50	2.29	2.91	13,326
Bloomberg U.S. Aggregate Bond Index	2.10	0.83	1.63	11,758

	One Year	Five Years	Ten Years	Final Value of a $50,000 Investment
Intermediate-Term Investment-Grade Fund Admiral Shares	4.54%	2.13%	2.57%	$64,443
Bloomberg U.S. 5-10 Year Credit Bond Index	4.50	2.29	2.91	66,629
Bloomberg U.S. Aggregate Bond Index	2.10	0.83	1.63	58,788
See Financial Highlights for dividend and capital gains information.

Intermediate-Term Investment-Grade Fund
Fund Allocation
As of January 31, 2024
Asset-Backed/Commercial Mortgage-Backed Securities	0.5%
Corporate Bonds - Communications	6.7
Corporate Bonds - Consumer Discretionary	4.2
Corporate Bonds - Consumer Staples	5.4
Corporate Bonds - Energy	7.6
Corporate Bonds - Financials	30.5
Corporate Bonds - Health Care	7.6
Corporate Bonds - Industrials	5.2
Corporate Bonds - Materials	2.4
Corporate Bonds - Real Estate	5.7
Corporate Bonds - Technology	5.6
Corporate Bonds - Utilities	7.3
Floating Rate Loan Interests	0.1
Sovereign Bonds	2.5
Taxable Municipal Bonds	0.3
U.S. Government and Agency Obligations	8.4
The table reflects the fund’s investments, except for short-term investments and derivatives. The agency and mortgage-backed securities may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Intermediate-Term Investment-Grade Fund
Financial Statements
Schedule of Investments
As of January 31, 2024
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
U.S. Government and Agency Obligations (8.2%)
U.S. Government Securities (8.2%)
	United States Treasury Note/Bond	4.625%	9/30/28	175,000	180,387
	United States Treasury Note/Bond	3.500%	1/31/30	250,492	245,012
	United States Treasury Note/Bond	4.000%	2/28/30	60,000	60,263
	United States Treasury Note/Bond	3.500%	4/30/30	265,635	259,492
	United States Treasury Note/Bond	3.750%	5/31/30	349,358	346,028
[1,2]	United States Treasury Note/Bond	3.750%	6/30/30	231,530	229,323
	United States Treasury Note/Bond	4.000%	7/31/30	230,490	231,534
	United States Treasury Note/Bond	4.125%	8/31/30	180,000	182,053
	United States Treasury Note/Bond	4.625%	9/30/30	75,000	78,047
	United States Treasury Note/Bond	4.875%	10/31/30	250,000	263,906
[1]	United States Treasury Note/Bond	4.375%	11/30/30	52,000	53,381
	United States Treasury Note/Bond	1.625%	5/15/31	165,124	141,491
[3]	United States Treasury Note/Bond	1.250%	8/15/31	350,000	289,625
	United States Treasury Note/Bond	1.375%	11/15/31	100,000	83,016
Total U.S. Government and Agency Obligations (Cost $2,726,069)					2,643,558
Asset-Backed/Commercial Mortgage-Backed Securities (0.5%)
[4,5]	Banc of America Commercial Mortgage Trust Class C Series 2015-UBS7	4.343%	9/15/48	360	279
[4]	BANK Class A4 Series 2019-BNK18	3.584%	5/15/62	4,000	3,556
[4,5]	BANK Class A4 Series 2022-BNK40	3.393%	3/15/64	5,390	4,872
[4]	BANK Class A5 Series 2022-BNK43	4.399%	8/15/55	18,680	18,028
[4]	Bank of America Merrill Lynch Commercial Mortgage Trust Class A4 Series 2017-BNK3	3.574%	2/15/50	1,540	1,472
[4,6]	Barclays Commercial Mortgage Trust Class A5 Series 2024-C24	5.419%	2/15/57	7,170	7,489
[4,5]	BBCMS Mortagage Trust Class A5 Series 2022-C16	4.600%	6/15/55	3,830	3,761
[4]	BBCMS Mortgage Trust Class A4 Series 2020-C6	2.639%	2/15/53	2,285	2,019
[4]	BBCMS Mortgage Trust Class A5 Series 2021-C9	2.299%	2/15/54	7,114	6,033
[4]	BBCMS Mortgage Trust Class A5 Series 2022-C17	4.441%	9/15/55	4,250	4,125
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[4,5]	BBCMS Mortgage Trust Class A5 Series 2023-C22	6.804%	11/15/56	2,600	2,977
[4]	BBCMS Trust Class A5 Series 2021-C10	2.492%	7/15/54	4,250	3,650
[4]	Benchmark Mortgage Trust Class A4 Series 2018-B8	3.963%	1/15/52	1,200	1,133
[4]	Benchmark Mortgage Trust Class A4 Series 2023-B38	5.525%	4/15/56	2,600	2,715
[4]	Benchmark Mortgage Trust Class A5 Series 2019-B15	2.928%	12/15/72	4,000	3,459
[4]	Benchmark Mortgage Trust Class A5 Series 2020-B16	2.732%	2/15/53	3,660	3,236
[4,5]	Benchmark Mortgage Trust Class A5 Series 2022-B36	4.470%	7/15/55	17,800	17,228
[4]	BMO Mortgage Trust Class A5 Series 2023-C7	6.160%	12/15/56	11,800	12,907
[4]	Cantor Commercial Real Estate Lending Class A4 Series 2019-CF3	3.006%	1/15/53	4,000	3,515
[4,5]	CD Mortgage Trust Class AM Series 2017-CD6	3.709%	11/13/50	1,340	1,200
[4,5]	CD Mortgage Trust Class AS Series 2017-CD5	3.684%	8/15/50	820	753
[4,5]	CD Mortgage Trust Class C Series 2016-CD1	3.631%	8/10/49	1,000	660
[4,5]	CD Mortgage Trust Class C Series 2018-CD7	4.843%	8/15/51	1,350	1,065
[4]	CFCRE Commercial Mortgage Trust Class A4 Series 2016-C4	3.283%	5/10/58	925	865
[4]	Citigroup Commercial Mortgage Trust Class A3 Series 2019-C7	2.860%	12/15/72	4,000	3,518
[4,5]	Citigroup Commercial Mortgage Trust Class A4 Series 2018-C5	4.228%	6/10/51	400	384
[4]	Citigroup Commercial Mortgage Trust Class B Series 2017-P8	4.192%	9/15/50	1,000	850
[4,5]	Citigroup Commercial Mortgage Trust Class C Series 2015-GC33	4.574%	9/10/58	900	700
[4,5]	Citigroup Commercial Mortgage Trust Class C Series 2017-P8	4.257%	9/15/50	1,000	770
[4,7]	COMM Mortgage Trust Class B Series 2013-CR6	3.397%	3/10/46	651	622
[4]	CSAIL Commercial Mortgage Trust Class A3 Series 2020-C19	2.561%	3/15/53	5,250	4,486
[4,5]	CSAIL Commercial Mortgage Trust Class C Series 2015-C3	4.351%	8/15/48	960	743

Intermediate-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[4,5]	GS Mortgage Securities Trust Class A5 Series 2018-GS10	4.155%	7/10/51	1,065	1,001
[4]	GS Mortgage Securities Trust Class A5 Series 2020-GC45	2.911%	2/13/53	3,170	2,798
[4]	GS Mortgage Securities Trust Class AS Series 2014-GC20	4.258%	4/10/47	570	566
[4,5]	GS Mortgage Securities Trust Class C Series 2014-GC24	4.518%	9/10/47	4,615	3,670
[4,5]	GS Mortgage Securities Trust Class C Series 2015-GC34	4.637%	10/10/48	910	664
[4,5,7]	JP Morgan Chase Commercial Mortgage Securities Trust Class D Series 2010-C2	5.583%	11/15/43	246	226
[4]	JPMDB Commercial Mortgage Securities Trust Class A4 Series 2018-C8	4.211%	6/15/51	150	141
[4,5]	Morgan Stanley Bank of America Merrill Lynch Trust Class C Series 2013-C10	3.997%	7/15/46	1,830	1,469
[4,5]	Morgan Stanley Bank of America Merrill Lynch Trust Class C Series 2014-C15	5.011%	4/15/47	22	22
[4,7]	Morgan Stanley Capital I Trust Class A Series 2014-150E	3.912%	9/9/32	1,870	1,560
[4,5]	Morgan Stanley Capital I Trust Class A4 Series 2021-L6	2.444%	6/15/54	1,900	1,593
[4,7]	MSBAM Commercial Mortgage Securities Trust Class A2 Series 2012-CKSV	3.277%	10/15/30	3,372	2,913
[4,5]	MSWF Commercial Mortgage Trust Class A5 Series 2023-2	6.014%	12/15/56	7,400	8,034
[4,7]	Palisades Center Trust Class A Series 2016-PLSD	2.713%	4/13/33	5,780	3,305
[4,7]	TMSQ Mortgage Trust Class A Series 2014-1500	3.680%	10/10/36	2,500	2,308
[4,7]	UBS-BAMLL Trust Class A Series 2012-WRM	3.663%	6/10/30	211	193
[4]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2018-C46	4.152%	8/15/51	1,115	1,066
[4]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2018-C47	4.442%	9/15/61	1,090	1,067
[4]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2019-C54	3.146%	12/15/52	2,390	2,166
[4]	Wells Fargo Commercial Mortgage Trust Class AS Series 2014-LC16	4.020%	8/15/50	700	688
[4]	Wells Fargo Commercial Mortgage Trust Class B Series 2014-LC16	4.322%	8/15/50	1,300	1,035
[4]	Wells Fargo Commercial Mortgage Trust Class C Series 2014-LC16	4.458%	8/15/50	1,450	537
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[4,5]	Wells Fargo Commercial Mortgage Trust Class C Series 2018-C43	4.514%	3/15/51	1,380	1,077
[4,5,7]	WFLD Mortgage Trust Class A Series 2014-MONT	3.755%	8/10/31	4,640	4,046
[4]	WFRBS Commercial Mortgage Trust Class AS Series 2014-C21	3.891%	8/15/47	700	670
[4]	WFRBS Commercial Mortgage Trust Class B Series 2014-C20	4.378%	5/15/47	2,410	1,892
[4,5]	WFRBS Commercial Mortgage Trust Class C Series 2014-C20	4.513%	5/15/47	1,410	752
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $180,645)					164,529
Corporate Bonds (86.7%)
Communications (6.6%)
	AT&T Inc.	4.350%	3/1/29	32,776	32,229
	AT&T Inc.	4.300%	2/15/30	58,644	57,031
	AT&T Inc.	2.750%	6/1/31	37,000	32,111
	AT&T Inc.	2.250%	2/1/32	69,781	57,382
	AT&T Inc.	2.550%	12/1/33	9,970	8,092
	AT&T Inc.	5.400%	2/15/34	13,344	13,692
[8]	AT&T Inc.	4.300%	11/18/34	4,400	5,022
[8]	AT&T Inc.	3.150%	9/4/36	4,700	4,757
	Booking Holdings Inc.	4.625%	4/13/30	35,630	35,713
[7]	British Telecommunications plc	3.250%	11/8/29	30,000	27,366
	British Telecommunications plc	9.625%	12/15/30	6,194	7,650
[7]	Cable One Inc.	4.000%	11/15/30	503	406
[7]	CCO Holdings LLC / CCO Holdings Capital Corp.	6.375%	9/1/29	2,270	2,209
[7]	CCO Holdings LLC / CCO Holdings Capital Corp.	4.750%	3/1/30	5,885	5,229
	Charter Communications Operating LLC / Charter Communications Operating Capital	5.050%	3/30/29	34,184	33,630
	Charter Communications Operating LLC / Charter Communications Operating Capital	2.800%	4/1/31	14,025	11,593
	Charter Communications Operating LLC / Charter Communications Operating Capital	2.300%	2/1/32	12,000	9,380
	Charter Communications Operating LLC / Charter Communications Operating Capital	6.650%	2/1/34	12,000	12,482
[9]	CK Hutchison Group Telecom Finance SA	2.625%	10/17/34	7,295	6,600
	Comcast Corp.	2.650%	2/1/30	15,290	13,752
	Comcast Corp.	3.400%	4/1/30	65,765	61,224
	Comcast Corp.	4.250%	10/15/30	6,753	6,611
	Comcast Corp.	1.950%	1/15/31	32,500	27,214
	Comcast Corp.	1.500%	2/15/31	12,000	9,760
	Comcast Corp.	5.500%	11/15/32	20,760	21,883
[7]	CSC Holdings LLC	11.750%	1/31/29	465	472
[7]	CSC Holdings LLC	5.750%	1/15/30	930	493
[7]	CSC Holdings LLC	4.625%	12/1/30	987	510
[7]	CSC Holdings LLC	3.375%	2/15/31	1,465	1,003
	Deutsche Telekom International Finance BV	8.750%	6/15/30	59,722	71,108
[7]	Directv Financing LLC	8.875%	2/1/30	390	398

Intermediate-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[7]	Directv Financing LLC / Directv Financing Co-Obligor Inc.	5.875%	8/15/27	3,569	3,391
	Discovery Communications LLC	4.125%	5/15/29	35,025	33,182
	Discovery Communications LLC	3.625%	5/15/30	25,186	22,790
[7]	DISH Network Corp.	11.750%	11/15/27	2,690	2,807
	Electronic Arts Inc.	1.850%	2/15/31	34,437	28,606
	Expedia Group Inc.	3.250%	2/15/30	5,020	4,563
	Expedia Group Inc.	2.950%	3/15/31	7,278	6,371
	Fox Corp.	4.709%	1/25/29	25,031	24,823
	Fox Corp.	3.500%	4/8/30	14,000	12,870
	Fox Corp.	6.500%	10/13/33	22,340	24,101
[7]	Frontier Communications Holdings LLC	5.000%	5/1/28	2,180	2,012
[7]	Frontier Communications Holdings LLC	6.000%	1/15/30	958	812
	Interpublic Group of Cos. Inc.	4.750%	3/30/30	364	358
	Interpublic Group of Cos. Inc.	2.400%	3/1/31	16,016	13,524
[7]	Level 3 Financing Inc.	4.625%	9/15/27	316	166
[7]	Level 3 Financing Inc.	4.250%	7/1/28	545	183
[7]	Level 3 Financing Inc.	3.625%	1/15/29	1,155	345
[7]	Level 3 Financing Inc.	3.875%	11/15/29	540	411
[7]	Level 3 Financing Inc.	10.500%	5/15/30	350	349
	Meta Platforms Inc.	4.800%	5/15/30	39,640	40,334
	Meta Platforms Inc.	3.850%	8/15/32	50,635	47,889
	Meta Platforms Inc.	4.950%	5/15/33	12,500	12,787
[8]	Netflix Inc.	4.625%	5/15/29	10,500	12,042
	Netflix Inc.	6.375%	5/15/29	25,225	27,238
[7]	Netflix Inc.	5.375%	11/15/29	11,561	11,930
[7]	Netflix Inc.	4.875%	6/15/30	15,938	16,066
[7]	News Corp.	3.875%	5/15/29	4,843	4,450
[7]	Nexstar Media Inc.	5.625%	7/15/27	1,510	1,469
[7]	Nexstar Media Inc.	4.750%	11/1/28	3,455	3,164
[7]	NTT Finance Corp.	2.065%	4/3/31	4,955	4,143
	Omnicom Group Inc.	4.200%	6/1/30	2,000	1,928
	Omnicom Group Inc.	2.600%	8/1/31	29,000	24,689
	Orange SA	9.000%	3/1/31	11,803	14,583
	Orange SA	5.375%	1/13/42	2,500	2,533
[7]	Outfront Media Capital LLC / Outfront Media Capital Corp.	7.375%	2/15/31	615	644
	Paramount Global	4.200%	6/1/29	9,627	8,991
	Paramount Global	4.950%	1/15/31	48,236	45,622
	Paramount Global	4.200%	5/19/32	27,322	24,249
	Rogers Communications Inc.	3.800%	3/15/32	74,778	67,983
[7]	Scripps Escrow II Inc.	5.375%	1/15/31	768	590
[7]	Scripps Escrow Inc.	5.875%	7/15/27	1,843	1,662
[7]	Sirius XM Radio Inc.	5.000%	8/1/27	1,810	1,738
	Sprint Capital Corp.	8.750%	3/15/32	89,820	110,341
	T-Mobile USA Inc.	3.375%	4/15/29	31,773	29,523
	T-Mobile USA Inc.	3.875%	4/15/30	134,735	127,304
	T-Mobile USA Inc.	2.550%	2/15/31	17,145	14,692
	T-Mobile USA Inc.	2.875%	2/15/31	31,920	27,950
	T-Mobile USA Inc.	3.500%	4/15/31	55,000	50,066
	T-Mobile USA Inc.	2.250%	11/15/31	26,520	21,952
	T-Mobile USA Inc.	5.200%	1/15/33	15,000	15,255
	T-Mobile USA Inc.	5.050%	7/15/33	27,160	27,194
	T-Mobile USA Inc.	5.150%	4/15/34	24,830	25,022
[7]	Univision Communications Inc.	8.000%	8/15/28	1,120	1,139
[7]	Univision Communications Inc.	4.500%	5/1/29	110	98
[7]	Univision Communications Inc.	7.375%	6/30/30	1,841	1,805
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[7]	UPC Broadband Finco BV	4.875%	7/15/31	1,620	1,423
	Verizon Communications Inc.	3.875%	2/8/29	1,000	966
	Verizon Communications Inc.	4.016%	12/3/29	52,000	49,973
	Verizon Communications Inc.	3.150%	3/22/30	30,626	27,886
	Verizon Communications Inc.	1.500%	9/18/30	10,107	8,298
	Verizon Communications Inc.	1.680%	10/30/30	19,550	16,059
	Verizon Communications Inc.	1.750%	1/20/31	45,139	36,837
	Verizon Communications Inc.	2.550%	3/21/31	105,107	90,357
	Verizon Communications Inc.	2.355%	3/15/32	86,142	71,435
	Verizon Communications Inc.	4.500%	8/10/33	10,000	9,665
[7]	Videotron Ltd.	3.625%	6/15/29	2,618	2,388
[7]	Virgin Media Finance plc	5.000%	7/15/30	1,400	1,245
[7]	VZ Secured Financing BV	5.000%	1/15/32	2,228	1,946
	Walt Disney Co.	2.000%	9/1/29	20,664	18,181
	Walt Disney Co.	2.650%	1/13/31	24,000	21,282
	Warnermedia Holdings Inc.	4.054%	3/15/29	38,114	36,079
	Warnermedia Holdings Inc.	4.279%	3/15/32	156,137	142,947
[7]	WMG Acquisition Corp.	3.750%	12/1/29	7,825	7,065
					2,131,763
Consumer Discretionary (4.1%)
[7]	1011778 BC ULC / New Red Finance Inc.	4.375%	1/15/28	3,469	3,307
	American Axle & Manufacturing Inc.	5.000%	10/1/29	1,130	989
[7]	American Builders & Contractors Supply Co. Inc.	3.875%	11/15/29	1,460	1,301
	American Honda Finance Corp.	4.600%	4/17/30	49,420	49,313
	American Honda Finance Corp.	1.800%	1/13/31	19,825	16,578
	American Honda Finance Corp.	4.900%	1/10/34	12,500	12,499
	Asbury Automotive Group Inc.	4.500%	3/1/28	4,277	4,025
	AutoZone Inc.	4.000%	4/15/30	14,868	14,222
	AutoZone Inc.	1.650%	1/15/31	24,357	19,627
	AutoZone Inc.	4.750%	8/1/32	15,000	14,693
[7]	Beacon Roofing Supply Inc.	4.125%	5/15/29	105	95
[7]	BMW US Capital LLC	2.550%	4/1/31	19,659	17,000
[7]	Boyne USA Inc.	4.750%	5/15/29	250	229
[7]	Caesars Entertainment Inc.	6.500%	2/15/32	395	399
[7]	Camelot Return Merger Sub Inc.	8.750%	8/1/28	3,702	3,802
[7]	Carnival Corp.	5.750%	3/1/27	2,669	2,629
[7]	Carnival Corp.	9.875%	8/1/27	460	483
[7]	Carnival Corp.	4.000%	8/1/28	3,216	2,978
[7]	Carnival Corp.	6.000%	5/1/29	425	411
[7]	Carnival Corp.	10.500%	6/1/30	120	132
[7]	Carnival Holdings Bermuda Ltd.	10.375%	5/1/28	1,005	1,100
[7]	Churchill Downs Inc.	5.500%	4/1/27	1,467	1,450
[7]	Churchill Downs Inc.	4.750%	1/15/28	6,159	5,870
[7]	Churchill Downs Inc.	5.750%	4/1/30	640	619
[7]	Clarios Global LP	6.750%	5/15/25	585	585

Intermediate-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[7]	Clarios Global LP / Clarios US Finance Co.	8.500%	5/15/27	2,428	2,423
	Dana Inc.	4.500%	2/15/32	1,993	1,711
	eBay Inc.	2.700%	3/11/30	11,017	9,822
	eBay Inc.	2.600%	5/10/31	15,000	12,959
	eBay Inc.	6.300%	11/22/32	5,790	6,287
[7]	ERAC USA Finance LLC	4.900%	5/1/33	20,000	19,936
	Ford Motor Co.	9.625%	4/22/30	140	164
	Ford Motor Co.	3.250%	2/12/32	35,757	29,613
	Ford Motor Co.	6.100%	8/19/32	40,000	39,996
	Ford Motor Credit Co. LLC	5.113%	5/3/29	9,000	8,738
	Ford Motor Credit Co. LLC	7.200%	6/10/30	21,000	22,320
	Ford Motor Credit Co. LLC	4.000%	11/13/30	43,000	38,339
	Ford Motor Credit Co. LLC	6.050%	3/5/31	30,000	30,164
	Ford Motor Credit Co. LLC	3.625%	6/17/31	5,000	4,303
	Ford Motor Credit Co. LLC	7.122%	11/7/33	32,405	34,742
	General Motors Co.	5.400%	10/15/29	25,000	25,403
	General Motors Co.	5.950%	4/1/49	10,000	9,832
	General Motors Financial Co. Inc.	5.850%	4/6/30	49,310	50,648
	General Motors Financial Co. Inc.	3.600%	6/21/30	15,000	13,580
	General Motors Financial Co. Inc.	2.350%	1/8/31	31,000	25,697
	General Motors Financial Co. Inc.	3.100%	1/12/32	38,856	33,016
	General Motors Financial Co. Inc.	6.400%	1/9/33	23,075	24,420
	General Motors Financial Co. Inc.	6.100%	1/7/34	67,000	69,051
	Goodyear Tire & Rubber Co.	9.500%	5/31/25	290	294
	Goodyear Tire & Rubber Co.	5.000%	7/15/29	1,653	1,552
[7]	Hanesbrands Inc.	9.000%	2/15/31	393	396
	Home Depot Inc.	2.950%	6/15/29	19,220	17,917
	Home Depot Inc.	1.375%	3/15/31	10,000	8,089
	Home Depot Inc.	1.875%	9/15/31	32,630	27,016
	Home Depot Inc.	3.250%	4/15/32	26,820	24,440
	Hyatt Hotels Corp.	5.750%	4/23/30	553	574
[7]	Lithia Motors Inc.	4.625%	12/15/27	1,632	1,564
[7]	Lithia Motors Inc.	3.875%	6/1/29	7,084	6,362
[7]	Lithia Motors Inc.	4.375%	1/15/31	100	90
[7]	Live Nation Entertainment Inc.	5.625%	3/15/26	545	541
[7]	Live Nation Entertainment Inc.	6.500%	5/15/27	3,302	3,338
[7]	Live Nation Entertainment Inc.	3.750%	1/15/28	473	437
	Lowe's Cos. Inc.	1.700%	10/15/30	30,190	25,023
	Lowe's Cos. Inc.	2.625%	4/1/31	32,000	27,825
	Lowe's Cos. Inc.	3.750%	4/1/32	25,090	23,289
[8]	LVMH Moet Hennessy Louis Vuitton SE	3.250%	9/7/29	8,800	9,663
[8]	LVMH Moet Hennessy Louis Vuitton SE	3.500%	9/7/33	4,800	5,353
	Marriott International Inc.	4.900%	4/15/29	5,000	5,033
	Marriott International Inc.	4.625%	6/15/30	39,345	38,751
	Marriott International Inc.	2.850%	4/15/31	35,554	30,846
	McDonald's Corp.	2.625%	9/1/29	23,736	21,616
	McDonald's Corp.	2.125%	3/1/30	15,311	13,368
	McDonald's Corp.	3.600%	7/1/30	8,000	7,558
[8]	McDonald's Corp.	4.125%	11/28/35	4,600	5,166
[7]	Mercedes-Benz Finance North America LLC	5.050%	8/3/33	25,000	25,319
[7]	Merlin Entertainments Group US Holdings Inc.	7.375%	2/15/31	273	274
[7]	NCL Corp. Ltd.	5.875%	2/15/27	1,840	1,813
[7]	NCL Corp. Ltd.	8.125%	1/15/29	170	178
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[7]	NCL Corp. Ltd.	7.750%	2/15/29	1,040	1,050
	Newell Brands Inc.	5.200%	4/1/26	80	78
	Newell Brands Inc.	6.375%	9/15/27	1,972	1,941
	Newell Brands Inc.	6.625%	9/15/29	1,383	1,346
[7]	Ontario Gaming GTA LP	8.000%	8/1/30	495	516
	O'Reilly Automotive Inc.	3.900%	6/1/29	18,000	17,344
	O'Reilly Automotive Inc.	1.750%	3/15/31	10,250	8,314
	O'Reilly Automotive Inc.	4.700%	6/15/32	8,000	7,861
[7]	Penn Entertainment Inc.	5.625%	1/15/27	580	560
[8]	Richemont International Holding SA	1.500%	3/26/30	700	693
[7]	Royal Caribbean Cruises Ltd.	8.250%	1/15/29	1,898	2,014
[7]	Royal Caribbean Cruises Ltd.	9.250%	1/15/29	275	296
[7]	Royal Caribbean Cruises Ltd.	7.250%	1/15/30	312	325
	Service Corp. International	4.000%	5/15/31	100	89
	Starbucks Corp.	2.250%	3/12/30	13,250	11,571
	Starbucks Corp.	2.550%	11/15/30	34,866	30,622
	Starbucks Corp.	4.800%	2/15/33	25,000	25,223
[7]	Studio City Co. Ltd.	7.000%	2/15/27	1,403	1,390
	Tapestry Inc.	7.700%	11/27/30	18,185	19,322
	Tapestry Inc.	7.850%	11/27/33	15,300	16,361
	TJX Cos. Inc.	3.875%	4/15/30	4,686	4,534
	Toll Brothers Finance Corp.	3.800%	11/1/29	6,411	5,989
	Toyota Motor Credit Corp.	3.375%	4/1/30	25,000	23,394
	Toyota Motor Credit Corp.	5.550%	11/20/30	37,295	39,139
	Toyota Motor Credit Corp.	1.650%	1/10/31	5,000	4,129
	Toyota Motor Credit Corp.	1.900%	9/12/31	7,000	5,807
	Toyota Motor Credit Corp.	2.400%	1/13/32	15,000	12,834
	Toyota Motor Credit Corp.	4.800%	1/5/34	17,205	17,191
[7]	Volkswagen Group of America Finance LLC	6.450%	11/16/30	19,800	21,103
[7]	Volkswagen Group of America Finance LLC	5.900%	9/12/33	15,000	15,509
[7]	Wyndham Hotels & Resorts Inc.	4.375%	8/15/28	2,185	2,040
					1,319,770
Consumer Staples (5.3%)
	Altria Group Inc.	3.400%	5/6/30	61,525	55,987
	Altria Group Inc.	2.450%	2/4/32	67,090	54,884
[8]	Anheuser-Busch InBev SA NV	1.500%	4/18/30	1,000	992
	Anheuser-Busch InBev Worldwide Inc.	3.500%	6/1/30	49,890	47,122
	Archer-Daniels-Midland Co.	2.900%	3/1/32	20,000	17,423
	Archer-Daniels-Midland Co.	4.500%	8/15/33	6,430	6,260
[7]	B&G Foods Inc.	8.000%	9/15/28	635	662
	BAT Capital Corp.	3.462%	9/6/29	40,690	37,314
	BAT Capital Corp.	4.906%	4/2/30	16,723	16,465
	BAT Capital Corp.	6.343%	8/2/30	30,000	31,582
	BAT Capital Corp.	2.726%	3/25/31	70,729	59,231
	BAT Capital Corp.	4.742%	3/16/32	16,000	15,287
	BAT Capital Corp.	7.750%	10/19/32	18,000	20,368
	BAT Capital Corp.	6.421%	8/2/33	42,915	44,876
	BAT Capital Corp.	4.758%	9/6/49	5,000	3,923
[8]	BAT International Finance plc	2.250%	1/16/30	3,700	3,592
[8]	BAT Netherlands Finance BV	5.375%	2/16/31	2,500	2,886
	Brown-Forman Corp.	4.750%	4/15/33	8,620	8,702
	Campbell Soup Co.	2.375%	4/24/30	19,700	17,024
[7]	Cargill Inc.	4.750%	4/24/33	7,145	7,085
[8]	Coca-Cola Co.	0.950%	5/6/36	500	418
	Constellation Brands Inc.	3.150%	8/1/29	20,705	19,073
	Constellation Brands Inc.	2.875%	5/1/30	14,970	13,348
	Constellation Brands Inc.	2.250%	8/1/31	24,709	20,571

Intermediate-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Constellation Brands Inc.	4.900%	5/1/33	7,115	7,070
	Costco Wholesale Corp.	1.600%	4/20/30	23,935	20,296
[7]	Coty Inc.	5.000%	4/15/26	87	85
[7]	Coty Inc. / HFC Prestige Products Inc. / HFC Prestige International US LLC	6.625%	7/15/30	345	353
	Diageo Capital plc	2.000%	4/29/30	11,765	10,162
	Diageo Capital plc	5.500%	1/24/33	11,755	12,359
	Dollar General Corp.	3.500%	4/3/30	29,752	27,364
	Dollar General Corp.	5.000%	11/1/32	10,000	9,937
[7]	Energizer Holdings Inc.	4.750%	6/15/28	3,802	3,538
	Estee Lauder Cos. Inc.	2.375%	12/1/29	7,250	6,438
	Estee Lauder Cos. Inc.	2.600%	4/15/30	8,000	7,088
	Estee Lauder Cos. Inc.	4.650%	5/15/33	5,315	5,283
[7]	Fiesta Purchaser Inc.	7.875%	3/1/31	85	85
	General Mills Inc.	2.875%	4/15/30	22,125	19,931
	General Mills Inc.	2.250%	10/14/31	5,799	4,829
	General Mills Inc.	4.950%	3/29/33	15,000	15,006
	Haleon US Capital LLC	3.375%	3/24/29	45,000	42,490
	Haleon US Capital LLC	3.625%	3/24/32	20,320	18,717
	Hershey Co.	1.700%	6/1/30	5,000	4,234
	Hershey Co.	4.500%	5/4/33	8,555	8,567
	Hormel Foods Corp.	1.800%	6/11/30	16,695	14,108
	J M Smucker Co.	2.125%	3/15/32	9,915	8,062
	J M Smucker Co.	6.200%	11/15/33	14,905	16,125
[7]	JBS USA LUX SA / JBS USA Food Co. / JBS Luxembourg SARL	6.750%	3/15/34	39,470	41,571
	JBS USA LUX SA / JBS USA Food Co. / JBS USA Finance Inc.	5.500%	1/15/30	43,710	42,744
	JBS USA LUX SA / JBS USA Food Co. / JBS USA Finance Inc.	3.625%	1/15/32	7,000	5,960
	JBS USA LUX SA / JBS USA Food Co. / JBS USA Finance Inc.	3.000%	5/15/32	42,775	34,814
	JBS USA LUX SA / JBS USA Food Co. / JBS USA Finance Inc.	5.750%	4/1/33	52,084	51,590
[6,7]	KeHE Distributors LLC/KeHE Finance Corp. / NextWave Distribution Inc.	9.000%	2/15/29	705	712
	Kellanova	2.100%	6/1/30	38,264	32,749
	Kellanova	7.450%	4/1/31	568	649
	Kenvue Inc.	5.000%	3/22/30	34,940	35,729
	Kenvue Inc.	4.900%	3/22/33	40,000	40,811
	Keurig Dr Pepper Inc.	3.200%	5/1/30	21,496	19,646
	Keurig Dr Pepper Inc.	2.250%	3/15/31	13,000	11,016
	Keurig Dr Pepper Inc.	4.050%	4/15/32	27,860	26,415
	Kraft Heinz Foods Co.	3.750%	4/1/30	22,419	21,256
	Kroger Co.	2.200%	5/1/30	30,618	26,146
	Kroger Co.	1.700%	1/15/31	3,875	3,138
[7]	Lamb Weston Holdings Inc.	4.875%	5/15/28	1,464	1,425
[7]	Mars Inc.	4.650%	4/20/31	14,265	14,226
[7]	Mars Inc.	4.750%	4/20/33	28,310	28,174
	McCormick & Co. Inc.	2.500%	4/15/30	1,200	1,051
	McCormick & Co. Inc.	4.950%	4/15/33	15,000	14,963
	Mondelez International Inc.	2.750%	4/13/30	29,469	26,537
	Mondelez International Inc.	1.500%	2/4/31	26,471	21,421
[8]	Nestle Finance International Ltd.	1.250%	11/2/29	1,000	991
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[8]	Nestle Finance International Ltd.	3.250%	1/15/31	8,100	8,982
	PepsiCo Inc.	1.625%	5/1/30	3,355	2,834
[7]	Performance Food Group Inc.	6.875%	5/1/25	765	767
[7]	Performance Food Group Inc.	4.250%	8/1/29	525	481
[8]	Pernod Ricard SA	1.750%	4/8/30	1,000	1,000
	Philip Morris International Inc.	3.375%	8/15/29	16,460	15,376
	Philip Morris International Inc.	5.625%	11/17/29	30,015	31,330
	Philip Morris International Inc.	5.125%	2/15/30	80,590	81,935
	Philip Morris International Inc.	2.100%	5/1/30	19,800	17,023
	Philip Morris International Inc.	5.500%	9/7/30	46,700	48,330
	Philip Morris International Inc.	1.750%	11/1/30	24,300	20,028
	Philip Morris International Inc.	5.750%	11/17/32	34,219	35,757
	Philip Morris International Inc.	5.375%	2/15/33	57,325	58,536
	Philip Morris International Inc.	5.625%	9/7/33	15,000	15,570
[8]	Philip Morris International Inc.	1.450%	8/1/39	4,800	3,405
	Pilgrim's Pride Corp.	3.500%	3/1/32	4,682	3,954
[8]	Procter & Gamble Co.	0.350%	5/5/30	1,200	1,115
[8]	Procter & Gamble Co.	3.250%	8/2/31	15,910	17,630
	Procter & Gamble Co.	4.550%	1/29/34	20,000	20,264
	Sysco Corp.	2.400%	2/15/30	13,391	11,747
	Target Corp.	2.350%	2/15/30	3,090	2,752
	Target Corp.	2.650%	9/15/30	6,067	5,433
	Tyson Foods Inc.	4.350%	3/1/29	11,113	10,831
	Unilever Capital Corp.	2.125%	9/6/29	28,483	25,196
[7]	United Natural Foods Inc.	6.750%	10/15/28	1,187	998
[7]	US Foods Inc.	6.875%	9/15/28	120	123
[7]	US Foods Inc.	7.250%	1/15/32	250	262
					1,712,595
Energy (7.5%)
[7]	Antero Midstream Partners LP / Antero Midstream Finance Corp.	6.625%	2/1/32	675	672
[7]	Antero Resources Corp.	5.375%	3/1/30	1,977	1,886
	Boardwalk Pipelines LP	3.600%	9/1/32	5,000	4,413
	BP Capital Markets America Inc.	3.633%	4/6/30	11,351	10,788
	BP Capital Markets America Inc.	1.749%	8/10/30	37,671	31,642
	BP Capital Markets America Inc.	2.721%	1/12/32	63,000	54,468
	BP Capital Markets America Inc.	4.812%	2/13/33	52,000	52,019
	BP Capital Markets America Inc.	4.893%	9/11/33	15,000	15,046
[8]	BP Capital Markets BV	4.323%	5/12/35	5,000	5,667
	Canadian Natural Resources Ltd.	2.950%	7/15/30	33,970	29,954
	Canadian Natural Resources Ltd.	7.200%	1/15/32	16,118	17,988
	Canadian Natural Resources Ltd.	6.450%	6/30/33	11,935	12,754
	Cenovus Energy Inc.	2.650%	1/15/32	20,000	16,628
	Cheniere Corpus Christi Holdings LLC	3.700%	11/15/29	22,749	21,405

Intermediate-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Cheniere Energy Partners LP	4.000%	3/1/31	21,385	19,409
	Cheniere Energy Partners LP	3.250%	1/31/32	81,403	69,173
[7]	Cheniere Energy Partners LP	5.950%	6/30/33	36,065	36,854
[7]	Civitas Resources Inc.	8.625%	11/1/30	383	409
[7]	Civitas Resources Inc.	8.750%	7/1/31	903	963
[7]	CNX Resources Corp.	7.375%	1/15/31	828	840
[7]	Columbia Pipelines Holding Co. LLC	5.681%	1/15/34	17,890	17,966
	ConocoPhillips Co.	5.050%	9/15/33	20,000	20,350
	Coterra Energy Inc.	4.375%	3/15/29	30,073	29,300
[7]	CrownRock LP / CrownRock Finance Inc.	5.625%	10/15/25	1,515	1,510
	DCP Midstream Operating LP	5.125%	5/15/29	26,890	27,102
	DCP Midstream Operating LP	3.250%	2/15/32	7,888	6,854
	Devon Energy Corp.	4.500%	1/15/30	28,745	27,683
[7]	Diamond Foreign Asset Co. / Diamond Finance LLC	8.500%	10/1/30	838	861
	Diamondback Energy Inc.	3.500%	12/1/29	55,846	51,876
	Diamondback Energy Inc.	3.125%	3/24/31	34,730	30,778
	Diamondback Energy Inc.	6.250%	3/15/33	13,000	13,869
[7]	DT Midstream Inc.	4.125%	6/15/29	3,254	2,990
[7]	DT Midstream Inc.	4.375%	6/15/31	2,395	2,142
	Ecopetrol SA	8.625%	1/19/29	18,513	19,583
	Empresa Nacional del Petroleo	3.750%	8/5/26	17,930	17,030
	Empresa Nacional del Petroleo	5.250%	11/6/29	31,480	30,505
	Enbridge Inc.	3.125%	11/15/29	15,998	14,667
	Enbridge Inc.	6.200%	11/15/30	33,760	36,085
	Enbridge Inc.	5.700%	3/8/33	27,000	27,890
[7]	Endeavor Energy Resources LP / EER Finance Inc.	5.750%	1/30/28	2,670	2,657
	Energy Transfer LP	5.250%	4/15/29	29,465	29,745
	Energy Transfer LP	4.150%	9/15/29	37,887	36,135
	Energy Transfer LP	3.750%	5/15/30	10,487	9,693
	Energy Transfer LP	6.400%	12/1/30	22,195	23,684
	Energy Transfer LP	5.750%	2/15/33	54,210	55,623
	Energy Transfer LP	6.550%	12/1/33	47,340	51,109
	Energy Transfer LP	5.550%	5/15/34	20,000	20,190
[7]	EnLink Midstream LLC	5.625%	1/15/28	915	906
	EnLink Midstream LLC	5.375%	6/1/29	2,020	1,969
	Enterprise Products Operating LLC	3.125%	7/31/29	15,250	14,176
	Enterprise Products Operating LLC	2.800%	1/31/30	25,327	22,855
	Enterprise Products Operating LLC	5.350%	1/31/33	17,135	17,850
	Enterprise Products Operating LLC	6.875%	3/1/33	8,660	9,878
	Enterprise Products Operating LLC	4.850%	1/31/34	30,910	30,954
	EOG Resources Inc.	4.375%	4/15/30	19,262	19,088
[7]	EQM Midstream Partners LP	7.500%	6/1/27	1,205	1,239
[7]	EQM Midstream Partners LP	6.500%	7/1/27	2,604	2,637
	EQM Midstream Partners LP	5.500%	7/15/28	1,938	1,922
[7]	EQM Midstream Partners LP	7.500%	6/1/30	1,033	1,108
	EQT Corp.	7.000%	2/1/30	5,000	5,369
[7]	EQT Corp.	3.625%	5/15/31	18,000	16,037
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Equinor ASA	3.950%	5/15/43	3,191	2,768
	Galaxy Pipeline Assets Bidco Ltd.	2.625%	3/31/36	25,900	21,121
	Genesis Energy LP / Genesis Energy Finance Corp.	8.250%	1/15/29	495	508
	Halliburton Co.	2.920%	3/1/30	21,241	19,230
	Helmerich & Payne Inc.	2.900%	9/29/31	35,625	30,183
	Hess Corp.	7.300%	8/15/31	3,738	4,312
[7]	Hilcorp Energy I LP / Hilcorp Finance Co.	5.750%	2/1/29	695	675
[7]	Hilcorp Energy I LP / Hilcorp Finance Co.	6.000%	2/1/31	827	796
	KazMunayGas National Co. JSC	6.375%	10/24/48	3,918	3,615
	Kinder Morgan Inc.	2.000%	2/15/31	5,000	4,118
	Kinder Morgan Inc.	7.750%	1/15/32	990	1,129
	Kinder Morgan Inc.	4.800%	2/1/33	32,555	31,201
[7]	Kinetik Holdings LP	6.625%	12/15/28	385	391
	Magellan Midstream Partners LP	3.250%	6/1/30	3,607	3,275
	MPLX LP	2.650%	8/15/30	31,530	27,330
	MPLX LP	4.950%	9/1/32	5,000	4,881
	MPLX LP	5.000%	3/1/33	24,800	24,276
[7]	NGL Energy Operating LLC / NGL Energy Finance Corp.	8.375%	2/15/32	460	463
	Nustar Logistics LP	6.375%	10/1/30	2,525	2,538
	Occidental Petroleum Corp.	6.625%	9/1/30	52,732	56,237
	Occidental Petroleum Corp.	6.125%	1/1/31	36,577	38,007
	Occidental Petroleum Corp.	7.500%	5/1/31	17,195	19,213
	ONEOK Inc.	4.350%	3/15/29	4,183	4,072
	ONEOK Inc.	3.400%	9/1/29	19,767	18,268
	ONEOK Inc.	3.100%	3/15/30	6,129	5,506
	ONEOK Inc.	5.800%	11/1/30	14,915	15,482
	ONEOK Inc.	6.350%	1/15/31	8,757	9,300
	ONEOK Inc.	6.100%	11/15/32	16,679	17,554
	ONEOK Inc.	6.050%	9/1/33	25,330	26,584
	Ovintiv Inc.	8.125%	9/15/30	3,000	3,417
	Ovintiv Inc.	7.200%	11/1/31	4,750	5,187
	Ovintiv Inc.	7.375%	11/1/31	15,232	16,862
[7]	Permian Resources Operating LLC	7.750%	2/15/26	1,445	1,465
[7]	Permian Resources Operating LLC	5.875%	7/1/29	3,851	3,777
[7]	Permian Resources Operating LLC	7.000%	1/15/32	745	769
	Petroleos del Peru SA	5.625%	6/19/47	25,083	15,683
	Petroleos Mexicanos	4.500%	1/23/26	1,870	1,759
	Petroleos Mexicanos	6.500%	6/2/41	1,961	1,318
	Petroleos Mexicanos	6.750%	9/21/47	18,917	12,046
	Petroleos Mexicanos	6.950%	1/28/60	421	270
	Petronas Capital Ltd.	3.500%	4/21/30	42,432	39,482
	Phillips 66	2.150%	12/15/30	8,800	7,436
	Phillips 66 Co.	3.150%	12/15/29	21,299	19,490
	Phillips 66 Co.	5.300%	6/30/33	10,000	10,215
	Pioneer Natural Resources Co.	1.900%	8/15/30	54,250	46,201
	Pioneer Natural Resources Co.	2.150%	1/15/31	34,625	29,483
	Plains All American Pipeline LP / PAA Finance Corp.	3.550%	12/15/29	16,733	15,384
	QazaqGaz NC JSC	4.375%	9/26/27	2,627	2,507
	Range Resources Corp.	8.250%	1/15/29	945	982

Intermediate-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Sabine Pass Liquefaction LLC	4.500%	5/15/30	69,785	68,111
	Saudi Arabian Oil Co.	3.500%	4/16/29	13,700	12,817
	Schlumberger Investment SA	2.650%	6/26/30	12,000	10,754
	Schlumberger Investment SA	4.850%	5/15/33	16,130	16,260
	Shell International Finance BV	2.375%	11/7/29	14,118	12,631
	Shell International Finance BV	2.750%	4/6/30	40,535	36,751
[10]	Southern Gas Corridor CJSC	6.875%	3/24/26	10,873	11,020
	Suncor Energy Inc.	7.150%	2/1/32	13,858	15,496
[7]	Sunoco LP / Sunoco Finance Corp.	7.000%	9/15/28	1,520	1,556
[7]	Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp.	7.375%	2/15/29	1,050	1,047
	Targa Resources Corp.	6.150%	3/1/29	29,640	30,964
	Targa Resources Corp.	4.200%	2/1/33	11,509	10,522
	Targa Resources Corp.	6.125%	3/15/33	24,500	25,635
	Targa Resources Corp.	6.500%	3/30/34	49,825	53,711
	Targa Resources Partners LP / Targa Resources Partners Finance Corp.	4.875%	2/1/31	40,937	39,270
	Targa Resources Partners LP / Targa Resources Partners Finance Corp.	4.000%	1/15/32	38,238	34,598
[8]	TotalEnergies Capital Canada Ltd.	2.125%	9/18/29	8,900	9,171
	TotalEnergies Capital International SA	2.829%	1/10/30	3,785	3,469
	TransCanada PipeLines Ltd.	4.100%	4/15/30	33,153	31,598
	TransCanada PipeLines Ltd.	2.500%	10/12/31	37,311	31,167
	Transcontinental Gas Pipe Line Co. LLC	3.250%	5/15/30	24,065	21,926
[7]	Transocean Inc.	8.750%	2/15/30	993	1,038
[7]	Transocean Titan Financing Ltd.	8.375%	2/1/28	690	713
[7]	Valaris Ltd.	8.375%	4/30/30	1,160	1,188
	Valero Energy Corp.	2.800%	12/1/31	27,000	23,159
[7]	Venture Global Calcasieu Pass LLC	3.875%	8/15/29	3,135	2,801
[7]	Venture Global Calcasieu Pass LLC	6.250%	1/15/30	600	601
[7]	Venture Global LNG Inc.	8.125%	6/1/28	317	321
[7]	Venture Global LNG Inc.	9.500%	2/1/29	2,033	2,160
[7]	Venture Global LNG Inc.	8.375%	6/1/31	1,267	1,283
[7]	Venture Global LNG Inc.	9.875%	2/1/32	1,245	1,309
[7]	Viper Energy Inc.	7.375%	11/1/31	613	636
	Western Midstream Operating LP	4.050%	2/1/30	10,000	9,382
	Williams Cos. Inc.	3.500%	11/15/30	20,000	18,334
	Williams Cos. Inc.	7.500%	1/15/31	3,660	4,115
	Williams Cos. Inc.	2.600%	3/15/31	50,025	42,764
	Williams Cos. Inc.	8.750%	3/15/32	3,000	3,643
	Williams Cos. Inc.	4.650%	8/15/32	29,500	28,592
					2,404,122
Financials (29.9%)
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	6.150%	9/30/30	65,000	67,731
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	3.300%	1/30/32	92,465	79,074
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	3.400%	10/29/33	7,645	6,454
	Affiliated Managers Group Inc.	3.300%	6/15/30	25,223	22,559
	Aflac Inc.	3.600%	4/1/30	10,000	9,409
	Air Lease Corp.	3.250%	10/1/29	2,000	1,808
	Air Lease Corp.	3.000%	2/1/30	24,670	21,712
	Air Lease Corp.	3.125%	12/1/30	5,298	4,613
	Air Lease Corp.	2.875%	1/15/32	1,773	1,500
	Alleghany Corp.	3.625%	5/15/30	13,328	12,726
[8]	Allianz SE	4.597%	9/7/38	3,400	3,754
	Allstate Corp.	1.450%	12/15/30	1,903	1,527
	Allstate Corp.	5.250%	3/30/33	86,682	88,212
	Allstate Corp.	5.350%	6/1/33	10,000	10,248
	Ally Financial Inc.	8.000%	11/1/31	25,000	27,674
	American Express Co.	6.489%	10/30/31	34,000	36,812
	American Express Co.	4.989%	5/26/33	5,000	4,954
	American Express Co.	4.420%	8/3/33	36,720	35,203
	American Express Co.	5.043%	5/1/34	40,000	40,053
	American International Group Inc.	3.400%	6/30/30	6,138	5,662
	American International Group Inc.	5.125%	3/27/33	15,000	15,156
	Aon Corp.	2.800%	5/15/30	17,426	15,463
	Aon Corp. / Aon Global Holdings plc	2.050%	8/23/31	11,500	9,405
	Aon Corp. / Aon Global Holdings plc	2.600%	12/2/31	7,000	5,935
	Aon Corp. / Aon Global Holdings plc	5.000%	9/12/32	12,000	12,001
	Aon Corp. / Aon Global Holdings plc	5.350%	2/28/33	23,520	24,023
	Ares Capital Corp.	5.875%	3/1/29	17,480	17,318
	Ares Capital Corp.	3.200%	11/15/31	2,000	1,667
	Arthur J Gallagher & Co.	5.500%	3/2/33	11,600	11,799
	Arthur J Gallagher & Co.	6.500%	2/15/34	12,000	13,145
	Athene Holding Ltd.	3.500%	1/15/31	6,561	5,773
	Athene Holding Ltd.	5.875%	1/15/34	22,500	22,616
	AXA SA	8.600%	12/15/30	10,468	12,547
[8]	Banco Bilbao Vizcaya Argentaria SA	3.500%	2/10/27	1,000	1,080
[8]	Banco Santander SA	2.125%	2/8/28	500	509
	Banco Santander SA	2.749%	12/3/30	27,133	22,379
	Banco Santander SA	6.921%	8/8/33	29,040	30,630
	Banco Santander SA	6.938%	11/7/33	32,700	36,186
	Bank of America Corp.	3.974%	2/7/30	42,723	40,761
	Bank of America Corp.	3.194%	7/23/30	34,921	31,764
	Bank of America Corp.	2.884%	10/22/30	32,946	29,341
	Bank of America Corp.	2.496%	2/13/31	37,013	31,969
	Bank of America Corp.	2.592%	4/29/31	45,990	39,811
	Bank of America Corp.	1.898%	7/23/31	53,792	44,321
	Bank of America Corp.	1.922%	10/24/31	49,206	40,275
	Bank of America Corp.	2.651%	3/11/32	53,320	45,276
	Bank of America Corp.	2.687%	4/22/32	73,107	62,071
	Bank of America Corp.	2.299%	7/21/32	68,325	56,035
	Bank of America Corp.	2.572%	10/20/32	51,630	42,974
	Bank of America Corp.	2.972%	2/4/33	95,945	81,863
	Bank of America Corp.	4.571%	4/27/33	72,690	69,456
	Bank of America Corp.	5.015%	7/22/33	25,750	25,542
	Bank of America Corp.	5.288%	4/25/34	90,520	90,857
	Bank of America Corp.	5.872%	9/15/34	50,000	52,334
	Bank of America Corp.	5.468%	1/23/35	116,260	118,496
	Bank of America Corp.	2.482%	9/21/36	27,908	22,389
	Bank of America Corp.	3.846%	3/8/37	40,000	35,471
	Bank of Montreal	3.088%	1/10/37	17,000	13,907
	Bank of New York Mellon Corp.	4.596%	7/26/30	16,635	16,484

Intermediate-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Bank of New York Mellon Corp.	4.289%	6/13/33	19,466	18,462
	Bank of New York Mellon Corp.	5.834%	10/25/33	57,578	60,893
	Bank of New York Mellon Corp.	4.706%	2/1/34	36,050	35,147
	Bank of New York Mellon Corp.	4.967%	4/26/34	81,477	80,930
	Bank of New York Mellon Corp.	6.474%	10/25/34	39,252	43,370
	Bank of Nova Scotia	4.850%	2/1/30	22,902	22,832
	Bank of Nova Scotia	2.150%	8/1/31	5,000	4,130
	Bank of Nova Scotia	2.450%	2/2/32	7,500	6,229
	Bank of Nova Scotia	5.650%	2/1/34	25,000	25,859
	Bank of Nova Scotia	4.588%	5/4/37	15,000	13,576
[8]	Banque Federative du Credit Mutuel SA	4.125%	6/14/33	6,500	7,331
[8]	Barclays plc	0.577%	8/9/29	3,700	3,451
	Barclays plc	5.088%	6/20/30	22,000	21,163
[8]	Barclays plc	4.918%	8/8/30	3,500	3,936
	Barclays plc	2.645%	6/24/31	15,000	12,664
	Barclays plc	2.667%	3/10/32	17,000	14,020
	Barclays plc	2.894%	11/24/32	22,000	18,151
	Barclays plc	5.746%	8/9/33	16,100	16,166
	Barclays plc	7.437%	11/2/33	47,500	52,960
	Barclays plc	6.224%	5/9/34	45,000	46,355
	Barclays plc	7.119%	6/27/34	28,550	30,080
	Barclays plc	3.564%	9/23/35	13,075	11,194
	BlackRock Inc.	1.900%	1/28/31	20,000	16,759
	BlackRock Inc.	4.750%	5/25/33	30,575	30,541
[7]	Blackstone Holdings Finance Co. LLC	2.000%	1/30/32	13,627	10,739
	Blue Owl Capital Corp.	5.950%	3/15/29	14,340	14,230
	Brighthouse Financial Inc.	5.625%	5/15/30	1,550	1,568
	Brown & Brown Inc.	4.500%	3/15/29	2,182	2,146
	Brown & Brown Inc.	2.375%	3/15/31	9,294	7,700
	Brown & Brown Inc.	4.200%	3/17/32	13,000	12,023
	Canadian Imperial Bank of Commerce	6.092%	10/3/33	25,000	26,551
	Capital One Financial Corp.	3.273%	3/1/30	41,980	37,755
	Capital One Financial Corp.	7.624%	10/30/31	53,420	59,003
	Capital One Financial Corp.	2.359%	7/29/32	23,000	17,366
	Capital One Financial Corp.	2.618%	11/2/32	24,315	19,532
	Capital One Financial Corp.	5.817%	2/1/34	49,000	48,851
	Capital One Financial Corp.	6.377%	6/8/34	72,570	75,450
	Capital One Financial Corp.	6.051%	2/1/35	66,440	67,337
	Cboe Global Markets Inc.	1.625%	12/15/30	7,719	6,338
	Cboe Global Markets Inc.	3.000%	3/16/32	8,342	7,348
	Charles Schwab Corp.	3.250%	5/22/29	4,000	3,732
	Charles Schwab Corp.	2.750%	10/1/29	9,625	8,698
	Charles Schwab Corp.	1.650%	3/11/31	10,000	8,028
	Charles Schwab Corp.	2.300%	5/13/31	5,000	4,170
	Charles Schwab Corp.	2.900%	3/3/32	20,500	17,599
	Charles Schwab Corp.	5.853%	5/19/34	29,330	30,349
	Charles Schwab Corp.	6.136%	8/24/34	20,239	21,364
	Chubb INA Holdings Inc.	1.375%	9/15/30	17,048	14,016
	Citigroup Inc.	3.980%	3/20/30	39,793	37,902
	Citigroup Inc.	2.976%	11/5/30	35,076	31,444
	Citigroup Inc.	2.666%	1/29/31	37,659	32,823
	Citigroup Inc.	4.412%	3/31/31	63,000	60,601
	Citigroup Inc.	2.572%	6/3/31	51,648	44,478
	Citigroup Inc.	2.561%	5/1/32	47,000	39,316
	Citigroup Inc.	6.625%	6/15/32	10,383	11,341
	Citigroup Inc.	3.057%	1/25/33	47,394	40,494
	Citigroup Inc.	3.785%	3/17/33	41,244	37,222
	Citigroup Inc.	4.910%	5/24/33	10,000	9,779
	Citigroup Inc.	6.270%	11/17/33	43,000	46,170
	Citigroup Inc.	6.174%	5/25/34	43,570	45,210
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Citizens Financial Group Inc.	2.500%	2/6/30	5,948	5,018
	CNA Financial Corp.	2.050%	8/15/30	12,000	10,075
	CNO Financial Group Inc.	5.250%	5/30/29	16,377	16,100
[5,11]	Commonwealth Bank of Australia, 3M Australian Bank Bill Rate + 1.320%	5.703%	8/20/31	20,100	13,089
[5,11]	Commonwealth Bank of Australia, 3M Australian Bank Bill Rate + 1.900%	6.052%	4/14/32	5,000	3,303
[5,11]	Commonwealth Bank of Australia, 3M Australian Bank Bill Rate + 2.700%	7.103%	11/9/32	5,000	3,389
	Corebridge Financial Inc.	3.850%	4/5/29	45,120	42,630
	Corebridge Financial Inc.	3.900%	4/5/32	57,210	51,598
[7]	Corebridge Financial Inc.	6.050%	9/15/33	35,000	36,678
	Corebridge Financial Inc.	5.750%	1/15/34	25,000	25,658
[8]	Credit Agricole SA	4.000%	1/18/33	16,300	18,404
	Credit Suisse USA Inc.	7.125%	7/15/32	10,888	12,379
[8]	Danske Bank A/S	4.125%	1/10/31	4,400	4,914
	Deutsche Bank AG	5.882%	7/8/31	7,000	6,819
	Deutsche Bank AG	3.547%	9/18/31	36,000	31,694
	Deutsche Bank AG	3.729%	1/14/32	18,200	15,267
	Deutsche Bank AG	3.742%	1/7/33	24,200	19,746
	Deutsche Bank AG	7.079%	2/10/34	22,000	22,439
	Discover Bank	2.700%	2/6/30	23,788	20,321
	Enstar Group Ltd.	4.950%	6/1/29	10,000	9,769
	Enstar Group Ltd.	3.100%	9/1/31	13,500	11,264
	Equitable Holdings Inc.	5.594%	1/11/33	28,767	29,475
	Fairfax Financial Holdings Ltd.	4.625%	4/29/30	4,830	4,655
	Fairfax Financial Holdings Ltd.	3.375%	3/3/31	7,650	6,717
	Fidelity National Financial Inc.	3.400%	6/15/30	20,371	18,184
	Fifth Third Bancorp	4.772%	7/28/30	15,327	14,919
	Fifth Third Bancorp	5.631%	1/29/32	54,050	54,569
	Fifth Third Bancorp	4.337%	4/25/33	10,000	9,243
[7]	Five Corners Funding Trust II	2.850%	5/15/30	15,000	13,143
[7]	Five Corners Funding Trust III	5.791%	2/15/33	30,000	31,521
	Franklin Resources Inc.	1.600%	10/30/30	15,000	12,246
	GATX Corp.	4.000%	6/30/30	4,093	3,844
	GATX Corp.	1.900%	6/1/31	25,000	19,914
	GATX Corp.	3.500%	6/1/32	15,985	13,996
[7]	GGAM Finance Ltd.	8.000%	2/15/27	878	905
[7]	Global Atlantic Fin Co.	3.125%	6/15/31	20,000	16,399
[7]	Global Atlantic Fin Co.	7.950%	6/15/33	43,662	48,530
	Goldman Sachs Group Inc.	2.600%	2/7/30	42,416	37,260
	Goldman Sachs Group Inc.	3.800%	3/15/30	9,636	9,059
	Goldman Sachs Group Inc.	1.992%	1/27/32	38,460	31,190
	Goldman Sachs Group Inc.	2.615%	4/22/32	60,000	50,627
	Goldman Sachs Group Inc.	2.383%	7/21/32	81,361	67,000
	Goldman Sachs Group Inc.	2.650%	10/21/32	47,450	39,656
	Goldman Sachs Group Inc.	3.102%	2/24/33	29,600	25,477
	Hanover Insurance Group Inc.	2.500%	9/1/30	5,000	4,159
	Hartford Financial Services Group Inc.	2.800%	8/19/29	3,926	3,570
[8]	HSBC Holdings plc	0.641%	9/24/29	13,500	12,775
	HSBC Holdings plc	4.950%	3/31/30	12,320	12,286
	HSBC Holdings plc	3.973%	5/22/30	62,323	58,357
	HSBC Holdings plc	2.848%	6/4/31	47,495	41,049
	HSBC Holdings plc	2.357%	8/18/31	23,560	19,658
[9]	HSBC Holdings plc	6.800%	9/14/31	4,811	6,584
	HSBC Holdings plc	2.804%	5/24/32	58,067	48,782
	HSBC Holdings plc	2.871%	11/22/32	34,000	28,402
	HSBC Holdings plc	4.762%	3/29/33	18,000	16,722

Intermediate-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	HSBC Holdings plc	5.402%	8/11/33	25,700	25,802
	HSBC Holdings plc	8.113%	11/3/33	30,000	34,362
	HSBC Holdings plc	6.254%	3/9/34	18,000	19,108
	HSBC Holdings plc	6.547%	6/20/34	34,380	35,777
	HSBC Holdings plc	7.399%	11/13/34	45,100	49,256
[7]	HUB International Ltd.	7.250%	6/15/30	330	339
[7]	HUB International Ltd.	7.375%	1/31/32	350	358
	Huntington Bancshares Inc.	2.550%	2/4/30	12,000	10,270
	Huntington Bancshares Inc.	5.023%	5/17/33	44,013	42,396
	Huntington Bancshares Inc.	5.709%	2/2/35	15,000	15,105
	Huntington Bancshares Inc.	2.487%	8/15/36	2,000	1,525
	Huntington National Bank	5.650%	1/10/30	21,600	21,879
	ING Groep NV	4.252%	3/28/33	5,000	4,657
	ING Groep NV	6.114%	9/11/34	30,000	31,486
	Intercontinental Exchange Inc.	4.350%	6/15/29	20,300	20,006
	Intercontinental Exchange Inc.	2.100%	6/15/30	24,270	20,770
	Intercontinental Exchange Inc.	1.850%	9/15/32	4,800	3,796
	Intercontinental Exchange Inc.	4.600%	3/15/33	17,500	17,160
[8]	JAB Holdings BV	4.750%	6/29/32	1,700	1,945
[8]	JAB Holdings BV	2.250%	12/19/39	2,000	1,642
	Jefferies Financial Group Inc.	4.150%	1/23/30	15,440	14,592
	Jefferies Financial Group Inc.	2.625%	10/15/31	7,243	6,023
	Jefferies Financial Group Inc.	2.750%	10/15/32	25,100	20,577
	JPMorgan Chase & Co.	3.702%	5/6/30	50,239	47,364
	JPMorgan Chase & Co.	4.565%	6/14/30	30,000	29,498
	JPMorgan Chase & Co.	2.739%	10/15/30	81,229	72,294
	JPMorgan Chase & Co.	4.493%	3/24/31	15,100	14,733
	JPMorgan Chase & Co.	2.522%	4/22/31	32,000	27,861
	JPMorgan Chase & Co.	2.956%	5/13/31	45,985	40,529
	JPMorgan Chase & Co.	1.764%	11/19/31	45,000	36,664
	JPMorgan Chase & Co.	1.953%	2/4/32	33,570	27,394
	JPMorgan Chase & Co.	2.580%	4/22/32	67,950	57,569
	JPMorgan Chase & Co.	2.545%	11/8/32	65,000	54,360
	JPMorgan Chase & Co.	2.963%	1/25/33	81,430	69,954
	JPMorgan Chase & Co.	4.586%	4/26/33	56,100	54,215
	JPMorgan Chase & Co.	4.912%	7/25/33	87,670	86,549
	JPMorgan Chase & Co.	5.350%	6/1/34	60,000	60,886
	JPMorgan Chase & Co.	6.254%	10/23/34	45,000	48,784
	JPMorgan Chase & Co.	5.336%	1/23/35	82,400	83,795
	Kemper Corp.	3.800%	2/23/32	5,000	4,234
	KeyBank NA	4.900%	8/8/32	10,000	8,950
	KeyBank NA	5.000%	1/26/33	11,445	10,644
	KeyCorp	4.789%	6/1/33	26,000	23,869
[7]	Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp.	4.750%	6/15/29	2,664	2,384
	Lloyds Banking Group plc	4.976%	8/11/33	24,100	23,378
	Lloyds Banking Group plc	7.953%	11/15/33	8,785	9,941
	Lloyds Banking Group plc	5.679%	1/5/35	20,000	20,289
	M&T Bank Corp.	5.053%	1/27/34	88,047	83,210
[5,11]	Macquarie Bank Ltd., 3M Australian Bank Bill Rate + 2.700%	7.050%	6/7/32	3,070	2,068
	Markel Group Inc.	3.350%	9/17/29	5,000	4,592
	Marsh & McLennan Cos. Inc.	2.250%	11/15/30	18,675	16,028
	Marsh & McLennan Cos. Inc.	5.750%	11/1/32	18,000	19,240
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	MetLife Inc.	6.500%	12/15/32	9,856	11,027
	MetLife Inc.	5.375%	7/15/33	17,690	18,292
[8]	Metropolitan Life Global Funding I	3.750%	12/5/30	6,100	6,743
[7]	Metropolitan Life Global Funding I	5.050%	1/8/34	10,000	9,978
[7]	Midcap Financial Issuer Trust	5.625%	1/15/30	2,360	2,026
	Mitsubishi UFJ Financial Group Inc.	3.195%	7/18/29	41,735	38,361
	Mitsubishi UFJ Financial Group Inc.	2.559%	2/25/30	37,878	33,220
	Mitsubishi UFJ Financial Group Inc.	5.475%	2/22/31	16,540	16,913
	Mitsubishi UFJ Financial Group Inc.	2.309%	7/20/32	54,920	45,449
	Mitsubishi UFJ Financial Group Inc.	2.494%	10/13/32	11,562	9,681
	Mitsubishi UFJ Financial Group Inc.	2.852%	1/19/33	5,000	4,268
	Mitsubishi UFJ Financial Group Inc.	4.315%	4/19/33	2,000	1,905
	Mitsubishi UFJ Financial Group Inc.	5.133%	7/20/33	16,200	16,300
	Mitsubishi UFJ Financial Group Inc.	5.472%	9/13/33	5,000	5,152
	Mitsubishi UFJ Financial Group Inc.	5.441%	2/22/34	20,000	20,532
	Mizuho Financial Group Inc.	3.153%	7/16/30	21,400	19,328
	Mizuho Financial Group Inc.	2.869%	9/13/30	10,620	9,414
	Mizuho Financial Group Inc.	2.591%	5/25/31	19,607	16,829
	Mizuho Financial Group Inc.	5.739%	5/27/31	25,000	25,745
	Mizuho Financial Group Inc.	2.201%	7/10/31	20,000	16,714
	Mizuho Financial Group Inc.	2.172%	5/22/32	2,000	1,630
	Mizuho Financial Group Inc.	2.260%	7/9/32	12,000	9,816
	Mizuho Financial Group Inc.	5.748%	7/6/34	11,570	11,970
[8]	Morgan Stanley	0.495%	10/26/29	2,500	2,343
	Morgan Stanley	4.431%	1/23/30	35,640	34,736
	Morgan Stanley	2.699%	1/22/31	51,418	45,200
	Morgan Stanley	3.622%	4/1/31	56,573	52,252
	Morgan Stanley	1.794%	2/13/32	47,634	38,263
	Morgan Stanley	1.928%	4/28/32	56,429	45,526
	Morgan Stanley	2.239%	7/21/32	62,078	50,748
	Morgan Stanley	2.511%	10/20/32	40,000	33,297
	Morgan Stanley	2.943%	1/21/33	25,000	21,340
	Morgan Stanley	4.889%	7/20/33	58,354	57,029
	Morgan Stanley	6.342%	10/18/33	60,993	65,732
	Morgan Stanley	5.250%	4/21/34	50,805	50,825
	Morgan Stanley	5.424%	7/21/34	49,420	50,041
	Morgan Stanley	6.627%	11/1/34	33,210	36,757
	Morgan Stanley	5.466%	1/18/35	131,020	133,787
	Morgan Stanley	2.484%	9/16/36	30,000	23,937
	Morgan Stanley	5.297%	4/20/37	30,652	29,949
	Morgan Stanley	5.948%	1/19/38	42,820	43,601
	Nasdaq Inc.	1.650%	1/15/31	21,156	17,158
	Nasdaq Inc.	5.550%	2/15/34	81,350	84,250
[7]	Nationstar Mortgage Holdings Inc.	7.125%	2/1/32	900	893
	NatWest Group plc	5.076%	1/27/30	24,601	24,310
	NatWest Group plc	4.445%	5/8/30	7,550	7,251
	NatWest Group plc	6.016%	3/2/34	15,000	15,691

Intermediate-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	NatWest Group plc	3.032%	11/28/35	15,000	12,561
	Navient Corp.	9.375%	7/25/30	588	613
[7]	New York Life Global Funding	5.000%	1/9/34	9,250	9,272
[8]	NN Group NV	6.000%	11/3/43	1,800	2,068
	Nomura Holdings Inc.	3.103%	1/16/30	14,947	13,288
	Nomura Holdings Inc.	2.679%	7/16/30	24,829	21,263
	Nomura Holdings Inc.	2.608%	7/14/31	13,000	10,789
	Nomura Holdings Inc.	2.999%	1/22/32	10,000	8,429
[8]	Nordea Bank Abp	2.500%	5/23/29	9,300	9,611
	Northern Trust Corp.	6.125%	11/2/32	15,000	16,116
	OneMain Finance Corp.	3.500%	1/15/27	1,855	1,703
	OneMain Finance Corp.	7.875%	3/15/30	210	213
	ORIX Corp.	2.250%	3/9/31	5,217	4,443
[7]	Penske Truck Leasing Co. Lp / PTL Finance Corp.	6.200%	6/15/30	14,686	15,428
	PNC Bank NA	2.700%	10/22/29	29,415	25,961
	PNC Financial Services Group Inc.	2.550%	1/22/30	50,012	43,705
	PNC Financial Services Group Inc.	2.307%	4/23/32	2,000	1,659
	PNC Financial Services Group Inc.	4.626%	6/6/33	10,000	9,367
	PNC Financial Services Group Inc.	6.037%	10/28/33	68,750	71,862
	PNC Financial Services Group Inc.	5.068%	1/24/34	27,580	27,173
	PNC Financial Services Group Inc.	5.939%	8/18/34	35,360	36,931
	PNC Financial Services Group Inc.	6.875%	10/20/34	106,126	118,178
	PNC Financial Services Group Inc.	5.676%	1/22/35	84,280	86,524
	Principal Financial Group Inc.	3.700%	5/15/29	18,767	17,747
	Principal Financial Group Inc.	5.500%	3/15/53	7,838	7,887
	Progressive Corp.	3.200%	3/26/30	14,172	13,109
	Progressive Corp.	4.950%	6/15/33	34,500	35,225
	Prudential Financial Inc.	3.700%	10/1/50	6,495	5,716
	Prudential Financial Inc.	5.125%	3/1/52	12,000	11,215
	Prudential Financial Inc.	6.000%	9/1/52	9,328	9,292
	Prudential Financial Inc.	6.750%	3/1/53	20,000	20,758
	Reinsurance Group of America Inc.	3.900%	5/15/29	6,800	6,452
	Reinsurance Group of America Inc.	3.150%	6/15/30	2,925	2,619
	RenaissanceRe Holdings Ltd.	5.750%	6/5/33	15,290	15,508
[7]	RGA Global Funding	5.500%	1/11/31	24,600	24,655
[9]	Rothesay Life plc	7.734%	5/16/33	800	1,080
	Royal Bank of Canada	5.150%	2/1/34	46,950	47,056
	Sixth Street Specialty Lending Inc.	6.125%	3/1/29	14,490	14,452
	State Street Corp.	2.623%	2/7/33	8,000	6,721
	State Street Corp.	4.421%	5/13/33	12,000	11,423
	State Street Corp.	4.821%	1/26/34	26,240	25,718
	State Street Corp.	5.159%	5/18/34	30,000	30,186
	Stifel Financial Corp.	4.000%	5/15/30	4,000	3,664
	Sumitomo Mitsui Financial Group Inc.	3.040%	7/16/29	44,665	40,652
	Sumitomo Mitsui Financial Group Inc.	2.724%	9/27/29	3,000	2,666
	Sumitomo Mitsui Financial Group Inc.	5.710%	1/13/30	25,249	26,185
	Sumitomo Mitsui Financial Group Inc.	2.750%	1/15/30	32,727	29,008
	Sumitomo Mitsui Financial Group Inc.	2.130%	7/8/30	29,868	25,215
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Sumitomo Mitsui Financial Group Inc.	5.852%	7/13/30	25,000	26,132
	Sumitomo Mitsui Financial Group Inc.	1.710%	1/12/31	11,400	9,182
	Sumitomo Mitsui Financial Group Inc.	2.222%	9/17/31	9,500	7,805
	Sumitomo Mitsui Financial Group Inc.	5.766%	1/13/33	25,450	26,700
	Synchrony Financial	2.875%	10/28/31	12,000	9,554
	Toronto-Dominion Bank	2.450%	1/12/32	4,000	3,332
	Toronto-Dominion Bank	3.200%	3/10/32	38,055	33,489
	Toronto-Dominion Bank	4.456%	6/8/32	22,190	21,362
	Truist Bank	2.250%	3/11/30	24,140	20,114
	Truist Financial Corp.	1.950%	6/5/30	8,419	7,023
	Truist Financial Corp.	4.916%	7/28/33	11,373	10,681
	Truist Financial Corp.	6.123%	10/28/33	13,125	13,623
	Truist Financial Corp.	5.122%	1/26/34	20,020	19,475
	Truist Financial Corp.	5.867%	6/8/34	25,000	25,560
[7]	UBS Group AG	4.194%	4/1/31	20,950	19,616
[7]	UBS Group AG	6.537%	8/12/33	12,000	12,782
[7]	UBS Group AG	5.699%	2/8/35	105,350	107,025
	US Bancorp	3.000%	7/30/29	15,000	13,520
	US Bancorp	1.375%	7/22/30	32,000	25,769
	US Bancorp	4.967%	7/22/33	34,728	32,901
	US Bancorp	5.850%	10/21/33	86,770	89,761
	US Bancorp	4.839%	2/1/34	54,265	52,265
	US Bancorp	5.836%	6/12/34	82,590	85,181
	US Bancorp	5.678%	1/23/35	102,470	104,890
	US Bancorp	2.491%	11/3/36	7,250	5,679
[7]	USI Inc.	7.500%	1/15/32	350	356
[12,13]	Washington Mutual Bank / Debt not acquired by JPMorgan	5.500%	1/15/13	6,147	1
[12,13]	Washington Mutual Bank / Debt not acquired by JPMorgan	5.650%	8/15/14	7,500	1
[12,13]	Washington Mutual Bank / Debt not acquired by JPMorgan	5.125%	1/15/15	9,000	1
[11]	Wells Fargo & Co.	4.000%	4/27/27	8,972	5,706
[8]	Wells Fargo & Co.	1.741%	5/4/30	6,400	6,309
	Wells Fargo & Co.	2.879%	10/30/30	71,832	63,960
	Wells Fargo & Co.	2.572%	2/11/31	47,900	41,633
	Wells Fargo & Co.	4.478%	4/4/31	33,500	32,433
	Wells Fargo & Co.	3.350%	3/2/33	67,030	58,835
	Wells Fargo & Co.	4.897%	7/25/33	69,655	68,091
	Wells Fargo & Co.	5.389%	4/24/34	82,000	82,743
	Wells Fargo & Co.	5.557%	7/25/34	82,415	84,234
	Wells Fargo & Co.	6.491%	10/23/34	51,575	56,199
[9]	Wells Fargo & Co.	4.875%	11/29/35	1,600	1,885
	Westpac Banking Corp.	5.405%	8/10/33	15,000	14,870
	Westpac Banking Corp.	6.820%	11/17/33	30,000	32,709
	Westpac Banking Corp.	4.110%	7/24/34	11,175	10,380
	Westpac Banking Corp.	2.668%	11/15/35	20,000	16,603
	Willis North America Inc.	2.950%	9/15/29	51,892	46,627
	Willis North America Inc.	5.350%	5/15/33	15,000	15,045
					9,636,737
Health Care (7.5%)
	AbbVie Inc.	3.200%	11/21/29	91,974	85,678
	Agilent Technologies Inc.	2.750%	9/15/29	10,000	9,084
	Agilent Technologies Inc.	2.300%	3/12/31	25,000	21,362
	Amgen Inc.	4.050%	8/18/29	65,000	63,287
	Amgen Inc.	2.450%	2/21/30	29,420	26,030
	Amgen Inc.	5.250%	3/2/30	28,665	29,391
	Amgen Inc.	2.300%	2/25/31	46,020	39,214
	Amgen Inc.	3.350%	2/22/32	19,065	17,263
	Amgen Inc.	5.250%	3/2/33	77,000	78,624
	Ascension Health	2.532%	11/15/29	2,500	2,254

Intermediate-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	AstraZeneca plc	1.375%	8/6/30	93,854	77,719
	Baxter International Inc.	3.950%	4/1/30	14,000	13,211
	Baxter International Inc.	1.730%	4/1/31	10,000	8,059
	Baxter International Inc.	2.539%	2/1/32	23,700	19,757
[8]	Bayer AG	4.625%	5/26/33	500	552
	Becton Dickinson & Co.	2.823%	5/20/30	21,220	18,959
	Becton Dickinson & Co.	1.957%	2/11/31	22,587	18,738
	Becton Dickinson & Co.	4.298%	8/22/32	27,000	25,991
	Boston Scientific Corp.	2.650%	6/1/30	76,567	68,137
	Bristol-Myers Squibb Co.	1.450%	11/13/30	26,570	21,752
	Bristol-Myers Squibb Co.	2.950%	3/15/32	18,345	16,174
[7]	Catalent Pharma Solutions Inc.	3.125%	2/15/29	1,598	1,405
[7]	Catalent Pharma Solutions Inc.	3.500%	4/1/30	1,023	899
	Cedars-Sinai Health System	2.288%	8/15/31	2,000	1,690
	Cencora Inc.	2.800%	5/15/30	6,000	5,375
	Cencora Inc.	2.700%	3/15/31	71,871	62,572
	Centene Corp.	4.625%	12/15/29	40,000	38,308
	Centene Corp.	3.375%	2/15/30	41,231	36,927
	Centene Corp.	3.000%	10/15/30	31,830	27,529
	Centene Corp.	2.500%	3/1/31	40,000	33,259
	Centene Corp.	2.625%	8/1/31	20,959	17,393
	Cigna Group	2.400%	3/15/30	35,139	30,685
	Cigna Group	2.375%	3/15/31	37,985	32,259
	CommonSpirit Health	2.782%	10/1/30	509	446
[7]	CSL Finance plc	4.250%	4/27/32	26,665	25,788
	CVS Health Corp.	3.250%	8/15/29	53,383	49,349
	CVS Health Corp.	5.125%	2/21/30	51,095	51,616
	CVS Health Corp.	3.750%	4/1/30	17,849	16,742
	CVS Health Corp.	1.750%	8/21/30	44,635	36,865
	CVS Health Corp.	5.250%	1/30/31	20,000	20,332
	CVS Health Corp.	1.875%	2/28/31	37,668	30,889
	CVS Health Corp.	5.250%	2/21/33	15,000	15,135
	CVS Health Corp.	5.300%	6/1/33	36,900	37,416
[7]	DaVita Inc.	3.750%	2/15/31	1,430	1,178
	Elevance Health Inc.	2.875%	9/15/29	39,704	36,234
	Elevance Health Inc.	2.250%	5/15/30	6,441	5,560
	Elevance Health Inc.	4.100%	5/15/32	10,000	9,465
	Elevance Health Inc.	5.500%	10/15/32	32,000	33,201
[7]	Fortrea Holdings Inc.	7.500%	7/1/30	535	544
	GE HealthCare Technologies Inc.	5.857%	3/15/30	47,180	49,557
	GE HealthCare Technologies Inc.	5.905%	11/22/32	31,925	33,700
	HCA Inc.	3.375%	3/15/29	15,000	13,829
	HCA Inc.	3.500%	9/1/30	61,425	55,708
	HCA Inc.	2.375%	7/15/31	40,000	33,154
	HCA Inc.	3.625%	3/15/32	40,495	36,103
[7]	Highmark Inc.	2.550%	5/10/31	20,000	15,747
	Humana Inc.	4.875%	4/1/30	1,758	1,755
	Humana Inc.	2.150%	2/3/32	5,000	4,047
	Humana Inc.	5.875%	3/1/33	22,000	23,008
[7]	IQVIA Inc.	6.250%	2/1/29	1,488	1,551
[7]	IQVIA Inc.	6.500%	5/15/30	755	770
[8]	Johnson & Johnson	1.650%	5/20/35	800	771
[7]	LifePoint Health Inc.	11.000%	10/15/30	495	527
[7]	Medline Borrower LP	3.875%	4/1/29	1,070	969
[7]	Medline Borrower LP	5.250%	10/1/29	489	456
	Merck & Co. Inc.	1.450%	6/24/30	17,000	14,189
	Merck & Co. Inc.	2.150%	12/10/31	60,631	51,213
[7]	Organon & Co. / Organon Foreign Debt Co.-Issuer BV	4.125%	4/30/28	1,762	1,610
[7]	Organon & Co. / Organon Foreign Debt Co.-Issuer BV	5.125%	4/30/31	1,107	952
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[7]	Owens & Minor Inc.	6.625%	4/1/30	245	234
	Pfizer Inc.	1.700%	5/28/30	14,272	12,124
	Pfizer Inc.	1.750%	8/18/31	13,540	11,139
[9]	Pfizer Inc.	2.735%	6/15/43	400	365
	Pfizer Investment Enterprises Pte Ltd.	4.650%	5/19/30	97,450	97,739
	Pfizer Investment Enterprises Pte Ltd.	4.750%	5/19/33	102,235	102,181
	Providence St. Joseph Health Obligated Group	2.532%	10/1/29	9,129	8,024
	Quest Diagnostics Inc.	2.950%	6/30/30	16,761	14,979
	Quest Diagnostics Inc.	2.800%	6/30/31	6,655	5,803
	Regeneron Pharmaceuticals Inc.	1.750%	9/15/30	15,000	12,389
	Revvity Inc.	3.300%	9/15/29	5,000	4,560
	Revvity Inc.	2.250%	9/15/31	11,000	9,089
[7]	Roche Holdings Inc.	2.076%	12/13/31	36,730	30,721
	Royalty Pharma plc	2.200%	9/2/30	24,500	20,546
	Royalty Pharma plc	2.150%	9/2/31	4,000	3,256
[8]	Sanofi SA	1.375%	3/21/30	400	397
	Stanford Health Care	3.310%	8/15/30	17,000	15,661
[7]	Star Parent Inc.	9.000%	10/1/30	760	799
	STERIS Irish FinCo Unlimited Co.	2.700%	3/15/31	22,000	19,045
	Stryker Corp.	1.950%	6/15/30	13,250	11,280
	Sutter Health	5.164%	8/15/33	3,715	3,781
	Takeda Pharmaceutical Co. Ltd.	2.050%	3/31/30	93,085	79,770
	Tenet Healthcare Corp.	4.875%	1/1/26	3,474	3,443
	Tenet Healthcare Corp.	6.250%	2/1/27	1,641	1,636
	Tenet Healthcare Corp.	4.250%	6/1/29	1,804	1,672
[7]	Tenet Healthcare Corp.	6.750%	5/15/31	1,467	1,501
	Teva Pharmaceutical Finance Netherlands III BV	5.125%	5/9/29	573	552
	Teva Pharmaceutical Finance Netherlands III BV	7.875%	9/15/29	810	874
	Teva Pharmaceutical Finance Netherlands III BV	8.125%	9/15/31	1,020	1,122
	Teva Pharmaceutical Finance Netherlands III BV	4.100%	10/1/46	350	238
	Thermo Fisher Scientific Inc.	2.600%	10/1/29	25,879	23,485
	Thermo Fisher Scientific Inc.	2.000%	10/15/31	46,981	39,273
	Thermo Fisher Scientific Inc.	4.950%	11/21/32	23,525	24,046
	UnitedHealth Group Inc.	5.300%	2/15/30	70,780	73,410
	UnitedHealth Group Inc.	2.000%	5/15/30	10,000	8,595
	UnitedHealth Group Inc.	4.200%	5/15/32	16,697	16,169
	UnitedHealth Group Inc.	5.350%	2/15/33	33,535	35,075
	UnitedHealth Group Inc.	4.500%	4/15/33	14,815	14,588
	Viatris Inc.	2.700%	6/22/30	3,969	3,385
	Zoetis Inc.	2.000%	5/15/30	19,148	16,319
	Zoetis Inc.	5.600%	11/16/32	23,590	24,924
					2,414,102
Industrials (5.1%)
	3M Co.	3.375%	3/1/29	10,922	10,189
	3M Co.	2.375%	8/26/29	8,000	7,014
	3M Co.	3.050%	4/15/30	15,359	13,846
[8]	3M Co.	1.750%	5/15/30	500	484
[7]	Air Canada	3.875%	8/15/26	2,580	2,454
[7]	Allison Transmission Inc.	4.750%	10/1/27	3,940	3,791
[7]	American Airlines Inc.	7.250%	2/15/28	672	683
[7]	American Airlines Inc.	8.500%	5/15/29	685	726

Intermediate-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[7]	American Airlines Inc. / AAdvantage Loyalty IP Ltd.	5.500%	4/20/26	2,201	2,179
[4,7]	American Airlines Inc. / AAdvantage Loyalty IP Ltd.	5.750%	4/20/29	5,073	4,984
[8]	AP Moller - Maersk A/S	0.750%	11/25/31	4,800	4,257
[11]	Aurizon Finance Pty Ltd.	3.000%	3/9/28	40,230	23,890
[8]	Autostrade per l'Italia SpA	2.000%	1/15/30	500	481
	Boeing Co.	3.200%	3/1/29	36,191	33,311
	Boeing Co.	5.150%	5/1/30	159,841	160,130
	Boeing Co.	3.625%	2/1/31	55,600	50,823
	Boeing Co.	6.125%	2/15/33	9,182	9,732
	Canadian National Railway Co.	3.850%	8/5/32	26,585	25,060
	Canadian Pacific Railway Co.	2.050%	3/5/30	3,000	2,577
[7]	Cargo Aircraft Management Inc.	4.750%	2/1/28	1,564	1,427
	Carrier Global Corp.	2.722%	2/15/30	21,000	18,745
[7]	Carrier Global Corp.	5.900%	3/15/34	17,570	18,777
[7]	Chart Industries Inc.	7.500%	1/1/30	385	396
[7]	Chart Industries Inc.	9.500%	1/1/31	276	295
	CSX Corp.	2.400%	2/15/30	8,663	7,665
	CSX Corp.	4.100%	11/15/32	30,000	28,691
[7]	Daimler Truck Finance North America LLC	5.500%	9/20/33	21,530	22,091
	Deere & Co.	3.100%	4/15/30	2,000	1,849
	Delta Air Lines Inc.	2.900%	10/28/24	1,255	1,228
	Delta Air Lines Inc.	3.750%	10/28/29	1,429	1,313
	Dover Corp.	2.950%	11/4/29	3,000	2,705
	Eaton Corp.	4.150%	3/15/33	50,000	48,169
[7]	Embraer Netherlands Finance BV	7.000%	7/28/30	4,000	4,201
[7]	Emerald Debt Merger Sub LLC	6.625%	12/15/30	1,175	1,187
	Emerson Electric Co.	2.200%	12/21/31	17,775	15,086
	FedEx Corp.	3.100%	8/5/29	12,359	11,410
	FedEx Corp.	2.400%	5/15/31	32,544	27,719
[7]	Gates Global LLC / Gates Corp.	6.250%	1/15/26	639	639
	GE Capital Funding LLC	4.550%	5/15/32	12,131	11,850
	General Dynamics Corp.	3.625%	4/1/30	13,207	12,561
[8]	Heathrow Funding Ltd.	1.125%	10/8/32	8,900	8,238
[8]	Heathrow Funding Ltd.	1.875%	3/14/36	4,500	4,087
	Honeywell International Inc.	1.950%	6/1/30	5,224	4,500
	Honeywell International Inc.	1.750%	9/1/31	19,142	15,753
	Honeywell International Inc.	5.000%	2/15/33	42,975	44,257
	Hubbell Inc.	2.300%	3/15/31	15,000	12,597
	Huntington Ingalls Industries Inc.	4.200%	5/1/30	14,053	13,424
[7]	Husky Injection Molding Systems Ltd. / Titan Co.-Borrower LLC	9.000%	2/15/29	295	295
	Ingersoll Rand Inc.	5.700%	8/14/33	20,000	20,914
	Jacobs Engineering Group Inc.	5.900%	3/1/33	11,580	11,793
	John Deere Capital Corp.	4.700%	6/10/30	15,000	15,168
	John Deere Capital Corp.	5.150%	9/8/33	19,280	20,034
	L3Harris Technologies Inc.	2.900%	12/15/29	7,831	7,072
	L3Harris Technologies Inc.	1.800%	1/15/31	14,540	11,938
	L3Harris Technologies Inc.	5.400%	7/31/33	52,985	54,528
	Lockheed Martin Corp.	1.850%	6/15/30	7,138	6,107
	Lockheed Martin Corp.	5.250%	1/15/33	13,340	13,947
	Lockheed Martin Corp.	4.800%	8/15/34	30,000	30,229
[11]	Lonsdale Finance Pty Ltd.	2.100%	10/15/27	32,000	18,922
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[8]	Motability Operations Group plc	3.500%	7/17/31	7,200	7,882
[9]	Motability Operations Group plc	2.375%	7/3/39	500	451
[9]	Motability Operations Group plc	4.875%	1/17/43	1,800	2,173
	Norfolk Southern Corp.	2.550%	11/1/29	7,509	6,737
	Norfolk Southern Corp.	2.300%	5/15/31	10,000	8,520
	Northrop Grumman Corp.	4.400%	5/1/30	31,630	31,245
	Northrop Grumman Corp.	4.700%	3/15/33	25,740	25,599
	Northrop Grumman Corp.	4.900%	6/1/34	30,000	30,190
	Otis Worldwide Corp.	2.565%	2/15/30	28,769	25,455
[11]	Pacific National Finance Pty Ltd.	5.400%	5/12/27	22,860	14,575
[11]	Pacific National Finance Pty Ltd.	3.700%	9/24/29	18,940	10,744
	Parker-Hannifin Corp.	3.250%	6/14/29	3,000	2,809
	Parker-Hannifin Corp.	4.500%	9/15/29	25,000	24,989
[11]	Qantas Airways Ltd.	4.750%	10/12/26	32,930	21,407
[11]	Qantas Airways Ltd.	3.150%	9/27/28	20,500	12,186
[11]	Qantas Airways Ltd.	2.950%	11/27/29	4,270	2,413
	Quanta Services Inc.	2.900%	10/1/30	8,400	7,369
	Quanta Services Inc.	2.350%	1/15/32	7,000	5,702
[7]	Regal Rexnord Corp.	6.400%	4/15/33	6,750	7,003
	Republic Services Inc.	1.450%	2/15/31	10,000	8,028
	Republic Services Inc.	1.750%	2/15/32	12,620	10,121
	Republic Services Inc.	5.000%	4/1/34	10,250	10,361
	Rockwell Automation Inc.	1.750%	8/15/31	7,500	6,157
[7]	Roller Bearing Co. of America Inc.	4.375%	10/15/29	745	685
[7]	Rolls-Royce plc	3.625%	10/14/25	392	378
[7]	Rolls-Royce plc	5.750%	10/15/27	1,974	1,970
	RTX Corp.	2.250%	7/1/30	38,811	33,537
	RTX Corp.	6.000%	3/15/31	50,000	53,139
	RTX Corp.	1.900%	9/1/31	47,566	38,618
	RTX Corp.	2.375%	3/15/32	15,351	12,759
	RTX Corp.	5.150%	2/27/33	51,088	51,786
	RTX Corp.	6.100%	3/15/34	10,000	10,855
	Ryder System Inc.	6.600%	12/1/33	39,914	43,565
	Southwest Airlines Co.	7.375%	3/1/27	4,930	5,186
	Southwest Airlines Co.	2.625%	2/10/30	39,303	34,487
[7]	Spirit AeroSystems Inc.	9.375%	11/30/29	1,007	1,091
[7]	Spirit AeroSystems Inc.	9.750%	11/15/30	1,153	1,209
[7]	TopBuild Corp.	3.625%	3/15/29	628	570
[7]	TopBuild Corp.	4.125%	2/15/32	1,494	1,311
[7]	TransDigm Inc.	6.250%	3/15/26	3,889	3,868
[7]	TransDigm Inc.	6.750%	8/15/28	745	757
[7]	TransDigm Inc.	6.875%	12/15/30	1,225	1,259
[7]	TransDigm Inc.	7.125%	12/1/31	1,638	1,708
	Trimble Inc.	6.100%	3/15/33	5,500	5,793
	Triton Container International Ltd. / TAL International Container Corp.	3.250%	3/15/32	3,930	3,194
[7]	Triumph Group Inc.	9.000%	3/15/28	983	1,038
	Union Pacific Corp.	2.400%	2/5/30	35,200	31,213
	Union Pacific Corp.	2.800%	2/14/32	13,000	11,419
[7]	United Airlines Inc.	4.375%	4/15/26	6,300	6,083
[7]	United Airlines Inc.	4.625%	4/15/29	4,865	4,506
	Waste Management Inc.	4.625%	2/15/30	22,000	22,059
	Waste Management Inc.	1.500%	3/15/31	37,356	30,225
	Waste Management Inc.	4.150%	4/15/32	10,000	9,633
	Waste Management Inc.	4.625%	2/15/33	4,856	4,814
[11]	WestConnex Finance Co. Pty Ltd.	3.150%	3/31/31	30,000	16,792
[7]	Williams Scotsman Inc.	7.375%	10/1/31	245	257
					1,636,298

Intermediate-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Materials (2.4%)
[7]	Advanced Drainage Systems Inc.	6.375%	6/15/30	645	650
	Amcor Flexibles North America Inc.	2.690%	5/25/31	20,000	17,183
	ArcelorMittal SA	4.250%	7/16/29	10,000	9,619
[7]	Ardagh Metal Packaging Finance USA LLC / Ardagh Metal Packaging Finance plc	4.000%	9/1/29	1,050	854
[7]	Ardagh Packaging Finance plc / Ardagh Holdings USA Inc.	5.250%	4/30/25	954	933
[7]	Arsenal AIC Parent LLC	8.000%	10/1/30	610	638
[7]	ASP Unifrax Holdings Inc.	5.250%	9/30/28	2,342	1,520
[7]	Axalta Coating Systems Dutch Holding B BV	7.250%	2/15/31	338	352
	Ball Corp.	2.875%	8/15/30	1,725	1,475
	Ball Corp.	3.125%	9/15/31	2,270	1,921
	BHP Billiton Finance USA Ltd.	5.250%	9/8/30	20,000	20,584
	BHP Billiton Finance USA Ltd.	4.900%	2/28/33	40,000	40,435
	BHP Billiton Finance USA Ltd.	5.250%	9/8/33	15,000	15,398
[7]	Big River Steel LLC / BRS Finance Corp.	6.625%	1/31/29	2,801	2,833
	Braskem Netherlands Finance BV	5.875%	1/31/50	10,000	7,048
[7]	Canpack SA / Canpack US LLC	3.875%	11/15/29	5,823	5,129
	Celanese US Holdings LLC	6.550%	11/15/30	25,000	26,435
	Celanese US Holdings LLC	6.700%	11/15/33	15,000	16,113
[7]	Chemours Co.	4.625%	11/15/29	4,943	4,324
[7]	Corp. Nacional del Cobre de Chile	5.950%	1/8/34	5,150	5,163
	Dow Chemical Co.	2.100%	11/15/30	44,000	37,451
	Dow Chemical Co.	6.300%	3/15/33	8,000	8,776
	Eastman Chemical Co.	5.750%	3/8/33	15,000	15,421
	Ecolab Inc.	1.300%	1/30/31	21,853	17,575
[7]	Element Solutions Inc.	3.875%	9/1/28	1,913	1,749
	FMC Corp.	3.450%	10/1/29	8,000	7,246
	FMC Corp.	5.650%	5/18/33	19,940	19,830
	Freeport-McMoRan Inc.	5.250%	9/1/29	22,881	22,966
	Freeport-McMoRan Inc.	4.250%	3/1/30	12,603	11,844
	Freeport-McMoRan Inc.	4.625%	8/1/30	5,933	5,733
[7]	Georgia-Pacific LLC	2.300%	4/30/30	33,445	28,891
[7]	Graphic Packaging International LLC	3.500%	3/15/28	2,015	1,873
[7]	Graphic Packaging International LLC	3.750%	2/1/30	205	184
[7]	Hudbay Minerals Inc.	4.500%	4/1/26	4,465	4,327
[7]	Inversiones CMPC SA	6.125%	6/23/33	15,644	15,866
[7]	Kaiser Aluminum Corp.	4.500%	6/1/31	2,933	2,507
[8]	Linde plc	1.625%	3/31/35	10,600	9,719
	LYB International Finance III LLC	2.250%	10/1/30	5,000	4,253
	LYB International Finance III LLC	5.625%	5/15/33	12,000	12,459
	Martin Marietta Materials Inc.	2.400%	7/15/31	25,000	21,101
	Newmont Corp.	2.800%	10/1/29	32,675	29,610
	Newmont Corp.	2.250%	10/1/30	37,770	32,360
[7]	NOVA Chemicals Corp.	8.500%	11/15/28	265	278
[7]	Novelis Corp.	4.750%	1/30/30	953	884
[7]	Novelis Corp.	3.875%	8/15/31	2,415	2,096
	Nucor Corp.	2.700%	6/1/30	15,060	13,583
	Nucor Corp.	3.125%	4/1/32	15,620	13,922
	Nutrien Ltd.	4.200%	4/1/29	17,656	17,277
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Nutrien Ltd.	2.950%	5/13/30	26,207	23,576
[7]	Olympus Water US Holding Corp.	4.250%	10/1/28	405	370
[7]	Olympus Water US Holding Corp.	9.750%	11/15/28	2,320	2,461
[7]	Owens-Brockway Glass Container Inc.	7.250%	5/15/31	435	438
	Packaging Corp. of America	3.000%	12/15/29	13,000	11,784
[7]	Pactiv Evergreen Group Issuer LLC / Pactiv Evergreen Group Issuer Inc.	4.375%	10/15/28	1,635	1,525
	PPG Industries Inc.	2.800%	8/15/29	11,000	10,030
	PPG Industries Inc.	2.550%	6/15/30	9,435	8,234
	Rio Tinto Finance USA plc	5.000%	3/9/33	30,000	30,756
	RPM International Inc.	4.550%	3/1/29	17,250	16,897
	RPM International Inc.	2.950%	1/15/32	3,415	2,918
[7]	Sealed Air Corp.	6.125%	2/1/28	233	234
[7]	Sealed Air Corp.	5.000%	4/15/29	511	493
[7]	Sealed Air Corp.	7.250%	2/15/31	520	545
	Sherwin-Williams Co.	2.950%	8/15/29	12,106	11,070
	Sherwin-Williams Co.	2.300%	5/15/30	20,563	17,891
	Sherwin-Williams Co.	2.200%	3/15/32	8,193	6,770
[7]	SNF Group SACA	3.125%	3/15/27	1,093	1,011
[7]	SNF Group SACA	3.375%	3/15/30	2,925	2,508
[7]	Sociedad Quimica y Minera de Chile SA	6.500%	11/7/33	15,000	15,514
	Steel Dynamics Inc.	3.450%	4/15/30	27,891	25,704
	Steel Dynamics Inc.	3.250%	1/15/31	2,950	2,654
[7]	Summit Materials LLC / Summit Materials Finance Corp.	7.250%	1/15/31	305	317
	Vale Overseas Ltd.	3.750%	7/8/30	5,000	4,536
	Vale Overseas Ltd.	6.125%	6/12/33	24,355	24,900
[7]	WR Grace Holdings LLC	5.625%	8/15/29	418	369
[7]	WR Grace Holdings LLC	7.375%	3/1/31	340	346
	WRKCo Inc.	4.900%	3/15/29	12,000	12,051
					774,290
Real Estate (5.6%)
	Agree LP	2.900%	10/1/30	6,500	5,619
	Agree LP	4.800%	10/1/32	7,000	6,649
	Agree LP	2.600%	6/15/33	6,435	5,099
	Alexandria Real Estate Equities Inc.	2.750%	12/15/29	27,005	23,890
	Alexandria Real Estate Equities Inc.	4.900%	12/15/30	20,060	19,869
	Alexandria Real Estate Equities Inc.	3.375%	8/15/31	12,881	11,530
	Alexandria Real Estate Equities Inc.	2.000%	5/18/32	12,233	9,687
	Alexandria Real Estate Equities Inc.	1.875%	2/1/33	5,000	3,852
	American Assets Trust LP	3.375%	2/1/31	11,292	9,347
	American Homes 4 Rent LP	2.375%	7/15/31	10,000	8,213
	American Homes 4 Rent LP	3.625%	4/15/32	5,000	4,454
	American Homes 4 Rent LP	5.500%	2/1/34	10,000	10,106
	American Tower Corp.	3.950%	3/15/29	9,000	8,599
	American Tower Corp.	3.800%	8/15/29	41,188	38,884
	American Tower Corp.	2.900%	1/15/30	25,100	22,338
	American Tower Corp.	2.100%	6/15/30	14,909	12,517
	American Tower Corp.	2.700%	4/15/31	20,000	17,117
	American Tower Corp.	2.300%	9/15/31	10,000	8,257
	American Tower Corp.	5.550%	7/15/33	15,000	15,381
[8]	ATF Netherlands BV	7.078%	Perpetual	2,300	1,387

Intermediate-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	AvalonBay Communities Inc.	3.300%	6/1/29	5,000	4,681
	AvalonBay Communities Inc.	2.300%	3/1/30	14,752	12,879
	AvalonBay Communities Inc.	2.450%	1/15/31	5,000	4,317
	AvalonBay Communities Inc.	5.000%	2/15/33	6,700	6,768
	AvalonBay Communities Inc.	5.300%	12/7/33	10,000	10,276
[8]	Blackstone Property Partners Europe Holdings Sarl	3.625%	10/29/29	2,200	2,250
	Boston Properties LP	3.400%	6/21/29	3,000	2,690
	Boston Properties LP	2.900%	3/15/30	11,000	9,463
	Boston Properties LP	3.250%	1/30/31	29,185	25,083
	Boston Properties LP	2.550%	4/1/32	17,155	13,658
	Boston Properties LP	2.450%	10/1/33	3,000	2,278
	Boston Properties LP	6.500%	1/15/34	24,000	25,092
	Brixmor Operating Partnership LP	4.125%	5/15/29	8,000	7,591
	Brixmor Operating Partnership LP	4.050%	7/1/30	16,218	15,164
	Brixmor Operating Partnership LP	2.500%	8/16/31	20,000	16,647
	Brixmor Operating Partnership LP	5.500%	2/15/34	23,000	23,052
	Camden Property Trust	4.900%	1/15/34	10,000	9,853
	Corporate Office Properties LP	2.750%	4/15/31	27,226	22,231
	Crown Castle Inc.	3.100%	11/15/29	20,966	18,779
	Crown Castle Inc.	2.250%	1/15/31	13,715	11,317
	Crown Castle Inc.	2.100%	4/1/31	3,000	2,442
[8]	CTP NV	1.250%	6/21/29	2,000	1,824
	CubeSmart LP	2.000%	2/15/31	21,804	17,769
[8]	Digital Dutch Finco BV	1.000%	1/15/32	2,400	2,051
	Digital Realty Trust LP	3.600%	7/1/29	29,880	27,999
	Equinix Inc.	3.200%	11/18/29	13,614	12,433
	Equinix Inc.	2.150%	7/15/30	10,000	8,445
	Equinix Inc.	2.500%	5/15/31	10,000	8,494
	Equinix Inc.	3.900%	4/15/32	3,740	3,460
	ERP Operating LP	3.000%	7/1/29	7,000	6,443
	ERP Operating LP	2.500%	2/15/30	11,000	9,748
	ERP Operating LP	1.850%	8/1/31	1,251	1,028
	Essential Properties LP	2.950%	7/15/31	20,000	15,910
	Essex Portfolio LP	3.000%	1/15/30	10,000	8,924
	Essex Portfolio LP	1.650%	1/15/31	7,533	5,970
	Essex Portfolio LP	2.550%	6/15/31	1,900	1,594
	Extra Space Storage LP	3.900%	4/1/29	15,000	14,183
	Extra Space Storage LP	4.000%	6/15/29	10,525	9,975
	Extra Space Storage LP	5.500%	7/1/30	7,590	7,742
	Extra Space Storage LP	2.200%	10/15/30	7,000	5,807
	Extra Space Storage LP	5.900%	1/15/31	35,540	36,880
	Extra Space Storage LP	2.550%	6/1/31	20,485	17,093
	Extra Space Storage LP	2.400%	10/15/31	13,000	10,656
	Extra Space Storage LP	2.350%	3/15/32	34,196	27,664
	Extra Space Storage LP	5.400%	2/1/34	25,000	25,011
	Federal Realty OP LP	3.200%	6/15/29	10,000	9,086
	Federal Realty OP LP	3.500%	6/1/30	1,990	1,820
	Healthcare Realty Holdings LP	3.100%	2/15/30	501	439
	Healthcare Realty Holdings LP	2.400%	3/15/30	1,000	818
	Healthcare Realty Holdings LP	2.000%	3/15/31	28,349	22,642
	Healthpeak OP LLC	3.500%	7/15/29	16,479	15,365
	Healthpeak OP LLC	3.000%	1/15/30	14,900	13,311
	Healthpeak OP LLC	2.875%	1/15/31	18,507	16,044
	Healthpeak OP LLC	5.250%	12/15/32	25,355	25,390
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Highwoods Realty LP	4.200%	4/15/29	10,406	9,572
	Highwoods Realty LP	3.050%	2/15/30	18,362	15,494
	Highwoods Realty LP	2.600%	2/1/31	4,161	3,310
	Highwoods Realty LP	7.650%	2/1/34	56,348	62,051
	Host Hotels & Resorts LP	3.375%	12/15/29	3,252	2,922
	Host Hotels & Resorts LP	3.500%	9/15/30	11,023	9,912
	Host Hotels & Resorts LP	2.900%	12/15/31	16,025	13,467
	Invitation Homes Operating Partnership LP	2.000%	8/15/31	4,000	3,167
	Invitation Homes Operating Partnership LP	4.150%	4/15/32	10,000	9,186
	Kilroy Realty LP	4.250%	8/15/29	3,500	3,279
	Kilroy Realty LP	3.050%	2/15/30	31,759	27,257
	Kilroy Realty LP	2.500%	11/15/32	20,200	15,433
	Kilroy Realty LP	6.250%	1/15/36	16,220	16,215
	Kimco Realty OP LLC	2.700%	10/1/30	11,343	9,845
	Kimco Realty OP LLC	2.250%	12/1/31	10,000	8,136
	Kimco Realty OP LLC	3.200%	4/1/32	2,657	2,309
	Kite Realty Group LP	5.500%	3/1/34	20,000	19,940
	LXP Industrial Trust	2.375%	10/1/31	5,000	4,024
	Mid-America Apartments LP	2.750%	3/15/30	4,800	4,276
	Mid-America Apartments LP	1.700%	2/15/31	1,900	1,544
	Mid-America Apartments LP	5.000%	3/15/34	22,150	22,142
	MPT Operating Partnership LP / MPT Finance Corp.	3.500%	3/15/31	3,512	2,160
	NNN REIT Inc.	2.500%	4/15/30	13,948	12,035
	NNN REIT Inc.	5.600%	10/15/33	19,950	20,408
	Omega Healthcare Investors Inc.	3.625%	10/1/29	10,000	8,917
	Omega Healthcare Investors Inc.	3.375%	2/1/31	7,198	6,133
	Omega Healthcare Investors Inc.	3.250%	4/15/33	16,900	13,599
[7]	Ontario Teachers' Cadillac Fairview Properties Trust	3.875%	3/20/27	7,000	6,645
[7]	Ontario Teachers' Cadillac Fairview Properties Trust	4.125%	2/1/29	11,900	11,148
	Phillips Edison Grocery Center Operating Partnership I LP	2.625%	11/15/31	20,000	16,348
	Physicians Realty LP	2.625%	11/1/31	20,000	16,478
	Prologis LP	2.875%	11/15/29	5,000	4,556
	Prologis LP	2.250%	4/15/30	14,022	12,245
	Prologis LP	1.250%	10/15/30	10,000	8,083
	Prologis LP	1.750%	2/1/31	7,266	5,986
	Prologis LP	2.250%	1/15/32	9,320	7,758
	Prologis LP	4.625%	1/15/33	8,324	8,205
	Prologis LP	5.125%	1/15/34	15,000	15,240
	Prologis LP	5.000%	3/15/34	49,850	50,090
[8]	Public Storage Operating Co.	0.500%	9/9/30	4,235	3,752
	Public Storage Operating Co.	2.300%	5/1/31	10,830	9,277
	Public Storage Operating Co.	2.250%	11/9/31	18,742	15,766
	Public Storage Operating Co.	5.100%	8/1/33	12,500	12,715
	Realty Income Corp.	2.100%	3/15/28	10,000	8,985
	Realty Income Corp.	3.250%	6/15/29	3,200	2,973
	Realty Income Corp.	4.000%	7/15/29	5,000	4,797
	Realty Income Corp.	3.100%	12/15/29	21,990	20,088
	Realty Income Corp.	3.400%	1/15/30	3,421	3,142
	Realty Income Corp.	4.850%	3/15/30	29,715	29,700

Intermediate-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[8]	Realty Income Corp.	4.875%	7/6/30	2,181	2,491
	Realty Income Corp.	3.250%	1/15/31	15,607	14,077
	Realty Income Corp.	2.700%	2/15/32	10,000	8,373
	Realty Income Corp.	5.625%	10/13/32	15,000	15,515
	Realty Income Corp.	5.125%	2/15/34	14,600	14,477
	Regency Centers LP	2.950%	9/15/29	9,841	8,861
	Regency Centers LP	3.700%	6/15/30	32,008	29,672
	Regency Centers LP	5.250%	1/15/34	26,600	26,638
	Rexford Industrial Realty LP	2.125%	12/1/30	5,488	4,510
	Rexford Industrial Realty LP	2.150%	9/1/31	17,430	14,028
	Sabra Health Care LP	3.200%	12/1/31	42,064	34,342
	SBA Communications Corp.	3.125%	2/1/29	1,845	1,644
	Simon Property Group LP	2.650%	7/15/30	17,630	15,586
	Simon Property Group LP	2.200%	2/1/31	5,999	5,025
	Simon Property Group LP	2.250%	1/15/32	10,000	8,257
	STORE Capital Corp.	2.750%	11/18/30	7,294	5,763
	Sun Communities Operating LP	2.700%	7/15/31	10,000	8,301
	Sun Communities Operating LP	4.200%	4/15/32	7,079	6,433
	Tanger Properties LP	2.750%	9/1/31	12,000	9,820
	UDR Inc.	3.200%	1/15/30	4,882	4,433
	UDR Inc.	3.000%	8/15/31	7,660	6,671
	UDR Inc.	2.100%	6/15/33	4,773	3,676
	Ventas Realty LP	3.000%	1/15/30	2,877	2,554
	Ventas Realty LP	4.750%	11/15/30	3,000	2,931
	Ventas Realty LP	2.500%	9/1/31	6,000	4,933
	Welltower OP LLC	3.100%	1/15/30	19,120	17,315
	Welltower OP LLC	2.750%	1/15/32	7,000	5,936
	Welltower OP LLC	3.850%	6/15/32	11,104	10,174
[9]	Westfield America Management Ltd.	2.625%	3/30/29	2,537	2,788
	Weyerhaeuser Co.	4.000%	11/15/29	19,017	18,071
	WP Carey Inc.	2.450%	2/1/32	10,000	8,147
					1,803,476
Technology (5.5%)
	Analog Devices Inc.	2.100%	10/1/31	15,970	13,493
[8]	Apple Inc.	1.375%	5/24/29	1,000	1,014
	Block Inc.	3.500%	6/1/31	285	246
	Broadcom Inc.	4.750%	4/15/29	35,843	35,839
	Broadcom Inc.	5.000%	4/15/30	37,571	38,122
	Broadcom Inc.	4.150%	11/15/30	20,850	19,888
[7]	Broadcom Inc.	2.450%	2/15/31	79,537	67,585
[7]	Broadcom Inc.	4.150%	4/15/32	54,650	51,428
	Broadcom Inc.	4.300%	11/15/32	35,806	34,028
[7]	Broadcom Inc.	2.600%	2/15/33	15,000	12,329
[7]	Broadcom Inc.	3.419%	4/15/33	56,315	49,408
[7]	Cloud Software Group Inc.	6.500%	3/31/29	275	257
[7]	CommScope Inc.	7.125%	7/1/28	2,517	1,093
	Dell International LLC / EMC Corp.	5.300%	10/1/29	5,000	5,122
	Dell International LLC / EMC Corp.	6.200%	7/15/30	41,995	44,733
	Dell International LLC / EMC Corp.	5.750%	2/1/33	13,126	13,759
[7]	Entegris Escrow Corp.	4.750%	4/15/29	24,932	23,841
[7]	Entegris Escrow Corp.	5.950%	6/15/30	5,945	5,870
	Equifax Inc.	3.100%	5/15/30	17,000	15,269
	Equifax Inc.	2.350%	9/15/31	10,000	8,298
	Fidelity National Information Services Inc.	3.750%	5/21/29	3,000	2,900
	Fidelity National Information Services Inc.	2.250%	3/1/31	19,692	16,606
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Fiserv Inc.	3.500%	7/1/29	55,450	51,958
	Fiserv Inc.	2.650%	6/1/30	36,950	32,477
	Fiserv Inc.	5.625%	8/21/33	20,000	20,821
	Global Payments Inc.	3.200%	8/15/29	9,480	8,587
	Global Payments Inc.	2.900%	5/15/30	11,675	10,261
	Global Payments Inc.	2.900%	11/15/31	35,000	29,805
	Global Payments Inc.	5.400%	8/15/32	5,000	5,046
[7]	GTCR W-2 Merger Sub LLC	7.500%	1/15/31	443	462
	HP Inc.	4.000%	4/15/29	28,960	27,978
	HP Inc.	3.400%	6/17/30	9,725	8,874
	HP Inc.	2.650%	6/17/31	35,381	29,976
	HP Inc.	5.500%	1/15/33	38,650	39,467
[7]	Imola Merger Corp.	4.750%	5/15/29	2,324	2,164
	Intel Corp.	2.450%	11/15/29	58,413	52,264
	Intel Corp.	5.125%	2/10/30	48,840	50,316
	Intel Corp.	3.900%	3/25/30	6,363	6,110
	Intel Corp.	2.000%	8/12/31	9,300	7,740
	Intel Corp.	4.150%	8/5/32	10,200	9,835
	Intel Corp.	5.200%	2/10/33	27,290	28,105
	Intuit Inc.	5.200%	9/15/33	35,000	36,297
	Juniper Networks Inc.	3.750%	8/15/29	9,827	9,256
	Juniper Networks Inc.	2.000%	12/10/30	15,554	12,706
	KLA Corp.	4.650%	7/15/32	14,510	14,575
	KLA Corp.	5.250%	7/15/62	5,000	5,076
	Leidos Inc.	5.750%	3/15/33	17,821	18,327
[7]	McAfee Corp.	7.375%	2/15/30	1,549	1,403
	Micron Technology Inc.	6.750%	11/1/29	12,000	12,955
	Micron Technology Inc.	5.300%	1/15/31	35,000	35,374
	Micron Technology Inc.	2.703%	4/15/32	34,354	28,798
	Micron Technology Inc.	5.875%	2/9/33	12,000	12,485
	Motorola Solutions Inc.	2.750%	5/24/31	25,000	21,293
	NXP BV / NXP Funding LLC / NXP USA Inc.	4.300%	6/18/29	15,000	14,535
	NXP BV / NXP Funding LLC / NXP USA Inc.	3.400%	5/1/30	41,815	38,206
	NXP BV / NXP Funding LLC / NXP USA Inc.	2.500%	5/11/31	30,000	25,226
	NXP BV / NXP Funding LLC / NXP USA Inc.	2.650%	2/15/32	10,000	8,357
	NXP BV / NXP Funding LLC / NXP USA Inc.	5.000%	1/15/33	69,030	68,082
	Oracle Corp.	6.150%	11/9/29	29,535	31,488
	Oracle Corp.	2.950%	4/1/30	26,231	23,591
	Oracle Corp.	4.650%	5/6/30	19,010	18,808
	Oracle Corp.	2.875%	3/25/31	57,257	50,370
	Oracle Corp.	6.250%	11/9/32	36,667	39,543
	PayPal Holdings Inc.	2.850%	10/1/29	6,007	5,459
	PayPal Holdings Inc.	2.300%	6/1/30	17,000	14,741
	PayPal Holdings Inc.	4.400%	6/1/32	5,000	4,917
	RELX Capital Inc.	3.000%	5/22/30	8,800	8,006
	Roper Technologies Inc.	2.000%	6/30/30	18,380	15,586
	S&P Global Inc.	2.700%	3/1/29	49,410	45,450
	S&P Global Inc.	2.500%	12/1/29	9,438	8,468
	S&P Global Inc.	1.250%	8/15/30	6,750	5,488
	S&P Global Inc.	2.900%	3/1/32	27,147	23,846
[7]	Seagate HDD Cayman	8.250%	12/15/29	450	484
[7]	Seagate HDD Cayman	8.500%	7/15/31	350	380
	Skyworks Solutions Inc.	3.000%	6/1/31	31,290	26,709
[7]	SS&C Technologies Inc.	5.500%	9/30/27	1,629	1,599
	Teledyne FLIR LLC	2.500%	8/1/30	14,900	12,828
	Teledyne Technologies Inc.	2.750%	4/1/31	22,767	19,681
	Texas Instruments Inc.	3.650%	8/16/32	13,635	12,803

Intermediate-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[7]	UKG Inc.	6.875%	2/1/31	1,035	1,047
	Verisk Analytics Inc.	4.125%	3/15/29	22,755	22,140
	Verisk Analytics Inc.	5.750%	4/1/33	10,000	10,597
	VMware LLC	4.700%	5/15/30	40,665	40,014
	VMware LLC	2.200%	8/15/31	30,859	25,462
	Workday Inc.	3.700%	4/1/29	18,140	17,288
	Workday Inc.	3.800%	4/1/32	25,914	24,022
					1,757,140
Utilities (7.2%)
[8]	2i Rete Gas SpA	4.375%	6/6/33	2,900	3,212
	AEP Texas Inc.	5.400%	6/1/33	20,330	20,713
	AEP Transmission Co. LLC	5.400%	3/15/53	14,820	15,110
[11]	AGI Finance Pty Ltd.	1.815%	11/23/28	3,390	1,910
[11]	AGI Finance Pty Ltd.	6.109%	6/28/30	7,180	4,882
[5,11]	AGI Finance Pty Ltd., 3M Australian Bank Bill Rate + 1.000%	5.139%	1/8/26	7,260	4,734
	Alabama Power Co.	3.050%	3/15/32	3,300	2,920
	Alabama Power Co.	3.940%	9/1/32	24,000	22,573
	Alabama Power Co.	5.850%	11/15/33	10,000	10,707
	Ameren Corp.	3.500%	1/15/31	25,245	23,033
	Ameren Illinois Co.	1.550%	11/15/30	9,785	7,997
	Ameren Illinois Co.	3.850%	9/1/32	30,000	27,914
	Ameren Illinois Co.	4.950%	6/1/33	41,838	42,264
	American Water Capital Corp.	2.800%	5/1/30	4,000	3,582
	American Water Capital Corp.	4.450%	6/1/32	5,000	4,918
	Appalachian Power Co.	4.500%	8/1/32	22,030	21,049
	Atmos Energy Corp.	5.900%	11/15/33	10,760	11,636
[11]	AusNet Services Holdings Pty Ltd.	6.134%	5/31/33	5,000	3,377
	Berkshire Hathaway Energy Co.	3.700%	7/15/30	24,742	23,234
	Berkshire Hathaway Energy Co.	1.650%	5/15/31	23,079	18,558
[7]	Calpine Corp.	5.125%	3/15/28	3,930	3,756
	CenterPoint Energy Houston Electric LLC	2.350%	4/1/31	9,920	8,419
	CenterPoint Energy Houston Electric LLC	3.000%	3/1/32	12,002	10,583
	CenterPoint Energy Houston Electric LLC	4.450%	10/1/32	37,034	36,144
	CenterPoint Energy Houston Electric LLC	4.950%	4/1/33	8,360	8,431
	CenterPoint Energy Inc.	2.950%	3/1/30	11,305	10,108
	CenterPoint Energy Inc.	2.650%	6/1/31	22,800	19,373
	CenterPoint Energy Resources Corp.	1.750%	10/1/30	9,000	7,510
	CenterPoint Energy Resources Corp.	4.400%	7/1/32	5,000	4,821
[7,14]	Chile Electricity Lux MPC Sarl	6.010%	1/20/33	17,734	18,167
[7]	Clearway Energy Operating LLC	3.750%	1/15/32	149	127
[4]	Comision Federal de Electricidad	5.000%	9/29/36	6,354	5,560
	Commonwealth Edison Co.	3.150%	3/15/32	11,850	10,516
	Commonwealth Edison Co.	4.900%	2/1/33	14,705	14,787
	Connecticut Light and Power Co.	2.050%	7/1/31	3,000	2,481
	Consolidated Edison Co. of New York Inc.	3.350%	4/1/30	10,000	9,320
	Consumers Energy Co.	3.600%	8/15/32	4,430	4,083
	Consumers Energy Co.	4.625%	5/15/33	5,000	4,950
	Consumers Energy Co.	4.200%	9/1/52	4,690	4,038
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[11]	DBNGP Finance Co. Pty Ltd.	4.225%	5/28/25	10,550	6,826
	Dominion Energy Inc.	3.375%	4/1/30	33,274	30,417
	Dominion Energy Inc.	2.250%	8/15/31	5,000	4,122
	Dominion Energy Inc.	4.350%	8/15/32	11,346	10,793
	Dominion Energy South Carolina Inc.	2.300%	12/1/31	10,291	8,615
	DTE Electric Co.	2.250%	3/1/30	30,694	26,916
	DTE Electric Co.	2.625%	3/1/31	11,500	10,071
	DTE Electric Co.	3.000%	3/1/32	12,237	10,794
	DTE Electric Co.	5.200%	4/1/33	15,000	15,439
	DTE Energy Co.	3.400%	6/15/29	25,883	24,104
	DTE Energy Co.	2.950%	3/1/30	13,783	12,222
	Duke Energy Carolinas LLC	2.450%	8/15/29	10,375	9,327
	Duke Energy Carolinas LLC	2.450%	2/1/30	25,081	22,198
	Duke Energy Carolinas LLC	2.550%	4/15/31	7,190	6,222
	Duke Energy Carolinas LLC	2.850%	3/15/32	8,250	7,153
	Duke Energy Carolinas LLC	4.950%	1/15/33	19,547	19,696
	Duke Energy Carolinas LLC	4.850%	1/15/34	25,000	24,848
	Duke Energy Corp.	2.450%	6/1/30	16,000	13,924
	Duke Energy Corp.	2.550%	6/15/31	30,000	25,492
	Duke Energy Corp.	4.500%	8/15/32	39,000	37,496
	Duke Energy Florida LLC	2.500%	12/1/29	15,380	13,684
	Duke Energy Florida LLC	1.750%	6/15/30	34,710	28,963
	Duke Energy Florida LLC	2.400%	12/15/31	10,000	8,392
	Duke Energy Florida LLC	5.875%	11/15/33	14,850	15,901
	Duke Energy Ohio Inc.	2.125%	6/1/30	11,650	9,905
	Duke Energy Ohio Inc.	5.250%	4/1/33	1,930	1,973
	Duke Energy Progress LLC	3.450%	3/15/29	4,221	4,009
	Duke Energy Progress LLC	2.000%	8/15/31	12,500	10,270
	Duke Energy Progress LLC	3.400%	4/1/32	15,000	13,509
	Duke Energy Progress LLC	5.250%	3/15/33	5,446	5,571
[7]	Electricite de France SA	5.700%	5/23/28	4,385	4,525
[7]	Electricite de France SA	4.500%	9/21/28	5,000	4,920
[7]	Electricite de France SA	6.250%	5/23/33	4,965	5,300
[8]	Elia Transmission Belgium SA	0.875%	4/28/30	5,600	5,241
[8]	Enel Finance International NV	0.375%	5/28/29	1,000	928
[8]	Enel Finance International NV	4.500%	2/20/43	2,700	3,007
[8]	Engie SA	3.875%	1/6/31	9,700	10,742
	Entergy Arkansas LLC	5.150%	1/15/33	4,230	4,322
	Entergy Arkansas LLC	5.300%	9/15/33	15,000	15,370
	Entergy Corp.	2.800%	6/15/30	16,000	14,055
	Entergy Corp.	2.400%	6/15/31	23,559	19,769
	Entergy Louisiana LLC	1.600%	12/15/30	5,050	4,061
	Entergy Louisiana LLC	2.350%	6/15/32	6,442	5,333
	Entergy Texas Inc.	4.000%	3/30/29	3,129	3,047
	Entergy Texas Inc.	1.750%	3/15/31	5,000	4,075
	Eskom Holdings SOC Ltd.	7.125%	2/11/25	2,800	2,789
[8]	Eurogrid GmbH	3.722%	4/27/30	500	549
	Evergy Inc.	2.900%	9/15/29	25,674	23,123
	Eversource Energy	1.650%	8/15/30	16,165	13,067
	Eversource Energy	2.550%	3/15/31	8,610	7,228
	Eversource Energy	3.375%	3/1/32	25,000	21,800
	Exelon Corp.	4.050%	4/15/30	49,530	47,230
	Exelon Corp.	3.350%	3/15/32	33,000	29,235
	FirstEnergy Corp.	2.650%	3/1/30	20,526	17,887
	FirstEnergy Corp.	2.250%	9/1/30	7,896	6,636
	Florida Power & Light Co.	2.450%	2/3/32	22,500	19,165
	Georgia Power Co.	4.700%	5/15/32	24,199	23,898

Intermediate-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Georgia Power Co.	4.950%	5/17/33	59,290	59,300
	Idaho Power Co.	5.500%	3/15/53	5,000	5,038
[7]	ITC Holdings Corp.	2.950%	5/14/30	10,000	8,877
[7]	ITC Holdings Corp.	5.400%	6/1/33	17,360	17,666
	Kentucky Utilities Co.	5.450%	4/15/33	7,370	7,613
	Louisville Gas and Electric Co.	5.450%	4/15/33	5,900	6,105
	National Grid plc	5.809%	6/12/33	23,970	24,887
	National Grid plc	5.418%	1/11/34	24,400	24,451
[8]	National Grid plc	3.245%	3/30/34	11,400	11,646
	National Rural Utilities Cooperative Finance Corp.	3.700%	3/15/29	32,016	30,614
	National Rural Utilities Cooperative Finance Corp.	5.800%	1/15/33	9,250	9,766
	Nevada Power Co.	2.400%	5/1/30	11,640	10,114
	NextEra Energy Capital Holdings Inc.	3.500%	4/1/29	8,191	7,708
	NextEra Energy Capital Holdings Inc.	2.750%	11/1/29	25,000	22,352
	NextEra Energy Capital Holdings Inc.	2.250%	6/1/30	30,000	25,612
	NextEra Energy Capital Holdings Inc.	2.440%	1/15/32	15,850	13,157
	NextEra Energy Capital Holdings Inc.	5.000%	7/15/32	5,630	5,608
[7]	NextEra Energy Operating Partners LP	4.250%	7/15/24	175	173
	Nisource Inc.	5.400%	6/30/33	5,500	5,631
	NiSource Inc.	2.950%	9/1/29	5,136	4,702
	NRG Energy Inc.	6.625%	1/15/27	471	472
	NSTAR Electric Co.	3.950%	4/1/30	6,616	6,324
	NSTAR Electric Co.	1.950%	8/15/31	850	694
[11]	NSW Electricity Networks Finance Pty Ltd.	2.732%	4/23/29	10,000	5,763
[11]	NSW Electricity Networks Finance Pty Ltd.	2.543%	9/23/30	30,000	16,231
	Ohio Power Co.	1.625%	1/15/31	18,491	15,017
	Oncor Electric Delivery Co. LLC	7.000%	5/1/32	3,000	3,407
	Oncor Electric Delivery Co. LLC	4.550%	9/15/32	17,000	16,707
	Oncor Electric Delivery Co. LLC	7.250%	1/15/33	3,000	3,491
	Oncor Electric Delivery Co. LLC	5.650%	11/15/33	30,000	31,799
	Pacific Gas and Electric Co.	4.550%	7/1/30	15,000	14,341
	Pacific Gas and Electric Co.	2.500%	2/1/31	67,175	55,758
	Pacific Gas and Electric Co.	3.250%	6/1/31	20,357	17,687
	Pacific Gas and Electric Co.	5.900%	6/15/32	7,000	7,153
	Pacific Gas and Electric Co.	6.150%	1/15/33	5,220	5,418
	Pacific Gas and Electric Co.	6.950%	3/15/34	34,056	37,508
	PacifiCorp	3.500%	6/15/29	16,425	15,353
	PacifiCorp	2.700%	9/15/30	13,815	12,025
	PacifiCorp	5.300%	2/15/31	20,000	20,293
	PacifiCorp	5.450%	2/15/34	20,090	20,356
	PECO Energy Co.	4.900%	6/15/33	15,000	15,127
	PECO Energy Co.	4.375%	8/15/52	5,000	4,410
	Perusahaan Perseroan Persero PT Perusahaan Listrik Negara	3.000%	6/30/30	4,500	3,956
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[8]	Perusahaan Perseroan Persero PT Perusahaan Listrik Negara	1.875%	11/5/31	13,940	12,187
	Piedmont Natural Gas Co. Inc.	3.500%	6/1/29	10,000	9,335
	Piedmont Natural Gas Co. Inc.	2.500%	3/15/31	5,000	4,254
	PPL Electric Utilities Corp.	5.000%	5/15/33	10,000	10,171
	Progress Energy Inc.	7.750%	3/1/31	3,339	3,832
	Public Service Co. of Colorado	1.900%	1/15/31	300	248
	Public Service Co. of Oklahoma	5.250%	1/15/33	10,290	10,374
	Public Service Electric and Gas Co.	3.200%	5/15/29	17,458	16,387
	Public Service Electric and Gas Co.	2.450%	1/15/30	10,900	9,628
	Public Service Electric and Gas Co.	1.900%	8/15/31	10,044	8,224
	Public Service Electric and Gas Co.	4.900%	12/15/32	15,000	15,157
	Public Service Enterprise Group Inc.	1.600%	8/15/30	53,551	43,724
	Public Service Enterprise Group Inc.	2.450%	11/15/31	5,000	4,160
[8]	RWE AG	2.750%	5/24/30	4,460	4,645
	Sempra	3.700%	4/1/29	20,000	18,891
[8]	Snam SpA	0.750%	6/17/30	500	458
	Southern California Edison Co.	4.200%	3/1/29	9,000	8,804
	Southern California Edison Co.	2.250%	6/1/30	10,000	8,578
	Southern California Edison Co.	2.500%	6/1/31	8,000	6,829
	Southern California Edison Co.	2.750%	2/1/32	7,000	6,007
	Southern California Edison Co.	5.200%	6/1/34	24,160	24,370
	Southern California Gas Co.	2.550%	2/1/30	5,790	5,098
	Southern Co.	3.700%	4/30/30	2,415	2,270
	Southern Co.	5.700%	10/15/32	11,788	12,299
	Southern Co.	5.200%	6/15/33	12,023	12,164
	Southern Co. Gas Capital Corp.	1.750%	1/15/31	10,833	8,789
	Southern Co. Gas Capital Corp.	5.750%	9/15/33	20,000	20,912
	Southwestern Electric Power Co.	5.300%	4/1/33	15,000	15,030
	Union Electric Co.	3.500%	3/15/29	8,552	8,126
	Union Electric Co.	2.950%	3/15/30	18,000	16,279
	Virginia Electric & Power Co.	5.300%	8/15/33	25,000	25,609
	Virginia Electric and Power Co.	2.300%	11/15/31	10,000	8,371
	Virginia Electric and Power Co.	2.400%	3/30/32	8,000	6,693
	Virginia Electric and Power Co.	5.000%	4/1/33	14,810	14,853
	Virginia Electric and Power Co.	5.000%	1/15/34	19,800	19,727
	Virginia Electric and Power Co.	4.600%	12/1/48	5,176	4,594
[7]	Vistra Operations Co. LLC	5.500%	9/1/26	2,379	2,357
[7]	Vistra Operations Co. LLC	5.625%	2/15/27	1,769	1,744
[7]	Vistra Operations Co. LLC	5.000%	7/31/27	995	964
[7]	Vistra Operations Co. LLC	7.750%	10/15/31	410	426
	WEC Energy Group Inc.	1.800%	10/15/30	17,178	14,079
	Xcel Energy Inc.	2.600%	12/1/29	5,000	4,467
	Xcel Energy Inc.	3.400%	6/1/30	10,000	9,224

Intermediate-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Xcel Energy Inc.	2.350%	11/15/31	21,000	17,298
	Xcel Energy Inc.	4.600%	6/1/32	12,000	11,625
	Xcel Energy Inc.	5.450%	8/15/33	10,000	10,244
					2,323,466
Total Corporate Bonds (Cost $29,004,374)					27,913,759
Floating Rate Loan Interests (0.1%)
[5]	American Airlines Inc. Term Loan, TSFR3M + 4.750%	10.329%	4/20/28	3,117	3,189
[5]	Bausch & Lomb Corp. Term Loan, TSFR1M + 3.250%	8.683%	5/10/27	485	474
[5]	Cloud Software Group Inc. Term Loan B, TSFR3M + 4.500%	9.948%	3/30/29	652	639
[5]	DirecTV Financing LLC Term Loan, TSFR3M + 5.000%	10.650%	8/2/27	143	143
[5]	First Student Bidco Inc. Term Loan B, TSFR3M + 4.000%	9.448%	7/21/28	2,819	2,802
[5]	McAfee LLC Term Loan B, TSFR1M + 3.750%	9.203%	3/1/29	1,059	1,046
[5]	Medline Borrower LP Term Loan B, TSFR1M + 3.000%	8.451%	10/23/28	1,667	1,665
[5]	SBA Senior Finance II LLC Term Loan B, TSFR1M + 2.000%	7.340%	1/25/31	115	114
[5]	Setanta Aircraft Leasing DAC Term Loan B, TSFR3M + 2.000%	7.610%	11/5/28	11,145	11,145
[5]	SkyMiles IP Ltd. Term Loan B, TSFR3M + 3.750%	9.068%	10/20/27	459	469
[5]	SS&C Technologies Inc. Term Loan B-6, TSFR1M + 2.250%	7.683%	3/22/29	475	475
[5]	SS&C Technologies Inc. Term Loan B-7, TSFR1M + 2.250%	7.683%	3/22/29	924	923
[5]	Wyndham Hotels & Resorts Inc. Term Loan B, TSFR1M + 2.250%	7.683%	5/24/30	1,427	1,426
Total Floating Rate Loan Interests (Cost $24,253)					24,510
Sovereign Bonds (2.5%)
	Banque Ouest Africaine de Developpement	5.000%	7/27/27	626	588
	Corp. Financiera de Desarrollo SA	4.750%	7/15/25	3,226	3,186
	Corp. Financiera de Desarrollo SA	2.400%	9/28/27	8,234	7,397
	Dominican Republic	5.500%	2/22/29	33,398	32,354
	Export-Import Bank of India	3.250%	1/15/30	15,050	13,682
	Government of Bermuda	4.750%	2/15/29	18,860	18,487
	Government of Bermuda	5.000%	7/15/32	17,180	16,700
[7]	Kingdom of Saudi Arabia	5.750%	1/16/54	65,000	63,847
[8]	Republic of Bulgaria	4.375%	5/13/31	20,001	22,654
	Republic of Guatemala	4.875%	2/13/28	4,490	4,339
[7]	Republic of Guatemala	7.050%	10/4/32	12,000	12,644
	Republic of Guatemala	6.600%	6/13/36	8,400	8,505
[8]	Republic of Hungary	1.125%	4/28/26	11,200	11,380
[8]	Republic of Hungary	5.000%	2/22/27	9,000	10,058
	Republic of Hungary	6.125%	5/22/28	17,555	18,079
[8]	Republic of Korea	0.000%	10/15/26	9,000	8,938
	Republic of Panama	3.875%	3/17/28	9,455	8,650
	Republic of Panama	8.125%	4/28/34	9,236	10,121
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[4]	Republic of Panama	4.500%	4/16/50	350	231
[4]	Republic of Panama	3.870%	7/23/60	13,375	7,510
	Republic of Peru	2.844%	6/20/30	30,996	27,428
	Republic of Peru	2.783%	1/23/31	59,746	51,775
	Republic of South Africa	4.850%	9/30/29	32,855	29,982
	Republic of South Africa	5.750%	9/30/49	6,600	4,899
[8]	Romania	6.625%	9/27/29	9,450	10,937
[8]	Romania	1.750%	7/13/30	28,160	24,797
[8]	Romania	2.750%	4/14/41	8,916	6,444
	Sharjah Sukuk Program Ltd.	3.854%	4/3/26	4,057	3,916
	Socialist Republic of Vietnam	4.800%	11/19/24	10,000	9,915
[8]	State of Israel	1.500%	1/16/29	80,000	76,128
[9]	United Kingdom Gilt	2.750%	9/7/24	8,959	11,222
	United Mexican States	4.500%	4/22/29	16,169	15,813
	United Mexican States	5.000%	5/7/29	50,000	49,923
	United Mexican States	2.659%	5/24/31	80,182	67,356
	United Mexican States	6.350%	2/9/35	60,687	63,270
	United Mexican States	6.000%	5/7/36	54,549	55,378
	Uzbekneftegaz JSC	4.750%	11/16/28	18,889	15,736
Total Sovereign Bonds (Cost $814,281)					804,269
Taxable Municipal Bonds (0.3%)
	Massachusetts School Building Authority Sales Tax Revenue	1.753%	8/15/30	25,540	21,920
[15]	New Jersey Economic Development Authority Appropriations Revenue	7.425%	2/15/29	10,675	11,542
	New York State Dormitory Authority Income Tax Revenue	5.289%	3/15/33	663	675
	New York State Urban Development Corp. Income Tax Revenue	3.900%	3/15/33	400	380
	New York Transportation Development Corp. Miscellaneous Revenue	4.248%	9/1/35	3,425	3,337
	San Diego County Regional Airport Authority Port, Airport & Marina Revenue	5.594%	7/1/43	5,880	5,771
	Sonoma County CA Miscellaneous Revenue	6.000%	12/1/29	3,595	3,748
	State Board of Administration Finance Corp. Miscellaneous Revenue	2.154%	7/1/30	19,000	16,232
	Texas Natural Gas Securitization Finance Corp.	5.102%	4/1/35	5,000	5,107
	University of California College & University Revenue	1.614%	5/15/30	5,025	4,283
	University of California Regents Medical Center Pooled Health, Hospital, Nursing Home Revenue	4.132%	5/15/32	8,000	7,687
Total Taxable Municipal Bonds (Cost $82,230)					80,682
				Shares
Temporary Cash Investments (0.9%)
Money Market Fund (0.9%)
[16]	Vanguard Market Liquidity Fund (Cost $301,254)	5.410%		3,012,993	301,269

Intermediate-Term Investment-Grade Fund
	Counterparty	Expiration Date	Exercise Rate	Notional Amount on Underlying Swap ($000)	Market Value• ($000)
Options Purchased (0.0%)
Over-the-Counter Swaptions (0.0%)
Put Swaptions
5-Year CDX-NA-IG-S41-V1, Credit Protection Purchased, Pays 1.000% Quarterly	GSI	3/20/24	0.700%	342,930	131
5-Year CDX-NA-IG-S41-V1, Credit Protection Purchased, Pays 1.000% Quarterly	GSI	3/20/24	0.700%	342,920	130
5-Year CDX-NA-IG-S41-V1, Credit Protection Purchased, Pays 1.000% Quarterly	GSI	4/17/24	0.600%	685,850	1,105
5-Year CDX-NA-IG-S41-V1, Credit Protection Purchased, Pays 1.000% Quarterly	GSI	4/17/24	0.600%	755,450	1,217
	Counterparty	Expiration Date	Exercise Rate	Notional Amount on Underlying Swap ($000)	Market Value• ($000)
5-Year CDX-NA-IG-S41-V1, Credit Protection Purchased, Pays 1.000% Quarterly	BANA	5/15/24	0.575%	698,590	1,653
Total Options Purchased (Cost $7,082)					4,236
Total Investments (99.2%) (Cost $33,140,188)					31,936,812
Other Assets and Liabilities—Net (0.8%)					251,055
Net Assets (100%)					32,187,867
Cost is in $000.
•	See Note A in Notes to Financial Statements.
1	Securities with a value of $46,481,000 have been segregated as initial margin for open centrally cleared swap contracts.
2	Securities with a value of $415,000 have been segregated as collateral for open forward currency contracts and over-the-counter swap contracts.
3	Securities with a value of $32,639,000 have been segregated as initial margin for open futures contracts.
4	The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
5	Variable-rate security; rate shown is effective rate at period end. Certain variable-rate securities are not based on a published reference rate and spread but are determined by the issuer or agent based on current market conditions.
6	Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of January 31, 2024.
7	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2024, the aggregate value was $1,528,091,000, representing 4.7% of net assets.
8	Face amount denominated in euro.
9	Face amount denominated in British pounds.
10	Guaranteed by the Republic of Azerbaijan.
11	Face amount denominated in Australian dollars.
12	Non-income-producing security—security in default.
13	Security value determined using significant unobservable inputs.
14	Guaranteed by the Republic of Chile.
15	Scheduled principal and interest payments are guaranteed by National Public Finance Guarantee Corp.
16	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3M—3-month.
BANA—Bank of America, N.A.
DAC—Designated Activity Company.
GSI—Goldman Sachs International.
REIT—Real Estate Investment Trust.
TSFR1M—CME Term Secured Overnight Financing Rate 1-Month.
TSFR3M—CME Term Secured Overnight Financing Rate 3-Month.

Intermediate-Term Investment-Grade Fund

Derivative Financial Instruments Outstanding as of Period End

Options Written

	Counterparty	Expiration Date	Exercise Rate	Notional Amount on Underlying Swap ($000)	Market Value ($000)
Over-the-Counter Swaptions
Put Swaptions
5-Year CDX-NA-IG-S41-V1, Credit Protection Sold, Receives 1.000% Quarterly	GSI	4/17/24	0.850%	1,050,040	(380)
Total Options Written (Premiums Received $1,003)					(380)
GSI—Goldman Sachs International.

Futures Contracts
	Expiration	Number of Long (Short) Contracts	($000)
			Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
5-Year U.S. Treasury Note	March 2024	8,609	933,135	2,737
10-Year U.S. Treasury Note	March 2024	6,563	737,209	3,365
Euro-Schatz	March 2024	141	16,181	20
				6,122

Short Futures Contracts
2-Year U.S. Treasury Note	March 2024	(1,200)	(246,788)	(323)
10-Year Japanese Government Bond	March 2024	(189)	(187,806)	269
AUD 3-Year Treasury Bond	March 2024	(1,177)	(82,579)	(809)
AUD 10-Year Treasury Bond	March 2024	(753)	(57,368)	(1,217)
Euro-Bobl	March 2024	(1,215)	(155,636)	(1,035)
Euro-Bund	March 2024	(1,273)	(186,893)	(2,901)
Euro-Buxl	March 2024	(158)	(23,488)	(970)
Long Gilt	March 2024	(124)	(15,710)	(518)
Long U.S. Treasury Bond	March 2024	(690)	(84,417)	(1,958)
Ultra 10-Year U.S. Treasury Note	March 2024	(677)	(79,124)	(625)
Ultra Long U.S. Treasury Bond	March 2024	(798)	(103,117)	(3,409)
				(13,496)
				(7,374)

Forward Currency Contracts
Counterparty	Contract Settlement Date	Contract Amount (000)				Unrealized Appreciation ($000)	Unrealized Depreciation ($000)
		Receive		Deliver
State Street Bank & Trust Co.	3/20/24	EUR	4,028	USD	4,376	—	(13)
UBS AG	3/20/24	USD	194,237	AUD	294,372	799	—
Deutsche Bank AG	3/20/24	USD	468,707	EUR	430,523	2,449	—
UBS AG	3/20/24	USD	33,580	GBP	26,400	110	—
Toronto-Dominion Bank	3/21/24	USD	4,680	JPY	686,857	—	(25)
						3,358	(38)
AUD—Australian dollar.
EUR—euro.
GBP—British pound.
JPY—Japanese yen.
USD—U.S. dollar.

Intermediate-Term Investment-Grade Fund
Centrally Cleared Credit Default Swaps
Reference Entity	Termination Date	Notional Amount (000)		Periodic Premium Received (Paid)[1] (%)	Value ($000)	Unrealized Appreciation (Depreciation) ($000)
Credit Protection Sold
CDX-NA-HY-S41-V2	12/21/28	USD	376,200	5.000	23,905	1,739
CDX-NA-IG-S41-V1	12/21/28	USD	601,500	1.000	12,454	1,131
					36,359	2,870
1 Periodic premium received/paid quarterly.
USD—U.S. dollar.

Over-the-Counter Credit Default Swaps
Reference Entity	Termination Date	Counterparty	Notional Amount ($000)	Periodic Premium Received (Paid)[1] (%)	Value ($000)	Remaining Up-Front Premium Paid (Received) ($000)	Unrealized Appreciation ($000)	Unrealized Depreciation ($000)
Credit Protection Sold/Moody's Rating
Ally Financial Inc./Baa3	12/23/25	GSI	1,630	1.000	1	4	—	(3)
American Express Co./A2	12/23/25	GSI	1,630	1.000	26	20	6	—
American International Group Inc./Baa2	12/23/25	GSI	1,630	1.000	22	9	13	—
Berkshire Hathaway Inc./Aa2	12/21/24	BARC	19,400	1.000	183	102	81	—
Berkshire Hathaway Inc./Aa2	12/21/24	JPMC	9,400	1.000	89	48	41	—
Boeing Co./Baa2	12/23/25	GSI	1,630	1.000	15	(4)	19	—
Chubb INA Holdings Inc./A3	12/23/25	GSI	1,630	1.000	28	23	5	—
Comcast Corp./A3	12/23/25	GSI	1,630	1.000	25	18	7	—
CVS Health Corp./Baa2	12/23/25	GSI	1,630	1.000	25	14	11	—
Dominion Energy Inc./Baa2	12/23/25	GSI	1,630	1.000	23	18	5	—
Dow Chemical Co./Baa1	12/23/25	GSI	1,630	1.000	25	12	13	—
Enbridge Inc./Baa1	12/23/25	GSI	1,630	1.000	17	10	7	—
General Electric Co./Baa1	12/23/25	GSI	1,630	1.000	26	4	22	—
General Motors Co./Baa3	12/23/25	GSI	1,630	1.000	16	(1)	17	—
International Business Machines Corp./A3	12/23/25	GSI	1,630	1.000	27	19	8	—
Kroger Co./Baa1	12/23/25	GSI	1,630	1.000	25	14	11	—
Lincoln National Corp./Baa2	12/23/25	GSI	1,630	1.000	—	8	—	(8)
Lowe's Cos. Inc./Baa1	12/23/25	GSI	1,630	1.000	27	19	8	—
Marathon Petroleum Corp./Baa2	12/23/25	GSI	1,630	1.000	24	6	18	—
Marsh & McLennan Cos. Inc./A3	12/23/25	GSI	1,630	1.000	28	22	6	—
Metlife Inc./A3	6/21/24	BARC	24,300	1.000	98	2	96	—
Metlife Inc./A3	12/23/25	GSI	1,630	1.000	18	14	4	—
Mondelez International Inc./Baa1	12/23/25	GSI	1,630	1.000	26	17	9	—

Intermediate-Term Investment-Grade Fund
Over-the-Counter Credit Default Swaps (continued)
Reference Entity	Termination Date	Counterparty	Notional Amount ($000)	Periodic Premium Received (Paid)[1] (%)	Value ($000)	Remaining Up-Front Premium Paid (Received) ($000)	Unrealized Appreciation ($000)	Unrealized Depreciation ($000)
Prudential Financial Inc./A3	12/23/25	GSI	1,630	1.000	18	14	4	—
Simon Property Group LP/A3	12/23/25	GSI	1,630	1.000	21	9	12	—
UnitedHealth Group Inc./A3	12/23/25	GSI	1,630	1.000	26	20	6	—
Verizon Communications Inc./Baa1	12/23/25	GSI	1,630	1.000	18	14	4	—
					877	455	433	(11)

Credit Protection Purchased
Bouygues SA	6/21/28	JPMC	23,300[2]	(1.000)	(778)	(426)	—	(352)
Republic of Panama	12/21/28	BANA	7,800	(1.000)	312	201	111	—
Standard Chartered plc	12/21/28	MSCS	3,200[2]	(1.000)	(41)	(21)	—	(20)
Unibail-Rodamco-Westfield SE	6/21/28	JPMC	3,300[2]	(1.000)	32	155	—	(123)
					(475)	(91)	111	(495)
					402	364	544	(506)
1	Periodic premium received/paid quarterly.
2	Notional amount denominated in euro.
BANA—Bank of America, N.A.
BARC—Barclays Bank plc.
GSI—Goldman Sachs International.
JPMC—JPMorgan Chase Bank, N.A.
MSCS—Morgan Stanley Capital Services LLC.
The notional amount represents the maximum potential amount the fund could be required to pay as a seller of credit protection if the reference entity was subject to a credit event.
At January 31, 2024, the counterparties had deposited in segregated accounts securities with a value of $5,942,000 in connection with open forward currency contracts and open over-the-counter swap contracts.
Centrally Cleared Interest Rate Swaps
Termination Date	Future Effective Date	Notional Amount ($000)	Interest Rate Received (%)	Interest Rate (Paid) (%)	Value ($000)	Unrealized Appreciation (Depreciation) ($000)
5/31/29	N/A	1,845,702[1]	8.690[2]	(11.503)[3]	(65)	(65)
1	Notional amount denominated in Mexican Peso.
2	Interest payment received/paid every 28 days.
3	Based on 28-day Mexican Interbank Rate (TIIE) as of the most recent reset date. Interest payment received/paid every 28 days.
See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Investment-Grade Fund
Statement of Assets and Liabilities
As of January 31, 2024
($000s, except shares, footnotes, and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $32,838,934)	31,635,543
Affiliated Issuers (Cost $301,254)	301,269
Total Investments in Securities	31,936,812
Investment in Vanguard	1,016
Cash	105
Foreign Currency, at Value (Cost $10,659)	10,662
Receivables for Investment Securities Sold	128,036
Receivables for Accrued Income	335,451
Receivables for Capital Shares Issued	27,317
Swap Premiums Paid	816
Variation Margin Receivable—Futures Contracts	779
Unrealized Appreciation—Forward Currency Contracts	3,358
Unrealized Appreciation—Over-the-Counter Swap Contracts	544
Other Assets	100
Total Assets	32,444,996
Liabilities
Payables for Investment Securities Purchased	172,378
Payables for Capital Shares Redeemed	65,793
Payables for Distributions	15,523
Payables to Vanguard	1,463
Options Written, at Value (Premiums Received $1,003)	380
Swap Premiums Received	452
Unrealized Depreciation—Forward Currency Contracts	38
Variation Margin Payable—Centrally Cleared Swap Contracts	596
Unrealized Depreciation—Over-the-Counter Swap Contracts	506
Total Liabilities	257,129
Net Assets	32,187,867
At January 31, 2024, net assets consisted of:

Paid-in Capital	36,689,264
Total Distributable Earnings (Loss)	(4,501,397)
Net Assets	32,187,867

Investor Shares—Net Assets
Applicable to 186,428,247 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	1,613,136
Net Asset Value Per Share—Investor Shares	$8.65

Admiral Shares—Net Assets
Applicable to 3,533,484,339 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	30,574,731
Net Asset Value Per Share—Admiral Shares	$8.65
See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Investment-Grade Fund
Statement of Operations

Year Ended January 31, 2024
($000)
Investment Income
Income
Interest[1]	1,282,182
Total Income	1,282,182
Expenses
The Vanguard Group—Note B
Investment Advisory Services	3,503
Management and Administrative— Investor Shares	2,652
Management and Administrative— Admiral Shares	24,010
Marketing and Distribution— Investor Shares	81
Marketing and Distribution— Admiral Shares	1,537
Custodian Fees	200
Auditing Fees	49
Shareholders’ Reports—Investor Shares	47
Shareholders’ Reports—Admiral Shares	342
Trustees’ Fees and Expenses	21
Other Expenses	21
Total Expenses	32,463
Expenses Paid Indirectly	(90)
Net Expenses	32,373
Net Investment Income	1,249,809
Realized Net Gain (Loss)
Investment Securities Sold[1]	(1,431,702)
Futures Contracts	3,377
Options Purchased	(3,466)
Swap Contracts	27,879
Forward Currency Contracts	21,659
Foreign Currencies	(1,664)
Realized Net Gain (Loss)	(1,383,917)
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	1,551,243
Futures Contracts	(11,907)
Options Purchased	205
Options Written	623
Swap Contracts	(7,486)
Forward Currency Contracts	663
Foreign Currencies	(459)
Change in Unrealized Appreciation (Depreciation)	1,532,882
Net Increase (Decrease) in Net Assets Resulting from Operations	1,398,774
1	Interest income, realized net gain (loss), capital gain distributions received, and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $8,390,000, ($14,000), $1,000, and $16,000, respectively. Purchases and sales are for temporary cash investment purposes.
Statement of Changes in Net Assets

	Year Ended January 31,
	2024 ($000)	2023 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,249,809	938,958
Realized Net Gain (Loss)	(1,383,917)	(1,878,583)
Change in Unrealized Appreciation (Depreciation)	1,532,882	(1,917,336)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,398,774	(2,856,961)
Distributions
Investor Shares	(59,278)	(48,031)
Admiral Shares	(1,208,846)	(928,367)
Total Distributions	(1,268,124)	(976,398)
Capital Share Transactions
Investor Shares	81,789	(173,065)
Admiral Shares	884,863	(810,969)
Net Increase (Decrease) from Capital Share Transactions	966,652	(984,034)
Total Increase (Decrease)	1,097,302	(4,817,393)
Net Assets
Beginning of Period	31,090,565	35,907,958
End of Period	32,187,867	31,090,565

See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Investment-Grade Fund
Financial Highlights
Investor Shares
For a Share Outstanding Throughout Each Period	Year Ended January 31,
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Period	$8.62	$9.67	$10.39	$10.23	$9.52
Investment Operations
Net Investment Income[1]	.332	.253	.218	.252	.300
Net Realized and Unrealized Gain (Loss) on Investments	.034	(1.039)	(.550)	.500	.711
Total from Investment Operations	.366	(.786)	(.332)	.752	1.011
Distributions
Dividends from Net Investment Income	(.336)	(.264)	(.224)	(.257)	(.301)
Distributions from Realized Capital Gains	—	—	(.164)	(.335)	—
Total Distributions	(.336)	(.264)	(.388)	(.592)	(.301)
Net Asset Value, End of Period	$8.65	$8.62	$9.67	$10.39	$10.23
Total Return[2]	4.44%	-8.09%	-3.27%	7.49%	10.76%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,613	$1,521	$1,895	$2,305	$2,459
Ratio of Total Expenses to Average Net Assets	0.20%[3]	0.20%[3]	0.20%	0.20%	0.20%
Ratio of Net Investment Income to Average Net Assets	3.95%	2.91%	2.16%	2.41%	3.03%
Portfolio Turnover Rate[4]	73%	93%	82%	113%[5]	114%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.20%.
4	Includes 2%, 11%, 1%, 12%, and 1%, respectively, attributable to mortgage-dollar-roll activity.
5	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

Admiral Shares
For a Share Outstanding Throughout Each Period	Year Ended January 31,
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Period	$8.62	$9.67	$10.39	$10.23	$9.52
Investment Operations
Net Investment Income[1]	.340	.262	.228	.261	.309
Net Realized and Unrealized Gain (Loss) on Investments	.035	(1.040)	(.550)	.501	.712
Total from Investment Operations	.375	(.778)	(.322)	.762	1.021
Distributions
Dividends from Net Investment Income	(.345)	(.272)	(.234)	(.267)	(.311)
Distributions from Realized Capital Gains	—	—	(.164)	(.335)	—
Total Distributions	(.345)	(.272)	(.398)	(.602)	(.311)
Net Asset Value, End of Period	$8.65	$8.62	$9.67	$10.39	$10.23
Total Return[2]	4.54%	-8.00%	-3.17%	7.59%	10.87%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$30,575	$29,569	$34,013	$35,093	$31,146
Ratio of Total Expenses to Average Net Assets	0.10%[3]	0.10%[3]	0.10%	0.10%	0.10%
Ratio of Net Investment Income to Average Net Assets	4.05%	3.02%	2.25%	2.50%	3.13%
Portfolio Turnover Rate[4]	73%	93%	82%	113%[5]	114%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.10%.
4	Includes 2%, 11%, 1%, 12%, and 1%, respectively, attributable to mortgage-dollar-roll activity.
5	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.
See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Investment-Grade Fund
Notes to Financial Statements
Vanguard Intermediate-Term Investment-Grade Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and other temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral, as furnished by independent pricing services.
Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees.
2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
3. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the fund is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The fund mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The fund may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. Under an MSFTA, upon a counterparty default (including bankruptcy), the fund may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its MSFTA, and sell or retain any collateral held up to the net amount owed to the fund under the MSFTA.
4. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The fund also enters into mortgage-dollar-roll transactions in which the fund buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The fund continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Assets and Liabilities.

Intermediate-Term Investment-Grade Fund
5. Floating Rate Loan Interests: Floating rate loan interests represent interests in amounts owed by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate the fund to supply additional cash to the borrower on demand. Floating rate loan interests may be made directly with a borrower or acquired through assignment or participation. The fund’s right to enforce a borrower’s compliance with the terms of the loan agreement, or benefit directly from the collateral supporting the loan, varies when the loan is a direct borrowing, an assignment, or a participation. Floating rate loan interests involve various risks including risk of loss in case of default, insolvency, or the bankruptcy of the borrower and are generally subject to restrictions on transfer with limited opportunities to sell them in secondary markets. The fund may also invest in loan commitments, which are contractual obligations for a future funding. The fund may earn a commitment fee on any unfunded portion of these commitments which is amortized to interest income over the commitment period. Both the funded portion of a floating rate loan interest as well as its unfunded commitment, if any, is reflected on the Schedule of Investments.
6. Swaptions: The fund invests in options on swaps, which are transacted over-the-counter (OTC) and not on an exchange. The fund enters into swaptions to adjust the fund’s sensitivity to interest rates or to adjust its exposure to the underlying investments. The fund may purchase a swaption from a counterparty whereby the fund has the right to enter into a swap in which the fund will pay either a fixed percentage rate or a floating rate, which is reset periodically based on short-term interest rates, and receive a different floating rate, each applied to a notional amount. The fund may also sell a swaption to a counterparty whereby the fund grants the counterparty the right to enter into a swap in which the fund will pay a floating rate and receive a fixed rate, each applied to a notional amount. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options generally are established through negotiation with the other party to the option contract. Although this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options. Credit risk involves the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund mitigates its counterparty risk by entering into swaptions with a diverse group of prequalified counterparties and monitoring their financial strength.
The primary risk associated with purchasing swaptions is that interest rates or the value of the underlying investments move in such a way that the exercise price of the swaption exceeds the value of the underlying investment, the position is worthless at expiration, and the fund loses the premium paid. The primary risk associated with selling swaptions is that interest rates or the value of the underlying investments move in such a way that the exercise price of the swaption exceeds the value of the underlying investment, the counterparty exercises the swaption, and the resulting interest rate swap results in a negative cash flow to the fund in an amount greater than the premium received. A risk associated with all types of swaptions is the possibility that a counterparty may default on its obligations under the swaption contract.
Swaptions are valued based on market quotations received from independent pricing services or recognized dealers. The premium paid for a purchased swaption is recorded in the Statement of Assets and Liabilities as an asset and is subsequently adjusted daily based on the current market value of the swaption. The premium received for a written swaption is recorded in the Statement of Assets and Liabilities as an asset with an equal liability and is subsequently adjusted daily based on the current market value of the swaption. The notional amounts of option contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of swaptions are recorded in the Statement of Operations as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains (losses) are recognized.
During the year ended January 31, 2024, the fund’s average value of investments in swaptions purchased and swaptions written represented less than 1% of net assets, respectively, based on the average market values at each quarter-end during the period.
7. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse

Intermediate-Term Investment-Grade Fund
imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended January 31, 2024, the fund’s average investments in long and short futures contracts represented 5% and 4% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
8. Forward Currency Contracts: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates.
Risks associated with these types of forward currency contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on forward currency contracts.
During the year ended January 31, 2024, the fund’s average investment in forward currency contracts represented 3% of net assets, based on the average of the notional amounts at each quarter-end during the period.
9. Swap Contracts: The fund invests in credit default swaps to adjust the overall credit risk of the fund or to actively overweight or underweight credit risk to a specific issuer or group of issuers. The fund may sell credit protection through credit default swaps to simulate investments in long positions that are either unavailable or considered to be less attractively priced in the bond market. The fund may purchase credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional amount. If, for example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the notional amount and take delivery of a debt instrument of the reference issuer with a par amount equal to such notional amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.
The fund enters into interest rate swap transactions to adjust the fund’s sensitivity to changes in interest rates and maintain the ability to generate income at prevailing market rates. Under the terms of the swaps, one party pays the other either an amount that is a fixed percentage rate or a floating

Intermediate-Term Investment-Grade Fund
rate, which is reset periodically based on short-term interest rates, applied to a notional amount. In return, the counterparty agrees to pay a different floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.
The fund enters into centrally cleared credit default and interest rate swaps to achieve the same objectives specified with respect to the equivalent over-the-counter swaps but with less counterparty risk because a regulated clearinghouse is the counterparty instead of the clearing broker or executing broker. The clearinghouse imposes initial margin requirements to secure the fund’s performance, and requires daily settlement of variation margin representing changes in the market value of each contract. To further mitigate counterparty risk, the fund trades with a diverse group of prequalified executing brokers; monitors the financial strength of its clearing brokers, executing brokers, and clearinghouse; and has entered into agreements with its clearing brokers and executing brokers.
The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the fund (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the fund) will be significantly less than the amount paid by the fund and, in a physically settled swap, the fund may receive an illiquid debt instrument. A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
The notional amounts of swap contracts are not recorded in the Statement of Assets and Liabilities. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the fund under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.
During the year ended January 31, 2024, the fund’s average amounts of investments in credit protection sold and credit protection purchased represented 3% and less than 1% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period. The average amount of investments in interest rate swaps represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period.
10. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
11. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.

Intermediate-Term Investment-Grade Fund
12. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended January 31, 2024, the fund did not utilize the credit facilities or the Interfund Lending Program.
13. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At January 31, 2024, the fund had contributed to Vanguard capital in the amount of $1,016,000, representing less than 0.01% of the fund’s net assets and 0.41% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.	The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended January 31, 2024, custodian fee offset arrangements reduced the fund’s expenses by $90,000 (an annual rate of less than 0.01% of average net assets).

Intermediate-Term Investment-Grade Fund
D.Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund’s investments and derivatives as of January 31, 2024, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
U.S. Government and Agency Obligations	—	2,643,558	—	2,643,558
Asset-Backed/Commercial Mortgage-Backed Securities	—	164,529	—	164,529
Corporate Bonds	—	27,913,756	3	27,913,759
Floating Rate Loan Interests	—	24,510	—	24,510
Sovereign Bonds	—	804,269	—	804,269
Taxable Municipal Bonds	—	80,682	—	80,682
Temporary Cash Investments	301,269	—	—	301,269
Options Purchased	—	4,236	—	4,236
Total	301,269	31,635,540	3	31,936,812
Derivative Financial Instruments
Assets
Futures Contracts[1]	6,391	—	—	6,391
Forward Currency Contracts	—	3,358	—	3,358
Swap Contracts	2,870[1]	544	—	3,414
Total	9,261	3,902	—	13,163
Liabilities
Options Written	—	380	—	380
Futures Contracts[1]	13,765	—	—	13,765
Forward Currency Contracts	—	38	—	38
Swap Contracts	65[1]	506	—	571
Total	13,830	924	—	14,754
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
E.	At January 31, 2024, the fair values of derivatives were reflected in the Statement of Assets and Liabilities as follows:

Statement of Assets and Liabilities	Interest Rate Contracts ($000)	Foreign Exchange Contracts ($000)	Credit Contracts ($000)	Total ($000)
Investments in Secuties, at Value—Unaffiliated Issuers (Options Purchased)	—	—	4,236	4,236
Swap Premiums Paid	—	—	816	816
Unrealized Appreciation—Futures Contracts[1]	6,391	—	—	6,391
Unrealized Appreciation—Centrally Cleared Swap Contracts[1]	—	—	2,870	2,870
Unrealized Appreciation—Forward Currency Contracts	—	3,358	—	3,358
Unrealized Appreciation— Over-the-Counter Swap Contracts	—	—	544	544

Intermediate-Term Investment-Grade Fund
	Interest Rate Contracts ($000)	Foreign Exchange Contracts ($000)	Credit Contracts ($000)	Total ($000)
Total Assets	6,391	3,358	8,466	18,215

Options Written, at Value	—	—	380	380
Swap Premiums Received	—	—	452	452
Unrealized Depreciation—Futures Contracts[1]	13,765	—	—	13,765
Unrealized Depreciation—Centrally Cleared Swap Contracts	65	—	—	65
Unrealized Depreciation—Forward Currency Contracts	—	38	—	38
Unrealized Depreciation— Over-the-Counter Swap Contracts	—	—	506	506
Total Liabilities	13,830	38	1,338	15,206
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended January 31, 2024, were:
Realized Net Gain (Loss) on Derivatives	Interest Rate Contracts ($000)	Foreign Exchange Contracts ($000)	Credit Contracts ($000)	Total ($000)
Futures Contracts	3,377	—	—	3,377
Options Purchased	(2,880)	—	(586)	(3,466)
Swap Contracts	(586)	—	28,465	27,879
Forward Currency Contracts	—	21,659	—	21,659
Realized Net Gain (Loss) on Derivatives	(89)	21,659	27,879	49,449
Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	(11,907)	—	—	(11,907)
Options Purchased	2,880	—	(2,675)	205
Options Written	—	—	623	623
Swap Contracts	(65)	—	(7,421)	(7,486)
Forward Currency Contracts	—	663	—	663
Change in Unrealized Appreciation (Depreciation) on Derivatives	(9,092)	663	(9,473)	(17,902)
F.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for applicable foreign currency transactions and swap agreements were reclassified between the individual components of total distributable earnings (loss).
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to capital loss carryforwards; the deferral of losses from wash sales; the recognition of unrealized gains or losses from certain derivative contracts; the recognition of gain or loss from foreign currency hedges; the timing of payables for distributions; and the treatment of

Intermediate-Term Investment-Grade Fund
amortization adjustments from certain fixed income securities. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	24,007
Undistributed Long-Term Gains	—
Net Unrealized Gains (Losses)	(1,203,705)
Capital Loss Carryforwards	(3,306,176)
Qualified Late-Year Losses	—
Other Temporary Differences	(15,523)
Total	(4,501,397)
The tax character of distributions paid was as follows:
	Year Ended January 31,
	2024 Amount ($000)	2023 Amount ($000)
Ordinary Income*	1,268,124	976,398
Long-Term Capital Gains	—	—
Total	1,268,124	976,398
*	Includes short-term capital gains, if any.
As of January 31, 2024, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	33,140,512
Gross Unrealized Appreciation	528,177
Gross Unrealized Depreciation	(1,731,882)
Net Unrealized Appreciation (Depreciation)	(1,203,705)
G.	During the year ended January 31, 2024, the fund purchased $15,619,513,000 of investment securities and sold $15,116,062,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $7,004,767,000 and $7,292,165,000, respectively.
The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended January 31, 2024, such purchases were $692,000 and sales were $0; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.
H.	Capital share transactions for each class of shares were:

	Year Ended January 31,
	2024		2023
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
Investor Shares
Issued	411,869	49,345	242,343	28,167
Issued in Lieu of Cash Distributions	52,316	6,220	42,584	4,941
Redeemed	(382,396)	(45,575)	(457,992)	(52,676)
Net Increase (Decrease)—Investor Shares	81,789	9,990	(173,065)	(19,568)
Admiral Shares
Issued	6,606,660	785,912	6,368,494	736,413
Issued in Lieu of Cash Distributions	1,039,114	123,599	795,930	92,412
Redeemed	(6,760,911)	(804,953)	(7,975,393)	(917,389)
Net Increase (Decrease)—Admiral Shares	884,863	104,558	(810,969)	(88,564)

Intermediate-Term Investment-Grade Fund
I.	Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia’s invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund’s investments and fund performance.
To the extent the fund’s investment portfolio reflects concentration in a particular market, industry, sector, country or asset class, the fund may be adversely affected by the performance of these concentrations and may be subject to increased price volatility and other risks.
Credit risk is the risk that a counterparty to a transaction or an issuer of a financial instrument will fail to pay interest and principal when due, or that perceptions of the issuer’s ability to make such payments will cause the price of an investment to decline. Investment in debt securities will generally increase credit risk.
The use of derivatives may expose the fund to various risks. Derivatives can be highly volatile, and any initial investment is generally small relative to the notional amount so that transactions may be leveraged in terms of market exposure. A relatively small market movement may have a potentially larger impact on derivatives than on standard securities. Leveraged derivatives positions can, therefore, increase volatility. Additional information regarding the fund’s use of derivative(s) and the specific risks associated is described under significant accounting policies.
J.	Management has determined that no events or transactions occurred subsequent to January 31, 2024, that would require recognition or disclosure in these financial statements.

Long-Term Investment-Grade Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: January 31, 2014, Through January 31, 2024
Initial Investment of $10,000
		Average Annual Total Returns Periods Ended January 31, 2024
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Long-Term Investment-Grade Fund Investor Shares	1.21%	1.26%	3.23%	$13,749
Bloomberg U.S. Long Credit A or Better Bond Index	1.35	1.09	3.08	13,549
Bloomberg U.S. Aggregate Bond Index	2.10	0.83	1.63	11,758

	One Year	Five Years	Ten Years	Final Value of a $50,000 Investment
Long-Term Investment-Grade Fund Admiral Shares	1.31%	1.36%	3.34%	$69,430
Bloomberg U.S. Long Credit A or Better Bond Index	1.35	1.09	3.08	67,746
Bloomberg U.S. Aggregate Bond Index	2.10	0.83	1.63	58,788
See Financial Highlights for dividend and capital gains information.

Long-Term Investment-Grade Fund
Fund Allocation
As of January 31, 2024
Asset-Backed/Commercial Mortgage-Backed Securities	0.2%
Corporate Bonds - Communications	5.5
Corporate Bonds - Consumer Discretionary	5.2
Corporate Bonds - Consumer Staples	5.2
Corporate Bonds - Energy	6.3
Corporate Bonds - Financials	17.4
Corporate Bonds - Health Care	11.4
Corporate Bonds - Industrials	4.1
Corporate Bonds - Materials	1.1
Corporate Bonds - Real Estate	0.6
Corporate Bonds - Technology	10.0
Corporate Bonds - Utilities	15.7
Floating Rate Loan Interests	0.0
Sovereign Bonds	1.5
Taxable Municipal Bonds	9.1
U.S. Government and Agency Obligations	6.7
The table reflects the fund’s investments, except for short-term investments and derivatives. The agency and mortgage-backed securities may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Long-Term Investment-Grade Fund
Financial Statements
Schedule of Investments
As of January 31, 2024
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
U.S. Government and Agency Obligations (6.5%)
U.S. Government Securities (5.9%)
	United States Treasury Note/Bond	3.750%	4/15/26	1,995	1,978
	United States Treasury Note/Bond	1.250%	4/30/28	3,732	3,346
	United States Treasury Note/Bond	1.250%	6/30/28	2,757	2,463
	United States Treasury Note/Bond	4.125%	8/31/30	8,396	8,492
	United States Treasury Note/Bond	3.875%	8/15/33	21,328	21,208
	United States Treasury Note/Bond	4.375%	2/15/38	8,118	8,420
[1]	United States Treasury Note/Bond	4.500%	5/15/38	56,616	59,358
	United States Treasury Note/Bond	4.250%	5/15/39	45,791	46,507
	United States Treasury Note/Bond	4.500%	8/15/39	12,987	13,549
	United States Treasury Note/Bond	4.375%	11/15/39	35,499	36,442
[2]	United States Treasury Note/Bond	1.125%	8/15/40	8,590	5,392
	United States Treasury Note/Bond	1.375%	11/15/40	27,000	17,622
	United States Treasury Note/Bond	4.750%	2/15/41	55,896	59,529
	United States Treasury Note/Bond	4.375%	5/15/41	35,827	36,398
	United States Treasury Note/Bond	2.000%	11/15/41	16,505	11,770
	United States Treasury Note/Bond	2.375%	2/15/42	48,475	36,644
	United States Treasury Note/Bond	3.000%	5/15/42	9,822	8,192
[1,2]	United States Treasury Note/Bond	3.250%	5/15/42	68,209	58,979
[1]	United States Treasury Note/Bond	3.375%	8/15/42	46,951	41,273
	United States Treasury Note/Bond	2.750%	11/15/42	19,134	15,253
	United States Treasury Note/Bond	3.875%	2/15/43	20,251	19,061
	United States Treasury Note/Bond	3.875%	5/15/43	80,994	76,109
[2]	United States Treasury Note/Bond	4.375%	8/15/43	55,031	55,401
	United States Treasury Note/Bond	3.125%	8/15/44	5,000	4,169
	United States Treasury Note/Bond	3.000%	5/15/45	40,415	32,799
	United States Treasury Note/Bond	2.500%	2/15/46	28,700	21,121
	United States Treasury Note/Bond	2.250%	8/15/46	20,000	13,931
	United States Treasury Note/Bond	3.000%	5/15/47	5,604	4,484
	United States Treasury Note/Bond	2.750%	8/15/47	22,000	16,775
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	United States Treasury Note/Bond	3.000%	8/15/48	10,000	7,950
	United States Treasury Note/Bond	3.375%	11/15/48	15,000	12,764
	United States Treasury Note/Bond	3.000%	2/15/49	25,000	19,855
	United States Treasury Note/Bond	2.875%	5/15/49	33,000	25,580
	United States Treasury Note/Bond	1.625%	11/15/50	8,500	4,890
	United States Treasury Note/Bond	2.375%	5/15/51	28,500	19,710
[2]	United States Treasury Note/Bond	2.000%	8/15/51	16,483	10,405
[1]	United States Treasury Note/Bond	2.250%	2/15/52	5,333	3,575
	United States Treasury Note/Bond	2.875%	5/15/52	3,918	3,024
	United States Treasury Note/Bond	3.000%	8/15/52	11,935	9,459
	United States Treasury Note/Bond	4.000%	11/15/52	5,597	5,373
	United States Treasury Note/Bond	3.625%	2/15/53	29,291	26,270
	United States Treasury Note/Bond	3.625%	5/15/53	34,989	31,419
	United States Treasury Note/Bond	4.125%	8/15/53	31,279	30,737
[2]	United States Treasury Strip Principal	0.000%	2/15/48	15,000	5,272
					952,948
Agency Bonds and Notes (0.3%)
	Tennessee Valley Authority	5.250%	9/15/39	33,800	35,585
	Tennessee Valley Authority	4.250%	9/15/65	10,000	8,900
					44,485
Conventional Mortgage-Backed Securities (0.3%)
[3,4]	UMBS Pool	2.320%	4/1/36	37,423	29,502
[3,4]	UMBS Pool	2.120%	10/1/36	23,000	17,522
					47,024
Total U.S. Government and Agency Obligations (Cost $1,063,398)					1,044,457
Asset-Backed/Commercial Mortgage-Backed Securities (0.2%)
[3,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K-1521	2.184%	8/25/36	21,675	16,451
[3,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K-1522	2.361%	10/25/36	29,170	22,128
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $52,170)					38,579
Corporate Bonds (80.6%)
Communications (5.4%)
	America Movil SAB de CV	4.375%	4/22/49	34,805	30,546
	AT&T Inc.	5.400%	2/15/34	1,051	1,078
[5]	AT&T Inc.	3.150%	9/4/36	800	810
	AT&T Inc.	3.500%	6/1/41	15,700	12,446

Long-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	AT&T Inc.	4.650%	6/1/44	1,520	1,348
	AT&T Inc.	3.650%	6/1/51	13,690	10,184
	AT&T Inc.	3.500%	9/15/53	11,890	8,467
	AT&T Inc.	3.800%	12/1/57	3,697	2,722
[6]	Cable One Inc.	4.000%	11/15/30	32	26
[6]	CCO Holdings LLC / CCO Holdings Capital Corp.	6.375%	9/1/29	240	234
[6]	CCO Holdings LLC / CCO Holdings Capital Corp.	4.750%	3/1/30	220	195
[7]	CK Hutchison Group Telecom Finance SA	2.625%	10/17/34	500	452
	Comcast Corp.	5.650%	6/15/35	6,492	6,906
	Comcast Corp.	6.500%	11/15/35	4,320	4,901
	Comcast Corp.	3.900%	3/1/38	29,335	26,050
	Comcast Corp.	4.600%	10/15/38	7,024	6,775
	Comcast Corp.	3.250%	11/1/39	5,540	4,450
	Comcast Corp.	3.750%	4/1/40	12,100	10,326
	Comcast Corp.	4.500%	1/15/43	1,184	1,045
	Comcast Corp.	4.750%	3/1/44	5,045	4,733
	Comcast Corp.	3.400%	7/15/46	14,755	11,321
	Comcast Corp.	4.000%	8/15/47	18,875	15,763
	Comcast Corp.	3.969%	11/1/47	80,688	66,768
	Comcast Corp.	4.700%	10/15/48	6,335	5,956
	Comcast Corp.	3.999%	11/1/49	30,176	24,777
	Comcast Corp.	3.450%	2/1/50	8,500	6,391
	Comcast Corp.	2.887%	11/1/51	48,403	32,017
	Comcast Corp.	2.450%	8/15/52	2,000	1,203
	Comcast Corp.	4.049%	11/1/52	3,837	3,164
	Comcast Corp.	5.350%	5/15/53	32,620	33,176
	Comcast Corp.	2.937%	11/1/56	122,325	79,025
	Comcast Corp.	4.950%	10/15/58	1,266	1,219
	Comcast Corp.	2.650%	8/15/62	3,000	1,760
	Comcast Corp.	2.987%	11/1/63	112,190	70,849
	Comcast Corp.	5.500%	5/15/64	23,220	23,831
[6]	Cox Communications Inc.	5.800%	12/15/53	13,210	13,314
[6]	CSC Holdings LLC	5.750%	1/15/30	100	53
[6]	CSC Holdings LLC	3.375%	2/15/31	105	72
[6]	Deutsche Telekom AG	3.625%	1/21/50	3,180	2,480
	Discovery Communications LLC	4.650%	5/15/50	10,820	8,678
	Discovery Communications LLC	4.000%	9/15/55	1,525	1,072
[6]	DISH Network Corp.	11.750%	11/15/27	215	224
[6]	Level 3 Financing Inc.	4.625%	9/15/27	98	51
[6]	Level 3 Financing Inc.	3.625%	1/15/29	70	21
[6]	Level 3 Financing Inc.	3.875%	11/15/29	45	34
	Meta Platforms Inc.	4.450%	8/15/52	11,380	10,220
	Meta Platforms Inc.	5.600%	5/15/53	84,285	89,821
	Meta Platforms Inc.	5.750%	5/15/63	29,380	31,768
	NBCUniversal Media LLC	4.450%	1/15/43	8,827	7,988
	Orange SA	5.375%	1/13/42	1,000	1,013
	Telefonica Emisiones SA	4.665%	3/6/38	950	870
	Telefonica Emisiones SA	5.213%	3/8/47	2,000	1,851
	Time Warner Cable LLC	7.300%	7/1/38	1,390	1,457
	T-Mobile USA Inc.	3.000%	2/15/41	2,000	1,495
	T-Mobile USA Inc.	6.000%	6/15/54	1,900	2,075
	T-Mobile USA Inc.	5.500%	1/15/55	3,725	3,762
	T-Mobile USA Inc.	5.800%	9/15/62	14,850	15,570
	TWDC Enterprises 18 Corp.	3.000%	7/30/46	5,837	4,191
[6]	UPC Broadband Finco BV	4.875%	7/15/31	135	119
[5]	Verizon Communications Inc.	2.875%	1/15/38	500	494
[5]	Verizon Communications Inc.	1.850%	5/18/40	200	167
	Verizon Communications Inc.	3.400%	3/22/41	5,528	4,370
	Verizon Communications Inc.	4.862%	8/21/46	2,280	2,162
	Vodafone Group plc	5.625%	2/10/53	3,205	3,227
[5]	Vodafone International Financing DAC	4.000%	2/10/43	200	217
[6]	VZ Secured Financing BV	5.000%	1/15/32	170	148
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Walt Disney Co.	6.200%	12/15/34	3,326	3,723
	Walt Disney Co.	6.400%	12/15/35	15,718	17,839
	Walt Disney Co.	6.650%	11/15/37	2,710	3,159
	Walt Disney Co.	3.500%	5/13/40	48,715	40,344
	Walt Disney Co.	4.750%	9/15/44	10,464	9,948
	Walt Disney Co.	2.750%	9/1/49	58,270	38,783
	Walt Disney Co.	3.600%	1/13/51	2,995	2,342
	Warnermedia Holdings Inc.	5.050%	3/15/42	16,565	14,685
	Warnermedia Holdings Inc.	5.141%	3/15/52	13,015	11,200
	Warnermedia Holdings Inc.	5.391%	3/15/62	1,130	974
					862,895
Consumer Discretionary (5.1%)
	Alibaba Group Holding Ltd.	4.000%	12/6/37	27,000	23,534
	Alibaba Group Holding Ltd.	4.200%	12/6/47	14,873	12,020
	Alibaba Group Holding Ltd.	3.150%	2/9/51	10,000	6,542
	Alibaba Group Holding Ltd.	4.400%	12/6/57	13,080	10,576
	Amazon.com Inc.	3.875%	8/22/37	10,000	9,227
	Amazon.com Inc.	4.050%	8/22/47	75,667	67,275
	Amazon.com Inc.	2.500%	6/3/50	28,720	18,637
	Amazon.com Inc.	3.100%	5/12/51	22,740	16,574
	Amazon.com Inc.	4.250%	8/22/57	46,971	41,766
	Amazon.com Inc.	2.700%	6/3/60	22,830	14,569
	Amazon.com Inc.	3.250%	5/12/61	28,475	20,399
	Amazon.com Inc.	4.100%	4/13/62	33,035	28,337
[6]	American Builders & Contractors Supply Co. Inc.	3.875%	11/15/29	65	58
[3]	American University	3.672%	4/1/49	2,563	2,012
	Brown University	2.924%	9/1/50	1,600	1,136
	California Institute of Technology	3.650%	9/1/19	4,242	3,047
[6]	Camelot Return Merger Sub Inc.	8.750%	8/1/28	310	318
[6]	Carnival Corp.	10.500%	6/1/30	10	11
[6]	Carnival Holdings Bermuda Ltd.	10.375%	5/1/28	70	77
	Case Western Reserve University	5.405%	6/1/22	1,893	1,854
[3]	Duke University	2.682%	10/1/44	3,100	2,279
[3]	Duke University	2.832%	10/1/55	10,635	7,253
[6]	ERAC USA Finance LLC	7.000%	10/15/37	2,850	3,329
[6]	ERAC USA Finance LLC	5.400%	5/1/53	3,072	3,183
	Ford Foundation	2.815%	6/1/70	1,950	1,202
	Ford Motor Co.	9.625%	4/22/30	10	12
	Ford Motor Credit Co. LLC	3.815%	11/2/27	195	183
	Ford Motor Credit Co. LLC	6.800%	5/12/28	165	171
	General Motors Co.	5.150%	4/1/38	1,000	946
	General Motors Co.	5.200%	4/1/45	1,500	1,359
	General Motors Co.	5.400%	4/1/48	1,000	912
	General Motors Co.	5.950%	4/1/49	2,000	1,966
	George Washington University	4.300%	9/15/44	2,890	2,568
	Georgetown University	4.315%	4/1/49	14,755	12,883
	Georgetown University	2.943%	4/1/50	18,790	13,016
	Georgetown University	5.215%	10/1/18	5,945	5,516
[6]	Hanesbrands Inc.	9.000%	2/15/31	215	217
	Home Depot Inc.	5.875%	12/16/36	2,595	2,873
	Home Depot Inc.	3.300%	4/15/40	1,000	818
	Home Depot Inc.	5.400%	9/15/40	947	990
	Home Depot Inc.	5.950%	4/1/41	18,480	20,455
	Home Depot Inc.	4.875%	2/15/44	45,115	44,214
	Home Depot Inc.	4.400%	3/15/45	12,900	11,846
	Home Depot Inc.	4.250%	4/1/46	21,515	19,267
	Home Depot Inc.	3.900%	6/15/47	31,240	26,372
	Home Depot Inc.	4.500%	12/6/48	12,020	11,064
	Home Depot Inc.	3.125%	12/15/49	1,450	1,056
	Home Depot Inc.	3.350%	4/15/50	4,030	3,053
	Home Depot Inc.	2.375%	3/15/51	500	308

Long-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Home Depot Inc.	2.750%	9/15/51	26,130	17,430
	Home Depot Inc.	3.625%	4/15/52	3,120	2,464
	Home Depot Inc.	3.500%	9/15/56	947	726
	Indiana University Foundation Inc.	2.820%	10/1/51	6,000	3,921
[3]	Johns Hopkins University	2.813%	1/1/60	2,000	1,326
	Leland Stanford Junior University	3.647%	5/1/48	16,833	14,026
	Leland Stanford Junior University	2.413%	6/1/50	1,600	1,035
[6]	Lithia Motors Inc.	3.875%	6/1/29	279	251
[6]	Lithia Motors Inc.	4.375%	1/15/31	250	224
	Lowe's Cos. Inc.	5.125%	4/15/50	1,905	1,819
	Lowe's Cos. Inc.	4.250%	4/1/52	1,525	1,283
[3]	Massachusetts Institute of Technology	3.959%	7/1/38	24,140	22,027
	Massachusetts Institute of Technology	2.989%	7/1/50	1,600	1,184
	Massachusetts Institute of Technology	3.067%	4/1/52	1,600	1,192
	Massachusetts Institute of Technology	5.600%	7/1/11	1,920	2,137
	Massachusetts Institute of Technology	4.678%	7/1/14	1,305	1,224
[5]	McDonald's Corp.	4.125%	11/28/35	400	449
	McDonald's Corp.	3.625%	9/1/49	4,400	3,437
	McDonald's Corp.	5.450%	8/14/53	24,590	25,504
[6]	NCL Corp. Ltd.	5.875%	2/15/27	135	133
[6]	NCL Corp. Ltd.	7.750%	2/15/29	75	76
	NIKE Inc.	3.625%	5/1/43	10,604	8,965
	NIKE Inc.	3.375%	11/1/46	19,180	15,155
[3]	Northeastern University	2.894%	10/1/50	17,647	12,039
	President and Fellows of Harvard College	5.625%	10/1/38	2,500	2,752
[6]	President and Fellows of Harvard College	6.500%	1/15/39	3,709	4,393
	President and Fellows of Harvard College	4.875%	10/15/40	750	754
	President and Fellows of Harvard College	3.150%	7/15/46	17,450	13,457
	President and Fellows of Harvard College	3.745%	11/15/52	29,635	25,059
[5]	Robert Bosch GmbH	4.375%	6/2/43	300	342
	Rockefeller Foundation	2.492%	10/1/50	38,532	25,023
[6]	Royal Caribbean Cruises Ltd.	8.250%	1/15/29	36	38
	Thomas Jefferson University	3.847%	11/1/57	25,990	19,542
	Toyota Motor Credit Corp.	4.800%	1/5/34	4,300	4,296
	Trustees of Princeton University	2.516%	7/1/50	3,115	2,133
	Trustees of Princeton University	4.201%	3/1/52	16,947	15,768
[3]	University of Chicago	2.761%	4/1/45	11,735	9,084
[3]	University of Chicago	2.547%	4/1/50	10,000	6,766
	University of Chicago	3.000%	10/1/52	5,695	4,034
[3]	University of Southern California	3.028%	10/1/39	2,500	2,074
	University of Southern California	4.976%	10/1/53	17,610	17,984
[5]	Volkswagen International Finance NV	1.500%	1/21/41	100	74
	Washington University	3.524%	4/15/54	2,300	1,828
	Washington University	4.349%	4/15/22	1,830	1,508
[6]	WK Kellogg Foundation Trust	2.443%	10/1/50	42,390	26,753
	Yale University	2.402%	4/15/50	19,845	13,030
					811,999
Consumer Staples (5.0%)
	Altria Group Inc.	5.800%	2/14/39	5,250	5,363
	Altria Group Inc.	3.400%	2/4/41	3,750	2,770
	Altria Group Inc.	4.450%	5/6/50	1,130	896
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide Inc.	4.700%	2/1/36	23,950	23,662
	Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide Inc.	4.900%	2/1/46	152,420	148,214
	Anheuser-Busch InBev Finance Inc.	4.625%	2/1/44	2,000	1,868
	Anheuser-Busch InBev Worldwide Inc.	4.375%	4/15/38	5,500	5,203
	Anheuser-Busch InBev Worldwide Inc.	8.200%	1/15/39	12,383	16,510
	Anheuser-Busch InBev Worldwide Inc.	5.450%	1/23/39	6,000	6,312
	Anheuser-Busch InBev Worldwide Inc.	4.350%	6/1/40	6,588	6,105
	Anheuser-Busch InBev Worldwide Inc.	4.950%	1/15/42	3,800	3,765
	Anheuser-Busch InBev Worldwide Inc.	4.600%	4/15/48	10,831	10,024
	Anheuser-Busch InBev Worldwide Inc.	4.439%	10/6/48	3,130	2,828
	Anheuser-Busch InBev Worldwide Inc.	5.550%	1/23/49	72,770	77,079
	Anheuser-Busch InBev Worldwide Inc.	4.500%	6/1/50	2,685	2,494
	Anheuser-Busch InBev Worldwide Inc.	4.750%	4/15/58	14,975	13,991
	Anheuser-Busch InBev Worldwide Inc.	5.800%	1/23/59	3,805	4,181
	Archer-Daniels-Midland Co.	4.500%	3/15/49	18,749	16,749
	Archer-Daniels-Midland Co.	2.700%	9/15/51	21,850	14,040
[6]	Bacardi Ltd. / Bacardi-Martini BV	5.900%	6/15/43	12,715	12,935
	BAT Capital Corp.	4.390%	8/15/37	1,375	1,160
	BAT Capital Corp.	7.079%	8/2/43	1,800	1,899
	BAT Capital Corp.	4.540%	8/15/47	3,535	2,694
	BAT Capital Corp.	4.758%	9/6/49	5,915	4,640
	BAT Capital Corp.	7.081%	8/2/53	2,190	2,314
[7]	BAT International Finance plc	2.250%	9/9/52	300	164
[6]	Cargill Inc.	4.760%	11/23/45	20,000	18,797
[6]	Cargill Inc.	3.125%	5/25/51	13,715	9,722
[6]	Cargill Inc.	4.375%	4/22/52	6,210	5,523
	Coca-Cola Co.	2.875%	5/5/41	10,925	8,480
	Coca-Cola Co.	2.600%	6/1/50	30,500	20,506
	Coca-Cola Co.	3.000%	3/5/51	37,160	27,085
	Coca-Cola Co.	2.500%	3/15/51	17,750	11,558
	Estee Lauder Cos. Inc.	5.150%	5/15/53	1,820	1,817
	Hershey Co.	3.125%	11/15/49	25,500	18,984
	J M Smucker Co.	6.500%	11/15/43	1,455	1,623
	J M Smucker Co.	6.500%	11/15/53	2,555	2,890
[6]	JBS USA LUX SA / JBS USA Food Co. / JBS Luxembourg Sarl	7.250%	11/15/53	2,300	2,501
	Kenvue Inc.	5.100%	3/22/43	12,905	13,214
	Kenvue Inc.	5.050%	3/22/53	20,555	20,699
	Kenvue Inc.	5.200%	3/22/63	13,235	13,369
	Keurig Dr Pepper Inc.	4.500%	11/15/45	1,000	889
	Kimberly-Clark Corp.	3.200%	7/30/46	14,400	10,852
	Kraft Heinz Foods Co.	4.875%	10/1/49	2,150	1,989
[5]	Nestle Finance International Ltd.	3.750%	11/14/35	500	570
[6]	Nestle Holdings Inc.	3.900%	9/24/38	20,775	18,873
[6]	Nestle Holdings Inc.	4.000%	9/24/48	22,130	19,277
	PepsiCo Inc.	2.750%	10/21/51	13,335	9,095
	PepsiCo Inc.	4.650%	2/15/53	44,960	43,410
	Philip Morris International Inc.	6.375%	5/16/38	14,871	16,614
[5]	Philip Morris International Inc.	1.450%	8/1/39	600	426
	Philip Morris International Inc.	4.375%	11/15/41	4,890	4,344

Long-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Philip Morris International Inc.	3.875%	8/21/42	6,750	5,524
	Philip Morris International Inc.	4.125%	3/4/43	26,645	22,476
	Philip Morris International Inc.	4.875%	11/15/43	9,345	8,758
	Philip Morris International Inc.	4.250%	11/10/44	4,290	3,686
[6]	SC Johnson & Son Inc.	4.000%	5/15/43	28,110	23,086
	Target Corp.	3.900%	11/15/47	2,000	1,701
	Target Corp.	2.950%	1/15/52	23,895	16,677
	Target Corp.	4.800%	1/15/53	2,370	2,295
	Unilever Capital Corp.	2.625%	8/12/51	2,000	1,327
	Walmart Inc.	5.625%	4/1/40	1,840	2,016
	Walmart Inc.	5.625%	4/15/41	5,585	6,152
	Walmart Inc.	3.625%	12/15/47	12,145	10,058
	Walmart Inc.	4.500%	4/15/53	17,530	16,635
					811,358
Energy (6.2%)
	Baker Hughes Holdings LLC / Baker Hughes Co-Obligor Inc.	4.080%	12/15/47	2,500	2,080
	BP Capital Markets America Inc.	4.989%	4/10/34	18,245	18,372
	BP Capital Markets America Inc.	3.060%	6/17/41	25,555	19,596
	BP Capital Markets America Inc.	3.000%	2/24/50	9,160	6,366
	BP Capital Markets America Inc.	2.772%	11/10/50	37,140	24,507
	BP Capital Markets America Inc.	2.939%	6/4/51	64,545	44,075
	BP Capital Markets America Inc.	3.001%	3/17/52	32,280	22,262
	BP Capital Markets America Inc.	3.379%	2/8/61	51,895	36,587
[5]	BP Capital Markets BV	4.323%	5/12/35	300	340
[5]	BP Capital Markets BV	1.467%	9/21/41	300	225
	Burlington Resources LLC	5.950%	10/15/36	2,000	2,154
	Cheniere Corpus Christi Holdings LLC	2.742%	12/31/39	968	770
	Chevron Corp.	3.078%	5/11/50	19,305	14,092
[6]	Civitas Resources Inc.	8.750%	7/1/31	75	80
[6]	CNX Resources Corp.	7.375%	1/15/31	65	66
[6]	Columbia Pipelines Operating Co. LLC	6.544%	11/15/53	12,945	14,208
	ConocoPhillips Co.	3.758%	3/15/42	7,900	6,609
	ConocoPhillips Co.	4.300%	11/15/44	9,348	8,300
	ConocoPhillips Co.	5.950%	3/15/46	1,000	1,074
	ConocoPhillips Co.	3.800%	3/15/52	41,665	33,030
	ConocoPhillips Co.	5.300%	5/15/53	22,090	22,274
	ConocoPhillips Co.	5.550%	3/15/54	16,680	17,399
	ConocoPhillips Co.	4.025%	3/15/62	37,905	30,126
	ConocoPhillips Co.	5.700%	9/15/63	12,740	13,425
[6]	DCP Midstream Operating LP	6.750%	9/15/37	6,085	6,664
	DCP Midstream Operating LP	5.600%	4/1/44	2,270	2,225
[6]	EIG Pearl Holdings Sarl	4.387%	11/30/46	15,940	12,240
	Enbridge Inc.	6.700%	11/15/53	15,840	18,288
	Energy Transfer LP	5.300%	4/15/47	3,056	2,813
	Energy Transfer LP	6.000%	6/15/48	2,295	2,304
	Energy Transfer LP	5.000%	5/15/50	6,455	5,736
	Energy Transfer LP	5.950%	5/15/54	2,835	2,852
	Enterprise Products Operating LLC	4.850%	1/31/34	6,170	6,179
	Enterprise Products Operating LLC	5.100%	2/15/45	5,695	5,563
	Enterprise Products Operating LLC	4.900%	5/15/46	3,375	3,215
	Enterprise Products Operating LLC	4.200%	1/31/50	22,265	19,099
	Enterprise Products Operating LLC	3.700%	1/31/51	2,305	1,813
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Enterprise Products Operating LLC	3.200%	2/15/52	4,000	2,857
	Enterprise Products Operating LLC	3.300%	2/15/53	1,800	1,313
	Enterprise Products Operating LLC	4.950%	10/15/54	1,500	1,418
	Enterprise Products Operating LLC	3.950%	1/31/60	2,000	1,593
	EOG Resources Inc.	3.900%	4/1/35	1,650	1,517
	EOG Resources Inc.	4.950%	4/15/50	16,580	16,111
	Equinor ASA	3.625%	4/6/40	19,225	16,397
	Equinor ASA	4.250%	11/23/41	1,944	1,779
	Equinor ASA	3.950%	5/15/43	35,350	30,663
	Equinor ASA	3.250%	11/18/49	18,640	13,812
	Equinor ASA	3.700%	4/6/50	19,800	16,030
	Exxon Mobil Corp.	2.995%	8/16/39	5,178	4,150
	Exxon Mobil Corp.	4.227%	3/19/40	5,000	4,605
	Exxon Mobil Corp.	4.114%	3/1/46	23,530	20,620
	Exxon Mobil Corp.	3.095%	8/16/49	14,590	10,543
	Exxon Mobil Corp.	4.327%	3/19/50	55,042	49,181
	Exxon Mobil Corp.	3.452%	4/15/51	3,550	2,730
[6]	Galaxy Pipeline Assets Bidco Ltd.	2.940%	9/30/40	22,101	17,715
[3,6]	Greensaif Pipelines Bidco Sarl	6.129%	2/23/38	7,850	8,012
[3,6]	Greensaif Pipelines Bidco Sarl	6.510%	2/23/42	25,680	26,291
	Halliburton Co.	4.500%	11/15/41	960	870
	Halliburton Co.	5.000%	11/15/45	4,580	4,422
	Hess Corp.	5.800%	4/1/47	8,157	8,761
	KazMunayGas National Co. JSC	6.375%	10/24/48	989	913
[6]	Northern Natural Gas Co.	5.625%	2/1/54	6,750	6,890
	Occidental Petroleum Corp.	4.400%	4/15/46	2,290	1,870
	Ovintiv Inc.	6.500%	2/1/38	891	922
[6]	Permian Resources Operating LLC	7.750%	2/15/26	120	122
[6]	Permian Resources Operating LLC	5.875%	7/1/29	285	280
	Petroleos del Peru SA	5.625%	6/19/47	4,570	2,857
	Petroleos Mexicanos	6.500%	6/2/41	711	478
	Petroleos Mexicanos	6.375%	1/23/45	77	49
	Petroleos Mexicanos	6.750%	9/21/47	397	253
	Petroleos Mexicanos	6.950%	1/28/60	912	584
	Petronas Capital Ltd.	3.500%	4/21/30	8,245	7,672
	Shell International Finance BV	4.125%	5/11/35	8,890	8,433
	Shell International Finance BV	6.375%	12/15/38	4,211	4,846
	Shell International Finance BV	5.500%	3/25/40	13,990	14,772
	Shell International Finance BV	2.875%	11/26/41	15,345	11,492
	Shell International Finance BV	3.625%	8/21/42	1,000	837
	Shell International Finance BV	4.550%	8/12/43	15,195	14,191
	Shell International Finance BV	4.375%	5/11/45	42,595	38,818
	Shell International Finance BV	4.000%	5/10/46	37,137	31,812
	Shell International Finance BV	3.750%	9/12/46	63,375	51,953
	Shell International Finance BV	3.125%	11/7/49	5,000	3,595
	Shell International Finance BV	3.250%	4/6/50	16,730	12,292
	Shell International Finance BV	3.000%	11/26/51	33,789	23,512
	Suncor Energy Inc.	6.500%	6/15/38	656	706
	Suncor Energy Inc.	3.750%	3/4/51	325	243
	Targa Resources Corp.	6.500%	3/30/34	3,980	4,290
	Targa Resources Corp.	6.500%	2/15/53	13,500	14,506
	TotalEnergies Capital International SA	2.986%	6/29/41	28,045	21,514
	TotalEnergies Capital International SA	3.461%	7/12/49	500	386
	TotalEnergies Capital International SA	3.127%	5/29/50	28,725	20,702
	TransCanada PipeLines Ltd.	6.100%	6/1/40	1,798	1,883
[6]	Transocean Inc.	8.750%	2/15/30	238	248

Long-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[6]	Transocean Titan Financing Ltd.	8.375%	2/1/28	20	21
[6]	Valaris Ltd.	8.375%	4/30/30	105	108
[6]	Venture Global Calcasieu Pass LLC	6.250%	1/15/30	45	45
[6]	Venture Global LNG Inc.	8.375%	6/1/31	200	203
					992,696
Financials (17.0%)
	ACE Capital Trust II	9.700%	4/1/30	3,745	4,398
	Aflac Inc.	4.000%	10/15/46	900	742
	Aflac Inc.	4.750%	1/15/49	800	755
	Allstate Corp.	5.250%	3/30/33	7,110	7,236
	Allstate Corp.	4.200%	12/15/46	12,485	10,531
	Allstate Corp.	3.850%	8/10/49	1,956	1,559
	American International Group Inc.	4.375%	6/30/50	3,305	2,929
	Arthur J Gallagher & Co.	6.750%	2/15/54	3,800	4,387
[7]	Aviva plc	6.875%	5/20/58	200	261
	Bank of America Corp.	5.872%	9/15/34	21,160	22,148
	Bank of America Corp.	5.468%	1/23/35	34,135	34,792
	Bank of America Corp.	6.110%	1/29/37	3,957	4,270
	Bank of America Corp.	4.244%	4/24/38	68,876	62,685
	Bank of America Corp.	7.750%	5/14/38	2,300	2,823
	Bank of America Corp.	4.078%	4/23/40	23,960	21,206
	Bank of America Corp.	2.676%	6/19/41	64,163	46,331
	Bank of America Corp.	5.875%	2/7/42	4,000	4,377
	Bank of America Corp.	3.311%	4/22/42	57,690	45,370
	Bank of America Corp.	5.000%	1/21/44	3,330	3,272
	Bank of America Corp.	4.443%	1/20/48	28,155	25,206
	Bank of America Corp.	3.946%	1/23/49	64,760	54,007
	Bank of America Corp.	4.330%	3/15/50	24,571	21,629
	Bank of America Corp.	4.083%	3/20/51	31,765	26,405
	Bank of America Corp.	2.831%	10/24/51	22,445	14,900
	Bank of America Corp.	3.483%	3/13/52	1,000	758
	Bank of America Corp.	2.972%	7/21/52	3,500	2,402
	Bank of New York Mellon Corp.	6.474%	10/25/34	34,275	37,871
	Berkshire Hathaway Finance Corp.	4.300%	5/15/43	2,000	1,857
	Berkshire Hathaway Finance Corp.	4.200%	8/15/48	4,000	3,611
	Berkshire Hathaway Finance Corp.	4.250%	1/15/49	10,100	9,219
	Berkshire Hathaway Finance Corp.	2.850%	10/15/50	3,000	2,060
	Berkshire Hathaway Finance Corp.	3.850%	3/15/52	8,900	7,342
[6]	BNP Paribas SA	5.894%	12/5/34	15,935	16,657
[6]	BPCE SA	7.003%	10/19/34	25,215	27,520
	Capital One Financial Corp.	6.051%	2/1/35	6,560	6,649
	Capital One Financial Corp.	6.051%	2/1/35	7,505	7,606
	Chubb INA Holdings Inc.	4.150%	3/13/43	1,500	1,353
	Chubb INA Holdings Inc.	4.350%	11/3/45	20,125	18,587
	Chubb INA Holdings Inc.	2.850%	12/15/51	1,000	701
	Chubb INA Holdings Inc.	3.050%	12/15/61	7,235	4,994
	Citigroup Inc.	3.878%	1/24/39	63,980	55,501
	Citigroup Inc.	8.125%	7/15/39	2,000	2,599
	Citigroup Inc.	5.316%	3/26/41	10,000	10,058
	Citigroup Inc.	5.875%	1/30/42	5,270	5,679
	Citigroup Inc.	2.904%	11/3/42	1,560	1,138
	Citigroup Inc.	4.650%	7/30/45	11,342	10,456
	Citigroup Inc.	4.281%	4/24/48	1,900	1,652
	Citigroup Inc.	4.650%	7/23/48	7,072	6,532
	Corebridge Financial Inc.	4.350%	4/5/42	4,000	3,411
	Corebridge Financial Inc.	4.400%	4/5/52	3,990	3,336
[6]	FMR LLC	6.450%	11/15/39	16,010	17,182
	GATX Corp.	3.100%	6/1/51	2,725	1,793
[6]	Global Atlantic Fin Co.	7.950%	6/15/33	6,210	6,902
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Goldman Sachs Group Inc.	6.561%	10/24/34	8,995	9,909
	Goldman Sachs Group Inc.	4.017%	10/31/38	115,690	101,995
	Goldman Sachs Group Inc.	4.411%	4/23/39	31,315	28,545
	Goldman Sachs Group Inc.	6.250%	2/1/41	8,200	9,112
	Goldman Sachs Group Inc.	3.210%	4/22/42	2,300	1,774
	Goldman Sachs Group Inc.	2.908%	7/21/42	21,261	15,719
	Goldman Sachs Group Inc.	3.436%	2/24/43	22,570	17,684
	Goldman Sachs Group Inc.	4.800%	7/8/44	4,600	4,371
	Goldman Sachs Group Inc.	4.750%	10/21/45	1,000	947
	HSBC Bank USA NA	5.625%	8/15/35	750	750
	HSBC Holdings plc	6.547%	6/20/34	8,965	9,329
	HSBC Holdings plc	6.500%	9/15/37	20,523	21,488
	HSBC Holdings plc	6.800%	6/1/38	38,749	41,671
	HSBC Holdings plc	6.332%	3/9/44	44,075	47,630
	Huntington Bancshares Inc.	5.709%	2/2/35	25,510	25,689
	Intercontinental Exchange Inc.	2.650%	9/15/40	1,000	735
	Intercontinental Exchange Inc.	4.250%	9/21/48	9,125	7,972
	Intercontinental Exchange Inc.	3.000%	6/15/50	11,420	7,922
	Intercontinental Exchange Inc.	4.950%	6/15/52	57,395	55,474
	Intercontinental Exchange Inc.	3.000%	9/15/60	2,211	1,437
	Intercontinental Exchange Inc.	5.200%	6/15/62	44,205	44,396
	Invesco Finance plc	5.375%	11/30/43	5,163	5,089
[5]	JAB Holdings BV	2.250%	12/19/39	400	328
	JPMorgan Chase & Co.	6.254%	10/23/34	26,390	28,609
	JPMorgan Chase & Co.	5.336%	1/23/35	4,905	4,988
	JPMorgan Chase & Co.	6.400%	5/15/38	25,899	29,704
	JPMorgan Chase & Co.	3.882%	7/24/38	52,342	45,974
	JPMorgan Chase & Co.	5.500%	10/15/40	24,480	25,660
	JPMorgan Chase & Co.	3.109%	4/22/41	18,000	14,015
	JPMorgan Chase & Co.	5.600%	7/15/41	6,286	6,673
	JPMorgan Chase & Co.	2.525%	11/19/41	1,910	1,359
	JPMorgan Chase & Co.	5.400%	1/6/42	2,730	2,817
	JPMorgan Chase & Co.	3.157%	4/22/42	27,500	21,291
	JPMorgan Chase & Co.	4.260%	2/22/48	36,921	32,310
	JPMorgan Chase & Co.	4.032%	7/24/48	33,990	28,657
	JPMorgan Chase & Co.	3.964%	11/15/48	108,610	90,385
	JPMorgan Chase & Co.	3.897%	1/23/49	43,555	35,914
	JPMorgan Chase & Co.	3.109%	4/22/51	19,160	13,623
	JPMorgan Chase & Co.	3.328%	4/22/52	28,605	21,057
	Lloyds Banking Group plc	5.679%	1/5/35	28,245	28,653
[6]	LSEGA Financing plc	3.200%	4/6/41	23,170	17,843
	M&T Bank Corp.	5.053%	1/27/34	5,720	5,406
	Marsh & McLennan Cos. Inc.	4.200%	3/1/48	1,200	1,034
	Marsh & McLennan Cos. Inc.	4.900%	3/15/49	2,500	2,392
	Marsh & McLennan Cos. Inc.	2.900%	12/15/51	700	462
	Marsh & McLennan Cos. Inc.	6.250%	11/1/52	1,500	1,707
	Marsh & McLennan Cos. Inc.	5.450%	3/15/53	9,300	9,625
	Marsh & McLennan Cos. Inc.	5.700%	9/15/53	1,200	1,288
[6]	Massachusetts Mutual Life Insurance Co.	3.375%	4/15/50	7,366	5,311
[6]	Massachusetts Mutual Life Insurance Co.	3.729%	10/15/70	15,195	10,559
	MetLife Inc.	6.375%	6/15/34	3,000	3,345
	MetLife Inc.	4.125%	8/13/42	31,131	27,365
	MetLife Inc.	4.875%	11/13/43	10,000	9,731
	MetLife Inc.	4.600%	5/13/46	1,500	1,410
	MetLife Inc.	5.000%	7/15/52	4,000	3,939
	MetLife Inc.	5.250%	1/15/54	16,560	16,843
	Mitsubishi UFJ Financial Group Inc.	3.751%	7/18/39	3,000	2,645
	Morgan Stanley	5.424%	7/21/34	17,260	17,477
	Morgan Stanley	6.627%	11/1/34	24,170	26,751
	Morgan Stanley	5.466%	1/18/35	28,835	29,444
	Morgan Stanley	5.948%	1/19/38	8,990	9,154
[8]	Morgan Stanley	3.971%	7/22/38	83,115	72,883
	Morgan Stanley	4.457%	4/22/39	2,380	2,197
	Morgan Stanley	3.217%	4/22/42	4,380	3,399

Long-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Morgan Stanley	6.375%	7/24/42	37,300	42,507
	Morgan Stanley	4.300%	1/27/45	16,955	15,145
	Morgan Stanley	4.375%	1/22/47	5,600	5,001
	Morgan Stanley	5.597%	3/24/51	4,390	4,686
	Morgan Stanley	2.802%	1/25/52	4,000	2,657
	Nasdaq Inc.	5.550%	2/15/34	5,000	5,178
	Nasdaq Inc.	2.500%	12/21/40	6,042	4,180
	Nasdaq Inc.	5.950%	8/15/53	8,860	9,449
	Nasdaq Inc.	6.100%	6/28/63	16,605	17,897
[6]	Nationwide Mutual Insurance Co.	9.375%	8/15/39	19,046	25,230
[6]	Nationwide Mutual Insurance Co.	4.950%	4/22/44	13,215	11,225
[6]	Nationwide Mutual Insurance Co.	4.350%	4/30/50	13,720	11,085
[6]	New York Life Insurance Co.	4.450%	5/15/69	2,500	2,095
[6]	Northwestern Mutual Life Insurance Co.	3.850%	9/30/47	8,944	7,156
[6]	Northwestern Mutual Life Insurance Co.	3.625%	9/30/59	33,074	24,094
	Progressive Corp.	4.125%	4/15/47	1,800	1,584
	Progressive Corp.	3.950%	3/26/50	1,000	832
	Progressive Corp.	3.700%	3/15/52	700	561
	Prudential Financial Inc.	3.000%	3/10/40	1,000	774
	Prudential Financial Inc.	4.600%	5/15/44	1,769	1,630
	Prudential Financial Inc.	3.905%	12/7/47	1,920	1,574
	Prudential Financial Inc.	4.418%	3/27/48	390	339
	Prudential Financial Inc.	3.935%	12/7/49	2,110	1,718
	Prudential Financial Inc.	4.350%	2/25/50	2,098	1,842
	Prudential Financial Inc.	3.700%	3/13/51	5,284	4,159
	Royal Bank of Canada	5.150%	2/1/34	6,000	6,014
[6]	Societe Generale SA	7.132%	1/19/55	16,085	15,982
	State Street Corp.	6.123%	11/21/34	5,565	5,871
[6]	Teachers Insurance & Annuity Assn. of America	3.300%	5/15/50	16,150	11,599
	Travelers Cos. Inc.	4.600%	8/1/43	1,100	1,052
	Travelers Cos. Inc.	3.750%	5/15/46	2,954	2,439
	Travelers Cos. Inc.	4.000%	5/30/47	2,600	2,241
	Travelers Cos. Inc.	4.100%	3/4/49	15,000	13,026
	Travelers Cos. Inc.	3.050%	6/8/51	41,465	29,741
	Travelers Cos. Inc.	5.450%	5/25/53	12,875	13,695
	Truist Financial Corp.	5.711%	1/24/35	17,135	17,398
[6]	UBS Group AG	5.959%	1/12/34	10,140	10,470
[6]	UBS Group AG	6.301%	9/22/34	16,165	17,116
[6]	UBS Group AG	5.699%	2/8/35	35,090	35,648
	UBS Group AG	4.875%	5/15/45	4,000	3,845
	Wachovia Corp.	5.500%	8/1/35	1,600	1,623
	Wells Fargo & Co.	3.350%	3/2/33	22,700	19,925
	Wells Fargo & Co.	5.557%	7/25/34	43,375	44,332
	Wells Fargo & Co.	6.491%	10/23/34	25,205	27,465
	Wells Fargo & Co.	5.499%	1/23/35	27,815	28,363
	Wells Fargo & Co.	3.068%	4/30/41	12,410	9,443
	Wells Fargo & Co.	5.375%	11/2/43	49,267	48,430
	Wells Fargo & Co.	5.606%	1/15/44	117,092	117,675
	Wells Fargo & Co.	4.650%	11/4/44	4,127	3,670
	Wells Fargo & Co.	3.900%	5/1/45	4,087	3,399
	Wells Fargo & Co.	4.900%	11/17/45	21,949	20,182
	Wells Fargo & Co.	4.400%	6/14/46	27,292	23,318
	Wells Fargo & Co.	4.750%	12/7/46	46,559	41,462
	Wells Fargo & Co.	5.013%	4/4/51	54,288	51,895
	Wells Fargo & Co.	4.611%	4/25/53	29,630	26,477
	Wells Fargo Bank NA	5.850%	2/1/37	2,000	2,114
	Wells Fargo Bank NA	6.600%	1/15/38	3,000	3,345
					2,733,363
Health Care (11.1%)
	Abbott Laboratories	4.750%	11/30/36	3,000	3,032
	Abbott Laboratories	5.300%	5/27/40	15,015	15,878
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Abbott Laboratories	4.900%	11/30/46	49,345	49,338
	AbbVie Inc.	4.300%	5/14/36	1,000	953
	AbbVie Inc.	4.050%	11/21/39	7,635	6,910
	AbbVie Inc.	4.400%	11/6/42	3,055	2,810
	AbbVie Inc.	4.850%	6/15/44	38,585	37,321
	AbbVie Inc.	4.700%	5/14/45	6,105	5,794
	AbbVie Inc.	4.450%	5/14/46	6,155	5,625
	AbbVie Inc.	4.875%	11/14/48	3,055	2,948
	AbbVie Inc.	4.250%	11/21/49	87,683	77,011
	AdventHealth Obligated Group	2.795%	11/15/51	3,000	2,006
	Advocate Health & Hospitals Corp.	4.272%	8/15/48	7,315	6,501
	Advocate Health & Hospitals Corp.	3.387%	10/15/49	15,205	11,290
	Aetna Inc.	4.750%	3/15/44	1,653	1,474
[3]	Allina Health System	3.887%	4/15/49	3,569	2,893
	Amgen Inc.	4.950%	10/1/41	2,415	2,316
	Amgen Inc.	5.600%	3/2/43	4,901	5,045
	Amgen Inc.	4.400%	5/1/45	1,020	899
	Amgen Inc.	4.875%	3/1/53	9,150	8,430
	Amgen Inc.	5.650%	3/2/53	20,190	20,814
	Amgen Inc.	5.750%	3/2/63	5,770	5,941
	Ascension Health	3.106%	11/15/39	3,000	2,364
	AstraZeneca plc	4.375%	11/16/45	9,000	8,281
	AstraZeneca plc	3.000%	5/28/51	20,190	14,611
	Baptist Health South Florida Obligated Group	3.115%	11/15/71	2,200	1,321
	Baptist Healthcare System Obligated Group	3.540%	8/15/50	1,400	1,028
	Baxter International Inc.	3.132%	12/1/51	21,800	14,606
	Baylor Scott & White Holdings	2.839%	11/15/50	12,850	8,779
[5]	Becton Dickinson Euro Finance Sarl	1.336%	8/13/41	300	220
	Beth Israel Lahey Health Inc.	3.080%	7/1/51	11,255	7,292
	Boston Scientific Corp.	4.700%	3/1/49	2,280	2,142
	Bristol-Myers Squibb Co.	4.125%	6/15/39	21,177	19,048
	Bristol-Myers Squibb Co.	2.350%	11/13/40	28,285	19,589
	Bristol-Myers Squibb Co.	4.350%	11/15/47	3,300	2,886
	Bristol-Myers Squibb Co.	4.550%	2/20/48	777	703
	Bristol-Myers Squibb Co.	4.250%	10/26/49	97,990	83,579
	Bristol-Myers Squibb Co.	2.550%	11/13/50	3,180	1,976
	Bristol-Myers Squibb Co.	3.700%	3/15/52	7,380	5,730
	Bristol-Myers Squibb Co.	6.250%	11/15/53	6,405	7,249
	Bristol-Myers Squibb Co.	3.900%	3/15/62	39,835	30,488
	Bristol-Myers Squibb Co.	6.400%	11/15/63	18,715	21,486
[6]	Catalent Pharma Solutions Inc.	3.125%	2/15/29	125	110
[6]	Catalent Pharma Solutions Inc.	3.500%	4/1/30	70	62
	Children's Health System of Texas	2.511%	8/15/50	2,500	1,559
	Children's Hospital of Philadelphia	2.704%	7/1/50	1,250	832
	City of Hope	5.623%	11/15/43	1,944	1,944
	City of Hope	4.378%	8/15/48	1,671	1,384
	CommonSpirit Health	4.187%	10/1/49	1,412	1,166
[6]	CSL Finance plc	4.750%	4/27/52	14,200	13,358
	CVS Health Corp.	2.700%	8/21/40	2,100	1,477
	CVS Health Corp.	5.125%	7/20/45	2,805	2,619
	CVS Health Corp.	5.875%	6/1/53	4,290	4,407
	Danaher Corp.	2.600%	10/1/50	2,000	1,305
	Danaher Corp.	2.800%	12/10/51	2,275	1,530
[6]	DaVita Inc.	3.750%	2/15/31	140	115
	Dignity Health	4.500%	11/1/42	1,041	883
	Dignity Health	5.267%	11/1/64	758	719
	Elevance Health Inc.	6.100%	10/15/52	3,130	3,467
[5]	Eli Lilly & Co.	1.700%	11/1/49	400	314

Long-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Eli Lilly & Co.	4.950%	2/27/63	10,460	10,577
	GE HealthCare Technologies Inc.	6.377%	11/22/52	5,320	6,071
	Gilead Sciences Inc.	5.550%	10/15/53	10,145	10,754
	GlaxoSmithKline Capital Inc.	6.375%	5/15/38	33,294	38,714
	Hackensack Meridian Health Inc.	2.875%	9/1/50	1,250	834
	Inova Health System Foundation	4.068%	5/15/52	11,245	9,506
	Johnson & Johnson	3.625%	3/3/37	31,215	28,298
	Johnson & Johnson	3.400%	1/15/38	43,125	37,867
	Johnson & Johnson	3.750%	3/3/47	16,965	14,531
	Kaiser Foundation Hospitals	2.810%	6/1/41	17,350	13,049
	Kaiser Foundation Hospitals	4.875%	4/1/42	10,390	10,050
	Kaiser Foundation Hospitals	4.150%	5/1/47	17,944	15,664
	Kaiser Foundation Hospitals	3.002%	6/1/51	45,155	31,615
	Mass General Brigham Inc.	3.765%	7/1/48	6,455	5,199
	Mass General Brigham Inc.	3.192%	7/1/49	12,725	9,361
	Mass General Brigham Inc.	3.342%	7/1/60	39,084	27,583
	Mayo Clinic	3.774%	11/15/43	11,795	10,136
	Mayo Clinic	3.196%	11/15/61	23,785	16,581
	Memorial Sloan-Kettering Cancer Center	2.955%	1/1/50	2,050	1,419
	Memorial Sloan-Kettering Cancer Center	4.125%	7/1/52	2,000	1,711
	Merck & Co. Inc.	3.900%	3/7/39	4,400	3,978
	Merck & Co. Inc.	4.900%	5/17/44	19,955	19,863
	Merck & Co. Inc.	3.700%	2/10/45	70,945	59,339
	Merck & Co. Inc.	2.750%	12/10/51	23,400	15,687
	Merck & Co. Inc.	5.000%	5/17/53	35,990	36,050
	Merck & Co. Inc.	2.900%	12/10/61	2,180	1,410
	Merck & Co. Inc.	5.150%	5/17/63	17,520	17,773
	Mount Sinai Hospital	3.391%	7/1/50	2,000	1,371
	New York and Presbyterian Hospital	2.256%	8/1/40	4,777	3,270
	New York and Presbyterian Hospital	4.024%	8/1/45	12,210	10,658
	New York and Presbyterian Hospital	4.063%	8/1/56	3,743	3,050
	New York and Presbyterian Hospital	4.763%	8/1/16	5,250	4,620
	Northwell Healthcare Inc.	4.800%	11/1/42	1,041	946
	Northwell Healthcare Inc.	3.979%	11/1/46	1,944	1,574
	Northwell Healthcare Inc.	4.260%	11/1/47	947	790
	Northwell Healthcare Inc.	3.809%	11/1/49	2,284	1,754
	Northwestern Memorial Healthcare Obligated Group	2.633%	7/15/51	3,500	2,263
	Novant Health Inc.	2.637%	11/1/36	2,000	1,530
	Novant Health Inc.	3.168%	11/1/51	5,500	3,823
	Novant Health Inc.	3.318%	11/1/61	26,665	17,692
	Novartis Capital Corp.	4.400%	5/6/44	24,840	23,342
	NYU Langone Hospitals	4.784%	7/1/44	1,944	1,814
	OhioHealth Corp.	2.834%	11/15/41	4,875	3,629
[6]	Organon & Co. / Organon Foreign Debt Co.-Issuer BV	5.125%	4/30/31	95	82
[3]	Orlando Health Obligated Group	3.327%	10/1/50	1,350	977
	PeaceHealth Obligated Group	4.787%	11/15/48	1,515	1,330
	Pfizer Inc.	4.100%	9/15/38	20,280	18,512
	Pfizer Inc.	3.900%	3/15/39	34,185	30,178
	Pfizer Inc.	7.200%	3/15/39	33,687	41,561
	Pfizer Inc.	2.550%	5/28/40	5,000	3,624
	Pfizer Inc.	4.300%	6/15/43	2,865	2,597
	Pfizer Inc.	4.400%	5/15/44	8,165	7,647
	Pfizer Inc.	4.125%	12/15/46	7,734	6,797
	Pfizer Inc.	4.200%	9/15/48	16,686	14,682
	Pfizer Investment Enterprises Pte Ltd.	5.110%	5/19/43	53,140	52,856
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Pfizer Investment Enterprises Pte Ltd.	5.300%	5/19/53	39,890	40,396
	Pfizer Investment Enterprises Pte Ltd.	5.340%	5/19/63	49,085	49,224
	Piedmont Healthcare Inc.	2.719%	1/1/42	2,000	1,394
[3]	Providence St. Joseph Health Obligated Group	3.744%	10/1/47	4,605	3,472
	Providence St. Joseph Health Obligated Group	2.700%	10/1/51	8,725	5,227
[5]	Roche Finance Europe BV	3.586%	12/4/36	500	562
[6]	Roche Holdings Inc.	2.607%	12/13/51	15,380	10,048
	Stanford Health Care	3.027%	8/15/51	25,000	17,388
[6]	Star Parent Inc.	9.000%	10/1/30	60	63
	Sutter Health	3.161%	8/15/40	22,915	18,027
	Sutter Health	3.361%	8/15/50	11,962	8,944
	Sutter Health	5.547%	8/15/53	6,485	6,865
	Teva Pharmaceutical Finance Netherlands III BV	8.125%	9/15/31	250	275
	Teva Pharmaceutical Finance Netherlands III BV	4.100%	10/1/46	29	20
[5]	Thermo Fisher Scientific Finance I BV	2.000%	10/18/51	200	152
	Thermo Fisher Scientific Inc.	2.800%	10/15/41	5,460	4,090
[5]	Thermo Fisher Scientific Inc.	1.875%	10/1/49	400	301
[3]	Trinity Health Corp.	3.434%	12/1/48	1,045	812
	UnitedHealth Group Inc.	6.875%	2/15/38	4,322	5,185
	UnitedHealth Group Inc.	3.500%	8/15/39	20,796	17,604
	UnitedHealth Group Inc.	2.750%	5/15/40	1,520	1,144
	UnitedHealth Group Inc.	3.050%	5/15/41	21,325	16,583
	UnitedHealth Group Inc.	4.625%	11/15/41	158	151
	UnitedHealth Group Inc.	4.375%	3/15/42	23,917	22,122
	UnitedHealth Group Inc.	3.950%	10/15/42	1,346	1,178
	UnitedHealth Group Inc.	4.750%	7/15/45	48,920	47,283
	UnitedHealth Group Inc.	4.250%	4/15/47	14,906	13,202
	UnitedHealth Group Inc.	3.750%	10/15/47	25,610	20,848
	UnitedHealth Group Inc.	4.250%	6/15/48	29,232	25,770
	UnitedHealth Group Inc.	4.450%	12/15/48	2,890	2,616
	UnitedHealth Group Inc.	3.700%	8/15/49	21,722	17,330
	UnitedHealth Group Inc.	2.900%	5/15/50	3,000	2,083
	UnitedHealth Group Inc.	3.250%	5/15/51	25,845	18,960
	UnitedHealth Group Inc.	4.750%	5/15/52	11,165	10,564
	UnitedHealth Group Inc.	5.875%	2/15/53	32,365	36,019
	UnitedHealth Group Inc.	5.050%	4/15/53	2,100	2,080
	UnitedHealth Group Inc.	6.050%	2/15/63	3,400	3,863
	UnitedHealth Group Inc.	5.200%	4/15/63	6,125	6,142
	Wyeth LLC	6.500%	2/1/34	1,240	1,402
	Wyeth LLC	5.950%	4/1/37	53,438	58,573
	Yale-New Haven Health Services Corp.	2.496%	7/1/50	1,250	753
					1,781,162
Industrials (4.0%)
	Boeing Co.	3.500%	3/1/39	760	597
	Boeing Co.	5.705%	5/1/40	1,500	1,509
	Boeing Co.	5.805%	5/1/50	4,500	4,511
	Boeing Co.	5.930%	5/1/60	2,300	2,293
	Burlington Northern Santa Fe LLC	4.950%	9/15/41	2,000	1,965
	Burlington Northern Santa Fe LLC	4.400%	3/15/42	24,790	22,768
	Burlington Northern Santa Fe LLC	4.375%	9/1/42	41,150	37,750
	Burlington Northern Santa Fe LLC	4.450%	3/15/43	11,200	10,343
	Burlington Northern Santa Fe LLC	5.150%	9/1/43	2,470	2,497
	Burlington Northern Santa Fe LLC	4.900%	4/1/44	16,500	16,111

Long-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Burlington Northern Santa Fe LLC	4.550%	9/1/44	43,085	40,087
	Burlington Northern Santa Fe LLC	4.150%	4/1/45	12,335	10,814
	Burlington Northern Santa Fe LLC	4.125%	6/15/47	11,910	10,276
	Burlington Northern Santa Fe LLC	4.050%	6/15/48	5,081	4,324
	Burlington Northern Santa Fe LLC	4.150%	12/15/48	18,399	15,865
	Burlington Northern Santa Fe LLC	3.550%	2/15/50	19,445	15,310
	Burlington Northern Santa Fe LLC	3.050%	2/15/51	4,000	2,839
	Burlington Northern Santa Fe LLC	3.300%	9/15/51	17,015	12,617
	Burlington Northern Santa Fe LLC	2.875%	6/15/52	5,830	3,977
	Burlington Northern Santa Fe LLC	5.200%	4/15/54	4,450	4,532
	Canadian National Railway Co.	3.200%	8/2/46	1,000	761
	Canadian National Railway Co.	3.650%	2/3/48	28,169	22,906
	Canadian National Railway Co.	4.450%	1/20/49	1,000	921
	Canadian National Railway Co.	4.400%	8/5/52	2,405	2,191
	Canadian Pacific Railway Co.	3.100%	12/2/51	4,490	3,171
[6]	Carrier Global Corp.	6.200%	3/15/54	2,570	2,906
[6]	Carrier Global Corp.	6.200%	3/15/54	4,990	5,642
	Caterpillar Inc.	6.050%	8/15/36	2,968	3,344
	Caterpillar Inc.	3.803%	8/15/42	26,112	22,591
	CSX Corp.	4.750%	5/30/42	878	832
	CSX Corp.	3.800%	4/15/50	1,109	887
	Delta Air Lines Inc.	2.900%	10/28/24	70	68
	Eaton Corp.	4.700%	8/23/52	2,335	2,235
	Emerson Electric Co.	2.800%	12/21/51	4,130	2,757
[6]	Gates Global LLC / Gates Corp.	6.250%	1/15/26	53	53
	General Dynamics Corp.	4.250%	4/1/40	8,325	7,655
[5]	Heathrow Funding Ltd.	1.875%	3/14/36	700	636
	Honeywell International Inc.	4.500%	1/15/34	3,840	3,798
	Honeywell International Inc.	5.700%	3/15/36	10,300	11,143
	Honeywell International Inc.	5.700%	3/15/37	6,250	6,768
[3]	JetBlue Pass Through Trust Class AA Series 2019-1	2.750%	11/15/33	1,169	987
	Lockheed Martin Corp.	4.750%	2/15/34	4,000	4,016
	Lockheed Martin Corp.	3.600%	3/1/35	2,000	1,808
	Lockheed Martin Corp.	4.500%	5/15/36	12,189	11,913
	Lockheed Martin Corp.	4.070%	12/15/42	7,394	6,576
	Lockheed Martin Corp.	3.800%	3/1/45	8,572	7,234
	Lockheed Martin Corp.	4.700%	5/15/46	4,544	4,362
	Lockheed Martin Corp.	2.800%	6/15/50	26,945	18,524
	Lockheed Martin Corp.	4.090%	9/15/52	29,552	25,449
	Lockheed Martin Corp.	4.150%	6/15/53	58,665	50,787
	Lockheed Martin Corp.	4.300%	6/15/62	4,070	3,530
	Lockheed Martin Corp.	5.900%	11/15/63	12,770	14,323
	Lockheed Martin Corp.	5.200%	2/15/64	16,285	16,535
[6]	Mileage Plus Holdings LLC / Mileage Plus Intellectual Property Assets Ltd.	6.500%	6/20/27	285	286
[7]	Motability Operations Group plc	4.875%	1/17/43	500	604
	Norfolk Southern Corp.	4.550%	6/1/53	3,390	3,054
	Norfolk Southern Corp.	5.950%	3/15/64	5,330	5,817
	Northrop Grumman Corp.	5.250%	5/1/50	700	705
	Northrop Grumman Corp.	4.950%	3/15/53	12,410	12,016
	Northrop Grumman Corp.	5.199%	6/1/54	30,255	30,383
	Rockwell Automation Inc.	2.800%	8/15/61	16,045	10,020
[6]	Rolls-Royce plc	3.625%	10/14/25	50	48
	RTX Corp.	5.700%	4/15/40	1,000	1,039
	RTX Corp.	4.875%	10/15/40	7,130	6,823
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	RTX Corp.	6.400%	3/15/54	7,240	8,330
[6]	TransDigm Inc.	6.750%	8/15/28	60	61
[6]	TransDigm Inc.	6.875%	12/15/30	105	108
	Union Pacific Corp.	3.375%	2/14/42	20,855	16,811
	Union Pacific Corp.	3.500%	2/14/53	10,370	8,055
	Union Pacific Corp.	3.550%	5/20/61	7,500	5,576
	Union Pacific Corp.	5.150%	1/20/63	31,730	31,619
	Union Pacific Corp.	3.850%	2/14/72	8,140	6,309
[3]	United Airlines Class AA Series 2019-2 Pass Through Trust	2.700%	11/1/33	1,620	1,380
[6]	United Airlines Inc.	4.625%	4/15/29	300	278
	United Parcel Service Inc.	4.875%	11/15/40	3,000	2,957
					640,573
Materials (1.1%)
	Air Products and Chemicals Inc.	2.700%	5/15/40	1,830	1,370
[6]	Ardagh Metal Packaging Finance USA LLC / Ardagh Metal Packaging Finance plc	4.000%	9/1/29	93	76
[5]	BASF SE	4.500%	3/8/35	200	231
	BHP Billiton Finance USA Ltd.	4.125%	2/24/42	29,647	26,461
	BHP Billiton Finance USA Ltd.	5.000%	9/30/43	6,250	6,208
	BHP Billiton Finance USA Ltd.	5.500%	9/8/53	11,165	11,841
[6]	Canpack SA / Canpack US LLC	3.875%	11/15/29	203	179
[6]	Chemours Co.	4.625%	11/15/29	193	169
[6]	Corp. Nacional del Cobre de Chile	6.300%	9/8/53	25,565	25,178
	Ecolab Inc.	3.950%	12/1/47	1,558	1,336
	Ecolab Inc.	2.125%	8/15/50	10,990	6,595
	Ecolab Inc.	2.700%	12/15/51	40,570	26,725
	Linde Inc.	3.550%	11/7/42	1,799	1,485
[5]	Linde plc	1.625%	3/31/35	800	733
	Nutrien Ltd.	5.875%	12/1/36	1,520	1,598
	Nutrien Ltd.	5.800%	3/27/53	1,655	1,725
[6]	Olympus Water US Holding Corp.	9.750%	11/15/28	195	207
	Rio Tinto Finance USA Ltd.	5.200%	11/2/40	2,000	2,038
	Rio Tinto Finance USA Ltd.	2.750%	11/2/51	27,410	18,138
	Rio Tinto Finance USA plc	4.125%	8/21/42	29,895	26,588
	Rio Tinto Finance USA plc	5.125%	3/9/53	21,575	21,730
[6]	SNF Group SACA	3.125%	3/15/27	305	282
[6]	SNF Group SACA	3.375%	3/15/30	120	103
[6]	WR Grace Holdings LLC	5.625%	8/15/29	230	203
[6]	WR Grace Holdings LLC	7.375%	3/1/31	30	31
					181,230
Real Estate (0.6%)
	Agree LP	2.600%	6/15/33	1,760	1,395
	Alexandria Real Estate Equities Inc.	4.750%	4/15/35	3,420	3,295
	American Homes 4 Rent LP	3.375%	7/15/51	1,925	1,310
	Essex Portfolio LP	4.500%	3/15/48	1,700	1,453
	Highwoods Realty LP	7.650%	2/1/34	5,000	5,506
	Kilroy Realty LP	6.250%	1/15/36	3,240	3,239
	Mid-America Apartments LP	2.875%	9/15/51	2,250	1,466
	MPT Operating Partnership LP / MPT Finance Corp.	3.500%	3/15/31	435	268
[5]	Prologis Euro Finance LLC	4.250%	1/31/43	500	535
	Prologis LP	5.125%	1/15/34	5,598	5,687
	Prologis LP	5.250%	6/15/53	5,937	5,971
	Prologis LP	5.250%	3/15/54	13,685	13,773
	Public Storage Operating Co.	5.350%	8/1/53	3,930	4,026
[5]	Realty Income Corp.	5.125%	7/6/34	300	350
	Simon Property Group LP	6.750%	2/1/40	1,100	1,251
	Simon Property Group LP	4.250%	10/1/44	3,005	2,507

Long-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Simon Property Group LP	3.250%	9/13/49	33,520	24,134
	Simon Property Group LP	3.800%	7/15/50	1,600	1,259
	Simon Property Group LP	5.850%	3/8/53	1,300	1,380
	Simon Property Group LP	6.650%	1/15/54	11,535	13,586
					92,391
Technology (9.8%)
	Advanced Micro Devices Inc.	4.393%	6/1/52	3,410	3,117
	Apple Inc.	2.375%	2/8/41	9,100	6,624
	Apple Inc.	3.850%	5/4/43	41,670	36,935
	Apple Inc.	3.450%	2/9/45	32,295	26,645
	Apple Inc.	4.375%	5/13/45	19,275	18,201
	Apple Inc.	4.650%	2/23/46	33,320	32,714
	Apple Inc.	3.850%	8/4/46	32,830	28,342
	Apple Inc.	4.250%	2/9/47	33,690	31,210
	Apple Inc.	3.750%	9/12/47	5,000	4,212
	Apple Inc.	3.750%	11/13/47	24,095	20,307
	Apple Inc.	2.950%	9/11/49	33,382	24,070
	Apple Inc.	2.650%	2/8/51	59,650	40,006
	Apple Inc.	2.700%	8/5/51	46,125	31,072
	Apple Inc.	3.950%	8/8/52	8,965	7,685
	Apple Inc.	4.850%	5/10/53	25,395	25,494
	Apple Inc.	4.100%	8/8/62	19,210	16,620
	Applied Materials Inc.	5.100%	10/1/35	95	99
[6]	Broadcom Inc.	3.137%	11/15/35	2,500	2,049
[6]	Broadcom Inc.	3.187%	11/15/36	2,230	1,810
[6]	Broadcom Inc.	4.926%	5/15/37	3,880	3,738
	Cisco Systems Inc.	5.900%	2/15/39	13,465	14,917
	Cisco Systems Inc.	5.500%	1/15/40	17,202	18,290
[6]	Cloud Software Group Inc.	6.500%	3/31/29	25	23
[6]	CommScope Inc.	7.125%	7/1/28	136	59
	Dell International LLC / EMC Corp.	8.100%	7/15/36	1,727	2,128
	Dell International LLC / EMC Corp.	3.375%	12/15/41	3,000	2,277
[6]	Entegris Escrow Corp.	4.750%	4/15/29	1,625	1,554
	Global Payments Inc.	5.950%	8/15/52	3,820	3,885
[6]	GTCR W-2 Merger Sub LLC	7.500%	1/15/31	35	36
	IBM International Capital Pte. Ltd.	5.250%	2/5/44	42,955	42,968
	IBM International Capital Pte. Ltd.	5.300%	2/5/54	25,070	25,136
	Intel Corp.	5.625%	2/10/43	18,350	19,442
	Intel Corp.	4.100%	5/19/46	7,330	6,374
	Intel Corp.	4.100%	5/11/47	33,355	28,572
	Intel Corp.	3.734%	12/8/47	57,997	46,287
	Intel Corp.	3.250%	11/15/49	42,600	30,795
	Intel Corp.	4.750%	3/25/50	9,620	8,903
	Intel Corp.	3.050%	8/12/51	17,768	12,287
	Intel Corp.	4.900%	8/5/52	30,465	29,199
	Intel Corp.	5.700%	2/10/53	34,325	36,144
	Intel Corp.	3.100%	2/15/60	19,740	13,038
	Intel Corp.	3.200%	8/12/61	3,400	2,279
	Intel Corp.	5.050%	8/5/62	23,310	22,353
	Intel Corp.	5.900%	2/10/63	14,300	15,474
	International Business Machines Corp.	4.150%	5/15/39	29,305	26,538
	International Business Machines Corp.	4.000%	6/20/42	4,443	3,866
	International Business Machines Corp.	4.250%	5/15/49	35,713	31,055
	International Business Machines Corp.	3.430%	2/9/52	13,845	10,227
	International Business Machines Corp.	4.900%	7/27/52	21,500	20,539
	Intuit Inc.	5.500%	9/15/53	19,955	21,276
	KLA Corp.	5.000%	3/15/49	1,256	1,232
	KLA Corp.	4.950%	7/15/52	3,790	3,717
	Mastercard Inc.	3.950%	2/26/48	20,075	17,542
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[6]	McAfee Corp.	7.375%	2/15/30	114	103
	Microsoft Corp.	2.525%	6/1/50	185,072	123,276
	Microsoft Corp.	2.921%	3/17/52	94,207	67,697
	Microsoft Corp.	2.675%	6/1/60	58,124	38,084
	Microsoft Corp.	3.041%	3/17/62	36,210	25,423
	NVIDIA Corp.	3.500%	4/1/40	22,525	19,413
	NVIDIA Corp.	3.500%	4/1/50	29,900	24,324
	NVIDIA Corp.	3.700%	4/1/60	13,140	10,835
	Oracle Corp.	6.500%	4/15/38	17,605	19,411
	Oracle Corp.	5.375%	7/15/40	19,240	18,999
	Oracle Corp.	4.125%	5/15/45	24,805	20,358
	Oracle Corp.	4.000%	7/15/46	22,790	18,223
	Oracle Corp.	3.950%	3/25/51	13,200	10,244
	QUALCOMM Inc.	4.800%	5/20/45	12,300	12,063
	QUALCOMM Inc.	4.300%	5/20/47	43,145	39,057
	QUALCOMM Inc.	4.500%	5/20/52	26,500	24,208
	QUALCOMM Inc.	6.000%	5/20/53	25,365	28,769
	S&P Global Inc.	3.250%	12/1/49	2,000	1,460
	S&P Global Inc.	3.700%	3/1/52	59,428	47,373
	Salesforce Inc.	2.700%	7/15/41	5,150	3,833
	Salesforce Inc.	2.900%	7/15/51	30,670	21,233
	Salesforce Inc.	3.050%	7/15/61	20,640	14,014
	Texas Instruments Inc.	3.875%	3/15/39	6,056	5,531
	Texas Instruments Inc.	4.100%	8/16/52	1,250	1,078
	Texas Instruments Inc.	5.000%	3/14/53	21,310	21,251
	Texas Instruments Inc.	5.050%	5/18/63	18,850	18,653
	Visa Inc.	2.700%	4/15/40	4,500	3,446
	Visa Inc.	4.300%	12/14/45	30,390	27,968
	Visa Inc.	3.650%	9/15/47	37,123	30,777
					1,576,466
Utilities (15.3%)
	AEP Transmission Co. LLC	3.750%	12/1/47	38,300	30,470
	AEP Transmission Co. LLC	4.250%	9/15/48	5,580	4,737
	AEP Transmission Co. LLC	3.800%	6/15/49	5,436	4,261
	AEP Transmission Co. LLC	3.650%	4/1/50	3,525	2,727
	AEP Transmission Co. LLC	4.500%	6/15/52	11,240	9,967
	AEP Transmission Co. LLC	5.400%	3/15/53	1,130	1,152
	Alabama Power Co.	6.000%	3/1/39	9,745	10,454
	Alabama Power Co.	5.500%	3/15/41	26,874	26,814
	Alabama Power Co.	5.200%	6/1/41	14,920	14,597
	Alabama Power Co.	3.850%	12/1/42	1,065	887
	Alabama Power Co.	3.750%	3/1/45	23,325	18,877
	Alabama Power Co.	3.450%	10/1/49	1,944	1,457
	Alabama Power Co.	3.125%	7/15/51	2,700	1,890
	Ameren Illinois Co.	4.500%	3/15/49	27,960	25,116
	Ameren Illinois Co.	2.900%	6/15/51	6,730	4,510
	Ameren Illinois Co.	5.900%	12/1/52	2,625	2,872
	Appalachian Power Co.	6.700%	8/15/37	17,970	20,021
	Appalachian Power Co.	4.400%	5/15/44	1,995	1,674
	Appalachian Power Co.	3.700%	5/1/50	3,760	2,790
	Arizona Public Service Co.	2.650%	9/15/50	3,251	1,987
	Atmos Energy Corp.	4.150%	1/15/43	1,420	1,263
	Atmos Energy Corp.	4.125%	10/15/44	2,150	1,891
	Atmos Energy Corp.	3.375%	9/15/49	2,890	2,153
	Atmos Energy Corp.	6.200%	11/15/53	2,620	2,999
	Baltimore Gas and Electric Co.	6.350%	10/1/36	1,165	1,278
	Baltimore Gas and Electric Co.	4.250%	9/15/48	26,475	22,567
	Baltimore Gas and Electric Co.	4.550%	6/1/52	5,690	5,113
	Berkshire Hathaway Energy Co.	5.950%	5/15/37	4,890	5,226
	Berkshire Hathaway Energy Co.	5.150%	11/15/43	25,000	24,717
	Berkshire Hathaway Energy Co.	4.500%	2/1/45	45,725	41,928

Long-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Berkshire Hathaway Energy Co.	4.450%	1/15/49	10,604	9,174
[6]	Brooklyn Union Gas Co.	4.487%	3/4/49	35,000	27,590
[7]	Cadent Finance plc	2.250%	10/10/35	400	364
	CenterPoint Energy Houston Electric LLC	2.900%	7/1/50	5,200	3,558
	CenterPoint Energy Houston Electric LLC	3.350%	4/1/51	1,330	985
	CenterPoint Energy Houston Electric LLC	3.600%	3/1/52	2,000	1,551
	CenterPoint Energy Houston Electric LLC	4.850%	10/1/52	3,800	3,622
	CenterPoint Energy Houston Electric LLC	5.300%	4/1/53	5,720	5,839
	CenterPoint Energy Inc.	3.700%	9/1/49	1,244	931
	CenterPoint Energy Resources Corp.	4.100%	9/1/47	2,615	2,151
[6]	Clearway Energy Operating LLC	3.750%	1/15/32	12	10
	CMS Energy Corp.	4.875%	3/1/44	2,902	2,742
	Commonwealth Edison Co.	5.900%	3/15/36	2,810	3,023
	Commonwealth Edison Co.	3.800%	10/1/42	20,733	17,106
	Commonwealth Edison Co.	4.600%	8/15/43	15,205	13,998
	Commonwealth Edison Co.	4.700%	1/15/44	15,891	14,633
	Commonwealth Edison Co.	3.700%	3/1/45	17,765	14,249
	Commonwealth Edison Co.	4.350%	11/15/45	11,060	9,625
	Commonwealth Edison Co.	3.650%	6/15/46	13,732	10,733
	Commonwealth Edison Co.	4.000%	3/1/48	8,765	7,270
	Commonwealth Edison Co.	4.000%	3/1/49	13,485	11,079
	Commonwealth Edison Co.	3.000%	3/1/50	2,000	1,367
	Commonwealth Edison Co.	3.125%	3/15/51	2,060	1,431
	Commonwealth Edison Co.	2.750%	9/1/51	1,500	960
	Commonwealth Edison Co.	3.850%	3/15/52	1,500	1,191
	Commonwealth Edison Co.	5.300%	2/1/53	2,170	2,183
	Connecticut Light and Power Co.	6.350%	6/1/36	14,382	15,818
	Connecticut Light and Power Co.	4.300%	4/15/44	1,390	1,223
	Connecticut Light and Power Co.	4.150%	6/1/45	16,885	14,745
	Connecticut Light and Power Co.	4.000%	4/1/48	6,645	5,569
	Consolidated Edison Co. of New York Inc.	5.100%	6/15/33	691	678
	Consolidated Edison Co. of New York Inc.	5.850%	3/15/36	9,947	10,473
	Consolidated Edison Co. of New York Inc.	6.200%	6/15/36	10,637	11,534
	Consolidated Edison Co. of New York Inc.	6.750%	4/1/38	9,925	11,332
	Consolidated Edison Co. of New York Inc.	5.500%	12/1/39	8,668	8,790
	Consolidated Edison Co. of New York Inc.	5.700%	6/15/40	852	875
	Consolidated Edison Co. of New York Inc.	4.200%	3/15/42	10,501	9,030
	Consolidated Edison Co. of New York Inc.	3.950%	3/1/43	8,740	7,332
	Consolidated Edison Co. of New York Inc.	4.450%	3/15/44	50,016	44,497
	Consolidated Edison Co. of New York Inc.	4.500%	12/1/45	5,715	5,090
	Consolidated Edison Co. of New York Inc.	3.850%	6/15/46	7,000	5,649
	Consolidated Edison Co. of New York Inc.	3.875%	6/15/47	3,715	2,986
	Consolidated Edison Co. of New York Inc.	4.650%	12/1/48	2,995	2,684
	Consolidated Edison Co. of New York Inc.	4.125%	5/15/49	1,000	828
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Consolidated Edison Co. of New York Inc.	3.950%	4/1/50	2,000	1,652
Consolidated Edison Co. of New York Inc.	3.200%	12/1/51	38,421	26,931
Consolidated Edison Co. of New York Inc.	5.900%	11/15/53	16,935	18,451
Consolidated Edison Co. of New York Inc.	4.625%	12/1/54	5,425	4,842
Consolidated Edison Co. of New York Inc.	4.300%	12/1/56	2,285	1,918
Consolidated Edison Co. of New York Inc.	4.500%	5/15/58	947	824
Consolidated Edison Co. of New York Inc.	3.000%	12/1/60	25,563	16,267
Constellation Energy Generation LLC	6.500%	10/1/53	2,460	2,748
Consumers Energy Co.	3.750%	2/15/50	1,944	1,569
Consumers Energy Co.	3.100%	8/15/50	33,646	24,169
Consumers Energy Co.	2.650%	8/15/52	11,455	7,380
Consumers Energy Co.	4.200%	9/1/52	11,380	9,799
Consumers Energy Co.	2.500%	5/1/60	12,610	7,377
Dominion Energy Inc.	4.900%	8/1/41	6,000	5,503
Dominion Energy South Carolina Inc.	6.050%	1/15/38	11,775	12,718
Dominion Energy South Carolina Inc.	5.450%	2/1/41	3,000	3,024
Dominion Energy South Carolina Inc.	4.600%	6/15/43	2,340	2,126
Dominion Energy South Carolina Inc.	6.250%	10/15/53	2,935	3,335
DTE Electric Co.	4.300%	7/1/44	3,320	2,919
DTE Electric Co.	3.700%	3/15/45	2,910	2,344
DTE Electric Co.	2.950%	3/1/50	2,235	1,540
DTE Electric Co.	3.250%	4/1/51	2,000	1,432
DTE Electric Co.	3.650%	3/1/52	10,715	8,296
DTE Electric Co.	5.400%	4/1/53	2,260	2,318
Duke Energy Carolinas LLC	5.300%	2/15/40	8,910	8,977
Duke Energy Carolinas LLC	4.250%	12/15/41	16,300	14,288
Duke Energy Carolinas LLC	4.000%	9/30/42	42,092	35,511
Duke Energy Carolinas LLC	3.750%	6/1/45	2,373	1,881
Duke Energy Carolinas LLC	3.875%	3/15/46	2,000	1,606
Duke Energy Carolinas LLC	3.700%	12/1/47	1,500	1,162
Duke Energy Carolinas LLC	3.200%	8/15/49	947	674
Duke Energy Carolinas LLC	3.450%	4/15/51	10,945	8,084
Duke Energy Carolinas LLC	3.550%	3/15/52	1,300	973
Duke Energy Florida LLC	6.350%	9/15/37	758	837
Duke Energy Florida LLC	5.650%	4/1/40	3,350	3,445
Duke Energy Florida LLC	3.850%	11/15/42	1,466	1,199
Duke Energy Florida LLC	3.400%	10/1/46	2,000	1,484
Duke Energy Florida LLC	4.200%	7/15/48	2,950	2,487
Duke Energy Florida LLC	3.000%	12/15/51	2,450	1,638
Duke Energy Florida LLC	6.200%	11/15/53	12,305	13,769
Duke Energy Indiana LLC	6.120%	10/15/35	1,000	1,066
Duke Energy Indiana LLC	6.350%	8/15/38	775	855
Duke Energy Indiana LLC	6.450%	4/1/39	1,311	1,457
Duke Energy Indiana LLC	4.200%	3/15/42	12,700	10,867
Duke Energy Indiana LLC	4.900%	7/15/43	29,514	27,928
Duke Energy Indiana LLC	3.250%	10/1/49	2,465	1,743
Duke Energy Indiana LLC	2.750%	4/1/50	13,461	8,580
Duke Energy Indiana LLC	5.400%	4/1/53	9,060	9,037
Duke Energy Ohio Inc.	3.700%	6/15/46	10,325	8,017
Duke Energy Ohio Inc.	4.300%	2/1/49	1,000	836
Duke Energy Ohio Inc.	5.650%	4/1/53	3,305	3,415
Duke Energy Progress LLC	4.100%	5/15/42	2,250	1,912
Duke Energy Progress LLC	4.100%	3/15/43	23,186	19,664
Duke Energy Progress LLC	4.150%	12/1/44	29,945	25,337
Duke Energy Progress LLC	4.200%	8/15/45	22,105	18,759
Duke Energy Progress LLC	3.700%	10/15/46	22,000	17,089

Long-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Duke Energy Progress LLC	3.600%	9/15/47	2,000	1,527
	Duke Energy Progress LLC	2.500%	8/15/50	1,000	614
	Duke Energy Progress LLC	2.900%	8/15/51	28,945	19,088
	Duke Energy Progress LLC	4.000%	4/1/52	7,295	5,919
[5]	Enel Finance International NV	4.500%	2/20/43	500	557
[5]	Engie SA	4.250%	1/11/43	700	776
	Entergy Arkansas LLC	2.650%	6/15/51	2,665	1,660
	Entergy Louisiana LLC	4.000%	3/15/33	651	605
	Entergy Louisiana LLC	4.200%	9/1/48	1,400	1,166
	Entergy Louisiana LLC	4.200%	4/1/50	1,500	1,249
	Entergy Louisiana LLC	2.900%	3/15/51	2,800	1,836
	Entergy Texas Inc.	5.000%	9/15/52	400	374
	Entergy Texas Inc.	5.800%	9/1/53	930	989
	Evergy Kansas Central Inc.	4.125%	3/1/42	1,112	948
	Evergy Kansas Central Inc.	4.625%	9/1/43	1,231	1,067
	Evergy Kansas Central Inc.	3.250%	9/1/49	8,050	5,610
	Evergy Kansas Central Inc.	3.450%	4/15/50	500	364
	Exelon Corp.	4.450%	4/15/46	450	389
	Exelon Corp.	4.100%	3/15/52	2,365	1,897
	FirstEnergy Corp.	2.650%	3/1/30	1,475	1,285
	Florida Power & Light Co.	5.650%	2/1/37	1,500	1,583
	Florida Power & Light Co.	5.960%	4/1/39	947	1,046
	Florida Power & Light Co.	5.690%	3/1/40	663	704
	Florida Power & Light Co.	5.250%	2/1/41	2,779	2,815
	Florida Power & Light Co.	3.950%	3/1/48	5,859	4,909
	Florida Power & Light Co.	3.990%	3/1/49	2,890	2,420
	Georgia Power Co.	4.750%	9/1/40	33,945	31,801
	Georgia Power Co.	4.300%	3/15/42	15,551	13,716
	Georgia Power Co.	3.700%	1/30/50	17,230	13,528
	Georgia Power Co.	5.125%	5/15/52	540	531
	Idaho Power Co.	5.500%	3/15/53	1,530	1,542
	Indiana Michigan Power Co.	3.750%	7/1/47	1,000	764
	Indiana Michigan Power Co.	4.250%	8/15/48	1,164	966
	Indiana Michigan Power Co.	5.625%	4/1/53	4,945	5,095
[3]	John Sevier Combined Cycle Generation LLC	4.626%	1/15/42	17,104	15,973
	Kentucky Utilities Co.	5.125%	11/1/40	5,084	4,927
	Kentucky Utilities Co.	4.375%	10/1/45	18,000	15,535
	Kentucky Utilities Co.	3.300%	6/1/50	1,900	1,357
	Louisville Gas and Electric Co.	4.250%	4/1/49	17,050	14,267
[6]	Massachusetts Electric Co.	4.004%	8/15/46	10,890	8,491
	MidAmerican Energy Co.	5.800%	10/15/36	1,473	1,562
	MidAmerican Energy Co.	4.800%	9/15/43	22,525	21,096
	MidAmerican Energy Co.	4.250%	5/1/46	24,721	21,372
	MidAmerican Energy Co.	3.950%	8/1/47	2,000	1,650
	MidAmerican Energy Co.	4.250%	7/15/49	15,510	13,394
	MidAmerican Energy Co.	3.150%	4/15/50	1,000	708
	MidAmerican Energy Co.	2.700%	8/1/52	1,250	794
	MidAmerican Energy Co.	5.300%	2/1/55	1,970	1,996
[6]	Monongahela Power Co.	5.400%	12/15/43	10,640	10,347
[5]	National Grid plc	4.275%	1/16/35	300	332
	National Rural Utilities Cooperative Finance Corp.	4.023%	11/1/32	2,100	1,967
	National Rural Utilities Cooperative Finance Corp.	4.300%	3/15/49	13,055	11,211
	Nevada Power Co.	5.450%	5/15/41	21,620	21,377
	Nevada Power Co.	3.125%	8/1/50	1,500	1,016
	Nevada Power Co.	6.000%	3/15/54	950	1,022
[6]	New England Power Co.	2.807%	10/6/50	15,615	9,852
[6]	Niagara Mohawk Power Corp.	5.664%	1/17/54	1,230	1,241
	Northern States Power Co.	6.250%	6/1/36	780	864
	Northern States Power Co.	6.200%	7/1/37	1,944	2,140
	Northern States Power Co.	5.350%	11/1/39	758	774
	Northern States Power Co.	3.400%	8/15/42	1,000	786
	Northern States Power Co.	4.000%	8/15/45	805	668
	Northern States Power Co.	3.600%	9/15/47	12,525	9,779
	Northern States Power Co.	4.200%	9/1/48	12,250	9,957
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Northern States Power Co.	2.600%	6/1/51	14,765	9,440
	Northern States Power Co.	4.500%	6/1/52	3,000	2,708
	Northern States Power Co.	5.100%	5/15/53	21,580	21,366
	NSTAR Electric Co.	3.100%	6/1/51	1,000	691
	Oglethorpe Power Corp.	5.050%	10/1/48	8,535	7,696
[6]	Oglethorpe Power Corp.	6.200%	12/1/53	8,155	8,643
	Ohio Power Co.	4.000%	6/1/49	2,724	2,174
	Oncor Electric Delivery Co. LLC	7.500%	9/1/38	1,420	1,741
	Oncor Electric Delivery Co. LLC	5.250%	9/30/40	3,103	3,157
	Oncor Electric Delivery Co. LLC	3.800%	9/30/47	16,908	13,551
	Oncor Electric Delivery Co. LLC	3.800%	6/1/49	1,420	1,156
	Oncor Electric Delivery Co. LLC	3.700%	5/15/50	2,195	1,735
	Oncor Electric Delivery Co. LLC	2.700%	11/15/51	10,080	6,482
	Pacific Gas and Electric Co.	4.950%	7/1/50	11,500	10,003
	Pacific Gas and Electric Co.	3.500%	8/1/50	2,415	1,686
	Pacific Gas and Electric Co.	6.750%	1/15/53	16,081	17,725
	Pacific Gas and Electric Co.	6.700%	4/1/53	2,676	2,945
	PacifiCorp	5.250%	6/15/35	1,232	1,220
	PacifiCorp	6.100%	8/1/36	1,420	1,494
	PacifiCorp	6.250%	10/15/37	1,957	2,098
	PacifiCorp	6.350%	7/15/38	29,744	32,163
	PacifiCorp	6.000%	1/15/39	12,981	13,593
	PacifiCorp	4.125%	1/15/49	5,737	4,580
	PacifiCorp	4.150%	2/15/50	22,050	17,573
	PacifiCorp	5.350%	12/1/53	3,060	2,892
	PacifiCorp	5.800%	1/15/55	3,830	3,844
	PECO Energy Co.	4.800%	10/15/43	10,365	9,537
	PECO Energy Co.	4.150%	10/1/44	396	341
	PECO Energy Co.	3.700%	9/15/47	15,500	12,376
	PECO Energy Co.	3.900%	3/1/48	5,890	4,877
	PECO Energy Co.	3.050%	3/15/51	3,000	2,087
	PECO Energy Co.	4.600%	5/15/52	3,040	2,790
	PECO Energy Co.	4.375%	8/15/52	3,800	3,352
	Potomac Electric Power Co.	6.500%	11/15/37	1,160	1,317
	Potomac Electric Power Co.	7.900%	12/15/38	142	184
	Potomac Electric Power Co.	4.150%	3/15/43	13,575	11,911
	PPL Electric Utilities Corp.	6.450%	8/15/37	10,200	11,091
	PPL Electric Utilities Corp.	6.250%	5/15/39	10,924	12,218
	PPL Electric Utilities Corp.	5.200%	7/15/41	1,183	1,156
	PPL Electric Utilities Corp.	3.950%	6/1/47	12,500	10,375
	PPL Electric Utilities Corp.	5.250%	5/15/53	2,210	2,227
	Public Service Co. of Colorado	6.250%	9/1/37	960	1,040
	Public Service Co. of Colorado	3.600%	9/15/42	20,555	16,196
	Public Service Co. of Colorado	4.300%	3/15/44	2,761	2,370
	Public Service Co. of Colorado	3.800%	6/15/47	2,260	1,774
	Public Service Co. of Colorado	4.050%	9/15/49	34,010	27,155
	Public Service Co. of Colorado	4.500%	6/1/52	5,660	4,866
	Public Service Co. of New Hampshire	5.150%	1/15/53	1,050	1,042
	Public Service Electric and Gas Co.	3.600%	12/1/47	2,000	1,591
	Public Service Electric and Gas Co.	3.850%	5/1/49	2,890	2,381
	Public Service Electric and Gas Co.	3.200%	8/1/49	1,065	777
	Public Service Electric and Gas Co.	2.700%	5/1/50	19,725	13,133
	Public Service Electric and Gas Co.	3.000%	3/1/51	8,875	6,203
	Public Service Electric and Gas Co.	5.125%	3/15/53	19,940	20,058
	Puget Sound Energy Inc.	6.274%	3/15/37	473	512

Long-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Puget Sound Energy Inc.	5.757%	10/1/39	1,042	1,075
	Puget Sound Energy Inc.	5.795%	3/15/40	15,992	16,455
	Puget Sound Energy Inc.	4.300%	5/20/45	379	325
	Puget Sound Energy Inc.	4.223%	6/15/48	22,045	18,299
	Puget Sound Energy Inc.	3.250%	9/15/49	35,150	24,563
	Puget Sound Energy Inc.	2.893%	9/15/51	14,200	9,284
[3,6]	Rayburn Country Securitization LLC	3.025%	12/1/43	8,724	7,111
	San Diego Gas & Electric Co.	4.500%	8/15/40	2,000	1,820
	San Diego Gas & Electric Co.	3.750%	6/1/47	1,000	792
	San Diego Gas & Electric Co.	4.100%	6/15/49	2,081	1,725
	San Diego Gas & Electric Co.	2.950%	8/15/51	1,500	1,047
	San Diego Gas & Electric Co.	3.700%	3/15/52	21,475	16,478
	Southern California Edison Co.	5.950%	2/1/38	12,915	13,596
	Southern California Edison Co.	4.500%	9/1/40	14,228	12,749
	Southern California Edison Co.	4.050%	3/15/42	1,704	1,433
	Southern California Edison Co.	3.900%	3/15/43	21,775	17,665
	Southern California Edison Co.	4.650%	10/1/43	21,739	19,693
	Southern California Edison Co.	3.600%	2/1/45	3,837	2,943
	Southern California Edison Co.	4.000%	4/1/47	41,120	33,306
	Southern California Edison Co.	4.125%	3/1/48	40,632	33,462
	Southern California Edison Co.	4.875%	3/1/49	3,435	3,150
	Southern California Edison Co.	3.650%	2/1/50	12,650	9,626
	Southern California Edison Co.	2.950%	2/1/51	1,505	999
	Southern California Edison Co.	3.450%	2/1/52	23,965	17,254
	Southern California Edison Co.	5.450%	6/1/52	23,110	22,967
	Southern California Edison Co.	5.700%	3/1/53	4,381	4,501
	Southern California Edison Co.	5.875%	12/1/53	16,812	17,631
	Southern California Gas Co.	5.125%	11/15/40	1,870	1,831
	Southern California Gas Co.	4.125%	6/1/48	30,835	25,717
	Southern California Gas Co.	4.300%	1/15/49	15,075	12,676
	Southern California Gas Co.	6.350%	11/15/52	6,090	6,889
	Southern California Gas Co.	5.750%	6/1/53	27,605	28,734
	Southwestern Public Service Co.	4.500%	8/15/41	18,975	16,830
	Southwestern Public Service Co.	3.700%	8/15/47	20,540	15,447
	Southwestern Public Service Co.	3.750%	6/15/49	3,490	2,630
	Southwestern Public Service Co.	3.150%	5/1/50	10,750	7,266
	Tampa Electric Co.	3.450%	3/15/51	2,000	1,433
	Tampa Electric Co.	5.000%	7/15/52	1,380	1,289
	Tucson Electric Power Co.	3.250%	5/1/51	20,000	13,736
	Tucson Electric Power Co.	5.500%	4/15/53	12,165	12,165
	Union Electric Co.	3.900%	9/15/42	4,326	3,617
	Union Electric Co.	4.000%	4/1/48	21,550	17,307
	Union Electric Co.	3.250%	10/1/49	2,025	1,404
	Union Electric Co.	3.900%	4/1/52	9,575	7,699
	Union Electric Co.	5.450%	3/15/53	7,415	7,504
	Union Electric Co.	5.250%	1/15/54	7,660	7,530
	Virginia Electric & Power Co.	5.700%	8/15/53	13,080	13,678
	Virginia Electric and Power Co.	6.000%	5/15/37	52,203	55,584
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Virginia Electric and Power Co.	6.350%	11/30/37	1,944	2,133
	Virginia Electric and Power Co.	8.875%	11/15/38	920	1,256
	Virginia Electric and Power Co.	4.450%	2/15/44	15,490	13,684
	Virginia Electric and Power Co.	4.200%	5/15/45	2,000	1,694
	Virginia Electric and Power Co.	4.000%	11/15/46	8,725	7,164
	Virginia Electric and Power Co.	3.800%	9/15/47	34,972	27,416
	Virginia Electric and Power Co.	4.600%	12/1/48	7,310	6,488
	Virginia Electric and Power Co.	3.300%	12/1/49	1,400	1,010
	Virginia Electric and Power Co.	2.450%	12/15/50	19,151	11,508
	Virginia Electric and Power Co.	2.950%	11/15/51	26,662	17,883
	Virginia Electric and Power Co.	4.625%	5/15/52	20,570	18,311
	Virginia Electric and Power Co.	5.450%	4/1/53	16,222	16,448
	Virginia Electric and Power Co.	5.350%	1/15/54	2,790	2,780
[6]	Vistra Operations Co. LLC	7.750%	10/15/31	35	36
	Wisconsin Electric Power Co.	5.625%	5/15/33	521	558
	Wisconsin Public Service Corp.	3.300%	9/1/49	4,034	2,889
					2,462,213
Total Corporate Bonds (Cost $14,716,479)					12,946,346
Floating Rate Loan Interests (0.0%)
[8]	American Airlines Inc. Term Loan, TSFR3M + 4.750% (Cost $4)	10.329%	4/20/28	3	3
Sovereign Bonds (1.4%)
[6]	CDP Financial Inc.	5.600%	11/25/39	1,500	1,604
	Federative Republic of Brazil	7.125%	5/13/54	10,857	10,882
[6]	Kingdom of Saudi Arabia	5.000%	1/18/53	36,390	32,370
[6]	Kingdom of Saudi Arabia	5.750%	1/16/54	44,585	43,794
[6]	OMERS Finance Trust	4.000%	4/19/52	14,000	11,291
	Republic of Chile	3.100%	5/7/41	34,285	25,717
	Republic of Chile	3.500%	1/25/50	10,784	7,976
	Republic of Chile	3.500%	4/15/53	17,590	12,987
	Republic of Chile	5.330%	1/5/54	24,235	23,548
	Republic of Chile	3.100%	1/22/61	24,795	15,886
	Republic of Chile	3.250%	9/21/71	24,130	15,510
[3]	Republic of Panama	3.870%	7/23/60	7,712	4,330
	Republic of Panama	4.500%	1/19/63	1,330	829
[5]	Republic of Poland	4.250%	2/14/43	2,200	2,442
	Republic of Poland	5.500%	4/4/53	3,213	3,246
	State of Israel	4.500%	1/17/33	12,215	11,448
	United Mexican States	6.400%	5/7/54	3,820	3,831
Total Sovereign Bonds (Cost $261,809)					227,691
Taxable Municipal Bonds (8.9%)
	American Municipal Power Inc. Electric Power & Light Revenue	6.270%	2/15/50	39,426	42,971
	Bay Area Toll Authority Highway Revenue	6.918%	4/1/40	23,745	27,745
	Bay Area Toll Authority Highway Revenue	6.263%	4/1/49	13,365	15,540
	California GO	5.125%	3/1/38	2,300	2,321
	California GO	4.600%	4/1/38	21,195	20,401
	California GO	7.550%	4/1/39	6,500	8,218

Long-Term Investment-Grade Fund
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
California GO	7.300%	10/1/39	21,336	25,837
California GO	7.350%	11/1/39	1,000	1,217
California GO	7.625%	3/1/40	3,770	4,741
California GO	7.600%	11/1/40	60,685	77,416
California GO	5.875%	10/1/41	12,060	12,691
California GO	5.200%	3/1/43	13,435	13,386
California Health Facilities Financing Authority Intergovernmental Agreement Revenue	4.353%	6/1/41	1,950	1,770
California State Public Works Board Lease (Abatement) Revenue	8.361%	10/1/34	1,066	1,331
California State University College & University Revenue	3.899%	11/1/47	1,620	1,383
California State University College & University Revenue	2.975%	11/1/51	27,825	19,559
California State University College & University Revenue	2.719%	11/1/52	10,925	7,486
Chicago Transit Authority Sales & Transfer Tax Receipts Sales Tax Revenue	6.899%	12/1/40	43,828	49,819
Chicago Transit Authority Sales & Transfer Tax Receipts Sales Tax Revenue	6.899%	12/1/40	9,082	10,402
Commonwealth Financing Authority Appropriations Revenue	4.144%	6/1/38	17,060	15,832
Commonwealth Financing Authority Appropriations Revenue (Plancon Program)	3.864%	6/1/38	19,285	17,603
Commonwealth of Massachusetts GO	5.456%	12/1/39	1,265	1,325
Commonwealth of Massachusetts GO	2.514%	7/1/41	6,670	4,968
Commonwealth of Massachusetts GO	2.813%	9/1/43	40,910	30,520
Commonwealth of Massachusetts GO	2.900%	9/1/49	6,540	4,688
Dallas Area Rapid Transit Sales Tax Revenue	5.999%	12/1/44	189	208
Dallas Area Rapid Transit Sales Tax Revenue	2.613%	12/1/48	25,470	17,310
Dallas County Hospital District GO	5.621%	8/15/44	1,100	1,161
Dallas Fort Worth International Airport Port, Airport & Marina Revenue	2.843%	11/1/46	16,740	12,476
Dallas Fort Worth International Airport Port, Airport & Marina Revenue	4.087%	11/1/51	2,160	1,882
Dallas Fort Worth International Airport Port, Airport & Marina Revenue	4.507%	11/1/51	11,465	10,677
District of Columbia Water & Sewer Authority Water Revenue	4.814%	10/1/14	1,944	1,885
Duke University College & University Revenue	5.850%	4/1/37	29,490	32,154
Georgia Municipal Electric Authority Electric Power & Light Revenue	6.637%	4/1/57	901	1,020
Georgia Municipal Electric Authority Electric Power & Light Revenue	6.655%	4/1/57	324	366
Golden State Tobacco Securitization Corp. Tobacco Settlement Funded Revenue	4.214%	6/1/50	26,160	19,512
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Grand Parkway Transportation Corp. Highway Revenue	5.184%	10/1/42	1,420	1,448
	Grand Parkway Transportation Corp. Highway Revenue	3.236%	10/1/52	2,690	1,998
	Houston TX GO	3.961%	3/1/47	1,500	1,332
	Kansas Development Finance Authority Appropriations Revenue	4.727%	4/15/37	2,417	2,373
	Kansas Development Finance Authority Appropriations Revenue	4.927%	4/15/45	20,480	20,019
[9]	Kansas Development Finance Authority Appropriations Revenue	2.774%	5/1/51	14,225	10,015
	Los Angeles CA Unified School District GO	6.758%	7/1/34	3,175	3,592
	Los Angeles County Metropolitan Transportation Authority Sales Tax Revenue	5.735%	6/1/39	15,020	15,766
	Los Angeles Department of Water & Power Electric Power & Light Revenue	5.716%	7/1/39	1,024	1,084
	Los Angeles Department of Water & Power Electric Power & Light Revenue	6.574%	7/1/45	1,500	1,779
	Los Angeles Department of Water & Power Water Revenue	6.603%	7/1/50	1,849	2,229
	Los Angeles Department of Water & Power Water System Water Revenue	6.008%	7/1/39	1,136	1,216
	Louisiana Local Government Environmental Facilities & Community Development Authority	5.198%	12/1/39	2,300	2,376
	Maryland Health & Higher Educational Facilities Authority Health, Hospital, Nursing Home Revenue	3.052%	7/1/40	1,165	884
	Massachusetts Water Resources Authority Water Revenue	2.823%	8/1/41	16,390	12,972
	Metropolitan Transportation Authority Fuel Sales Tax Revenue	6.089%	11/15/40	3,833	4,163
	Metropolitan Transportation Authority Miscellaneous Taxes Revenue	7.336%	11/15/39	52,780	64,556
	Metropolitan Transportation Authority Transit Revenue	5.871%	11/15/39	210	221
	Metropolitan Transportation Authority Transit Revenue	6.814%	11/15/40	750	846
	Metropolitan Transportation Authority Transit Revenue	5.175%	11/15/49	1,525	1,471
	Michigan Finance Authority Health, Hospital, Nursing Home Revenue	3.384%	12/1/40	3,230	2,634
	Michigan Strategic Fund Lease (Appropriation) Revenue	3.225%	9/1/47	8,310	6,452
	New Jersey Turnpike Authority Highway Revenue	7.414%	1/1/40	3,607	4,486
	New Jersey Turnpike Authority Highway Revenue	7.102%	1/1/41	40,361	48,830
	New York City Municipal Water Finance Authority Water Revenue	5.724%	6/15/42	12,711	13,826
	New York City Municipal Water Finance Authority Water Revenue	5.952%	6/15/42	18,114	20,174

Long-Term Investment-Grade Fund
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
New York City Municipal Water Finance Authority Water Revenue	6.011%	6/15/42	6,843	7,672
New York City Municipal Water Finance Authority Water Revenue	5.440%	6/15/43	1,200	1,261
New York City Municipal Water Finance Authority Water Revenue	5.882%	6/15/44	32,580	36,099
New York City Transitional Finance Authority Future Tax Secured Sales Tax Revenue	5.508%	8/1/37	2,859	2,974
New York NY GO	5.590%	3/1/35	947	1,009
New York NY GO	6.271%	12/1/37	550	614
New York NY GO	5.263%	10/1/52	10,670	11,244
New York NY GO	5.828%	10/1/53	22,280	25,134
New York State Dormitory Authority Income Tax Revenue	5.628%	3/15/39	15,919	16,688
New York State Dormitory Authority Income Tax Revenue	5.600%	3/15/40	189	197
New York State Thruway Authority Highway Revenue	3.500%	1/1/42	10,945	9,124
North Texas Tollway Authority Highway Revenue	6.718%	1/1/49	22,942	27,812
Ohio State University College & University Revenue	4.910%	6/1/40	13,800	13,721
Ohio State University College & University Revenue	4.800%	6/1/11	17,638	16,401
Pennsylvania State University College & University Revenue	2.790%	9/1/43	1,000	756
Permanent University Fund - Texas A&M University System College & University Revenue	3.100%	7/1/49	565	437
Permanent University Fund - University of Texas System College & University Revenue	5.262%	7/1/39	11,500	11,925
Port Authority of New York & New Jersey Port, Airport & Marina Revenue	5.647%	11/1/40	15,253	16,214
Port Authority of New York & New Jersey Port, Airport & Marina Revenue	5.647%	11/1/40	10,176	10,817
Port Authority of New York & New Jersey Port, Airport & Marina Revenue	4.926%	10/1/51	25,005	24,812
Port Authority of New York & New Jersey Port, Airport & Marina Revenue	5.072%	7/15/53	5,730	5,844
Port Authority of New York & New Jersey Port, Airport & Marina Revenue	4.458%	10/1/62	46,790	41,770
Port Authority of New York & New Jersey Port, Airport & Marina Revenue	3.287%	8/1/69	32,799	22,327
Rutgers State University of New Jersey College & University Revenue	3.915%	5/1/19	44,030	31,958
Sacramento Municipal Utility District Electric Power & Light Revenue	6.156%	5/15/36	857	932
Sales Tax Securitization Corp. Intergovernmental Agreement Revenue	3.238%	1/1/42	25,400	20,420
Sales Tax Securitization Corp. Sales Tax Revenue	4.637%	1/1/40	14,900	14,317
Sales Tax Securitization Corp. Sales Tax Revenue	3.587%	1/1/43	36,460	30,405
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	San Antonio TX Electric & Gas Systems Electric Power & Light Revenue	5.985%	2/1/39	10,450	11,407
	San Antonio TX Electric & Gas Systems Electric Power & Light Revenue	5.808%	2/1/41	1,000	1,075
	San Antonio TX Electric & Gas Systems Electric Power & Light Revenue	4.427%	2/1/42	1,326	1,266
	San Diego County Regional Airport Authority Port, Airport & Marina Revenue	5.594%	7/1/43	717	704
	San Francisco CA Public Utilities Commission Water Revenue	6.950%	11/1/50	1,326	1,609
[10]	San Joaquin Hills Transportation Corridor Agency Highway Revenue	3.492%	1/15/50	3,975	3,033
	Texas GO	5.517%	4/1/39	3,500	3,743
	Texas Natural Gas Securitization Finance Corp.	5.169%	4/1/41	3,450	3,593
	Texas Private Activity Bond Surface Transportation Corp. Highway Revenue	3.922%	12/31/49	4,150	3,446
	Texas Transportation Commission GO	2.472%	10/1/44	8,625	6,083
	University of California College & University Revenue	5.770%	5/15/43	1,573	1,673
	University of California College & University Revenue	3.931%	5/15/45	17,840	16,557
	University of California College & University Revenue	4.858%	5/15/12	32,223	30,377
	University of California College & University Revenue	4.767%	5/15/15	14,875	13,762
	University of California Regents Medical Center Pooled Health, Hospital, Nursing Home Revenue	6.548%	5/15/48	8,918	10,334
	University of California Regents Medical Center Pooled Health, Hospital, Nursing Home Revenue	6.583%	5/15/49	852	988
	University of California Regents Medical Center Pooled Health, Hospital, Nursing Home Revenue	3.006%	5/15/50	32,500	22,643
	University of California Regents Medical Center Pooled Health, Hospital, Nursing Home Revenue	4.563%	5/15/53	9,765	8,976
	University of California Regents Medical Center Pooled Health, Hospital, Nursing Home Revenue	3.706%	5/15/20	790	549
	University of Michigan College & University Revenue	2.437%	4/1/40	1,500	1,117
	University of Michigan College & University Revenue	3.599%	4/1/47	26,363	22,700
	University of Michigan College & University Revenue	3.504%	4/1/52	19,835	15,902
	University of Michigan College & University Revenue	3.504%	4/1/52	14,898	11,944

Long-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	University of Minnesota College & University Revenue	4.048%	4/1/52	21,515	18,592
	University of Texas System Regents College & University Revenue	4.794%	8/15/46	8,915	8,774
	University of Virginia College & University Revenue	2.256%	9/1/50	17,580	10,897
	University of Virginia College & University Revenue	2.584%	11/1/51	2,025	1,351
	University of Virginia College & University Revenue	3.227%	9/1/19	35,640	22,946
	Washington GO	5.481%	8/1/39	852	903
	Wisconsin Appropriations Revenue	3.954%	5/1/36	3,364	3,160
Total Taxable Municipal Bonds (Cost $1,534,727)					1,427,551
				Shares
Temporary Cash Investments (1.8%)
Money Market Fund (0.3%)
[11]	Vanguard Market Liquidity Fund	5.410%		493,785	49,374
			Maturity Date	Face Amount ($000)
Repurchase Agreements (0.9%)
	Bank of America Securities, LLC (Dated 1/31/24, Repurchase Value $23,303,000, collateralized by Fannie Mae 2.000%–4.500%, 10/1/30–9/1/53, and Freddie Mac 1.500%–6.500%, 8/1/36–12/1/53., with a value of $23,766,000)	5.320%	2/1/24	23,300	23,300
	Barclays Capital Inc. (Dated 1/31/24, Repurchase Value $28,804,000, collateralized by U.S. Treasury Note/Bond 0.375%, 7/31/27, with a value of $29,376,000)	5.300%	2/1/24	28,800	28,800
	Citigroup Global Markets Inc. (Dated 1/31/24, Repurchase Value $23,603,000, collateralized by U.S. Treasury Note/Bond 1.625%, 5/15/31, with a value of $24,072,000)	5.300%	2/1/24	23,600	23,600
	JP Morgan Securities LLC (Dated 1/31/24, Repurchase Value $12,002,000, collateralized by U.S. Treasury Note/Bond 2.625%, 1/31/26, with a value of $12,240,000)	5.310%	2/1/24	12,000	12,000
	RBC Capital Markets LLC (Dated 1/31/24, Repurchase Value $30,905,000, collateralized by U.S. Treasury Bill 0.000%, 2/13/24–2/20/24, with a value of $31,518,000)	5.310%	2/1/24	30,900	30,900
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Wells Fargo & Co. (Dated 1/31/24, Repurchase Value $23,203,000, collateralized by Freddie Mac 6.000%, 1/1/54, with a value of $23,664,000)		5.320%	2/1/24	23,200	23,200
					141,800
U.S. Government and Agency Obligations (0.6%)
United States Treasury Bill		4.919%	2/20/24	26,275	26,202
United States Treasury Bill		5.279%	3/26/24	70,930	70,369
					96,571
Total Temporary Cash Investments (Cost $287,742)					287,745
	Counterparty	Expiration Date	Exercise Rate	Notional Amount on Underlying Swap ($000)
Options Purchased (0.0%)
Over-the-Counter Swaptions (0.0%)
Put Swaptions
5-Year CDX-NA-IG-S41-V1, Credit Protection Purchased, Pays 1.000% Quarterly	GSI	3/20/24	0.700%	28,710	11
5-Year CDX-NA-IG-S41-V1, Credit Protection Purchased, Pays 1.000% Quarterly	GSI	3/20/24	0.700%	28,710	11
5-Year CDX-NA-IG-S41-V1, Credit Protection Purchased, Pays 1.000% Quarterly	GSI	4/17/24	0.600%	57,430	93
5-Year CDX-NA-IG-S41-V1, Credit Protection Purchased, Pays 1.000% Quarterly	GSI	4/17/24	0.600%	66,250	107

Long-Term Investment-Grade Fund
	Counterparty	Expiration Date	Exercise Rate	Notional Amount on Underlying Swap ($000)	Market Value• ($000)
5-Year CDX-NA-IG-S41-V1, Credit Protection Purchased, Pays 1.000% Quarterly	BANA	5/15/24	0.575%	60,200	142
Total Options Purchased (Cost $605)					364
Total Investments (99.4%) (Cost $17,916,934)					15,972,736
Other Assets and Liabilities—Net (0.6%)					98,178
Net Assets (100%)					16,070,914
Cost is in $000.
•	See Note A in Notes to Financial Statements.
1	Securities with a value of $41,608,000 have been segregated as initial margin for open centrally cleared swap contracts.
2	Securities with a value of $13,977,000 have been segregated as initial margin for open futures contracts.
3	The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
4	The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
5	Face amount denominated in euro.
6	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2024, the aggregate value was $765,013,000, representing 4.8% of net assets.
7	Face amount denominated in British pounds.
8	Variable-rate security; rate shown is effective rate at period end. Certain variable-rate securities are not based on a published reference rate and spread but are determined by the issuer or agent based on current market conditions.
9	Scheduled principal and interest payments are guaranteed by Build America Mutual Assurance Co.
10	Scheduled principal and interest payments are guaranteed by Assured Guaranty Municipal Corp.
11	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
BANA—Bank of America, N.A.
DAC—Designated Activity Company.
GO—General Obligation Bond.
GSI—Goldman Sachs International.
TSFR3M—CME Term Secured Overnight Financing Rate 3-Month.
UMBS—Uniform Mortgage-Backed Securities.

Derivative Financial Instruments Outstanding as of Period End

Options Written

	Counterparty	Expiration Date	Exercise Rate	Notional Amount on Underlying Swap ($000)	Market Value ($000)
Over-the-Counter Swaptions
Put Swaptions
5-Year CDX-NA-IG-S41-V1, Credit Protection Sold, Receives 1.000% Quarterly	GSI	4/17/24	0.850%	89,400	(32)
Total Options Written (Premiums Received $85)					(32)
GSI—Goldman Sachs International.

Long-Term Investment-Grade Fund
Futures Contracts
	Expiration	Number of Long (Short) Contracts	($000)
			Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
5-Year U.S. Treasury Note	March 2024	5	542	2
Long U.S. Treasury Bond	March 2024	196	23,979	218
Ultra 10-Year U.S. Treasury Note	March 2024	1,562	182,559	1,124
Ultra Long U.S. Treasury Bond	March 2024	799	103,246	(334)
				1,010

Short Futures Contracts
2-Year U.S. Treasury Note	March 2024	(80)	(16,453)	(28)
5-Year U.S. Treasury Note	March 2024	(47)	(5,094)	(21)
10-Year Japanese Government Bond	March 2024	(16)	(15,899)	23
10-Year U.S. Treasury Note	March 2024	(797)	(89,526)	(741)
Euro-Bund	March 2024	(41)	(6,019)	(80)
Euro-Buxl	March 2024	(28)	(4,163)	(172)
Long Gilt	March 2024	(14)	(1,774)	(49)
Long U.S. Treasury Bond	March 2024	(1,202)	(147,057)	(1,578)
Ultra Long U.S. Treasury Bond	March 2024	(476)	(61,508)	(86)
				(2,732)
				(1,722)

Forward Currency Contracts
Counterparty	Contract Settlement Date	Contract Amount (000)				Unrealized Appreciation ($000)	Unrealized Depreciation ($000)
		Receive		Deliver
UBS AG	3/20/24	USD	168	AUD	254	1	—
Deutsche Bank AG	3/20/24	USD	11,188	EUR	10,276	59	—
UBS AG	3/20/24	USD	554	EUR	509	3	—
JPMorgan Chase Bank, N.A.	3/20/24	USD	548	EUR	506	—	—
State Street Bank & Trust Co.	3/20/24	USD	71	EUR	66	—	—
UBS AG	3/20/24	USD	1,587	GBP	1,248	5	—
Toronto-Dominion Bank	3/21/24	USD	78	JPY	11,393	—	—
						68	—
AUD—Australian dollar.
EUR—euro.
GBP—British pound.
JPY—Japanese yen.
USD—U.S. dollar.

Long-Term Investment-Grade Fund
Centrally Cleared Credit Default Swaps
Reference Entity	Termination Date	Notional Amount (000)		Periodic Premium Received (Paid)[1] (%)	Value ($000)	Unrealized Appreciation (Depreciation) ($000)
Credit Protection Sold
CDX-NA-HY-S41-V2	12/21/28	USD	33,660	5.000	2,139	156
CDX-NA-IG-S41-V1	12/21/28	USD	1,452,270	1.000	30,066	12,786
					32,205	12,942
1 Periodic premium received/paid quarterly.
USD—U.S. dollar.
The notional amount represents the maximum potential amount the fund could be required to pay as a seller of credit protection if the reference entity was subject to a credit event.
At January 31, 2024, the counterparties had deposited in segregated accounts securities with a value of $465,000 in connection with open forward currency contracts.
See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Investment-Grade Fund
Statement of Assets and Liabilities
As of January 31, 2024
($000s, except shares, footnotes, and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $17,867,565)	15,923,362
Affiliated Issuers (Cost $49,369)	49,374
Total Investments in Securities	15,972,736
Investment in Vanguard	521
Foreign Currency, at Value (Cost $348)	348
Receivables for Investment Securities Sold	152,038
Receivables for Accrued Income	200,916
Receivables for Capital Shares Issued	6,278
Variation Margin Receivable—Futures Contracts	78
Unrealized Appreciation—Forward Currency Contracts	68
Other Assets	54
Total Assets	16,333,037
Liabilities
Due to Custodian	1,181
Payables for Investment Securities Purchased	178,470
Payables to Investment Advisor	576
Payables for Capital Shares Redeemed	70,298
Payables for Distributions	8,108
Payables to Vanguard	872
Options Written, at Value (Premiums Received $85)	32
Variation Margin Payable—Centrally Cleared Swap Contracts	2,586
Total Liabilities	262,123
Net Assets	16,070,914
At January 31, 2024, net assets consisted of:

Paid-in Capital	19,425,099
Total Distributable Earnings (Loss)	(3,354,185)
Net Assets	16,070,914

Investor Shares—Net Assets
Applicable to 502,291,822 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	4,032,284
Net Asset Value Per Share—Investor Shares	$8.03

Admiral Shares—Net Assets
Applicable to 1,499,625,294 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	12,038,630
Net Asset Value Per Share—Admiral Shares	$8.03
See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Investment-Grade Fund
Statement of Operations

Year Ended January 31, 2024
($000)
Investment Income
Income
Interest[1]	760,488
Total Income	760,488
Expenses
Investment Advisory Fees—Note B	2,613
The Vanguard Group—Note C
Management and Administrative— Investor Shares	7,132
Management and Administrative— Admiral Shares	10,796
Marketing and Distribution— Investor Shares	181
Marketing and Distribution— Admiral Shares	641
Custodian Fees	94
Auditing Fees	53
Shareholders’ Reports—Investor Shares	95
Shareholders’ Reports—Admiral Shares	62
Trustees’ Fees and Expenses	11
Other Expenses	23
Total Expenses	21,701
Net Investment Income	738,787
Realized Net Gain (Loss)
Investment Securities Sold[1]	(703,717)
Futures Contracts	(56,689)
Swap Contracts	42,420
Forward Currency Contracts	128
Foreign Currencies	91
Realized Net Gain (Loss)	(717,767)
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	151,048
Futures Contracts	(3,208)
Options Purchased	(241)
Options Written	53
Swap Contracts	(9,979)
Forward Currency Contracts	46
Foreign Currencies	(21)
Change in Unrealized Appreciation (Depreciation)	137,698
Net Increase (Decrease) in Net Assets Resulting from Operations	158,718
1	Interest income, realized net gain (loss), capital gain distributions received, and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $6,303,000, $16,000, $2,000, and ($2,000), respectively. Purchases and sales are for temporary cash investment purposes.
Statement of Changes in Net Assets

	Year Ended January 31,
	2024 ($000)	2023 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	738,787	669,307
Realized Net Gain (Loss)	(717,767)	(664,202)
Change in Unrealized Appreciation (Depreciation)	137,698	(3,188,163)
Net Increase (Decrease) in Net Assets Resulting from Operations	158,718	(3,183,058)
Distributions
Investor Shares	(179,550)	(161,314)
Admiral Shares	(576,482)	(524,700)
Total Distributions	(756,032)	(686,014)
Capital Share Transactions
Investor Shares	271,850	(16,768)
Admiral Shares	36,717	636,679
Net Increase (Decrease) from Capital Share Transactions	308,567	619,911
Total Increase (Decrease)	(288,747)	(3,249,161)
Net Assets
Beginning of Period	16,359,661	19,608,822
End of Period	16,070,914	16,359,661

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Investment-Grade Fund
Financial Highlights
Investor Shares
For a Share Outstanding Throughout Each Period	Year Ended January 31,
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Period	$8.32	$10.33	$11.42	$11.48	$9.79
Investment Operations
Net Investment Income[1]	.363	.339	.323	.349	.381
Net Realized and Unrealized Gain (Loss) on Investments	(.281)	(2.001)	(.836)	.399	1.854
Total from Investment Operations	.082	(1.662)	(.513)	.748	2.235
Distributions
Dividends from Net Investment Income	(.372)	(.348)	(.340)	(.368)	(.399)
Distributions from Realized Capital Gains	—	—	(.237)	(.440)	(.146)
Total Distributions	(.372)	(.348)	(.577)	(.808)	(.545)
Net Asset Value, End of Period	$8.03	$8.32	$10.33	$11.42	$11.48
Total Return[2]	1.21%	-16.05%	-4.64%	6.54%	23.31%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,032	$3,884	$4,840	$5,070	$4,942
Ratio of Total Expenses to Average Net Assets	0.21%	0.21%	0.22%	0.22%	0.22%
Ratio of Net Investment Income to Average Net Assets	4.66%	3.98%	2.94%	2.97%	3.57%
Portfolio Turnover Rate	38%	26%	24%	30%	34%[3]
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	Includes 1% attributable to mortgage-dollar-roll activity.

Admiral Shares
For a Share Outstanding Throughout Each Period	Year Ended January 31,
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Period	$8.32	$10.33	$11.42	$11.48	$9.79
Investment Operations
Net Investment Income[1]	.371	.348	.334	.361	.392
Net Realized and Unrealized Gain (Loss) on Investments	(.282)	(2.001)	(.836)	.399	1.853
Total from Investment Operations	.089	(1.653)	(.502)	.760	2.245
Distributions
Dividends from Net Investment Income	(.379)	(.357)	(.351)	(.380)	(.409)
Distributions from Realized Capital Gains	—	—	(.237)	(.440)	(.146)
Total Distributions	(.379)	(.357)	(.588)	(.820)	(.555)
Net Asset Value, End of Period	$8.03	$8.32	$10.33	$11.42	$11.48
Total Return[2]	1.31%	-15.97%	-4.54%	6.64%	23.43%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$12,039	$12,475	$14,769	$15,455	$15,335
Ratio of Total Expenses to Average Net Assets	0.11%	0.12%	0.12%	0.12%	0.12%
Ratio of Net Investment Income to Average Net Assets	4.75%	4.08%	3.04%	3.07%	3.67%
Portfolio Turnover Rate	38%	26%	24%	30%	34%[3]
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	Includes 1% attributable to mortgage-dollar-roll activity.
See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Investment-Grade Fund
Notes to Financial Statements
Vanguard Long-Term Investment-Grade Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and other temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral, as furnished by independent pricing services.
Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees.
2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
3. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The fund also enters into mortgage-dollar-roll transactions in which the fund buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The fund continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Assets and Liabilities.
4. Floating Rate Loan Interests: Floating rate loan interests represent interests in amounts owed by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate the fund to supply additional cash to the borrower on demand. Floating rate loan interests may be made directly with a borrower or acquired through assignment or participation. The fund’s right to enforce a borrower’s compliance with the terms of the loan agreement, or benefit directly from the collateral supporting the loan, varies when the loan is a direct borrowing, an assignment, or a participation. Floating rate loan interests involve various risks including risk of loss in case of default, insolvency, or the bankruptcy of the borrower and are generally subject to restrictions on transfer with limited opportunities to sell them in secondary markets. The fund may also invest in loan commitments, which are contractual obligations for a future funding. The fund may earn a commitment fee on any unfunded portion of these commitments which is amortized to interest income over the commitment period. Both the funded portion of a floating rate loan interest as well as its unfunded commitment, if any, is reflected on the Schedule of Investments.
5. Repurchase Agreements: The fund enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature, and in the absence of a default, such collateral cannot be repledged, resold, or rehypothecated. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its

Long-Term Investment-Grade Fund
counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty's default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.
6. Swaptions: The fund invests in options on swaps, which are transacted over-the-counter (OTC) and not on an exchange. The fund enters into swaptions to adjust the fund’s sensitivity to interest rates or to adjust its exposure to the underlying investments. The fund may purchase a swaption from a counterparty whereby the fund has the right to enter into a swap in which the fund will pay either a fixed percentage rate or a floating rate, which is reset periodically based on short-term interest rates, and receive a different floating rate, each applied to a notional amount. The fund may also sell a swaption to a counterparty whereby the fund grants the counterparty the right to enter into a swap in which the fund will pay a floating rate and receive a fixed rate, each applied to a notional amount. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options generally are established through negotiation with the other party to the option contract. Although this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options. Credit risk involves the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund mitigates its counterparty risk by entering into swaptions with a diverse group of prequalified counterparties and monitoring their financial strength.
The primary risk associated with purchasing swaptions is that interest rates or the value of the underlying investments move in such a way that the exercise price of the swaption exceeds the value of the underlying investment, the position is worthless at expiration, and the fund loses the premium paid. The primary risk associated with selling swaptions is that interest rates or the value of the underlying investments move in such a way that the exercise price of the swaption exceeds the value of the underlying investment, the counterparty exercises the swaption, and the resulting interest rate swap results in a negative cash flow to the fund in an amount greater than the premium received. A risk associated with all types of swaptions is the possibility that a counterparty may default on its obligations under the swaption contract.
Swaptions are valued based on market quotations received from independent pricing services or recognized dealers. The premium paid for a purchased swaption is recorded in the Statement of Assets and Liabilities as an asset and is subsequently adjusted daily based on the current market value of the swaption. The premium received for a written swaption is recorded in the Statement of Assets and Liabilities as an asset with an equal liability and is subsequently adjusted daily based on the current market value of the swaption. The notional amounts of option contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of swaptions are recorded in the Statement of Operations as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains (losses) are recognized.
During the year ended January 31, 2024, the fund’s average value of investments in swaptions purchased and swaptions written represented less than 1% of net assets based on the average market values at each quarter-end during the period.
7. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.

Long-Term Investment-Grade Fund
During the year ended January 31, 2024, the fund’s average investments in long and short futures contracts represented 2% and 2% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
8. Forward Currency Contracts: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates.
Risks associated with these types of forward currency contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on forward currency contracts.
During the year ended January 31, 2024, the fund’s average investment in forward currency contracts represented less than 1% of net assets, based on the average of the notional amounts at each quarter-end during the period.
9. Swap Contracts: The fund invests in credit default swaps to adjust the overall credit risk of the fund or to actively overweight or underweight credit risk to a specific issuer or group of issuers. The fund may sell credit protection through credit default swaps to simulate investments in long positions that are either unavailable or considered to be less attractively priced in the bond market. The fund may purchase credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional amount. If, for example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the notional amount and take delivery of a debt instrument of the reference issuer with a par amount equal to such notional amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.
The fund enters into centrally cleared credit default swaps to achieve the same objectives specified with respect to the equivalent over-the-counter swaps but with less counterparty risk because a regulated clearinghouse is the counterparty instead of the clearing broker or executing broker. The clearinghouse imposes initial margin requirements to secure the fund’s performance, and requires daily settlement of variation margin representing changes in the market value of each contract. To further mitigate counterparty risk, the fund trades with a diverse group of prequalified executing brokers; monitors the financial strength of its clearing brokers, executing brokers, and clearinghouse; and has entered into agreements with its clearing brokers and executing brokers.
The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the fund (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the fund) will be significantly less than the amount paid by the fund and, in a physically settled swap, the fund may receive an illiquid debt instrument. A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates

Long-Term Investment-Grade Fund
its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
The notional amounts of swap contracts are not recorded in the Statement of Assets and Liabilities. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the fund under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.
During the year ended January 31, 2024, the fund’s average amounts of investments in credit protection sold and credit protection purchased represented 11% and less than 1% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
10. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
11. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
12. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended January 31, 2024, the fund did not utilize the credit facilities or the Interfund Lending Program.

Long-Term Investment-Grade Fund
13. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.	Wellington Management Company llp provides investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor.
Vanguard provides investment advisory services to a portion of the fund as described below; the fund paid Vanguard advisory fees of $296,000 for the year ended January 31, 2024.
For the year ended January 31, 2024, the aggregate investment advisory fee paid to all advisors represented an effective annual rate of 0.02% of the fund’s average net assets.
C.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At January 31, 2024, the fund had contributed to Vanguard capital in the amount of $521,000, representing less than 0.01% of the fund’s net assets and 0.21% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
D.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.

Long-Term Investment-Grade Fund
The following table summarizes the market value of the fund’s investments and derivatives as of January 31, 2024, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
U.S. Government and Agency Obligations	—	1,044,457	—	1,044,457
Asset-Backed/Commercial Mortgage-Backed Securities	—	38,579	—	38,579
Corporate Bonds	—	12,946,346	—	12,946,346
Floating Rate Loan Interests	—	3	—	3
Sovereign Bonds	—	227,691	—	227,691
Taxable Municipal Bonds	—	1,427,551	—	1,427,551
Temporary Cash Investments	49,374	238,371	—	287,745
Options Purchased	—	364	—	364
Total	49,374	15,923,362	—	15,972,736
Derivative Financial Instruments
Assets
Futures Contracts[1]	1,367	—	—	1,367
Forward Currency Contracts	—	68	—	68
Swap Contracts	12,942[1]	—	—	12,942
Total	14,309	68	—	14,377
Liabilities
Options Written	—	32	—	32
Futures Contracts[1]	3,089	—	—	3,089
Total	3,089	32	—	3,121
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
E.	At January 31, 2024, the fair values of derivatives were reflected in the Statement of Assets and Liabilities as follows:

Statement of Assets and Liabilities	Interest Rate Contracts ($000)	Foreign Exchange Contracts ($000)	Credit Contracts ($000)	Total ($000)
Investments in Secuties, at Value—Unaffiliated Issuers (Options Purchased)	—	—	364	364
Unrealized Appreciation—Futures Contracts[1]	1,367	—	—	1,367
Unrealized Appreciation—Centrally Cleared Swap Contracts	—	—	12,942	12,942
Unrealized Appreciation—Forward Currency Contracts	—	68	—	68
Total Assets	1,367	68	13,306	14,741

Options Written, at Value	—	—	32	32
Unrealized Depreciation—Futures Contracts[1]	3,089	—	—	3,089
Total Liabilities	3,089	—	32	3,121
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Long-Term Investment-Grade Fund
Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended January 31, 2024, were:
Realized Net Gain (Loss) on Derivatives	Interest Rate Contracts ($000)	Foreign Exchange Contracts ($000)	Credit Contracts ($000)	Total ($000)
Futures Contracts	(56,689)	—	—	(56,689)
Swap Contracts	(34)	—	42,454	42,420
Forward Currency Contracts	—	128	—	128
Realized Net Gain (Loss) on Derivatives	(56,723)	128	42,454	(14,141)
Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	(3,208)	—	—	(3,208)
Options Purchased	—	—	(241)	(241)
Options Written	—	—	53	53
Swap Contracts	—	—	(9,979)	(9,979)
Forward Currency Contracts	—	46	—	46
Change in Unrealized Appreciation (Depreciation) on Derivatives	(3,208)	46	(10,167)	(13,329)
F.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for applicable foreign currency transactions and swap agreements were reclassified between the individual components of total distributable earnings (loss).
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to capital loss carryforwards; the deferral of losses from wash sales; the deferral of losses from straddles; the recognition of unrealized gains or losses from certain derivative contracts; the recognition of gain or loss from foreign currency hedges; the timing of payables for distributions; and the treatment of amortization adjustments from certain fixed income securities. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	10,588
Undistributed Long-Term Gains	—
Net Unrealized Gains (Losses)	(1,957,831)
Capital Loss Carryforwards	(1,398,834)
Qualified Late-Year Losses	—
Other Temporary Differences	(8,108)
Total	(3,354,185)
The tax character of distributions paid was as follows:
	Year Ended January 31,
	2024 Amount ($000)	2023 Amount ($000)
Ordinary Income*	756,032	686,014
Long-Term Capital Gains	—	—
Total	756,032	686,014
*	Includes short-term capital gains, if any.

Long-Term Investment-Grade Fund
As of January 31, 2024, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	17,941,545
Gross Unrealized Appreciation	340,445
Gross Unrealized Depreciation	(2,298,276)
Net Unrealized Appreciation (Depreciation)	(1,957,831)
G.	During the year ended January 31, 2024, the fund purchased $4,599,208,000 of investment securities and sold $4,203,320,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $1,381,588,000 and $1,500,345,000, respectively.
The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended January 31, 2024, such purchases were $0 and sales were $692,000, resulting in net realized gain of $39,000; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.
H.	Capital share transactions for each class of shares were:

	Year Ended January 31,
	2024		2023
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
Investor Shares
Issued	377,250	48,826	259,888	29,766
Issued in Lieu of Cash Distributions	174,552	22,383	156,937	18,689
Redeemed	(279,952)	(35,690)	(433,593)	(50,028)
Net Increase (Decrease)—Investor Shares	271,850	35,519	(16,768)	(1,573)
Admiral Shares
Issued	2,634,826	338,861	2,561,188	296,703
Issued in Lieu of Cash Distributions	488,334	62,581	444,560	53,034
Redeemed	(3,086,443)	(401,020)	(2,369,069)	(279,594)
Net Increase (Decrease)—Admiral Shares	36,717	422	636,679	70,143
I.	Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia’s invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund’s investments and fund performance.
To the extent the fund’s investment portfolio reflects concentration in a particular market, industry, sector, country or asset class, the fund may be adversely affected by the performance of these concentrations and may be subject to increased price volatility and other risks.
Credit risk is the risk that a counterparty to a transaction or an issuer of a financial instrument will fail to pay interest and principal when due, or that perceptions of the issuer’s ability to make such payments will cause the price of an investment to decline. Investment in debt securities will generally increase credit risk.
The use of derivatives may expose the fund to various risks. Derivatives can be highly volatile, and any initial investment is generally small relative to the notional amount so that transactions may be leveraged in terms of market exposure. A relatively small market movement may have a potentially larger impact on derivatives than on standard securities. Leveraged derivatives positions can, therefore, increase volatility. Additional information regarding the fund’s use of derivative(s) and the specific risks associated is described under significant accounting policies.
J.	Management has determined that no events or transactions occurred subsequent to January 31, 2024, that would require recognition or disclosure in these financial statements.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Vanguard Fixed Income Securities Funds and Shareholders of Vanguard Short-Term Investment-Grade Fund, Vanguard Intermediate-Term Investment-Grade Fund and Vanguard Long-Term Investment-Grade Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Vanguard Short-Term Investment-Grade Fund, Vanguard Intermediate-Term Investment-Grade Fund and Vanguard Long-Term Investment-Grade Fund (three of the funds constituting Vanguard Fixed Income Securities Funds, hereafter collectively referred to as the "Funds") as of January 31, 2024, the related statements of operations for the year ended January 31, 2024, the statements of changes in net assets for each of the two years in the period ended January 31, 2024, including the related notes, and the financial highlights for each of the five years in the period ended January 31, 2024 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of January 31, 2024, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended January 31, 2024 and each of the financial highlights for each of the five years in the period ended January 31, 2024 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of January 31, 2024 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
March 21, 2024
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

Tax information (unaudited)
The following amounts, or if subsequently determined to be different, the maximum amounts allowable by law, are hereby designated as interest earned from obligations of the U.S. government which is generally exempt from state income tax.
Fund	($000)
Short-Term Investment-Grade Fund	178,065
Intermediate-Term Investment-Grade Fund	82,730
Long-Term Investment-Grade Fund	39,670
The following percentages, or if subsequently determined to be different, the maximum percentages allowable by law, are hereby designated as ordinary income dividends eligible to be treated as interest income for purposes of section 163(j) and the regulations thereunder for the fiscal year.
Fund	Percentage
Short-Term Investment-Grade Fund	97.6%
Intermediate-Term Investment-Grade Fund	98.6
Long-Term Investment-Grade Fund	97.8
The following percentages, or if subsequently determined to be different, the maximum percentages allowable by law, are hereby designated as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident alien shareholders.
Fund	Percentage
Short-Term Investment-Grade Fund	78.1%
Intermediate-Term Investment-Grade Fund	79.6
Long-Term Investment-Grade Fund	79.0

"Bloomberg®," Bloomberg U.S. 1–5 Year Credit Bond Index, Bloomberg U.S. 5–10 Year Credit Bond Index, and Bloomberg U.S. Long Credit A or Better Bond Index are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (BISL), the administrator of the index (collectively, Bloomberg), and have been licensed for use for certain purposes by The Vanguard Group, Inc. (Vanguard).
The Corporate Bond Funds are not sponsored, endorsed, sold or promoted by Bloomberg. Bloomberg does not make any representation or warranty, express or implied, to the owners of or counterparties to the Corporate Bond Funds or any member of the public regarding the advisability of investing in securities generally or in the Corporate Bond Funds particularly. The only relationship of Bloomberg to Vanguard is the licensing of certain trademarks, trade names and service marks and of the Bloomberg U.S. 1–5 Year Credit Bond Index, Bloomberg U.S. 5–10 Year Credit Bond Index, and Bloomberg U.S. Long Credit A or Better Bond Index (the Indices), which are determined, composed and calculated by BISL without regard to Vanguard or the Corporate Bond Funds. Bloomberg has no obligation to take the needs of Vanguard or the owners of the Corporate Bond Funds into consideration in determining, composing or calculating the Indices. Bloomberg is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Corporate Bond Funds to be issued. Bloomberg shall not have any obligation or liability, including, without limitation, to Corporate Bond Funds customers, in connection with the administration, marketing or trading of the Corporate Bond Funds.
BLOOMBERG DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE INDICES OR ANY DATA RELATED THERETO AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. BLOOMBERG DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY VANGUARD, OWNERS OF THE CORPORATE BOND FUNDS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDICES OR ANY DATA RELATED THERETO. BLOOMBERG DOES NOT MAKE ANY EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDICES OR ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, TO THE MAXIMUM EXTENT ALLOWED BY LAW, BLOOMBERG, ITS LICENSORS, AND ITS AND THEIR RESPECTIVE EMPLOYEES, CONTRACTORS, AGENTS, SUPPLIERS, AND VENDORS SHALL HAVE NO LIABILITY OR RESPONSIBILITY WHATSOEVER FOR ANY INJURY OR DAMAGES—WHETHER DIRECT, INDIRECT, CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR OTHERWISE—ARISING IN CONNECTION WITH THE CORPORATE BOND FUNDS OR THE INDICES OR ANY DATA OR VALUES RELATING THERETO—WHETHER ARISING FROM THEIR NEGLIGENCE OR OTHERWISE, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.
© 2024 Bloomberg.
Used with Permission. Source: Bloomberg Index Services Limited. Copyright 2024, Bloomberg. All rights reserved.

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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 210 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Member of the board of governors of the Investment Company Institute and the board of governors of FINRA.
Independent Trustees
Tara Bunch
Born in 1962. Trustee since November 2021. Principal occupation(s) during the past five years and other experience: head of global operations at Airbnb (2020–present). Vice president of AppleCare (2012–2020). Member of the advisory board of the University of California, Berkeley School of Engineering and the advisory board of Santa Clara University’s Leavey School of Business.
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Member of the board of directors of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, Roberts Wesleyan College, and the Rochester Philharmonic Orchestra. Trustee of the University of Rochester.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Director of the V Foundation. Member of the advisory council for the College of Arts and Letters at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: co-founder and managing partner (2022–present) of Grafton Street Partners (investment advisory firm). Chief investment officer (retired 2020) and vice president (retired 2020) of the University of Notre Dame. Chair of the board of Catholic Investment Services, Inc. (investment advisors). Member of the board of superintendence of the Institute for the Works of Religion, the Notre Dame 403(b) Investment Committee, and the board of directors of Paxos Trust Company (finance).
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer of Purposeful (advisory firm for CEOs and C-level executives; 2021–present). Board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Director of DuPont. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, and the NewYork-Presbyterian Hospital.
Lubos Pastor
Born in 1974. Trustee since January 2024. Principal occupation(s) during the past five years and other experience: Charles P. McQuaid Distinguished Service Professor of Finance (2023–present) at the University of Chicago Booth School of Business; Charles P. McQuaid Professor of Finance (2009–2023) at the University of Chicago Booth School of Business. Vice president (2024–present) and director (2021–2023) of the Executive Committee of the European Finance Association. Member of the board of the Fama-Miller Center for Research in Finance. Member of the Academic Advisory Board of the Center for Research in Security Prices (CRSP) and of the CRSP Index Advisory Council. Research associate at the National Bureau of Economic Research. Research fellow at the Centre for Economic Policy Research.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and partner of HighVista Strategies (private investment firm). Member of the board of RIT Capital Partners (investment firm).
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Colin W. Brown Distinguished Professor of the Practice of Law, Duke Law School (2021–present); Rubenstein Fellow, Duke University (2017–2020); Distinguished Fellow of the Global Financial Markets Center, Duke Law School (2020–2022); and Senior Fellow, Duke Center on Risk (2020–present). Partner of Kaya Partners (climate policy advisory services). Member of the board of directors of Arcadia (energy solution technology).
Grant Reid
Born in 1959. Trustee since July 2023. Principal occupation(s) during the past five years and other experience: senior operating partner (2023–present) of CVC Capital (alternative investment manager). Chief executive officer and president (2014–2022) and member of the board of directors (2015–2022) of Mars, Incorporated (multinational manufacturer).
1 Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Member of the board of directors of Marriott International, Inc. Member of the board of the Sustainable Markets Initiative (environmental services). Chair of the Sustainable Markets Initiative’s Agribusiness Task Force.
David Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company. Trustee of Common Fund.
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Member of the BMW Group Mobility Council.
Executive Officers
Jacqueline Angell
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (November 2022–present) of Vanguard and of each of the investment companies served by Vanguard. Chief compliance officer (2018–2022) and deputy chief compliance officer (2017–2019) of State Street.
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–2022) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Special assistant to the President of the United States (2015).
Ashley Grim
Born in 1984. Principal occupation(s) during the past five years and other experience: treasurer (February 2022–present) of each of the investment companies served by Vanguard. Fund transfer agent controller (2019–2022) and director of Audit Services (2017–2019) at Vanguard. Senior manager (2015–2017) at PriceWaterhouseCoopers (audit and assurance, consulting, and tax services).
Jodi Miller
Born in 1980. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2022–present) of each of the investment companies served by Vanguard. Head of Enterprise Investment Services (2020–present), head of Retail Client Services and Operations (2020–2022), and head of Retail Strategic Support (2018–2020) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express. Nonexecutive director (2022–present) of the board of National Grid (energy).
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Amma Boateng	Karin A. Risi
Joseph Brennan	Anne E. Robinson
Mortimer J. Buckley	Michael Rollings
Gregory Davis	Nitin Tandon
John James	Lauren Valente
Chris D. Mclsaac

Connect with Vanguard®>vanguard.com
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This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
CFA® is a registered trademark owned by CFA Institute.
© 2024 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q390 032024

Annual Report   |   January 31, 2024
Vanguard Ultra-Short-Term Bond Fund
See the inside front cover for important information about your fund’s annual and semiannual shareholder reports.

Important information about shareholder reports
Beginning in July 2024, amendments adopted by the Securities and Exchange Commission will substantially impact the design, content, and transmission of shareholder reports. Shareholder reports will provide key fund information in a clear and concise format and must be mailed to each shareholder that has not elected to receive the reports electronically. Financial statements will no longer be included in the shareholder report but will be available at vanguard.com, can be mailed upon request, or can be accessed on the SEC’s website at www.sec.gov.
You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this report or by logging on to vanguard.com.
Contents
Your Fund’s Performance at a Glance	1
Advisor's Report	2
About Your Fund’s Expenses	5
Performance Summary	7
Financial Statements	9
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance
•	For the 12 months ended January 31, 2024, Vanguard Ultra-Short-Term Bond Fund returned 5.26% for Investor Shares and 5.42% for Admiral Shares. The fund outpaced its benchmark index, which returned 5.08%.
•	With inflation continuing to ease, the Federal Reserve slowed and eventually stopped hiking interest rates. Economic growth, the labor market, and consumer spending proved resilient, but the prospect of rates remaining high for an extended period spurred volatility at times. U.S. bonds rallied toward the end of 2023 as sentiment improved amid market expectations for rate cuts in 2024.
•	In this environment, the broad U.S. investment-grade bond market returned more than 2%, as measured by the Bloomberg U.S. Aggregate Float Adjusted Index.
•	Unlike its benchmark, which consists of the most recently issued U.S. Treasury note, the fund invests in a diversified portfolio of primarily high-quality securities in the credit sector, including investment-grade corporates and asset-backed securities.
•	The higher yields from holding credit over Treasuries and the narrowing in credit spreads during the period drove the fund’s outperformance relative to its benchmark.
Market Barometer
	Average Annual Total Returns Periods Ended January 31, 2024
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	20.23%	9.78%	13.99%
Russell 2000 Index (Small-caps)	2.40	-0.76	6.80
Russell 3000 Index (Broad U.S. market)	19.15	9.10	13.53
FTSE All-World ex US Index (International)	6.29	1.57	5.77
Bonds
Bloomberg U.S. Aggregate Float Adjusted Index (Broad taxable market)	2.23%	-3.15%	0.90%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	2.90	-0.78	2.00
FTSE Three-Month U.S. Treasury Bill Index	5.36	2.40	1.96
CPI
Consumer Price Index	3.09%	5.64%	4.15%
1

Advisor’s Report
For the 12 months ended January 31, 2024, Vanguard Ultra-Short-Term Bond Fund returned 5.26% for Investor Shares and 5.42% for Admiral Shares. Its benchmark, the Bloomberg U.S. Treasury Bellwethers: 1 Year Index, which consists of a single 1-year Treasury note, returned 5.08%.
The fund’s 30-day SEC yield climbed 0.54 percentage points for both share classes, with Investor Shares ending the period at 4.87% and Admiral Shares at 4.97%. This yield is a proxy for a portfolio’s potential annualized rate of income.
Investment environment
For much of the period, concerns about inflation and whether policymakers’ efforts to rein it in might spur a global recession were top of mind for many investors. Early on, consumer prices continued to cool, but inflation broadened to the services sector, which felt the effects of tight labor markets. Slow progress on the inflation front led central banks, including the Federal Reserve, the European Central Bank, and the Bank of England, to continue raising interest rates, but through less aggressive hikes than those seen early in the pandemic.
Toward the end of 2023, signs of inflation moderating and a growing belief that the Fed may have come to the end of its rate-hiking cycle contributed to a strong rally in both stocks and bonds.
Bond yields experienced volatility during the period. The bellwether 10-year U.S. Treasury yield began the period at around 3.5%. It surged in early March and

Yields of U.S. Treasury Securities
Maturity	January 31, 2023	January 31, 2024
2 years	4.20%	4.21%
5 years	3.62	3.84
10 years	3.51	3.91
30 years	3.63	4.17
Source: Vanguard.
2

in the fall, when the markets were anticipating rates to stay higher for longer, while it fell in late March on stress in the banking sector and again toward the end of 2023 as the Fed pivoted from a tight monetary policy stance to signaling rate cuts in 2024. The yield finished the year at around 3.9%—higher than where it started.
The broad U.S. investment-grade bond market returned 2.23% for the 12-month period, as measured by the Bloomberg U.S. Aggregate Float Adjusted Index. With the odds of a global recession falling and resilience in both the job market and consumer spending, the average yield of corporate bonds over Treasuries narrowed, leading them to return significantly more than that.
Management of the portfolio
The fund’s benchmark consists of the most recently issued U.S. Treasury note with a maturity of 1 year. While we target the same average duration as the benchmark, we take on credit exposure, which is expected to be a primary driver of excess returns for the fund over time as credit securities offer a yield premium over the Treasury benchmark.
The fund was conservatively positioned ahead of the turmoil in the banking sector in March, which included the shuttering of some regional banks. When spreads widened and the market cheapened, we added bank debt to the portfolio, especially that of regional banks we believed had very sound fundamentals.
This helped the fund’s relative performance.
Another positive was taking on attractively valued, high-quality credit risk in the middle of the year, when we believed the Fed was probably at or near the end of its rate-hiking cycle. That move paid off as credit spreads tightened significantly near the end of 2023.
Outlook
Although some market participants are counting on a Goldilocks scenario in which inflation moderates without a slowdown in the economy, we see that as unlikely for several reasons. Even without further interest rate increases, the monetary policy tightening that has already occurred will continue working its way through the financial system. There’s a risk that wage gains could contribute to inflation remaining sticky and above target, and consumers have been spending down the savings they accumulated during the pandemic.
We therefore continue to expect a mild recession in the U.S. in late 2024, which will eventually bring inflation closer to the Fed’s 2% target. And while the Fed may start cutting interest rates later this year, they are likely to remain for some time well above the low levels we have become accustomed to since the 2008 global financial crisis.
If the shallow recession we are expecting materializes, it will likely bring greater dispersion between issuers in the credit sector and more opportunities for us to
3

add value through bottom-up security selection.
Whatever the markets may bring, our experienced team of portfolio managers, traders, and credit analysts will continue to seek out attractive opportunities to produce competitive returns for our investors.
Daniel Shaykevich, Principal and Portfolio Manager
Arvind Narayanan, CFA, Principal and Portfolio Manager
Vanguard Fixed Income Group
February 11, 2024
4

About Your Fund’s Expenses
As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.
A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your fund’s costs in two ways:
•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.
5

Six Months Ended January 31, 2024
Ultra-Short-Term Bond Fund	Beginning Account Value 7/31/2023	Ending Account Value 1/31/2024	Expenses Paid During Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,032.10	$1.02
Admiral™ Shares	1,000.00	1,033.20	0.51
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,024.20	$1.02
Admiral Shares	1,000.00	1,024.70	0.51
The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.20% for Investor Shares and 0.10% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).
6

Ultra-Short-Term Bond Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: February 24, 2015, Through January 31, 2024
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended January 31, 2024
	One Year	Five Years	Since Inception (2/24/2015)	Final Value of a $10,000 Investment
Ultra-Short-Term Bond Fund Investor Shares	5.26%	2.05%	1.72%	$11,642
Bloomberg U.S. Treasury Bellwethers: 1 Year Index	5.08	1.97	1.54	11,465
Bloomberg U.S. Aggregate Bond Index	2.10	0.83	1.21	11,130
“Since Inception” performance is calculated from the Investor Shares’ inception date for both the fund and its comparative standard(s).

	One Year	Five Years	Since Inception (2/24/2015)	Final Value of a $50,000 Investment
Ultra-Short-Term Bond Fund Admiral Shares	5.42%	2.17%	1.82%	$58,732
Bloomberg U.S. Treasury Bellwethers: 1 Year Index	5.08	1.97	1.54	57,327
Bloomberg U.S. Aggregate Bond Index	2.10	0.83	1.21	55,652
“Since Inception” performance is calculated from the Admiral Shares’ inception date for both the fund and its comparative standard(s).
See Financial Highlights for dividend and capital gains information.
7

Ultra-Short-Term Bond Fund
Fund Allocation
As of January 31, 2024
Asset-Backed/Commercial Mortgage-Backed Securities	25.2%
Corporate Bonds	63.9
Short-Term Reserves	1.8
Sovereign Bonds	1.5
Treasury/Agency	6.6
Commercial Paper	1.0
The table reflects the fund’s investments, except for derivatives. The agency and mortgage-backed securities may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.
8

Ultra-Short-Term Bond Fund
Financial Statements
Schedule of Investments
As of January 31, 2024
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Asset-Backed/Commercial Mortgage-Backed Securities (25.3%)
[1]	Ally Auto Receivables Trust Class A2 Series 2022-2	4.620%	10/15/25	9,577	9,562
[1]	Ally Auto Receivables Trust Class A2 Series 2022-3	5.290%	6/16/25	5,201	5,198
[1]	Ally Auto Receivables Trust Class A3 Series 2023-1	5.460%	5/15/28	12,590	12,730
[1,2]	Ally Auto Receivables Trust Class B Series 2023-A	6.010%	1/17/34	9,029	9,087
[1]	American Express Credit Account Master Trust Class A Series 2022-2	3.390%	5/15/27	37,312	36,574
[1]	American Express Credit Account Master Trust Class A Series 2022-3	3.750%	8/15/27	34,644	34,102
[1]	Americredit Automobile Receivables Trust Class A2 Series 2023-2	6.190%	4/19/27	9,000	9,018
[1]	AmeriCredit Automobile Receivables Trust Class A2A Series 2022-2	4.200%	12/18/25	7,662	7,643
[1]	AmeriCredit Automobile Receivables Trust Class A3 Series 2021-2	0.340%	12/18/26	1,609	1,594
[1]	AmeriCredit Automobile Receivables Trust Class A3 Series 2023-1	5.620%	11/18/27	11,150	11,289
[1]	Americredit Automobile Receivables Trust Class A3 Series 2023-2	5.810%	5/18/28	36,000	36,577
[1]	AmeriCredit Automobile Receivables Trust Class C Series 2020-2	1.480%	2/18/26	1,918	1,889
[1]	AmeriCredit Automobile Receivables Trust Class D Series 2020-2	2.130%	3/18/26	6,060	5,898
[1,2]	ARI Fleet Lease Trust Class A2 Series 2021-A	0.370%	3/15/30	100	100
[1,2]	ARI Fleet Lease Trust Class A2 Series 2022-A	3.120%	1/15/31	1,264	1,251
[1,2]	ARI Fleet Lease Trust Class A2 Series 2023-A	5.410%	2/17/32	8,270	8,256
[1,2]	ARI Fleet Lease Trust Class A2 Series 2023-B	6.050%	7/15/32	12,260	12,372
[1,2]	ARI Fleet Lease Trust Class A3 Series 2022-A	3.430%	1/15/31	1,950	1,908
[1,2]	Avis Budget Rental Car Funding AESOP LLC Class A Series 2019-3A	2.360%	3/20/26	20,545	19,969
[1,2]	Avis Budget Rental Car Funding AESOP LLC Class A Series 2020-1A	2.330%	8/20/26	13,712	13,182
[1,2]	Avis Budget Rental Car Funding AESOP LLC Class A Series 2020-2A	2.020%	2/20/27	8,030	7,573
[1,2]	Avis Budget Rental Car Funding AESOP LLC Class C Series 2022-5A	9.270%	4/20/27	430	445
[1,2]	Avis Budget Rental Car Funding AESOP LLC Class C Series 2023-2A	8.550%	10/20/27	1,390	1,392
[1]	BA Credit Card Trust Class A1 Series 2022-A1	3.530%	11/15/27	45,485	44,713
[1]	BA Credit Card Trust Class A2 Series 2022-A2	5.000%	4/15/28	11,426	11,494
9

Ultra-Short-Term Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1,2]	Bank of America Auto Trust Class A2 Series 2023-2A	5.850%	8/17/26	14,500	14,582
[1,2]	Bank of America Auto Trust Class A3 Series 2023-1A	5.530%	2/15/28	17,200	17,378
[1,2]	Bank of America Auto Trust Class A3 Series 2023-2A	5.740%	6/15/28	13,780	14,063
[1]	BMW Vehicle Lease Trust Class A3 Series 2023-1	5.160%	11/25/25	7,750	7,741
[1]	BMW Vehicle Lease Trust Class A3 Series 2023-2	5.990%	9/25/26	22,300	22,586
[1]	BMW Vehicle Owner Trust Class A3 Series 2023-A	5.470%	2/25/28	10,030	10,134
[1]	BMW Vehicle Owner Trust Class A4 Series 2020-A	0.620%	4/26/27	2,110	2,090
[1,2,3]	Brass No. 10 plc Class A1 Series 10A	0.669%	4/16/69	3,600	3,486
[1]	Capital One Multi-Asset Execution Trust Class A Series 2022-A3	4.950%	10/15/27	5,150	5,155
[1]	Capital One Multi-Asset Execution Trust Class A3 Series 2021-A3	1.040%	11/15/26	4,900	4,743
[1]	Capital One Prime Auto Receivables Trust Class A2 Series 2023-1	5.200%	5/15/26	14,650	14,621
[1]	Capital One Prime Auto Receivables Trust Class A2A Series 2022-2	3.740%	9/15/25	3,165	3,154
[1]	CarMax Auto Owner Trust Class A2A Series 2023-1	5.230%	1/15/26	6,427	6,418
[1]	Carmax Auto Owner Trust Class A2A Series 2023-3	5.720%	11/16/26	18,680	18,712
[1]	CarMax Auto Owner Trust Class A2A Series 2023-4	6.080%	12/15/26	22,100	22,259
[1]	CarMax Auto Owner Trust Class A2A Series 2024-1	5.300%	3/15/27	8,630	8,637
[1]	CarMax Auto Owner Trust Class A3 Series 2022-2	3.490%	2/16/27	3,432	3,381
[1]	Carmax Auto Owner Trust Class A3 Series 2023-2	5.050%	1/18/28	20,260	20,310
[1]	CarMax Auto Owner Trust Class A4 Series 2020-3	0.770%	3/16/26	3,263	3,220
[1]	Carvana Auto Receivables Trust Class A3 Series 2022-P1	3.350%	2/10/27	5,118	5,034
[1,2]	CCG Receivables Trust Class A2 Series 2023-2	6.280%	4/14/32	4,870	4,952
[1,2]	Chase Auto Owner Trust Class A2 Series 2022-AA	3.860%	10/27/25	2,464	2,458
[1,2]	Chase Auto Owner Trust Class A2 Series 2023-AA	5.900%	3/25/27	19,624	19,682
[1,2]	Chesapeake Funding II LLC Class A1 Series 2020-1A	0.870%	8/15/32	1,153	1,147
[1,2]	Chesapeake Funding II LLC Class A1 Series 2023-1A	5.650%	5/15/35	8,378	8,389
[1,2]	Chesapeake Funding II LLC Class A1 Series 2023-2A	6.160%	10/15/35	12,587	12,707
[1]	Citibank Credit Card Issuance Trust Class A1 Series 2023-A1	5.230%	12/8/27	15,250	15,387
[1,2]	Citizens Auto Receivables Trust Class A3 Series 2023-1	5.840%	1/18/28	16,760	16,987
[1,2]	Citizens Auto Receivables Trust Class A3 Series 2023-2	5.830%	2/15/28	18,500	18,780
[1,2]	Citizens Auto Receivables Trust Class A3 Series 2024-1	5.110%	4/17/28	22,210	22,254
[1]	CNH Equipment Trust Class A2 Series 2022-B	3.940%	12/15/25	2,559	2,547
[1]	CNH Equipment Trust Class A2 Series 2022-C	5.420%	7/15/26	11,675	11,664
[1]	CNH Equipment Trust Class A2 Series 2023-A	5.340%	9/15/26	3,913	3,906
[1]	CNH Equipment Trust Class A2 Series 2023-B	5.900%	2/16/27	17,650	17,758
[1]	CNH Equipment Trust Class A2 Series 2024-A	5.190%	7/15/27	11,990	12,005
[1]	CNH Equipment Trust Class A3 Series 2022-A	2.940%	7/15/27	11,425	11,163
[1]	CNH Equipment Trust Class A4 Series 2020-A	1.510%	4/15/27	1,691	1,684
[1]	Daimler Trucks Retail Trust Class A2 Series 2022-1	5.070%	9/16/24	1,213	1,212
10

Ultra-Short-Term Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1,2]	Dell Equipment Finance Trust Class A2 Series 2022-2	4.030%	7/22/27	3,968	3,958
[1,2]	Dell Equipment Finance Trust Class A2 Series 2023-3	6.100%	4/23/29	8,300	8,336
[1,2]	Dell Equipment Finance Trust Class A3 Series 2023-1	5.650%	9/22/28	25,160	25,319
[1,2]	Dell Equipment Finance Trust Class A3 Series 2023-2	5.650%	1/22/29	4,710	4,759
[1,2]	Dell Equipment Finance Trust Class A3 Series 2023-3	5.930%	4/23/29	26,169	26,600
[1]	Discover Card Execution Note Trust Class A Series 2022-A4	5.030%	10/15/27	17,500	17,546
[1]	Discover Card Execution Note Trust Class A3 Series 2022-A3	3.560%	7/15/27	41,150	40,387
[1,2]	DLLAA LLC Class A2 Series 2023-1A	5.930%	7/20/26	7,700	7,741
[1,2]	DLLAD LLC Class A2 Series 2023-1A	5.190%	4/20/26	6,272	6,251
[1,2]	DLLMT LLC Class A2 Series 2023-1A	5.780%	11/20/25	15,820	15,820
[1,2]	DLLST LLC Class A2 Series 2024-1A	5.330%	1/20/26	9,310	9,322
[1,2]	DLLST LLC Class A3 Series 2022-1A	3.400%	1/21/25	5,603	5,571
[1,2]	DLLST LLC Class A3 Series 2024-1A	5.050%	8/20/27	8,190	8,183
[1,2]	DLLST LLC Class A4 Series 2022-1A	3.690%	9/20/28	2,810	2,769
[1,2]	Donlen Fleet Lease Funding 2 LLC Class A2 Series 2021-2	0.560%	12/11/34	1,366	1,351
[1]	Drive Auto Receivables Trust Class D Series 2020-1	2.700%	5/17/27	961	954
[1,2]	DT Auto Owner Trust Class A Series 2022-2A	2.880%	6/15/26	479	478
[1,2]	Ent Auto Receivables Trust Class A2 Series 2023-1A	6.220%	8/16/27	5,770	5,790
[1,2]	Enterprise Fleet Financing LLC Class A2 Series 2021-1	0.440%	12/21/26	622	616
[1,2]	Enterprise Fleet Financing LLC Class A2 Series 2021-2	0.480%	5/20/27	4,596	4,509
[1,2]	Enterprise Fleet Financing LLC Class A2 Series 2021-3	0.770%	8/20/27	4,209	4,121
[1,2]	Enterprise Fleet Financing LLC Class A2 Series 2023-1	5.510%	1/22/29	9,235	9,257
[1,2]	Enterprise Fleet Financing LLC Class A2 Series 2023-2	5.560%	4/22/30	11,720	11,740
[1,2]	Enterprise Fleet Financing LLC Class A2 Series 2023-3	6.400%	3/20/30	13,600	13,875
[1,2]	Enterprise Fleet Financing LLC Class A2 Series 2024-1	5.230%	3/20/30	6,910	6,929
[1,2,3,4]	Fannie Mae Connecticut Avenue Securities Class 2M1 Series 2021-R02, SOFR30A + 0.900%	6.237%	11/25/41	9,592	9,596
[1,2,3,4]	Fannie Mae Connecticut Avenue Securities Trust Class 1M1 Series 2021-R01, SOFR30A + 0.750%	6.087%	10/25/41	1,373	1,373
[1,2,3,4]	Fannie Mae Connecticut Avenue Securities Trust Class 1M1 Series 2023-R06, SOFR30A + 1.700%	7.037%	7/25/43	3,536	3,573
[1,2,3,4]	Fannie Mae Connecticut Avenue Securities Trust Class 1M1 Series 2023-R08, SOFR30A + 1.500%	6.845%	10/25/43	7,429	7,462
[1,2,3,4]	Fannie Mae Connecticut Avenue Securities Trust Class 1M1 Series 2024-R01, SOFR30A + 1.050%	6.395%	1/25/44	16,840	16,857
11

Ultra-Short-Term Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1,2,3,4]	Fannie Mae Connecticut Avenue Securities Trust Class 2M1 Series 2023-R07, SOFR30A + 1.950%	7.287%	9/25/43	9,543	9,646
[1]	Fifth Third Auto Trust Class A3 Series 2023-1	5.530%	8/15/28	39,870	40,234
[1,2]	Flagship Credit Auto Trust Class A Series 2021-3	0.360%	7/15/27	3,705	3,664
[1,2]	Flagship Credit Auto Trust Class A Series 2021-4	0.810%	7/17/26	3,020	2,973
[1]	Ford Credit Auto Lease Trust Class A2A Series 2023-B	5.900%	2/15/26	5,800	5,817
[1]	Ford Credit Auto Lease Trust Class A3 Series 2023-B	5.910%	10/15/26	40,370	40,779
[1]	Ford Credit Auto Lease Trust Class A3 Series 2024-A	5.060%	5/15/27	19,390	19,412
[1]	Ford Credit Auto Lease Trust Class A4 Series 2022-A	3.370%	7/15/25	2,630	2,609
[1]	Ford Credit Auto Lease Trust Class A4 Series 2023-B	5.870%	1/15/27	8,270	8,351
[1]	Ford Credit Auto Lease Trust Class A4 Series 2024-A	5.050%	6/15/27	1,710	1,717
[1]	Ford Credit Auto Lease Trust Class B Series 2023-B	6.200%	2/15/27	10,010	10,125
[1]	Ford Credit Auto Lease Trust Class B Series 2024-A	5.290%	6/15/27	8,430	8,444
[1]	Ford Credit Auto Lease Trust Class C Series 2022-A	4.180%	10/15/25	8,350	8,221
[1,2]	Ford Credit Auto Owner Trust Class A Series 2018-1	3.190%	7/15/31	8,568	8,419
[1,2]	Ford Credit Auto Owner Trust Class A Series 2020-1	2.040%	8/15/31	31,214	30,230
[1,2]	Ford Credit Auto Owner Trust Class A Series 2020-2	1.060%	4/15/33	46,724	43,789
[1]	Ford Credit Auto Owner Trust Class A2A Series 2022-B	3.440%	2/15/25	601	601
[1]	Ford Credit Auto Owner Trust Class A2A Series 2022-C	4.520%	4/15/25	2,987	2,982
[1]	Ford Credit Auto Owner Trust Class A2A Series 2022-D	5.370%	8/15/25	5,256	5,252
[1]	Ford Credit Auto Owner Trust Class A3 Series 2023-A	4.650%	2/15/28	9,420	9,381
[1]	Ford Credit Auto Owner Trust Class A3 Series 2023-B	5.230%	5/15/28	13,290	13,412
[1]	Ford Credit Floorplan Master Owner Trust Class A Series 2019-4	2.440%	9/15/26	7,980	7,836
[1]	Ford Credit Floorplan Master Owner Trust Class A Series 2020-2	1.060%	9/15/27	45,424	42,584
[1,2,3,4]	Freddie Mac STACR REMICS Trust Class M1 Series 2021-DNA6, SOFR30A + 0.800%	6.137%	10/25/41	9,486	9,492
[1,2,3,4]	Freddie Mac STACR REMICS Trust Class M1 Series 2023-HQA3, SOFR30A + 1.850%	7.195%	11/25/43	5,752	5,807
[1]	GM Financial Automobile Leasing Trust Class A3 Series 2023-1	5.160%	4/20/26	12,500	12,495
[1]	GM Financial Automobile Leasing Trust Class A3 Series 2023-2	5.050%	7/20/26	9,320	9,326
[1]	GM Financial Automobile Leasing Trust Class A3 Series 2023-3	5.380%	11/20/26	8,750	8,805
[1]	GM Financial Automobile Leasing Trust Class A4 Series 2022-2	3.540%	5/20/26	7,470	7,389
[1]	GM Financial Automobile Leasing Trust Class A4 Series 2023-2	5.090%	5/20/27	2,600	2,593
12

Ultra-Short-Term Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1]	GM Financial Automobile Leasing Trust Class A4 Series 2023-3	5.440%	8/20/27	6,000	6,050
[1]	GM Financial Automobile Leasing Trust Class B Series 2022-2	4.020%	5/20/26	5,250	5,180
[1]	GM Financial Automobile Leasing Trust Class B Series 2023-3	5.880%	8/20/27	6,290	6,340
[1]	GM Financial Consumer Automobile Receivables Trust Class A2A Series 2022-4	4.600%	11/17/25	4,282	4,271
[1]	GM Financial Consumer Automobile Receivables Trust Class A2A Series 2023-1	5.190%	3/16/26	8,123	8,110
[1]	GM Financial Consumer Automobile Receivables Trust Class A3 Series 2023-3	5.450%	6/16/28	4,770	4,835
[1]	GM Financial Consumer Automobile Receivables Trust Class A3 Series 2024-1	4.850%	12/18/28	8,760	8,781
[1]	GM Financial Consumer Automobile Receivables Trust Class B Series 2020-3	0.810%	1/16/26	2,100	2,017
[1]	GM Financial Consumer Automobile Receivables Trust Class C Series 2020-3	1.370%	1/16/26	900	868
[1,2]	GreatAmerica Leasing Receivables Clas A2, Series 2024-1	5.320%	8/17/26	16,814	16,838
[1]	Harley-Davidson Motorcycle Trust Class A2 Series 2023-B	5.920%	12/15/26	21,310	21,393
[1]	Harley-Davidson Motorcycle Trust Class A2A Series 2023-A	5.320%	6/15/26	5,948	5,939
[1]	Harley-Davidson Motorcycle Trust Class A3 Series 2021-A	0.370%	4/15/26	1,668	1,647
[1]	Harley-Davidson Motorcycle Trust Class A3 Series 2022-A	3.060%	2/15/27	4,600	4,523
[1,2]	Hertz Vehicle Financing III LLC Class A Series 2022-3A	3.370%	3/25/25	4,927	4,914
[1,2]	Hertz Vehicle Financing III LLC Class C Series 2022-3A	4.350%	3/25/25	920	919
[1,2]	Hertz Vehicle Financing LLC Class A Series 2022-4A	3.730%	9/25/26	15,870	15,483
[1]	Honda Auto Receivables Owner Trust Class A2 Series 2022-2	3.810%	3/18/25	2,407	2,402
[1]	Honda Auto Receivables Owner Trust Class A2 Series 2023-4	5.870%	6/22/26	20,940	21,085
[1]	Honda Auto Receivables Owner Trust Class A3 Series 2023-1	5.040%	4/21/27	12,250	12,270
[1]	Honda Auto Receivables Owner Trust Class A3 Series 2023-2	4.930%	11/15/27	9,880	9,880
[1]	Honda Auto Receivables Owner Trust Class A3 Series 2023-3	5.410%	2/18/28	17,110	17,308
[1]	Honda Auto Receivables Owner Trust Class A3 Series 2023-4	5.670%	6/21/28	9,030	9,216
[1]	Honda Auto Receivables Owner Trust Class A4 Series 2020-3	0.460%	4/19/27	10,210	10,186
[1,2]	HPEFS Equipment Trust Class A2 Series 2023-2A	6.040%	1/21/31	12,900	12,996
[1,2]	HPEFS Equipment Trust Class A3 Series 2023-2A	5.990%	1/21/31	4,180	4,239
[1,2]	HPEFS Equipment Trust Class A3 Series 2024-1	5.180%	5/20/31	19,310	19,343
[1,2]	HPEFS Equipment Trust Class B Series 2024-1	5.180%	5/20/31	3,955	3,964
[1,2]	HPEFS Equipment Trust Class C Series 2024-1	5.330%	5/20/31	5,560	5,573
[1,2]	Hyundai Auto Lease Securitization Trust Class A3 Series 2023-B	5.150%	6/15/26	14,720	14,731
[1,2]	Hyundai Auto Lease Securitization Trust Class A3 Series 2023-C	5.800%	12/15/26	10,000	10,137
13

Ultra-Short-Term Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1,2]	Hyundai Auto Lease Securitization Trust Class A3 Series 2024-A	5.020%	3/15/27	11,360	11,380
[1,2]	Hyundai Auto Lease Securitization Trust Class A4 Series 2022-B	3.500%	4/15/26	22,270	22,003
[1,2]	Hyundai Auto Lease Securitization Trust Class A4 Series 2022-C	4.480%	8/17/26	16,042	15,924
[1,2]	Hyundai Auto Lease Securitization Trust Class A4 Series 2023-B	5.170%	4/15/27	10,460	10,398
[1]	Hyundai Auto Receivables Trust Class A2A Series 2020-C	5.350%	11/17/25	12,921	12,907
[1]	Hyundai Auto Receivables Trust Class A2A Series 2022-B	3.640%	5/15/25	2,267	2,262
[1]	Hyundai Auto Receivables Trust Class A2A Series 2023-C	5.800%	1/15/27	15,420	15,484
[1]	Hyundai Auto Receivables Trust Class A3 Series 2023-A	4.580%	4/15/27	4,900	4,876
[1]	Hyundai Auto Receivables Trust Class A3 Series 2023-B	5.480%	4/17/28	9,040	9,142
[1]	Hyundai Auto Receivables Trust Class A4 Series 2020-A	1.720%	6/15/26	4,636	4,608
[1]	Hyundai Auto Receivables Trust Class A4 Series 2020-B	0.620%	12/15/25	2,676	2,661
[1]	John Deere Owner Trust Class A2 Series 2022-B	3.730%	6/16/25	3,119	3,111
[1]	John Deere Owner Trust Class A2 Series 2023-A	5.280%	3/16/26	15,550	15,522
[1]	John Deere Owner Trust Class A2 Series 2023-B	5.590%	6/15/26	7,460	7,463
[1]	John Deere Owner Trust Class A3 Series 2023-A	5.010%	11/15/27	12,750	12,775
[1]	John Deere Owner Trust Class A4 Series 2020-B	0.720%	6/15/27	2,886	2,881
[1,2]	JPMorgan Chase Bank NA - CACLN Class B Series 2021-1	0.875%	9/25/28	2,382	2,336
[1,2]	JPMorgan Chase Bank NA - CACLN Class B Series 2021-2	0.889%	12/26/28	1,805	1,766
[1,2]	JPMorgan Chase Bank NA - CACLN Class B Series 2021-3	0.760%	2/26/29	4,922	4,765
[1,2]	JPMorgan Chase Bank NA - CACLN Class C Series 2021-1	1.024%	9/25/28	1,477	1,456
[1,2]	Kubota Credit Owner Trust Class A2 Series 2022-2A	4.070%	6/17/25	6,025	6,001
[1,2]	Kubota Credit Owner Trust Class A2 Series 2023-1A	5.400%	2/17/26	7,611	7,606
[1,2]	Kubota Credit Owner Trust Class A2 Series 2023-2A	5.610%	7/15/26	13,190	13,205
[1,2]	Kubota Credit Owner Trust Class A3 Series 2022-2A	4.090%	12/15/26	8,540	8,422
[1,2]	Kubota Credit Owner Trust Class A4 Series 2020-2A	0.730%	6/15/26	3,802	3,782
[1,2]	Master Credit Card Trust II Class A Series 2022-1A	1.660%	7/21/26	8,150	7,877
[1,2,3]	Master Credit Card Trust II Class A Series 2024-1A	6.095%	1/21/28	35,050	35,050
[1]	Mercedes-Benz Auto Lease Trust Class A3 Series 2023-A	4.740%	1/15/27	32,340	32,212
[1]	Mercedes-Benz Auto Receivables Trust Class A2 Series 2023-1	5.090%	1/15/26	7,062	7,049
[1,2]	MMAF Equipment Finance LLC Class A2 Series 2024-A	5.200%	9/13/27	20,830	20,856
[1,2]	Navistar Financial Dealer Note Master Owner Trust II Class A Series 2023-1	6.180%	8/25/28	5,200	5,237
[1]	Nissan Auto Lease Trust Class A3 Series 2023-B	5.690%	7/15/26	5,540	5,570
[1]	Nissan Auto Lease Trust Class A3 Series 2024-A	4.910%	4/15/27	26,040	26,060
[1]	Nissan Auto Lease Trust Class A4 Series 2024-A	4.970%	9/15/28	3,090	3,093
14

Ultra-Short-Term Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1]	Nissan Auto Receivables Owner Trust Class A3 Series 2023-A	4.910%	11/15/27	27,790	27,757
[1]	Nissan Auto Receivables Owner Trust Class A3 Series 2023-B	5.930%	3/15/28	16,650	17,029
[1]	Nissan Auto Receivables Owner Trust Class A4 Series 2020-A	1.700%	5/17/27	5,048	4,990
[1]	Nissan Auto Receivables Owner Trust Class A4 Series 2020-B	0.710%	2/16/27	2,080	2,067
[1,2,3]	Pepper Residential Securities Trust No. 24 Class A1U Series 24A, SOFR + 1.014%	6.380%	11/18/60	63	63
[1,2]	PFS Financing Corp. Class A Series 2022-C	3.890%	5/15/27	5,015	4,930
[1,2]	PFS Financing Corp. Class A Series 2022-D	4.270%	8/15/27	19,468	19,183
[1,2,3]	PFS Financing Corp. Class A Series 2024-A, SOFR30A + 0.850%	6.380%	1/15/28	25,980	25,980
[1,2]	Porsche Financial Auto Securitization Trust Class A2A Series 2023-2A	5.880%	11/23/26	14,540	14,603
[1,2]	Porsche Financial Auto Securitization Trust Class A3 Series 2023-1A	4.810%	9/22/28	11,900	11,880
[1,2]	Porsche Financial Auto Securitization Trust Class A3 Series 2023-2A	5.790%	1/22/29	10,540	10,744
[1,2]	Progress Residential Trust Class A Series 2020-SFR1	1.732%	4/17/37	11,485	11,000
[1,2,3]	RESIMAC Bastille Trust Class A1B Series 2021-2NCA, SOFR + 0.740%	6.148%	2/3/53	5,652	5,602
[1,2]	RESIMAC Premier Class A1B Series 2020-1	1.274%	2/7/52	576	569
[1,2]	Santander Bank Auto Credit-Linked Notes Class B Series 2023-B	5.640%	12/15/33	980	984
[1,2]	Santander Bank Auto Credit-Linked Notes Class C Series 2023-B	5.933%	12/15/33	2,100	2,108
[1,2]	Santander Bank Auto Credit-Linked Notes Class D Series 2023-B	6.663%	12/15/33	2,290	2,300
[1,2]	Santander Bank NA - SBCLN Class B Series 2021-1A	1.833%	12/15/31	3,214	3,139
[1,2]	Santander Drive Auto Receivables Trust Class A2 Series 2024-1A	5.350%	6/21/27	14,550	14,563
[1]	Santander Drive Auto Receivables Trust Class A3 Series 2022-2	2.980%	10/15/26	1,972	1,964
[1]	Santander Drive Auto Receivables Trust Class A3 Series 2022-3	3.400%	12/15/26	397	394
[1]	Santander Drive Auto Receivables Trust Class A3 Series 2022-4	4.140%	2/16/27	12,383	12,313
[1]	Santander Drive Auto Receivables Trust Class A3 Series 2022-5	4.110%	8/17/26	4,767	4,747
[1]	Santander Drive Auto Receivables Trust Class A3 Series 2022-6	4.490%	11/16/26	953	949
[1]	Santander Drive Auto Receivables Trust Class A3 Series 2023-1	4.880%	4/15/27	15,610	15,541
[1]	Santander Drive Auto Receivables Trust Class A3 Series 2023-2	5.210%	7/15/27	12,910	12,884
[1]	Santander Drive Auto Receivables Trust Class A3 Series 2023-3	5.610%	10/15/27	8,270	8,321
[1]	Santander Drive Auto Receivables Trust Class A3 Series 2023-4	5.730%	4/17/28	5,760	5,828
[1]	Santander Drive Auto Receivables Trust Class A3 Series 2023-6	5.930%	7/17/28	2,180	2,203
[1]	Santander Drive Auto Receivables Trust Class A3 Series 2024 -1	5.250%	4/17/28	19,000	19,011
15

Ultra-Short-Term Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1,2]	Santander Drive Auto Receivables Trust Class A3 Series 2024-1A	4.950%	5/21/29	16,410	16,437
[1]	Santander Drive Auto Receivables Trust Class B Series 2022-2	3.440%	9/15/27	10,000	9,838
[1]	Santander Drive Auto Receivables Trust Class B Series 2024 -1	5.230%	12/15/28	5,950	5,968
[1,2]	Santander Retail Auto Lease Trust Class A4 Series 2022-B	3.330%	10/20/26	16,150	15,852
[1,2]	Santander Retail Auto Lease Trust Class B Series 2022-B	3.850%	3/22/27	12,140	11,922
[1,2]	SBNA Auto Lease Trust Class A3 Series 2023-A	6.510%	4/20/27	17,670	18,020
[1,2]	SBNA Auto Lease Trust Class A3 Series 2024-A	5.390%	11/20/26	20,790	20,848
[1,2]	SBNA Auto Lease Trust Class A4 Series 2024-A	5.240%	1/22/29	8,650	8,691
[1,2]	SCCU Auto Receivables Trust Class A2 Series 2023-1A	5.850%	5/17/27	6,620	6,653
[1,2]	SCCU Auto Receivables Trust Class A3 Series 2023-1A	5.700%	10/16/28	9,560	9,728
[1,2]	SFS Auto Receivables Securitization Trust Class A2A Series 2023-1A	5.890%	3/22/27	8,302	8,322
[1]	Synchrony Card Funding LLC Class A Series 2022-A1	3.370%	4/15/28	38,115	37,333
[1]	Synchrony Card Funding LLC Class A Series 2022-A2	3.860%	7/15/28	31,708	31,180
[1,2]	Tesla Auto Lease Trust Class A3 Series 2023-A	5.890%	6/22/26	18,980	19,146
[1,2]	Tesla Auto Lease Trust Class A3 Series 2023-B	6.130%	9/21/26	34,390	34,924
[1,2]	Tesla Auto Lease Trust Class A4 Series 2023-A	5.940%	7/20/27	4,750	4,763
[1,2]	Tesla Auto Lease Trust Class A4 Series 2023-B	6.220%	3/22/27	4,340	4,397
[1,2]	Tesla Electric Vehicle Trust Class A3 Series 2023-1	5.380%	6/20/28	11,030	11,150
[1,2]	Toyota Auto Loan Extended Note Trust Class A Series 2020-1A	1.350%	5/25/33	36,173	34,494
[1]	Toyota Auto Receivables Owner Trust Class A2 Series 2023-A	5.050%	1/15/26	7,569	7,552
[1]	Toyota Auto Receivables Owner Trust Class A2A Series 2022-C	3.830%	8/15/25	4,773	4,755
[1]	Toyota Auto Receivables Owner Trust Class A2A Series 2022-D	5.270%	1/15/26	9,196	9,189
[1]	Toyota Auto Receivables Owner Trust Class A3 Series 2023-B	4.710%	2/15/28	11,900	11,895
[1]	Toyota Auto Receivables Owner Trust Class A3 Series 2023-C	5.160%	4/17/28	7,390	7,428
[1]	Toyota Auto Receivables Owner Trust Class A3 Series 2024-A	4.830%	10/16/28	20,780	20,826
[1]	Toyota Auto Receivables Owner Trust Class A4 Series 2020-B	1.660%	9/15/25	1,983	1,975
[1]	Toyota Auto Receivables Owner Trust Class A4 Series 2020-C	0.570%	10/15/25	4,728	4,668
[1,2]	Toyota Lease Owner Trust Class A2A Series 2023-B	5.730%	4/20/26	9,120	9,155
[1,2]	Toyota Lease Owner Trust Class A3 Series 2023-A	4.930%	4/20/26	40,920	40,863
[1,2]	Toyota Lease Owner Trust Class A3 Series 2023-B	5.660%	11/20/26	35,870	36,435
[1,2,3]	Trillium Credit Card Trust II Class A Series 2024-1A	6.073%	12/27/28	25,990	26,029
[1,2]	US Bank NA Class B Series 2023-1	6.789%	8/25/32	3,321	3,342
[1,2]	USAA Auto Owner Trust Class A2 Series 2022-A	4.600%	2/18/25	1,335	1,335
[1,2]	USAA Auto Owner Trust Class A3 Series 2023-A	5.580%	5/15/28	24,640	24,970
[1]	Verizon Master Trust Class A Series 2021-2	0.990%	4/20/28	29,130	28,254
[1]	Verizon Master Trust Class A Series 2022-6	3.670%	1/22/29	16,180	15,833
[1]	Verizon Master Trust Class A Series 2023-2	4.890%	4/13/28	19,120	19,055
[1]	Verizon Master Trust Class A1A Series 2023-5	5.610%	9/8/28	22,000	22,094
16

Ultra-Short-Term Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1]	Verizon Master Trust Class A1A Series 2024-1	5.000%	12/20/28	31,920	32,025
[1]	Verizon Master Trust Class C Series 2021-2	1.380%	4/20/28	6,710	6,498
[1]	Verizon Master Trust Class C Series 2024-1	5.490%	12/20/28	11,380	11,407
[1]	Volkswagen Auto Lease Trust Class A3 Series 2023-A	5.810%	10/20/26	36,800	37,287
[1]	Volkswagen Auto Loan Enhanced Trust Class A2A Series 2023-1	5.500%	12/21/26	17,871	17,888
[1,2]	Volvo Financial Equipment LLC Class A4 Series 2020-1A	0.600%	3/15/28	3,484	3,431
[1,2]	Westlake Automobile Receivables Trust Class A3 Series 2022-1A	2.420%	7/15/25	6,388	6,375
[1,2]	Wheels Fleet Lease Funding 1 LLC Class A Series 2022-1A	2.470%	10/18/36	1,834	1,805
[1,2]	Wheels SPV 2 LLC Class A3 Series 2020-1A	0.620%	8/20/29	1,360	1,352
[1]	World Omni Auto Receivables Trust Class A2 Series 2022-C	3.730%	3/16/26	3,194	3,176
[1]	World Omni Auto Receivables Trust Class A2A Series 2022-D	5.510%	3/16/26	14,858	14,850
[1]	World Omni Auto Receivables Trust Class A2A Series 2023-A	5.180%	7/15/26	7,530	7,516
[1]	World Omni Auto Receivables Trust Class A2A Series 2023-C	5.570%	12/15/26	16,500	16,524
[1]	World Omni Auto Receivables Trust Class A2A Series 2023-D	5.910%	2/16/27	16,820	16,938
[1]	World Omni Auto Receivables Trust Class A3 Series 2023-B	4.660%	5/15/28	9,200	9,167
[1]	World Omni Automobile Lease Securitization Trust Class A3 Series 2023-A	5.070%	9/15/26	28,384	28,386
[1]	World Omni Automobile Lease Securitization Trust Class A4 Series 2022-A	3.340%	6/15/27	1,200	1,188
[1]	World Omni Automobile Lease Securitization Trust Class A4 Series 2023-A	5.040%	7/17/28	10,150	10,153
[1]	World Omni Automobile Lease Securitization Trust Class B Series 2022-A	3.670%	6/15/27	3,890	3,833
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $3,061,360)					3,075,572
Corporate Bonds (64.2%)
Communications (4.2%)
	Charter Communications Operating LLC / Charter Communications Operating Capital	4.908%	7/23/25	81,492	80,769
	Comcast Corp.	3.375%	8/15/25	42,500	41,667
	Discovery Communications LLC	4.900%	3/11/26	13,503	13,455
	Netflix Inc.	5.875%	2/15/25	5,000	5,036
[2]	Netflix Inc.	3.625%	6/15/25	36,903	36,228
[2]	NTT Finance Corp.	0.583%	3/1/24	83,588	83,240
	Omnicom Group Inc. / Omnicom Capital Inc.	3.650%	11/1/24	7,200	7,099
	Rogers Communications Inc.	2.950%	3/15/25	18,700	18,235
	Rogers Communications Inc.	3.625%	12/15/25	8,656	8,433
	Sprint LLC	7.625%	2/15/25	37,265	37,879
	Sprint LLC	7.625%	3/1/26	8,274	8,637
	Take-Two Interactive Software Inc.	3.300%	3/28/24	1,632	1,626
	Take-Two Interactive Software Inc.	3.550%	4/14/25	19,050	18,686
	Take-Two Interactive Software Inc.	5.000%	3/28/26	4,883	4,902
	T-Mobile USA Inc.	3.500%	4/15/25	13,691	13,421
	T-Mobile USA Inc.	1.500%	2/15/26	12,796	11,977
	T-Mobile USA Inc.	2.250%	2/15/26	7,405	7,027
	Verizon Communications Inc.	0.750%	3/22/24	3,521	3,497
17

Ultra-Short-Term Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Verizon Communications Inc.	0.850%	11/20/25	41,764	38,922
	Walt Disney Co.	3.700%	9/15/24	8,130	8,050
	Warnermedia Holdings Inc.	3.638%	3/15/25	26,509	25,994
	Warnermedia Holdings Inc.	3.788%	3/15/25	43,977	43,163
					517,943
Consumer Discretionary (6.0%)
	American Honda Finance Corp.	2.900%	2/16/24	2,697	2,694
	American Honda Finance Corp.	4.600%	4/17/25	100,000	99,718
	American Honda Finance Corp.	5.000%	5/23/25	32,985	33,079
	American Honda Finance Corp.	4.950%	1/9/26	15,540	15,614
	AutoZone Inc.	3.250%	4/15/25	14,889	14,570
[2]	BMW Finance NV	2.400%	8/14/24	7,480	7,363
[2]	BMW US Capital LLC	3.900%	4/9/25	29,360	29,052
	Ford Motor Credit Co. LLC	5.125%	6/16/25	36,002	35,684
	Ford Motor Credit Co. LLC	4.134%	8/4/25	13,570	13,257
	Ford Motor Credit Co. LLC	3.375%	11/13/25	16,250	15,597
	General Motors Co.	6.125%	10/1/25	14,090	14,298
	General Motors Financial Co. Inc.	2.900%	2/26/25	23,041	22,466
	General Motors Financial Co. Inc.	3.800%	4/7/25	35,920	35,320
	Marriott International Inc.	3.750%	10/1/25	3,634	3,557
[2]	Mercedes-Benz Finance North America LLC	3.650%	2/22/24	23,810	23,780
[2]	Mercedes-Benz Finance North America LLC	5.375%	8/1/25	46,665	47,111
[2]	Mercedes-Benz Finance North America LLC	4.900%	1/9/26	74,000	74,196
	Tapestry Inc.	7.050%	11/27/25	39,806	40,728
	Toyota Motor Credit Corp.	2.500%	3/22/24	46,595	46,404
	Toyota Motor Credit Corp.	4.400%	9/20/24	30,228	30,061
	Toyota Motor Credit Corp.	4.800%	1/5/26	42,160	42,343
[5]	Volkswagen Financial Services Australia Pty Ltd.	2.400%	8/28/24	12,100	7,821
[2]	Volkswagen Group of America Finance LLC	3.350%	5/13/25	46,766	45,662
[2]	Volkswagen Group of America Finance LLC	5.800%	9/12/25	16,602	16,763
[2]	Volkswagen Group of America Finance LLC	1.250%	11/24/25	12,004	11,198
					728,336
Consumer Staples (4.6%)
[2]	7-Eleven Inc.	0.800%	2/10/24	73,354	73,248
	Altria Group Inc.	3.800%	2/14/24	1,623	1,622
	Altria Group Inc.	4.400%	2/14/26	10,850	10,742
	BAT Capital Corp.	3.222%	8/15/24	4,524	4,463
	BAT Capital Corp.	2.789%	9/6/24	3,577	3,516
[2]	BAT International Finance plc	3.950%	6/15/25	7,370	7,234
	BAT International Finance plc	1.668%	3/25/26	52,207	48,665
	Coca-Cola Co.	1.750%	9/6/24	17,370	17,035
	Constellation Brands Inc.	3.600%	5/9/24	14,000	13,919
	Constellation Brands Inc.	4.750%	11/15/24	9,153	9,097
	Constellation Brands Inc.	4.400%	11/15/25	9,195	9,100
	Diageo Capital plc	2.125%	10/24/24	7,700	7,525
	Dollar General Corp.	4.150%	11/1/25	6,980	6,874
	Haleon UK Capital plc	3.125%	3/24/25	28,245	27,630
	Haleon US Capital LLC	3.024%	3/24/24	22,450	22,361
	Hershey Co.	2.050%	11/15/24	11,539	11,263
	Kenvue Inc.	5.500%	3/22/25	62,553	63,045
	Keurig Dr Pepper Inc.	0.750%	3/15/24	59,858	59,517
[2]	Mars Inc.	2.700%	4/1/25	8,730	8,513
	McCormick & Co. Inc.	0.900%	2/15/26	5,104	4,711
	Mondelez International Inc.	2.125%	3/17/24	8,475	8,435
	Mondelez International Inc.	1.500%	5/4/25	12,544	12,018
18

Ultra-Short-Term Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Philip Morris International Inc.	2.875%	5/1/24	1,281	1,272
	Philip Morris International Inc.	5.125%	11/15/24	95,809	95,717
	Philip Morris International Inc.	5.000%	11/17/25	11,400	11,448
	Reynolds American Inc.	4.450%	6/12/25	16,810	16,636
					555,606
Energy (3.2%)
	Canadian Natural Resources Ltd.	3.800%	4/15/24	4,100	4,082
	Cheniere Corpus Christi Holdings LLC	5.875%	3/31/25	8,120	8,141
	Enbridge Energy Partners LP	5.875%	10/15/25	11,628	11,750
	Energy Transfer LP	4.900%	2/1/24	8,314	8,314
	Energy Transfer LP	4.500%	4/15/24	1,149	1,146
	Energy Transfer LP	3.900%	5/15/24	3,000	2,984
	Energy Transfer LP	4.050%	3/15/25	5,000	4,932
	Energy Transfer LP	2.900%	5/15/25	25,816	25,051
	EOG Resources Inc.	3.150%	4/1/25	2,400	2,354
[2]	EQT Corp.	3.125%	5/15/26	3,366	3,200
	Equinor ASA	3.250%	11/10/24	8,000	7,883
	Galaxy Pipeline Assets Bidco Ltd.	1.750%	9/30/27	18,331	17,211
	Kinder Morgan Energy Partners LP	4.150%	2/1/24	11,031	11,031
	Kinder Morgan Energy Partners LP	4.300%	5/1/24	8,460	8,429
	Kinder Morgan Inc.	4.300%	6/1/25	7,001	6,920
	Marathon Petroleum Corp.	4.700%	5/1/25	28,662	28,470
	MPLX LP	4.875%	6/1/25	52,052	51,807
	Occidental Petroleum Corp.	5.875%	9/1/25	12,420	12,512
	Ovintiv Inc.	5.650%	5/15/25	16,715	16,793
	Phillips 66	0.900%	2/15/24	34,862	34,802
	Plains All American Pipeline LP / PAA Finance Corp.	4.650%	10/15/25	38,420	38,123
	Sabine Pass Liquefaction LLC	5.750%	5/15/24	65	65
	Sabine Pass Liquefaction LLC	5.625%	3/1/25	2,046	2,049
	Sabine Pass Liquefaction LLC	5.875%	6/30/26	4,975	5,059
	Shell International Finance BV	2.000%	11/7/24	9,464	9,249
	Spectra Energy Partners LP	4.750%	3/15/24	1,129	1,128
	Spectra Energy Partners LP	3.500%	3/15/25	1,742	1,708
	TransCanada PipeLines Ltd.	1.000%	10/12/24	8,747	8,479
	Western Midstream Operating LP	3.100%	2/1/25	11,950	11,651
	Western Midstream Operating LP	3.950%	6/1/25	1,775	1,739
	Williams Cos. Inc.	4.300%	3/4/24	24,974	24,943
	Williams Cos. Inc.	3.900%	1/15/25	6,190	6,115
	Williams Cos. Inc.	5.400%	3/2/26	10,000	10,103
					388,223
Financials (27.1%)
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	1.650%	10/29/24	40,000	38,847
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	6.500%	7/15/25	14,686	14,887
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	4.450%	10/1/25	9,875	9,716
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	1.750%	1/30/26	11,500	10,710
	Affiliated Managers Group Inc.	4.250%	2/15/24	9,420	9,411
	Air Lease Corp.	2.875%	1/15/26	27,050	25,837
	Allstate Corp.	0.750%	12/15/25	6,959	6,453
	American Express Co.	3.950%	8/1/25	8,500	8,376
	American Express Co.	4.990%	5/1/26	103,773	103,673
19

Ultra-Short-Term Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	American Express Co.	6.338%	10/30/26	27,171	27,730
	Ameriprise Financial Inc.	3.000%	4/2/25	25,675	25,091
[2]	Athene Global Funding	2.514%	3/8/24	2,250	2,242
	Australia & New Zealand Banking Group Ltd.	5.375%	7/3/25	28,240	28,464
	Australia & New Zealand Banking Group Ltd.	5.671%	10/3/25	29,880	30,340
[3,5]	Australia & New Zealand Banking Group Ltd., 3M Australian Bank Bill Rate + 2.000%	6.333%	7/26/29	25,894	17,055
	Banco Santander SA	2.746%	5/28/25	11,200	10,821
	Banco Santander SA	5.147%	8/18/25	2,573	2,562
	Bank of America Corp.	3.950%	4/21/25	15,169	14,931
	Bank of America Corp.	3.366%	1/23/26	20,000	19,582
	Bank of America Corp.	2.015%	2/13/26	15,600	15,045
	Bank of America Corp.	3.384%	4/2/26	24,989	24,430
	Bank of America Corp.	1.197%	10/24/26	7,645	7,130
	Bank of America NA	5.650%	8/18/25	35,000	35,456
	Bank of Montreal	5.200%	12/12/24	22,200	22,197
	Bank of Montreal	5.920%	9/25/25	104,000	105,689
	Bank of New York Mellon	5.148%	5/22/26	33,940	34,001
	Bank of New York Mellon Corp.	4.414%	7/24/26	12,440	12,332
	Bank of Nova Scotia	5.450%	6/12/25	120,500	121,180
	Bank of Nova Scotia	4.750%	2/2/26	3,373	3,368
	Bank of Nova Scotia	1.050%	3/2/26	5,743	5,312
[2]	Banque Federative du Credit Mutuel SA	5.896%	7/13/26	36,000	36,731
	Barclays plc	2.852%	5/7/26	11,000	10,647
[2]	BPCE SA	5.100%	1/26/26	37,500	37,556
	Canadian Imperial Bank of Commerce	5.144%	4/28/25	82,000	82,085
	Citibank NA	5.864%	9/29/25	40,000	40,697
	Citigroup Inc.	3.700%	1/12/26	7,870	7,693
	Citigroup Inc.	2.014%	1/25/26	9,450	9,123
	Citigroup Inc.	3.290%	3/17/26	19,058	18,619
	Citigroup Inc.	5.610%	9/29/26	10,000	10,077
	Cooperatieve Rabobank UA	5.000%	1/13/25	39,700	39,689
	Cooperatieve Rabobank UA	5.500%	7/18/25	52,360	52,917
	Cooperatieve Rabobank UA	4.850%	1/9/26	50,000	50,189
	Credit Suisse AG	7.950%	1/9/25	14,680	15,029
	Credit Suisse AG	3.700%	2/21/25	10,000	9,842
	Credit Suisse AG	2.950%	4/9/25	19,800	19,258
[2]	Danske Bank AS	6.259%	9/22/26	60,075	61,068
	Franklin Resources Inc.	2.850%	3/30/25	4,895	4,775
[2]	GA Global Funding Trust	1.000%	4/8/24	45,015	44,589
[2]	GA Global Funding Trust	3.850%	4/11/25	3,239	3,182
	Goldman Sachs Group Inc.	5.700%	11/1/24	40,177	40,309
	Goldman Sachs Group Inc.	5.798%	8/10/26	47,150	47,599
	Goldman Sachs Group Inc.	1.093%	12/9/26	18,112	16,816
[3]	Goldman Sachs Group Inc., SOFR + 0.486%	5.861%	10/21/24	38,426	38,452
	HSBC Holdings plc	2.999%	3/10/26	31,360	30,489
	HSBC Holdings plc	1.645%	4/18/26	25,970	24,783
	HSBC Holdings plc	4.292%	9/12/26	37,825	37,142
	HSBC USA Inc.	5.625%	3/17/25	22,695	22,837
	Huntington Bancshares Inc.	4.000%	5/15/25	16,995	16,726
	Huntington National Bank	5.699%	11/18/25	21,688	21,571
[2]	ING Groep NV	1.400%	7/1/26	10,240	9,691
	Intercontinental Exchange Inc.	3.650%	5/23/25	75,290	74,040
	Invesco Finance plc	3.750%	1/15/26	15,437	15,060
	JPMorgan Chase & Co.	2.595%	2/24/26	1,860	1,808
20

Ultra-Short-Term Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	JPMorgan Chase & Co.	2.005%	3/13/26	20,163	19,419
	JPMorgan Chase & Co.	2.083%	4/22/26	6,484	6,237
	JPMorgan Chase & Co.	1.040%	2/4/27	7,185	6,635
	Legg Mason Inc.	3.950%	7/15/24	10,000	9,919
	Lloyds Banking Group plc	4.716%	8/11/26	14,940	14,781
[2]	Macquarie Group Ltd.	6.207%	11/22/24	62,000	62,343
	Manufacturers & Traders Trust Co.	2.900%	2/6/25	2,551	2,484
	Manufacturers & Traders Trust Co.	4.650%	1/27/26	3,326	3,282
	Marsh & McLennan Cos. Inc.	3.875%	3/15/24	22,940	22,881
	Marsh & McLennan Cos. Inc.	3.500%	6/3/24	24,356	24,165
	Mitsubishi UFJ Financial Group Inc.	2.193%	2/25/25	46,962	45,512
	Mitsubishi UFJ Financial Group Inc.	3.777%	3/2/25	13,364	13,165
	Mitsubishi UFJ Financial Group Inc.	5.719%	2/20/26	55,720	55,938
	Mitsubishi UFJ Financial Group Inc.	3.837%	4/17/26	225	221
	Mitsubishi UFJ Financial Group Inc.	5.541%	4/17/26	16,233	16,283
	Mizuho Financial Group Inc.	2.226%	5/25/26	6,370	6,110
	Morgan Stanley	4.000%	7/23/25	3,500	3,454
	Morgan Stanley	3.875%	1/27/26	11,499	11,293
	Morgan Stanley	2.630%	2/18/26	23,380	22,719
	Morgan Stanley	2.188%	4/28/26	3,531	3,404
	Morgan Stanley Bank NA	5.479%	7/16/25	25,030	25,266
	Nasdaq Inc.	5.650%	6/28/25	56,200	56,725
	Nasdaq Inc.	3.850%	6/30/26	6,000	5,863
	National Australia Bank Ltd.	4.750%	12/10/25	52,280	52,374
	National Bank of Canada	5.250%	1/17/25	36,650	36,678
[2]	New York Life Global Funding	0.550%	4/26/24	350	346
[2]	Nordea Bank Abp	4.750%	9/22/25	2,691	2,684
[2]	Nuveen Finance LLC	4.125%	11/1/24	9,060	8,951
	ORIX Corp.	3.250%	12/4/24	1,163	1,142
[2]	Penske Truck Leasing Co. LP / PTL Finance Corp.	3.900%	2/1/24	747	747
[2]	Penske Truck Leasing Co. LP / PTL Finance Corp.	4.000%	7/15/25	16,890	16,550
[2]	Penske Truck Leasing Co. LP / PTL Finance Corp.	5.350%	1/12/27	5,010	5,034
	PNC Bank NA	3.250%	6/1/25	22,745	22,197
	PNC Financial Services Group Inc.	2.200%	11/1/24	2,000	1,956
	PNC Financial Services Group Inc.	5.671%	10/28/25	51,371	51,338
	PNC Financial Services Group Inc.	5.812%	6/12/26	56,573	56,905
	Royal Bank of Canada	4.950%	4/25/25	46,899	46,971
	Santander UK Group Holdings plc	1.089%	3/15/25	5,000	4,968
[3,5]	Standard Chartered plc, 3M Australian Bank Bill Rate + 1.850%	6.210%	6/28/25	29,000	19,072
	State Street Corp.	2.354%	11/1/25	20,980	20,507
	State Street Corp.	4.857%	1/26/26	7,610	7,578
	State Street Corp.	5.104%	5/18/26	120,000	120,081
	Sumitomo Mitsui Financial Group Inc.	2.348%	1/15/25	12,212	11,890
	Sumitomo Mitsui Financial Group Inc.	1.474%	7/8/25	29,142	27,695
	Toronto-Dominion Bank	3.766%	6/6/25	23,438	23,096
	Toronto-Dominion Bank	1.150%	6/12/25	11,872	11,295
	Toronto-Dominion Bank	0.750%	9/11/25	36,240	34,033
	Toronto-Dominion Bank	0.750%	1/6/26	39,184	36,374
	Toronto-Dominion Bank	1.200%	6/3/26	15,522	14,305
	Truist Bank	1.500%	3/10/25	22,255	21,349
	Truist Financial Corp.	3.700%	6/5/25	11,930	11,696
	Truist Financial Corp.	1.200%	8/5/25	780	736
	Truist Financial Corp.	4.260%	7/28/26	4,579	4,514
	UBS AG	5.800%	9/11/25	75,000	75,956
21

Ultra-Short-Term Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2]	UBS Group AG	2.193%	6/5/26	10,000	9,565
[2]	UBS Group AG	5.711%	1/12/27	1,433	1,441
[2]	UBS Group AG	1.305%	2/2/27	44,440	40,923
	US Bancorp	1.450%	5/12/25	32,632	31,228
	US Bancorp	3.950%	11/17/25	6,863	6,764
	US Bancorp	5.727%	10/21/26	60,000	60,605
	US Bank NA	2.050%	1/21/25	25,270	24,542
	Wells Fargo & Co.	3.550%	9/29/25	5,439	5,320
	Wells Fargo & Co.	2.406%	10/30/25	15,316	14,959
	Wells Fargo & Co.	2.188%	4/30/26	48,375	46,538
	Wells Fargo & Co.	4.540%	8/15/26	7,672	7,595
	Wells Fargo Bank NA	5.550%	8/1/25	27,640	27,928
	Wells Fargo Bank NA	4.811%	1/15/26	44,500	44,578
	Westpac Banking Corp.	5.512%	11/17/25	22,020	22,337
[3,5]	Westpac Banking Corp., 3M Australian Bank Bill Rate + 1.980%	6.358%	8/27/29	7,400	4,876
	Willis North America Inc.	3.600%	5/15/24	10,566	10,494
					3,290,767
Health Care (5.2%)
	AbbVie Inc.	2.600%	11/21/24	65,122	63,760
	AbbVie Inc.	3.600%	5/14/25	7,803	7,674
	Aetna Inc.	3.500%	11/15/24	976	962
	Amgen Inc.	3.625%	5/22/24	21,412	21,277
	Amgen Inc.	5.250%	3/2/25	11,945	11,974
	Amgen Inc.	3.125%	5/1/25	29,803	29,109
	Becton Dickinson & Co.	3.363%	6/6/24	6,452	6,400
	Cardinal Health Inc.	3.079%	6/15/24	16,250	16,083
	Cencora Inc.	3.400%	5/15/24	22,674	22,515
	Cigna Group	0.613%	3/15/24	10,215	10,158
	Cigna Group	4.125%	11/15/25	9,639	9,493
	CVS Health Corp.	3.875%	7/20/25	19,588	19,276
	CVS Health Corp.	5.000%	2/20/26	21,822	21,879
	Elevance Health Inc.	5.350%	10/15/25	14,260	14,337
	Elevance Health Inc.	1.500%	3/15/26	14,885	13,899
	GE HealthCare Technologies Inc.	5.600%	11/15/25	73,885	74,601
	HCA Inc.	5.375%	2/1/25	53,404	53,403
	HCA Inc.	5.875%	2/15/26	5,000	5,047
	Humana Inc.	3.850%	10/1/24	11,929	11,791
	Pfizer Investment Enterprises Pte Ltd.	4.650%	5/19/25	135,215	134,893
	Quest Diagnostics Inc.	3.500%	3/30/25	48,375	47,498
	Stryker Corp.	1.150%	6/15/25	7,034	6,679
	Stryker Corp.	3.375%	11/1/25	17,232	16,805
	Thermo Fisher Scientific Inc.	1.215%	10/18/24	1,364	1,326
	Wyeth LLC	6.450%	2/1/24	4,863	4,863
	Zoetis Inc.	5.400%	11/14/25	6,779	6,843
					632,545
Industrials (4.2%)
[5]	Aurizon Network Pty Ltd.	4.000%	6/21/24	29,340	19,169
[2]	BAE Systems Holdings Inc.	3.800%	10/7/24	12,060	11,917
	Boeing Co.	1.433%	2/4/24	3,211	3,211
	Boeing Co.	4.875%	5/1/25	74,689	74,194
	Boeing Co.	2.196%	2/4/26	5,000	4,713
[5]	Brisbane Airport Corp. Pty Ltd.	3.900%	4/24/25	13,540	8,790
	Burlington Northern Santa Fe LLC	3.400%	9/1/24	8,130	8,030
	Canadian Pacific Railway Co.	1.350%	12/2/24	24,420	23,624
22

Ultra-Short-Term Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Canadian Pacific Railway Co.	2.900%	2/1/25	33,100	32,368
	Carrier Global Corp.	2.242%	2/15/25	41,255	40,019
[2]	Carrier Global Corp.	5.800%	11/30/25	36,584	37,100
	Caterpillar Financial Services Corp.	0.600%	9/13/24	4,847	4,713
	CNH Industrial Capital LLC	5.450%	10/14/25	10,580	10,659
[2]	Daimler Truck Finance North America LLC	5.200%	1/17/25	25,600	25,608
[2]	Daimler Truck Finance North America LLC	5.600%	8/8/25	26,187	26,388
[2]	Daimler Truck Finance North America LLC	5.000%	1/15/27	14,925	15,019
	GE Capital International Funding Co. Unlimited Co.	3.373%	11/15/25	6,144	5,970
	Huntington Ingalls Industries Inc.	3.844%	5/1/25	25,046	24,579
[5]	Lonsdale Finance Pty Ltd.	3.900%	10/15/25	13,730	8,868
[5]	Pacific National Finance Pty Ltd.	5.250%	5/19/25	3,680	2,402
	Parker-Hannifin Corp.	3.650%	6/15/24	12,280	12,189
	RTX Corp.	3.200%	3/15/24	67,924	67,683
	RTX Corp.	3.950%	8/16/25	10,989	10,842
	RTX Corp.	5.000%	2/27/26	3,279	3,295
	Ryder System Inc.	2.500%	9/1/24	3,740	3,672
	Ryder System Inc.	4.625%	6/1/25	9,462	9,401
	Ryder System Inc.	3.350%	9/1/25	10,709	10,419
[2]	Siemens Financieringsmaatschappij NV	3.125%	3/16/24	5,097	5,080
					509,922
Materials (0.8%)
	Berry Global Inc.	0.950%	2/15/24	5,500	5,489
	Celanese US Holdings LLC	3.500%	5/8/24	2,581	2,565
	DuPont de Nemours Inc.	4.493%	11/15/25	39,419	39,116
	Eastman Chemical Co.	3.800%	3/15/25	12,068	11,881
[2]	Georgia-Pacific LLC	3.600%	3/1/25	9,050	8,912
[2]	Glencore Funding LLC	4.000%	4/16/25	3,304	3,256
	LyondellBasell Industries NV	5.750%	4/15/24	14,198	14,198
	Nutrien Ltd.	5.950%	11/7/25	13,126	13,343
					98,760
Real Estate (3.2%)
	Alexandria Real Estate Equities Inc.	4.300%	1/15/26	4,000	3,949
	American Tower Corp.	5.000%	2/15/24	2,870	2,869
	American Tower Corp.	2.950%	1/15/25	24,602	24,057
	American Tower Corp.	2.400%	3/15/25	8,660	8,394
	American Tower Corp.	4.000%	6/1/25	12,807	12,608
	American Tower Corp.	1.300%	9/15/25	6,059	5,707
	AvalonBay Communities Inc.	3.450%	6/1/25	4,595	4,503
	AvalonBay Communities Inc.	3.500%	11/15/25	2,540	2,483
	Boston Properties LP	3.800%	2/1/24	7,850	7,850
	Boston Properties LP	3.650%	2/1/26	4,158	4,014
	Equinix Inc.	1.250%	7/15/25	20,846	19,713
	ERP Operating LP	3.375%	6/1/25	6,628	6,483
	Essex Portfolio LP	3.875%	5/1/24	1,050	1,045
	Essex Portfolio LP	3.500%	4/1/25	31,767	31,105
[5]	General Property Trust	3.673%	9/19/24	2,420	1,575
	Healthpeak OP LLC	4.000%	6/1/25	8,595	8,458
	Kilroy Realty LP	3.450%	12/15/24	10,203	10,006
	Mid-America Apartments LP	4.000%	11/15/25	12,387	12,167
	NNN REIT Inc.	3.900%	6/15/24	16,746	16,616
	NNN REIT Inc.	4.000%	11/15/25	6,741	6,614
	Realty Income Corp.	4.600%	2/6/24	40,935	40,935
	Realty Income Corp.	3.875%	4/15/25	14,524	14,312
	Realty Income Corp.	4.625%	11/1/25	13,903	13,825
23

Ultra-Short-Term Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[5]	Region Retail Trust	3.900%	6/7/24	10,680	6,978
	Simon Property Group LP	3.750%	2/1/24	29,723	29,723
	Simon Property Group LP	3.375%	10/1/24	32,256	31,794
	Simon Property Group LP	3.500%	9/1/25	5,520	5,413
[5]	Stockland Trust	3.300%	3/22/24	7,780	5,093
	Ventas Realty LP	3.500%	4/15/24	10,040	9,991
	Ventas Realty LP	3.750%	5/1/24	5,000	4,972
	Ventas Realty LP	2.650%	1/15/25	7,802	7,602
	Welltower OP LLC	3.625%	3/15/24	1,495	1,491
	Welltower OP LLC	4.000%	6/1/25	27,787	27,361
					389,706
Technology (2.6%)
	Broadcom Inc.	3.625%	10/15/24	49,538	48,890
	Global Payments Inc.	2.650%	2/15/25	15,574	15,124
	Global Payments Inc.	1.200%	3/1/26	10,000	9,237
	Hewlett Packard Enterprise Co.	5.900%	10/1/24	64,110	64,190
	HP Inc.	2.200%	6/17/25	19,613	18,837
	Oracle Corp.	3.400%	7/8/24	1,622	1,606
	Oracle Corp.	2.500%	4/1/25	55,216	53,555
	Oracle Corp.	5.800%	11/10/25	4,666	4,736
	PayPal Holdings Inc.	2.400%	10/1/24	45,776	44,864
	Roper Technologies Inc.	1.000%	9/15/25	26,555	24,920
	Verisk Analytics Inc.	4.000%	6/15/25	28,092	27,703
					313,662
Utilities (3.1%)
	Abu Dhabi National Energy Co. PJSC	3.875%	5/6/24	10,100	10,041
	American Electric Power Co. Inc.	5.699%	8/15/25	17,790	17,926
	Appalachian Power Co.	3.400%	6/1/25	920	901
[5]	Ausgrid Finance Pty Ltd.	3.750%	10/30/24	36,370	23,655
[3,5]	Australian Gas Networks Ltd., 3M Australian Bank Bill Rate + 0.400%	4.755%	7/1/24	12,500	8,183
	Berkshire Hathaway Energy Co.	4.050%	4/15/25	68,123	67,448
[5]	DBNGP Finance Co. Pty Ltd.	4.225%	5/28/25	15,830	10,243
	DTE Electric Co.	3.650%	3/15/24	5,180	5,167
	DTE Energy Co.	1.050%	6/1/25	15,379	14,560
	Duke Energy Corp.	0.900%	9/15/25	10,000	9,381
[5]	Energy Partnership Gas Pty Ltd.	3.642%	12/11/24	24,380	15,825
	Exelon Corp.	3.950%	6/15/25	4,480	4,412
[5]	Network Finance Co. Pty Ltd.	3.500%	12/6/24	24,350	15,803
	NextEra Energy Capital Holdings Inc.	4.255%	9/1/24	29,862	29,638
	NextEra Energy Capital Holdings Inc.	5.749%	9/1/25	16,030	16,189
	NextEra Energy Capital Holdings Inc.	4.950%	1/29/26	22,280	22,294
	NiSource Inc.	0.950%	8/15/25	9,498	8,917
	Public Service Enterprise Group Inc.	0.800%	8/15/25	14,130	13,254
	Sempra	3.300%	4/1/25	1,980	1,937
	Southern Co.	0.600%	2/26/24	1,296	1,292
	Southern Co.	5.150%	10/6/25	25,611	25,696
[5]	United Energy Distribution Pty Ltd.	3.850%	10/23/24	13,120	8,549
[3,5]	Victoria Power Networks Finance Pty Ltd., 3M Australian Bank Bill Rate + 0.500%	4.898%	8/23/24	11,900	7,798
	Virginia Electric and Power Co.	3.150%	1/15/26	7,680	7,455
	WEC Energy Group Inc.	5.000%	9/27/25	7,522	7,526
24

Ultra-Short-Term Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	WEC Energy Group Inc.	4.750%	1/9/26	22,937	22,885
					376,975
Total Corporate Bonds (Cost $7,773,742)					7,802,445
Sovereign Bonds (1.5%)
[6]	Japan Treasury Discount Bill	0.000%	2/13/24	20,000,000	135,892
	Republic of Hungary	5.375%	3/25/24	12,640	12,624
[7]	Republic of Indonesia	1.750%	4/24/25	7,500	7,877
	Republic of Panama	4.000%	9/22/24	845	832
	Socialist Republic of Vietnam	4.800%	11/19/24	21,904	21,719
Total Sovereign Bonds (Cost $182,389)					178,944
				Shares
Temporary Cash Investments (9.4%)
Money Market Fund (1.8%)
[8]	Vanguard Market Liquidity Fund	5.410%		2,175,056	217,484
			Maturity Date	Face Amount ($000)
Commercial Paper (1.0%)
[2,9]	AT&T Inc.	5.960%	2/21/24	61,000	60,802
[2]	CDP Financial Inc.	5.497%	4/15/24	59,730	59,065
					119,867
25

Ultra-Short-Term Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
U.S. Government and Agency Obligations (6.6%)
[10]	United States Treasury Bill	4.845%–4.860%	2/6/24	234,566	224,769
	United States Treasury Bill	4.791%–4.821%	2/6/24	608,360	581,182
					805,951
Total Temporary Cash Investments (Cost $1,143,072)					1,143,302
Total Investments (100.4%) (Cost $12,160,563)					12,200,263
Other Assets and Liabilities—Net (-0.4%)					(50,704)
Net Assets (100%)					12,149,559
Cost is in $000.
•	See Note A in Notes to Financial Statements.
1	The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
2	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2024, the aggregate value was $2,427,442,000, representing 20.0% of net assets.
3	Variable-rate security; rate shown is effective rate at period end. Certain variable-rate securities are not based on a published reference rate and spread but are determined by the issuer or agent based on current market conditions.
4	The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
5	Face amount denominated in Australian dollars.
6	Face amount denominated in Japanese yen.
7	Face amount denominated in euro.
8	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
9	Security exempt from registration under Section 4(2) of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration only to dealers in that program or other “accredited investors.“ At January 31, 2024, the aggregate value of these securities was $60,802,000, representing 0.5% of net assets.
10	Securities with a value of $7,607,000 have been segregated as initial margin for open futures contracts.
3M—3-month.
DAC—Designated Activity Company.
REIT—Real Estate Investment Trust.
REMICS—Real Estate Mortgage Investment Conduits.
SOFR—Secured Overnight Financing Rate.
SOFR30A—30 Day Average Secured Overnight Financing Rate.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Short Futures Contracts
2-Year U.S. Treasury Note	March 2024	(2,843)	(584,681)	(803)
5-Year U.S. Treasury Note	March 2024	(1,172)	(127,034)	(1,103)
AUD 3-Year Treasury Bond	March 2024	(200)	(14,032)	(138)
				(2,044)

26

Ultra-Short-Term Bond Fund
Forward Currency Contracts
	Contract Settlement Date	Contract Amount (000)				Unrealized Appreciation ($000)	Unrealized Depreciation ($000)
Counterparty		Receive		Deliver
JPMorgan Chase Bank, N.A.	2/13/24	JPY	4,875	USD	34	—	(1)
UBS AG	3/20/24	USD	191,647	AUD	290,447	788	—
UBS AG	3/20/24	USD	8,045	EUR	7,390	42	—
BNP Paribas	3/20/24	USD	499	GBP	392	2	—
JPMorgan Chase Bank, N.A.	2/13/24	USD	144,130	JPY	20,020,000	7,825	—
						8,657	(1)
AUD—Australian dollar.
EUR—euro.
GBP—British pound.
JPY—Japanese yen.
USD—U.S. dollar.
At January 31, 2024, the counterparties had deposited in segregated accounts securities with a value of $8,961,000 in connection with open forward currency contracts.
See accompanying Notes, which are an integral part of the Financial Statements.
27

Ultra-Short-Term Bond Fund
Statement of Assets and Liabilities
As of January 31, 2024

($000s, except shares, footnotes, and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $11,943,090)	11,982,779
Affiliated Issuers (Cost $217,473)	217,484
Total Investments in Securities	12,200,263
Investment in Vanguard	383
Foreign Currency, at Value (Cost $1,474)	1,464
Receivables for Investment Securities Sold	81,470
Receivables for Accrued Income	87,253
Receivables for Capital Shares Issued	20,009
Unrealized Appreciation—Forward Currency Contracts	8,657
Total Assets	12,399,499
Liabilities
Due to Custodian	1,185
Payables for Investment Securities Purchased	119,892
Payables for Capital Shares Redeemed	118,009
Payables for Distributions	7,506
Payables to Vanguard	547
Variation Margin Payable—Futures Contracts	2,800
Unrealized Depreciation—Forward Currency Contracts	1
Total Liabilities	249,940
Net Assets	12,149,559
At January 31, 2024, net assets consisted of:

Paid-in Capital	12,364,904
Total Distributable Earnings (Loss)	(215,345)
Net Assets	12,149,559

Investor Shares—Net Assets
Applicable to 32,203,214 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	321,537
Net Asset Value Per Share—Investor Shares	$9.98

Admiral Shares—Net Assets
Applicable to 592,231,811 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	11,828,022
Net Asset Value Per Share—Admiral Shares	$19.97

See accompanying Notes, which are an integral part of the Financial Statements.
28

Ultra-Short-Term Bond Fund
Statement of Operations

Year Ended January 31, 2024
($000)
Investment Income
Income
Interest[1]	539,698
Total Income	539,698
Expenses
The Vanguard Group—Note B
Investment Advisory Services	1,400
Management and Administrative—Investor Shares	685
Management and Administrative—Admiral Shares	9,962
Marketing and Distribution—Investor Shares	30
Marketing and Distribution—Admiral Shares	667
Custodian Fees	91
Auditing Fees	38
Shareholders’ Reports—Investor Shares	16
Shareholders’ Reports—Admiral Shares	72
Trustees’ Fees and Expenses	8
Other Expenses	23
Total Expenses	12,992
Expenses Paid Indirectly	(89)
Net Expenses	12,903
Net Investment Income	526,795
Realized Net Gain (Loss)
Investment Securities Sold[1]	(50,200)
Futures Contracts	(4,652)
Forward Currency Contracts	7,087
Foreign Currencies	462
Realized Net Gain (Loss)	(47,303)
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	149,757
Futures Contracts	(2,594)
Forward Currency Contracts	28,396
Foreign Currencies	(434)
Change in Unrealized Appreciation (Depreciation)	175,125
Net Increase (Decrease) in Net Assets Resulting from Operations	654,617
1	Interest income, realized net gain (loss), capital gain distributions received, and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $7,725,000, $21,000, less than $1,000, and $11,000, respectively. Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.
29

Ultra-Short-Term Bond Fund
Statement of Changes in Net Assets

	Year Ended January 31,
	2024 ($000)	2023 ($000)

Increase (Decrease) in Net Assets
Operations
Net Investment Income	526,795	249,047
Realized Net Gain (Loss)	(47,303)	(215,866)
Change in Unrealized Appreciation (Depreciation)	175,125	(1,986)
Net Increase (Decrease) in Net Assets Resulting from Operations	654,617	31,195
Distributions
Investor Shares	(15,784)	(7,678)
Admiral Shares	(517,155)	(242,810)
Total Distributions	(532,939)	(250,488)
Capital Share Transactions
Investor Shares	(185,296)	(167,644)
Admiral Shares	(1,778,557)	(5,774,177)
Net Increase (Decrease) from Capital Share Transactions	(1,963,853)	(5,941,821)
Total Increase (Decrease)	(1,842,175)	(6,161,114)
Net Assets
Beginning of Period	13,991,734	20,152,848
End of Period	12,149,559	13,991,734

See accompanying Notes, which are an integral part of the Financial Statements.
30

Ultra-Short-Term Bond Fund
Financial Highlights
Investor Shares
For a Share Outstanding Throughout Each Period	Year Ended January 31,
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Period	$9.89	$9.99	$10.08	$10.04	$9.98
Investment Operations
Net Investment Income[1]	.402	.141	.047	.127	.252
Net Realized and Unrealized Gain (Loss) on Investments	.107	(.093)	(.086)	.053	.065
Total from Investment Operations	.509	.048	(.039)	.180	.317
Distributions
Dividends from Net Investment Income	(.419)	(.148)	(.050)	(.140)	(.257)
Distributions from Realized Capital Gains	—	—	(.001)	—	—
Total Distributions	(.419)	(.148)	(.051)	(.140)	(.257)
Net Asset Value, End of Period	$9.98	$9.89	$9.99	$10.08	$10.04
Total Return[2]	5.26%	0.49%	-0.39%	1.81%	3.21%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$322	$503	$677	$728	$471
Ratio of Total Expenses to Average Net Assets	0.20%[3]	0.20%[3]	0.20%	0.20%	0.20%
Ratio of Net Investment Income to Average Net Assets	4.05%	1.42%	0.47%	1.27%	2.53%
Portfolio Turnover Rate	91%	61%	57%[4]	60%[4]	70%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.20%.
4	Includes 1% and 3%, respectively, attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.
31

Ultra-Short-Term Bond Fund
Financial Highlights
Admiral Shares
For a Share Outstanding Throughout Each Period	Year Ended January 31,
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Period	$19.78	$19.99	$20.15	$20.08	$19.96
Investment Operations
Net Investment Income[1]	.836	.294	.113	.263	.527
Net Realized and Unrealized Gain (Loss) on Investments	.212	(.188)	(.152)	.107	.126
Total from Investment Operations	1.048	.106	(.039)	.370	.653
Distributions
Dividends from Net Investment Income	(.858)	(.316)	(.119)	(.300)	(.533)
Distributions from Realized Capital Gains	—	—	(.002)	—	—
Total Distributions	(.858)	(.316)	(.121)	(.300)	(.533)
Net Asset Value, End of Period	$19.97	$19.78	$19.99	$20.15	$20.08
Total Return[2]	5.42%	0.54%	-0.20%	1.86%	3.31%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$11,828	$13,489	$19,476	$16,060	$6,443
Ratio of Total Expenses to Average Net Assets	0.10%[3]	0.10%[3]	0.10%	0.10%	0.10%
Ratio of Net Investment Income to Average Net Assets	4.21%	1.49%	0.56%	1.31%	2.63%
Portfolio Turnover Rate	91%	61%	57%[4]	60%[4]	70%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.10%.
4	Includes 1% and 3%, respectively, attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.
32

Ultra-Short-Term Bond Fund
Notes to Financial Statements
Vanguard Ultra-Short-Term Bond Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and other temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral, as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees.
2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
3. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The fund also enters into mortgage-dollar-roll transactions in which the fund buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The fund continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Assets and Liabilities.
33

Ultra-Short-Term Bond Fund
4. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended January 31, 2024, the fund’s average investments in long and short futures contracts represented 4% and 3% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
5. Forward Currency Contracts: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. Risks associated with these types of forward currency contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset
34

Ultra-Short-Term Bond Fund
(liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on forward currency contracts.
During the year ended January 31, 2024, the fund’s average investment in forward currency contracts represented 3% of net assets, based on the average of the notional amounts at each quarter-end during the period.
6. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
7. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
8. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended January 31, 2024, the fund did not utilize the credit facilities or the Interfund Lending Program.
35

Ultra-Short-Term Bond Fund
9. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At January 31, 2024, the fund had contributed to Vanguard capital in the amount of $383,000, representing less than 0.01% of the fund’s net assets and 0.15% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.	The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended January 31, 2024, custodian fee offset arrangements reduced the fund’s expenses by $89,000 (an annual rate of less than 0.01% of average net assets).
D.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
36

Ultra-Short-Term Bond Fund
The following table summarizes the market value of the fund’s investments and derivatives as of January 31, 2024, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Asset-Backed/Commercial Mortgage-Backed Securities	—	3,075,572	—	3,075,572
Corporate Bonds	—	7,802,445	—	7,802,445
Sovereign Bonds	—	178,944	—	178,944
Temporary Cash Investments	217,484	925,818	—	1,143,302
Total	217,484	11,982,779	—	12,200,263
Derivative Financial Instruments
Assets
Forward Currency Contracts	—	8,657	—	8,657
Liabilities
Futures Contracts[1]	2,044	—	—	2,044
Forward Currency Contracts	—	1	—	1
Total	2,044	1	—	2,045
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
E.	At January 31, 2024, the fair values of derivatives were reflected in the Statement of Assets and Liabilities as follows:

Statement of Assets and Liabilities	Interest Rate Contracts ($000)	Foreign Exchange Contracts ($000)	Total ($000)
Unrealized Appreciation—Forward Currency Contracts	—	8,657	8,657
Total Assets	—	8,657	8,657

Unrealized Depreciation—Futures Contracts[1]	2,044	—	2,044
Unrealized Depreciation—Forward Currency Contracts	—	1	1
Total Liabilities	2,044	1	2,045
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
37

Ultra-Short-Term Bond Fund
Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended January 31, 2024, were:
Realized Net Gain (Loss) on Derivatives	Interest Rate Contracts ($000)	Foreign Exchange Contracts ($000)	Total ($000)
Futures Contracts	(4,652)	—	(4,652)
Forward Currency Contracts	—	7,087	7,087
Realized Net Gain (Loss) on Derivatives	(4,652)	7,087	2,435
Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	(2,594)	—	(2,594)
Forward Currency Contracts	—	28,396	28,396
Change in Unrealized Appreciation (Depreciation) on Derivatives	(2,594)	28,396	25,802
F.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for applicable foreign currency transactions were reclassified between the individual components of total distributable earnings (loss).
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to capital loss carryforwards; the deferral of losses from wash sales; the deferral of losses from straddles; the recognition of unrealized gains or losses from certain derivative contracts; the recognition of gain or loss from foreign currency hedges; and the timing of payables for distributions. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	10,603
Undistributed Long-Term Gains	—
Net Unrealized Gains (Losses)	43,945
Capital Loss Carryforwards	(262,387)
Qualified Late-Year Losses	—
Other Temporary Differences	(7,506)
Total	(215,345)
38

Ultra-Short-Term Bond Fund
The tax character of distributions paid was as follows:
	Year Ended January 31,
	2024 Amount ($000)	2023 Amount ($000)
Ordinary Income*	532,939	250,488
Long-Term Capital Gains	—	—
Total	532,939	250,488
*	Includes short-term capital gains, if any.
As of January 31, 2024, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	12,156,318
Gross Unrealized Appreciation	59,182
Gross Unrealized Depreciation	(15,237)
Net Unrealized Appreciation (Depreciation)	43,945
G.	During the year ended January 31, 2024, the fund purchased $9,289,956,000 of investment securities and sold $9,872,039,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $44,614,000 and $24,545,000, respectively.
H.	Capital share transactions for each class of shares were:

	Year Ended January 31,
	2024		2023
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
Investor Shares
Issued	159,141	16,048	332,662	33,704
Issued in Lieu of Cash Distributions	14,313	1,444	7,063	716
Redeemed	(358,750)	(36,164)	(507,369)	(51,293)
Net Increase (Decrease)—Investor Shares	(185,296)	(18,672)	(167,644)	(16,873)
Admiral Shares
Issued	4,384,147	220,825	8,320,891	420,395
Issued in Lieu of Cash Distributions	428,948	21,640	200,018	10,135
Redeemed	(6,591,652)	(332,314)	(14,295,086)	(722,648)
Net Increase (Decrease)—Admiral Shares	(1,778,557)	(89,849)	(5,774,177)	(292,118)
39

Ultra-Short-Term Bond Fund
I.	Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia’s invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund’s investments and fund performance.
To the extent the fund’s investment portfolio reflects concentration in a particular market, industry, sector, country or asset class, the fund may be adversely affected by the performance of these concentrations and may be subject to increased price volatility and other risks.
Credit risk is the risk that a counterparty to a transaction or an issuer of a financial instrument will fail to pay interest and principal when due, or that perceptions of the issuer’s ability to make such payments will cause the price of an investment to decline. Investment in debt securities will generally increase credit risk.
The use of derivatives may expose the fund to various risks. Derivatives can be highly volatile, and any initial investment is generally small relative to the notional amount so that transactions may be leveraged in terms of market exposure. A relatively small market movement may have a potentially larger impact on derivatives than on standard securities. Leveraged derivatives positions can, therefore, increase volatility. Additional information regarding the fund’s use of derivative(s) and the specific risks associated is described under significant accounting policies.
J.	Management has determined that no events or transactions occurred subsequent to January 31, 2024, that would require recognition or disclosure in these financial statements.
40

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Vanguard Fixed Income Securities Funds and Shareholders of Vanguard Ultra-Short-Term Bond Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard Ultra-Short-Term Bond Fund (one of the funds constituting Vanguard Fixed Income Securities Funds, referred to hereafter as the "Fund") as of January 31, 2024, the related statement of operations for the year ended January 31, 2024, the statement of changes in net assets for each of the two years in the period ended January 31, 2024, including the related notes, and the financial highlights for each of the five years in the period ended January 31, 2024 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of January 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended January 31, 2024 and the financial highlights for each of the five years in the period ended January 31, 2024 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of January 31, 2024 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
March 21, 2024
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
41

Tax information (unaudited)
The fund hereby designates $58,395,000, or if subsequently determined to be different, the maximum amount allowable by law, of interest earned from obligations of the U.S. government which is generally exempt from state income tax.
The fund hereby designates 98.9%, or if subsequently determined to be different, the maximum percentage allowable by law, of ordinary income dividends eligible to be treated as interest income for purposes of Section 163(j) and the regulations thereunder for the fiscal year.
The fund hereby designates 77.9%, or if subsequently determined to be different, the maximum percentage allowable by law, as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident alien shareholders.
42

"Bloomberg®" and Bloomberg U.S. Treasury Bellwethers: 1 Year Index are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (BISL), the administrator of the index (collectively, Bloomberg), and have been licensed for use for certain purposes by The Vanguard Group, Inc. (Vanguard).
The Ultra-Short-Term Bond Fund is not sponsored, endorsed, sold or promoted by Bloomberg. Bloomberg does not make any representation or warranty, express or implied, to the owners of or counterparties to the Ultra-Short-Term Bond Fund or any member of the public regarding the advisability of investing in securities generally or in the Ultra-Short-Term Bond Fund particularly. The only relationship of Bloomberg to Vanguard is the licensing of certain trademarks, trade names and service marks and of the Bloomberg U.S. Treasury Bellwethers: 1 Year Index, which are determined, composed and calculated by BISL without regard to Vanguard or the Ultra-Short-Term Bond Fund. Bloomberg has no obligation to take the needs of Vanguard or the owners of the Ultra-Short-Term Bond Fund into consideration in determining, composing or calculating the Bloomberg U.S. Treasury Bellwethers: 1 Year Index. Bloomberg is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Ultra-Short-Term Bond Fund to be issued. Bloomberg shall not have any obligation or liability, including, without limitation, to Ultra-Short-Term Bond Fund customers, in connection with the administration, marketing or trading of the Ultra-Short-Term Bond Fund.
BLOOMBERG DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE BLOOMBERG U.S. TREASURY BELLWETHERS: 1 YEAR INDEX OR ANY DATA RELATED THERETO AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. BLOOMBERG DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY VANGUARD, OWNERS OF THE ULTRA-SHORT-TERM BOND FUND OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BLOOMBERG U.S. TREASURY BELLWETHERS: 1 YEAR INDEX OR ANY DATA RELATED THERETO. BLOOMBERG DOES NOT MAKE ANY EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BLOOMBERG U.S. TREASURY BELLWETHERS: 1 YEAR INDEX OR ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, TO THE MAXIMUM EXTENT ALLOWED BY LAW, BLOOMBERG, ITS LICENSORS, AND ITS AND THEIR RESPECTIVE EMPLOYEES, CONTRACTORS, AGENTS, SUPPLIERS, AND VENDORS SHALL HAVE NO LIABILITY OR RESPONSIBILITY WHATSOEVER FOR ANY INJURY OR DAMAGES—WHETHER DIRECT, INDIRECT, CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR OTHERWISE—ARISING IN CONNECTION WITH THE ULTRA-SHORT-TERM BOND FUND OR THE BLOOMBERG U.S. TREASURY BELLWETHERS: 1 YEAR INDEX OR ANY DATA OR VALUES RELATING THERETO—WHETHER ARISING FROM THEIR NEGLIGENCE OR OTHERWISE, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.
© 2024 Bloomberg.
Used with Permission. Source: Bloomberg Index Services Limited. Copyright 2024, Bloomberg. All rights reserved.
43

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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 210 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Member of the board of governors of the Investment Company Institute and the board of governors of FINRA.
Independent Trustees
Tara Bunch
Born in 1962. Trustee since November 2021. Principal occupation(s) during the past five years and other experience: head of global operations at Airbnb (2020–present). Vice president of AppleCare (2012–2020). Member of the advisory board of the University of California, Berkeley School of Engineering and the advisory board of Santa Clara University’s Leavey School of Business.
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Member of the board of directors of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, Roberts Wesleyan College, and the Rochester Philharmonic Orchestra. Trustee of the University of Rochester.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Director of the V Foundation. Member of the advisory council for the College of Arts and Letters at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial

1  Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: co-founder and managing partner (2022–present) of Grafton Street Partners (investment advisory firm). Chief investment officer (retired 2020) and vice president (retired 2020) of the University of Notre Dame. Chair of the board of Catholic Investment Services, Inc. (investment advisors). Member of the board of superintendence of the Institute for the Works of Religion, the Notre Dame 403(b) Investment Committee, and the board of directors of Paxos Trust Company (finance).
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer of Purposeful (advisory firm for CEOs and C-level executives; 2021–present). Board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Director of DuPont. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, and the NewYork-Presbyterian Hospital.
Lubos Pastor
Born in 1974. Trustee since January 2024. Principal occupation(s) during the past five years and other experience: Charles P. McQuaid Distinguished Service Professor of Finance (2023–present) at the University of Chicago Booth School of Business; Charles P. McQuaid Professor of Finance (2009–2023) at the University of Chicago Booth School of Business. Vice president (2024–present) and director (2021–2023) of the Executive Committee of the European Finance Association. Member of the board of the Fama-Miller Center for Research in Finance. Member of the Academic Advisory Board of the Center for Research in Security Prices (CRSP) and of the CRSP Index Advisory Council. Research associate at the National Bureau of Economic Research. Research fellow at the Centre for Economic Policy Research.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and partner of HighVista Strategies (private investment firm). Member of the board of RIT Capital Partners (investment firm).
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Colin W. Brown Distinguished Professor of the Practice of Law, Duke Law School (2021–present); Rubenstein Fellow, Duke University (2017–2020); Distinguished Fellow of the Global Financial Markets Center, Duke Law School (2020–2022); and Senior Fellow, Duke Center on Risk (2020–present). Partner of Kaya Partners (climate policy advisory services). Member of the board of directors of Arcadia (energy solution technology).
Grant Reid
Born in 1959. Trustee since July 2023. Principal occupation(s) during the past five years and other experience: senior operating partner (2023–present) of CVC Capital (alternative investment manager). Chief executive officer and president (2014–2022) and member of the board of directors (2015–2022) of Mars, Incorporated (multinational manufacturer). Member of the board of directors of Marriott International, Inc. Member of the board of the Sustainable Markets Initiative (environmental services). Chair of the Sustainable Markets Initiative’s Agribusiness Task Force.
David Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company. Trustee of Common Fund.
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth

College (2001–2013). Member of the BMW Group Mobility Council.
Executive Officers
Jacqueline Angell
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (November 2022–present) of Vanguard and of each of the investment companies served by Vanguard. Chief compliance officer (2018–2022) and deputy chief compliance officer (2017–2019) of State Street.
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–2022) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Special assistant to the President of the United States (2015).
Ashley Grim
Born in 1984. Principal occupation(s) during the past five years and other experience: treasurer (February 2022–present) of each of the investment companies served by Vanguard. Fund transfer agent controller (2019–2022) and director of Audit Services (2017–2019) at Vanguard. Senior manager (2015–2017) at PriceWaterhouseCoopers (audit and assurance, consulting, and tax services).
Jodi Miller
Born in 1980. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2022–present) of each of the investment companies served by Vanguard. Head of Enterprise Investment Services (2020–present), head of Retail Client Services and Operations (2020–2022), and head of Retail Strategic Support (2018–2020) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express. Nonexecutive director (2022–present) of the board of National Grid (energy).
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Amma Boateng	Karin A. Risi
Joseph Brennan	Anne E. Robinson
Mortimer J. Buckley	Michael Rollings
Gregory Davis	Nitin Tandon
John James	Lauren Valente
Chris D. Mclsaac

Connect with Vanguard®>vanguard.com
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This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
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© 2024 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q14920 032024

Annual Report   |   January 31, 2024
Vanguard High-Yield Corporate Fund
See the inside front cover for important information about your fund’s annual and semiannual shareholder reports.

Important information about shareholder reports
Beginning in July 2024, amendments adopted by the Securities and Exchange Commission will substantially impact the design, content, and transmission of shareholder reports. Shareholder reports will provide key fund information in a clear and concise format and must be mailed to each shareholder that has not elected to receive the reports electronically. Financial statements will no longer be included in the shareholder report but will be available at vanguard.com, can be mailed upon request, or can be accessed on the SEC’s website at www.sec.gov.
You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this report or by logging on to vanguard.com.
Contents
Your Fund’s Performance at a Glance	1
Advisors’ Report	2
About Your Fund’s Expenses	6
Performance Summary	8
Financial Statements	10
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance
•	For the 12 months ended January 31, 2024, Vanguard High-Yield Corporate Fund returned 7.71% for Investor Shares and 7.82% for Admiral Shares, lagging the 8.54% return of the fund’s benchmark composite index.
•	With inflation continuing to ease, the Federal Reserve slowed and eventually stopped hiking interest rates. Economic growth, the labor market, and consumer spending proved resilient, but the prospect of rates remaining high for an extended period spurred volatility at times. U.S. bonds rallied toward the end of 2023 as sentiment improved amid market expectations for rate cuts in 2024.
•	Below-investment-grade bonds outperformed all other major bond market segments. Credit spreads tightened. Within high yield, CCC-rated bonds outperformed BB- and B-rated bonds. Falling Treasury yields and a narrowing of spreads toward year-end provided the biggest boost to the fund’s results. On the other hand, the fund’s bias toward bonds of higher credit quality hindered relative performance.
•	The fund benefited from an underweight allocation to wirelines and security selection within that sector, as well as selection within airlines and leisure. Selection within financials and midstream detracted from relative returns.
Market Barometer
	Average Annual Total Returns Periods Ended January 31, 2024
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	20.23%	9.78%	13.99%
Russell 2000 Index (Small-caps)	2.40	-0.76	6.80
Russell 3000 Index (Broad U.S. market)	19.15	9.10	13.53
FTSE All-World ex US Index (International)	6.29	1.57	5.77
Bonds
Bloomberg U.S. Aggregate Float Adjusted Index (Broad taxable market)	2.23%	-3.15%	0.90%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	2.90	-0.78	2.00
FTSE Three-Month U.S. Treasury Bill Index	5.36	2.40	1.96
CPI
Consumer Price Index	3.09%	5.64%	4.15%
1

Advisors’ Report
For the 12 months ended January 31, 2024, Vanguard High-Yield Corporate Fund returned 7.71% for Investor Shares and 7.82% for Admiral Shares. They lagged the 8.54% return of the fund’s benchmark index. (The High-Yield Corporate Composite Index consists of 95% Bloomberg U.S. High-Yield Ba/B 2% Issuer Capped Index and 5% Bloomberg 1–5 Year Treasury Bond Index.)
Your fund is managed by two advisors. A multi-manager approach provides an opportunity to combine talented managers with distinct but complementary approaches to improve long-term investor outcomes. It’s not uncommon for different advisors to have different views about individual securities or the broader investment environment. The accompanying table lists the advisors, the amount and percentage of fund assets each manages, and brief descriptions of their investment strategies.
Each advisor has provided their assessment of the investment environment during the past 12 months. They have also outlined the notable successes, shortfalls, and positioning in their respective portfolios. These comments were prepared on February 9, 2024.
Wellington Management Company llp
Portfolio Manager:
Elizabeth H. Shortsleeve,
Senior Managing Director
Fixed income markets generated positive total returns during the period as inflation moderated and central banks pivoted to more accommodative policies. Higher-yielding sectors generally performed best, benefiting from their coupon advantage and from spread tightening.
We advocate for a slightly defensive risk profile for high-yield investors and see the potential for better opportunities to add exposure at more attractive valuations in the months ahead. Corporate fundamentals are only marginally deteriorating from a very strong starting point and the quality composition of the high yield market remains strong relative to history. However, we believe that current valuations underscore the need for more-defensive risk positioning, particularly in the U.S. market.
Recent economic data has increased our confidence that a global disinflationary trend is taking hold. We are starting to observe softer manufacturing data, weaker consumer spending, and depletion of excess consumer savings in the lower income cohorts. Normally at this stage of the economic cycle, relatively weaker consumer strength should translate into slowing investment spending; however, government fiscal spending programs may be distorting the true picture. Mild global recession remains a distinct possibility, but on balance, we see a soft-landing scenario as more likely.
While higher borrowing costs have thus far had a limited impact on corporate earnings and credit profiles, we expect

2

that to change in the coming quarters as the economy slows. We envision that defaults could move modestly higher but do not see a full-scale default cycle on the horizon given the higher quality composition of the high-yield market relative to past cycles. The starting point of strong earnings and interest coverage provides ample cushion for deterioration, in our view. Still, we prefer to stick to more stable credit profiles with economic resilience and downside protection and select higher-risk issuers where we have high conviction in near-term catalysts.
The quality of recent new issuance remains generally healthy, and we are not yet seeing widespread aggressively structured deals or use of proceeds that increases leverage. If the Fed engineers a soft landing, this should limit the magnitude of spread widening compared to past downturns, but slower growth and elevated rates still pose risks to the high yield market. At this stage, with valuations well below median and elevated macro uncertainty, we believe the modest under-risked position is sensible. We believe there will be better opportunities for nimble, discerning active investors to increase exposure at wider spreads in the year ahead.
Our portfolio’s positioning in the cable and satellite and retail sectors detracted from relative returns. Credit selection in the financial institutions and energy sectors also hurt relative results. On the other hand, positioning in the government- related and wirelines sectors benefited relative performance. So, too, did credit selection within wirelines and leisure.
The portfolio maintains meaningful exposure to relatively higher-quality names within the high-yield market, as these credits help minimize defaults in the portfolio and provide a more stable, predictable income than their lower-quality counterparts. We also continue to deemphasize non-cash paying securities, preferred stocks, and equity-linked securities, such as convertibles, due to their potential for volatility.
Vanguard Fixed Income Group
Portfolio Manager:
Michael Chang, CFA
For much of the period, concerns about inflation and whether policymakers’ efforts to rein it in might spur a global recession were top of mind for many investors. Early on, the pace of consumer prices continued to cool; the increases, however, broadened out beyond goods to include services, which felt the effects of tight labor markets.
Slow progress on the inflation front led central banks, including the Federal Reserve, the European Central Bank, and the Bank of England, to continue raising interest rates, albeit through less-aggressive hikes than at times in 2022.
Toward the end of 2023, signs of inflation moderating and a growing belief that the Fed may have come to the end of its
3

rate-hiking cycle contributed to a strong rally in both stocks and bonds.
Bond yields experienced volatility during the 12 months. The bellwether 10-year U.S. Treasury yield began the period at around 3.5%. It surged in early March and again in the fall when the markets were anticipating rates to stay higher for longer; it fell in the later part of March on stress in the banking sector, and again toward the end of 2023 as the Fed pivoted from a tight monetary policy stance to signaling rate cuts in 2024. It finished the period at around 3.9%.
The broad U.S. investment-grade bond market returned 2.23% for the 12-month period, according to the Bloomberg U.S. Aggregate Float Adjusted Index. With the odds of a global recession falling and resilience in both the job market and consumer spending, the average yield of corporate bonds over Treasuries narrowed during the period, leading them to return significantly more than that. Those same dynamics applied to high-yield bonds, which saw significantly higher returns than investment-grade securities.
Given the relative outperformance of the lower-rated parts of the high-yield market, our overall bias toward higher-quality bonds detracted. From a sector perspective, overweight allocations to cable and satellite detracted because of the structural challenges facing those sectors, while underweights to financials and home construction also pulled down results. These detractors were partially offset by an overweight to midstream and underweight to wirelines. Credit selection overall was a positive contributor, with selection within airlines, chemicals, and pharmaceuticals contributing notably.
We continue to be positioned relatively defensively, as current valuations leave modest room to absorb negative surprises. The fundamental outlook remains somewhat benign, with defaults increasing modestly but somewhat constrained by the higher quality of today’s high-yield market. Our focus remains on bottom-up selection given elevated dispersion and volatility, with a focus on minimizing exposure to defaults and companies in distress.
Although some market participants are counting on a Goldilocks scenario in which inflation moderates without a slowdown in the economy, we see that as unlikely for several reasons. Even without further interest rate increases, the tightening in monetary policy that has already occurred will continue working its way through the financial system. There’s a risk that wage gains could help inflation remain sticky and above target, and consumers have been spending down the savings they accumulated during the pandemic.
Whatever the markets may bring, our experienced global team of portfolio managers, traders, and credit analysts will continue to seek out attractive opportunities to produce competitive returns for our investors.
4

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Wellington Management Company llp	65	15,410	Combines bottom-up fundamental research with top-down strategy, comprehensive risk management, and a long-term investment horizon. Seeks to identify companies whose prospects are stable or improving and whose bonds offer an attractive yield.
Vanguard Fixed Income Group	32	7,561	Combines bottom-up fundamental research with top-down strategy. Security selection is based on a proprietary assessment of issuers and securities to identify durable business models and avoid excess credit losses and defaults.
Cash Investments	3	662	These short-term reserves are invested by Vanguard in fixed income securities and derivative products to simulate investment in bonds. Each advisor may also maintain a modest cash position.
5

About Your Fund’s Expenses
As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.
A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your fund’s costs in two ways:
•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.
6

Six Months Ended January 31, 2024
	Beginning Account Value 7/31/2023	Ending Account Value 1/31/2024	Expenses Paid During Period
Based on Actual Fund Return
High-Yield Corporate Fund
Investor Shares	$1,000.00	$1,056.30	$1.14
Admiral™ Shares	1,000.00	1,056.80	0.62
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,024.10	$1.12
Admiral Shares	1,000.00	1,024.60	0.61
The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.22% for Investor Shares and 0.12% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).
7

High-Yield Corporate Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: January 31, 2014, Through January 31, 2024
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended January 31, 2024
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
High-Yield Corporate Fund Investor Shares	7.71%	4.05%	4.24%	$15,141
High-Yield Corporate Composite Index	8.54	4.44	4.40	15,388
Bloomberg U.S. Corporate High Yield Bond Index	9.28	4.44	4.52	15,564
High-Yield Corporate Composite Index: Consists of 95% Bloomberg U.S. High-Yield Ba/B 2% Issuer Capped Index and 5% Bloomberg U.S. 1–5 Year Treasury Bond Index.

	One Year	Five Years	Ten Years	Final Value of a $50,000 Investment
High-Yield Corporate Fund Admiral Shares	7.82%	4.16%	4.34%	$76,460
High-Yield Corporate Composite Index	8.54	4.44	4.40	76,940
Bloomberg U.S. Corporate High Yield Bond Index	9.28	4.44	4.52	77,822
See Financial Highlights for dividend and capital gains information.
8

High-Yield Corporate Fund
Fund Allocation
As of January 31, 2024
Corporate Bonds - Communications	15.3%
Corporate Bonds - Consumer Discretionary	16.5
Corporate Bonds - Consumer Staples	3.3
Corporate Bonds - Energy	11.1
Corporate Bonds - Financials	7.4
Corporate Bonds - Health Care	8.6
Corporate Bonds - Industrials	9.0
Corporate Bonds - Materials	9.2
Corporate Bonds - Real Estate	1.5
Corporate Bonds - Technology	7.4
Corporate Bonds - Utilities	2.4
Floating Rate Loan Interests	2.8
U.S. Government and Agency Obligations	5.5
The table reflects the fund’s investments, except for short-term investments and derivatives.
9

High-Yield Corporate Fund
Financial Statements
Schedule of Investments
As of January 31, 2024
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
U.S. Government and Agency Obligations (5.3%)
U.S. Government Securities (5.3%)
	United States Treasury Note/Bond	2.500%	5/15/24	155,325	154,087
	United States Treasury Note/Bond	4.250%	12/31/24	29,000	28,855
	United States Treasury Note/Bond	1.750%	3/15/25	47,302	45,809
	United States Treasury Note/Bond	5.000%	8/31/25	909	917
[1]	United States Treasury Note/Bond	3.500%	9/15/25	23,200	22,881
	United States Treasury Note/Bond	4.000%	2/15/26	147,400	146,801
[1]	United States Treasury Note/Bond	3.750%	4/15/26	318,832	316,043
[1,2]	United States Treasury Note/Bond	3.625%	5/15/26	58,515	57,866
	United States Treasury Note/Bond	4.375%	8/15/26	120,667	121,497
	United States Treasury Note/Bond	4.625%	10/15/26	23,178	23,511
	United States Treasury Note/Bond	4.375%	12/15/26	8,000	8,078
	United States Treasury Note/Bond	2.750%	7/31/27	7,015	6,739
	United States Treasury Note/Bond	1.250%	4/30/28	22,955	20,581
[2]	United States Treasury Note/Bond	1.250%	6/30/28	53,685	47,964
	United States Treasury Note/Bond	1.125%	8/31/28	10,831	9,584
	United States Treasury Note/Bond	4.375%	8/31/28	3,670	3,745
	United States Treasury Note/Bond	4.625%	9/30/28	41,280	42,551
	United States Treasury Note/Bond	4.875%	10/31/28	18,706	19,495
	United States Treasury Note/Bond	1.750%	1/31/29	12,000	10,843
	United States Treasury Note/Bond	4.000%	2/28/30	10,719	10,766
	United States Treasury Note/Bond	3.500%	4/30/30	14,812	14,469
	United States Treasury Note/Bond	3.750%	6/30/30	2,714	2,688
	United States Treasury Note/Bond	4.000%	7/31/30	6,066	6,094
	United States Treasury Note/Bond	4.125%	8/31/30	25,339	25,628
	United States Treasury Note/Bond	4.625%	9/30/30	23,163	24,104
	United States Treasury Note/Bond	3.500%	2/15/33	4,730	4,570
	United States Treasury Note/Bond	3.875%	8/15/33	5,559	5,528
	United States Treasury Note/Bond	4.500%	5/15/38	4,672	4,898
	United States Treasury Note/Bond	4.500%	8/15/39	32,320	33,719
	United States Treasury Note/Bond	3.250%	5/15/42	1,017	879
	United States Treasury Note/Bond	3.375%	8/15/42	2,454	2,157
	United States Treasury Note/Bond	3.875%	2/15/43	1,236	1,163
	United States Treasury Note/Bond	3.875%	5/15/43	20,640	19,395
	United States Treasury Note/Bond	3.125%	5/15/48	1,711	1,394
	United States Treasury Note/Bond	3.375%	11/15/48	382	325
	United States Treasury Note/Bond	3.000%	2/15/49	641	509
10

High-Yield Corporate Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	United States Treasury Note/Bond	3.625%	5/15/53	115	103
Total U.S. Government and Agency Obligations (Cost $1,238,793)					1,246,236
Corporate Bonds (88.4%)
Communications (14.8%)
[3]	Altice Financing SA	5.000%	1/15/28	1,250	1,121
[3]	Altice Financing SA	5.750%	8/15/29	61,150	53,346
[3,4]	Altice France SA	2.125%	2/15/25	16,315	16,664
[3]	Altice France SA	8.125%	2/1/27	18,300	16,360
[3]	Altice France SA	5.500%	1/15/28	27,905	21,843
[3]	Altice France SA	5.125%	7/15/29	99,560	72,871
[3]	Altice France SA	5.500%	10/15/29	48,260	35,596
[3,4]	Banijay Entertainment SASU	7.000%	5/1/29	14,790	16,801
[3]	Banijay Entertainment SASU	8.125%	5/1/29	29,875	31,027
	Belo Corp.	7.750%	6/1/27	24,745	25,358
	Belo Corp.	7.250%	9/15/27	11,942	12,098
[3]	Cable One Inc.	4.000%	11/15/30	12,171	9,822
[3]	CCO Holdings LLC / CCO Holdings Capital Corp.	5.500%	5/1/26	47,125	46,678
[3]	CCO Holdings LLC / CCO Holdings Capital Corp.	5.125%	5/1/27	51,977	50,112
[3]	CCO Holdings LLC / CCO Holdings Capital Corp.	5.000%	2/1/28	8,150	7,691
[3]	CCO Holdings LLC / CCO Holdings Capital Corp.	5.375%	6/1/29	26,345	24,505
[3]	CCO Holdings LLC / CCO Holdings Capital Corp.	6.375%	9/1/29	40,000	38,930
[3]	CCO Holdings LLC / CCO Holdings Capital Corp.	4.500%	8/15/30	89,870	78,022
[3]	CCO Holdings LLC / CCO Holdings Capital Corp.	4.250%	2/1/31	78,165	65,871
[3]	CCO Holdings LLC / CCO Holdings Capital Corp.	7.375%	3/1/31	48,650	49,147
[3]	CCO Holdings LLC / CCO Holdings Capital Corp.	4.750%	2/1/32	4,325	3,709
	CCO Holdings LLC / CCO Holdings Capital Corp.	4.500%	5/1/32	117,893	98,381
[3]	CCO Holdings LLC / CCO Holdings Capital Corp.	4.500%	6/1/33	10,620	8,706
[3]	CCO Holdings LLC / CCO Holdings Capital Corp.	4.250%	1/15/34	27,600	21,982
[3]	Clear Channel Outdoor Holdings Inc.	5.125%	8/15/27	19,135	18,049
[3]	Clear Channel Outdoor Holdings Inc.	9.000%	9/15/28	44,850	46,835
[3]	CSC Holdings LLC	5.500%	4/15/27	19,220	17,257
[3]	CSC Holdings LLC	11.250%	5/15/28	7,475	7,578
[3]	CSC Holdings LLC	11.750%	1/31/29	22,880	23,233
[3]	CSC Holdings LLC	5.750%	1/15/30	2,455	1,301
[3]	CSC Holdings LLC	4.125%	12/1/30	74,628	54,066
[3]	CSC Holdings LLC	4.625%	12/1/30	3,348	1,729
[3]	CSC Holdings LLC	3.375%	2/15/31	71,240	48,764
[3]	CSC Holdings LLC	4.500%	11/15/31	94,190	67,597
[3]	CSC Holdings LLC	5.000%	11/15/31	26,470	13,368
[3]	Directv Financing LLC	8.875%	2/1/30	7,015	7,156
[3]	Directv Financing LLC / Directv Financing Co-Obligor Inc.	5.875%	8/15/27	29,060	27,608
	DISH DBS Corp.	5.875%	11/15/24	26,100	24,277
	DISH DBS Corp.	7.375%	7/1/28	14,150	6,240
[3]	DISH DBS Corp.	5.750%	12/1/28	23,512	15,837
[3]	DISH Network Corp.	11.750%	11/15/27	44,270	46,192
	Embarq Corp.	7.995%	6/1/36	6,625	3,859
[3]	Frontier Communications Holdings LLC	5.875%	10/15/27	16,240	15,619
[3]	Frontier Communications Holdings LLC	5.000%	5/1/28	126,099	116,390
[3]	Frontier Communications Holdings LLC	6.750%	5/1/29	13,467	11,920
	Frontier Communications Holdings LLC	5.875%	11/1/29	42,213	35,829
[3]	Frontier Communications Holdings LLC	8.750%	5/15/30	1,460	1,495
[3]	Frontier Communications Holdings LLC	8.625%	3/15/31	28,915	29,340
[3]	Go Daddy Operating Co. LLC / GD Finance Co. Inc.	3.500%	3/1/29	72,140	65,277
[3]	Iliad Holding SASU	6.500%	10/15/26	20,325	19,924
11

High-Yield Corporate Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[3]	Iliad Holding SASU	7.000%	10/15/28	42,275	41,844
	Lamar Media Corp.	3.750%	2/15/28	30,000	28,042
	Lamar Media Corp.	4.875%	1/15/29	2,920	2,825
	Lamar Media Corp.	4.000%	2/15/30	67,275	61,541
	Lamar Media Corp.	3.625%	1/15/31	59,108	51,901
[3]	Level 3 Financing Inc.	3.625%	1/15/29	25,302	7,563
[3]	Level 3 Financing Inc.	3.875%	11/15/29	6,815	5,186
[3]	Level 3 Financing Inc.	10.500%	5/15/30	21,660	21,587
[3,4]	Lorca Telecom Bondco SA	4.000%	9/18/27	55,975	58,749
[3]	Match Group Holdings II LLC	4.625%	6/1/28	5,480	5,174
[3]	Match Group Holdings II LLC	4.125%	8/1/30	14,026	12,567
[3]	Match Group Holdings II LLC	3.625%	10/1/31	12,425	10,634
[3]	News Corp.	3.875%	5/15/29	33,192	30,500
[3]	Nexstar Media Inc.	4.750%	11/1/28	12,325	11,288
[3]	Outfront Media Capital LLC / Outfront Media Capital Corp.	5.000%	8/15/27	21,296	20,481
[3]	Outfront Media Capital LLC / Outfront Media Capital Corp.	4.250%	1/15/29	10,100	8,983
[3]	Outfront Media Capital LLC / Outfront Media Capital Corp.	4.625%	3/15/30	77,418	68,382
[3]	Outfront Media Capital LLC / Outfront Media Capital Corp.	7.375%	2/15/31	28,800	30,164
	Paramount Global	6.250%	2/28/57	31,776	27,511
	Paramount Global	6.375%	3/30/62	33,700	30,078
[3]	ROBLOX Corp.	3.875%	5/1/30	92,140	80,912
[3]	Scripps Escrow II Inc.	3.875%	1/15/29	47,785	41,487
[3]	Scripps Escrow II Inc.	5.375%	1/15/31	9,800	7,522
[3]	Scripps Escrow Inc.	5.875%	7/15/27	27,830	25,092
[3]	Sirius XM Radio Inc.	3.125%	9/1/26	12,245	11,444
[3]	Sirius XM Radio Inc.	4.000%	7/15/28	26,945	24,462
[3]	Sirius XM Radio Inc.	4.125%	7/1/30	46,385	40,586
[3]	Sirius XM Radio Inc.	3.875%	9/1/31	31,110	25,956
	Sprint LLC	7.125%	6/15/24	35,947	36,108
	TEGNA Inc.	4.625%	3/15/28	14,555	13,593
	TEGNA Inc.	5.000%	9/15/29	48,200	44,512
	Telecom Italia Capital SA	6.375%	11/15/33	8,235	7,974
	Telecom Italia Capital SA	6.000%	9/30/34	22,450	21,038
	Telecom Italia Capital SA	7.200%	7/18/36	21,816	21,862
	Telecom Italia Capital SA	7.721%	6/4/38	22,295	23,017
[3]	Telecom Italia SpA	5.303%	5/30/24	22,518	22,408
[3]	Telenet Finance Luxembourg Notes Sarl	5.500%	3/1/28	20,000	18,992
[3,4]	TMNL Holding BV	3.750%	1/15/29	33,365	33,908
[3]	Uber Technologies Inc.	8.000%	11/1/26	14,270	14,524
[3]	Uber Technologies Inc.	7.500%	9/15/27	12,020	12,323
[3]	Uber Technologies Inc.	6.250%	1/15/28	10,000	10,053
[3]	Uber Technologies Inc.	4.500%	8/15/29	48,425	45,899
[3]	Univision Communications Inc.	8.000%	8/15/28	39,125	39,783
[3]	Univision Communications Inc.	4.500%	5/1/29	1,810	1,611
[3]	Univision Communications Inc.	7.375%	6/30/30	5,045	4,946
[3]	UPC Broadband Finco BV	4.875%	7/15/31	67,944	59,666
[3]	UPC Holding BV	5.500%	1/15/28	87,652	83,816
[3]	Videotron Ltd.	5.375%	6/15/24	7,848	7,822
[5]	Videotron Ltd.	5.625%	6/15/25	9,725	7,229
[3]	Videotron Ltd.	5.125%	4/15/27	20,535	20,215
[3,5]	Videotron Ltd.	3.625%	6/15/28	97,435	67,326
[3]	Videotron Ltd.	3.625%	6/15/29	77,456	70,650
[3]	Virgin Media Finance plc	5.000%	7/15/30	2,758	2,452
[3]	Virgin Media Secured Finance plc	5.500%	5/15/29	43,280	41,652
[3]	Virgin Media Secured Finance plc	4.500%	8/15/30	42,595	38,044
12

High-Yield Corporate Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[3,6]	Virgin Media Vendor Financing Notes III DAC	4.875%	7/15/28	37,010	42,712
[3]	Virgin Media Vendor Financing Notes IV DAC	5.000%	7/15/28	38,325	36,084
[3]	Vmed O2 UK Financing I plc	4.250%	1/31/31	94,695	82,676
[3]	VZ Secured Financing BV	5.000%	1/15/32	58,570	51,151
[3,4]	WMG Acquisition Corp.	2.750%	7/15/28	18,490	18,944
[3]	WMG Acquisition Corp.	3.875%	7/15/30	72,440	64,577
[3]	WMG Acquisition Corp.	3.000%	2/15/31	39,585	33,565
[3]	Ziggo BV	4.875%	1/15/30	66,840	59,768
					3,486,742
Consumer Discretionary (15.9%)
[3]	1011778 BC ULC / New Red Finance Inc.	3.875%	1/15/28	44,747	42,152
[3]	1011778 BC ULC / New Red Finance Inc.	4.375%	1/15/28	8,000	7,627
[3]	1011778 BC ULC / New Red Finance Inc.	3.500%	2/15/29	37,240	34,083
[3]	1011778 BC ULC / New Red Finance Inc.	4.000%	10/15/30	133,629	119,389
[3]	Adient Global Holdings Ltd.	4.875%	8/15/26	14,507	14,139
	American Axle & Manufacturing Inc.	5.000%	10/1/29	26,947	23,583
[3]	American Builders & Contractors Supply Co. Inc.	4.000%	1/15/28	30,213	28,339
[3]	American Builders & Contractors Supply Co. Inc.	3.875%	11/15/29	53,730	47,874
	Asbury Automotive Group Inc.	4.500%	3/1/28	22,880	21,534
[3]	Asbury Automotive Group Inc.	4.625%	11/15/29	17,900	16,553
	Asbury Automotive Group Inc.	4.750%	3/1/30	11,463	10,610
[3]	Asbury Automotive Group Inc.	5.000%	2/15/32	26,865	24,267
[3]	Ashton Woods USA LLC / Ashton Woods Finance Co.	6.625%	1/15/28	3,335	3,302
[3]	Ashton Woods USA LLC / Ashton Woods Finance Co.	4.625%	8/1/29	5,580	5,078
[3]	Ashton Woods USA LLC / Ashton Woods Finance Co.	4.625%	4/1/30	34,479	31,200
	Bath & Body Works Inc.	6.694%	1/15/27	17,487	17,734
	Bath & Body Works Inc.	5.250%	2/1/28	1,550	1,517
[3]	Bath & Body Works Inc.	6.625%	10/1/30	34,950	35,419
	Bath & Body Works Inc.	6.875%	11/1/35	5,565	5,565
	Bath & Body Works Inc.	6.750%	7/1/36	700	690
[3]	Beacon Roofing Supply Inc.	4.125%	5/15/29	17,978	16,288
[3]	Beacon Roofing Supply Inc.	6.500%	8/1/30	14,745	14,967
	Boyd Gaming Corp.	4.750%	12/1/27	121,735	117,540
[3]	Boyd Gaming Corp.	4.750%	6/15/31	6,005	5,522
[3]	Boyne USA Inc.	4.750%	5/15/29	5,755	5,273
[3]	Builders FirstSource Inc.	5.000%	3/1/30	5,000	4,790
[3]	Builders FirstSource Inc.	4.250%	2/1/32	28,500	25,520
[3]	Caesars Entertainment Inc.	6.250%	7/1/25	108,325	108,849
[3]	Caesars Entertainment Inc.	8.125%	7/1/27	74,280	76,229
[3]	Caesars Entertainment Inc.	4.625%	10/15/29	41,390	37,797
[3]	Caesars Entertainment Inc.	7.000%	2/15/30	102,010	105,072
[3]	Caesars Entertainment Inc.	6.500%	2/15/32	22,105	22,323
[3]	Caesars Resort Collection LLC / CRC Finco Inc.	5.750%	7/1/25	53,882	53,968
[3]	Camelot Return Merger Sub Inc.	8.750%	8/1/28	8,770	9,007
[3]	Carnival Corp.	7.625%	3/1/26	14,950	15,177
[3]	Carnival Corp.	5.750%	3/1/27	22,955	22,611
[3]	Carnival Corp.	9.875%	8/1/27	10,645	11,173
[3]	Carnival Corp.	4.000%	8/1/28	105,830	97,996
[3]	Carnival Corp.	6.000%	5/1/29	107,092	103,678
[3]	Carnival Corp.	7.000%	8/15/29	10,405	10,826
[3]	Carnival Corp.	10.500%	6/1/30	41,275	45,216
[3]	Carnival Holdings Bermuda Ltd.	10.375%	5/1/28	27,818	30,459
	Cedar Fair LP	5.250%	7/15/29	44,886	42,905
[3]	Cedar Fair LP / Canada's Wonderland Co. / Magnum Management Corp. / Millennium Op	5.500%	5/1/25	10,480	10,461
13

High-Yield Corporate Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Cedar Fair LP / Canada's Wonderland Co. / Magnum Management Corp. / Millennium Op	5.375%	4/15/27	19,805	19,614
	Century Communities Inc.	6.750%	6/1/27	9,993	10,066
[3]	Century Communities Inc.	3.875%	8/15/29	34,362	30,935
[3]	Churchill Downs Inc.	5.500%	4/1/27	2,527	2,498
[3]	Churchill Downs Inc.	4.750%	1/15/28	11,690	11,142
[3]	Churchill Downs Inc.	5.750%	4/1/30	34,716	33,588
[3]	Churchill Downs Inc.	6.750%	5/1/31	4,860	4,926
[3]	Cinemark USA Inc.	8.750%	5/1/25	2,082	2,096
[3]	Cinemark USA Inc.	5.875%	3/15/26	7,325	7,254
[3]	Cinemark USA Inc.	5.250%	7/15/28	39,770	36,685
[3]	Clarios Global LP / Clarios US Finance Co.	6.250%	5/15/26	30,723	30,503
[3]	Clarios Global LP / Clarios US Finance Co.	8.500%	5/15/27	33,237	33,169
[3]	Clarios Global LP / Clarios US Finance Co.	6.750%	5/15/28	28,505	28,864
	Dana Inc.	5.625%	6/15/28	3,718	3,628
	Dana Inc.	4.500%	2/15/32	3,215	2,760
	Ford Motor Co.	4.346%	12/8/26	2,205	2,154
	Ford Motor Co.	9.625%	4/22/30	2,271	2,664
	Ford Motor Co.	3.250%	2/12/32	30,290	25,085
	Ford Motor Credit Co. LLC	4.134%	8/4/25	9,450	9,232
	Ford Motor Credit Co. LLC	3.375%	11/13/25	9,945	9,545
	Ford Motor Credit Co. LLC	4.389%	1/8/26	4,800	4,679
	Ford Motor Credit Co. LLC	6.950%	3/6/26	15,000	15,337
	Ford Motor Credit Co. LLC	2.700%	8/10/26	42,825	39,809
	Ford Motor Credit Co. LLC	2.900%	2/16/28	2,880	2,592
	Ford Motor Credit Co. LLC	6.800%	5/12/28	19,222	19,955
[3]	Gap Inc.	3.625%	10/1/29	21,580	18,481
[3]	Gap Inc.	3.875%	10/1/31	19,660	16,227
	Goodyear Tire & Rubber Co.	9.500%	5/31/25	15,395	15,620
	Goodyear Tire & Rubber Co.	4.875%	3/15/27	2,460	2,371
	Goodyear Tire & Rubber Co.	5.000%	7/15/29	29,648	27,830
	Goodyear Tire & Rubber Co.	5.250%	4/30/31	2,420	2,204
	Goodyear Tire & Rubber Co.	5.250%	7/15/31	16,230	14,758
	Goodyear Tire & Rubber Co.	5.625%	4/30/33	3,475	3,145
	Griffon Corp.	5.750%	3/1/28	11,490	11,263
[3]	Hanesbrands Inc.	4.875%	5/15/26	93,794	90,351
[3]	Hanesbrands Inc.	9.000%	2/15/31	28,680	28,912
[3]	Hilton Domestic Operating Co. Inc.	5.750%	5/1/28	9,746	9,756
[3]	Hilton Domestic Operating Co. Inc.	3.750%	5/1/29	13,415	12,318
	KB Home	4.800%	11/15/29	15,825	14,931
	KB Home	7.250%	7/15/30	5,000	5,162
	KB Home	4.000%	6/15/31	38,745	34,259
[3]	KFC Holding Co. / Pizza Hut Holdings LLC / Taco Bell of America LLC	4.750%	6/1/27	24,360	23,823
[3]	LCM Investments Holdings II LLC	8.250%	8/1/31	28,750	29,487
[3]	Light & Wonder International Inc.	7.000%	5/15/28	20,020	20,093
[3]	Lithia Motors Inc.	4.625%	12/15/27	66,275	63,512
[3]	Lithia Motors Inc.	3.875%	6/1/29	7,615	6,838
[3]	Lithia Motors Inc.	4.375%	1/15/31	22,880	20,498
[3]	Live Nation Entertainment Inc.	4.875%	11/1/24	14,775	14,697
[3]	Live Nation Entertainment Inc.	3.750%	1/15/28	8,085	7,468
[3]	Masonite International Corp.	5.375%	2/1/28	8,715	8,462
[3]	Mattel Inc.	3.375%	4/1/26	26,200	24,990
[3]	Mattel Inc.	5.875%	12/15/27	755	757
[3]	Melco Resorts Finance Ltd.	4.875%	6/6/25	16,555	16,138
[3]	Melco Resorts Finance Ltd.	5.250%	4/26/26	5,370	5,141
14

High-Yield Corporate Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[3]	Merlin Entertainments Group US Holdings Inc.	7.375%	2/15/31	32,085	32,151
	MGM Resorts International	6.750%	5/1/25	10,080	10,103
	MGM Resorts International	5.750%	6/15/25	55,431	55,489
[3]	Michaels Cos. Inc.	5.250%	5/1/28	51,204	40,180
[3]	Michaels Cos. Inc.	7.875%	5/1/29	29,995	19,132
[3,4]	Motion Finco Sarl	7.375%	6/15/30	6,700	7,465
[3]	NCL Corp. Ltd.	8.375%	2/1/28	41,980	44,052
[3]	NCL Corp. Ltd.	8.125%	1/15/29	21,835	22,904
[3]	NCL Corp. Ltd.	7.750%	2/15/29	20,930	21,124
	Newell Brands Inc.	5.200%	4/1/26	4,936	4,799
	Newell Brands Inc.	6.375%	9/15/27	42,972	42,297
	Newell Brands Inc.	6.625%	9/15/29	10,936	10,644
[3]	Ontario Gaming GTA LP	8.000%	8/1/30	8,960	9,341
[3]	Openlane Inc.	5.125%	6/1/25	10,007	9,866
[3]	PetSmart Inc. / PetSmart Finance Corp.	4.750%	2/15/28	43,611	40,681
[3]	PetSmart Inc. / PetSmart Finance Corp.	7.750%	2/15/29	7,215	7,001
[3]	Royal Caribbean Cruises Ltd.	4.250%	7/1/26	11,360	10,915
[3]	Royal Caribbean Cruises Ltd.	5.500%	8/31/26	96,080	95,118
[3]	Royal Caribbean Cruises Ltd.	5.375%	7/15/27	19,070	18,755
[3]	Royal Caribbean Cruises Ltd.	11.625%	8/15/27	26,350	28,657
[3]	Royal Caribbean Cruises Ltd.	5.500%	4/1/28	24,065	23,720
[3]	Royal Caribbean Cruises Ltd.	8.250%	1/15/29	66,645	70,705
[3]	Royal Caribbean Cruises Ltd.	9.250%	1/15/29	5,030	5,409
[3]	Royal Caribbean Cruises Ltd.	7.250%	1/15/30	5,210	5,430
	Sands China Ltd.	5.375%	8/8/25	25,700	25,423
	Sands China Ltd.	5.650%	8/8/28	11,350	11,173
	Sands China Ltd.	3.500%	8/8/31	5,455	4,538
	Service Corp. International	4.625%	12/15/27	20,770	20,140
	Service Corp. International	5.125%	6/1/29	44,190	43,220
	Service Corp. International	3.375%	8/15/30	28,585	24,915
	Service Corp. International	4.000%	5/15/31	67,405	59,950
[3]	Speedway Motorsports LLC / Speedway Funding II Inc.	4.875%	11/1/27	38,311	36,342
	Tapestry Inc.	7.350%	11/27/28	9,335	9,789
	Tapestry Inc.	7.700%	11/27/30	9,700	10,307
	Tapestry Inc.	7.850%	11/27/33	8,905	9,523
[3]	Taylor Morrison Communities Inc.	5.875%	6/15/27	5,967	5,967
[3]	Taylor Morrison Communities Inc.	5.125%	8/1/30	23,777	22,710
[3]	Tempur Sealy International Inc.	3.875%	10/15/31	19,802	16,708
	Under Armour Inc.	3.250%	6/15/26	42,005	39,460
[3]	Viking Cruises Ltd.	9.125%	7/15/31	31,220	33,407
[3]	Wand NewCo 3 Inc.	7.625%	1/30/32	31,045	32,068
[3]	William Carter Co.	5.625%	3/15/27	12,968	12,778
[3]	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp.	5.500%	3/1/25	37,777	37,729
[3]	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp.	5.250%	5/15/27	30,990	30,299
[3]	Wynn Macau Ltd.	5.500%	1/15/26	15,750	15,275
[3]	Wynn Macau Ltd.	5.500%	10/1/27	12,800	12,030
[3]	Wynn Macau Ltd.	5.125%	12/15/29	57,836	51,422
[3]	Wynn Resorts Finance LLC / Wynn Resorts Capital Corp.	5.125%	10/1/29	2,872	2,718
[3]	Wynn Resorts Finance LLC / Wynn Resorts Capital Corp.	7.125%	2/15/31	38,525	39,738
[3]	Yum! Brands Inc.	4.750%	1/15/30	39,610	38,049
	Yum! Brands Inc.	3.625%	3/15/31	55,732	49,299
	Yum! Brands Inc.	4.625%	1/31/32	18,090	16,768
					3,770,257
15

High-Yield Corporate Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Consumer Staples (3.2%)
[3]	Albertsons Cos. Inc. / Safeway Inc. / New Albertsons LP / Albertsons LLC	6.500%	2/15/28	12,300	12,430
	B&G Foods Inc.	5.250%	4/1/25	13,103	12,860
	B&G Foods Inc.	5.250%	9/15/27	47,340	42,690
[3]	B&G Foods Inc.	8.000%	9/15/28	28,345	29,532
[3]	Coty Inc.	5.000%	4/15/26	1,293	1,269
[3]	Coty Inc. / HFC Prestige Products Inc. / HFC Prestige International US LLC	4.750%	1/15/29	4,755	4,536
[3]	Coty Inc. / HFC Prestige Products Inc. / HFC Prestige International US LLC	6.625%	7/15/30	25,020	25,566
[3,4]	Darling Global Finance BV	3.625%	5/15/26	12,945	13,896
[3]	Darling Ingredients Inc.	5.250%	4/15/27	12,745	12,524
[3]	Darling Ingredients Inc.	6.000%	6/15/30	13,430	13,346
[3]	Energizer Holdings Inc.	4.750%	6/15/28	58,571	54,502
[3]	Energizer Holdings Inc.	4.375%	3/31/29	76,351	68,990
[3]	Fiesta Purchaser Inc.	7.875%	3/1/31	1,545	1,545
[3,7]	KeHE Distributors LLC/KeHE Finance Corp. / NextWave Distribution Inc.	9.000%	2/15/29	12,675	12,800
[3]	Lamb Weston Holdings Inc.	4.875%	5/15/28	5,974	5,814
[3]	Lamb Weston Holdings Inc.	4.125%	1/31/30	11,413	10,417
[3]	Performance Food Group Inc.	6.875%	5/1/25	10,425	10,454
[3]	Performance Food Group Inc.	5.500%	10/15/27	90,660	88,608
[3]	Performance Food Group Inc.	4.250%	8/1/29	46,604	42,706
[3]	Post Holdings Inc.	5.750%	3/1/27	5,920	5,894
[3]	Post Holdings Inc.	5.625%	1/15/28	86,750	85,327
[3]	Post Holdings Inc.	5.500%	12/15/29	46,461	44,940
[3]	Post Holdings Inc.	4.625%	4/15/30	55,173	50,746
[3]	Post Holdings Inc.	4.500%	9/15/31	39,590	35,548
[3]	United Natural Foods Inc.	6.750%	10/15/28	21,527	18,092
[3]	US Foods Inc.	6.875%	9/15/28	2,254	2,313
[3]	US Foods Inc.	4.750%	2/15/29	3,395	3,221
[3]	US Foods Inc.	4.625%	6/1/30	23,863	22,237
[3]	US Foods Inc.	7.250%	1/15/32	19,181	20,091
					752,894
Energy (10.7%)
[3]	Antero Midstream Partners LP / Antero Midstream Finance Corp.	6.625%	2/1/32	12,155	12,108
	Apache Corp.	4.875%	11/15/27	33,110	31,876
	Apache Corp.	4.375%	10/15/28	2,625	2,480
	Apache Corp.	4.250%	1/15/30	8,425	7,844
[3]	Baytex Energy Corp.	8.500%	4/30/30	6,740	6,994
[3]	Blue Racer Midstream LLC / Blue Racer Finance Corp.	7.625%	12/15/25	9,330	9,429
[3]	Blue Racer Midstream LLC / Blue Racer Finance Corp.	6.625%	7/15/26	11,960	11,914
	Buckeye Partners LP	4.350%	10/15/24	4,850	4,772
[3]	Buckeye Partners LP	4.125%	3/1/25	50,184	49,080
	Buckeye Partners LP	3.950%	12/1/26	21,628	20,561
	Buckeye Partners LP	4.125%	12/1/27	23,220	22,012
[3]	Buckeye Partners LP	4.500%	3/1/28	88,628	83,219
	Buckeye Partners LP	5.850%	11/15/43	16,000	13,184
[3]	Chesapeake Energy Corp.	5.875%	2/1/29	17,045	16,927
[3]	Chesapeake Energy Corp.	6.750%	4/15/29	21,240	21,481
[3]	Civitas Resources Inc.	8.625%	11/1/30	11,895	12,712
[3]	Civitas Resources Inc.	8.750%	7/1/31	27,370	29,180
[3]	CNX Resources Corp.	6.000%	1/15/29	6,825	6,595
[3]	CNX Resources Corp.	7.375%	1/15/31	16,440	16,688
16

High-Yield Corporate Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Continental Resources Inc.	4.375%	1/15/28	21,625	20,994
[3]	Continental Resources Inc.	5.750%	1/15/31	1,730	1,721
	Continental Resources Inc.	4.900%	6/1/44	32,184	26,321
[3]	CrownRock LP / CrownRock Finance Inc.	5.625%	10/15/25	14,908	14,859
[3]	Diamond Foreign Asset Co. / Diamond Finance LLC	8.500%	10/1/30	23,435	24,091
[3]	DT Midstream Inc.	4.125%	6/15/29	95,524	87,765
[3]	DT Midstream Inc.	4.375%	6/15/31	121,695	108,839
[3]	Enerflex Ltd.	9.000%	10/15/27	43,835	44,046
[3]	EnLink Midstream LLC	5.625%	1/15/28	27,875	27,604
	EnLink Midstream LLC	5.375%	6/1/29	28,150	27,434
[3]	EnLink Midstream LLC	6.500%	9/1/30	27,820	28,491
	EnLink Midstream Partners LP	4.150%	6/1/25	27,661	27,073
	EnLink Midstream Partners LP	4.850%	7/15/26	27,144	26,637
	EnLink Midstream Partners LP	5.050%	4/1/45	34,405	28,342
	EnLink Midstream Partners LP	5.450%	6/1/47	25,380	22,246
	EQM Midstream Partners LP	4.000%	8/1/24	8,934	8,842
[3]	EQM Midstream Partners LP	6.000%	7/1/25	51,523	51,523
	EQM Midstream Partners LP	4.125%	12/1/26	11,328	10,915
[3]	EQM Midstream Partners LP	7.500%	6/1/27	6,490	6,674
[3]	EQM Midstream Partners LP	6.500%	7/1/27	61,070	61,845
	EQM Midstream Partners LP	5.500%	7/15/28	27,997	27,770
[3]	EQM Midstream Partners LP	4.500%	1/15/29	34,140	32,218
[3]	EQM Midstream Partners LP	7.500%	6/1/30	3,860	4,140
[3]	EQM Midstream Partners LP	4.750%	1/15/31	90,662	84,597
	Genesis Energy LP / Genesis Energy Finance Corp.	8.250%	1/15/29	16,695	17,149
[3]	Hess Midstream Operations LP	4.250%	2/15/30	2,225	2,052
[3]	Kinetik Holdings LP	6.625%	12/15/28	15,190	15,411
[3]	Matador Resources Co.	6.875%	4/15/28	37,900	38,810
[3]	Nabors Industries Inc.	9.125%	1/31/30	37,125	37,843
[3]	NGL Energy Operating LLC / NGL Energy Finance Corp.	8.375%	2/15/32	8,285	8,348
[3]	Noble Finance II LLC	8.000%	4/15/30	61,580	63,964
	Occidental Petroleum Corp.	5.550%	3/15/26	7,040	7,091
	Occidental Petroleum Corp.	3.200%	8/15/26	3,125	2,958
	Occidental Petroleum Corp.	3.000%	2/15/27	9,320	8,699
	Occidental Petroleum Corp.	6.375%	9/1/28	5,115	5,375
	Ovintiv Inc.	7.200%	11/1/31	2,757	3,011
	Ovintiv Inc.	7.375%	11/1/31	26,708	29,566
	Ovintiv Inc.	6.500%	8/15/34	10,685	11,393
[3]	Permian Resources Operating LLC	5.375%	1/15/26	2,655	2,616
[3]	Permian Resources Operating LLC	7.750%	2/15/26	2,540	2,575
[3]	Permian Resources Operating LLC	6.875%	4/1/27	10,465	10,424
[3]	Permian Resources Operating LLC	8.000%	4/15/27	30,495	31,580
[3]	Permian Resources Operating LLC	5.875%	7/1/29	64,319	63,091
[3]	Permian Resources Operating LLC	9.875%	7/15/31	17,980	19,964
[3]	Permian Resources Operating LLC	7.000%	1/15/32	43,220	44,621
	Range Resources Corp.	8.250%	1/15/29	31,447	32,675
[3]	Range Resources Corp.	4.750%	2/15/30	56,221	52,326
[3]	Rockies Express Pipeline LLC	4.950%	7/15/29	4,050	3,891
[3]	Rockies Express Pipeline LLC	4.800%	5/15/30	3,250	3,048
[3]	Rockies Express Pipeline LLC	7.500%	7/15/38	4,100	4,149
[3]	Seadrill Finance Ltd.	8.375%	8/1/30	4,810	4,987
	SM Energy Co.	6.750%	9/15/26	23,350	23,337
	SM Energy Co.	6.625%	1/15/27	1,295	1,292
	SM Energy Co.	6.500%	7/15/28	14,800	14,791
	Southwestern Energy Co.	5.375%	2/1/29	25,600	25,044
17

High-Yield Corporate Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Southwestern Energy Co.	5.375%	3/15/30	55,763	53,979
	Southwestern Energy Co.	4.750%	2/1/32	20,532	19,017
	Sunoco LP / Sunoco Finance Corp.	6.000%	4/15/27	60,590	60,577
	Sunoco LP / Sunoco Finance Corp.	5.875%	3/15/28	11,360	11,288
[3]	Sunoco LP / Sunoco Finance Corp.	7.000%	9/15/28	9,705	9,935
	Sunoco LP / Sunoco Finance Corp.	4.500%	5/15/29	32,920	30,701
	Sunoco LP / Sunoco Finance Corp.	4.500%	4/30/30	51,930	48,066
[3]	Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp.	7.375%	2/15/29	18,875	18,825
[3]	Transocean Inc.	11.500%	1/30/27	2,870	2,999
[3]	Transocean Inc.	8.750%	2/15/30	83,648	87,451
[3]	Transocean Titan Financing Ltd.	8.375%	2/1/28	12,422	12,843
[3]	Valaris Ltd.	8.375%	4/30/30	40,527	41,498
[3]	Venture Global Calcasieu Pass LLC	3.875%	8/15/29	62,200	55,565
[3]	Venture Global Calcasieu Pass LLC	6.250%	1/15/30	23,783	23,831
[3]	Venture Global Calcasieu Pass LLC	4.125%	8/15/31	49,305	43,647
[3]	Venture Global Calcasieu Pass LLC	3.875%	11/1/33	30,940	26,255
[3]	Venture Global LNG Inc.	8.125%	6/1/28	5,585	5,650
[3]	Venture Global LNG Inc.	9.500%	2/1/29	35,718	37,944
[3]	Venture Global LNG Inc.	8.375%	6/1/31	34,520	34,954
[3]	Venture Global LNG Inc.	9.875%	2/1/32	22,520	23,673
[3]	Viper Energy Inc.	7.375%	11/1/31	8,920	9,251
[3]	Weatherford International Ltd.	8.625%	4/30/30	55,350	56,626
	Western Midstream Operating LP	3.950%	6/1/25	4,070	3,987
	Western Midstream Operating LP	4.650%	7/1/26	24,081	23,716
	Western Midstream Operating LP	4.750%	8/15/28	4,715	4,623
	Western Midstream Operating LP	4.050%	2/1/30	2,205	2,069
	Western Midstream Operating LP	5.450%	4/1/44	13,155	11,941
					2,537,035
Financials (7.1%)
[3]	Acrisure LLC / Acrisure Finance Inc.	8.250%	2/1/29	44,800	44,939
[3]	Acrisure LLC / Acrisure Finance Inc.	4.250%	2/15/29	85,650	76,902
[3]	Acrisure LLC / Acrisure Finance Inc.	6.000%	8/1/29	17,115	15,690
[3]	AerCap Global Aviation Trust	6.500%	6/15/45	125,005	124,901
[3]	Alliant Holdings Intermediate LLC / Alliant Holdings Co.	6.750%	4/15/28	38,525	38,875
[3]	Alliant Holdings Intermediate LLC / Alliant Holdings Co.	7.000%	1/15/31	13,825	13,994
[3]	Avolon Holdings Funding Ltd.	5.250%	5/15/24	50,695	50,624
[3]	Compass Group Diversified Holdings LLC	5.250%	4/15/29	13,305	12,675
[3]	Credit Acceptance Corp.	9.250%	12/15/28	35,110	36,966
[3]	Enact Holdings Inc.	6.500%	8/15/25	45,900	45,804
[3]	FirstCash Inc.	4.625%	9/1/28	18,915	17,684
[3]	FirstCash Inc.	5.625%	1/1/30	14,515	13,852
[3]	Freedom Mortgage Corp.	7.625%	5/1/26	12,095	12,045
[3]	Freedom Mortgage Corp.	6.625%	1/15/27	9,360	8,988
[3]	Freedom Mortgage Corp.	12.000%	10/1/28	30,500	33,462
[3]	Freedom Mortgage Corp.	12.250%	10/1/30	30,500	33,990
[3,7]	Freedom Mortgage Holdings LLC	9.250%	2/1/29	6,215	6,294
[3]	GGAM Finance Ltd.	7.750%	5/15/26	14,975	15,277
[3]	GGAM Finance Ltd.	8.000%	2/15/27	25,708	26,485
[3]	GGAM Finance Ltd.	8.000%	6/15/28	22,475	23,425
[3]	goeasy Ltd.	4.375%	5/1/26	29,748	28,383
[3]	goeasy Ltd.	9.250%	12/1/28	20,735	22,081
[3]	HUB International Ltd.	5.625%	12/1/29	19,965	18,830
[3]	HUB International Ltd.	7.250%	6/15/30	80,600	82,846
[3]	HUB International Ltd.	7.375%	1/31/32	30,610	31,312
18

High-Yield Corporate Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[3]	Intesa Sanpaolo SpA	5.017%	6/26/24	27,090	26,926
[3]	Intesa Sanpaolo SpA	5.710%	1/15/26	53,100	52,940
[3]	Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp.	5.250%	10/1/25	1,953	1,920
[3]	Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp.	4.250%	2/1/27	14,704	13,621
[3]	Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp.	4.750%	6/15/29	30,140	26,975
[3]	Macquarie Airfinance Holdings Ltd.	8.125%	3/30/29	17,035	17,677
	MGIC Investment Corp.	5.250%	8/15/28	14,730	14,341
[3]	Nationstar Mortgage Holdings Inc.	5.500%	8/15/28	22,500	21,419
[3]	Nationstar Mortgage Holdings Inc.	5.125%	12/15/30	82,619	74,392
[3]	Nationstar Mortgage Holdings Inc.	5.750%	11/15/31	36,298	33,492
[3]	Nationstar Mortgage Holdings Inc.	7.125%	2/1/32	35,060	34,801
	Navient Corp.	5.875%	10/25/24	3,725	3,719
	Navient Corp.	6.750%	6/15/26	910	915
	Navient Corp.	4.875%	3/15/28	9,301	8,456
	Navient Corp.	5.500%	3/15/29	48,340	43,685
	Navient Corp.	9.375%	7/25/30	8,885	9,266
	Navient Corp.	5.625%	8/1/33	6,576	5,227
	OneMain Finance Corp.	7.125%	3/15/26	99,246	100,573
	OneMain Finance Corp.	3.500%	1/15/27	20,735	19,038
	OneMain Finance Corp.	3.875%	9/15/28	36,560	32,062
	OneMain Finance Corp.	9.000%	1/15/29	43,654	45,971
	OneMain Finance Corp.	7.875%	3/15/30	3,778	3,838
	OneMain Finance Corp.	4.000%	9/15/30	28,880	24,414
[3]	Park Aerospace Holdings Ltd.	5.500%	2/15/24	4,970	4,971
[3]	PennyMac Financial Services Inc.	5.375%	10/15/25	38,913	38,365
[3]	PennyMac Financial Services Inc.	4.250%	2/15/29	30,140	27,336
[3]	PennyMac Financial Services Inc.	7.875%	12/15/29	17,180	17,727
[3]	PennyMac Financial Services Inc.	5.750%	9/15/31	3,885	3,603
	Radian Group Inc.	4.500%	10/1/24	45,300	44,704
	Radian Group Inc.	6.625%	3/15/25	3,250	3,260
	Radian Group Inc.	4.875%	3/15/27	22,275	21,721
[3]	Rocket Mortgage LLC / Rocket Mortgage Co-Issuer Inc.	2.875%	10/15/26	1,945	1,803
[3]	Rocket Mortgage LLC / Rocket Mortgage Co-Issuer Inc.	3.625%	3/1/29	6,810	6,069
[3]	Rocket Mortgage LLC / Rocket Mortgage Co-Issuer Inc.	3.875%	3/1/31	13,055	11,459
[3]	Rocket Mortgage LLC / Rocket Mortgage Co-Issuer Inc.	4.000%	10/15/33	975	827
[3]	United Wholesale Mortgage LLC	5.500%	11/15/25	17,200	16,976
[3]	United Wholesale Mortgage LLC	5.750%	6/15/27	24,350	23,899
[3]	United Wholesale Mortgage LLC	5.500%	4/15/29	4,720	4,461
[3]	USI Inc.	7.500%	1/15/32	6,225	6,331
					1,685,504
Health Care (8.3%)
[3]	Acadia Healthcare Co. Inc.	5.500%	7/1/28	26,060	25,570
[3]	Acadia Healthcare Co. Inc.	5.000%	4/15/29	23,232	22,255
[3,4]	Avantor Funding Inc.	2.625%	11/1/25	69,885	73,769
[3]	Avantor Funding Inc.	4.625%	7/15/28	50,815	48,406
[3]	Avantor Funding Inc.	3.875%	11/1/29	4,230	3,837
[3]	Bausch & Lomb Escrow Corp.	8.375%	10/1/28	54,655	56,879
[3]	Bausch Health Cos. Inc.	5.500%	11/1/25	19,675	18,071
[3]	Catalent Pharma Solutions Inc.	5.000%	7/15/27	24,770	23,889
[3,4]	Catalent Pharma Solutions Inc.	2.375%	3/1/28	45,735	43,833
[3]	Catalent Pharma Solutions Inc.	3.125%	2/15/29	19,369	17,028
[3]	Catalent Pharma Solutions Inc.	3.500%	4/1/30	44,752	39,324
19

High-Yield Corporate Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[3]	Charles River Laboratories International Inc.	4.250%	5/1/28	16,625	15,707
[3]	Charles River Laboratories International Inc.	3.750%	3/15/29	12,415	11,315
[3]	Charles River Laboratories International Inc.	4.000%	3/15/31	9,500	8,443
[3]	CHS/Community Health Systems Inc.	8.000%	3/15/26	22,142	21,799
[3]	CHS/Community Health Systems Inc.	5.625%	3/15/27	85,570	79,235
[3]	CHS/Community Health Systems Inc.	8.000%	12/15/27	2,925	2,876
[3]	CHS/Community Health Systems Inc.	6.000%	1/15/29	19,614	17,721
[3]	CHS/Community Health Systems Inc.	5.250%	5/15/30	29,280	24,305
[3]	CHS/Community Health Systems Inc.	4.750%	2/15/31	27,345	21,809
[3]	CHS/Community Health Systems Inc.	10.875%	1/15/32	30,175	31,679
[3]	DaVita Inc.	3.750%	2/15/31	34,490	28,406
[3]	Fortrea Holdings Inc.	7.500%	7/1/30	9,193	9,345
[3,4]	Grifols SA	2.250%	11/15/27	42,955	42,152
[3,4]	Grifols SA	3.875%	10/15/28	7,650	6,976
[3]	Grifols SA	4.750%	10/15/28	29,995	25,745
	HCA Inc.	5.875%	2/15/26	2,245	2,266
	HCA Inc.	5.875%	2/1/29	16,720	17,238
	HCA Inc.	3.500%	9/1/30	15,355	13,926
[3]	Hologic Inc.	3.250%	2/15/29	45,365	40,771
[3]	IQVIA Inc.	5.000%	10/15/26	44,808	43,931
[3]	IQVIA Inc.	5.000%	5/15/27	86,257	84,349
[3,4]	IQVIA Inc.	2.250%	1/15/28	36,995	37,298
[3,4]	IQVIA Inc.	2.875%	6/15/28	51,395	52,616
[3]	IQVIA Inc.	6.250%	2/1/29	24,500	25,532
[3]	IQVIA Inc.	6.500%	5/15/30	9,536	9,724
[3]	Jazz Securities DAC	4.375%	1/15/29	22,850	21,098
[3]	LifePoint Health Inc.	11.000%	10/15/30	17,536	18,658
[3]	Medline Borrower LP	3.875%	4/1/29	148,808	134,749
[3]	Medline Borrower LP	5.250%	10/1/29	77,159	71,950
[3]	Organon & Co. / Organon Foreign Debt Co.-Issuer BV	4.125%	4/30/28	96,986	88,611
[3]	Organon & Co. / Organon Foreign Debt Co.-Issuer BV	5.125%	4/30/31	86,890	74,718
[3]	Owens & Minor Inc.	4.500%	3/31/29	16,645	14,679
[3]	Owens & Minor Inc.	6.625%	4/1/30	45,354	43,229
[3]	Prestige Brands Inc.	5.125%	1/15/28	18,350	17,951
[3]	Prestige Brands Inc.	3.750%	4/1/31	5,398	4,700
[3]	Star Parent Inc.	9.000%	10/1/30	16,872	17,735
[3]	Teleflex Inc.	4.250%	6/1/28	34,312	32,526
	Tenet Healthcare Corp.	4.875%	1/1/26	13,025	12,908
	Tenet Healthcare Corp.	5.125%	11/1/27	8,670	8,428
	Tenet Healthcare Corp.	4.625%	6/15/28	14,205	13,471
	Tenet Healthcare Corp.	6.125%	10/1/28	39,180	38,788
	Tenet Healthcare Corp.	4.250%	6/1/29	10,405	9,645
	Tenet Healthcare Corp.	4.375%	1/15/30	27,970	25,857
	Tenet Healthcare Corp.	6.125%	6/15/30	56,250	56,257
[3]	Tenet Healthcare Corp.	6.750%	5/15/31	58,115	59,476
	Teva Pharmaceutical Finance Netherlands III BV	3.150%	10/1/26	45,030	42,012
	Teva Pharmaceutical Finance Netherlands III BV	4.750%	5/9/27	8,850	8,547
	Teva Pharmaceutical Finance Netherlands III BV	6.750%	3/1/28	35,135	36,005
	Teva Pharmaceutical Finance Netherlands III BV	5.125%	5/9/29	15,195	14,651
	Teva Pharmaceutical Finance Netherlands III BV	7.875%	9/15/29	13,128	14,163
	Teva Pharmaceutical Finance Netherlands III BV	8.125%	9/15/31	22,096	24,312
	Teva Pharmaceutical Finance Netherlands III BV	4.100%	10/1/46	6,145	4,179
					1,957,328
20

High-Yield Corporate Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Industrials (8.7%)
[3]	Air Canada	3.875%	8/15/26	45,780	43,543
[3]	Allison Transmission Inc.	5.875%	6/1/29	2,340	2,326
[3]	Allison Transmission Inc.	3.750%	1/30/31	1,461	1,278
[3]	American Airlines Inc.	7.250%	2/15/28	10,312	10,474
[3]	American Airlines Inc.	8.500%	5/15/29	11,148	11,812
[3]	American Airlines Inc. / AAdvantage Loyalty IP Ltd.	5.500%	4/20/26	22,290	22,069
[3,8]	American Airlines Inc. / AAdvantage Loyalty IP Ltd.	5.750%	4/20/29	32,172	31,610
[3]	Aramark Services Inc.	5.000%	4/1/25	65,663	65,233
[3]	Aramark Services Inc.	5.000%	2/1/28	44,167	42,643
[3]	Bombardier Inc.	8.750%	11/15/30	11,350	11,933
[3]	BWX Technologies Inc.	4.125%	6/30/28	29,906	28,057
[3]	BWX Technologies Inc.	4.125%	4/15/29	48,969	45,347
[3]	Chart Industries Inc.	7.500%	1/1/30	6,290	6,473
[3]	Chart Industries Inc.	9.500%	1/1/31	8,690	9,282
[3]	Clean Harbors Inc.	4.875%	7/15/27	48,605	47,126
[3]	Clean Harbors Inc.	5.125%	7/15/29	25,851	24,707
[3]	Clean Harbors Inc.	6.375%	2/1/31	20,716	20,983
[3]	Covanta Holding Corp.	4.875%	12/1/29	46,025	39,772
	Delta Air Lines Inc.	3.750%	10/28/29	5,335	4,901
[3]	Emerald Debt Merger Sub LLC	6.625%	12/15/30	121,477	122,681
[3]	First Student Bidco Inc. / First Transit Parent Inc.	4.000%	7/31/29	83,972	73,941
[3]	Garda World Security Corp.	7.750%	2/15/28	3,670	3,743
[3]	Gates Global LLC / Gates Corp.	6.250%	1/15/26	23,814	23,808
[3]	Hawaiian Brand Intellectual Property Ltd. / HawaiianMiles Loyalty Ltd.	5.750%	1/20/26	78,010	73,301
[3]	Herc Holdings Inc.	5.500%	7/15/27	148,472	145,769
[3]	Husky Injection Molding Systems Ltd. / Titan Co.-Borrower LLC	9.000%	2/15/29	5,263	5,263
[4]	Loxam SAS	2.875%	4/15/26	19,380	20,244
[4]	Loxam SAS	3.750%	7/15/26	14,790	15,767
[3]	Mileage Plus Holdings LLC / Mileage Plus Intellectual Property Assets Ltd.	6.500%	6/20/27	7,121	7,139
[3]	Mueller Water Products Inc.	4.000%	6/15/29	2,375	2,164
[3,4]	Q-Park Holding I BV	1.500%	3/1/25	27,330	28,981
[3,4]	Q-Park Holding I BV	2.000%	3/1/27	26,765	27,033
[3,4]	Q-Park Holding I BV	5.125%	3/1/29	19,705	21,331
[3]	Roller Bearing Co. of America Inc.	4.375%	10/15/29	9,610	8,831
[3]	Rolls-Royce plc	3.625%	10/14/25	24,995	24,094
[3]	Rolls-Royce plc	5.750%	10/15/27	39,450	39,380
[3]	Sensata Technologies BV	5.000%	10/1/25	45,100	44,682
[3]	Sensata Technologies Inc.	4.375%	2/15/30	4,875	4,494
[3]	Sensata Technologies Inc.	3.750%	2/15/31	23,500	20,448
	Spirit AeroSystems Inc.	3.850%	6/15/26	1,960	1,855
[3]	Spirit AeroSystems Inc.	9.375%	11/30/29	54,451	59,002
[3]	Spirit AeroSystems Inc.	9.750%	11/15/30	47,980	50,329
[3,4]	TK Elevator Midco GmbH	4.375%	7/15/27	20,249	21,292
[3]	TK Elevator US Newco Inc.	5.250%	7/15/27	35,331	34,080
[3]	TopBuild Corp.	3.625%	3/15/29	1,940	1,762
[3]	TopBuild Corp.	4.125%	2/15/32	9,025	7,922
[3]	TransDigm Inc.	6.250%	3/15/26	75,260	74,852
	TransDigm Inc.	5.500%	11/15/27	16,970	16,538
[3]	TransDigm Inc.	6.750%	8/15/28	98,530	100,110
	TransDigm Inc.	4.625%	1/15/29	72,866	68,047
	TransDigm Inc.	4.875%	5/1/29	16,188	15,156
[3]	TransDigm Inc.	6.875%	12/15/30	41,280	42,414
21

High-Yield Corporate Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[3]	TransDigm Inc.	7.125%	12/1/31	37,160	38,738
[3]	Triumph Group Inc.	9.000%	3/15/28	20,348	21,488
[3]	United Airlines Inc.	4.375%	4/15/26	29,626	28,605
[3]	United Airlines Inc.	4.625%	4/15/29	32,680	30,271
[8]	United Airlines Pass Through Trust Class A Series 2020-1	5.875%	4/15/29	17,322	17,415
	United Rentals North America Inc.	5.500%	5/15/27	27,616	27,550
	United Rentals North America Inc.	4.875%	1/15/28	58,416	57,007
	United Rentals North America Inc.	5.250%	1/15/30	5,110	5,020
	United Rentals North America Inc.	4.000%	7/15/30	35,560	32,527
	United Rentals North America Inc.	3.875%	2/15/31	37,979	34,260
	United Rentals North America Inc.	3.750%	1/15/32	39,400	34,674
[3]	WESCO Distribution Inc.	7.125%	6/15/25	9,630	9,681
[3]	Williams Scotsman Inc.	4.625%	8/15/28	12,035	11,349
[3]	Williams Scotsman Inc.	7.375%	10/1/31	20,315	21,286
					2,045,893
Materials (8.9%)
[3]	Advanced Drainage Systems Inc.	5.000%	9/30/27	2,435	2,356
[3]	Advanced Drainage Systems Inc.	6.375%	6/15/30	18,336	18,474
[3]	Ardagh Metal Packaging Finance USA LLC / Ardagh Metal Packaging Finance plc	3.250%	9/1/28	26,400	23,107
[3]	Ardagh Metal Packaging Finance USA LLC / Ardagh Metal Packaging Finance plc	4.000%	9/1/29	47,902	38,953
[3]	Ardagh Packaging Finance plc / Ardagh Holdings USA Inc.	5.250%	4/30/25	6,300	6,160
[3]	Ardagh Packaging Finance plc / Ardagh Holdings USA Inc.	4.125%	8/15/26	41,525	37,339
[3]	Ardagh Packaging Finance plc / Ardagh Holdings USA Inc.	5.250%	8/15/27	18,333	13,753
[3]	Ardagh Packaging Finance plc / Ardagh Holdings USA Inc.	5.250%	8/15/27	57,582	43,070
[3]	Arsenal AIC Parent LLC	8.000%	10/1/30	28,940	30,274
[3]	ASP Unifrax Holdings Inc.	5.250%	9/30/28	3,330	2,161
	ATI Inc.	7.250%	8/15/30	30,100	31,021
[3]	Avient Corp.	7.125%	8/1/30	47,805	49,085
[3]	Axalta Coating Systems Dutch Holding B BV	7.250%	2/15/31	25,430	26,472
[3]	Axalta Coating Systems LLC	3.375%	2/15/29	54,059	48,045
	Ball Corp.	5.250%	7/1/25	15,590	15,550
	Ball Corp.	4.875%	3/15/26	25,000	24,721
[4]	Ball Corp.	1.500%	3/15/27	68,205	68,664
	Ball Corp.	6.875%	3/15/28	24,045	24,818
	Ball Corp.	6.000%	6/15/29	26,845	27,090
	Ball Corp.	2.875%	8/15/30	13,655	11,674
	Ball Corp.	3.125%	9/15/31	975	825
[3]	Berry Global Inc.	4.500%	2/15/26	52,709	51,304
[3]	Berry Global Inc.	4.875%	7/15/26	22,330	21,973
[3]	Berry Global Inc.	5.625%	7/15/27	6,575	6,510
[3]	Canpack SA / Canpack US LLC	3.125%	11/1/25	8,385	8,000
[3]	Canpack SA / Canpack US LLC	3.875%	11/15/29	12,200	10,746
	Celanese US Holdings LLC	6.350%	11/15/28	14,950	15,572
	Celanese US Holdings LLC	6.550%	11/15/30	15,025	15,888
	Celanese US Holdings LLC	6.700%	11/15/33	15,100	16,220
	Chemours Co.	5.375%	5/15/27	25,240	24,532
[3]	Chemours Co.	5.750%	11/15/28	25,435	24,038
[3]	Chemours Co.	4.625%	11/15/29	38,721	33,869
[3]	Cleveland-Cliffs Inc.	6.750%	3/15/26	24,153	24,264
[3]	Clydesdale Acquisition Holdings Inc.	6.625%	4/15/29	24,725	24,609
[3]	Clydesdale Acquisition Holdings Inc.	8.750%	4/15/30	11,210	10,652
	Commercial Metals Co.	4.125%	1/15/30	8,740	7,967
	Commercial Metals Co.	3.875%	2/15/31	2,885	2,541
22

High-Yield Corporate Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Commercial Metals Co.	4.375%	3/15/32	19,045	17,002
[3]	Constellium SE	5.875%	2/15/26	10,026	9,961
[3]	Constellium SE	5.625%	6/15/28	22,629	22,134
[3]	Constellium SE	3.750%	4/15/29	36,000	32,423
	Crown Americas LLC	5.250%	4/1/30	25,415	24,612
	Crown Americas LLC / Crown Americas Capital Corp. V	4.250%	9/30/26	10,184	9,835
	Crown Americas LLC / Crown Americas Capital Corp. VI	4.750%	2/1/26	12,455	12,216
[3,4]	Crown European Holdings SA	2.875%	2/1/26	31,200	32,881
[3]	Element Solutions Inc.	3.875%	9/1/28	42,212	38,603
[3]	FMG Resources August 2006 Pty Ltd.	5.875%	4/15/30	21,375	21,160
[3]	FMG Resources August 2006 Pty Ltd.	4.375%	4/1/31	33,653	30,343
[3]	FMG Resources August 2006 Pty Ltd.	6.125%	4/15/32	21,227	20,994
	Graphic Packaging International LLC	4.125%	8/15/24	18,940	18,760
[3]	Graphic Packaging International LLC	4.750%	7/15/27	7,870	7,652
[3]	Graphic Packaging International LLC	3.500%	3/15/28	71,362	66,326
[3]	Graphic Packaging International LLC	3.500%	3/1/29	10,705	9,669
[3]	Graphic Packaging International LLC	3.750%	2/1/30	15,803	14,166
[3]	Hudbay Minerals Inc.	6.125%	4/1/29	30,156	29,742
[3]	Kaiser Aluminum Corp.	4.625%	3/1/28	11,598	10,684
[3]	Kaiser Aluminum Corp.	4.500%	6/1/31	11,879	10,152
[3]	NOVA Chemicals Corp.	5.250%	6/1/27	29,979	27,893
[3]	NOVA Chemicals Corp.	8.500%	11/15/28	15,590	16,338
[3]	NOVA Chemicals Corp.	4.250%	5/15/29	4,855	4,084
[3]	Novelis Corp.	3.250%	11/15/26	30,210	28,284
[3]	Novelis Corp.	4.750%	1/30/30	46,755	43,376
[3]	Novelis Corp.	3.875%	8/15/31	47,047	40,835
[3]	OCI NV	4.625%	10/15/25	22,514	22,024
	Olin Corp.	5.125%	9/15/27	3,635	3,535
[3]	Olympus Water US Holding Corp.	7.125%	10/1/27	11,505	11,584
[3]	Olympus Water US Holding Corp.	4.250%	10/1/28	22,793	20,797
[3]	Olympus Water US Holding Corp.	9.750%	11/15/28	41,620	44,147
[3]	Olympus Water US Holding Corp.	6.250%	10/1/29	4,875	4,498
[3]	Owens-Brockway Glass Container Inc.	6.375%	8/15/25	42,000	42,029
[3]	Owens-Brockway Glass Container Inc.	6.625%	5/13/27	26,440	26,439
[3]	Owens-Brockway Glass Container Inc.	7.250%	5/15/31	14,265	14,378
[3]	Pactiv Evergreen Group Issuer Inc./Pactiv Evergreen Group Issuer LLC	4.000%	10/15/27	15,475	14,438
[3]	Pactiv Evergreen Group Issuer LLC / Pactiv Evergreen Group Issuer Inc.	4.375%	10/15/28	4,765	4,446
[3]	Sealed Air Corp.	4.000%	12/1/27	6,025	5,636
[3]	Sealed Air Corp.	6.125%	2/1/28	9,285	9,330
[3]	Sealed Air Corp.	5.000%	4/15/29	13,129	12,659
[3]	Sealed Air Corp.	7.250%	2/15/31	9,415	9,859
[3]	Sealed Air Corp.	6.875%	7/15/33	3,745	3,908
	Silgan Holdings Inc.	4.125%	2/1/28	8,800	8,275
[4]	Silgan Holdings Inc.	2.250%	6/1/28	43,070	42,255
[3]	SNF Group SACA	3.125%	3/15/27	16,729	15,477
[3]	Standard Industries Inc.	5.000%	2/15/27	14,735	14,313
[3]	Standard Industries Inc.	4.750%	1/15/28	31,779	30,385
[3]	Standard Industries Inc.	4.375%	7/15/30	53,906	48,987
[3]	Standard Industries Inc.	3.375%	1/15/31	72,685	61,737
[3]	Summit Materials LLC / Summit Materials Finance Corp.	7.250%	1/15/31	5,515	5,731
[3,4]	Trivium Packaging Finance BV	3.750%	8/15/26	16,095	16,907
[3]	Trivium Packaging Finance BV	5.500%	8/15/26	62,555	61,069
[3]	Trivium Packaging Finance BV	8.500%	8/15/27	9,078	8,878
[3]	Tronox Inc.	4.625%	3/15/29	44,100	38,944
23

High-Yield Corporate Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[3]	Windsor Holdings III LLC	8.500%	6/15/30	29,775	30,675
[3]	WR Grace Holdings LLC	5.625%	8/15/29	18,763	16,551
[3]	WR Grace Holdings LLC	7.375%	3/1/31	13,718	13,963
					2,106,276
Real Estate (1.4%)
[3]	Cushman & Wakefield US Borrower LLC	8.875%	9/1/31	22,130	23,209
[3]	Greystar Real Estate Partners LLC	7.750%	9/1/30	8,685	9,248
[3]	Iron Mountain Inc.	4.875%	9/15/27	36,420	35,234
[3]	Iron Mountain Inc.	5.250%	3/15/28	910	882
[3]	Iron Mountain Inc.	7.000%	2/15/29	37,900	38,753
[3]	Iron Mountain Inc.	4.875%	9/15/29	58,106	54,321
[3]	Iron Mountain Inc.	5.250%	7/15/30	29,500	27,823
[3]	Iron Mountain Inc.	4.500%	2/15/31	11,180	10,038
[3]	Iron Mountain Inc.	5.625%	7/15/32	7,825	7,354
[3]	Iron Mountain Information Management Services Inc.	5.000%	7/15/32	429	387
	MPT Operating Partnership LP / MPT Finance Corp.	4.625%	8/1/29	25,640	17,345
	MPT Operating Partnership LP / MPT Finance Corp.	3.500%	3/15/31	17,340	10,665
	SBA Communications Corp.	3.875%	2/15/27	11,065	10,549
	SBA Communications Corp.	3.125%	2/1/29	10,805	9,629
[3]	VICI Properties LP / VICI Note Co. Inc.	5.625%	5/1/24	1,900	1,898
[3]	VICI Properties LP / VICI Note Co. Inc.	4.250%	12/1/26	54,073	52,125
[3]	VICI Properties LP / VICI Note Co. Inc.	3.750%	2/15/27	9,724	9,207
[3]	VICI Properties LP / VICI Note Co. Inc.	4.625%	12/1/29	14,375	13,601
					332,268
Technology (7.1%)
[3]	AthenaHealth Group Inc.	6.500%	2/15/30	74,058	66,258
[3]	Black Knight InfoServ LLC	3.625%	9/1/28	51,266	48,502
	Block Inc.	2.750%	6/1/26	55,353	51,796
	Block Inc.	3.500%	6/1/31	8,280	7,134
	CDW LLC / CDW Finance Corp.	4.250%	4/1/28	23,899	22,917
	CDW LLC / CDW Finance Corp.	3.250%	2/15/29	27,159	24,626
[3]	Central Parent LLC / CDK Global II LLC/CDK Financing Co. Inc.	8.000%	6/15/29	14,345	14,889
[3]	Cloud Software Group Inc.	6.500%	3/31/29	10,940	10,215
[3]	Cloud Software Group Inc.	9.000%	9/30/29	10,335	9,783
[3]	Coherent Corp.	5.000%	12/15/29	61,155	57,247
[3]	CommScope Inc.	7.125%	7/1/28	14,055	6,101
[3]	CommScope Technologies LLC	6.000%	6/15/25	6,315	5,021
[3]	CommScope Technologies LLC	5.000%	3/15/27	3,880	1,430
[3]	Entegris Escrow Corp.	4.750%	4/15/29	42,480	40,621
[3]	Entegris Escrow Corp.	5.950%	6/15/30	16,995	16,780
[3]	Entegris Inc.	4.375%	4/15/28	61,825	58,791
[3]	Entegris Inc.	3.625%	5/1/29	18,735	16,891
[3]	Fair Isaac Corp.	4.000%	6/15/28	32,367	30,078
[3]	Gartner Inc.	3.625%	6/15/29	4,725	4,294
[3]	Gartner Inc.	3.750%	10/1/30	9,028	8,088
[3]	Gen Digital Inc.	5.000%	4/15/25	107,805	107,207
[3]	GTCR W-2 Merger Sub LLC	7.500%	1/15/31	48,475	50,506
[3]	Imola Merger Corp.	4.750%	5/15/29	210,017	195,558
[3]	McAfee Corp.	7.375%	2/15/30	76,397	69,213
[3]	MSCI Inc.	4.000%	11/15/29	24,320	22,597
[3]	MSCI Inc.	3.625%	9/1/30	6,790	6,094
[3]	MSCI Inc.	3.625%	11/1/31	840	738
[3]	NCR Atleos Corp.	9.500%	4/1/29	36,210	38,850
	Nokia of America Corp.	6.500%	1/15/28	56,315	54,380
24

High-Yield Corporate Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Nokia of America Corp.	6.450%	3/15/29	88,747	87,060
	Nokia OYJ	6.625%	5/15/39	7,573	7,441
[3]	Open Text Corp.	3.875%	2/15/28	61,342	56,978
[3]	Open Text Corp.	3.875%	12/1/29	31,195	28,154
[3]	Open Text Holdings Inc.	4.125%	2/15/30	63,245	57,246
[3]	Open Text Holdings Inc.	4.125%	12/1/31	28,055	24,819
[3]	Presidio Holdings Inc.	4.875%	2/1/27	83,750	81,226
[3]	Presidio Holdings Inc.	8.250%	2/1/28	10,000	9,913
[3]	PTC Inc.	3.625%	2/15/25	15,330	15,036
[3]	PTC Inc.	4.000%	2/15/28	12,620	11,912
[3]	Seagate HDD Cayman	8.250%	12/15/29	8,056	8,671
[3]	Seagate HDD Cayman	8.500%	7/15/31	6,279	6,823
[3]	SS&C Technologies Inc.	5.500%	9/30/27	139,816	137,239
[3]	UKG Inc.	6.875%	2/1/31	90,845	91,907
	Western Digital Corp.	4.750%	2/15/26	16,371	15,945
	Western Digital Corp.	2.850%	2/1/29	3,105	2,658
					1,689,633
Utilities (2.3%)
	AmeriGas Partners LP / AmeriGas Finance Corp.	5.500%	5/20/25	31,676	31,138
	AmeriGas Partners LP / AmeriGas Finance Corp.	5.875%	8/20/26	57,552	55,644
	AmeriGas Partners LP / AmeriGas Finance Corp.	5.750%	5/20/27	34,064	32,643
[3]	AmeriGas Partners LP / AmeriGas Finance Corp.	9.375%	6/1/28	35,790	36,783
[3]	Calpine Corp.	4.500%	2/15/28	14,600	13,889
[3]	Calpine Corp.	5.125%	3/15/28	17,300	16,535
[3]	Calpine Corp.	4.625%	2/1/29	6,270	5,793
[3]	Clearway Energy Operating LLC	4.750%	3/15/28	18,731	17,843
[3]	Clearway Energy Operating LLC	3.750%	2/15/31	90,235	78,324
[3]	Clearway Energy Operating LLC	3.750%	1/15/32	19,426	16,516
	FirstEnergy Corp.	4.150%	7/15/27	1,315	1,265
[3]	NextEra Energy Operating Partners LP	4.250%	7/15/24	34,699	34,351
[3]	NextEra Energy Operating Partners LP	4.250%	9/15/24	3,532	3,417
[3]	NextEra Energy Operating Partners LP	3.875%	10/15/26	71,250	67,485
[3]	NextEra Energy Operating Partners LP	4.500%	9/15/27	14,960	14,097
[3]	NextEra Energy Operating Partners LP	7.250%	1/15/29	33,650	34,656
[3]	Suburban Propane Partners LP / Suburban Energy Finance Corp.	5.000%	6/1/31	12,970	11,657
[3]	Vistra Operations Co. LLC	5.625%	2/15/27	10,829	10,678
[3]	Vistra Operations Co. LLC	4.375%	5/1/29	23,069	21,305
[3]	Vistra Operations Co. LLC	7.750%	10/15/31	30,253	31,435
					535,454
Total Corporate Bonds (Cost $21,540,680)					20,899,284
Floating Rate Loan Interests (2.7%)
[9]	American Airlines Inc. Term Loan, TSFR3M + 4.750%	10.329%	4/20/28	27,440	28,076
[9]	Arsenal AIC Parent LLC Term Loan, TSFR1M + 4.500%	9.833%	8/18/30	8,608	8,606
[9]	Asurion LLC Term Loan B-11, TSFR1M + 4.250%	9.683%	8/19/28	12,789	12,634
[9]	Athenahealth Group Inc. Term Loan B, TSFR1M + 3.250%	8.583%	2/15/29	27,897	27,462
[9]	Bausch & Lomb Corp. Term Loan, TSFR1M + 3.250%	8.683%	5/10/27	17,415	17,004
[9]	Brown Group Holding LLC Term Loan B, TSFR1M + 2.750%	8.183%	6/7/28	20,560	20,402
[9]	Chemours Co. Term Loan B, TSFR1M + 3.500%	8.833%	8/18/28	10,855	10,811
[9]	Cloud Software Group Inc. Term Loan B, TSFR3M + 4.500%	9.948%	3/30/29	37,941	37,179
[9]	CommScope Inc. Term Loan B, TSFR1M + 3.250%	8.697%	4/6/26	11,365	9,908
25

High-Yield Corporate Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[9]	Cushman & Wakefield US Borrower LLC Term Loan B, TSFR1M + 4.000%	9.333%	1/31/30	13,685	13,565
[9]	DirecTV Financing LLC Term Loan, TSFR3M + 5.000%	10.650%	8/2/27	1,505	1,503
[9]	Dun & Bradstreet Corp. Term Loan B, TSFR1M + 2.750%	8.085%	2/6/26	52,984	52,961
[9]	First Student Bidco Inc. Term Loan B, TSFR3M + 3.000%	8.610%	7/21/28	17,319	17,071
[9]	First Student Bidco Inc. Term Loan C, TSFR3M + 3.000%	8.360%	7/21/28	5,242	5,167
[9]	GTCR W Merger Sub LLC Term Loan B, TSFR3M + 3.000%	8.333%	9/20/30	17,830	17,801
[9]	HUB International Ltd. Term Loan B, TSFR1M + 4.250%	9.587%	6/20/30	25,986	25,984
[9]	HUB International Ltd. Term Loan B, TSFR3M + 3.250%	8.574%	6/20/30	7,092	7,089
[9]	IRB Holding Corp. Term Loan B, TSFR3M + 2.750%	8.074%	12/15/27	44,502	44,411
[9]	McAfee LLC Term Loan B, TSFR1M + 3.750%	9.203%	3/1/29	35,860	35,412
[9]	Medline Borrower LP Term Loan B, TSFR1M + 3.000%	8.451%	10/23/28	55,539	55,440
[9]	Mileage Plus Holdings LLC Term Loan B, TSFR3M + 5.250%	10.770%	6/21/27	23,442	24,134
[9]	NCR Atleos LLC Term Loan B, TSFR1M + 4.750%	10.087%	3/27/29	13,100	13,080
[9]	NorthRiver Midstream Finance LP Term Loan B, TSFR3M + 3.000%	8.330%	8/16/30	16,134	16,112
[9]	Peraton Corp. Term Loan B, TSFR1M + 3.750%	9.183%	2/1/28	16,384	16,345
[9]	PetSmart LLC Term Loan B, TSFR1M + 3.750%	9.183%	2/29/24	4,975	4,946
[9]	SBA Senior Finance II LLC Term Loan B, TSFR1M + 2.000%	7.340%	1/25/31	21,183	21,130
[9]	SkyMiles IP Ltd. Term Loan B, TSFR3M + 3.750%	9.068%	10/20/27	28,856	29,483
[9]	SS&C Technologies Inc. Term Loan B-5, TSFR1M + 1.750%	7.197%	4/16/25	21,245	21,249
[9]	Star Parent Inc. Term Loan B, TSFR3M + 4.000%	9.348%	9/27/30	5,400	5,269
[9]	Trans Union LLC Term Loan B-6, TSFR1M + 2.250%	7.701%	12/1/28	11,233	11,221
[9]	Trans Union LLC Term Loan, TSFR1M + 2.000%	7.323%	2/29/24	15,040	14,946
[9]	Wand NewCo 3, Inc. Term Loan, TSFR1M + 2.000%	7.323%	2/29/24	24,725	24,733
Total Floating Rate Loan Interests (Cost $647,906)					651,134
				Shares
Temporary Cash Investments (3.3%)
Money Market Fund (0.6%)
[10]	Vanguard Market Liquidity Fund	5.410%		1,521,019	152,087
			Maturity Date	Face Amount ($000)
Repurchase Agreements (2.0%)
	Bank of America Securities, LLC (Dated 1/31/24, Repurchase Value $68,110,000, collateralized by Fannie Mae 2.000%–6.000%, 11/1/28–7/1/53, Freddie Mac 2.500%–5.500%, 1/1/39–10/1/52, and Ginnie Mae 3.000%–5.000%, 1/15/42–12/20/51, with a value of $69,462,000)	5.320%	2/1/24	68,100	68,100
	Credit Agricole Securities Inc. (Dated 1/31/24, Repurchase Value $104,315,000, collateralized by U.S. Treasury Note/Bond 4.000%, 1/31/31, with a value of $106,386,000)	5.300%	2/1/24	104,300	104,300
	JP Morgan Securities LLC (Dated 1/31/24, Repurchase Value $ 26,004,000, collateralized by U.S. Treasury Note/Bond 0.500%–4.750%, 2/29/24–11/15/53, with a value of $26,520,000)	5.310%	2/1/24	26,000	26,000
26

High-Yield Corporate Fund
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
JP Morgan Securities LLC (Dated 1/31/24, Repurchase Value $103,915,000, collateralized by U.S. Treasury Note/Bond 2.750%, 5/15/25, with a value of $105,978,000)	5.300%	2/1/24	103,900	103,900
RBC Capital Markets LLC (Dated 1/31/24, Repurchase Value $83,712,000, collateralized by U.S. Treasury Bill 0.000%, 2/6/24–2/13/24, with a value of $85,374,000)	5.310%	2/1/24	83,700	83,700
TD Securities (USA) LLC (Dated 1/31/24, Repurchase Value $83,412,000, collateralized by Ginnie Mae 3.500%–8.000%, 4/20/44–1/20/54, with a value of $85,068,000)	5.310%	2/1/24	83,400	83,400
				469,400
U.S. Government and Agency Obligations (0.7%)
United States Treasury Bill	5.097%	4/11/24	156,375	154,786
Total Temporary Cash Investments (Cost $776,273)				776,273
Total Investments (99.7%) (Cost $24,203,652)				23,572,927
Other Assets and Liabilities—Net (0.3%)				60,467
Net Assets (100%)				23,633,394
Cost is in $000.
•	See Note A in Notes to Financial Statements.
1	Securities with a value of $59,894,000 have been segregated as initial margin for open centrally cleared swap contracts.
2	Securities with a value of $5,259,000 have been segregated as initial margin for open futures contracts.
3	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2024, the aggregate value was $16,549,423,000, representing 70.0% of net assets.
4	Face amount denominated in euro.
5	Face amount denominated in Canadian dollars.
6	Face amount denominated in British pounds.
7	Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of January 31, 2024.
8	The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
9	Variable-rate security; rate shown is effective rate at period end. Certain variable-rate securities are not based on a published reference rate and spread but are determined by the issuer or agent based on current market conditions.
10	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
DAC—Designated Activity Company.
TSFR1M—CME Term Secured Overnight Financing Rate 1-Month.
TSFR3M—CME Term Secured Overnight Financing Rate 3-Month.
27

High-Yield Corporate Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
2-Year U.S. Treasury Note	March 2024	1,021	209,975	534
5-Year U.S. Treasury Note	March 2024	1,715	185,890	788
10-Year U.S. Treasury Note	March 2024	152	17,074	89
Ultra 10-Year U.S. Treasury Note	March 2024	595	69,541	1,576
Ultra Long U.S. Treasury Bond	March 2024	86	11,113	245
				3,232
Short Futures Contracts
2-Year U.S. Treasury Note	March 2024	(394)	(81,029)	(101)
10-Year U.S. Treasury Note	March 2024	(2,783)	(312,609)	(7,551)
Long U.S. Treasury Bond	March 2024	(51)	(6,240)	(192)
Ultra Long U.S. Treasury Bond	March 2024	(5)	(646)	(15)
				(7,859)
				(4,627)

Forward Currency Contracts
	Contract Settlement Date	Contract Amount (000)				Unrealized Appreciation ($000)	Unrealized Depreciation ($000)
Counterparty		Receive		Deliver
JPMorgan Chase Bank, N.A.	2/29/24	USD	79,692	CAD	107,251	—	(112)
Toronto-Dominion Bank	2/29/24	USD	728,834	EUR	671,883	1,791	—
Barclays Bank plc	2/29/24	USD	48,165	GBP	37,919	99	—
						1,890	(112)
CAD—Canadian dollar.
EUR—euro.
GBP—British pound.
USD—U.S. dollar.
At January 31, 2024, the counterparties had deposited in segregated accounts securities with a value of $1,101,000 and cash of $7,760,000 in connection with open forward currency contracts.
28

High-Yield Corporate Fund
Centrally Cleared Credit Default Swaps
Reference Entity	Termination Date	Notional Amount (000)		Periodic Premium Received (Paid)[1] (%)	Value ($000)	Unrealized Appreciation (Depreciation) ($000)
Credit Protection Sold
CDX-NA-HY-S41-V2	12/21/28	USD	788,391	5.000	49,906	47,037
1 Periodic premium received/paid quarterly.
USD—U.S. dollar.
The notional amount represents the maximum potential amount the fund could be required to pay as a seller of credit protection if the reference entity was subject to a credit event.
See accompanying Notes, which are an integral part of the Financial Statements.
29

High-Yield Corporate Fund
Statement of Assets and Liabilities
As of January 31, 2024

($000s, except shares, footnotes, and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $24,051,574)	23,420,840
Affiliated Issuers (Cost $152,078)	152,087
Total Investments in Securities	23,572,927
Investment in Vanguard	751
Cash	615
Foreign Currency, at Value (Cost $3)	3
Receivables for Investment Securities Sold	88,367
Receivables for Accrued Income	322,207
Receivables for Capital Shares Issued	16,549
Unrealized Appreciation—Forward Currency Contracts	1,890
Total Assets	24,003,309
Liabilities
Payables for Investment Securities Purchased	315,037
Payables to Investment Advisor	1,218
Payables for Capital Shares Redeemed	23,676
Payables for Distributions	23,338
Payables to Vanguard	1,164
Variation Margin Payable—Futures Contracts	453
Unrealized Depreciation—Forward Currency Contracts	112
Variation Margin Payable—Centrally Cleared Swap Contracts	4,917
Total Liabilities	369,915
Net Assets	23,633,394
30

High-Yield Corporate Fund
Statement of Assets and Liabilities (continued)
At January 31, 2024, net assets consisted of:
($000s, except shares, footnotes, and per-share amounts)	Amount
Paid-in Capital	26,266,831
Total Distributable Earnings (Loss)	(2,633,437)
Net Assets	23,633,394

Investor Shares—Net Assets
Applicable to 569,687,701 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	3,067,742
Net Asset Value Per Share—Investor Shares	$5.38

Admiral Shares—Net Assets
Applicable to 3,819,092,674 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	20,565,652
Net Asset Value Per Share—Admiral Shares	$5.38

See accompanying Notes, which are an integral part of the Financial Statements.
31

High-Yield Corporate Fund
Statement of Operations

Year Ended January 31, 2024
($000)
Investment Income
Income
Interest[1]	1,365,477
Total Income	1,365,477
Expenses
Investment Advisory Fees—Note B	5,658
The Vanguard Group—Note C
Management and Administrative—Investor Shares	5,494
Management and Administrative—Admiral Shares	17,917
Marketing and Distribution—Investor Shares	177
Marketing and Distribution—Admiral Shares	1,104
Custodian Fees	139
Auditing Fees	40
Shareholders’ Reports—Investor Shares	91
Shareholders’ Reports—Admiral Shares	207
Trustees’ Fees and Expenses	16
Other Expenses	17
Total Expenses	30,860
Expenses Paid Indirectly	(118)
Net Expenses	30,742
Net Investment Income	1,334,735
Realized Net Gain (Loss)
Investment Securities Sold[1]	(649,065)
Futures Contracts	(7,215)
Swap Contracts	60,001
Forward Currency Contracts	18,458
Foreign Currencies	482
Realized Net Gain (Loss)	(577,339)
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	984,459
Floating Rate Loan Commitments	324
Futures Contracts	(2,889)
Swap Contracts	11,334
Forward Currency Contracts	(1,157)
Foreign Currencies	(330)
Change in Unrealized Appreciation (Depreciation)	991,741
Net Increase (Decrease) in Net Assets Resulting from Operations	1,749,137
1	Interest income, realized net gain (loss), capital gain distributions received, and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $8,942,000, ($14,000), $1,000, and ($1,000), respectively. Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.
32

High-Yield Corporate Fund
Statement of Changes in Net Assets

	Year Ended January 31,
	2024 ($000)	2023 ($000)

Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,334,735	1,244,219
Realized Net Gain (Loss)	(577,339)	(787,055)
Change in Unrealized Appreciation (Depreciation)	991,741	(1,539,235)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,749,137	(1,082,071)
Distributions
Investor Shares	(175,056)	(157,825)
Admiral Shares	(1,212,514)	(1,120,494)
Total Distributions	(1,387,570)	(1,278,319)
Capital Share Transactions
Investor Shares	(20,626)	(281,664)
Admiral Shares	(320,971)	(2,367,257)
Net Increase (Decrease) from Capital Share Transactions	(341,597)	(2,648,921)
Total Increase (Decrease)	19,970	(5,009,311)
Net Assets
Beginning of Period	23,613,424	28,622,735
End of Period	23,633,394	23,613,424

See accompanying Notes, which are an integral part of the Financial Statements.
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High-Yield Corporate Fund
Financial Highlights
Investor Shares
For a Share Outstanding Throughout Each Period	Year Ended January 31,
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Period	$5.30	$5.77	$5.96	$5.94	$5.67
Investment Operations
Net Investment Income[1]	.299	.261	.238	.259	.302
Net Realized and Unrealized Gain (Loss) on Investments	.092	(.462)	(.185)	.034	.278
Total from Investment Operations	.391	(.201)	.053	.293	.580
Distributions
Dividends from Net Investment Income	(.311)	(.269)	(.243)	(.273)	(.310)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.311)	(.269)	(.243)	(.273)	(.310)
Net Asset Value, End of Period	$5.38	$5.30	$5.77	$5.96	$5.94
Total Return[2]	7.71%	-3.37%	0.84%	5.22%	10.45%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,068	$3,041	$3,612	$3,877	$4,102
Ratio of Total Expenses to Average Net Assets	0.22%[3]	0.23%[3]	0.23%	0.23%	0.23%
Ratio of Net Investment Income to Average Net Assets	5.73%	4.90%	4.00%	4.51%	5.16%
Portfolio Turnover Rate	36%	36%	31%	38%	28%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.22% and 0.23%, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.
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High-Yield Corporate Fund
Financial Highlights
Admiral Shares
For a Share Outstanding Throughout Each Period	Year Ended January 31,
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Period	$5.30	$5.77	$5.96	$5.94	$5.67
Investment Operations
Net Investment Income[1]	.304	.266	.244	.265	.308
Net Realized and Unrealized Gain (Loss) on Investments	.092	(.462)	(.185)	.033	.278
Total from Investment Operations	.396	(.196)	.059	.298	.586
Distributions
Dividends from Net Investment Income	(.316)	(.274)	(.249)	(.278)	(.316)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.316)	(.274)	(.249)	(.278)	(.316)
Net Asset Value, End of Period	$5.38	$5.30	$5.77	$5.96	$5.94
Total Return[2]	7.82%	-3.27%	0.94%	5.32%	10.55%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$20,565	$20,573	$25,011	$24,798	$22,701
Ratio of Total Expenses to Average Net Assets	0.12%[3]	0.13%[3]	0.13%	0.13%	0.13%
Ratio of Net Investment Income to Average Net Assets	5.83%	5.00%	4.10%	4.60%	5.26%
Portfolio Turnover Rate	36%	36%	31%	38%	28%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.12% and 0.13%, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.
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High-Yield Corporate Fund
Notes to Financial Statements
Vanguard High-Yield Corporate Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and other temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees.
2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
3. Floating Rate Loan Interests: Floating rate loan interests represent interests in amounts owed by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate the fund to supply additional cash to the borrower on demand. Floating rate loan interests may be made directly with a borrower or acquired through assignment or participation. The fund’s right to enforce a borrower’s compliance with the terms of the loan agreement, or benefit directly from the collateral supporting the loan, varies when the loan is a direct borrowing, an assignment, or a participation. Floating rate loan interests involve various risks including risk of loss in case of default, insolvency, or the bankruptcy of the borrower and are generally subject to restrictions on transfer with limited opportunities to sell them in secondary markets. The fund may also invest in loan commitments, which are contractual obligations for a future funding. The fund may earn a commitment fee on any unfunded portion of these commitments which is amortized to interest income over the commitment period. Both the funded portion of a floating rate loan interest as well as its unfunded commitment, if any, is reflected on the Schedule of Investments.
4. Repurchase Agreements: The fund enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature, and in the absence of a default, such collateral cannot be repledged, resold, or rehypothecated. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master
36

High-Yield Corporate Fund
repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty's default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.
5. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities.Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilitiesas an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended January 31, 2024, the fund’s average investments in long and short futures contracts represented 2% and 1% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
6. Forward Currency Contracts: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. Risks associated with these types of forward currency contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral
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High-Yield Corporate Fund
received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on forward currency contracts.
During the year ended January 31, 2024, the fund’s average investment in forward currency contracts represented 4% of net assets, based on the average of the notional amounts at each quarter-end during the period.
7. Swap Contracts: The fund invests in credit default swaps to adjust the overall credit risk of the fund or to actively overweight or underweight credit risk to a specific issuer or group of issuers. The fund may sell credit protection through credit default swaps to simulate investments in long positions that are either unavailable or considered to be less attractively priced in the bond market. The fund may purchase credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional amount. If, for example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the notional amount and take delivery of a debt instrument of the reference issuer with a par amount equal to such notional amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.
The fund enters into centrally cleared credit default swaps to achieve the same objectives specified with respect to the equivalent over-the-counter swaps but with less counterparty risk because a regulated clearinghouse is the counterparty instead of the clearing broker or executing broker. The clearinghouse imposes initial margin requirements to secure the fund’s performance, and requires daily settlement of variation margin representing changes in the market value of each contract. To further mitigate counterparty risk, the fund trades with a diverse group of prequalified executing brokers; monitors the financial strength of its clearing brokers, executing brokers, and clearinghouse; and has entered into agreements with its clearing brokers and executing brokers.
The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the fund (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the fund) will be significantly less than the amount paid by the fund and, in a physically settled swap, the fund may receive an illiquid debt instrument. A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of
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High-Yield Corporate Fund
prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
The notional amounts of swap contracts are not recorded in the Statement of Assets and Liabilities. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the fund under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.
During the year ended January 31, 2024, the fund’s average amounts of investments in credit protection sold and credit protection purchased represented 3% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
8. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
9. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
10. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged
39

High-Yield Corporate Fund
administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended January 31, 2024, the fund did not utilize the credit facilities or the Interfund Lending Program.
11. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.	Wellington Management Company llp provides investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor.
Vanguard provides investment advisory services to a portion of the fund as described below; the fund paid Vanguard advisory fees of $813,000 for the year ended January 31, 2024.
For the year ended January 31, 2024, the aggregate investment advisory fee paid to all advisors represented an effective annual rate of 0.02% of the fund’s average net assets.
C.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
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High-Yield Corporate Fund
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At January 31, 2024, the fund had contributed to Vanguard capital in the amount of $751,000, representing less than 0.01% of the fund’s net assets and 0.30% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
D.	The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended January 31, 2024, custodian fee offset arrangements reduced the fund’s expenses by $118,000 (an annual rate of less than 0.01% of average net assets).
E.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
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High-Yield Corporate Fund
The following table summarizes the market value of the fund’s investments and derivatives as of January 31, 2024, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
U.S. Government and Agency Obligations	—	1,246,236	—	1,246,236
Corporate Bonds	—	20,899,284	—	20,899,284
Floating Rate Loan Interests	—	651,134	—	651,134
Temporary Cash Investments	152,087	624,186	—	776,273
Total	152,087	23,420,840	—	23,572,927
Derivative Financial Instruments
Assets
Futures Contracts[1]	3,232	—	—	3,232
Forward Currency Contracts	—	1,890	—	1,890
Swap Contracts	47,037[1]	—	—	47,037
Total	50,269	1,890	—	52,159
Liabilities
Futures Contracts[1]	7,859	—	—	7,859
Forward Currency Contracts	—	112	—	112
Total	7,859	112	—	7,971
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
F.	At January 31, 2024, the fair values of derivatives were reflected in the Statement of Assets and Liabilities as follows:

Statement of Assets and Liabilities	Interest Rate Contracts ($000)	Foreign Exchange Contracts ($000)	Credit Contracts ($000)	Total ($000)
Unrealized Appreciation—Futures Contracts[1]	3,232	—	—	3,232
Unrealized Appreciation—Centrally Cleared Swap Contracts[1]	—	—	47,037	47,037
Unrealized Appreciation—Forward Currency Contracts	—	1,890	—	1,890
Total Assets	3,232	1,890	47,037	52,159

Unrealized Depreciation—Futures Contracts[1]	7,859	—	—	7,859
Unrealized Depreciation—Forward Currency Contracts	—	112	—	112
Total Liabilities	7,859	112	—	7,971
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
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High-Yield Corporate Fund
Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended January 31, 2024, were:
Realized Net Gain (Loss) on Derivatives	Interest Rate Contracts ($000)	Foreign Exchange Contracts ($000)	Credit Contracts ($000)	Total ($000)
Futures Contracts	(7,215)	—	—	(7,215)
Swap Contracts	—	—	60,001	60,001
Forward Currency Contracts	—	18,458	—	18,458
Realized Net Gain (Loss) on Derivatives	(7,215)	18,458	60,001	71,244
Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	(2,889)	—	—	(2,889)
Swap Contracts	—	—	11,334	11,334
Forward Currency Contracts	—	(1,157)	—	(1,157)
Change in Unrealized Appreciation (Depreciation) on Derivatives	(2,889)	(1,157)	11,334	7,288
G.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for applicable foreign currency transactions, swap agreements, and amortization were reclassified between the individual components of total distributable earnings (loss).
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to capital loss carryforwards; the deferral of losses from wash sales; the deferral of losses from straddles; the recognition of unrealized gains or losses from certain derivative contracts; the recognition of gain or loss from foreign currency hedges; the timing of payables for distributions; and the treatment of amortization adjustments from certain fixed income securities. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	37,122
Undistributed Long-Term Gains	—
Net Unrealized Gains (Losses)	(573,358)
Capital Loss Carryforwards	(2,073,863)
Qualified Late-Year Losses	—
Other Temporary Differences	(23,338)
Total	(2,633,437)
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High-Yield Corporate Fund
The tax character of distributions paid was as follows:
	Year Ended January 31,
	2024 Amount ($000)	2023 Amount ($000)
Ordinary Income*	1,387,570	1,278,319
Long-Term Capital Gains	—	—
Total	1,387,570	1,278,319
*	Includes short-term capital gains, if any.
As of January 31, 2024, gross unrealized appreciation and depreciation for investments, derivatives, and floating rate loan commitments based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	24,188,803
Gross Unrealized Appreciation	438,692
Gross Unrealized Depreciation	(1,012,050)
Net Unrealized Appreciation (Depreciation)	(573,358)
H.	During the year ended January 31, 2024, the fund purchased $6,018,543,000 of investment securities and sold $6,081,730,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $1,946,236,000 and $2,090,612,000, respectively.
I.	Capital share transactions for each class of shares were:

	Year Ended January 31,
	2024		2023
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
Investor Shares
Issued	599,707	114,460	497,489	93,790
Issued in Lieu of Cash Distributions	149,508	28,556	133,453	25,232
Redeemed	(769,841)	(147,324)	(912,606)	(171,056)
Net Increase (Decrease)—Investor Shares	(20,626)	(4,308)	(281,664)	(52,034)
Admiral Shares
Issued	3,282,267	627,272	4,440,999	830,126
Issued in Lieu of Cash Distributions	946,453	180,799	868,371	164,160
Redeemed	(4,549,691)	(872,691)	(7,676,627)	(1,445,674)
Net Increase (Decrease)—Admiral Shares	(320,971)	(64,620)	(2,367,257)	(451,388)
44

High-Yield Corporate Fund
J.	Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia’s invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund’s investments and fund performance.
To the extent the fund’s investment portfolio reflects concentration in a particular market, industry, sector, country or asset class, the fund may be adversely affected by the performance of these concentrations and may be subject to increased price volatility and other risks.
Credit risk is the risk that a counterparty to a transaction or an issuer of a financial instrument will fail to pay interest and principal when due, or that perceptions of the issuer’s ability to make such payments will cause the price of an investment to decline. Investment in debt securities will generally increase credit risk.
The use of derivatives may expose the fund to various risks. Derivatives can be highly volatile, and any initial investment is generally small relative to the notional amount so that transactions may be leveraged in terms of market exposure. A relatively small market movement may have a potentially larger impact on derivatives than on standard securities. Leveraged derivatives positions can, therefore, increase volatility. Additional information regarding the fund’s use of derivative(s) and the specific risks associated is described under significant accounting policies.
K.	Management has determined that no other events or transactions occurred subsequent to January 31, 2024, that would require recognition or disclosure in these financial statements.
45

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Vanguard Fixed Income Securities Funds and Shareholders of Vanguard High-Yield Corporate Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard High-Yield Corporate Fund (one of the funds constituting Vanguard Fixed Income Securities Funds, referred to hereafter as the "Fund") as of January 31, 2024, the related statement of operations for the year ended January 31, 2024, the statement of changes in net assets for each of the two years in the period ended January 31, 2024, including the related notes, and the financial highlights for each of the five years in the period ended January 31, 2024 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of January 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended January 31, 2024 and the financial highlights for each of the five years in the period ended January 31, 2024 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of January 31, 2024 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
March 21, 2024
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
46

Tax information (unaudited)
The fund hereby designates $60,046,000, or if subsequently determined to be different, the maximum amount allowable by law, of interest earned from obligations of the U.S. government which is generally exempt from state income tax.
The fund hereby designates 96.1%, or if subsequently determined to be different, the maximum percentage allowable by law, of ordinary income dividends eligible to be treated as interest income for purposes of Section 163(j) and the regulations thereunder for the fiscal year.
The fund hereby designates 74.4%, or if subsequently determined to be different, the maximum percentage allowable by law, as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident alien shareholders.
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"Bloomberg®," Bloomberg U.S. High Yield Ba/B 2% Issuer Capped Index, and Bloomberg U.S. 1–5 Year Treasury Bond Index are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (BISL), the administrator of the index (collectively, Bloomberg), and have been licensed for use for certain purposes by The Vanguard Group, Inc. (Vanguard).
The High-Yield Corporate Fund is not sponsored, endorsed, sold or promoted by Bloomberg. Bloomberg does not make any representation or warranty, express or implied, to the owners of or counterparties to the High-Yield Corporate Fund or any member of the public regarding the advisability of investing in securities generally or in the High-Yield Corporate Fund particularly. The only relationship of Bloomberg to Vanguard is the licensing of certain trademarks, trade names and service marks and of the Bloomberg U.S. High Yield Ba/B 2% Issuer Capped Index and Bloomberg U.S. 1–5 Year Treasury Bond Index (the Indices), which are determined, composed and calculated by BISL without regard to Vanguard or the High-Yield Corporate Fund. Bloomberg has no obligation to take the needs of Vanguard or the owners of the High-Yield Corporate Fund into consideration in determining, composing or calculating the Indices. Bloomberg is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the High-Yield Corporate Fund to be issued. Bloomberg shall not have any obligation or liability, including, without limitation, to High-Yield Corporate Fund customers, in connection with the administration, marketing or trading of the High-Yield Corporate Fund.
BLOOMBERG DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE INDICES OR ANY DATA RELATED THERETO AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. BLOOMBERG DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY VANGUARD, OWNERS OF THE HIGH-YIELD CORPORATE FUND OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDICES OR ANY DATA RELATED THERETO. BLOOMBERG DOES NOT MAKE ANY EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDICES OR ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, TO THE MAXIMUM EXTENT ALLOWED BY LAW, BLOOMBERG, ITS LICENSORS, AND ITS AND THEIR RESPECTIVE EMPLOYEES, CONTRACTORS, AGENTS, SUPPLIERS, AND VENDORS SHALL HAVE NO LIABILITY OR RESPONSIBILITY WHATSOEVER FOR ANY INJURY OR DAMAGES—WHETHER DIRECT, INDIRECT, CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR OTHERWISE—ARISING IN CONNECTION WITH THE HIGH-YIELD CORPORATE FUND OR THE INDICES OR ANY DATA OR VALUES RELATING THERETO—WHETHER ARISING FROM THEIR NEGLIGENCE OR OTHERWISE, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.
© 2024 Bloomberg.
Used with Permission. Source: Bloomberg Index Services Limited. Copyright 2024, Bloomberg. All rights reserved.
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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 210 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Member of the board of governors of the Investment Company Institute and the board of governors of FINRA.
Independent Trustees
Tara Bunch
Born in 1962. Trustee since November 2021. Principal occupation(s) during the past five years and other experience: head of global operations at Airbnb (2020–present). Vice president of AppleCare (2012–2020). Member of the advisory board of the University of California, Berkeley School of Engineering and the advisory board of Santa Clara University’s Leavey School of Business.
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Member of the board of directors of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, Roberts Wesleyan College, and the Rochester Philharmonic Orchestra. Trustee of the University of Rochester.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Director of the V Foundation. Member of the advisory council for the College of Arts and Letters at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial

1  Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: co-founder and managing partner (2022–present) of Grafton Street Partners (investment advisory firm). Chief investment officer (retired 2020) and vice president (retired 2020) of the University of Notre Dame. Chair of the board of Catholic Investment Services, Inc. (investment advisors). Member of the board of superintendence of the Institute for the Works of Religion, the Notre Dame 403(b) Investment Committee, and the board of directors of Paxos Trust Company (finance).
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer of Purposeful (advisory firm for CEOs and C-level executives; 2021–present). Board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Director of DuPont. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, and the NewYork-Presbyterian Hospital.
Lubos Pastor
Born in 1974. Trustee since January 2024. Principal occupation(s) during the past five years and other experience: Charles P. McQuaid Distinguished Service Professor of Finance (2023–present) at the University of Chicago Booth School of Business; Charles P. McQuaid Professor of Finance (2009–2023) at the University of Chicago Booth School of Business. Vice president (2024–present) and director (2021–2023) of the Executive Committee of the European Finance Association. Member of the board of the Fama-Miller Center for Research in Finance. Member of the Academic Advisory Board of the Center for Research in Security Prices (CRSP) and of the CRSP Index Advisory Council. Research associate at the National Bureau of Economic Research. Research fellow at the Centre for Economic Policy Research.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and partner of HighVista Strategies (private investment firm). Member of the board of RIT Capital Partners (investment firm).
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Colin W. Brown Distinguished Professor of the Practice of Law, Duke Law School (2021–present); Rubenstein Fellow, Duke University (2017–2020); Distinguished Fellow of the Global Financial Markets Center, Duke Law School (2020–2022); and Senior Fellow, Duke Center on Risk (2020–present). Partner of Kaya Partners (climate policy advisory services). Member of the board of directors of Arcadia (energy solution technology).
Grant Reid
Born in 1959. Trustee since July 2023. Principal occupation(s) during the past five years and other experience: senior operating partner (2023–present) of CVC Capital (alternative investment manager). Chief executive officer and president (2014–2022) and member of the board of directors (2015–2022) of Mars, Incorporated (multinational manufacturer). Member of the board of directors of Marriott International, Inc. Member of the board of the Sustainable Markets Initiative (environmental services). Chair of the Sustainable Markets Initiative’s Agribusiness Task Force.
David Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company. Trustee of Common Fund.
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth

College (2001–2013). Member of the BMW Group Mobility Council.
Executive Officers
Jacqueline Angell
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (November 2022–present) of Vanguard and of each of the investment companies served by Vanguard. Chief compliance officer (2018–2022) and deputy chief compliance officer (2017–2019) of State Street.
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–2022) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Special assistant to the President of the United States (2015).
Ashley Grim
Born in 1984. Principal occupation(s) during the past five years and other experience: treasurer (February 2022–present) of each of the investment companies served by Vanguard. Fund transfer agent controller (2019–2022) and director of Audit Services (2017–2019) at Vanguard. Senior manager (2015–2017) at PriceWaterhouseCoopers (audit and assurance, consulting, and tax services).
Jodi Miller
Born in 1980. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2022–present) of each of the investment companies served by Vanguard. Head of Enterprise Investment Services (2020–present), head of Retail Client Services and Operations (2020–2022), and head of Retail Strategic Support (2018–2020) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express. Nonexecutive director (2022–present) of the board of National Grid (energy).
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Amma Boateng	Karin A. Risi
Joseph Brennan	Anne E. Robinson
Mortimer J. Buckley	Michael Rollings
Gregory Davis	Nitin Tandon
John James	Lauren Valente
Chris D. Mclsaac

Connect with Vanguard®>vanguard.com
Fund Information > 800-662-7447
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This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
Source for Bloomberg indexes: Bloomberg Index Services Limited. Copyright 2024, Bloomberg. All rights reserved.
CFA® is a registered trademark owned by CFA Institute.
© 2024 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q290 032024

Annual Report  |  January 31, 2024
Vanguard GNMA Fund
See the inside front cover for important information about your fund’s annual and semiannual shareholder reports.

Important information about shareholder reports
Beginning in July 2024, amendments adopted by the Securities and Exchange Commission will substantially impact the design, content, and transmission of shareholder reports. Shareholder reports will provide key fund information in a clear and concise format and must be mailed to each shareholder that has not elected to receive the reports electronically. Financial statements will no longer be included in the shareholder report but will be available at vanguard.com, can be mailed upon request, or can be accessed on the SEC’s website at www.sec.gov.
You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this report or by logging on to vanguard.com.
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance
•	For the 12 months ended January 31, 2024, Vanguard GNMA Fund returned 1.62% for Investor Shares and 1.73% for Admiral Shares. The fund outpaced its benchmark, the Bloomberg U.S. GNMA Bond Index, which returned 1.55%.
•	With inflation easing, the Federal Reserve stopped hiking interest rates. Economic growth, the labor market, and consumer spending proved resilient, but the prospect of rates remaining high for an extended period spurred volatility at times. U.S. bonds rallied toward the end of 2023 amid market expectations for rate cuts in 2024.
•	U.S. Treasury yields rose across the maturity spectrum—the bellwether 10-year note added 41 basis points (0.41 percentage point) to end the period at 3.91%—and lower-quality debt returned more than higher-quality debt. Amid that backdrop, mortgage-backed securities, which generally are viewed as very high in credit quality, slightly outpaced Treasuries but lagged corporate bonds.
•	The fund outperformed its benchmark thanks largely to security selection in GNMA 30-year pass-throughs, particularly some of the lowest-yielding securities.
•	For the 10 years ended January 31, 2024, Investor Shares in the GNMA Fund returned 1.16%, annualized, while Admiral Shares returned 1.27% and the Bloomberg U.S. GNMA Bond Index returned 1.11%.
Market Barometer
	Average Annual Total Returns Periods Ended January 31, 2024
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	20.23%	9.78%	13.99%
Russell 2000 Index (Small-caps)	2.40	-0.76	6.80
Russell 3000 Index (Broad U.S. market)	19.15	9.10	13.53
FTSE All-World ex US Index (International)	6.29	1.57	5.77
Bonds
Bloomberg U.S. Aggregate Float Adjusted Index (Broad taxable market)	2.23%	-3.15%	0.90%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	2.90	-0.78	2.00
FTSE Three-Month U.S. Treasury Bill Index	5.36	2.40	1.96
CPI
Consumer Price Index	3.09%	5.64%	4.15%
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Advisor’s Report
For the 12 months ended January 31, 2024, Investor Shares in Vanguard GNMA Fund returned 1.62% and Admiral Shares returned 1.73%. The fund’s performance benchmark, the Bloomberg U.S. GNMA Bond Index, returned 1.55%.
Investment environment
Fixed income securities worldwide generally produced positive total returns during the fiscal year, despite elevated interest rate volatility over most of the period. The Bloomberg U.S. Aggregate Bond Index returned 2.10%. Higher-yielding sectors generally performed best, benefiting from their coupon advantage and declines in the marginal yields they offer relative to U.S. Treasury securities (“spread-tightening,” in industry terms). Sovereign debt yields ended mixed. Yields rose early in the period amid multiple rate hikes by the Federal Reserve and major central banks across Europe, while Asian central banks pursued more dovish approaches. Yields plunged by the end of the period in response to weaker economic data, including moderating inflation, and expectations for accommodative central bank policies.
Despite concerns about tighter lending standards following turmoil in the banking sector early in the period, credit sectors produced positive excess returns over duration-equivalent government bonds as spreads narrowed, particularly for high-yield and emerging markets debt.
The performance of most securitized sectors rebounded by the end of the period, as markets absorbed the Federal Deposit Insurance Corporation’s (FDIC) sales of mortgage-backed securities and sentiment improved. Over the period, U.S. investment-grade corporate spreads compressed by 21 basis points (0.21 percentage point) and U.S. high-yield corporate spreads tightened by 76 basis points, according to Bloomberg index data.
In the earlier part of the period, major central banks encouraged a “higher for longer” policy rates narrative. By the end of the period, market participants grew confident that major central banks had concluded their rate-hiking cycles. The Fed maintained its hawkish stance for most of the period but ended the year with a more dovish tone. The European Central Bank and the Bank of England delivered several consecutive rate hikes but pivoted to become more dovish by the end of the period, though both attempted to downplay the extent of expected rate cuts. The Bank of Japan was the notable exception in retaining an accommodative policy, despite rising core inflation, though it loosened its target range for the yield of 10-year government bonds.
Global economic data remained resilient for much of the period, though it increasingly diverged across regions. Inflation decelerated but remained well above central bank targets, and wages stayed elevated. The U.K. grappled with the highest inflation among developed markets for most of the period. U.S. labor market strength persisted and consumer spending remained robust. Tighter

2

financing conditions and weaker demand weighed on global industrial production and manufacturing activity, particularly in the euro zone, Japan, and China. Germany entered a technical recession with a second consecutive decline in gross domestic product in the first quarter. The People’s Bank of China reduced the required reserve ratio, loosening interbank funding conditions following a tepid COVID-19 recovery. China’s economy regained momentum by the end of the period, but weakness persisted in the real estate sector.
Agency mortgage-backed securities (MBS) posted a total return of 1.23% during the 12-month period, underperforming Treasuries with equivalent exposure to interest rate risk by –0.94%, according to Wellington Management calculations. The spread on the Bloomberg Agency MBS Index widened by 6 basis points to 47 basis points to end the year.
Lower volatility, combined with lower Treasury rates and a generally “risk-on” market environment, compressed MBS spreads to start 2023. Later in the first quarter, stress on regional banks brought on extreme rate volatility combined with the fear of forced MBS sales, causing mortgage spreads to widen. Mid-year, positive macroeconomic developments in debt ceiling negotiations, combined with somewhat-better-than-anticipated data releases, supported non-Treasury performance. Interest rates and spreads moved higher to start the fourth quarter as stronger-than-anticipated economic activity in the U.S. drove investors to predict a higher-for-longer interest rate environment.
This negative sentiment shifted quite dramatically, however, following the combination of a dovish Fed statement and weaker-than-anticipated macroeconomic data, including a softer unemployment report, moderating inflation, and a quarterly Treasury refunding announcement with less-than-expected issuance of longer maturities. This led markets to believe that the last of the Fed hikes was behind us and increased expectations of a soft economic landing. As a result, rates came down sharply, volatility moved lower, and MBS spreads narrowed.
The fund’s successes and shortfalls
The fund’s interest rate exposure (“duration,” in industry terms) had a slightly positive impact on relative performance. We have actively managed the duration and curve positioning but generally stay close to benchmark levels with modest variations, ending the period with a neutral posture. Note that bond yields and prices generally move in opposite directions.
Our underweight allocation to, and security selection in, 30-year GNMA pass-throughs were the main drivers of performance edge over the benchmark. We decreased our mortgage exposure early in the period, moving from an overweight to a neutral stance in February before reestablishing our overweight. We decreased exposure to 30-year GNMA
3

and agency collateralized mortgage obligations (CMOs) over the period in favor of 30-year conventional pass-throughs based on relative valuations.
Exposure to agency CMOs was the largest detractor from returns over the period.
The fund’s positioning
MBS market fundamentals remain supportive; valuations, while tighter than levels reached in October 2023, remain attractive for newly produced mortgages. Technical market conditions and rate volatility remain dominant as the market shifts to a less hawkish Fed stance.
The worst recent technical factor, bank demand, should be behind us, as 2022 and 2023 were large adjustment years. Money managers remained the primary source of demand and, unlike the Fed and banks, are relative value investors who require wider spreads. Indeed, money managers added mortgages over the past year as spreads widened, moving to a firmly overweight allocation. However, we expect to see an improvement in the technical backdrop.
First, the FDIC completed its liquidation of Silicon Valley Bank and Signature Bank assets more quickly than anticipated, with no major challenges. Second, while interest rates came down meaningfully at the end of the year, they remain high, which likely will lead to lower housing turnover and modest organic new issuance. From the demand side, there is a little over $6 trillion in money market instruments today, given their attractive yields. This is likely to change as we move through the rate-cutting cycle and the yield curve steepens. We believe part of these assets can potentially shift to fixed income instruments with longer duration to improve total return potential, and agency MBS, a large part of traditional fixed income benchmarks, is likely to benefit from that as well. Third, MBS continues to offer banks attractive liquidity and capital treatment, making the securities an efficient way to generate income. This attractive income, combined with new banking regulations (referred to as the Basel III endgame), may generate a renewed appetite for agency MBS from banks over time—in particular, for GNMA products.
With that said, a more meaningful return of banks to the MBS market will be necessary to see a material tightening of spreads, and we do not think this will happen early in 2024. Further clarification from the Fed regarding the ending of its quantitative-tightening program could be a key development for banks, as it will stabilize reserves in the system, encouraging investments in securities like MBS. Recent Fed signaling suggests this could happen sooner than investors had been expecting.
Fundamentally, the market’s increased confidence that the Fed’s hiking trajectory is over and that rate cuts are within sight has helped curb interest rate volatility. While we expect rate volatility to stay structurally higher than it has been in the post-global financial crisis era, a less
4

active Fed would continue to lend support to MBS spreads.
Balancing these factors, we view MBS valuations as strategically attractive and are currently neutral to overweight in mortgages. We have an up-in-coupon bias, given that lower coupons remain structurally rich. We are focusing on attractive relative value opportunities and enhancing cash-flow stability through agency CMOs and agency commercial mortgage-backed securities.
Brian Conroy, CFA,
Senior Managing Director and
Fixed Income Portfolio Manager
Wellington Management Company llp
February 12, 2024
5

About Your Fund’s Expenses
As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.
A fund‘s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your fund’s costs in two ways:
•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.
6

Six Months Ended January 31, 2024
	Beginning Account Value 7/31/2023	Ending Account Value 1/31/2024	Expenses Paid During Period
Based on Actual Fund Return
GNMA Fund
Investor Shares	$1,000.00	$1,028.40	$1.07
Admiral™ Shares	1,000.00	1,028.90	0.56
Based on Hypothetical 5% Yearly Return
GNMA Fund
Investor Shares	$1,000.00	$1,024.15	$1.07
Admiral Shares	1,000.00	1,024.65	0.56
The calculations are based on expenses incurred in the most recent six-month period. The fund's annualized six-month expense ratios for that period are 0.21% for Investor Shares and 0.11% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).
7

GNMA Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: January 31, 2014, Through January 31, 2024
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended January 31, 2024
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
GNMA Fund Investor Shares	1.62%	0.09%	1.16%	$11,227
Bloomberg U.S. GNMA Bond Index	1.55	0.08	1.11	11,166
Bloomberg U.S. Aggregate Bond Index	2.10	0.83	1.63	11,758

	One Year	Five Years	Ten Years	Final Value of a $50,000 Investment
GNMA Fund Admiral Shares	1.73%	0.19%	1.27%	$56,698
Bloomberg U.S. GNMA Bond Index	1.55	0.08	1.11	55,831
Bloomberg U.S. Aggregate Bond Index	2.10	0.83	1.63	58,788
See Financial Highlights for dividend and capital gains information.
8

GNMA Fund
Distribution by Stated Maturity
As of January 31, 2024
0 - 5 Years	0.7%
5 - 10 Years	2.5
10 - 15 Years	1.6
15 - 20 Years	13.5
20 - 25 Years	22.5
Over 25 Years	59.2
The table reflects the fund's investments, except for short-term investments and derivatives.
9

GNMA Fund
Financial Statements
Schedule of Investments
As of January 31, 2024
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
U.S. Government and Agency Obligations (96.5%)
Conventional Mortgage-Backed Securities (90.2%)
[1,2]	Fannie Mae Pool	2.120%	5/1/31	20,825	17,860
[1,2]	Fannie Mae Pool	2.250%	4/1/33	27,145	22,741
[1,2]	Fannie Mae Pool	2.690%	3/1/37	7,914	6,608
[1,2]	Fannie Mae Pool	2.950%	6/1/31	1,908	1,737
[1,2]	Fannie Mae Pool	2.960%	6/1/31	2,270	2,076
[1,2]	Fannie Mae Pool	3.010%	8/1/34	2,045	1,793
[1,2]	Fannie Mae Pool	3.050%	7/1/31	1,955	1,790
[1,2]	Fannie Mae Pool	3.240%	3/1/28	5,799	5,539
[1,2]	Fannie Mae Pool	3.260%	12/1/37	4,175	3,603
[1,2]	Fannie Mae Pool	3.410%	5/1/32	4,100	3,796
[1,2]	Fannie Mae Pool	3.420%	4/1/31	1,313	1,235
[1,2]	Fannie Mae Pool	3.460%	9/1/29	6,122	5,842
[1,2]	Fannie Mae Pool	3.520%	11/1/32	21,125	19,658
[1,2]	Fannie Mae Pool	4.125%	6/1/28	28,792	28,408
[1,2]	Fannie Mae Pool	4.370%	5/1/28	18,127	18,064
[1,2]	Fannie Mae Pool	4.510%	5/1/33	22,923	22,959
[1,2]	Fannie Mae Pool	4.625%	6/1/28	16,874	16,992
[1,2]	Freddie Mac Gold Pool	3.000%	6/1/43–1/1/47	9,898	8,883
[1,2]	Freddie Mac Gold Pool	3.500%	11/1/47–8/1/48	1,451	1,342
[1,2]	Freddie Mac Gold Pool	4.000%	9/1/30–4/1/44	1,738	1,671
[1,2]	Freddie Mac Gold Pool	4.500%	4/1/34–2/1/46	18,941	18,875
[1,2]	Freddie Mac Gold Pool	5.000%	1/1/38–4/1/44	6,798	6,960
[1]	Ginnie Mae I Pool	2.500%	11/15/42–12/15/46	45,571	39,930
[1]	Ginnie Mae I Pool	3.000%	1/15/26–3/15/46	369,894	333,642
[1]	Ginnie Mae I Pool	3.250%	8/15/42	8,297	7,738
[1]	Ginnie Mae I Pool	3.500%	7/15/39–6/15/48	297,479	279,094
[1]	Ginnie Mae I Pool	3.750%	7/15/42	944	919
[1]	Ginnie Mae I Pool	3.875%	10/15/40–6/15/42	13,879	13,405
[1]	Ginnie Mae I Pool	4.000%	8/15/24–7/15/46	405,139	394,149
[1]	Ginnie Mae I Pool	4.500%	4/15/33–4/15/44	208,481	206,798
[1]	Ginnie Mae I Pool	5.000%	11/15/32–7/15/52	201,748	203,962
[1]	Ginnie Mae I Pool	5.500%	10/15/24–9/15/45	147,388	151,322
[1]	Ginnie Mae I Pool	6.000%	2/15/24–3/15/40	58,619	59,745
[1]	Ginnie Mae I Pool	6.500%	2/15/24–7/15/40	52,485	53,385
[1]	Ginnie Mae I Pool	7.000%	11/15/31–11/15/36	7,182	7,367
[1]	Ginnie Mae I Pool	7.250%	1/15/27	4	5
[1]	Ginnie Mae I Pool	7.500%	10/15/31	3,875	4,005
[1]	Ginnie Mae I Pool	8.000%	8/15/31	1,361	1,431
[1]	Ginnie Mae I Pool	8.500%	11/15/26–6/15/28	5	5
10

GNMA Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1]	Ginnie Mae II Pool	1.500%	4/20/44–4/20/52	135,551	108,294
[1,3,4]	Ginnie Mae II Pool	2.000%	10/20/43–2/15/54	2,617,821	2,184,990
[1,3,4]	Ginnie Mae II Pool	2.500%	6/20/37–2/15/54	3,094,969	2,681,185
[1,3,4]	Ginnie Mae II Pool	3.000%	4/20/31–2/15/54	2,415,011	2,174,621
[1,4,5]	Ginnie Mae II Pool	3.500%	10/20/40–2/15/54	1,725,626	1,617,796
[1,4]	Ginnie Mae II Pool	4.000%	4/20/39–2/15/54	735,354	711,711
[1,4]	Ginnie Mae II Pool	4.500%	12/20/32–2/15/54	589,069	581,475
[1,4]	Ginnie Mae II Pool	5.000%	10/20/32–2/15/54	598,638	597,425
[1,4]	Ginnie Mae II Pool	5.500%	1/20/34–2/15/54	529,921	533,776
[1,4]	Ginnie Mae II Pool	6.000%	4/20/28–2/15/54	229,771	233,117
[1,4]	Ginnie Mae II Pool	6.500%	4/20/37–2/15/54	150,427	153,736
[1]	Ginnie Mae II Pool	7.500%	6/20/25–8/20/25	9	9
[1,2,4]	UMBS Pool	2.000%	11/1/46–2/25/54	4,725	3,823
[1,2,4]	UMBS Pool	2.500%	7/1/27–2/25/54	69,030	59,030
[1,2]	UMBS Pool	3.000%	12/1/25–10/1/51	63,602	57,052
[1,2,4]	UMBS Pool	3.500%	9/1/46–2/25/54	1,628	2,031
[1,2]	UMBS Pool	4.000%	5/1/46–6/1/46	1,879	1,802
[1,2,4]	UMBS Pool	4.500%	12/1/40–2/25/54	3,167	3,080
[1,2]	UMBS Pool	5.000%	9/1/35	3,613	3,615
[1,2,4]	UMBS Pool	5.500%	6/1/53–2/25/54	16,406	16,548
[1,2,4]	UMBS Pool	6.000%	12/1/52–2/25/54	179,486	182,258
[1,2]	UMBS Pool	6.500%	2/1/29–5/1/40	780	810
					13,883,518
Nonconventional Mortgage-Backed Securities (6.3%)
[1,2,6]	Fannie Mae Pool, RFUCCT1Y + 1.560%	5.810%	8/1/43	1,111	1,119
[1,2,6]	Fannie Mae Pool, RFUCCT1Y + 1.580%	5.830%	9/1/44	2,650	2,706
[1,2]	Fannie Mae REMICS	1.500%	11/25/50–1/25/51	27,625	15,820
[1,2]	Fannie Mae REMICS	2.000%	9/25/42	3,263	2,975
[1,2]	Fannie Mae REMICS	2.500%	10/25/42	2,608	2,412
[1,2]	Fannie Mae REMICS	3.000%	4/25/40–7/25/49	65,623	58,136
[1,2]	Fannie Mae REMICS	3.500%	7/25/44–4/25/59	68,338	58,597
[1,2]	Fannie Mae REMICS	6.000%	10/25/28–9/25/32	1,175	1,193
[1,2]	Freddie Mac Non Gold Pool	2.907%	10/1/44	1,594	1,562
[1,2,6]	Freddie Mac Non Gold Pool, RFUCCT1Y + 1.600%	5.850%	10/1/44	3,514	3,578
[1,2,6]	Freddie Mac Non Gold Pool, RFUCCT1Y + 1.614%	5.832%	9/1/44	1,963	2,003
[1,2,6]	Freddie Mac Non Gold Pool, RFUCCT1Y + 1.620%	5.807%	7/1/44	940	959
[1,2,6]	Freddie Mac Non Gold Pool, RFUCCT1Y + 1.620%	5.870%	9/1/43–10/1/44	4,311	4,415
[1,2,6]	Freddie Mac Non Gold Pool, RFUCCT1Y + 1.630%	4.787%	4/1/44	2,266	2,314
[1,2,6]	Freddie Mac Non Gold Pool, RFUCCT1Y + 1.638%	5.721%	8/1/43	2,448	2,526
[1,2]	Freddie Mac REMICS	2.000%	4/15/42	3,491	3,132
[1,2]	Freddie Mac REMICS	2.500%	3/25/52	5,369	3,783
[1,2]	Freddie Mac REMICS	3.000%	8/15/42	35,160	31,717
[1,2]	Freddie Mac REMICS	3.500%	8/15/45–1/25/46	18,480	16,719
[1,2]	Freddie Mac REMICS	4.000%	6/15/54	3,963	3,212
[1,2]	Freddie Mac REMICS	6.000%	4/15/28–11/15/32	3,200	3,255
[1]	Ginnie Mae REMICS	1.000%	8/20/50–6/20/51	30,904	23,592
[1]	Ginnie Mae REMICS	1.500%	11/20/49–4/16/50	24,062	19,994
[1]	Ginnie Mae REMICS	1.650%	11/20/45	29,793	27,041
[1]	Ginnie Mae REMICS	2.000%	7/20/42–1/20/52	71,461	60,676
[1]	Ginnie Mae REMICS	2.250%	3/16/45–2/20/52	13,691	12,313
11

GNMA Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1]	Ginnie Mae REMICS	2.375%	4/20/44	4,947	4,518
[1]	Ginnie Mae REMICS	2.500%	12/16/39–2/20/52	251,143	216,801
[1]	Ginnie Mae REMICS	2.650%	11/17/48	2,506	2,334
[1]	Ginnie Mae REMICS	3.000%	6/20/39–2/20/52	249,053	216,628
[1]	Ginnie Mae REMICS	3.000%	7/20/43	3,660	3,366
[1]	Ginnie Mae REMICS	3.250%	8/20/44–2/20/49	12,989	10,626
[1]	Ginnie Mae REMICS	3.500%	8/16/44–2/20/49	61,586	56,207
[1]	Ginnie Mae REMICS	3.681%	10/20/48	11,167	10,327
[1]	Ginnie Mae REMICS	3.750%	12/16/39	2,315	2,100
[1]	Ginnie Mae REMICS	4.000%	1/20/45–12/20/48	60,816	57,956
[1]	Ginnie Mae REMICS	4.500%	6/20/39–4/16/41	18,552	18,374
[1]	Ginnie Mae REMICS	5.000%	6/16/37	4,668	4,679
[1,6]	Ginnie Mae REMICS, TSFR1M + 0.314%	5.651%	2/20/37	1,127	1,119
					970,784
Total U.S. Government and Agency Obligations (Cost $16,153,836)					14,854,302
Asset-Backed/Commercial Mortgage-Backed Securities (1.4%)
[1,2]	FHLMC Multifamily Structured Pass-Through Certificates Series K160	4.500%	8/25/33	68,870	68,650
[1]	Seasoned Credit Risk Transfer Trust Series 2018-3	3.500%	8/25/57	10,292	7,736
[1]	Seasoned Credit Risk Transfer Trust Series 2018-4	3.500%	3/25/58	10,823	8,000
[1]	Seasoned Credit Risk Transfer Trust Series 2019-1	3.500%	7/25/58	14,909	11,107
[1]	Seasoned Credit Risk Transfer Trust Series 2019-3	3.500%	10/25/58	60,750	54,533
[1]	Seasoned Credit Risk Transfer Trust Series 2019-3	3.500%	10/25/58	13,898	10,399
[1]	Seasoned Credit Risk Transfer Trust Series 2020-1	2.500%	8/25/59	66,193	55,095
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $251,214)					215,520
				Shares
Temporary Cash Investments (1.9%)
Money Market Fund (0.7%)
[7]	Vanguard Market Liquidity Fund	5.410%		1,119,412	111,930
			Maturity Date	Face Amount ($000)
Repurchase Agreements (1.2%)
	Bank of America Securities, LLC (Dated 1/31/24, Repurchase Value $13,102,000, collateralized by Fannie Mae 3.000%–5.000%, 2/1/27–2/1/48, Freddie Mac 2.500%, 7/1/41, and Ginnie Mae 7.000%, 12/20/53, with a value of $13,362,000)	5.320%	2/1/24	13,100	13,100
	Bank of Nova Scotia (Dated 1/31/24, Repurchase Value $13,102,000, collateralized by U.S. Treasury Bill 0.000%, 2/29/24–5/7/24, U.S. Treasury Note/Bond 0.250%–4.750%, 2/28/25–11/15/53, with a value of $13,364,000)	5.300%	2/1/24	13,100	13,100
12

GNMA Fund
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Barclays Capital Inc. (Dated 1/31/24, Repurchase Value $22,003,000, collateralized by U.S. Treasury Note/Bond 0.375%, 7/31/27, with a value of $22,440,000)	5.300%	2/1/24	22,000	22,000
Citigroup Global Markets Inc. (Dated 1/31/24, Repurchase Value $13,102,000, collateralized by U.S. Treasury Note/Bond 2.875%, 11/30/25, with a value of $13,362,000)	5.300%	2/1/24	13,100	13,100
Credit Agricole Securities (USA) Inc. (Dated 1/31/24, Repurchase Value $8,101,000, collateralized by Treasury Inflation Indexed Note/Bond 0.125%, 4/15/25, with a value of $8,262,000)	5.300%	2/1/24	8,100	8,100
HSBC Bank USA (Dated 1/31/24, Repurchase Value $13,102,000, collateralized by Treasury Inflation Indexed Note/Bond 0.125%, 1/15/30, with a value of $13,362,000)	5.290%	2/1/24	13,100	13,100
HSBC Bank USA (Dated 1/31/24, Repurchase Value $29,804,000, collateralized by Fannie Mae 3.500%–5.500%, 7/1/25–11/1/49, and Freddie Mac 4.500%, 7/1/52–6/1/53, with a value of $30,396,000)	5.310%	2/1/24	29,800	29,800
JP Morgan Securities LLC (Dated 1/31/24, Repurchase Value $2,000,000, collateralized by U.S. Treasury Bill 0.000%, 2/8/24, and U.S. Treasury Note/Bond 1.250%–4.250%, 12/31/24–10/31/28, with a value of $2,040,000)	5.310%	2/1/24	2,000	2,000
Natixis SA (Dated 1/31/24, Repurchase Value $23,103,000, collateralized by U.S. Treasury Note/Bond 0.500%, 2/28/26, with a value of $23,562,000)	5.300%	2/1/24	23,100	23,100
Societe Generale (Dated 1/31/24, Repurchase Value $12,202,000, collateralized by U.S. Treasury Note/Bond 5.000%, 8/31/25, with a value of $12,444,000)	5.290%	2/1/24	12,200	12,200
13

GNMA Fund
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
TD Securities (USA) LLC (Dated 1/31/24, Repurchase Value $13,102,000, collateralized by Ginnie Mae 2.500%–5.000%, 10/20/50–1/20/54, with a value of $13,362,000)	5.310%	2/1/24	13,100	13,100
Wells Fargo & Co. (Dated 1/31/24, Repurchase Value $18,103,000, collateralized by Freddie Mac 6.000%–7.000%, 12/1/53–1/1/54, with a value of $18,462,000)	5.320%	2/1/24	18,100	18,100
				180,800
Total Temporary Cash Investments (Cost $292,737)				292,730
Total Investments (99.8%) (Cost $16,697,787)				15,362,552
Other Assets and Liabilities—Net (0.2%)				28,126
Net Assets (100%)				15,390,678
Cost is in $000.
•	See Note A in Notes to Financial Statements.
1	The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
2	The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
3	Securities with a value of $1,526,000 have been segregated as collateral for certain open To Be Announced (TBA) transactions.
4	Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of January 31, 2024.
5	Securities with a value of $15,436,000 have been segregated as initial margin for open futures contracts.
6	Variable-rate security; rate shown is effective rate at period end. Certain variable-rate securities are not based on a published reference rate and spread but are determined by the issuer or agent based on current market conditions.
7	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
REMICS—Real Estate Mortgage Investment Conduits.
RFUCCT1Y—Refinitiv USD IBOR Consumer Cash Fallbacks Term 1-year.
TSFR1M—CME Term Secured Overnight Financing Rate 1-Month.
UMBS—Uniform Mortgage-Backed Securities.
14

GNMA Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
2-Year U.S. Treasury Note	March 2024	1,384	284,628	(106)
5-Year U.S. Treasury Note	March 2024	1,778	192,719	1,414
10-Year U.S. Treasury Note	March 2024	1,402	157,484	1,028
				2,336

Short Futures Contracts
Long U.S. Treasury Bond	March 2024	(2,266)	(277,231)	(12,065)
Ultra 10-Year U.S. Treasury Note	March 2024	(2,136)	(249,645)	(5,434)
				(17,499)
				(15,163)
See accompanying Notes, which are an integral part of the Financial Statements.
15

GNMA Fund
Statement of Assets and Liabilities
As of January 31, 2024

($000s, except shares, footnotes, and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $16,585,850)	15,250,622
Affiliated Issuers (Cost $111,937)	111,930
Total Investments in Securities	15,362,552
Investment in Vanguard	491
Cash	13
Receivables for Investment Securities Sold	1,270,128
Receivables for Accrued Income	43,398
Receivables for Capital Shares Issued	7,184
Other Assets	615
Total Assets	16,684,381
Liabilities
Payables for Investment Securities Purchased	1,273,967
Payables for Capital Shares Redeemed	9,396
Payables for Distributions	7,319
Payables to Investment Advisor	408
Payables to Vanguard	891
Variation Margin Payable—Futures Contracts	1,722
Total Liabilities	1,293,703
Net Assets	15,390,678
16

GNMA Fund
Statement of Assets and Liabilities (continued)
At January 31, 2024, net assets consisted of:
($000s, except shares, footnotes, and per-share amounts)	Amount
Paid-in Capital	18,097,232
Total Distributable Earnings (Loss)	(2,706,554)
Net Assets	15,390,678

Investor Shares—Net Assets
Applicable to 555,824,667 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	5,157,189
Net Asset Value Per Share—Investor Shares	$9.28

Admiral Shares—Net Assets
Applicable to 1,102,936,055 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	10,233,489
Net Asset Value Per Share—Admiral Shares	$9.28
See accompanying Notes, which are an integral part of the Financial Statements.
17

GNMA Fund
Statement of Operations

Year Ended January 31, 2024
($000)
Investment Income
Income
Interest[1]	558,403
Total Income	558,403
Expenses
Investment Advisory Fees—Note B	1,737
The Vanguard Group—Note C
Management and Administrative—Investor Shares	9,519
Management and Administrative—Admiral Shares	9,820
Marketing and Distribution—Investor Shares	228
Marketing and Distribution—Admiral Shares	480
Custodian Fees	528
Auditing Fees	40
Shareholders’ Reports—Investor Shares	123
Shareholders’ Reports—Admiral Shares	108
Trustees’ Fees and Expenses	11
Other Expenses	19
Total Expenses	22,613
Expenses Paid Indirectly	(81)
Net Expenses	22,532
Net Investment Income	535,871
Realized Net Gain (Loss)
Investment Securities Sold[1]	(212,162)
Futures Contracts	33,811
Realized Net Gain (Loss)	(178,351)
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	(138,334)
Futures Contracts	(13,976)
Change in Unrealized Appreciation (Depreciation)	(152,310)
Net Increase (Decrease) in Net Assets Resulting from Operations	205,210
1	Interest income, realized net gain (loss), capital gain distributions received, and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $5,624,000, $0, $1,000, and less than $1,000, respectively. Purchases and sales are for temporary cash investment purposes.
See accompanying Notes, which are an integral part of the Financial Statements.
18

GNMA Fund
Statement of Changes in Net Assets

	Year Ended January 31,
	2024 ($000)	2023 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	535,871	457,158
Realized Net Gain (Loss)	(178,351)	(744,685)
Change in Unrealized Appreciation (Depreciation)	(152,310)	(1,248,827)
Net Increase (Decrease) in Net Assets Resulting from Operations	205,210	(1,536,354)
Distributions
Investor Shares	(167,790)	(134,234)
Admiral Shares	(367,806)	(319,199)
Total Distributions	(535,596)	(453,433)
Capital Share Transactions
Investor Shares	(25,298)	(847,109)
Admiral Shares	(1,208,416)	(2,506,168)
Net Increase (Decrease) from Capital Share Transactions	(1,233,714)	(3,353,277)
Total Increase (Decrease)	(1,564,100)	(5,343,064)
Net Assets
Beginning of Period	16,954,778	22,297,842
End of Period	15,390,678	16,954,778
See accompanying Notes, which are an integral part of the Financial Statements.
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GNMA Fund
Financial Highlights
Investor Shares
For a Share Outstanding Throughout Each Period	Year Ended January 31,
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Period	$9.44	$10.41	$10.73	$10.58	$10.31
Investment Operations
Net Investment Income[1]	.304	.230	.085	.178	.285
Net Realized and Unrealized Gain (Loss) on Investments	(.160)	(.969)	(.321)	.157	.272
Total from Investment Operations	.144	(.739)	(.236)	.335	.557
Distributions
Dividends from Net Investment Income	(.304)	(.231)	(.084)	(.176)	(.287)
Distributions from Realized Capital Gains	—	—	—	—	—
Return of Capital	—	—	—	(.009)	—
Total Distributions	(.304)	(.231)	(.084)	(.185)	(.287)
Net Asset Value, End of Period	$9.28	$9.44	$10.41	$10.73	$10.58
Total Return[2]	1.62%	-7.09%	-2.21%	3.17%	5.46%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5,157	$5,270	$6,711	$7,719	$7,365
Ratio of Total Expenses to Average Net Assets	0.21%[3]	0.21%[3]	0.21%	0.21%	0.21%
Ratio of Net Investment Income to Average Net Assets	3.33%	2.40%	0.80%	1.66%	2.71%
Portfolio Turnover Rate[4]	305%	478%	800%	638%	616%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.21%.
4	Includes 180%, 206%, 298%, 182%, and 198%, respectively, attributable to mortgage-dollar-roll activity.
See accompanying Notes, which are an integral part of the Financial Statements.
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GNMA Fund
Financial Highlights
Admiral Shares
For a Share Outstanding Throughout Each Period	Year Ended January 31,
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Period	$9.44	$10.41	$10.73	$10.58	$10.31
Investment Operations
Net Investment Income[1]	.313	.239	.098	.184	.295
Net Realized and Unrealized Gain (Loss) on Investments	(.160)	(.969)	(.323)	.161	.272
Total from Investment Operations	.153	(.730)	(.225)	.345	.567
Distributions
Dividends from Net Investment Income	(.313)	(.240)	(.095)	(.185)	(.297)
Distributions from Realized Capital Gains	—	—	—	—	—
Return of Capital	—	—	—	(.010)	—
Total Distributions	(.313)	(.240)	(.095)	(.195)	(.297)
Net Asset Value, End of Period	$9.28	$9.44	$10.41	$10.73	$10.58
Total Return[2]	1.73%	-7.00%	-2.11%	3.28%	5.57%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$10,233	$11,685	$15,587	$19,602	$17,356
Ratio of Total Expenses to Average Net Assets	0.11%[3]	0.11%[3]	0.11%	0.11%	0.11%
Ratio of Net Investment Income to Average Net Assets	3.42%	2.49%	0.92%	1.72%	2.81%
Portfolio Turnover Rate[4]	305%	478%	800%	638%	616%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.11%.
4	Includes 180%, 206%, 298%, 182%, and 198%, respectively, attributable to mortgage-dollar-roll activity.
See accompanying Notes, which are an integral part of the Financial Statements.
21

GNMA Fund
Notes to Financial Statements
Vanguard GNMA Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors.
A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and other temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral, as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund's pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees.
2. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the fund is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The fund mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The fund may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. Under an MSFTA, upon a counterparty default (including bankruptcy), the fund may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its MSFTA, and sell or retain any collateral held up to the net amount owed to the fund under the MSFTA.
At January 31, 2024, counterparties had deposited in segregated accounts securities with a value of $1,975,000 and cash of $1,720,000 in connection with TBA transactions.
3. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be
22

GNMA Fund
repurchased. The fund also enters into mortgage-dollar-roll transactions in which the fund buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The fund continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Assets and Liabilities.
4. Repurchase Agreements: The fund enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature, and in the absence of a default, such collateral cannot be repledged, resold, or rehypothecated. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty's default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.
5. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended January 31, 2024, the fund’s average investments in long and short futures contracts represented 6% and 3% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
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GNMA Fund
6. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
7. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date. The portion of distributions that exceed a fund's current and accumulated earnings and profits, as measured on a tax basis, constitute a non-taxable return of capital. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
8. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended January 31, 2024, the fund did not utilize the credit facilities or the Interfund Lending Program.
9. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
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GNMA Fund
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.  Wellington Management Company llp provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the year ended January 31, 2024, the investment advisory fee represented an effective annual basic rate of 0.01% of the fund’s average net assets.
C.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At January 31, 2024, the fund had contributed to Vanguard capital in the amount of $491,000, representing less than 0.01% of the fund’s net assets and 0.20% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
D.  The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended January 31, 2024, custodian fee offset arrangements reduced the fund’s expenses by $81,000 (an annual rate of less than 0.01% of average net assets).
E.  Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
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GNMA Fund
The following table summarizes the market value of the fund's investments and derivatives as of January 31, 2024, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
U.S. Government and Agency Obligations	—	14,854,302	—	14,854,302
Asset-Backed/Commercial Mortgage-Backed Securities	—	215,520	—	215,520
Temporary Cash Investments	111,930	180,800	—	292,730
Total	111,930	15,250,622	—	15,362,552

Derivative Financial Instruments
Assets
Futures Contracts[1]	2,442	—	—	2,442
Liabilities
Futures Contracts[1]	17,605	—	—	17,605
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
F.  Permanent differences between book-basis and tax-basis components of net assets, if any, are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share.
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to capital loss carryforwards; the deferral of losses from wash sales; the deferral of losses from straddles; the recognition of unrealized gains or losses from certain derivative contracts; the timing of payables for distributions; and the treatment of amortization adjustments from certain fixed income securities. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	15,861
Undistributed Long-Term Gains	—
Net Unrealized Gains (Losses)	(1,352,538)
Capital Loss Carryforwards	(1,362,558)
Qualified Late-Year Losses	—
Other Temporary Differences	(7,319)
Total	(2,706,554)
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GNMA Fund
The tax character of distributions paid was as follows:
	Year Ended January 31,
	2024 Amount ($000)	2023 Amount ($000)
Ordinary Income*	535,596	453,433
Long-Term Capital Gains	—	—
Total	535,596	453,433
*	Includes short-term capital gains, if any.
As of January 31, 2024, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	16,715,090
Gross Unrealized Appreciation	70,982
Gross Unrealized Depreciation	(1,423,520)
Net Unrealized Appreciation (Depreciation)	(1,352,538)
G.  During the year ended January 31, 2024, the fund purchased $47,650,811,000 of investment securities and sold $49,000,267,000 of investment securities, other than temporary cash investments.
H.  Capital share transactions for each class of shares were:
	Year Ended January 31,
	2024		2023
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
Investor Shares
Issued	347,914	38,502	286,688	29,390
Issued in Lieu of Cash Distributions	160,202	17,531	127,545	13,438
Redeemed	(533,414)	(58,335)	(1,261,342)	(129,326)
Net Increase (Decrease)—Investor Shares	(25,298)	(2,302)	(847,109)	(86,498)
Admiral Shares
Issued	1,358,325	148,334	1,210,417	126,390
Issued in Lieu of Cash Distributions	281,905	30,844	247,028	26,013
Redeemed	(2,848,646)	(313,873)	(3,963,613)	(411,886)
Net Increase (Decrease)—Admiral Shares	(1,208,416)	(134,695)	(2,506,168)	(259,483)
I.  Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia’s invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund’s investments and fund performance.
27

GNMA Fund
To the extent the fund’s investment portfolio reflects concentration in a particular market, industry, sector, country or asset class, the fund may be adversely affected by the performance of these concentrations and may be subject to increased price volatility and other risks.
Credit risk is the risk that a counterparty to a transaction or an issuer of a financial instrument will fail to pay interest and principal when due, or that perceptions of the issuer’s ability to make such payments will cause the price of an investment to decline. Investment in debt securities will generally increase credit risk.
The use of derivatives may expose the fund to various risks. Derivatives can be highly volatile, and any initial investment is generally small relative to the notional amount so that transactions may be leveraged in terms of market exposure. A relatively small market movement may have a potentially larger impact on derivatives than on standard securities. Leveraged derivatives positions can, therefore, increase volatility. Additional information regarding the fund’s use of derivative(s) and the specific risks associated is described under significant accounting policies.
J.  Management has determined that no events or transactions occurred subsequent to January 31, 2024, that would require recognition or disclosure in these financial statements.
28

Report of Independent Registered
Public Accounting Firm
To the Board of Trustees of Vanguard Fixed Income Securities Funds and Shareholders of Vanguard GNMA Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard GNMA Fund (one of the funds constituting Vanguard Fixed Income Securities Funds, referred to hereafter as the "Fund") as of January 31, 2024, the related statement of operations for the year ended January 31, 2024, the statement of changes in net assets for each of the two years in the period ended January 31, 2024, including the related notes, and the financial highlights for each of the five years in the period ended January 31, 2024 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of January 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended January 31, 2024 and the financial highlights for each of the five years in the period ended January 31, 2024 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of January 31, 2024 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
March 20, 2024
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
29

Tax information (unaudited)
The fund hereby designates $2,198,000, or if subsequently determined to be different, the maximum amount allowable by law, of interest earned from obligations of the U.S. government which is generally exempt from state income tax.
The fund hereby designates 100%, or if subsequently determined to be different, the maximum percentage allowable by law, of ordinary income dividends eligible to be treated as interest income for purposes of section 163(j) and the regulations thereunder for the fiscal year.
The fund hereby designates 99.2%, or if subsequently determined to be different, the maximum percentage allowable by law, as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident alien shareholders.
30

"Bloomberg®" and Bloomberg U.S. GNMA Index are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (BISL), the administrator of the index (collectively, Bloomberg), and have been licensed for use for certain purposes by The Vanguard Group, Inc. (Vanguard).
The GNMA Fund is not sponsored, endorsed, sold or promoted by Bloomberg. Bloomberg does not make any representation or warranty, express or implied, to the owners of or counterparties to the GNMA Fund or any member of the public regarding the advisability of investing in securities generally or in the GNMA Fund particularly. The only relationship of Bloomberg to Vanguard is the licensing of certain trademarks, trade names and service marks and of the Bloomberg U.S. GNMA Index, which is determined, composed and calculated by BISL without regard to Vanguard or the GNMA Fund. Bloomberg has no obligation to take the needs of Vanguard or the owners of the GNMA Fund into consideration in determining, composing or calculating the Bloomberg U.S. GNMA Index. Bloomberg is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the GNMA Fund to be issued. Bloomberg shall not have any obligation or liability, including, without limitation, to GNMA Fund customers, in connection with the administration, marketing or trading of the GNMA Fund.
BLOOMBERG DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE BLOOMBERG U.S. GNMA INDEX OR ANY DATA RELATED THERETO AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. BLOOMBERG DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY VANGUARD, OWNERS OF THE GNMA FUND OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BLOOMBERG U.S. GNMA INDEX OR ANY DATA RELATED THERETO. BLOOMBERG DOES NOT MAKE ANY EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BLOOMBERG U.S. GNMA INDEX OR ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, TO THE MAXIMUM EXTENT ALLOWED BY LAW, BLOOMBERG, ITS LICENSORS, AND ITS AND THEIR RESPECTIVE EMPLOYEES, CONTRACTORS, AGENTS, SUPPLIERS, AND VENDORS SHALL HAVE NO LIABILITY OR RESPONSIBILITY WHATSOEVER FOR ANY INJURY OR DAMAGES—WHETHER DIRECT, INDIRECT, CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR OTHERWISE—ARISING IN CONNECTION WITH THE GNMA FUND OR BLOOMBERG U.S. GNMA INDEX OR ANY DATA OR VALUES RELATING THERETO—WHETHER ARISING FROM THEIR NEGLIGENCE OR OTHERWISE, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.
© 2024 Bloomberg.
Used with Permission. Source: Bloomberg Index Services Limited. Copyright 2024, Bloomberg. All rights reserved.
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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 210 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Member of the board of governors of the Investment Company Institute and the board of governors of FINRA.
Independent Trustees
Tara Bunch
Born in 1962. Trustee since November 2021. Principal occupation(s) during the past five years and other experience: head of global operations at Airbnb (2020–present). Vice president of AppleCare (2012–2020). Member of the advisory board of the University of California, Berkeley School of Engineering and the advisory board of Santa Clara University’s Leavey School of Business.
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Member of the board of directors of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, Roberts Wesleyan College, and the Rochester Philharmonic Orchestra. Trustee of the University of Rochester.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Director of the V Foundation. Member of the advisory council for the College of Arts and Letters at the University of Notre Dame. Chairman of the board of Saint Anselm College.

1 Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: co-founder and managing partner (2022–present) of Grafton Street Partners (investment advisory firm). Chief investment officer (retired 2020) and vice president (retired 2020) of the University of Notre Dame. Chair of the board of Catholic Investment Services, Inc. (investment advisors). Member of the board of superintendence of the Institute for the Works of Religion, the Notre Dame 403(b) Investment Committee, and the board of directors of Paxos Trust Company (finance).
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer of Purposeful (advisory firm for CEOs and C-level executives; 2021–present). Board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Director of DuPont. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, and the NewYork-Presbyterian Hospital.
Lubos Pastor
Born in 1974. Trustee since January 2024. Principal occupation(s) during the past five years and other experience: Charles P. McQuaid Distinguished Service Professor of Finance (2023–present) at the University of Chicago Booth School of Business; Charles P. McQuaid Professor of Finance (2009–2023) at the University of Chicago Booth School of Business. Vice president (2024–present) and director (2021–2023) of the Executive Committee of the European Finance Association. Member of the board of the Fama-Miller Center for Research in Finance. Member of the Academic Advisory Board of the Center for Research in Security Prices (CRSP) and of the CRSP Index Advisory Council. Research associate at the National Bureau of Economic Research. Research fellow at the Centre for Economic Policy Research.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and partner of HighVista Strategies (private investment firm). Member of the board of RIT Capital Partners (investment firm).
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Colin W. Brown Distinguished Professor of the Practice of Law, Duke Law School (2021–present); Rubenstein Fellow, Duke University (2017–2020); Distinguished Fellow of the Global Financial Markets Center, Duke Law School (2020–2022); and Senior Fellow, Duke Center on Risk (2020–present). Partner of Kaya Partners (climate policy advisory services). Member of the board of directors of Arcadia (energy solution technology).

Grant Reid
Born in 1959. Trustee since July 2023. Principal occupation(s) during the past five years and other experience: senior operating partner (2023–present) of CVC Capital (alternative investment manager). Chief executive officer and president (2014–2022) and member of the board of directors (2015–2022) of Mars, Incorporated (multinational manufacturer). Member of the board of directors of Marriott International, Inc. Member of the board of the Sustainable Markets Initiative (environmental services). Chair of the Sustainable Markets Initiative’s Agribusiness Task Force.
David Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company. Trustee of Common Fund.
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Member of the BMW Group Mobility Council.
Executive Officers
Jacqueline Angell
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (November 2022–present) of Vanguard and of each of the investment companies served by Vanguard. Chief compliance officer (2018–2022) and deputy chief compliance officer (2017–2019) of State Street.
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–2022) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Special assistant to the President of the United States (2015).
Ashley Grim
Born in 1984. Principal occupation(s) during the past five years and other experience: treasurer (February 2022–present) of each of the investment companies served by Vanguard. Fund transfer agent controller (2019–2022) and director of Audit Services (2017–2019) at Vanguard. Senior manager (2015–2017) at PriceWaterhouseCoopers (audit and assurance, consulting, and tax services).
Jodi Miller
Born in 1980. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2022–present) of each of the investment companies served by Vanguard. Head of Enterprise Investment Services (2020–present), head of Retail Client Services and Operations (2020–2022), and head of Retail Strategic Support (2018–2020) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express. Nonexecutive director (2022–present) of the board of National Grid (energy).
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Amma Boateng	Karin A. Risi
Joseph Brennan	Anne E. Robinson
Mortimer J. Buckley	Michael Rollings
Gregory Davis	Nitin Tandon
John James	Lauren Valente
Chris D. McIsaac

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All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
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Q360 032024

Annual Report  |  January 31, 2024
Vanguard Real Estate Index Funds
Vanguard Real Estate Index Fund
Vanguard Real Estate II Index Fund
See the inside front cover for important information about your fund’s annual and semiannual shareholder reports.

Important information about shareholder reports
Beginning in July 2024, amendments adopted by the Securities and Exchange Commission will substantially impact the design, content, and transmission of shareholder reports. Shareholder reports will provide key fund information in a clear and concise format and must be mailed to each shareholder that has not elected to receive the reports electronically. Financial statements will no longer be included in the shareholder report but will be available at vanguard.com, can be mailed upon request, or can be accessed on the SEC’s website at www.sec.gov.
You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this report or by logging on to vanguard.com.
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance
•	For the 12 months ended January 31, 2024, returns for Vanguard Real Estate Index Fund ranged from –3.91% for Investor Shares to –3.81% for ETF Shares (based on net asset value), –3.75% for Admiral Shares, and –3.73% for Institutional Shares. Vanguard Real Estate II Index Fund returned –3.68%. The funds’ benchmark index returned –3.62%.
•	With inflation continuing to ease, the Federal Reserve slowed and eventually stopped hiking interest rates. Economic growth, the labor market, and consumer spending proved resilient, but the prospect of rates remaining high for an extended period spurred volatility at times. U.S. stocks rallied toward the end of 2023, however, as sentiment improved amid market expectations for rate cuts in 2024.
•	Many of the sectors recorded negative returns for the 12 months. Telecom tower REITs, office REITs, and multifamily residential REITs contributed most to the negative performance.
•	For the 10 years ended January 31, 2024, average annual returns for the Real Estate Index Fund ranged from 6.23% for Investor Shares to 6.36% for the Real Estate ETF, 6.38% for Admiral Shares, and 6.39% for Institutional Shares. The benchmark returned 6.48% for the period. The Real Estate II Index Fund launched in 2017 and doesn’t have a 10-year record.
Market Barometer
	Average Annual Total Returns Periods Ended January 31, 2024
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	20.23%	9.78%	13.99%
Russell 2000 Index (Small-caps)	2.40	-0.76	6.80
Russell 3000 Index (Broad U.S. market)	19.15	9.10	13.53
FTSE All-World ex US Index (International)	6.29	1.57	5.77
Bonds
Bloomberg U.S. Aggregate Float Adjusted Index (Broad taxable market)	2.23%	-3.15%	0.90%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	2.90	-0.78	2.00
FTSE Three-Month U.S. Treasury Bill Index	5.36	2.40	1.96
CPI
Consumer Price Index	3.09%	5.64%	4.15%
1

About Your Fund’s Expenses
As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.
A fund‘s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The Real Estate Index Fund, in addition to its own expenses, bears its proportionate share of the costs for the Subsidiary. These indirect expenses make up the acquired fund fees and expenses, also expressed as a percentage of average net assets. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. For the Real Estate Index Fund, the costs were calculated using the expense ratio and the acquired fund fees and expenses.
The accompanying table illustrates your fund’s costs in two ways:
•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
2

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.
Six Months Ended January 31, 2024
	Beginning Account Value 7/31/2023	Ending Account Value 1/31/2024	Expenses Paid During Period
Based on Actual Fund Return
Real Estate Index Fund
Investor Shares	$1,000.00	$1,005.30	$1.31
ETF Shares	1,000.00	1,006.20	0.66
Admiral™ Shares	1,000.00	1,006.30	0.66
Institutional Shares	1,000.00	1,006.40	0.51
Real Estate II Index Fund	$1,000.00	$1,006.60	$0.40
Based on Hypothetical 5% Yearly Return
Real Estate Index Fund
Investor Shares	$1,000.00	$1,023.89	$1.33
ETF Shares	1,000.00	1,024.55	0.66
Admiral Shares	1,000.00	1,024.55	0.66
Institutional Shares	1,000.00	1,024.70	0.51
Real Estate II Index Fund	$1,000.00	$1,024.80	$0.41
The calculations for the Real Estate Index Fund are based on expenses incurred combined with acquired fund fees and expenses for the most recent six-month period. The fund’s combined, annualized six-month expense figures for that period are: 0.26% for Investor Shares, 0.13% for ETF Shares, 0.13% for Admiral Shares, and 0.10% for Institutional Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense figure multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365). The calculations for the Real Estate II Index Fund are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.08%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).
3

Real Estate Index Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: January 31, 2014, Through January 31, 2024
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended January 31, 2024
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Real Estate Index Fund Investor Shares	-3.91%	3.76%	6.23%	$18,297
Real Estate Spliced Index	-3.62	4.02	6.48	18,744
Dow Jones U.S. Total Stock Market Float Adjusted Index	19.14	13.41	11.87	30,709
Real Estate Spliced Index: MSCI US REIT Index through February 1, 2018; MSCI US Investable Market Real Estate 25/50 Transition Index through July 24, 2018; MSCI US Investable Market Real Estate 25/50 Index thereafter.

	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Real Estate Index Fund ETF Shares Net Asset Value	-3.81%	3.88%	6.36%	$18,526
Real Estate Index Fund ETF Shares Market Price	-3.83	3.86	6.37	18,535
Real Estate Spliced Index	-3.62	4.02	6.48	18,744
Dow Jones U.S. Total Stock Market Float Adjusted Index	19.14	13.41	11.87	30,709

See Financial Highlights for dividend and capital gains information.
4

Real Estate Index Fund
	Average Annual Total Returns Periods Ended January 31, 2024
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Real Estate Index Fund Admiral Shares	-3.75%	3.91%	6.38%	$18,556
Real Estate Spliced Index	-3.62	4.02	6.48	18,744
Dow Jones U.S. Total Stock Market Float Adjusted Index	19.14	13.41	11.87	30,709

	One Year	Five Years	Ten Years	Final Value of a $5,000,000 Investment
Real Estate Index Fund Institutional Shares	-3.73%	3.93%	6.39%	$9,292,836
Real Estate Spliced Index	-3.62	4.02	6.48	9,372,140
Dow Jones U.S. Total Stock Market Float Adjusted Index	19.14	13.41	11.87	15,354,326
Cumulative Returns of ETF Shares: January 31, 2014, Through January 31, 2024
	One Year	Five Years	Ten Years
Real Estate Index Fund ETF Shares Market Price	-3.83%	20.83%	85.35%
Real Estate Index Fund ETF Shares Net Asset Value	-3.81	20.95	85.26
Real Estate Spliced Index	-3.62	21.80	87.44
For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares’ market prices have compared with their net asset value, visit vanguard.com, select your ETF, click on Price, and then scroll down to the Premium/Discount chart. The ETF premium/discount chart there shows the percentage and days on which the ETF Shares’ market price was above or below the NAV.
5

Real Estate Index Fund
Fund Allocation
As of January 31, 2024
Data Center REITs	9.0%
Diversified Real Estate Activities	0.2
Diversified REITs	2.1
Health Care REITs	7.7
Hotel & Resort REITs	2.9
Industrial REITs	12.7
Multi-Family Residential REITs	8.4
Office REITs	4.7
Other Specialized REITs	6.0
Real Estate Development	0.3
Real Estate Operating Companies	0.3
Real Estate Services	6.9
Retail REITs	12.9
Self-Storage REITs	6.7
Single-Family Residential REITs	4.5
Telecom Tower REITs	12.3
Timber REITs	2.4
The table reflects the fund’s investments, except for short-term investments and derivatives. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.
The fund may invest in derivatives (such as futures and swap contracts) for various reasons, including, but not limited to, attempting to remain fully invested and tracking its target index as closely as possible.
The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
6

Real Estate Index Fund
Financial Statements
Schedule of Investments
As of January 31, 2024
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Equity Real Estate Investment Trusts (REITs) (93.0%)
Data Center REITs (7.8%)
	Equinix Inc.	3,811,615	3,162,764
	Digital Realty Trust Inc.	11,956,364	1,679,391
			4,842,155
Diversified REITs (1.8%)
	WP Carey Inc.	8,716,202	540,056
	Essential Properties Realty Trust Inc.	6,357,432	158,364
	Broadstone Net Lease Inc.	7,636,108	122,712
	Global Net Lease Inc.	7,964,708	67,302
	Empire State Realty Trust Inc. Class A	5,543,705	52,776
	Alexander & Baldwin Inc.	2,963,220	51,323
	American Assets Trust Inc.	1,977,034	44,345
	Armada Hoffler Properties Inc.	2,763,638	33,053
	Gladstone Commercial Corp.	1,626,224	20,848
	One Liberty Properties Inc.	702,181	14,212
[1]	NexPoint Diversified Real Estate Trust	1,313,538	9,063
			1,114,054
Health Care REITs (6.6%)
	Welltower Inc.	20,383,501	1,763,377
	Ventas Inc.	16,394,697	760,550
	Healthpeak Properties Inc.	22,281,028	412,199
	Omega Healthcare Investors Inc.	9,981,231	289,456
	Healthcare Realty Trust Inc. Class A	15,520,118	250,029
	Sabra Health Care REIT Inc.	9,423,531	125,710
	Physicians Realty Trust	9,717,091	118,937
		Shares	Market Value• ($000)
	National Health Investors Inc.	1,771,764	94,222
	CareTrust REIT Inc.	4,059,530	84,925
[1]	Medical Properties Trust Inc.	24,355,296	75,501
	LTC Properties Inc.	1,693,035	52,772
	Community Healthcare Trust Inc.	1,030,782	26,378
	Global Medical REIT Inc.	2,534,288	25,622
	Universal Health Realty Income Trust	536,266	21,349
	Diversified Healthcare Trust	6,832,781	19,610
			4,120,637
Hotel & Resort REITs (2.5%)
	Host Hotels & Resorts Inc.	28,985,560	557,102
	Ryman Hospitality Properties Inc.	2,309,753	253,842
	Apple Hospitality REIT Inc.	8,856,884	142,241
	Park Hotels & Resorts Inc.	8,781,555	132,426
	Sunstone Hotel Investors Inc.	8,018,986	85,563
	DiamondRock Hospitality Co.	8,530,293	77,967
	Pebblebrook Hotel Trust	4,900,568	74,587
	RLJ Lodging Trust	6,412,540	74,257
	Xenia Hotels & Resorts Inc.	4,356,483	58,072
	Service Properties Trust	6,733,788	52,052
	Summit Hotel Properties Inc.	4,374,069	28,344
	Chatham Lodging Trust	1,990,829	20,904
			1,557,357
Industrial REITs (11.0%)
	Prologis Inc.	37,634,936	4,767,970
	Rexford Industrial Realty Inc.	8,395,321	441,510
	EastGroup Properties Inc.	1,849,315	328,124
	Americold Realty Trust Inc.	11,006,959	302,691
7

Real Estate Index Fund
		Shares	Market Value• ($000)
	First Industrial Realty Trust Inc.	5,386,820	277,529
	STAG Industrial Inc.	7,318,318	270,339
	Terreno Realty Corp.	3,418,955	204,214
	LXP Industrial Trust	11,920,542	108,358
	Innovative Industrial Properties Inc.	1,141,276	106,401
	Plymouth Industrial REIT Inc.	1,618,020	35,823
	Industrial Logistics Properties Trust	2,272,947	9,046
			6,852,005
Multi-Family Residential REITs (7.3%)
	AvalonBay Communities Inc.	5,786,131	1,035,775
	Equity Residential	14,671,754	883,093
	Essex Property Trust Inc.	2,614,732	609,939
	Mid-America Apartment Communities Inc.	4,753,024	600,687
	UDR Inc.	12,750,704	459,280
	Camden Property Trust	4,348,838	408,095
	Apartment Income REIT Corp. Class A	6,078,430	198,704
	Independence Realty Trust Inc.	9,144,955	134,339
	Elme Communities	3,581,189	51,856
	Veris Residential Inc.	2,999,117	45,737
*	Apartment Investment & Management Co. Class A	5,412,129	40,212
	Centerspace	608,727	33,334
	NexPoint Residential Trust Inc.	939,314	28,696
			4,529,747
Office REITs (4.1%)
	Alexandria Real Estate Equities Inc.	6,695,575	809,495
	Boston Properties Inc.	6,067,484	403,488
	Vornado Realty Trust	6,592,498	179,250
	Kilroy Realty Corp.	4,530,466	162,009
	Cousins Properties Inc.	6,173,572	141,436
[1]	SL Green Realty Corp.	2,619,575	117,750
	COPT Defense Properties	4,583,714	107,992
	Highwoods Properties Inc.	4,295,778	98,674
	Douglas Emmett Inc.	6,782,012	91,896
	Equity Commonwealth	4,490,765	85,818
	JBG SMITH Properties	3,999,490	63,992
	Easterly Government Properties Inc. Class A	3,803,083	46,702
	Hudson Pacific Properties Inc.	5,157,336	42,239
	Piedmont Office Realty Trust Inc. Class A	5,023,497	34,160
		Shares	Market Value• ($000)
	Brandywine Realty Trust	6,991,372	33,139
	Paramount Group Inc.	6,632,146	31,503
[1]	Peakstone Realty Trust	1,463,673	21,194
	NET Lease Office Properties	590,278	14,627
	Orion Office REIT Inc.	2,174,470	11,177
	City Office REIT Inc.	1,626,011	8,537
	Franklin Street Properties Corp.	3,360,615	8,267
[1]	Office Properties Income Trust	1,976,303	7,253
*,2	New York REIT Liquidating LLC	1,208	8
			2,520,606
Other (13.1%)[3]
[4,5]	Vanguard Real Estate II Index Fund	404,732,304	8,159,403
Other Specialized REITs (5.2%)
	VICI Properties Inc. Class A	37,895,023	1,141,398
	Iron Mountain Inc.	11,888,410	802,705
	Gaming & Leisure Properties Inc.	10,703,507	488,615
	Lamar Advertising Co. Class A	3,564,881	373,172
	EPR Properties	3,070,449	135,929
	Four Corners Property Trust Inc.	3,694,425	86,487
	Outfront Media Inc.	6,038,151	78,617
	Uniti Group Inc.	9,706,535	51,056
	Safehold Inc.	1,876,448	37,266
[1]	Farmland Partners Inc.	1,891,103	21,218
	Gladstone Land Corp.	1,392,770	19,722
			3,236,185
Retail REITs (11.2%)
	Simon Property Group Inc.	13,328,208	1,847,423
	Realty Income Corp.	33,888,615	1,843,202
	Kimco Realty Corp.	27,361,288	552,698
	Regency Centers Corp.	6,771,211	424,352
	Federal Realty Investment Trust	2,988,406	304,011
	NNN REIT Inc.	7,434,203	299,896
	Brixmor Property Group Inc.	12,245,812	274,796
	Agree Realty Corp.	3,925,306	233,987
	Kite Realty Group Trust	8,933,217	191,171
	Phillips Edison & Co. Inc.	4,787,024	166,158
	Macerich Co.	8,757,350	138,279
	Tanger Inc.	4,285,150	115,270
	SITE Centers Corp.	7,666,423	102,117
	Urban Edge Properties	4,786,384	82,661
	Retail Opportunity Investments Corp.	5,126,739	69,672
	InvenTrust Properties Corp.	2,757,805	68,476

8

Real Estate Index Fund
		Shares	Market Value• ($000)
	Acadia Realty Trust	3,878,481	66,167
	Getty Realty Corp.	1,958,504	54,172
[1]	NETSTREIT Corp.	2,732,679	49,653
	Whitestone REIT	1,915,187	24,744
	Alexander's Inc.	93,992	20,658
	Saul Centers Inc.	538,971	20,621
	CBL & Associates Properties Inc.	460,357	10,763
*,2	Spirit MTA REIT	2,071,263	—
			6,960,947
Self-Storage REITs (5.8%)
	Public Storage	6,446,801	1,825,670
	Extra Space Storage Inc.	8,606,690	1,243,150
	CubeSmart	9,157,913	395,805
	National Storage Affiliates Trust	3,452,126	128,937
			3,593,562
Single-Family Residential REITs (3.9%)
	Invitation Homes Inc.	24,932,285	821,020
	Sun Communities Inc.	5,068,258	635,306
	Equity LifeStyle Properties Inc.	7,209,867	488,036
	American Homes 4 Rent Class A	13,249,307	464,388
	UMH Properties Inc.	2,523,616	38,132
			2,446,882
Telecom Tower REITs (10.6%)
	American Tower Corp.	18,989,374	3,715,271
	Crown Castle Inc.	17,666,470	1,912,396
	SBA Communications Corp. Class A	4,414,676	988,269
			6,615,936
Timber REITs (2.1%)
	Weyerhaeuser Co.	29,771,099	975,599
	Rayonier Inc.	5,736,847	173,826
	PotlatchDeltic Corp.	3,256,769	145,675
			1,295,100
Total Equity Real Estate Investment Trusts (REITs) (Cost $58,240,294)			57,844,576
Real Estate Management & Development (6.6%)
Diversified Real Estate Activities (0.2%)
	St. Joe Co.	1,424,920	78,656
	RMR Group Inc. Class A	637,545	16,633
			95,289
Real Estate Development (0.2%)
*	Howard Hughes Holdings Inc.	1,425,136	114,125
*	Forestar Group Inc.	812,865	25,410
			139,535
Real Estate Operating Companies (0.3%)
	DigitalBridge Group Inc.	6,611,711	129,854
		Shares	Market Value• ($000)
	Kennedy-Wilson Holdings Inc.	4,533,233	47,372
*,1	Seritage Growth Properties Class A	1,483,545	13,575
			190,801
Real Estate Services (5.9%)
*	CoStar Group Inc.	16,633,272	1,388,546
*	CBRE Group Inc. Class A	12,618,205	1,089,077
*	Zillow Group Inc. Class C	6,239,196	354,636
*	Jones Lang LaSalle Inc.	1,940,704	343,621
*	Zillow Group Inc. Class A	2,295,035	126,434
*	Opendoor Technologies Inc.	21,459,707	73,392
*	Cushman & Wakefield plc	6,455,509	67,912
	Newmark Group Inc. Class A	5,880,767	59,690
*	Compass Inc. Class A	14,207,385	48,873
[1]	eXp World Holdings Inc.	3,123,439	38,668
	Marcus & Millichap Inc.	1,014,417	38,639
*,1	Redfin Corp.	4,268,060	34,827
*	Anywhere Real Estate Inc.	4,039,244	28,760
*,1	Offerpad Solutions Inc.	381,467	3,555
*,1	Doma Holdings Inc.	215,562	895
			3,697,525
Total Real Estate Management & Development (Cost $4,818,906)			4,123,150

9

Real Estate Index Fund
	Shares	Market Value• ($000)
Temporary Cash Investments (0.8%)
Money Market Fund (0.8%)
[6,7] Vanguard Market Liquidity Fund, 5.410% (Cost $488,429)	4,885,464	488,498
Total Investments (100.4%) (Cost $63,547,629)		62,456,224
Other Assets and Liabilities—Net (-0.4%)		(247,269)
Net Assets (100%)		62,208,955
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $178,904,000.
2	Security value determined using significant unobservable inputs.
3	“Other” represents securities that are not classified by the fund’s benchmark index.
4	Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
5	Represents a wholly owned subsidiary of the fund. See accompanying financial statements for Vanguard Real Estate II Index Fund's Schedule of Investments.
6	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
7	Collateral of $206,131,000 was received for securities on loan.
REIT—Real Estate Investment Trust.

Derivative Financial Instruments Outstanding as of Period End

Over-the-Counter Total Return Swaps
Reference Entity	Termination Date	Counterparty	Notional Amount ($000)	Floating Interest Rate Received (Paid)[1] (%)	Value and Unrealized Appreciation ($000)	Value and Unrealized (Depreciation) ($000)
Digital Realty Trust Inc.	8/30/24	BANA	50,468	(5.476)	2,440	—
Redfin Corp.	1/31/25	GSI	2,856	(5.323)	—	—
VICI Properties Inc. Class A	8/30/24	BANA	108,392	(5.976)	—	(5,095)
Welltower Inc.	8/30/24	BANA	67,628	(5.476)	—	(3,043)
					2,440	(8,138)
1	Based on USD Overnight Bank Funding Rate as of the most recent reset date. Floating interest payment received/paid monthly.
BANA—Bank of America, N.A.
GSI—Goldman Sachs International.

See accompanying Notes, which are an integral part of the Financial Statements.
10

Real Estate Index Fund
Statement of Assets and Liabilities
As of January 31, 2024

($000s, except shares, footnotes, and per-share amounts)	Amount
Assets
Investments in Securities, at Value[1]
Unaffiliated Issuers (Cost $55,435,308)	53,808,323
Affiliated Issuers (Cost $488,429)	488,498
Vanguard Real Estate II Index Fund (Cost $7,623,892)	8,159,403
Total Investments in Securities	62,456,224
Investment in Vanguard	1,772
Cash	3,260
Cash Collateral Pledged—Over-the-Counter Swap Contracts	3,509
Receivables for Investment Securities Sold	2,862
Receivables for Accrued Income	52,907
Receivables for Capital Shares Issued	329,885
Unrealized Appreciation—Over-the-Counter Swap Contracts	2,440
Total Assets	62,852,859
Liabilities
Payables for Investment Securities Purchased	407,268
Collateral for Securities on Loan	206,131
Payables for Capital Shares Redeemed	19,283
Payables to Vanguard	3,084
Unrealized Depreciation—Over-the-Counter Swap Contracts	8,138
Total Liabilities	643,904
Net Assets	62,208,955
1 Includes $178,904,000 of securities on loan.
11

Real Estate Index Fund
Statement of Assets and Liabilities (continued)
At January 31, 2024, net assets consisted of:
($000s, except shares, footnotes, and per-share amounts)	Amount
Paid-in Capital	67,382,731
Total Distributable Earnings (Loss)	(5,173,776)
Net Assets	62,208,955

Investor Shares—Net Assets
Applicable to 3,099,956 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	86,471
Net Asset Value Per Share—Investor Shares	$27.89

ETF Shares—Net Assets
Applicable to 385,505,685 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	32,358,555
Net Asset Value Per Share—ETF Shares	$83.94

Admiral Shares—Net Assets
Applicable to 167,104,066 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	19,878,937
Net Asset Value Per Share—Admiral Shares	$118.96

Institutional Shares—Net Assets
Applicable to 536,877,804 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	9,884,992
Net Asset Value Per Share—Institutional Shares	$18.41
See accompanying Notes, which are an integral part of the Financial Statements.
12

Real Estate Index Fund
Statement of Operations

Year Ended January 31, 2024
($000)
Investment Income
Income
Dividends—Unaffiliated Issuers	1,703,683
Dividends—Vanguard Real Estate II Index Fund	246,388
Interest—Unaffiliated Issuers	1
Interest—Affiliated Issuers	15,865
Securities Lending—Net	2,187
Total Income	1,968,124
Expenses
The Vanguard Group—Note B
Investment Advisory Services	1,304
Management and Administrative—Investor Shares	228
Management and Administrative—ETF Shares	33,288
Management and Administrative—Admiral Shares	21,025
Management and Administrative—Institutional Shares	8,377
Marketing and Distribution—Investor Shares	6
Marketing and Distribution—ETF Shares	1,489
Marketing and Distribution—Admiral Shares	937
Marketing and Distribution—Institutional Shares	343
Custodian Fees	83
Auditing Fees	40
Shareholders’ Reports—Investor Shares	1
Shareholders’ Reports—ETF Shares	1,287
Shareholders’ Reports—Admiral Shares	355
Shareholders’ Reports—Institutional Shares	158
Trustees’ Fees and Expenses	42
Other Expenses	42
Total Expenses	69,005
Net Investment Income	1,899,119
Realized Net Gain (Loss)
Capital Gain Distributions Received—Unaffiliated Issuers	262,809
Capital Gain Distributions Received—Affiliated Issuers	1
Capital Gain Distributions Received—Vanguard Real Estate II Index Fund	—
Investment Securities Sold—Unaffiliated Issuers[1]	(33,190)
Investment Securities Sold—Affiliated Issuers	105
Investment Securities Sold—Vanguard Real Estate II Index Fund	—
Futures Contracts	99
Swap Contracts	47,246
Realized Net Gain (Loss)	277,070
13

Real Estate Index Fund
Statement of Operations (continued)
Year Ended January 31, 2024
($000)
Change in Unrealized Appreciation (Depreciation)
Investment Securities—Unaffiliated Issuers	(4,566,799)
Investment Securities—Affiliated Issuers	(9)
Investment Securities—Vanguard Real Estate II Index Fund	(558,172)
Swap Contracts	(36,695)
Change in Unrealized Appreciation (Depreciation)	(5,161,675)
Net Increase (Decrease) in Net Assets Resulting from Operations	(2,985,486)
1	Includes $1,592,774,000 of net gain (loss) resulting from in-kind redemptions.
See accompanying Notes, which are an integral part of the Financial Statements.
14

Real Estate Index Fund
Statement of Changes in Net Assets

	Year Ended January 31,
	2024 ($000)	2023 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,899,119	1,757,360
Realized Net Gain (Loss)	277,070	2,948,495
Change in Unrealized Appreciation (Depreciation)	(5,161,675)	(14,507,077)
Net Increase (Decrease) in Net Assets Resulting from Operations	(2,985,486)	(9,801,222)
Distributions
Net Investment Income and/or Realized Capital Gains
Investor Shares	(2,871)	(3,184)
ETF Shares	(1,004,365)	(893,338)
Admiral Shares	(620,267)	(518,210)
Institutional Shares	(301,203)	(253,055)
Return of Capital
Investor Shares	(994)	(1,590)
ETF Shares	(347,576)	(446,081)
Admiral Shares	(214,652)	(258,764)
Institutional Shares	(104,235)	(126,361)
Total Distributions	(2,596,163)	(2,500,583)
Capital Share Transactions
Investor Shares	(30,815)	(41,427)
ETF Shares	(1,415,940)	(3,046,898)
Admiral Shares	(516,200)	34,532
Institutional Shares	80,493	306,763
Net Increase (Decrease) from Capital Share Transactions	(1,882,462)	(2,747,030)
Total Increase (Decrease)	(7,464,111)	(15,048,835)
Net Assets
Beginning of Period	69,673,066	84,721,901
End of Period	62,208,955	69,673,066
See accompanying Notes, which are an integral part of the Financial Statements.
15

Real Estate Index Fund
Financial Highlights
Investor Shares
For a Share Outstanding Throughout Each Period	Year Ended January 31,
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Period	$30.26	$35.37	$28.23	$31.21	$27.69
Investment Operations
Net Investment Income[1]	.787	.684	.602	.586	.719
Net Realized and Unrealized Gain (Loss) on Investments	(2.036)	(4.766)	7.475	(2.498)	3.801
Total from Investment Operations	(1.249)	(4.082)	8.077	(1.912)	4.520
Distributions
Dividends from Net Investment Income	(.833)	(.686)	(.620)	(.624)	(.752)
Distributions from Realized Capital Gains	—	—	—	—	—
Return of Capital	(.288)	(.342)	(.317)	(.444)	(.248)
Total Distributions	(1.121)	(1.028)	(.937)	(1.068)	(1.000)
Net Asset Value, End of Period	$27.89	$30.26	$35.37	$28.23	$31.21
Total Return[2]	-3.91%	-11.39%	28.73%	-5.88%	16.59%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$86	$127	$196	$188	$243
Ratio of Total Expenses to Average Net Assets	0.26%	0.26%[3]	0.26%	0.26%	0.26%
Acquired Fund Fees and Expenses[4]	0.01%	—	—	—	—
Ratio of Net Investment Income to Average Net Assets	2.87%	2.18%	1.77%	2.18%	2.48%
Portfolio Turnover Rate[5]	9%	7%	7%	8%	6%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.25%.
4	For the fiscal year ended January 31, 2023, and for each prior period, the acquired fund fees and expenses were less than 0.01%.
5	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.
See accompanying Notes, which are an integral part of the Financial Statements.
16

Real Estate Index Fund
Financial Highlights
ETF Shares
For a Share Outstanding Throughout Each Period	Year Ended January 31,
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Period	$91.06	$106.44	$84.96	$93.93	$83.36
Investment Operations
Net Investment Income[1]	2.527	2.240	1.960	1.889	2.335
Net Realized and Unrealized Gain (Loss) on Investments	(6.154)	(14.394)	22.486	(7.525)	11.379
Total from Investment Operations	(3.627)	(12.154)	24.446	(5.636)	13.714
Distributions
Dividends from Net Investment Income	(2.595)	(2.152)	(1.943)	(1.947)	(2.364)
Distributions from Realized Capital Gains	—	—	—	—	—
Return of Capital	(.898)	(1.074)	(1.023)	(1.387)	(.780)
Total Distributions	(3.493)	(3.226)	(2.966)	(3.334)	(3.144)
Net Asset Value, End of Period	$83.94	$91.06	$106.44	$84.96	$93.93
Total Return	-3.81%	-11.25%	28.88%	-5.80%	16.70%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$32,359	$36,825	$46,673	$32,064	$37,682
Ratio of Total Expenses to Average Net Assets	0.12%	0.12%[2]	0.12%	0.12%	0.12%
Acquired Fund Fees and Expenses[3]	0.01%	—	—	—	—
Ratio of Net Investment Income to Average Net Assets	3.07%	2.38%	1.90%	2.33%	2.60%
Portfolio Turnover Rate[4]	9%	7%	7%	8%	6%
1	Calculated based on average shares outstanding.
2	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.12%.
3	For the fiscal year ended January 31, 2023, and for each prior period, the acquired fund fees and expenses were less than 0.01%.
4	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.
See accompanying Notes, which are an integral part of the Financial Statements.
17

Real Estate Index Fund
Financial Highlights
Admiral Shares
For a Share Outstanding Throughout Each Period	Year Ended January 31,
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Period	$129.05	$150.85	$120.40	$133.12	$118.14
Investment Operations
Net Investment Income[1]	3.613	3.201	2.761	2.677	3.315
Net Realized and Unrealized Gain (Loss) on Investments	(8.752)	(20.428)	31.890	(10.672)	16.121
Total from Investment Operations	(5.139)	(17.227)	34.651	(7.995)	19.436
Distributions
Dividends from Net Investment Income	(3.678)	(3.050)	(2.770)	(2.759)	(3.350)
Distributions from Realized Capital Gains	—	—	—	—	—
Return of Capital	(1.273)	(1.523)	(1.431)	(1.966)	(1.106)
Total Distributions	(4.951)	(4.573)	(4.201)	(4.725)	(4.456)
Net Asset Value, End of Period	$118.96	$129.05	$150.85	$120.40	$133.12
Total Return[2]	-3.75%	-11.26%	28.91%	-5.74%	16.73%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$19,879	$22,110	$25,764	$19,702	$23,274
Ratio of Total Expenses to Average Net Assets	0.12%	0.12%[3]	0.12%	0.12%	0.12%
Acquired Fund Fees and Expenses[4]	0.01%	—	—	—	—
Ratio of Net Investment Income to Average Net Assets	3.10%	2.41%	1.90%	2.33%	2.60%
Portfolio Turnover Rate[5]	9%	7%	7%	8%	6%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.12%.
4	For the fiscal year ended January 31, 2023, and for each prior period, the acquired fund fees and expenses were less than 0.01%.
5	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.
See accompanying Notes, which are an integral part of the Financial Statements.
18

Real Estate Index Fund
Financial Highlights
Institutional Shares
For a Share Outstanding Throughout Each Period	Year Ended January 31,
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Period	$19.97	$23.35	$18.64	$20.60	$18.28
Investment Operations
Net Investment Income[1]	.565	.500	.432	.421	.518
Net Realized and Unrealized Gain (Loss) on Investments	(1.355)	(3.168)	4.933	(1.646)	2.496
Total from Investment Operations	(.790)	(2.668)	5.365	(1.225)	3.014
Distributions
Dividends from Net Investment Income	(.572)	(.475)	(.432)	(.429)	(.522)
Distributions from Realized Capital Gains	—	—	—	—	—
Return of Capital	(.198)	(.237)	(.223)	(.306)	(.172)
Total Distributions	(.770)	(.712)	(.655)	(.735)	(.694)
Net Asset Value, End of Period	$18.41	$19.97	$23.35	$18.64	$20.60
Total Return	-3.73%	-11.27%	28.91%	-5.68%	16.77%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$9,885	$10,610	$12,089	$9,478	$10,027
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%[2]	0.10%	0.10%	0.10%
Acquired Fund Fees and Expenses[3]	0.01%	—	—	—	—
Ratio of Net Investment Income to Average Net Assets	3.13%	2.43%	1.92%	2.37%	2.63%
Portfolio Turnover Rate[4]	9%	7%	7%	8%	6%
1	Calculated based on average shares outstanding.
2	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.10%.
3	For the fiscal year ended January 31, 2023, and for each prior period, the acquired fund fees and expenses were less than 0.01%.
4	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.
See accompanying Notes, which are an integral part of the Financial Statements.
19

Real Estate Index Fund
Notes to Financial Statements
Vanguard Real Estate Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers four classes of shares: Investor Shares, ETF Shares, Admiral Shares, and Institutional Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.
As a part of its principal investment strategy, the fund attempts to replicate its benchmark index by investing all, or substantially all, of its assets—either directly or indirectly through a wholly owned subsidiary—in the stocks that make up the index. Vanguard Real Estate II Index Fund (“the Subsidiary”) is the wholly owned subsidiary in which the fund has invested a portion of its assets. Expenses of the Subsidiary are reflected in the Acquired Fund Fees and Expenses in the Financial Highlights. For additional financial information about the Subsidiary, refer to the accompanying financial statements.
A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund's pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees. Investments in affiliated Vanguard funds are valued at that fund's net asset value. Other temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.
2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in
20

Real Estate Index Fund
the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended January 31, 2024, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period. The fund had no open futures contracts at January 31, 2024.
3. Swap Contracts: The fund has entered into equity swap contracts to earn the total return on selected reference stocks or indexes in the fund’s target index. Under the terms of the swaps, the fund receives the total return on the referenced stock (i.e., receiving the increase or paying the decrease in value of the selected reference stock and receiving the equivalent of any dividends in respect of the selected referenced stock) over a specified period of time, applied to a notional amount that represents the value of a designated number of shares of the selected reference stock at the beginning of the equity swap contract. The fund also pays a floating rate that is based on short-term interest rates, applied to the notional amount. At the same time, the fund generally invests an amount approximating the notional amount of the swap in high-quality temporary cash investments.
A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund's net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
The notional amounts of swap contracts are not recorded in the Statement of Assets and Liabilities. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until periodic payments are made or the termination of the swap, at which time realized gain (loss) is recorded.
During the year ended January 31, 2024, the fund’s average amounts of investments in total return swaps represented 1% of net assets, based on the average of notional amounts at each quarter-end during the period.
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Real Estate Index Fund
4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
5. Distributions: Distributions to shareholders are recorded on the ex-dividend date. The portion of distributions that exceed a fund's current and accumulated earnings and profits, as measured on a tax basis, constitute a non-taxable return of capital. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
6. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
7. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
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Real Estate Index Fund
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended January 31, 2024, the fund did not utilize the credit facilities or the Interfund Lending Program.
8. Other: Distributions received from investment securities are recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Each investment security reports annually the tax character of its distributions. Dividend income, capital gain distributions received, and unrealized appreciation (depreciation) reflect the amounts of taxable income, capital gain, and return of capital reported by the REITs, and management’s estimates of such amounts for REIT distributions for which actual information has not been reported. Income, capital gain, and return of capital distributions received from affiliated Vanguard funds are recorded on ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At January 31, 2024, the fund had contributed to Vanguard capital in the amount of $1,772,000, representing less than 0.01% of the fund’s net assets and 0.71% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
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Real Estate Index Fund
C.  Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund's investments and derivatives as of January 31, 2024, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks	61,967,718	—	8	61,967,726
Temporary Cash Investments	488,498	—	—	488,498
Total	62,456,216	—	8	62,456,224

Derivative Financial Instruments
Assets
Swap Contracts	—	2,440	—	2,440
Liabilities
Swap Contracts	—	8,138	—	8,138
D.  Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for applicable in-kind redemptions and swap agreements were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	1,596,236
Total Distributable Earnings (Loss)	(1,596,236)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to capital loss carryforwards; the deferral of losses from wash sales; the deferral of income from real estate investment trusts; and the recognition of unrealized
24

Real Estate Index Fund
gains or losses from certain derivative contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	—
Undistributed Long-Term Gains	—
Net Unrealized Gains (Losses)	(1,361,819)
Capital Loss Carryforwards	(3,972,566)
Qualified Late-Year Losses	—
Other Temporary Differences	160,609
Total	(5,173,776)
The tax character of distributions paid was as follows:
	Year Ended January 31,
	2024 Amount ($000)	2023 Amount ($000)
Ordinary Income*	1,928,706	1,667,787
Long-Term Capital Gains	—	—
Return of Capital	667,457	832,796
Total	2,596,163	2,500,583
*	Includes short-term capital gains, if any.
As of January 31, 2024, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	63,818,043
Gross Unrealized Appreciation	7,425,022
Gross Unrealized Depreciation	(8,786,841)
Net Unrealized Appreciation (Depreciation)	(1,361,819)
E.  During the year ended January 31, 2024, the fund purchased $10,445,905,000 of investment securities and sold $12,255,897,000 of investment securities, other than temporary cash investments. Purchases and sales include $4,810,130,000 and $6,625,874,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.
The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended January 31, 2024, such purchases were $0 and sales were $39,253,000, resulting in net realized loss of $9,789,000; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.
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Real Estate Index Fund
F.  Capital share transactions for each class of shares were:
	Year Ended January 31,
	2024		2023
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
Investor Shares
Issued	7,901	286	12,156	378
Issued in Lieu of Cash Distributions	3,865	145	4,774	163
Redeemed	(42,581)	(1,536)	(58,357)	(1,875)
Net Increase (Decrease)—Investor Shares	(30,815)	(1,105)	(41,427)	(1,334)
ETF Shares
Issued	5,219,768	62,577	6,166,911	65,225
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(6,635,708)	(81,500)	(9,213,809)	(99,300)
Net Increase (Decrease)—ETF Shares	(1,415,940)	(18,923)	(3,046,898)	(34,075)
Admiral Shares
Issued	2,321,785	19,988	2,666,411	20,054
Issued in Lieu of Cash Distributions	735,078	6,445	682,639	5,494
Redeemed	(3,573,063)	(30,661)	(3,314,518)	(25,007)
Net Increase (Decrease)—Admiral Shares	(516,200)	(4,228)	34,532	541
Institutional Shares
Issued	1,713,612	95,042	2,009,244	97,409
Issued in Lieu of Cash Distributions	384,847	21,798	357,630	18,606
Redeemed	(2,017,966)	(111,179)	(2,060,111)	(102,593)
Net Increase (Decrease)—Institutional Shares	80,493	5,661	306,763	13,422
G.  Transactions during the period in investments where the issuer is another member of The Vanguard Group were as follows:
		Current Period Transactions
	Jan. 31, 2023 Market Value ($000)	Purchases at Cost ($000)	Proceeds from Securities Sold[1] ($000)	Realized Net Gain (Loss) ($000)	Change in Unrealized App. (Dep.) ($000)	Income ($000)	Capital Gain Distributions Received ($000)	Jan. 31, 2024 Market Value ($000)
Vanguard Market Liquidity Fund	399,890	NA2	NA2	105	(9)	15,865	1	488,498
Vanguard Real Estate II Index Fund	8,471,187	332,462	—	—	(558,172)	246,388	—	8,159,403
Total	8,871,077	332,462	—	105	(558,181)	262,253	1	8,647,901
1	Does not include adjustments related to return of capital.
2	Not applicable—purchases and sales are for temporary cash investment purposes.
26

Real Estate Index Fund
H.  Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia’s invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund’s investments and fund performance.
To the extent the fund’s investment portfolio reflects concentration in a particular market, industry, sector, country or asset class, the fund may be adversely affected by the performance of these concentrations and may be subject to increased price volatility and other risks.
The use of derivatives may expose the fund to various risks. Derivatives can be highly volatile, and any initial investment is generally small relative to the notional amount so that transactions may be leveraged in terms of market exposure. A relatively small market movement may have a potentially larger impact on derivatives than on standard securities. Leveraged derivatives positions can, therefore, increase volatility. Additional information regarding the fund’s use of derivative(s) and the specific risks associated is described under significant accounting policies.
I.  Management has determined that no events or transactions occurred subsequent to January 31, 2024, that would require recognition or disclosure in these financial statements.
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Real Estate II Index Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: September 26, 2017, Through January 31, 2024
Initial Investment of $100,000,000
	Average Annual Total Returns Periods Ended January 31, 2024
	One Year	Five Years	Since Inception (9/26/2017)	Final Value of a $100,000,000 Investment
Real Estate II Index Fund	-3.68%	3.96%	4.14%	$129,343,260
Real Estate Spliced Index	-3.62	4.02	4.20	129,880,850
Dow Jones U.S. Total Stock Market Float Adjusted Index	19.14	13.41	12.17	207,351,750
Real Estate Spliced Index: MSCI US REIT Index through February 1, 2018; MSCI US Investable Market Real Estate 25/50 Transition Index through July 24, 2018; MSCI US Investable Market Real Estate 25/50 Index thereafter.
"Since Inception" performance is calculated from the fund's inception date for both the fund and its comparative standard(s).
See Financial Highlights for dividend and capital gains information.
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Real Estate II Index Fund
Fund Allocation
As of January 31, 2024
Data Center REITs	9.1%
Diversified Real Estate Activities	0.2
Diversified REITs	2.1
Health Care REITs	7.8
Hotel & Resort REITs	2.8
Industrial REITs	12.7
Multi-Family Residential REITs	8.4
Office REITs	4.7
Other Specialized REITs	6.2
Real Estate Development	0.2
Real Estate Operating Companies	0.3
Real Estate Services	6.9
Retail REITs	12.7
Self-Storage REITs	6.7
Single-Family Residential REITs	4.5
Telecom Tower REITs	12.3
Timber REITs	2.4
The table reflects the fund’s investments, except for short-term investments and derivatives. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.
The fund may invest in derivatives (such as futures and swap contracts) for various reasons, including, but not limited to, attempting to remain fully invested and tracking its target index as closely as possible.
The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
29

Real Estate II Index Fund
Financial Statements
Schedule of Investments
As of January 31, 2024
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Equity Real Estate Investment Trusts (REITs) (92.1%)
Data Center REITs (9.1%)
	Equinix Inc.	594,309	493,140
	Digital Realty Trust Inc.	1,922,801	270,076
			763,216
Diversified REITs (2.1%)
	WP Carey Inc.	1,358,638	84,181
	Essential Properties Realty Trust Inc.	990,790	24,680
	Broadstone Net Lease Inc.	1,189,585	19,117
	Global Net Lease Inc.	1,242,289	10,497
	Empire State Realty Trust Inc. Class A	864,313	8,228
	Alexander & Baldwin Inc.	461,700	7,997
	American Assets Trust Inc.	308,464	6,919
	Armada Hoffler Properties Inc.	431,661	5,163
	Gladstone Commercial Corp.	253,246	3,247
	One Liberty Properties Inc.	108,677	2,200
[1]	NexPoint Diversified Real Estate Trust	204,132	1,408
			173,637
Health Care REITs (7.7%)
	Welltower Inc.	3,294,935	285,045
	Ventas Inc.	2,556,225	118,583
	Healthpeak Properties Inc.	3,476,743	64,320
	Omega Healthcare Investors Inc.	1,555,050	45,096
	Healthcare Realty Trust Inc. Class A	2,418,877	38,968
	Sabra Health Care REIT Inc.	1,468,745	19,593
	Physicians Realty Trust	1,514,162	18,533
	National Health Investors Inc.	275,622	14,658
	CareTrust REIT Inc.	632,005	13,222
[1]	Medical Properties Trust Inc.	3,800,035	11,780
	LTC Properties Inc.	263,283	8,206
	Shares	Market Value• ($000)
Community Healthcare Trust Inc.	160,396	4,105
Global Medical REIT Inc.	394,653	3,990
Universal Health Realty Income Trust	83,126	3,309
Diversified Healthcare Trust	1,067,117	3,063
		652,471
Hotel & Resort REITs (2.8%)
Host Hotels & Resorts Inc.	4,519,151	86,858
Ryman Hospitality Properties Inc.	360,206	39,587
Apple Hospitality REIT Inc.	1,380,435	22,170
Park Hotels & Resorts Inc.	969,947	14,627
Sunstone Hotel Investors Inc.	1,250,828	13,346
DiamondRock Hospitality Co.	1,330,993	12,165
Pebblebrook Hotel Trust	765,411	11,650
RLJ Lodging Trust	1,000,343	11,584
Xenia Hotels & Resorts Inc.	680,077	9,065
Service Properties Trust	1,051,769	8,130
Summit Hotel Properties Inc.	684,283	4,434
Chatham Lodging Trust	309,965	3,255
		236,871
Industrial REITs (12.7%)
Prologis Inc.	5,868,325	743,458
Rexford Industrial Realty Inc.	1,309,034	68,842
EastGroup Properties Inc.	288,309	51,155
Americold Realty Trust Inc.	1,716,260	47,197
First Industrial Realty Trust Inc.	839,886	43,271
STAG Industrial Inc.	1,140,961	42,147
Terreno Realty Corp.	532,874	31,829
LXP Industrial Trust	1,857,442	16,884
Innovative Industrial Properties Inc.	178,185	16,612
30

Real Estate II Index Fund
		Shares	Market Value• ($000)
	Plymouth Industrial REIT Inc.	252,863	5,598
	Industrial Logistics Properties Trust	356,192	1,418
			1,068,411
Multi-Family Residential REITs (8.4%)
	AvalonBay Communities Inc.	902,223	161,507
	Equity Residential	2,287,677	137,695
	Essex Property Trust Inc.	407,610	95,083
	Mid-America Apartment Communities Inc.	740,993	93,647
	UDR Inc.	1,987,824	71,601
	Camden Property Trust	678,061	63,629
	Apartment Income REIT Corp. Class A	947,655	30,979
	Independence Realty Trust Inc.	1,427,196	20,966
	Elme Communities	558,517	8,087
	Veris Residential Inc.	468,438	7,144
*	Apartment Investment & Management Co. Class A	844,769	6,277
	Centerspace	94,967	5,200
	NexPoint Residential Trust Inc.	146,857	4,487
			706,302
Office REITs (4.7%)
	Alexandria Real Estate Equities Inc.	1,044,306	126,256
	Boston Properties Inc.	947,054	62,979
	Vornado Realty Trust	1,028,545	27,966
	Kilroy Realty Corp.	706,979	25,281
	Cousins Properties Inc.	964,039	22,086
[1]	SL Green Realty Corp.	408,873	18,379
	COPT Defense Properties	714,590	16,836
	Highwoods Properties Inc.	671,021	15,413
	Douglas Emmett Inc.	1,058,911	14,348
	Equity Commonwealth	696,431	13,309
	JBG SMITH Properties	624,163	9,987
	Easterly Government Properties Inc. Class A	593,094	7,283
	Hudson Pacific Properties Inc.	805,447	6,597
	Piedmont Office Realty Trust Inc. Class A	785,430	5,341
	Brandywine Realty Trust	1,092,599	5,179
	Paramount Group Inc.	1,034,880	4,916
[1]	Peakstone Realty Trust	228,849	3,314
	NET Lease Office Properties	91,309	2,263
	Orion Office REIT Inc.	340,988	1,753
	City Office REIT Inc.	254,132	1,334
		Shares	Market Value• ($000)
	Franklin Street Properties Corp.	522,527	1,285
	Office Properties Income Trust	307,574	1,129
			393,234
Other Specialized REITs (6.2%)
	VICI Properties Inc. Class A	6,438,025	193,913
	Iron Mountain Inc.	1,854,093	125,188
	Gaming & Leisure Properties Inc.	1,667,918	76,140
	Lamar Advertising Co. Class A	555,924	58,194
	EPR Properties	478,333	21,176
	Four Corners Property Trust Inc.	574,969	13,460
	Outfront Media Inc.	942,960	12,277
	Uniti Group Inc.	1,515,737	7,973
	Safehold Inc.	293,216	5,823
[1]	Farmland Partners Inc.	293,811	3,297
	Gladstone Land Corp.	215,507	3,052
			520,493
Retail REITs (12.7%)
	Simon Property Group Inc.	2,078,411	288,089
	Realty Income Corp.	4,982,369	270,991
	Kimco Realty Corp.	4,268,536	86,224
	Regency Centers Corp.	1,055,363	66,140
	Federal Realty Investment Trust	465,941	47,400
	NNN REIT Inc.	1,158,405	46,730
	Brixmor Property Group Inc.	1,908,888	42,835
	Agree Realty Corp.	611,353	36,443
	Kite Realty Group Trust	1,393,341	29,818
	Phillips Edison & Co. Inc.	745,515	25,877
	Macerich Co.	1,366,917	21,584
	Tanger Inc.	667,932	17,967
	SITE Centers Corp.	1,195,719	15,927
	Urban Edge Properties	747,710	12,913
	Retail Opportunity Investments Corp.	800,153	10,874
	InvenTrust Properties Corp.	429,123	10,655
	Acadia Realty Trust	605,355	10,327
	Getty Realty Corp.	305,149	8,440
	NETSTREIT Corp.	425,554	7,732
	Whitestone REIT	299,339	3,868
	Alexander's Inc.	14,612	3,212
	Saul Centers Inc.	83,545	3,196
[1]	CBL & Associates Properties Inc.	71,303	1,667
*,2	Spirit MTA REIT	257,871	—
			1,068,909
Self-Storage REITs (6.6%)
	Public Storage	1,005,175	284,655
	Extra Space Storage Inc.	1,342,057	193,847

31

Real Estate II Index Fund
		Shares	Market Value• ($000)
	CubeSmart	1,427,647	61,703
	National Storage Affiliates Trust	538,490	20,113
			560,318
Single-Family Residential REITs (4.5%)
	Invitation Homes Inc.	3,887,859	128,027
	Sun Communities Inc.	790,210	99,053
	Equity LifeStyle Properties Inc.	1,123,824	76,072
	American Homes 4 Rent Class A	2,065,414	72,393
	UMH Properties Inc.	394,791	5,965
			381,510
Telecom Tower REITs (12.2%)
	American Tower Corp.	2,960,968	579,313
	Crown Castle Inc.	2,754,766	298,203
	SBA Communications Corp. Class A	688,482	154,124
			1,031,640
Timber REITs (2.4%)
	Weyerhaeuser Co.	4,641,939	152,116
	Rayonier Inc.	894,808	27,113
	PotlatchDeltic Corp.	507,555	22,703
			201,932
Total Equity Real Estate Investment Trusts (REITs) (Cost $7,075,007)			7,758,944
Real Estate Management & Development (7.6%)
Diversified Real Estate Activities (0.2%)
	St. Joe Co.	222,290	12,270
	RMR Group Inc. Class A	99,368	2,593
			14,863
Real Estate Development (0.3%)
*	Howard Hughes Holdings Inc.	222,748	17,838
*	Forestar Group Inc.	126,457	3,953
			21,791
Real Estate Operating Companies (0.3%)
	DigitalBridge Group Inc.	1,032,239	20,273
	Kennedy-Wilson Holdings Inc.	708,197	7,401
*	Seritage Growth Properties Class A	231,116	2,115
			29,789
Real Estate Services (6.8%)
*	CoStar Group Inc.	2,593,881	216,537
		Shares	Market Value• ($000)
*	CBRE Group Inc. Class A	1,968,514	169,902
*	Zillow Group Inc. Class C	971,603	55,226
*	Jones Lang LaSalle Inc.	302,799	53,614
*	Zillow Group Inc. Class A	359,535	19,807
*	Opendoor Technologies Inc.	3,349,456	11,455
*	Cushman & Wakefield plc	1,009,647	10,621
	Newmark Group Inc. Class A	919,264	9,331
*	Compass Inc. Class A	2,222,372	7,645
[1]	eXp World Holdings Inc.	488,366	6,046
	Marcus & Millichap Inc.	158,687	6,044
*	Redfin Corp.	723,745	5,906
*	Anywhere Real Estate Inc.	631,362	4,495
*,1	Offerpad Solutions Inc.	59,854	558
*	Doma Holdings Inc.	33,504	139
			577,326
Total Real Estate Management & Development (Cost $703,015)			643,769
Temporary Cash Investments (0.5%)
Money Market Fund (0.5%)
[3,4]	Vanguard Market Liquidity Fund, 5.410% (Cost $43,204)	432,117	43,208
Total Investments (100.2%) (Cost $7,821,226)			8,445,921
Other Assets and Liabilities—Net (-0.2%)			(20,057)
Net Assets (100%)			8,425,864
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $14,243,000.
2	Security value determined using significant unobservable inputs.
3	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4	Collateral of $17,105,000 was received for securities on loan.
REIT—Real Estate Investment Trust.

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Real Estate II Index Fund

Derivative Financial Instruments Outstanding as of Period End

Over-the-Counter Total Return Swaps
Reference Entity	Termination Date	Counterparty	Notional Amount ($000)	Floating Interest Rate Received (Paid)[1] (%)	Value and Unrealized Appreciation ($000)	Value and Unrealized (Depreciation) ($000)
Park Hotels & Resorts Inc.	1/31/25	GSI	6,032	(5.323)	—	—
Realty Income Corp.	8/30/24	BANA	17,226	(5.426)	—	(830)
					—	(830)
1	Based on USD Overnight Bank Funding Rate as of the most recent reset date. Floating interest payment received/paid monthly.
BANA—Bank of America, N.A.
GSI—Goldman Sachs International.

See accompanying Notes, which are an integral part of the Financial Statements.
33

Real Estate II Index Fund
Statement of Assets and Liabilities
As of January 31, 2024

($000s, except shares, footnotes, and per-share amounts)	Amount
Assets
Investments in Securities, at Value[1]
Unaffiliated Issuers (Cost $7,778,022)	8,402,713
Affiliated Issuers (Cost $43,204)	43,208
Total Investments in Securities	8,445,921
Investment in Vanguard	281
Cash Collateral Pledged—Over-the-Counter Swap Contracts	970
Receivables for Accrued Income	8,161
Receivables for Capital Shares Issued	377
Total Assets	8,455,710
Liabilities
Due to Custodian	156
Payables for Investment Securities Purchased	11,447
Collateral for Securities on Loan	17,105
Payables for Capital Shares Redeemed	7
Payables to Vanguard	301
Unrealized Depreciation—Over-the-Counter Swap Contracts	830
Total Liabilities	29,846
Net Assets	8,425,864
1 Includes $14,243,000 of securities on loan.
At January 31, 2024, net assets consisted of:

Paid-in Capital	7,891,750
Total Distributable Earnings (Loss)	534,114
Net Assets	8,425,864

Net Assets
Applicable to 418,019,455 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	8,425,864
Net Asset Value Per Share	$20.16
See accompanying Notes, which are an integral part of the Financial Statements.
34

Real Estate II Index Fund
Statement of Operations

Year Ended January 31, 2024
($000)
Investment Income
Income
Dividends	258,812
Interest[1]	451
Securities Lending—Net	300
Total Income	259,563
Expenses
The Vanguard Group—Note B
Investment Advisory Services	160
Management and Administrative	5,874
Marketing and Distribution	132
Custodian Fees	207
Auditing Fees	40
Shareholders’ Reports	17
Trustees’ Fees and Expenses	6
Other Expenses	20
Total Expenses	6,456
Net Investment Income	253,107
Realized Net Gain (Loss)
Capital Gain Distributions Received	38,730
Investment Securities Sold[1]	(115,624)
Futures Contracts	14
Swap Contracts	1,826
Realized Net Gain (Loss)	(75,054)
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	(496,060)
Swap Contracts	(830)
Change in Unrealized Appreciation (Depreciation)	(496,890)
Net Increase (Decrease) in Net Assets Resulting from Operations	(318,837)
1	Interest income, realized net gain (loss), capital gain distributions received, and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $451,000, ($1,000), less than $1,000, and $2,000, respectively. Purchases and sales are for temporary cash investment purposes.
See accompanying Notes, which are an integral part of the Financial Statements.
35

Real Estate II Index Fund
Statement of Changes in Net Assets

	Year Ended January 31,
	2024 ($000)	2023 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	253,107	211,725
Realized Net Gain (Loss)	(75,054)	70,280
Change in Unrealized Appreciation (Depreciation)	(496,890)	(1,336,365)
Net Increase (Decrease) in Net Assets Resulting from Operations	(318,837)	(1,054,360)
Distributions
Net Investment Income and/or Realized Capital Gains	(254,199)	(291,773)
Return of Capital	(88,901)	(48,996)
Total Distributions	(343,100)	(340,769)
Capital Share Transactions
Issued	70,851	203,267
Issued in Lieu of Cash Distributions	343,100	340,769
Redeemed	(15,985)	(1,113)
Net Increase (Decrease) from Capital Share Transactions	397,966	542,923
Total Increase (Decrease)	(263,971)	(852,206)
Net Assets
Beginning of Period	8,689,835	9,542,041
End of Period	8,425,864	8,689,835
See accompanying Notes, which are an integral part of the Financial Statements.
36

Real Estate II Index Fund
Financial Highlights
For a Share Outstanding Throughout Each Period	Year Ended January 31,
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Period	$21.86	$25.69	$20.50	$22.64	$20.10
Investment Operations
Net Investment Income[1]	.620	.558	.484	.471	.571
Net Realized and Unrealized Gain (Loss) on Investments	(1.476)	(3.493)	5.427	(1.808)	2.752
Total from Investment Operations	(.856)	(2.935)	5.911	(1.337)	3.323
Distributions
Dividends from Net Investment Income	(.625)	(.528)	(.477)	(.465)	(.590)
Distributions from Realized Capital Gains	—	(.238)	(.034)	—	—
Return of Capital	(.219)	(.129)	(.210)	(.338)	(.193)
Total Distributions	(.844)	(.895)	(.721)	(.803)	(.783)
Net Asset Value, End of Period	$20.16	$21.86	$25.69	$20.50	$22.64
Total Return	-3.68%	-11.23%	28.96%	-5.70%	16.78%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$8,426	$8,690	$9,542	$7,400	$7,848
Ratio of Total Expenses to Average Net Assets	0.08%	0.08%[2]	0.08%	0.08%	0.08%
Ratio of Net Investment Income to Average Net Assets	3.14%	2.47%	1.95%	2.41%	2.63%
Portfolio Turnover Rate	6%	5%[3]	6%	4%	3%
1	Calculated based on average shares outstanding.
2	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.08%.
3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.
See accompanying Notes, which are an integral part of the Financial Statements.
37

Real Estate II Index Fund
Notes to Financial Statements
Vanguard Real Estate II Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund is a wholly owned subsidiary of Vanguard Real Estate Index Fund (“Real Estate Index Fund”), and at January 31, 2024, the Real Estate Index Fund was the record and beneficial owner of 96.8% of the fund’s net assets. As part of the Real Estate Index Fund’s principal investment strategy, it attempts to replicate the benchmark index by investing all, or substantially all, of its assets—either directly or indirectly through the fund—in the stocks that make up the index.
A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund's pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended January 31, 2024, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period. The fund had no open futures contracts at January 31, 2024.
38

Real Estate II Index Fund
3. Swap Contracts: The fund has entered into equity swap contracts to earn the total return on selected reference stocks or indexes in the fund’s target index. Under the terms of the swaps, the fund receives the total return on the referenced stock (i.e., receiving the increase or paying the decrease in value of the selected reference stock and receiving the equivalent of any dividends in respect of the selected referenced stock) over a specified period of time, applied to a notional amount that represents the value of a designated number of shares of the selected reference stock at the beginning of the equity swap contract. The fund also pays a floating rate that is based on short-term interest rates, applied to the notional amount. At the same time, the fund generally invests an amount approximating the notional amount of the swap in high-quality temporary cash investments.
A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund's net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
The notional amounts of swap contracts are not recorded in the Statement of Assets and Liabilities. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until periodic payments are made or the termination of the swap, at which time realized gain (loss) is recorded.
During the year ended January 31, 2024, the fund’s average amounts of investments in total return swaps represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period.
4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
39

Real Estate II Index Fund
5. Distributions: Distributions to shareholders are recorded on the ex-dividend date. The portion of distributions that exceed a fund's current and accumulated earnings and profits, as measured on a tax basis, constitute a non-taxable return of capital. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
6. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
7. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the
40

Real Estate II Index Fund
conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended January 31, 2024, the fund did not utilize the credit facilities or the Interfund Lending Program.
8. Other: Distributions received from investment securities are recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Each investment security reports annually the tax character of its distributions. Dividend income, capital gain distributions received, and unrealized appreciation (depreciation) reflect the amounts of taxable income, capital gain, and return of capital reported by the REITs, and management’s estimates of such amounts for REIT distributions for which actual information has not been reported. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
B.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At January 31, 2024, the fund had contributed to Vanguard capital in the amount of $281,000, representing less than 0.01% of the fund’s net assets and 0.11% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.  Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
41

Real Estate II Index Fund
The following table summarizes the market value of the fund's investments and derivatives as of January 31, 2024, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks	8,402,713	—	—	8,402,713
Temporary Cash Investments	43,208	—	—	43,208
Total	8,445,921	—	—	8,445,921

Derivative Financial Instruments
Liabilities
Swap Contracts	—	830	—	830
D.  Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for applicable swap agreements were reclassified between the individual components of total distributable earnings (loss).
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to capital loss carryforwards; the deferral of losses from wash sales; the deferral of income from real estate investment trusts; and the recognition of unrealized gains or losses from certain derivative contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	—
Undistributed Long-Term Gains	—
Net Unrealized Gains (Losses)	567,667
Capital Loss Carryforwards	(59,114)
Qualified Late-Year Losses	—
Other Temporary Differences	25,561
Total	534,114
42

Real Estate II Index Fund
The tax character of distributions paid was as follows:
	Year Ended January 31,
	2024 Amount ($000)	2023 Amount ($000)
Ordinary Income*	254,199	198,902
Long-Term Capital Gains	—	92,871
Return of Capital	88,901	48,996
Total	343,100	340,769
*	Includes short-term capital gains, if any.
As of January 31, 2024, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	7,878,254
Gross Unrealized Appreciation	1,664,309
Gross Unrealized Depreciation	(1,096,642)
Net Unrealized Appreciation (Depreciation)	567,667
E.  During the year ended January 31, 2024, the fund purchased $833,639,000 of investment securities and sold $465,083,000 of investment securities, other than temporary cash investments.
The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended January 31, 2024, such purchases were $31,702,000 and sales were $1,323,000, resulting in net realized loss of $801,000; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.
F.  Capital shares issued and redeemed were:
	Year Ended January 31,
	2024 Shares (000)	2023 Shares (000)
Issued	3,562	9,838
Issued in Lieu of Cash Distributions	17,762	16,244
Redeemed	(786)	(52)
Net Increase (Decrease) in Shares Outstanding	20,538	26,030
43

Real Estate II Index Fund
G.  Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia’s invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund’s investments and fund performance.
To the extent the fund’s investment portfolio reflects concentration in a particular market, industry, sector, country or asset class, the fund may be adversely affected by the performance of these concentrations and may be subject to increased price volatility and other risks.
The use of derivatives may expose the fund to various risks. Derivatives can be highly volatile, and any initial investment is generally small relative to the notional amount so that transactions may be leveraged in terms of market exposure. A relatively small market movement may have a potentially larger impact on derivatives than on standard securities. Leveraged derivatives positions can, therefore, increase volatility. Additional information regarding the fund’s use of derivative(s) and the specific risks associated is described under significant accounting policies.
H.  Management has determined that no events or transactions occurred subsequent to January 31, 2024, that would require recognition or disclosure in these financial statements.
44

Report of Independent Registered
Public Accounting Firm
To the Board of Trustees of Vanguard Specialized Funds and Vanguard Fixed Income Securities Funds and Shareholders of Vanguard Real Estate Index Fund and Vanguard Real Estate II Index Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Vanguard Real Estate Index Fund (one of the funds constituting Vanguard Specialized Funds) and Vanguard Real Estate II Index Fund (one of the funds constituting Vanguard Fixed Income Securities Funds) (hereafter collectively referred to as the "Funds") as of January 31, 2024, the related statements of operations for the year ended January 31, 2024, the statements of changes in net assets for each of the two years in the period ended January 31, 2024, including the related notes, and the financial highlights for each of the five years in the period ended January 31, 2024 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of January 31, 2024, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended January 31, 2024 and each of the financial highlights for each of the five years in the period ended January 31, 2024 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of January 31, 2024 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
March 20, 2024
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
45

Tax information (unaudited)
The following amounts, or if subsequently determined to be different, the maximum amounts allowable by law, are hereby designated as qualified dividend income for individual shareholders for the fiscal year.
Fund	($000)
Real Estate Index Fund	46,269
Real Estate II Index Fund	6,113
The following amounts, or if subsequently determined to be different, the maximum amounts allowable by law, are hereby designated as interest earned from obligations of the U.S. government which is generally exempt from state income tax.
Fund	($000)
Real Estate Index Fund	6,237
Real Estate II Index Fund	179
The following amounts, or if subsequently determined to be different, the maximum amounts allowable by law, are hereby designated as qualified business income for individual shareholders for the fiscal year.
Fund	($000)
Real Estate Index Fund	1,835,112
Real Estate II Index Fund	243,350
46

THESE FUNDS ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI INC. (“MSCI”), ANY OF ITS AFFILIATES, ANY OF ITS DIRECT OR INDIRECT INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE “MSCI PARTIES”). THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI. MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY VANGUARD. NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THESE FUNDS OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN FUNDS GENERALLY OR IN THESE FUNDS PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE. MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THESE FUNDS OR THE ISSUER OR OWNER OF THESE FUNDS. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUERS OR OWNERS OF THESE FUNDS INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES. NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THESE FUNDS TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE CONSIDERATION INTO WHICH THESE FUNDS ARE REDEEMABLE. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE OWNERS OF THESE FUNDS IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THESE FUNDS.
ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES WHICH MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, LICENSEE’S CUSTOMERS OR COUNTERPARTIES, ISSUERS OF THE FUNDS, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARTIES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO ANY MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING WITHOUT LIMITATION LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
47

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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 210 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Member of the board of governors of the Investment Company Institute and the board of governors of FINRA.
Independent Trustees
Tara Bunch
Born in 1962. Trustee since November 2021. Principal occupation(s) during the past five years and other experience: head of global operations at Airbnb (2020–present). Vice president of AppleCare (2012–2020). Member of the advisory board of the University of California, Berkeley School of Engineering and the advisory board of Santa Clara University’s Leavey School of Business.
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Member of the board of directors of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, Roberts Wesleyan College, and the Rochester Philharmonic Orchestra. Trustee of the University of Rochester.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Director of the V Foundation. Member of the advisory council for the College of Arts and Letters at the University of Notre Dame. Chairman of the board of Saint Anselm College.

1 Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: co-founder and managing partner (2022–present) of Grafton Street Partners (investment advisory firm). Chief investment officer (retired 2020) and vice president (retired 2020) of the University of Notre Dame. Chair of the board of Catholic Investment Services, Inc. (investment advisors). Member of the board of superintendence of the Institute for the Works of Religion, the Notre Dame 403(b) Investment Committee, and the board of directors of Paxos Trust Company (finance).
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer of Purposeful (advisory firm for CEOs and C-level executives; 2021–present). Board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Director of DuPont. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, and the NewYork-Presbyterian Hospital.
Lubos Pastor
Born in 1974. Trustee since January 2024. Principal occupation(s) during the past five years and other experience: Charles P. McQuaid Distinguished Service Professor of Finance (2023–present) at the University of Chicago Booth School of Business; Charles P. McQuaid Professor of Finance (2009–2023) at the University of Chicago Booth School of Business. Vice president (2024–present) and director (2021–2023) of the Executive Committee of the European Finance Association. Member of the board of the Fama-Miller Center for Research in Finance. Member of the Academic Advisory Board of the Center for Research in Security Prices (CRSP) and of the CRSP Index Advisory Council. Research associate at the National Bureau of Economic Research. Research fellow at the Centre for Economic Policy Research.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and partner of HighVista Strategies (private investment firm). Member of the board of RIT Capital Partners (investment firm).
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Colin W. Brown Distinguished Professor of the Practice of Law, Duke Law School (2021–present); Rubenstein Fellow, Duke University (2017–2020); Distinguished Fellow of the Global Financial Markets Center, Duke Law School (2020–2022); and Senior Fellow, Duke Center on Risk (2020–present). Partner of Kaya Partners (climate policy advisory services). Member of the board of directors of Arcadia (energy solution technology).

Grant Reid
Born in 1959. Trustee since July 2023. Principal occupation(s) during the past five years and other experience: senior operating partner (2023–present) of CVC Capital (alternative investment manager). Chief executive officer and president (2014–2022) and member of the board of directors (2015–2022) of Mars, Incorporated (multinational manufacturer). Member of the board of directors of Marriott International, Inc. Member of the board of the Sustainable Markets Initiative (environmental services). Chair of the Sustainable Markets Initiative’s Agribusiness Task Force.
David Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company. Trustee of Common Fund.
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Member of the BMW Group Mobility Council.
Executive Officers
Jacqueline Angell
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (November 2022–present) of Vanguard and of each of the investment companies served by Vanguard. Chief compliance officer (2018–2022) and deputy chief compliance officer (2017–2019) of State Street.
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–2022) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Special assistant to the President of the United States (2015).
Ashley Grim
Born in 1984. Principal occupation(s) during the past five years and other experience: treasurer (February 2022–present) of each of the investment companies served by Vanguard. Fund transfer agent controller (2019–2022) and director of Audit Services (2017–2019) at Vanguard. Senior manager (2015–2017) at PriceWaterhouseCoopers (audit and assurance, consulting, and tax services).
Jodi Miller
Born in 1980. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2022–present) of each of the investment companies served by Vanguard. Head of Enterprise Investment Services (2020–present), head of Retail Client Services and Operations (2020–2022), and head of Retail Strategic Support (2018–2020) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express. Nonexecutive director (2022–present) of the board of National Grid (energy).
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Amma Boateng	Karin A. Risi
Joseph Brennan	Anne E. Robinson
Mortimer J. Buckley	Michael Rollings
Gregory Davis	Nitin Tandon
John James	Lauren Valente
Chris D. McIsaac

Connect with Vanguard®>vanguard.com
Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing > 800-749-7273
This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
Source for Bloomberg indexes: Bloomberg Index Services Limited. Copyright 2024, Bloomberg. All rights reserved.
© 2024 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q1230 032024

Item 2: Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert.

All members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts and to be independent: F. Joseph Loughrey, Mark Loughridge, Sarah Bloom Raskin, and Peter F. Volanakis.

Item 4: Principal Accountant Fees and Services.

(a)	Audit Fees.

Audit Fees of the Registrant.

Fiscal Year Ended January 31, 2024: $460,000
Fiscal Year Ended January 31, 2023: $424,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended January 31, 2024: $9,326,156
Fiscal Year Ended January 31, 2023: $10,494,508

Includes fees billed in connection with audits of the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(b)	Audit-Related Fees.

Fiscal Year Ended January 31, 2024: $3,295,934
Fiscal Year Ended January 31, 2023: $2,757,764

Includes fees billed in connection with assurance and related services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(c)	Tax Fees.

Fiscal Year Ended January 31, 2024: $1,678,928
Fiscal Year Ended January 31, 2023: $5,202,689

Includes fees billed in connection with tax compliance, planning, and advice services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(d)	All Other Fees.

Fiscal Year Ended January 31, 2024: $25,000
Fiscal Year Ended January 31, 2023: $298,000

Includes fees billed for services related to tax reported information provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(e)           (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider, and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., or other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant.

(2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)             For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g)           Aggregate Non-Audit Fees.

Fiscal Year Ended January 31, 2024: $1,703,928
Fiscal Year Ended January 31, 2023: $5,500,689

Includes fees billed for non-audit services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(h)           For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in rule 10A-3 under the Securities Exchange Act of 1934 (“Exchange Act”). The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant’s audit committee members are: F. Joseph Loughrey, Mark Loughridge, Sarah Bloom Raskin, and Peter F. Volanakis.

Item 6: Investments.

Not applicable. The complete schedule of investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11: Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control Over Financial Reporting. There were no significant changes in the Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control during the period covered by this report, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13: Exhibits.

(a)(1)	Code of Ethics filed herewith.

(a)(2)	Certifications filed herewith.

(a)(2)	Certifications filed herewith.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD FIXED INCOME SECURITIES FUNDS

BY:	/s/ MORTIMER J. BUCKLEY*
MORTIMER J. BUCKLEY
CHIEF EXECUTIVE OFFICER

Date: March 22, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD FIXED INCOME SECURITIES FUNDS

BY:	/s/ MORTIMER J. BUCKLEY*
MORTIMER J. BUCKLEY
CHIEF EXECUTIVE OFFICER

Date: March 22, 2024

VANGUARD variable insurance FUNDS

BY:	/s/ CHRISTINE BUCHANAN*
CHRISTINE BUCHANAN
CHIEF FINANCIAL OFFICER

Date: March 22, 2024

* By: /s/ Anne E. Robinson

Anne E. Robinson, pursuant to a Power of Attorney filed on July 21, 2023 (see File Number 33-53683) and to a Power of Attorney filed on March 29, 2023 (see File Number 2-11444), Incorporated by Reference.